SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF THE

                 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 1, 1999

RESIDENTIAL ACCREDIT LOANS, INC. (as company under a Pooling  and
Servicing Agreement dated as of November 1, 1999 providing for, inter alia, the issuance of Mortgage Asset-Backed Pass-Through
Certificates, Series 1999-QS14)

                     Residential Accredit Loans, Inc.
      (Exact name of registrant as specified in its charter)

         DELAWARE                  333-72661          51-0368240
(State or other jurisdiction      (Commission)    (I.R.S. employer
     of incorporation)             file number)    identification no.)

     8400 Normandale Lake Blvd., Suite 600, Minneapolis, MN   55437
             (Address of principal executive offices)      (Zip code)

Registrant's telephone number, including area code (612) 832-7000

  (Former name or former address, if changed since last report)

                 Exhibit Index located on Page 2

Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)  Not applicable

          (b)  Not applicable

          (c)    Exhibits  (executed  copies):    The   following
execution  copies  of  Exhibits  to  the  Form  S-3  Registration
Statement of the Registrant are hereby filed:

                                                     Sequentially
Exhibit                                                Numbered
Number                                               Exhibit Page

10.1 Pooling and Servicing Agreement, dated as of November 1,
1999 among Residential Accredit Loans, Inc., as company,
Residential Funding Corporation, as master servicer, and Bankers
Trust Company, as Trustee.

                           SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act  of  1934, the registrant has duly caused this report  to  be
signed   on   its  behalf  by  the  undersigned  thereunto   duly
authorized.

                                   RESIDENTIAL ACCREDIT LOANS,
                                   INC.


                                       By:    /s/ Timothy Pillar
                                     Name:    Timothy Pillar
                                    Title:    Vice President


Dated:  November 29, 1999

Exhibit 10.1

          Pooling  and Servicing Agreement, dated as of  November
1,  1999  among  Residential Accredit Loans,  Inc.,  as  company,
Residential Funding Corporation, as master servicer, and  Bankers
Trust Company, as trustee.

                         EXECUTION COPY


                RESIDENTIAL ACCREDIT LOANS, INC.,

                            Company,

                RESIDENTIAL FUNDING CORPORATION,

                        Master Servicer,

                               and

                     BANKERS TRUST COMPANY,

                             Trustee

                       SERIES SUPPLEMENT,

                  Dated as of November 1, 1999,

                                TO

                        STANDARD TERMS OF
                 POOLING AND SERVICING AGREEMENT
                   dated as of August 1, 1999

         Mortgage Asset-Backed Pass-Through Certificates

                        Series 1999-QS14

                        TABLE OF CONTENTS

 ARTICLE I   DEFINITIONS                                       3
     Section 1.01.Definitions.                                 3
     Section 1.02.Use of Words and Phrases                    17
   ARTICLE II  CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE
       OF CERTIFICATES                                        20
     Section 2.01.Conveyance of Mortgage Loans.  (See
          Standard Terms)                                     20
     Section 2.02.Acceptance by Trustee.  (See Standard
          Terms)                                              20
     Section 2.03.Representations, Warranties and Covenants
          of the Master Servicer and the Company              20
     Section 2.04.Representations and Warranties of Sellers.
          (See Standard Terms)                                22
     Section 2.05.Execution and Authentication of
          Certificates                                        22
 ARTICLE III ADMINISTRATION AND SERVICING OF MORTGAGE LOANS   24
 ARTICLE IV  PAYMENTS TO CERTIFICATEHOLDERS                   25
     Section 4.01.Certificate Account.  (See Standard Terms)  25
     Section 4.02.Distributions                               25
     Section 4.03.Statements to Certificateholders. (See Standard Terms and Exhibit Three attached hereto) 33
     Section 4.04.Distribution of Reports to the Trustee and
          the Company; Advances by the Master Servicer. (See
          Standard Terms)                                     33
     Section 4.05.Allocation of Realized Losses               33
     Section 4.06.Reports of Foreclosures and Abandonment of
          Mortgaged Property.  (See Standard Terms)           34
     Section 4.07.Optional Purchase of Defaulted Mortgage
          Loans.  (See Standard Terms)                        34
     Section 4.08.Surety Bond. (See Standard Terms)           34
 ARTICLE V   THE CERTIFICATES                                 40
 ARTICLE VI  THE COMPANY AND THE MASTER SERVICER              41
 ARTICLE VII DEFAULT                                          42
 ARTICLE VIIICONCERNING THE TRUSTEE                           43
 ARTICLE IX  TERMINATION                                      44
 ARTICLE X   REMIC PROVISIONS                                 45
     Section 10.01.REMIC Administration.  (See Standard
          Terms)                                              45
     Section 10.02.Master Servicer; REMIC Administrator and Trustee Indemnification. (See Standard Terms) 45
 ARTICLE XI  MISCELLANEOUS PROVISIONS                         48
     Section 11.01.Amendment.  (See Standard Terms)           48
     Section 11.02.Recordation of Agreement.  Counterparts.
          (See Standard Terms)                                48
     Section 11.03.Limitation on Rights of
          Certificateholders.  (See Standard Terms)           48
     Section 11.04.Governing Laws.  (See Standard Terms)      48
     Section 11.05.Notices.                                   48
     Section 11.06.Required Notices to Rating Agency and
          Subservicer.  (See Standard Terms)                  49
     Section 11.07.Severability of Provisions (See Standard
          Terms)                                              49
     Section 11.08.Supplemental Provisions for
          Resecuritization.  (See Standard Terms)             49
     Section 11.09.Allocation of Voting Rights                49

                            EXHIBITS

Exhibit One:   Mortgage Loan Schedule
Exhibit Two:   Schedule of Discount Fractions
Exhibit Three: Information to be Included in
               Monthly Distribution Date Statement
Exhibit Four:  Standard Terms of Pooling and Servicing
               Agreement Dated as of August 1, 1999

     This is a Series Supplement, dated as of November 1, 1999 (the "Series Supplement"), to the Standard Terms of Pooling and Servicing Agreement, dated as of August 1, 1999 and attached as Exhibit Four hereto (the "Standard Terms" and, together with this Series Supplement, the "Pooling and Servicing Agreement" or "Agreement"), among RESIDENTIAL ACCREDIT LOANS, INC., as the company (together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and BANKERS TRUST COMPANY, as Trustee (together with its permitted successors and assigns, the "Trustee").

                     PRELIMINARY STATEMENT:

     The Company intends to sell mortgage asset-backed pass-through certificates (collectively, the "Certificates"), to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans. As provided herein, the REMIC Administrator will make an election to treat the entire segregated pool of assets described in the definition of Trust Fund, and subject to this Agreement (including the Mortgage Loans but excluding the Initial Monthly Payment Fund), as one or more real estate mortgage investment conduits (each, a "REMIC") for federal income tax purposes.

     The terms and provisions of the Standard Terms are hereby incorporated by reference herein as though set forth in full herein. If any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Standard Terms, the terms and provisions of this Series Supplement shall govern. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Standard Terms. The Pooling and Servicing Agreement shall be dated as of the date of the Series Supplement.

     The following table sets forth the designation, type, Pass-Through Rate, aggregate Initial Certificate Principal Balance, Maturity Date, initial ratings and certain features for each Class of Certificates comprising the interests in the Trust Fund created hereunder.

                                                                                               Standard &
                                  Aggregate Initial                                              Poor's/
                  Pass-Through       Certificate                               Maturity       -------------
  Designation         Rate       Principal Balance         Features1             Date          Fitch IBCA    Minimum Denominations2


Class A-1            7.50%        $138,880,000.00           Senior        November 25, 2029      AAA/AAA           $25,000.00
Class A-2         AdjustableRate3  $27,776,000.00       Senior/Floater    November 25, 2029      AAA/AAA           $25,000.00
Class A-3          Adjustable              $0.004       Senior/Inverse    November 25, 2029     AAAr/AAA           $25,000.00
                     Rate3                             Floater/Interest
                                                             Only

Class A-4            7.75%         $11,426,000.00           Senior        November 25, 2029      AAA/AAA           $25,000.00
Class A-5            7.75%         $21,743,000.00       Senior/Lockout    November 25, 2029      AAA/AAA           $25,000.00
Class A-P            0.00%            $865,434.18          Principal      November 25, 2029     AAAr/AAA           $25,000.00
                                                          Only/Senior

Class A-V           Variable               $0.006          Variable       November 25, 2029     AAAr/AAA               7
                     Rate5                               Strip/Senior

Class R-I            7.75%               $100.00        Residual/Senior   November 25, 2029      AAA/AAA               8
Class R-II           7.75%               $100.00        Residual/Senior   November 25, 2029      AAA/AAA               8
Class M-1            7.75%          $8,698,000.00          Mezzanine      November 25, 2029       NA/AA            $25,000.00
Class M-2            7.75%          $2,718,000.00          Mezzanine      November 25, 2029       NA/A            $250,000.00
Class M-3            7.75%          $2,391,800.00          Mezzanine      November 25, 2029      NA/BBB           $250,000.00
Class B-1            7.75%          $1,413,400.00         Subordinate     November 25, 2029       NA/BB           $250,000.00
Class B-2            7.75%            $652,300.00         Subordinate     November 25, 2029       NA/B            $250,000.00
Class B-3            7.75%            $869,779.03         Subordinate     November 25, 2029       NA/NA           $250,000.00


     The Mortgage Loans have an aggregate principal balance as of the Cut-off Date of $217,433,913.21.



_______________________
1 The Certificates, other than the Class A-P, Class A-V, Class B and Class R Certificates shall be Book-Entry Certificates. The
Class A-P, Class A-V, Class B and Class R Certificates shall be delivered to the holders thereof in physical form.

2 The Certificates, other than the Class A-V and Class R Certificates, shall be issuable in minimum dollar denominations as indicated above (by Certificate Principal Balance or Notional Amount, as applicable) and integral multiples of $1 (or $1,000 in the case of the Class A-P, Class B-1, Class B-2 and Class B-3 Certificates) in excess thereof, except that one Certificate of any of the Class A-P, Class B-1, Class B-2 and Class B-3 Certificates that contain an uneven multiple of $1,000 shall be issued in a denomination equal to the sum of the related minimum denomination set forth above and such uneven multiple for such Class or the sum of such denomination and an integral multiple of $1,000.

3
Adjustable      Initial   Formula           Maximum   Minimum
Rates:
  Class A-2:    6.0175%   LIBOR + 0.60%     9.00%     0.60%
  Class A-3:    2.9825%   8.40% -LIBOR      8.40%     0.00%


4 The notional amount of the Class A-3 Certificates will be equal to the Certificate Principal Balance of the Class A-2
Certificates.

5 The Initial Pass-Through Rate on the Class A-V Certificates is
0.5892%.

6 The notional amount of the Class A-V Certificates will be equal to the aggregate Stated Principal Balance of the Mortgage Loans.

7 The Class A-V Certificates shall be issuable in minimum denominations of not less than a 20% Percentage Interest.

8 The Class R Certificates shall be issuable in minimum denominations of not less than a 20% Percentage Interest; provided, however, that one Class R-I Certificate and one Class R-II Certificate will be issuable to Residential Funding as "tax matters person" pursuant to Section 10.01(c) and (e) in a minimum denomination representing a Percentage Interest of not less than 0.01%.

     In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:

                            ARTICLE I

                           DEFINITIONS

     Section 1.01.  Definitions.

     Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

     Accretion Termination Date:  None.

     Accrual Certificates:  None.

     Bankruptcy Amount: As of any date of determination prior to the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of (A) $175,000 over (B) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement. As of any date of determination on or after the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of

          (1) the lesser of (a) the Bankruptcy Amount calculated as of the close of business on the Business Day immediately preceding the most recent anniversary of the Cut-off Date coinciding with or preceding such date of determination (or, if such date of determination is an anniversary of the Cut-off Date, the Business Day immediately preceding such date of determination) (for purposes of this definition, the "Relevant Anniversary") and (b) the greater of

               (A) the greater of (i) 0.0006 times the aggregate principal balance of all the Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary (other than Additional Collateral Loans) having a Loan-to-Value Ratio at origination which exceeds 75% and
          (ii) $175,000; and

(B) the greater of (i) the product of (x) an amount equal to the largest difference in the related Monthly Payment for any Non-Primary Residence Loan remaining in the Mortgage Pool (other than Additional Collateral Loans) which had an original Loan-to-Value Ratio of 80% or greater that would result if the Net Mortgage Rate thereof was equal to the weighted average (based on the principal balance of the Mortgage Loans as of the Relevant Anniversary) of the Net Mortgage Rates of all Mortgage Loans as of the Relevant Anniversary less 1.25% per annum, (y) a number equal to the weighted average remaining term to maturity, in months, of all Non-Primary Residence Loans remaining in the Mortgage Pool as of the Relevant Anniversary, and (z) one plus the quotient of the number of all Non-Primary Residence Loans remaining in the Mortgage Pool divided by the total number of Outstanding Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary, and (ii) $50,000,

          over (2) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the Relevant Anniversary.

     The Bankruptcy Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

     Certificate:   Any  Class A, Class M, Class  B  or  Class  R
Certificate.

     Certificate Account: The separate account or accounts created and maintained pursuant to Section 4.01 of the Standard Terms, which shall be entitled "Bankers Trust Company, as trustee, in trust for the registered holders of Residential Accredit Loans, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 1999-QS14" and which must be an Eligible Account.

     Certificate Policy:  None.

     Class A Certificate:  Any one of the Class A-1, Class A-2,
Class A-3, Class A-4, Class A-5, Class A-P or Class A-V
Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A.

     Class R Certificate: Any one of the Class R-I Certificates and Class R-II Certificates.

     Class R-I Certificate: Any one of the Class R-I Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC I for purposes of the REMIC Provisions.

     Class R-II Certificate: Any one of the Class R-II Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC II for purposes of the REMIC Provisions.

     Closing Date:  November 29, 1999.

     Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located at 1761 East St. Andrews Place, Santa Ana, California 92705-4934,
Attention: Residential Funding Corporation Series 1999-QS14.

     Cut-off Date: November 1, 1999.

     Discount Net Mortgage Rate: 7.75% per annum.

     Due Period: With respect to each Distribution Date and any Mortgage Loan, the period commencing on the second day of the month prior to the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

     Eligible Funds: On any Distribution Date, the portion, if any, of the Available Distribution Amount remaining after reduction by the sum of (i) the aggregate amount of Accrued Certificate Interest on the Senior Certificates, (ii) the Senior Principal Distribution Amount (determined without regard to
Section 4.02(a)(ii)(Y)(D) hereof), (iii) the Class A-P Principal Distribution Amount (determined without regard to Section 4.02(b)(i)(E) hereof) and (iv) the aggregate amount of Accrued Certificate Interest on the Class M, Class B-1 and Class B-2 Certificates.

     Floater Certificates:  The Class A-2 Certificates.

     Fraud Loss Amount: As of any date of determination after the Cut-off Date, an amount equal to: (X) prior to the first anniversary of the Cut-off Date an amount equal to 2.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the Cut-off Date minus the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement since the Cut-off Date up to such date of determination and (Y) from the first to the fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the most recent anniversary of the Cut-off Date up to such date of determination. On and after the fifth anniversary of the Cut-off Date, the Fraud Loss Amount shall be zero.

     The Fraud Loss Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

     Initial Monthly Payment Fund: $22,406, representing scheduled principal amortization and interest at the Net Mortgage
Rate during the Due Period ending on November 1, 1999, for those Mortgage Loans for which the Trustee will not be entitled to receive such payment.

     Initial Notional Amount: With respect to the Class A-V Certificates or Subclass thereof issued pursuant to Section 5.01(c), the aggregate Cut-off Date Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC II Regular Interest Z represented by such Class or Subclass on such date.

     Initial Subordinate Class Percentage: With respect to each Class of Subordinate Certificates, an amount which is equal to the initial aggregate Certificate Principal Balance of the such Class of Subordinate Certificates divided by the aggregate Stated Principal Balance of all the Mortgage Loans as of the Cut-off Date as follows:

     Class M-1: 4.00%         Class B-1: 0.65%
     Class M-2: 1.25%         Class B-2: 0.30%
     Class M-3: 1.10%         Class B-3: 0.40%

     Interest Accrual Period: With respect to any Certificates (other than the Adjustable Rate Certificates) and any Distribution Date, the calendar month preceding the month in which such Distribution Date occurs. The Interest Accrual Period for the Adjustable Rate Certificates for any Distribution Date is the period beginning on the previous Distribution Date (or in the case of the first Distribution Date, the Closing Date) and ending on the day before such Distribution Date.

     Interest  Only  Certificates:  Any  one  of  the  Class  A-3
Certificates  or  Class  A-V  Certificates.  The  Interest   Only
Certificates will have no Certificate Principal Balance.

     Inverse Floater Certificates:  The Class A-3 Certificates.

     Lockout Percentage: For any Distribution Date occurring prior to the Distribution Date in December 2004 will be 0% and for any Distribution Date thereafter will be as follows: for any Distribution Date on and after December 2004 and prior to December 2005, 30%; for any Distribution Date on or after
December 2005 and prior to December 2006, 40%; for any Distribution Date on or after December 2006 and prior to December 2007, 60%; for any Distribution Date on or after December 2007 and prior to December 2008, 80%; and for any Distribution Date thereafter, 100%.

     Maturity  Date:   November 25, 2029, the  Distribution  Date
immediately following the latest scheduled maturity date of any Mortgage Loan.

     Mortgage Loan Schedule: The list or lists of the Mortgage Loans attached hereto as Exhibit One (as amended from time to time to reflect the addition of Qualified Substitute Mortgage Loans), which list or lists shall set forth the following information as to each Mortgage Loan:

     (i)  the Mortgage Loan identifying number ("RFC LOAN #");

     (ii) the street address of the Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) including state and zip code ("ADDRESS");

     (iii)     the maturity of the Mortgage Note ("MATURITY DATE");

     (iv) the Mortgage Rate ("ORIG RATE");

     (v)  the Subservicer pass-through rate ("CURR NET");

     (vi) the Net Mortgage Rate ("NET MTG RT");

     (vii)     the Pool Strip Rate ("STRIP");

     (viii) the initial scheduled monthly payment of principal, if any, and interest ("ORIGINAL P & I");

     (ix) the Cut-off Date Principal Balance ("PRINCIPAL BAL");

     (x)  the Loan-to-Value Ratio at origination ("LTV");

     (xi) the rate at which the Subservicing Fee accrues ("SUBSERV
            FEE") and at which the Servicing Fee accrues ("MSTR SERV FEE");

     (xii) a code "T," "BT" or "CT" under the column "LN FEATURE," indicating that the Mortgage Loan is secured by a second or vacation residence; and

     (xiii) a code "N" under the column "OCCP CODE," indicating that the Mortgage Loan is secured by a non-owner occupied residence.

Such schedule may consist of multiple reports that collectively set forth all of the information required.

     Notional Amount: As of any Distribution Date, (i) with respect to the Inverse Floater Certificates, the Certificate Principal Balance of the Floater Certificates immediately prior to such date, and (ii) with respect to any Class A-V Certificates or Subclass thereof issued pursuant to Section 5.01(c), the aggregate Stated Principal Balance of the Mortgage Loans corresponding to Uncertificated REMIC II Regular Interest Z represented by such Class or Subclass immediately prior to such date.

     Pass-Through Rate: With respect to the Class A Certificates (other than the Floater, Inverse Floater, Class A-V and Class A-P Certificates), Class M Certificates, Class B Certificates and Class R Certificates and any Distribution Date, the per annum rates set forth in the Preliminary Statement hereto. With respect to the Floater Certificates and the initial Interest Accrual Period, 6.0175% per annum, and as to any Interest Accrual Period thereafter, a per annum rate equal to 0.60% plus LIBOR, subject to a maximum rate of 9.00% per annum and a minimum rate of 0.60% per annum. With respect to the Inverse Floater Certificates and the initial Interest Accrual Period, 2.9825% per annum, and as to any Interest Accrual Period thereafter, a per annum rate equal to 8.40% minus LIBOR, subject to a maximum rate of 8.40% per annum and a minimum rate of 0.000% per annum. With respect to the Class A-V Certificates (other than any Subclass thereof) and any
Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Mortgage Loans as of the Due Date in the related Due Period, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans as of the day immediately preceding such Distribution Date (or, with respect to the initial Distribution Date, at the close of business on the Cut-off Date). With respect to the Class A-V Certificates and the initial Distribution Date the Pass-Through Rate is equal to 0.5892% per annum. With respect to any Subclass of Class A-V Certificates and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Mortgage Loans corresponding to Uncertificated REMIC II Regular Interest Z represented by such Subclass as of the Due Date in the related Due Period, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans as of the day immediately preceding such Distribution Date (or with respect to the initial Distribution Date, at the close of business on the Cut-off Date). The Principal Only Certificates have no Pass-Through Rate and are not entitled to Accrued Certificate Interest.

     Prepayment Assumption: The prepayment assumption to be used for determining the accrual of original issue discount and premium and market discount on the Certificates for federal income tax purposes, which assumes a constant prepayment rate of 4.0% per annum of the then outstanding principal balance of the related Mortgage Loans in the first month of the life of such Mortgage Loans and an additional 1.090909% per annum in each month thereafter until the twelfth month, and beginning in the twelfth month and in each month thereafter during the life of the Mortgage Loans, a constant prepayment rate of 16.0% per annum.

     Prepayment Distribution Percentage:   With respect to any
Distribution Date and each Class of Subordinate Certificates, under the applicable circumstances set forth below, the respective percentages set forth below:

     (i) For any Distribution Date prior to the Distribution Date in December 2004 (unless the Certificate Principal Balances of the Senior Certificates (other than the Class A-P Certificates) have been reduced to zero), 0%.

     (ii) For any Distribution Date not discussed in clause (i) above on which any Class of Subordinate Certificates are outstanding:

               (a) in the case of the Class of Subordinate Certificates then outstanding with the Highest Priority and each other Class of Subordinate Certificates for which the related Prepayment Distribution Trigger has been satisfied, a fraction, expressed as a percentage, the numerator of which is the Certificate Principal Balance of such Class immediately prior to such date and the denominator of which is the sum of the Certificate Principal Balances immediately prior to such date of (1) the Class of Subordinate Certificates then outstanding with the Highest
          Priority and (2) all other Classes of Subordinate Certificates for which the respective Prepayment Distribution Triggers have been satisfied; and

(b) in the case of each other Class of Subordinate Certificates for which the Prepayment Distribution Triggers have not been satisfied, 0%; and

     (iii) Notwithstanding the foregoing, if the application of the foregoing percentages on any Distribution Date as provided in
          Section 4.02 of this Series Supplement (determined without regard to the proviso to the definition of "Subordinate Principal Distribution Amount") would result in a distribution in respect of principal of any Class or Classes of Subordinate Certificates in an amount greater than the remaining Certificate Principal Balance thereof (any such class, a "Maturing Class"), then: (a) the Prepayment Distribution Percentage of each Maturing Class shall be reduced to a level that, when applied as described above, would exactly reduce the Certificate Principal Balance of such Class to zero; (b) the Prepayment Distribution Percentage of each other Class of Subordinate Certificates (any such Class, a "Non-Maturing Class") shall be recalculated in accordance with the provisions in paragraph (ii) above, as if the Certificate

          Principal Balance of each Maturing Class had been reduced to zero (such percentage as recalculated, the "Recalculated Percentage");
          (c) the total amount of the reductions in the Prepayment Distribution Percentages of the Maturing Class or Classes pursuant to clause (a) of this sentence, expressed as an aggregate percentage, shall be allocated among the Non-Maturing Classes in proportion to their respective Recalculated Percentages (the portion of such aggregate reduction so allocated to any Non-Maturing Class, the "Adjustment Percentage"); and (d) for purposes of such Distribution Date, the Prepayment Distribution Percentage of each Non-Maturing Class shall be equal to the sum of (1) the Prepayment Distribution Percentage thereof, calculated in accordance with the provisions in paragraph (ii) above as if the Certificate Principal Balance of each Maturing Class had not been reduced to zero, plus (2) the related Adjustment Percentage.

     Principal Only Certificates:  Any one of the Class A-P
Certificates.

     Related Classes: As to any Uncertificated REMIC I Regular Interest, those classes of Certificates identified as "Related Classes of Certificates" to such Uncertificated REMIC I Regular Interest in the definition of Uncertificated REMIC I Regular Interest.

     REMIC  I:   The segregated pool of assets, with  respect  to
which a REMIC election is to be made, consisting of:

          (i)  the Mortgage Loans and the related Mortgage Files,

          (ii) all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund, including the proceeds from the liquidation of Additional Collateral for any Additional Collateral Loan, but not including amounts on deposit in the Initial Monthly Payment Fund;

          (iii) property which secured a Mortgage Loan and which has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

          (iv) the hazard insurance policies and Primary
               Insurance Policies, if any, the Pledged Assets with respect to each Pledged Asset Mortgage Loan, and the interest in the Surety Bond transferred to the Trustee pursuant to Section 2.01, and

          (v)  all proceeds of clauses (i) through (iv) above.

     REMIC I Certificates:  The Class R-I Certificates.

     REMIC II: The segregated pool of assets consisting of the Uncertificated REMIC I Regular Interests conveyed in trust to the Trustee for the benefit of the holders of each Class of Certificates (other than the Class R-I Certificates) pursuant to
Section 2.06, with respect to which a separate REMIC election is to be made.

     REMIC II Certificates: Any Class of Certificates (other than the Class R-I Certificates).

     Senior Certificate:  Any one of the Class A Certificates or
Class R Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A and Exhibit D.

     Senior Percentage: As of any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Senior Certificates (other than the Class A-P Certificates) immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

     Senior Principal Distribution Amount: As to any Distribution Date, the lesser of (a) the balance of the Available Distribution Amount remaining after the distribution of all amounts required to be distributed pursuant to Section 4.02(a)(i) and Section 4.02(a)(ii)(X) of this Series Supplement, or, after the Credit Support Depletion Date, the amount required to be distributed  to  the  Class  A-P Certificateholders  pursuant  to
Section 4.02(c) of this Series Supplement, and (b) the sum of the amounts required to be distributed to the Senior Certificateholders on such Distribution Date pursuant to Sections 4.02(a)(ii)(Y), 4.02(a)(xvi) and 4.02(a)(xvii) of this Series Supplement.

     Special Hazard Amount: As of any Distribution Date, an amount equal to $2,174,339 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement and (ii) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-off Date, the Adjustment Amount shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greater of (A) the greatest of (i) twice the outstanding principal balance of the Mortgage Loan in the Trust Fund which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary, (ii) the product of 1.00% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary and (iii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans in any single five-digit California zip code area with the largest amount of Mortgage Loans by aggregate principal balance as of such anniversary and (B) the greater of (i) the product of 0.50% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary multiplied by a fraction, the numerator of which is equal to the aggregate outstanding principal balance (as of the immediately preceding Distribution
Date) of all of the Mortgage Loans secured by Mortgaged Properties located in the State of California divided by the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans, expressed as a percentage, and the denominator of which is equal to 22.75% (which percentage is equal to the percentage of Mortgage Loans by aggregate principal balance initially secured by Mortgaged Properties located in the State of California) and
(ii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the largest Mortgage Loan secured by a Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) located in the State of California.

     The Special Hazard Amount may be further reduced by the Master Servicer (including accelerating the manner in which coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

     Subordinate Principal Distribution Amount: With respect to any Distribution Date and each Class of Subordinate Certificates,
(a) the sum of (i) the product of (x) the related Subordinate Class Percentage for such Class and (y) the aggregate of the amounts calculated (without giving effect to the related Senior Percentages) for such Distribution Date under clauses (1), (2) and (3) of Section 4.02(a)(ii)(Y)(A); (ii) such Class's pro rata share, based on the Certificate Principal Balance of each Class of Subordinate Certificates then outstanding, of the principal collections described in Section 4.02(a)(ii)(Y)(B)(b) (without giving effect to the Senior Accelerated Distribution Percentage) to the extent such collections are not otherwise distributed to the Senior Certificates; (iii) the product of (x) the related Prepayment Distribution Percentage and (y) the aggregate of all Principal Prepayments in Full and Curtailments received in the related Prepayment Period (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments with respect to a Discount Mortgage Loan) to the extent not payable to the Senior Certificates; (iv) if such Class is the Class of Subordinate Certificates with the Highest Priority, any Excess Subordinate Principal Amount for such Distribution Date; and (v) any amounts described in clauses (i), (ii) and (iii) as determined for any previous Distribution Date, that remain undistributed to the extent that such amounts are not attributable to Realized Losses which have been allocated to a Class of Subordinate Certificates minus (b) with respect to the Class of Subordinate Certificates with the Lowest Priority, any Excess Subordinate Principal Amount for such Distribution Date; provided, however, that the Subordinate Principal Distribution Amount for any Class of Subordinate Certificates on any Distribution Date shall in no event exceed the outstanding Certificate Principal Balance of such Class of Certificates immediately prior to such date.

     Uncertificated Accrued Interest: With respect to each Distribution Date, (i) as to each Uncertificated REMIC I Regular Interest other than the Uncertificated REMIC I Regular Interest Z, an amount equal to the aggregate amount of Accrued Certificate Interest that would result under the terms of the definition thereof on the Related Classes of Certificates if the Pass-
Through Rate on such Classes were equal to the Uncertificated Pass-Through Rate on such Uncertificated REMIC I Regular Interest, (ii) as to each Uncertificated REMIC I Regular Interest Z and each Uncertificated REMIC II Regular Interest, an amount equal to one month's interest at the Pool Strip Rate of the related Mortgage Loan on the principal balance of such Mortgage Loan reduced by such Interest's pro-rata share of any prepayment interest shortfalls or other reductions of interest allocable to the Class A-V Certificates.

     Uncertificated Pass-Through Rate:  With respect to  each  of the  Uncertificated REMIC  Regular Interests the per  annum  rate
specified  in  the  definition of Uncertificated  REMIC   Regular

Interest.  With  respect to each Uncertificated REMIC  I  Regular
Interest Z and each Uncertificated REMIC II Regular Interest Z, the Pool Strip Rate for the related Mortgage Loan.

     Uncertificated  Principal Balance:   With  respect  to  each
Uncertificated REMIC I Regular Interest, as defined in the definition of Uncertificated REMIC Regular Interest.

     Uncertificated REMIC Regular Interests: The Uncertificated REMIC I Regular Interests Z together with the interests identified in the table below, each representing an undivided beneficial ownership interest in REMIC I, and having the following characteristics:

     1. The principal balance from time to time of each REMIC I Regular Interest identified in the table below shall be the amount identified as the Initial Principal Balance thereof in such table, minus (ii) the sum of
          (x) the aggregate of all amounts previously deemed distributed with respect to such interest and applied to reduce the Uncertificated Principal Balance thereof pursuant to Section 4.02(a)(ii) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses that were previously deemed allocated to the Uncertificated Principal Balance of such Uncertificated REMIC I Regular Interest pursuant to
          Section 4.02(d), which equals the aggregate principal balance of the Classes of Certificates identified as related to such Regular Interest in such table.

     2.   The Uncertified Pass-Through Rate for each REMIC I
          Regular Interest identified in the table below shall be the per annum rate set forth in the Pass-Through
          Rate column of such table.

     3. The Uncertificated REMIC I Distribution Amount for each REMIC I Regular Interest identified in the table below shall be, for any Distribution Date, the amount deemed distributed with respect to such Uncertificated REMIC I Regular Interest on such Distribution Date pursuant to the provisions of Section 4.02(a).

Uncertificated    Related Classes of   Pass-Through     Initial
   REMIC I         Certificates          Rate        Principal
   Regular                                             Balance
  Interest
      V        A-1                    7.50%         $138,880,000
      W        A-2, A-3               9.00%         $27,776,000
      X        A-P                    0.00%         $865,434.18
      Y        A-4, A-5, R-II, M-1,   7.75%         $49,912,379
               M-2, M-3, B-1, B-2, B-3

     Uncertificated REMIC-I Regular Interest Z: The 1,662 uncertificated partial undivided beneficial ownership interests in the Trust Fund, numbered sequentially from 1 to 1,662, each relating to the particular Mortgage Loan identified by such sequential number on the Mortgage Loan Schedule, each having no principal balance, and each bearing interest at the respective Pool Strip Rate on the Stated Principal Balance of the related Mortgage Loan.

     Uncertificated REMIC I Regular Interests Z Distribution
Amount: With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC I Regular Interests Z for such Distribution Date pursuant to
Section 4.02(a).

     Uncertificated   REMIC   I  Regular  Interest   Distribution
Amounts: With respect to each Uncertificated REMIC I Regular Interest, other than the Uncertificated REMIC I Regular Interest Z, the amount specified as the Uncertificated REMIC I Regular Interest Distribution Amount with respect thereto in the definition of Uncertificated REMIC I Regular Interest. With respect to the Uncertificated REMIC I Regular Interests Z, the Uncertificated REMIC I Regular Interests Z Distribution Amount.

     Uncertificated REMIC II Regular Interest Z: The 1,662 Uncertificated partial undivided beneficial ownership interests in REMIC II numbered sequentially from 1 through 1,662 each relating to the identically numbered Uncertificated REMIC I Regular Interests Z, each having no principal balance and bearing interest at a rate equal to the related Pool Strip Rate on the Stated Principal Balance of the Mortgage Loan related to the identically numbered Uncertificated REMIC I Regular Interests Z, comprising such Uncertificated REMIC II Regular Interest's pro rata share of the amount distributed pursuant to Sections 4.02(a) and (b).

     Uncertificated  REMIC  II  Regular  Interests   Distribution
Amount: With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC I Regular Interests Z for such Distribution Date pursuant to
Section 4.02(a).

     Section 1.02.  Use of Words and Phrases.

     "Herein," "hereby," "hereunder," "hereof," "hereinbefore," "hereinafter" and other equivalent words refer to the Pooling and Servicing Agreement as a whole. All references herein to Articles, Sections or Subsections shall mean the corresponding Articles, Sections and Subsections in the Pooling and Servicing Agreement. The definitions set forth herein include both the singular and the plural.

     Section 1.03.  Determination of LIBOR.

     LIBOR applicable to the calculation of the Pass-Through
Rates on the Floater Certificates and Inverse Floater
Certificates, if any, for any Interest Accrual Period (other than the initial Interest Accrual Period) will be determined as described below:

On each Distribution Date, LIBOR shall be established by the Trustee and, as to any Interest Accrual Period, will equal the rate for one month United States dollar deposits that appears on the Telerate Screen Page 3750 as of 11:00 a.m., London time, on the second LIBOR Business Day prior to the first day of such Interest Accrual Period ("LIBOR Rate Adjustment Date"). "Telerate Screen Page 3750" means the display designated as page 3750 on the Telerate Service (or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks). If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, LIBOR shall be so established by use of such other service for displaying LIBOR or comparable rates as may be selected by the Trustee after consultation with the Master Servicer), the rate will be the Reference Bank Rate. The "Reference Bank Rate" will be determined on the basis of the rates at which deposits in U.S. Dollars are offered by the reference banks (which shall be any three major banks that are engaged in transactions in the London interbank market, selected by the Trustee after consultation with the Master Servicer) as of 11:00 a.m., London time, on the day that is one LIBOR Business Day prior to the immediately preceding Distribution Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to, the aggregate Certificate Principal Balance of the Floater Certificates and Inverse Floater Certificates, then outstanding. The Trustee will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two such quotations are provided, the rate will be the arithmetic mean of the quotations rounded up to the next multiple of 1/16%. If on such date fewer than two quotations are provided as requested, the rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Trustee after consultation with the Master Servicer, as of 11:00 a.m., New York City time, on such date for loans in U.S. Dollars to leading European banks for a period of one month in amounts approximately equal to, with respect to each of the Floater Certificates and Inverse Floater Certificates, the Certificate Principal Balances of the Floater Certificates and Inverse Floater Certificates, respectively, then outstanding. If no such quotations can be obtained, the rate will be LIBOR for the prior Distribution Date, or, in the case of the first LIBOR Rate Adjustment Date, 5.4175%; provided however, if, under the priorities described above, LIBOR for a Distribution Date would be based on LIBOR for the previous Distribution Date for the third consecutive Distribution Date, the Trustee shall select an alternative comparable index (over which the Trustee has no control), used for determining one-month Eurodollar lending rates that is calculated and published (or otherwise made available) by an independent party. "LIBOR Business Day" means any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the city of London, England are required or authorized by law to be closed.


     The establishment of LIBOR by the Trustee on any LIBOR Rate Adjustment Date and the Trustee's subsequent calculation of the Pass-Through Rates applicable to each of the Floater Certificates and Inverse Floater Certificates for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding.

     Promptly following each LIBOR Rate Adjustment Date the Trustee shall supply the Master Servicer with the results of its determination of LIBOR on such date. Furthermore, the Trustee will supply to any Certificateholder so requesting by telephone the Pass-Through Rates on each of the Floater Certificates and Inverse Floater Certificates for the current and the immediately preceding Interest Accrual Period.

                           ARTICLE II

                  CONVEYANCE OF MORTGAGE LOANS;
                ORIGINAL ISSUANCE OF CERTIFICATES

     Section 2.01. Conveyance of Mortgage Loans. (See Section 2.01 of the Standard Terms)

     Section 2.02.  Acceptance by Trustee.  (See Section 2.02 of the
               Standard Terms)

     Section 2.03. Representations, Warranties and Covenants of the Master Servicer and the Company.

     (a) For representations, warranties and covenants of the Master Servicer, see Section 2.03(a) of the Standard Terms.

(b) The Company hereby represents and warrants to the Trustee for the benefit of Certificateholders that as of the Closing Date (or, if otherwise specified below, as of the date so specified):
          (i) No Mortgage Loan is 30 or more days Delinquent in payment of principal and interest as of the Cut-off Date and no Mortgage
     Loan has been so Delinquent more than once in the 12-month period prior to the Cut-off Date;

(ii) The information set forth in Exhibit One hereto with respect to each Mortgage Loan or the Mortgage Loans, as the case may be, is true and correct in all material respects at the date or dates respecting which such information is furnished;
(iii) The Mortgage Loans are fully-amortizing, fixed-rate mortgage loans with level Monthly Payments due on the first day of each month and terms to maturity at origination or modification of not more than 30 years;
(iv) To the best of the Company's knowledge, except with respect to three Mortgage Loans representing approximately 0.2% of the Mortgage Loans by aggregate Stated Principal Balance, if a Mortgage Loan is secured by a Mortgaged Property with a Loan-to-Value Ratio at origination in excess of 80%, such Mortgage Loan is the subject of a Primary Insurance Policy that insures that portion of the principal balance thereof that generally exceeds the amount equal to 75% of the Appraised Value of the related Mortgaged Property. To the best of the Company's knowledge, each such Primary Insurance Policy is in full force and effect and the Trustee is entitled to the benefits thereunder;
(v) The issuers of the Primary Insurance Policies are insurance companies whose claims-paying abilities are currently acceptable to each Rating Agency;
(vi) No more than 0.4% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area in California and no more than 0.6% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area outside California;

(vii) If the improvements securing a Mortgage Loan are in a federally designated special flood hazard area, flood insurance in the amount required under the Program Guide covers the related Mortgaged Property (either by coverage under the federal flood insurance program or by coverage by private insurers);
(viii) Immediately prior to the assignment of the Mortgage Loans to the Trustee, the Company had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation) and such assignment validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest;
(ix) Approximately 42.96% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a reduced loan documentation program, approximately 13.49% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a no-stated income program, and approximately 1.25% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a no income/no asset program;
(x) Except with respect to approximately 30.30% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date, the Mortgagor represented in its loan application with respect to the related Mortgage Loan that the Mortgaged Property would be owner-occupied;
(xi) None of the Mortgage Loans are Buydown Mortgage Loans;
(xii) Each Mortgage Loan constitutes a qualified mortgage under Section 860G(a)(3)(A) of the Code and Treasury Regulations
Section 1.860G-2(a)(1);
(xiii) A policy of title insurance was effective as of the closing of each Mortgage Loan and is valid and binding and remains in full force and effect;
(xiv) None of the Mortgage Loans are Cooperative Loans; with respect to a Mortgage Loan that is a Cooperative Loan, the Cooperative Stock that is pledged as security for the Mortgage Loan is held by a person as a tenant-stockholder (as defined in Section 216 of the Code) in a cooperative housing corporation (as defined in Section 216 of the Code);
(xv) With respect to each Mortgage Loan originated under a "streamlined" Mortgage Loan program (through which no new or updated appraisals of Mortgaged Properties are obtained in connection with the refinancing thereof), the related Seller has represented that either (a) the value of the related Mortgaged Property as of the date the Mortgage Loan was originated was not less than the appraised value of such property at the time of origination of the refinanced Mortgage Loan or (b) the Loan-to-Value Ratio of the Mortgage Loan as of the date of origination of the Mortgage Loan generally meets the Company's underwriting guidelines;

(xvi) Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months;
(xvii) None of the Mortgage Loans contain in the related Mortgage File a Destroyed Mortgage Note;
(xviii)   Not more than 0.4% of the Mortgage Loans by aggregate
Stated Principal Balance as of the Cut-off Date will have been made to International Borrowers, and no such Mortgagor is a member of a foreign diplomatic mission with diplomatic rank;
(xix) No Mortgage Loan provides for payments that are subject to reduction by withholding taxes levied by any foreign (non-United States) sovereign government; and
(xx) None of the Mortgage Loans are Additional Collateral Loans and none of the Mortgage Loans are Pledged Asset Loans.
It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

     Upon discovery by any of the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties set forth in this Section 2.03(b) that materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided, however, that in the event of a breach of the representation and warranty set forth in Section 2.03(b)(xii), the party discovering such breach shall give such notice within five days of discovery. Within 90 days of its discovery or its receipt of notice of breach, the Company shall either (i) cure such breach in all material respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that the Company shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in
Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. Any such substitution shall be effected by the Company under the same terms and conditions as provided in Section 2.04 for substitutions by Residential Funding. It is understood and agreed that the obligation of the Company to cure such breach or to so purchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders. Notwithstanding the foregoing, the Company shall not be required to cure breaches or purchase or substitute for Mortgage Loans as provided in this Section 2.03(b) if the substance of the breach of a representation set forth above also constitutes fraud in the origination of the Mortgage Loan.

     Section 2.04.  Representations and Warranties of Sellers. (See
               Section 2.04 of the Standard Terms)

     Section 2.05.  Execution and Authentication of Certificates.

     The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to it, or any Custodian on its behalf, subject to any exceptions noted, together with the assignment to it of all other assets included in the Trust Fund and/or the applicable REMIC, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Company executed by an officer of the Company, has executed and caused to be authenticated and delivered to or upon the order of the Company the Certificates in authorized denominations that evidence ownership of the entire Trust Fund.

                           ARTICLE III

                  ADMINISTRATION AND SERVICING
                        OF MORTGAGE LOANS

             (See Article III of the Standard Terms)

                          ARTICLE IV

                 PAYMENTS TO CERTIFICATEHOLDERS

     Section 4.01.  Certificate Account.  (See Section 4.01 of the
               Standard Terms)

     Section 4.02.  Distributions.

     (a) On each Distribution Date (x) the Master Servicer on behalf of the Trustee or (y) the Paying Agent appointed by the Trustee, shall distribute to the Master Servicer, in the case of a distribution pursuant to Section 4.02(a)(iii) below, the amount required to be distributed to the Master Servicer or a Sub-Servicer pursuant to Section 4.02(a)(iii) below, and to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Master Servicer or the Paying Agent, as the case may be, or, if such Certificateholder has not so notified the Master Servicer or the Paying Agent by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register such Certificateholder's share (which share
(A) with respect to each Class of Certificates (other than any Subclass of the Class A-V Certificates), shall be based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder or (B) with respect to any Subclass of the Class A-V Certificates, shall be equal to the amount (if any) distributed pursuant to Section 4.02(a)(i) below to each Holder of a Subclass thereof) of the following amounts, in the following order of priority (subject to the provisions of Section 4.02(b) below), in each case to the extent of the Available Distribution Amount remaining:

          (i) to the Senior Certificates (other than the Class A-P Certificates) on a pro rata basis based on Accrued Certificate Interest payable on such Certificates with respect to such Distribution Date, Accrued Certificate Interest on such Classes of Certificates (or Subclasses, if any, with respect to the Class A-V Certificates) for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a); and

(ii) (X) to the Class A-P Certificates, the Class A-P Principal Distribution Amount; and
               (Y) to the Senior Certificates (other than the Class A-P Certificates), in the priorities and amounts set forth in Section 4.02(b), (c) and (e), the sum of the following (applied to reduce the Certificate Principal Balances of such Senior Certificates, as applicable):

               (A) the Senior Percentage for such Distribution Date times the sum of the following:

                    (1) the principal portion of each Monthly Payment due during the related Due Period on each Outstanding Mortgage Loan (other than the related Discount Fraction of the principal portion of such payment with respect to a Discount Mortgage

               Loan), whether or not received on or prior to the related Determination Date, minus the principal portion of any Debt Service Reduction (other than the related Discount Fraction of the principal portion of such Debt Service Reductions with respect to each Discount Mortgage Loan) which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

(2) the Stated Principal Balance of any Mortgage Loan repurchased during the related Prepayment Period (or deemed to have been so repurchased in accordance with Section 3.07(b)) pursuant to Section 2.02, 2.03, 2.04 or 4.07 and the amount of any shortfall deposited in the Custodial Account in connection with the substitution of a Deleted Mortgage Loan pursuant to
Section 2.03 or 2.04 during the related Prepayment Period (other than the related Discount Fraction of such Stated Principal
Balance or shortfall with respect to each Discount Mortgage
Loan); and
(3) the principal portion of all other unscheduled collections (other than Principal Prepayments in Full and Curtailments and amounts received in connection with a Cash
Liquidation or REO Disposition of a Mortgage Loan described in
Section 4.02(a)(ii)(Y)(B) of this Series Supplement, including without limitation Insurance Proceeds, Liquidation Proceeds and
REO Proceeds) received during the related Prepayment Period (or deemed to have been so received in accordance with Section
3.07(b) of the Standard Terms) to the extent applied by the Master Servicer as recoveries of principal of the related
Mortgage Loan pursuant to Section 3.14 of the Standard Terms
(other than the related Discount Fraction of the principal portion of such unscheduled collections, with respect to each Discount Mortgage Loan);
               (B) with respect to each Mortgage Loan for which a Cash Liquidation or a REO Disposition occurred during the related Prepayment Period (or was deemed to have occurred during such period in accordance with Section 3.07(b) of the Standard Terms) and did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (a) the Senior Percentage for such Distribution Date times the Stated Principal Balance of such Mortgage Loan (other than the related Discount Fraction of such Stated Principal Balance, with respect to each Discount Mortgage
          Loan) and (b) the Senior Accelerated Distribution Percentage for such Distribution Date times the related unscheduled collections (including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 of the Standard Terms (in each case other than the portion of such unscheduled collections, with respect to a Discount Mortgage Loan, included in Section 4.02(b)(i)(C) of this Series Supplement);

(C) the Senior Accelerated Distribution Percentage for such Distribution Date times the aggregate of all Principal
Prepayments in Full and Curtailments received in the related Prepayment Period (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments, with respect to each Discount Mortgage Loan);
(D)       any Excess Subordinate Principal Amount for such
Distribution Date; and
(E)       any amounts described in subsection (ii)(Y), clauses
(A), (B) and (C) of this Section 4.02(a), as determined for any previous Distribution Date, which remain unpaid after application of amounts previously distributed pursuant to this clause (E) to the extent that such amounts are not attributable to Realized
Losses which have been allocated to the Subordinate Certificates;
          (iii) if the Certificate Principal Balances of the Subordinate Certificates have not been reduced to zero, to the Master Servicer or a Sub-Servicer, by remitting for deposit to the Custodial Account, to the extent of and in reimbursement for any Advances or Sub-Servicer Advances previously made with respect to any Mortgage Loan or REO Property which remain unreimbursed in whole or in part following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property, minus any such Advances that were made with respect to delinquencies that ultimately constituted Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses;

(iv) to the Holders of the Class M-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;
(v) to the Holders of the Class M-1 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(vii), (ix), (xi), (xiii), (xiv) and (xv) of this Series Supplement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-1 Certificates;
(vi) to the Holders of the Class M-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;
(vii) to the Holders of the Class M-2 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(ix), (xi), (xiii), (xiv) and
(xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-2 Certificates;

(viii) to the Holders of the Class M-3 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;
(ix) to the Holders of the Class M-3 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xi), (xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-3 Certificates;
(x) to the Holders of the Class B-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;
(xi) to the Holders of the Class B-1 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-1 Certificates;
(xii) to the Holders of the Class B-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;
(xiii) to the Holders of the Class B-2 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-2 Certificates;
(xiv) to the Holders of the Class B-3 Certificates, an amount equal to (x) the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Section 4.02(a) (xv) are insufficient therefor;
(xv) to the Holders of the Class B-3 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates applied in reduction of the Certificate Principal Balance of the Class B-3 Certificates;

(xvi) to the Senior Certificates, on a pro rata basis in accordance with their respective outstanding Certificate Principal Balances, the portion, if any, of the Available Distribution Amount remaining after the foregoing distributions, applied to reduce the Certificate Principal Balances of such Senior Certificates, but in no event more than the aggregate of the outstanding Certificate Principal Balances of each such Class of Senior Certificates, and thereafter, to each Class of Subordinate Certificates then outstanding beginning with such Class with the Highest Priority, any portion of the Available Distribution Amount remaining after the Senior Certificates have been retired, applied to reduce the Certificate Principal Balance of each such Class of Subordinate Certificates, but in no event more than the outstanding Certificate Principal Balance of each such Class of Subordinate Certificates; and
(xvii) to the Class R Certificates, the balance, if any, of the Available Distribution Amount.
     Notwithstanding the foregoing, on any Distribution Date, with respect to the Class of Subordinate Certificates outstanding on such Distribution Date with the Lowest Priority, or in the event the Subordinate Certificates are no longer outstanding, the Senior Certificates, Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date will be distributable only to the extent that such unpaid Accrued Certificate Interest was attributable to interest shortfalls relating to the failure of the Master Servicer to make any required Advance, or the determination by the Master Servicer that any proposed Advance would be a Nonrecoverable Advance with respect to the related Mortgage Loan where such Mortgage Loan has not yet been the subject of a Cash Liquidation or REO Disposition.

     (b) Distributions of principal on the Senior Certificates on each Distribution Date occurring prior to the Credit Support
Depletion Date will be made as follows:

          (i) first, to the Class A-P Certificates, until the Certificate Principal Balance thereof is reduced to zero, an amount (the "Class A-P Principal Distribution Amount") equal to the aggregate of:

               (A) the related Discount Fraction of the principal portion of each Monthly Payment on each Discount Mortgage Loan due during the related Due Period, whether or not received on or prior to the related Determination Date, minus the Discount Fraction of the principal portion of any related Debt Service Reduction which together with other Bankruptcy Losses exceeds the Bankruptcy
          Amount;

(B) the related Discount Fraction of the principal portion of all unscheduled collections on each Discount Mortgage Loan received during the preceding calendar month (other than amounts received in connection with a Cash Liquidation or REO Disposition of a Discount Mortgage Loan described in clause (C) below), including Principal Prepayments in Full, Curtailments and repurchases (including deemed repurchases under Section 3.07(b) of the Standard Terms) of Discount Mortgage Loans (or, in the case of a substitution of a Deleted Mortgage Loan, the Discount Fraction of the amount of any shortfall deposited in the Custodial Account in connection with such substitution);
(C) in connection with the Cash Liquidation or REO Disposition of a Discount Mortgage Loan that did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (1) the applicable Discount Fraction of the Stated Principal Balance of such Discount Mortgage Loan immediately prior to such Distribution Date and (2) the aggregate amount of the collections on such Mortgage Loan to the extent applied as recoveries of principal;
(D) any amounts allocable to principal for any previous Distribution Date (calculated pursuant to clauses (A) through (C) above) that remain undistributed; and
(E) the amount of any Class A-P Collection Shortfalls for such Distribution Date and the amount of any Class A-P Collection Shortfalls remaining unpaid for all previous Distribution Dates, but only to the extent of the Eligible Funds for such Distribution Date;
          (ii) the Senior Principal Distribution Amount shall be distributed as follows:

          (A) first, to the Class A-5 Certificates, in reduction of the Certificate Principal Balance thereof, an amount equal to the Lockout Percentage of the Class A-5 Certificates' pro rata share (based on the Certificate Principal Balance thereof relative to the aggregate Certificate Principal Balance of all classes of Certificates (other than the Principal Only Certificates)) of the aggregate of the collections described in Sections 4.02(a)(ii)(Y)(A), (B), (C) and (E);

          provided that, if the aggregate of the amounts set forth in Sections 4.02(a)(ii)(Y)(A) through (E), is more than the balance of the Available Distribution Amount remaining after the Senior Interest Distribution Amount and the Class A-P Principal Distribution Amount have been distributed, the amount paid to the Class A-5 Certificates pursuant to this clause (ii)(A) shall be reduced by an amount equal to the Class A-5 Certificates' pro rata share (based on the aggregate Certificate Principal Balance thereof relative to the aggregate Certificate Principal Balance of all classes of Senior Certificates (other than the Principal Only Certificates)) of such difference; and

          (B) second, the balance of the Senior Principal Distribution Amount remaining after the distributions, if any, described in clause (ii)(A) above shall be distributed as follows:

                    (1) first, concurrently, to each class of the Class R Certificates, on a pro rata basis (in proportion to their respective Certificate Principal Balances) until the Certificate Principal Balances thereof have been reduced to zero;

                    (2)  second, concurrently, to the Class A-1
               Certificates and Class A-2 Certificates, on a pro rata basis (in proportion to their respective Certificate Principal Balances) until the Certificate Principal Balances thereof have been reduced to zero;

                    (3)  third, to the Class A-4 Certificates
               until the Certificate Principal Balance thereof has been reduced to zero; and

                    (4)  fourth, to the Class A-5 Certificates
               until the Certificate Principal Balance thereof has been reduced to zero.

     (c) On or after the Credit Support Depletion Date, all priorities relating to distributions as described in Section 4.02(b) above in respect of principal among the various classes of Senior Certificates (other than the Class A-P Certificates) will be disregarded, and (i) an amount equal to the Discount Fraction of the principal portion of scheduled payments and unscheduled collections received or advanced in respect of the Discount Mortgage Loans will be distributed to the Class A-P Certificates, (ii) the Senior Principal Distribution Amount will be distributed to the remaining Senior Certificates (other than the Class A-P Certificates) pro rata in accordance with their respective outstanding Certificate Principal Balances, and (iii) the amount set forth in Section 4.02(a)(i) will be distributed as set forth therein.

     (d) After the reduction of the Certificate Principal Balances of the Senior Certificates (other than the Class A-P Certificates) to zero but prior to the Credit Support Depletion Date, the Senior Certificates (other than the Class A-P Certificates) will be entitled to no further distributions of principal thereon and the Available Distribution Amount will be paid solely to the holders of the Class A-P, Class A-V and Subordinate Certificates, in each case as described herein.

     (e) In addition to the foregoing distributions, with respect to any Mortgage Loan that was previously the subject of a Cash Liquidation or an REO Disposition that resulted in a Realized Loss, in the event that within two years of the date on which such Realized Loss was determined to have occurred the Master Servicer receives amounts, which the Master Servicer reasonably believes to represent subsequent recoveries (net of any related liquidation expenses), or determines that it holds surplus amounts previously reserved to cover estimated expenses, specifically related to such Mortgage Loan (including, but not limited to, recoveries in respect of the representations and warranties made by the related Seller pursuant to the applicable Seller's Agreement), the Master Servicer shall distribute such amounts to the applicable Certificateholders of the Class or Classes to which such Realized Loss was allocated (with the amounts to be distributed allocated among such Classes in the same proportions as such Realized Loss was allocated), and within each such Class to the Certificateholders of record as of the Record Date immediately preceding the date of such distribution (or if such Class of Certificates is no longer outstanding, to the Certificateholders of record at the time that such Realized Loss was allocated); provided that no such distribution to any Class of Certificates of subsequent recoveries related to a Mortgage Loan shall exceed, either individually or in the aggregate and together with any other amounts paid in reimbursement therefor, the amount of the related Realized Loss that was allocated to such Class of Certificates.

Notwithstanding the foregoing, no such distribution shall be made with respect to the Certificates of any Class to the extent that either (i) such Class was protected against the related Realized Loss pursuant to any instrument or fund established under Section 11.01(e) or (ii) such Class of Certificates has been deposited into a separate trust fund or other structuring vehicle and separate certificates or other instruments representing interests therein have been issued in one or more classes, and any of such separate certificates or other instruments was protected against the related Realized Loss pursuant to any limited guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or a combination thereof. Any amount to be so distributed with respect to the Certificates of any Class shall be distributed by the Master Servicer to the Certificateholders of record as of the Record Date immediately preceding the date of such distribution
(i) with respect to the Certificates of any Class (other than the Class A-V Certificates), on a pro rata basis based on the Percentage Interest represented by each Certificate of such Class as of such Record Date and (ii) with respect to the Class A-V Certificates, to the Class A-V Certificates or any Subclass thereof in the same proportion as the related Realized Loss was allocated. Any amounts to be so distributed shall not be remitted to or distributed from the Trust Fund, and shall constitute subsequent recoveries with respect to Mortgage Loans that are no longer assets of the Trust Fund.

     (f) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be solely responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Certificate Registrar, the Company or the Master Servicer shall have any responsibility therefor.

     (g) Except as otherwise provided in Section 9.01, if the Master Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Master Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Trustee and the Trustee shall, no later than two (2) Business Days after such Determination Date, mail on such date to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and (ii) no interest shall accrue on such Certificates from and after the end of the related Interest Accrual Period. In the event that Certificateholders required to surrender their Certificates pursuant to Section 9.01(c) do not surrender their Certificates for final cancellation, the Trustee shall cause funds distributable with respect to such Certificates to be withdrawn from the Certificate Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in Section 9.01(d).

     Section 4.03.  Statements to Certificateholders.  (See Section
               4.03 of the Standard Terms and Exhibit Three attached hereto)

     Section 4.04. Distribution of Reports to the Trustee and the Company; Advances by the Master Servicer. (See Section 4.04 of the Standard Terms)

     Section 4.05.  Allocation of Realized Losses.

     Prior to each Distribution Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation, Servicing Modification, Debt Service Reduction, Deficient Valuation or REO Disposition that occurred during the related Prepayment Period or, in the case of a Servicing Modification that constitutes a reduction of the interest rate on a Mortgage Loan, the amount of the reduction in the interest portion of the Monthly Payment due during the related Due Period. The amount of each Realized Loss shall be evidenced by an Officers' Certificate. All Realized Losses, other than Excess Special Hazard Losses, Extraordinary Losses, Excess Bankruptcy Losses or Excess Fraud Losses, shall be allocated as follows: first, to the Class B-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; second, to the Class B-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; third, to the Class B-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class M-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fifth, to the Class M-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; sixth, to the Class M-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and, thereafter, if any such Realized Losses are on a Discount Mortgage Loan, to the Class A-P Certificates in an amount equal to the Discount Fraction of the principal portion thereof, and the remainder of such Realized Losses on the Discount Mortgage Loans and the entire amount of such Realized Losses on Non-Discount Mortgage Loans will be allocated among all the Senior Certificates (other than the Class A-P Certificates) on a pro rata basis, as described below. The principal portion of any Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses on the Discount Mortgage Loans will be allocated to the Class A-P Certificates in an amount equal to the Discount Fraction thereof and the remainder of such Realized Losses on the Discount Mortgage Loans and the entire amount of such Realized Losses on Non-Discount Mortgage Loans will be allocated among the Senior Certificates (other than the Class A-P Certificates) and Subordinate Certificates, on a pro rata basis, as described below. The interest portion of any Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses will be allocated to all the Certificates on a pro rata basis.

     As used herein, an allocation of a Realized Loss on a "pro rata basis" among two or more specified Classes of Certificates means an allocation on a pro rata basis, among the various Classes so specified, to each such Class of Certificates on the basis of their then outstanding Certificate Principal Balances prior to giving effect to distributions to be made on such Distribution Date in the case of the principal portion of a Realized Loss or based on the Accrued Certificate Interest thereon payable on such Distribution Date (without regard to any Compensating Interest for such Distribution Date) in the case of an interest portion of a Realized Loss. Except as provided in the following sentence, any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to a Class of Certificates shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date. Any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to the Subordinate Certificates then outstanding with the Lowest Priority shall be made by operation of the definition of "Certificate Principal Balance" and by operation of the provisions of Section 4.02(a). Allocations of the interest portions of Realized Losses shall be made in proportion to the amount of Accrued Certificate Interest and by operation of the definition of "Accrued Certificate Interest" and by operation of the provisions of Section 4.02(a). Allocations of the principal portion of Debt Service Reductions shall be made by operation of the provisions of Section 4.02(a). All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby; provided that if any Subclasses of the Class A-V Certificates have been issued pursuant to Section 5.01(c), such Realized Losses and other losses allocated to the Class A-V Certificates shall be allocated among such Subclasses in proportion to the respective amounts of Accrued Certificate Interest payable on such Distribution Date that would have resulted absent such reductions.

     Section 4.06.  Reports of Foreclosures and Abandonment of
               Mortgaged Property.  (See Section 4.06 of the Standard Terms)

     Section 4.07. Optional Purchase of Defaulted Mortgage Loans. (See Section 4.07 of the Standard Terms)

     Section 4.08.  Surety Bond. (See Section 4.08 of the Standard
               Terms)

                            ARTICLE V

                        THE CERTIFICATES

              (See Article V of the Standard Terms)

                           ARTICLE VI

               THE COMPANY AND THE MASTER SERVICER

             (See Article VI of the Standard Terms)

                           ARTICLE VII

                             DEFAULT

             (See Article VII of the Standard Terms)

                        ARTICLE VIII

                     CONCERNING THE TRUSTEE

            (See Article VIII of the Standard Terms)

                           ARTICLE IX

                           TERMINATION

             (See Article IX of the Standard Terms)

                            ARTICLE X

                        REMIC PROVISIONS

     Section 10.01. REMIC Administration. (See Section 10.01 of the Standard Terms)

     Section 10.02. Master Servicer; REMIC Administrator and Trustee Indemnification. (See Section 10.02 of the Standard Terms)

     Section 10.03. Designation of REMICs.

     The REMIC Administrator will make an election to treat the entire segregated pool of assets described in the definition of Trust Fund, and subject to this Agreement (including the Mortgage Loans but excluding the Initial Monthly Payment Fund) as a REMIC ("REMIC I") and will make and election to treat the pool of assets comprised of the uncertificated REMIC I Regular Interest as a REMIC ("REMIC II") for federal income tax purposes.

     The Uncertificated REMIC I Regular Interests will be "regular interests" in REMIC I and the Class R-I Certificates will be the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions (as defined herein) under the federal income tax law.

     The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-P, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates and the Uncertificated REMIC II Regular Interests, the rights in and to which will be represented by the Class A-V Certificates, will be "regular interests" in REMIC II, and the Class R-II Certificates will be the sole class of "residual interests" therein for purposes of the REMIC Provisions (as defined herein) under federal income tax law. On and after the date of issuance of any Subclass of Class A-V Certificates pursuant to Section 5.01(c), any such Subclass will represent the Uncertificated REMIC II Regular Interest Z or Interests specified by the initial Holder of the Class A-V Certificates pursuant to said Section.

     Section 10.04. Distributions on the Uncertificated REMIC I and REMIC II Regular Interests.

     (a) On each Distribution Date the Trustee shall be deemed to distribute to itself, as the holder of the Uncertificated REMIC I Regular Interests, the Uncertificated REMIC I Regular Interest Distribution Amounts in the following order of priority to the
extent   of   the  Available  Distribution  Amount   reduced   by
distributions  made  to  the Class R-I Certificates  pursuant  to
Section 4.02(a):

          (i) Uncertificated Accrued Interest on the Uncertificated REMIC I Regular Interests for such Distribution Date, plus any
     Uncertificated Accrued Interest thereon remaining unpaid from any previous Distribution Date; and

(ii) In accordance with the priority set forth in Section
10.04(b), an amount equal to the sum of the amounts in respect of principal distributable on each Class of Certificates (other than the Class R-I Certificates) under Section 4.02(a), as allocated thereto pursuant to Section 4.02(b).

     (b) The amount described in Section 10.04(a)(ii) shall be deemed distributed to (i) Uncertificated REMIC I Regular Interest V,
(ii)   Uncertificated   REMIC  I  Regular   Interest   W,   (iii)
Uncertificated REMIC I Regular Interest X and (iv) Uncertificated REMIC I Regular Interest Y with the amount to be distributed allocated among such interests in accordance with the priority assigned to each Class of Certificates (other than the Class R-I Certificates), respectively, under Section 4.02(b) until the Uncertificated Principal Balance of each such interest is reduced to zero.

(c) The portion of the Uncertificated REMIC I Regular Interest Distribution Amounts described in Section 10.04(a)(ii) shall be deemed distributed by REMIC I to REMIC II in accordance with the priority assigned to the REMIC II Certificates relative to that assigned to the REMIC I Certificates under Section 4.02(b).
(d) In determining from time to time the Uncertificated REMIC I Regular Interest Distribution Amounts and Uncertificated REMIC II Regular Interest Distribution Amounts:
          (i) Realized Losses allocated to the Class A-V Certificates under Section 4.05 shall be deemed allocated to the REMIC II Uncertificated Regular Interests pro-rata according to the respective amounts of Uncertificated Accrued Interest that would have accrued on such Uncertificated REMIC Regular II Interests for the Distribution Date for which such allocation is being made in the absence of such allocation;

(ii) Realized Losses allocated to the Class A-1 Certificates under Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest V;
(iii) Realized Losses allocated to the Class A-2 Certificates and Class A-3 Certificates under Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest W;
(iv) Realized Losses allocated to the Class A-P Certificates under Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest X;
(v) Realized Losses allocated to the Class A-4, Class A-5, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R-II Certificates under Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest Y; and
(vi) Realized Losses allocated to the Uncertificated REMIC II Regular Interests under clause (I), above, shall be deemed allocated, in each case, to the related Uncertificated REMIC I Regular Interest Z.
     (e) On each Distribution Date the Trustee shall be deemed to distribute from REMIC II, in the priority set forth in Sections 4.02(a) and (b), to the Holders of each Class of Certificates (other than the Class R-I Certificates) the amounts distributable
thereon   from  the  Uncertificated  REMIC  I  Regular   Interest
Distribution  Amounts deemed to have been received  by  REMIC  II
from  REMIC  I  under  this Section 10.04.   The  amounts  deemed
distributed hereunder with respect to the Class A-V Certificates shall be deemed to have been distributed in respect of the Uncertificated REMIC II Regular Interests Z in accordance with
their   respective  Uncertificated  REMIC  II  Regular   Interest
Distribution Amounts, as such Uncertificated REMIC II Regular Interests comprise the Class A-V Certificates.

(f) Notwithstanding the deemed distributions on the Uncertificated REMIC I Regular Interests described in this
Section 10.04, distributions of funds from the Certificate Account shall be made only in accordance with Section 4.02.
     Section 10.05. Compliance with Withholding Requirements.

          Notwithstanding any other provision of this Agreement, the Trustee or any Paying Agent, as applicable, shall comply with all federal withholding requirements respecting payments to Certificateholders, including interest or original issue discount payments or advances thereof that the Trustee or any Paying Agent, as applicable, reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee or any Paying Agent, as applicable, does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee or any Paying Agent, as applicable, shall indicate the amount withheld to such Certificateholder pursuant to the terms of such requirements.

                          ARTICLE XI

                    MISCELLANEOUS PROVISIONS

     Section 11.01. Amendment.  (See Section 11.01 of the Standard
               Terms)

     Section 11.02. Recordation of Agreement.  Counterparts.  (See
               Section 11.02 of the Standard Terms)

     Section 11.03. Limitation on Rights of Certificateholders.  (See
               Section 11.03 of the Standard Terms)

     Section 11.04.  Governing Laws.  (See Section 11.04  of  the
               Standard Terms)

     Section 11.05. Notices. All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to the appropriate address for each recipient listed in the table below or, in each case, such other address as may hereafter be furnished in writing to the Master Servicer, the Trustee and the Company, as applicable:


      Recipient                         Address
Company               8400 Normandale Lake Boulevard
                      Suite 600, Minneapolis, Minnesota  55437,
                      Attention:  President

Master Servicer       10 Universal City Plaza, Suite 2100
                      Universal City, California 91608,
                      Attention:  Managing Director/Master
                      Servicing

Trustee               Corporate Trust Office
                      1761 East St. Andrew Place
                      Santa Ana, California 92705-4934
                      Attention: Residential Accredit Loans,
                      Inc. Series 1999-QS14

                      The Trustee designates its offices located
                      at Four Albany Street, New York, New York,
                      10006, for the purposes of Section 8.12 of
                      the Standard Terms
Fitch IBCA            One State Street Plaza
                      New York, New York 10004

Standard & Poor's     55 Water Street
                      New York, New York 10041

Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

     Section 11.06. Required Notices to Rating Agency and Subservicer. (See Section 11.06 of the Standard Terms)

     Section 11.07. Severability of Provisions (See Section 11.07 of the Standard Terms)

     Section 11.08. Supplemental Provisions for Resecuritization.
               (See Section 11.08 of the Standard Terms)

     Section 11.09. Allocation of Voting Rights

          97.0% of all of the Voting Rights shall be allocated among Holders of Certificates, other than the Interest Only Certificates and Class R Certificates, in proportion to the outstanding Certificate Principal Balances of their respective Certificates; 1% of all Voting Rights shall be allocated among the Holders of the Class A-V Certificates in accordance with their respective Percentage Interests, 1% of all Voting Rights shall be allocated among the Holders of the Class A-3 Certificates in accordance with their respective Percentage Interests, 0.5% of all Voting Rights shall be allocated among the Holders of the Class R-I Certificates in accordance with their respective Percentage Interests, and 0.5% of all Voting Rights shall be allocated among the Holders of the Class R-II Certificates in accordance with their respective Percentage Interests.

     IN WITNESS WHEREOF, the Company, the Master Servicer and the
Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.


                              RESIDENTIAL ACCREDIT LOANS, INC.
[Seal]


                              By:
                                 Name:
                                 Title: Vice President

Attest: ____________________
   Name:
   Title: Vice President

                              RESIDENTIAL FUNDING CORPORATION
[Seal]


                              By:
                                 Name:
                                 Title: Director

Attest:____________________
   Name:
   Title: Director

                              BANKERS TRUST COMPANY,
                                 as Trustee
[Seal]


                              By:
                                 Name:
                                 Title:


Attest:____________________
   Name:
   Title:

STATE OF MINNESOTA    )
                      ) ss.:
COUNTY OF HENNEPIN    )

          On the ___ day of November, 1999 before me, a notary public in and for said State, personally appeared ______________, known to me to be a Vice President of Residential Accredit Loans, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                 Notary Public
[Notarial Seal]

STATE OF MINNESOTA    )
                      ) ss.:
COUNTY OF HENNEPIN    )

          On the ___ day of November, 1999 before me, a notary public in and for said State, personally appeared ______________, known to me to be a Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                 Notary Public
[Notarial Seal]

STATE OF              )
                      ) ss.:
COUNTY OF             )

          On the ___ day of November, 1999 before me, a notary public in and for said State, personally appeared _______________, known to me to be a[n] _________________ of
Bankers Trust Company, the New York banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said banking corporation and acknowledged to me that such banking corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                 Notary Public
[Notarial Seal]

                           EXHIBIT ONE

                     MORTGAGE LOAN SCHEDULE


1

  RUN ON     : 11/19/99           RFC DISCLOSURE SYSTEM       RFFSD177-01
  AT         : 10.36.44          FIXED RATE LOAN LISTING      AMORTIZED BALANCE
  SERIES     : RALI 1999-QS14                                 CUTOFF : 11/01/99
  POOL       : 0004410
             :
             :
  POOL STATUS: F

  RFC LOAN #     S/S CODE          PMT TYPE      ORIGINAL BAL     LOAN FEATURE
                                   ORIG TERM     PRINCIPAL BAL    # OF UNITS
  ADDRESS                          ORIG RATE     ORIGINAL P+I     LTV
  ADDRESS LINE 2                   CURR NET      CURRENT P+I      VALUE
  CITY           STATE  ZIP        LOAN PURP     NOTE DATE        MI CO CODE
  SERVICER LOAN #                  PROP TYPE     1ST PMT DATE     MI CVG
  SELLER LOAN #                    OCCP CODE     MATURITY DATE
  INVESTOR LOAN #
  ______________________________________________________________________________


    1652485          891/K06             F           65,000.00         ZZ
                                         358         63,452.35          1
    275 BRANDYWINE CIRCLE              8.500            500.71         82
                                       8.250            500.71       80,000.00
    CUMMING          GA   30130          4            06/13/97         12
    0430543751                           05           08/01/97         12
    961112068                            O            05/01/27
    0


    1760093          225/225             F          137,700.00         ZZ
                                         360        136,140.79          1
    5700 WOLF ROAD                     8.375          1,046.62         90
                                       8.125          1,046.62      153,000.00
    WESTERN SPRINGS  IL   60558          1            05/26/98         12
    7026185                              05           07/01/98         25
    7026185                              N            06/01/28
    0


    1761080          229/K05             F           23,900.00         ZZ
                                         360         23,655.45          1
    8218 NORTH 34TH AVENUE             8.500            183.78         80
                                       8.250            183.78       29,900.00
    PHOENIX          AZ   85051          1            06/26/98         00
    0430964049                           01           08/01/98          0
    0016045767                           N            07/01/28
    0


    1765985          286/286             F          180,000.00         ZZ
                                         360        177,987.86          4
    37 MERCER ST.                      8.375          1,368.14         90
                                       8.125          1,368.14      200,000.00
    JERSEY CITY      NJ   07302          1            05/28/98         11
    8644108                              05           07/01/98         25
1


    8644108                              N            06/01/28
    0


    1787295          E22/K05             F           62,400.00         T
                                         360         61,729.45          1
    6201 PADRE BOULEVARD               8.250            468.79         80
    UNIT # 307                         7.750            468.79       78,000.00
    PADRE ISLAND     TX   78597          1            06/15/98         00
    0410903140                           01           08/01/98          0
    410903140                            O            07/01/28
    0


    1800197          E84/G02             F           19,500.00         ZZ
                                         360         19,297.71          1
    9407 OLDE TOWNE ROWE               8.625            151.67         80
                                       8.375            151.67       24,400.00
    DALLAS           TX   75227          1            06/29/98         00
    0431024702                           09           08/01/98          0
    26980185                             N            07/01/28
    0


    1800201          E84/G02             F           19,500.00         ZZ
                                         360         19,297.71          1
    2239 ASPEN DRIVE                   8.625            151.67         80
                                       8.375            151.67       24,400.00
    DALLAS           TX   75227          1            06/29/98         00
    0431024678                           09           08/01/98          0
    26980186                             N            07/01/28
    0


    1805652          229/G02             F           42,800.00         ZZ
                                         360         42,411.27          1
    930 S DOBSON #73                   8.000            314.06         80
                                       7.750            314.06       53,500.00
    MESA             AZ   85202          1            09/29/98         00
    0431094945                           01           11/01/98          0
    0016175515                           O            10/01/28
    0


    1814978          737/G02             F           27,450.00         ZZ
                                         360         27,212.87          1
    3435 W LAURIE LANE                 8.250            206.22         90
                                       8.000            206.22       30,555.00
    PHOENIX          AZ   85051          1            09/23/98         10
    0431072628                           01           11/01/98         25
    516020                               N            10/01/28
    0


1


    1821621          B75/G02             F           28,800.00         ZZ
                                         360         28,091.99          1
    309 SOUTH FEDERAL HIGHWAY          8.375            218.90         90
    #23                                8.125            218.90       32,000.00
    DANIA            FL   33004          1            10/09/98         01
    0431066547                           01           12/01/98         25
    6099873                              N            11/01/28
    0


    1823993          003/G02             F           26,900.00         ZZ
                                         360         26,691.49          1
    6503 WINFIELD BLVD                 8.375            204.46         90
    #131                               8.125            204.46       29,900.00
    MARGATE          FL   33063          1            10/05/98         12
    0431070218                           01           12/01/98         25
    0010129567                           N            11/01/28
    0


    1828506          180/G02             F           36,000.00         ZZ
                                         360         35,763.16          2
    1180-1182 LEWIS DRIVE              8.250            270.46         80
                                       8.000            270.46       45,000.00
    WINTER PARK      FL   32789          1            12/31/98         00
    0431206341                           05           02/01/99          0
    0013840541                           N            01/01/29
    0


    1836659          L94/G02             F          198,900.00         ZZ
                                         360        197,323.83          4
    397 EAST 2700 SOUTH                8.375          1,511.78         90
                                       8.125          1,511.78      221,000.00
    SALT LAKE CITY   UT   84115          1            11/19/98         23
    0431121979                           05           01/01/99          0
    321699                               O            12/01/28
    0


    1838642          575/G02             F           44,550.00         ZZ
                                         360         44,076.28          3
    251 E FREDERICK ST                 7.250            303.91         80
                                       7.000            303.91       55,705.00
    LANCASTER        PA   17602          1            10/30/98         00
    0431137538                           05           12/01/98          0
    6651970                              N            11/01/28
    0


    1841066          G44/G02             F           37,800.00         T
                                         360         37,538.66          1
    14611 SW 88TH STREET UNIT #212     8.000            277.36         90
    L                                  7.750            277.36       42,000.00
1


    MIAMI            FL   33186          1            12/23/98         10
    0431188176                           01           02/01/99         25
    1098044                              O            01/01/29
    0


    1841104          A38/G02             F           27,000.00         ZZ
                                         360         26,813.27          1
    421 EMERSON                        8.000            198.12         90
                                       7.750            198.12       30,000.00
    HOUSTON          TX   77006          1            12/22/98         01
    0431183060                           01           02/01/99         25
    9620771                              N            01/01/29
    0


    1850269          967/G02             F           25,750.00         ZZ
                                         360         25,571.98          1
    700 WEST UNIVERSITY DRIVE          8.000            188.94         75
    UNIT 135                           7.750            188.94       34,334.00
    TEMPE            AZ   85281          1            12/11/98         00
    0431168533                           01           02/01/99          0
    4662169                              N            01/01/29
    0


    1856136          369/G02             F           60,750.00         ZZ
                                         360         59,905.44          2
    321 & 323 N ORANGE AVENUE          8.125            451.07         90
                                       7.875            451.07       67,500.00
    DELAND           FL   32724          1            11/10/98         01
    0431162361                           05           01/01/99         25
    0070972161                           N            12/01/28
    0


    1859354          480/G02             F           29,400.00         ZZ
                                         360         29,156.17          1
    9631 SW 77TH AVENUE #201C          8.125            218.29         70
                                       7.875            218.29       42,000.00
    MIAMI            FL   33156          1            11/06/98         00
    0431156017                           01           01/01/99          0
    2499606                              N            12/01/28
    0


    1859399          480/G02             F           19,200.00         ZZ
                                         360         19,046.06          1
    2811 SW ARCHER RD #Z               8.625            149.34         80
                                       8.375            149.34       24,000.00
    GAINSVILLE       FL   32608          1            09/30/98         00
    0431162924                           01           11/01/98          0
    2610798                              N            10/01/28
    0
1




    1865377          526/526             F           28,800.00         ZZ
                                         360         24,669.51          1
    9820 VALLEY MEADOW PLACE           8.250            216.36         90
                                       8.000            216.36       32,000.00
    DALLAS           TX   75220          1            10/29/98         10
    347353                               01           12/01/98         25
    347353                               O            11/01/28
    0


    1867719          874/G02             F           29,600.00         ZZ
                                         360         29,411.79          1
    2750 PLUMAS STREET #124            7.875            214.62         80
                                       7.625            214.62       37,000.00
    RENO             NV   89509          1            01/26/99         00
    0431204965                           01           03/01/99          0
    0336881                              N            02/01/29
    0


    1872494          498/G02             F           49,500.00         ZZ
                                         360         49,190.31          1
    105 HAMMOCK ROAD                   8.500            380.62         90
                                       8.250            380.62       55,000.00
    BYRON            GA   31005          1            12/29/98         11
    0431193747                           05           02/01/99         25
    1574804                              N            01/01/29
    0


    1875200          967/G02             F           24,500.00         ZZ
                                         360         23,704.80          1
    8055 E THOMAS ROAD  UNIT C 212     8.500            188.38         70
                                       8.250            188.38       35,000.00
    SCOTTSDALE       AZ   85251          1            02/08/99         00
    0431233154                           01           04/01/99          0
    4701264                              N            03/01/29
    0


    1879719          560/560             F           28,800.00         ZZ
                                         360         28,544.89          2
    22 MASSACHUSETTS AVE 2             8.125            213.84         90
                                       7.875            213.84       32,000.00
    JOHNSON CITY     NY   13790          1            12/31/98         04
    164492902                            05           02/01/99         25
    164492902                            N            01/01/29
    0


    1879790          560/560             F           51,200.00         ZZ
                                         360         50,029.48          1
1


    12479 SIDONIE                      8.000            375.69         90
                                       7.750            375.69       56,900.00
    WARREN           MI   48089          1            12/31/98         21
    166142505                            05           02/01/99         25
    166142505                            N            01/01/29
    0


    1880141          560/560             F           30,600.00         ZZ
                                         360         30,315.06          2
    3042 TIMOTHY AVENUE                7.875            221.88         90
                                       7.625            221.88       34,000.00
    AUBURNDALE       FL   33823          1            09/17/98         04
    499122505                            05           11/01/98         25
    499122505                            N            10/01/28
    0


    1881105          976/976             F          288,800.00         ZZ
                                         360        286,822.02          1
    1131 RHODE ISLAND STREET           7.500          2,019.34         80
                                       7.250          2,019.34      361,000.00
    SAN FRANCISCO    CA   94107          1            01/20/99         00
    5576592                              05           03/01/99          0
    5576592                              N            02/01/29
    0


    1884715          P41/G02             F           24,400.00         ZZ
                                         360         24,193.63          1
    7711 E. 48TH ST.                   8.500            187.61         80
                                       8.250            187.61       30,500.00
    KANSAS CITY      MO   64129          1            03/15/99         00
    0431254325                           05           05/01/99          0
    0000                                 N            04/01/29
    0


    1886643          375/G02             F          157,250.00         ZZ
                                         360        155,474.79          1
    1823 BRIARCHESTER DRIVE            8.000          1,153.84         85
                                       7.750          1,153.84      185,000.00
    KATY             TX   77450          1            06/27/98         04
    0431236082                           03           08/01/98         20
    5803507499                           N            07/01/28
    0


    1889444          526/526             F           28,800.00         ZZ
                                         360         28,634.35          1
    1008     EAST OSBORN #A            8.375            218.90         90
                                       8.125            218.90       32,000.00
    PHOENIX          AZ   85014          1            01/06/99         11
    358815                               01           03/01/99         25
1


    358815                               N            02/01/29
    0


    1891332          498/G02             F           18,000.00         ZZ
                                         360         17,913.73          1
    2960 EVANGELINE                    8.000            132.08         90
                                       7.750            132.08       20,000.00
    BATON ROUGE      LA   70805          1            03/10/99         12
    0431289149                           05           05/01/99         25
    24045585                             N            04/01/29
    0


    1891823          E45/E45             F           31,358.65         ZZ
                                         352         31,195.08          1
    2436 NE 7TH STREET                 8.750            247.87         90
                                       8.500            247.87       35,000.00
    OCALA            FL   34470          1            03/31/99         01
    39598                                01           04/01/99         25
    39598                                N            07/01/28
    0


    1892613          B75/G02             F           22,500.00         ZZ
                                         360         22,388.17          1
    4729 WILD PLUM COURT               8.500            173.01         90
    UNIT 112                           8.250            173.01       25,000.00
    MEMPHIS          TN   38118          1            02/23/99         01
    0431255181                           01           04/01/99         25
    6394662                              N            03/01/29
    0


    1897095          G43/G02             F           28,600.00         T
                                         360         28,475.74          1
    271 NW 177 ST 111-112              8.500            219.91         59
                                       8.250            219.91       48,600.00
    MIAMI            FL   33169          1            03/31/99         00
    0431282573                           01           05/01/99          0
    9811041                              O            04/01/29
    0


    1898978          196/G02             F           42,750.00         ZZ
                                         360         42,560.00          2
    132 134 7TH STREET                 8.375            324.94         81
                                       8.125            324.94       53,000.00
    SILVIS           IL   61282          1            03/15/99         10
    0431286228                           05           05/01/99         25
    1243144                              N            04/01/29
    0


1


    1900393          637/G02             F           62,100.00         ZZ
                                         360         61,824.06          3
    420 MASSACHUSETTS AVENUE           8.375            472.01         90
                                       8.125            472.01       69,000.00
    PENSACOLA        FL   32505          1            03/30/99         11
    0431285949                           05           05/01/99         25
    0011377009                           N            04/01/29
    0


    1900423          H19/G02             F           30,510.00         ZZ
                                         360         30,359.78          1
    813 3RD STREET                     7.875            221.22         88
                                       7.625            221.22       35,000.00
    MENASHA          WI   54952          1            04/30/99         12
    0431343409                           05           06/01/99         25
    0001937135                           N            05/01/29
    0


    1900813          687/G02             F           19,100.00         ZZ
                                         360         19,039.83          1
    15 WEST STREICHER STREET           8.375            145.17         80
                                       8.125            145.17       23,900.00
    TOLEDO           OH   43608          1            05/05/99         00
    0431332204                           05           07/01/99          0
    1803395                              N            06/01/29
    0


    1901491          976/R18             F           37,800.00         ZZ
                                         360         37,614.24          2
    17141 GREENLAWN                    7.875            274.08         90
                                       7.625            274.08       42,000.00
    DETROIT          MI   48221          1            03/25/99         21
    655416287                            05           05/01/99         25
    5462927                              N            04/01/29
    0


    1901671          976/R18             F           26,625.00         ZZ
                                         360         26,513.31          1
    7340 SKILLMAN STREET UNIT 101      8.750            209.46         75
                                       8.500            209.46       35,500.00
    DALLAS           TX   75218          1            03/15/99         00
    655418747                            01           05/01/99          0
    5610798                              N            04/01/29
    0


    1902044          976/R18             F           44,550.00         ZZ
                                         360         44,393.36          2
    885-887 WARD DRIVE                 8.750            350.48         90
                                       8.500            350.48       49,500.00
1


    LEXINGTON        KY   40511          1            04/09/99         04
    655423507                            05           06/01/99         25
    5699031                              N            05/01/29
    0


    1902852          Q29/G02             F           34,200.00         ZZ
                                         360         34,097.60          2
    13-15 WARREN STREET                8.625            266.00         90
                                       8.375            266.00       38,000.00
    MERIDEN          CT   06450          1            05/17/99         14
    0431335660                           05           07/01/99         25
    9925043                              N            06/01/29
    0


    1903539          M11/G02             F           45,000.00         ZZ
                                         360         44,865.22          2
    3309/3311 AVENUE G                 8.625            350.01         90
                                       8.375            350.01       50,000.00
    FORT WORTH       TX   76104          1            05/04/99         10
    0431333749                           05           07/01/99         25
    001546                               N            06/01/29
    0


    1904013          M11/G02             F           24,250.00         ZZ
                                         360         24,155.57          1
    11002 HAMMERLY BLVD #92            8.250            182.19         95
                                       8.000            182.19       25,550.00
    HOUSTON          TX   77043          1            04/12/99         04
    0431308659                           01           06/01/99         30
    000940                               O            05/01/29
    0


    1904848          J83/G02             F           20,400.00         ZZ
                                         360         20,348.74          2
    1037 MANIGUALT STREET              8.375            155.06         85
                                       8.125            155.06       24,000.00
    ATLANTA          GA   30316          1            06/11/99         04
    0431375005                           05           08/01/99         12
    268532                               N            07/01/29
    0


    1905345          227/G02             F           61,500.00         ZZ
                                         360         61,387.16          1
    1401 ABINGDON DRIVE #2             8.500            472.89         75
                                       8.250            472.89       82,000.00
    ALEXANDRIA       VA   22314          1            08/03/99         00
    0431441377                           01           09/01/99          0
    1772676                              N            08/01/29
    0
1




    1906573          253/253             F           22,500.00         ZZ
                                         360         22,410.12          1
    2601 GROVER AVE                    8.125            167.07         90
                                       7.875            167.07       25,000.00
    FORT WORTH       TX   76106          1            04/16/99         11
    932442                               05           06/01/99         25
    932442                               N            05/01/29
    0


    1906822          808/G02             F          121,000.00         ZZ
                                         360        119,141.77          1
    564 CANYON COURT                   7.375            835.72         82
                                       7.125            835.72      148,000.00
    PATTERSON        CA   95363          2            04/08/99         01
    0431311711                           05           06/01/99         25
    9413378                              O            05/01/29
    0


    1907041          638/G02             F          202,000.00         ZZ
                                         360        201,130.66          1
    12114 SOUTH LAMPTON VIEW DRIVE     7.750          1,447.15         78
                                       7.500          1,447.15      259,000.00
    RIVERTON         UT   84065          4            04/21/99         00
    0431397629                           05           06/01/99          0
    08869525                             O            05/01/29
    0


    1907498          E46/G02             F           36,000.00         ZZ
                                         360         35,883.60          4
    813 NORTH 2ND STREET               8.250            270.46         90
                                       8.000            270.46       40,000.00
    HARRISBURG       PA   17102          1            05/19/99         04
    0431336031                           07           07/01/99         25
    35916                                N            06/01/29
    0


    1908378          687/G02             F           34,200.00         ZZ
                                         360         34,059.98          2
    828 LIBERTY STREET                 8.000            250.95         90
                                       7.750            250.95       38,000.00
    ALLENTOWN        PA   18102          1            04/15/99         01
    0431316165                           05           06/01/99         25
    60900420                             N            05/01/29
    0


    1909495          E60/G02             F          132,800.00         ZZ
                                         360        132,313.22          1
1


    585 GOLDEN MEADOW DRIVE            7.625            939.96         80
                                       7.375            939.96      166,000.00
    PASO ROBLES      CA   93446          1            05/07/99         00
    0431332352                           03           07/01/99          0
    511689                               N            06/01/29
    0


    1910167          N84/G02             F           41,325.00         ZZ
                                         360         41,187.97          1
    3859 TANGLEWILDE STREET            8.125            306.84         95
                                       7.875            306.84       43,500.00
    HOUSTON          TX   77063          1            05/05/99         04
    0431324789                           01           07/01/99         30
    0000                                 O            06/01/29
    0


    1910175          N79/G02             F           66,500.00         ZZ
                                         360         66,247.62          1
    7347 REGENCY SQUARE COURT          8.375            505.45         95
                                       8.125            505.45       70,000.00
    HOUSTON          TX   77036          1            04/29/99         04
    0431331008                           01           06/01/99         30
    13560                                O            05/01/29
    0


    1910288          N12/G02             F           22,500.00         ZZ
                                         360         22,406.85          1
    626 SOUTH 11TH STREET              8.250            169.03         79
                                       8.000            169.03       28,500.00
    HAMILTON         OH   45011          1            04/30/99         00
    0431325075                           05           06/01/99          0
    0000                                 N            05/01/29
    0


    1910292          B26/G02             F          280,000.00         ZZ
                                         360        279,314.24          1
    87-09 256TH STREET                 8.500          2,152.96         88
                                       8.250          2,152.96      320,000.00
    FLORAL PARK      NY   11001          1            06/17/99         11
    0431462407                           05           08/01/99         25
    1311014354                           O            07/01/29
    0


    1910563          638/G02             F           20,700.00         ZZ
                                         360         20,619.44          1
    20-B KAY LANE UNIT 20B             8.250            155.51         90
                                       8.000            155.51       23,000.00
    WATERBURY        CT   06708          1            04/30/99         10
    0431329325                           01           06/01/99         25
1


    8880928                              N            05/01/29
    0


    1910968          P01/G02             F           35,910.00         ZZ
                                         360         35,830.66          2
    926-928 BRAYTON PARK PLACE         9.000            288.94         90
                                       8.750            288.94       39,900.00
    UTICA            NY   13502          1            06/04/99         04
    0431359538                           05           08/01/99         25
    0000                                 N            07/01/29
    0


    1911345          134/G02             F           88,000.00         ZZ
                                         360         87,948.04          1
    4422 SOFTWOOD LANE                 8.625            684.46         79
                                       8.375            684.46      112,225.00
    DAYTON           OH   45420          1            09/24/99         00
    0431537455                           03           11/01/99          0
    7839415                              O            10/01/29
    0


    1912272          638/G02             F          332,000.00         ZZ
                                         360        328,432.00          1
    7500 EAST TOYON LANE               7.250          2,264.83         80
                                       7.000          2,264.83      415,000.00
    ANAHEIM          CA   92808          5            04/29/99         00
    0431332592                           05           06/01/99          0
    08882926                             O            05/01/29
    0


    1912389          687/G02             F           37,550.00         ZZ
                                         360         37,411.06          2
    621-623 NORTH 8TH STREET           8.500            288.73         90
                                       8.250            288.73       41,750.00
    ALLENTOWN        PA   18102          1            04/30/99         01
    0431337237                           07           06/01/99         25
    18022833                             N            05/01/29
    0


    1912549          R34/G02             F           23,718.00         ZZ
                                         360         23,646.95          1
    2158 KNOLL CREST DRIVE             8.625            184.48         72
                                       8.375            184.48       33,000.00
    ARLINGTON        TX   76014          1            05/24/99         00
    0431356856                           01           07/01/99          0
    0000                                 N            06/01/29
    0


1


    1912554          R34/G02             F           23,718.00         ZZ
                                         360         23,646.95          1
    2162 KNOLL CREST DRIVE             8.625            184.48         65
                                       8.375            184.48       37,000.00
    ARLINGTON        TX   76014          1            05/24/99         00
    0431356864                           01           07/01/99          0
    0000                                 N            06/01/29
    0


    1912558          R34/G02             F           23,718.00         ZZ
                                         360         23,646.95          1
    2160 KNOLL CREST                   8.625            184.48         70
                                       8.375            184.48       34,000.00
    ARLINGTON        TX   76014          1            05/24/99         00
    0431347418                           01           07/01/99          0
    0000                                 N            06/01/29
    0


    1912560          R34/G02             F           23,718.00         ZZ
                                         360         23,646.95          1
    2164 KNOLL CREST DRIVE             8.625            184.48         75
                                       8.375            184.48       31,625.00
    ARLINGTON        TX   76014          1            05/24/99         00
    0431356831                           01           07/01/99          0
    0000                                 N            06/01/29
    0


    1914530          637/G02             F           40,500.00         ZZ
                                         360         40,375.57          1
    15600 NW 7TH AVE #519              8.500            311.41         90
                                       8.250            311.41       45,000.00
    MIAMI            FL   33169          1            05/10/99         14
    0431341809                           01           07/01/99         25
    0011395662                           N            06/01/29
    0


    1915085          721/G02             F           35,100.00         ZZ
                                         360         34,992.15          2
    5010-14 TENNESSEE                  8.500            269.89         90
                                       8.250            269.89       39,000.00
    GARY             IN   46409          1            05/07/99         10
    0431374057                           05           07/01/99         25
    7850008698                           N            06/01/29
    0


    1916592          134/G02             F           34,600.00         ZZ
                                         360         34,490.94          1
    1538 LAFAYETTE DRIVE               8.375            262.99         80
    UNIT B                             8.125            262.99       43,250.00
1


    COLUMBUS         OH   43220          1            05/21/99         00
    0431347186                           01           07/01/99          0
    7831362                              N            06/01/29
    0


    1916748          229/G02             F           33,300.00         ZZ
                                         360         33,218.52          2
    506-508 N ST PAUL                  8.875            264.95         90
                                       8.625            264.95       37,000.00
    WICHITA          KS   67203          1            06/14/99         14
    0431377159                           05           08/01/99         25
    0016894719                           N            07/01/29
    0


    1916882          664/G02             F           80,900.00         ZZ
                                         360         80,651.43          2
    289 291 FOREST PL                  8.500            622.05         90
                                       8.250            622.05       89,900.00
    LAWRENCEVILLE    GA   30045          1            05/25/99         11
    0431352343                           05           07/01/99         25
    3128337                              N            06/01/29
    0


    1917021          A93/G02             F          149,000.00         ZZ
                                         360        148,823.43          1
    108 33 AVENUE N                    8.625          1,158.91         63
                                       8.375          1,158.91      239,000.00
    BROOKLYN         NY   11236          1            08/19/99         00
    0431436773                           07           10/01/99          0
    05992856                             O            09/01/29
    0


    1917263          561/561             F           42,300.00         ZZ
                                         360         42,163.24          2
    328 W 7TH                          8.250            317.79         90
                                       8.000            317.79       47,000.00
    COVINGTON        KY   41011          1            05/26/99         12
    9817420                              05           07/01/99         25
    009817420                            N            06/01/29
    0


    1917517          731/G02             F           57,950.00         ZZ
                                         360         57,618.96          1
    3099 D COLONIAL WAY                8.375            440.46         95
                                       8.125            440.46       61,000.00
    CHAMBLEE         GA   30341          1            05/28/99         01
    0431356971                           05           07/01/99         30
    3140773103                           O            06/01/29
    0
1




    1917786          638/G02             F           22,950.00         ZZ
                                         360         22,879.45          1
    2108 ORTHODOX STREET               8.500            176.47         90
                                       8.250            176.47       25,500.00
    PHILADELPHIA     PA   19124          1            05/26/99         04
    0431350461                           07           07/01/99         25
    881072                               N            06/01/29
    0


    1918204          E44/G02             F           22,500.00         ZZ
                                         360         22,434.55          1
    105 8TH WEST                       8.750            177.01         90
                                       8.500            177.01       25,000.00
    EAST CARBON      UT   84520          1            06/04/99         01
    0431357334                           05           08/01/99         25
    54990134                             N            07/01/29
    0


    1918362          M46/G02             F           33,750.00         ZZ
                                         360         33,638.13          1
    8299 CAMBRIDGE STREET #1201        8.125            250.59         90
                                       7.875            250.59       37,500.00
    HOUSTON          TX   77054          1            05/27/99         10
    0431365527                           01           07/01/99         25
    7353067                              O            06/01/29
    0


    1918850          B75/G02             F          144,750.00         ZZ
                                         360        144,305.31          4
    631 635 639 AND 641 WEST F ST      8.500          1,113.00         94
                                       8.250          1,113.00      155,000.00
    COLTON           CA   92324          1            05/18/99         11
    0431358100                           05           07/01/99         30
    8407868                              O            06/01/29
    0


    1919025          A46/G02             F           33,750.00         ZZ
                                         360         33,592.76          1
    9140 TIMBER PATH                   8.125            250.59         75
    1604                               7.875            250.59       45,000.00
    SAN ANTONIO      TX   78250          1            05/26/99         00
    0431358837                           01           07/01/99          0
    000                                  N            06/01/29
    0


    1920222          498/G02             F           36,000.00         ZZ
                                         360         35,866.81          4
1


    811 ELCHELBERGER                   8.500            276.81         90
                                       8.250            276.81       40,000.00
    ST LOUIS         MO   63111          1            04/16/99         11
    0431372408                           05           06/01/99         25
    24057903                             N            05/01/29
    0


    1920776          183/G02             F          114,750.00         ZZ
                                         240        113,761.59          1
    297 KEENE STREET                   7.990            959.11         89
                                       7.740            959.11      130,000.00
    PERTH AMBOY      NJ   08861          5            06/08/99         23
    0431364413                           05           07/15/99          0
    800092635                            O            06/15/19
    0


    1920808          638/G02             F          150,000.00         ZZ
                                         360        149,056.63          1
    7922 GRANT STREET                  7.750          1,074.62         79
                                       7.500          1,074.62      190,000.00
    DARIEN           IL   60561          1            05/28/99         00
    0431358183                           05           07/01/99          0
    NP                                   O            06/01/29
    0


    1920828          638/G02             F          236,000.00         ZZ
                                         360        235,068.27          1
    97 CARDINAL WAY                    7.250          1,609.94         80
                                       7.000          1,609.94      295,000.00
    SOUTH WINDSOR    CT   06074          1            05/28/99         00
    0431359272                           05           07/01/99          0
    NP                                   O            06/01/29
    0


    1920836          638/G02             F          158,000.00         ZZ
                                         360        157,391.42          1
    LOT 21A ARROWHEAD LANE             7.375          1,091.27         76
                                       7.125          1,091.27      208,295.00
    RAYNHAM          MA   02767          1            05/28/99         00
    0431359132                           05           07/01/99          0
    NP                                   O            06/01/29
    0


    1921003          J92/G02             F           40,000.00         ZZ
                                         360         39,484.37          1
    300-A SHORE DRIVE                  8.000            293.51         66
                                       7.750            293.51       61,000.00
    MONTAGUE         NJ   07827          1            07/02/99         00
    0431382985                           01           08/01/99          0
1


    1990500607                           O            07/01/29
    0


    1921959          A60/G02             F           86,400.00         ZZ
                                         360         86,358.60          1
    1373 MANATUCK BOULEVARD            9.625            734.40         90
                                       9.375            734.40       96,000.00
    BAY SHORE        NY   11706          1            09/13/99         10
    0431517366                           05           11/01/99         25
    11662                                N            10/01/29
    0


    1922200          638/G02             F          347,250.00         ZZ
                                         360        346,156.58          1
    11310 BARLEY FIELD WAY             7.250          2,368.86         80
                                       7.000          2,368.86      435,000.00
    MARRIOTTSVILLE   MD   21104          1            06/07/99         00
    0431366897                           05           08/01/99          0
    08861711                             O            07/01/29
    0


    1922224          638/G02             F          180,000.00         ZZ
                                         360        179,460.61          1
    7272 EAST GAINEY RANCH ROAD        7.500          1,258.59         80
    #54                                7.250          1,258.59      225,000.00
    SCOTTSDALE       AZ   85258          1            06/10/99         00
    0431366707                           01           08/01/99          0
    08896157                             O            07/01/29
    0


    1922315          638/G02             F           99,600.00         ZZ
                                         360         99,316.07          1
    150 CREEKSIDE CIRCLE               7.750            713.55         80
                                       7.500            713.55      124,500.00
    SACRAMENTO       CA   95823          2            06/01/99         00
    0431367341                           03           08/01/99          0
    08895408                             O            07/01/29
    0


    1922358          Q64/G02             F           63,000.00         ZZ
                                         360         62,883.10          2
    4155 RIDGE AVENUE                  8.875            501.26         90
                                       8.625            501.26       70,000.00
    PHILADELPHIA     PA   19129          1            07/26/99         14
    0431414036                           07           09/01/99         25
    5000088004                           N            08/01/29
    0


1


    1922369          L47/G02             F           38,400.00         ZZ
                                         360         38,275.85          2
    718-720 RIDGE STREET               8.250            288.49         80
                                       8.000            288.49       48,000.00
    FREELAND         PA   18224          1            05/27/99         00
    0431364207                           05           07/01/99          0
    312887                               N            06/01/29
    0


    1922554          638/G02             F          300,000.00         ZZ
                                         360        298,884.46          1
    6764 STURTEVANT DRIVE              7.500          2,097.64         77
                                       7.250          2,097.64      389,950.00
    PENNGROVE        CA   94951          1            06/04/99         00
    0431366202                           05           08/01/99          0
    8893558                              O            07/01/29
    0


    1922584          624/G02             F           35,000.00         ZZ
                                         360         34,909.82          1
    1209 WEST CYPRESS AVENUE #E        8.250            262.94         70
                                       8.000            262.94       50,000.00
    LOMPOC           CA   93436          1            06/15/99         00
    0431365717                           01           08/01/99          0
    72014690443                          N            07/01/29
    0


    1922716          R21/G02             F          270,000.00         ZZ
                                         360        269,836.43          1
    1105 EDWARDS DRIVE                 8.500          2,076.07         89
                                       8.250          2,076.07      306,000.00
    BATAVIA          IL   60510          1            09/20/99         10
    0431505601                           05           11/01/99         25
    1922716                              O            10/01/29
    0


    1922841          H93/G02             F           44,900.00         ZZ
                                         360         44,751.15          2
    2110 WINFIELD AVENUE               8.125            333.38         90
                                       7.875            333.38       49,900.00
    INDIANAPOLIS     IN   46222          1            05/25/99         10
    0431366285                           05           07/01/99         25
    9943419                              N            06/01/29
    0


    1923059          163/G02             F           40,000.00         ZZ
                                         360         39,899.50          2
    18 HERBERT STREET                  8.375            304.03         40
                                       8.125            304.03      100,000.00
1


    TAUNTON          MA   02780          1            06/03/99         00
    0431374792                           05           08/01/99          0
    0373913709                           N            07/01/29
    0


    1923129          Q28/G02             F           54,650.00         ZZ
                                         360         54,622.40          2
    9327 PRATT AVENUE                  9.375            454.55         90
                                       9.125            454.55       60,733.00
    CLEVELAND        OH   44105          1            09/03/99         12
    0431473487                           05           11/01/99         25
    17993                                N            10/01/29
    0


    1923242          702/702             F          350,000.00         ZZ
                                         360        349,563.40          1
    260 OLD COUNTY LANE                8.375          2,660.25         78
                                       8.125          2,660.25      450,000.00
    RICHMOND         VT   05477          4            07/29/99         00
    2096934                              05           10/01/99          0
    2096934                              O            09/01/29
    0


    1923271          638/G02             F          100,450.00         ZZ
                                         360        100,163.64          1
    2624 BEECH TREE STREET             7.750            719.64         80
                                       7.500            719.64      125,600.00
    HEMET            CA   92545          1            06/04/99         00
    0431369909                           05           08/01/99          0
    8898022                              O            07/01/29
    0


    1923276          638/G02             F          130,500.00         ZZ
                                         360        129,997.37          1
    1253 WINCHESTER COURT              7.375            901.33         77
                                       7.125            901.33      170,000.00
    VISTA            CA   92083          2            05/27/99         00
    0431375716                           05           07/01/99          0
    8886564                              O            06/01/29
    0


    1923283          638/G02             F          328,000.00         ZZ
                                         360        326,232.96          1
    240 WELLS ROAD                     7.375          2,265.41         80
                                       7.125          2,265.41      410,000.00
    WATSONVILLE      CA   95076          5            05/25/99         00
    0431372952                           05           07/01/99          0
    8890811                              O            06/01/29
    0
1




    1923322          638/G02             F          258,000.00         ZZ
                                         360        256,644.39          1
    2655 MACADAMIA COURT               7.625          1,826.11         78
                                       7.375          1,826.11      335,000.00
    CHINO HILLS      CA   91709          5            05/28/99         00
    0431369040                           05           07/01/99          0
    8895427                              O            06/01/29
    0


    1923342          G70/G02             F           20,800.00         ZZ
                                         360         20,677.44          1
    1513 GOVERNORS CIRCLE              9.000            167.36         64
                                       8.750            167.36       32,500.00
    WILMINGTON       DE   19809          1            07/07/99         00
    0431390749                           01           09/01/99          0
    101391                               N            08/01/29
    0


    1923409          G70/G02             F           20,800.00         ZZ
                                         360         20,677.44          1
    1523 GOVERNOR CIRCLE               9.000            167.36         64
                                       8.750            167.36       32,500.00
    WILMINGTON       DE   19809          1            07/07/99         00
    0431390723                           01           09/01/99          0
    101389                               N            08/01/29
    0


    1923416          G70/G02             F           20,800.00         ZZ
                                         360         20,677.44          1
    1514 GOVERNOR CIRCLE               9.000            167.36         64
                                       8.750            167.36       32,500.00
    WILMINGTON       DE   19809          1            07/07/99         00
    0431390756                           01           09/01/99          0
    101390                               N            08/01/29
    0


    1923417          225/225             F           19,800.00         ZZ
                                         360         19,748.94          2
    623 ATLANTIC AVENUE                8.250            148.76         90
                                       8.000            148.76       22,000.00
    SYRACUSE         NY   13207          1            06/10/99         11
    7125308                              05           08/01/99         25
    7125308                              N            07/01/29
    0


    1923438          G70/G02             F           20,800.00         ZZ
                                         360         20,677.44          1
1


    1534 GOVERNOR CIRCLE               9.000            167.36         64
                                       8.750            167.36       32,500.00
    WILMINGTON       DE   19809          1            07/07/99         00
    0431390699                           01           09/01/99          0
    101388                               N            08/01/29
    0


    1923585          L96/G02             F          114,400.00         ZZ
                                         360        114,081.96          1
    15612 SAN MORITZ DRIVE             7.875            829.48         80
                                       7.625            829.48      143,000.00
    FRAZIER PARK     CA   93222          1            06/22/99         00
    0431372382                           03           08/01/99          0
    972289                               O            07/01/29
    0


    1923616          J95/J95             F          298,000.00         T
                                         360        296,961.03          1
    14402 CYPRESS ISLAND CIRCLE        7.875          2,160.71         90
                                       7.625          2,160.71      332,000.00
    PALM BEACH GARD  FL   33410          2            06/02/99         12
    0014474076                           09           07/01/99         35
    0014474076                           O            06/01/29
    0


    1923696          638/G02             F           84,500.00         ZZ
                                         360         84,247.25          1
    12931 GIBBS ROAD                   7.625            598.09         77
                                       7.375            598.09      111,000.00
    SANTA FE         TX   77517          1            06/10/99         00
    0431370972                           05           08/01/99          0
    8898156                              O            07/01/29
    0


    1923823          P01/G02             F           81,000.00         ZZ
                                         360         80,855.50          2
    542 HUDSON AVENUE                  8.625            630.01         90
                                       8.375            630.01       90,000.00
    ALBANY           NY   12203          1            07/29/99         04
    0431414846                           05           09/01/99         25
    0000                                 N            08/01/29
    0


    1923967          H93/G02             F           38,625.00         ZZ
                                         360         38,554.31          1
    3120 DEVONSHIRE DR                 8.500            296.99         75
    UNIT 119                           8.250            296.99       51,500.00
    PLANO            TX   75075          1            07/16/99         00
    0431462019                           01           09/01/99          0
1


    9955590000000                        N            08/01/29
    0


    1924015          E84/G02             F           21,250.00         ZZ
                                         360         21,201.92          1
    6369 NORTH DENVER AVENUE           8.875            169.07         90
                                       8.625            169.07       23,625.00
    TULSA            OK   74126          1            06/11/99         01
    0431381698                           05           08/01/99         25
    32600471                             N            07/01/29
    0


    1924067          E84/G02             F           27,900.00         ZZ
                                         360         27,824.61          2
    2314 STATE STREET                  8.375            212.06         90
                                       8.125            212.06       31,000.00
    GRANITE CITY     IL   62040          1            06/14/99         11
    0431381573                           05           08/01/99         25
    14101136                             N            07/01/29
    0


    1924081          992/G02             F          140,000.00         ZZ
                                         360        139,829.78          2
    952 EAST 217TH STREET              8.500          1,076.48         80
                                       8.250          1,076.48      175,000.00
    BRONX            NY   10466          1            08/17/99         00
    0431426279                           07           10/01/99          0
    364582                               N            09/01/29
    0


    1924166          375/G02             F           58,500.00         ZZ
                                         360         58,063.67          1
    516 SUPERIOR STREET                8.125            434.37         90
                                       7.875            434.37       65,000.00
    GENOA            OH   43430          1            11/25/98         11
    0431380336                           05           01/01/99         25
    5810509173                           N            12/01/28
    0


    1924332          G18/G02             F           88,000.00         ZZ
                                         360         87,890.23          1
    1211 J AVENUE                      8.375            668.86         80
                                       8.125            668.86      110,000.00
    MILFORD          IA   51351          5            08/05/99         00
    0431417948                           05           10/01/99          0
    1924332                              O            09/01/29
    0


1


    1925034          638/G02             F          172,750.00         ZZ
                                         360        172,206.04          1
    19 POLLARI CIRCLE                  7.250          1,178.46         80
                                       7.000          1,178.46      215,947.00
    NEWARK           DE   19702          1            06/22/99         00
    0431377118                           03           08/01/99          0
    08822688                             O            07/01/29
    0


    1925294          F22/F22             F           72,000.00         ZZ
                                         360         70,845.09          1
    2255 LINDELL BOULEVARD             9.250            592.33         90
    #4409                              8.540            592.33       80,000.00
    DELRAY BEACH     FL   33444          1            06/22/99         01
    68009992                             08           08/01/99         17
    68009992                             O            07/01/29
    0


    1925497          G28/G02             F          114,300.00         ZZ
                                         360        114,053.88          1
    14740 WEEPING WILLOW LANE          9.125            929.99         90
                                       8.875            929.99      127,000.00
    FONTANA          CA   92337          1            06/25/99         10
    0431376847                           05           08/01/99         25
    062199                               N            07/01/29
    0


    1925529          A50/A50             F           53,550.00         ZZ
                                         360         53,422.14          1
    112 BEVERLY DRIVE                  8.625            416.51         90
                                       8.125            416.51       59,500.00
    ENTERPRISE       AL   36330          1            06/16/99         12
    124013                               05           08/01/99         25
    124013                               N            07/01/29
    0


    1925671          F22/F22             F          257,400.00         ZZ
                                         360        256,744.06          1
    1027 WILLOWBROOK ROAD              9.750          2,211.46         90
                                       8.980          2,211.46      286,000.00
    STATEN ISLAND    NY   10314          1            05/26/99         10
    73062402                             05           07/01/99         25
    73062402                             O            06/01/29
    0


    1925710          369/G02             F           72,000.00         ZZ
                                         360         71,877.99          3
    612 ELSMERE STREET                 8.875            572.87         90
                                       8.625            572.87       80,000.00
1


    MIDDLETOWN       OH   45044          1            07/19/99         21
    0431514280                           07           09/01/99         25
    0071516462                           N            08/01/29
    0


    1926012          638/G02             F          112,800.00         ZZ
                                         360        112,442.02          1
    410 ANN STREET                     7.375            779.08         80
                                       7.125            779.08      141,000.00
    PHOENIXVILLE BO  PA   19460          1            06/25/99         00
    0431383132                           05           08/01/99          0
    8893839                              O            07/01/29
    0


    1927040          313/G02             F           37,500.00         ZZ
                                         360         37,431.33          1
    1022D GALLITON COURT               8.500            288.35         75
                                       8.250            288.35       50,000.00
    COLUMBUS         OH   43220          1            07/26/99         00
    0431422823                           01           09/01/99          0
    0006148282                           N            08/01/29
    0


    1927394          F32/G02             F           58,100.00         ZZ
                                         360         57,993.65          1
    40 FOLLY FIELD ROAD                8.500            446.74         75
    UNIT 308-B                         8.250            446.74       77,500.00
    HILTON HEAD ISL  SC   29928          1            07/22/99         00
    0431399724                           01           09/01/99          0
    407042732                            N            08/01/29
    0


    1927837          N12/G02             F           31,400.00         ZZ
                                         360         31,314.19          2
    913 10TH AVENUE                    8.750            247.02         90
                                       8.500            247.02       34,900.00
    ROCKFORD         IL   61104          1            06/30/99         04
    0431387901                           07           08/01/99         25
    0000                                 N            07/01/29
    0


    1927854          196/G02             F          109,300.00         ZZ
                                         360        109,170.48          1
    3371 WORTH CROSSING                8.625            850.12         90
                                       8.375            850.12      121,450.00
    CHARLOTTESVILLE  VA   22911          1            09/01/99         10
    0431557842                           09           10/01/99         25
    9403109                              N            09/01/29
    0
1




    1928311          375/G02             F           30,000.00         ZZ
                                         360         29,701.95          1
    3705 QUAIL STREET #6               8.375            228.02         67
                                       8.125            228.02       45,000.00
    WHEATRIDGE       CO   80033          1            06/03/99         00
    0431385582                           01           07/01/99          0
    5810958495                           N            06/01/29
    0


    1928609          638/G02             F          122,800.00         ZZ
                                         360        122,449.95          1
    4415 SE 37TH AVENUE                7.750            879.75         80
                                       7.500            879.75      153,500.00
    PORTLAND         OR   97202          1            06/25/99         00
    0431393289                           05           08/01/99          0
    8896031                              O            07/01/29
    0


    1928617          638/G02             F          264,750.00         ZZ
                                         360        263,995.30          1
    1110 HOUSTON CIRCLE                7.750          1,896.70         90
                                       7.500          1,896.70      294,168.00
    FOLSOM           CA   95630          1            06/25/99         04
    0431389329                           03           08/01/99         25
    08899723                             O            07/01/29
    0


    1928636          P29/G02             F           22,500.00         ZZ
                                         360         22,460.87          1
    820 MAXWELL STREET                 8.750            177.01         90
                                       8.500            177.01       25,000.00
    WATERLOO         IA   50701          1            07/23/99         10
    0431398791                           05           09/01/99         25
    0000                                 N            08/01/29
    0


    1929553          B26/G02             F          315,000.00         ZZ
                                         360        314,809.17          3
    34-26 29TH STREET                  8.500          2,422.08         90
                                       8.250          2,422.08      350,000.00
    LONG ISLAND CIT  NY   11106          1            09/27/99         11
    0431513043                           07           11/01/99         25
    1311014470                           O            10/01/29
    0


    1929693          623/623             F           82,800.00         ZZ
                                         360         80,055.98          2
1


    508-510 W WALNUT STREET            8.625            644.01         90
                                       8.375            644.01       92,000.00
    KALAMAZOO        MI   49007          1            09/25/98         10
    1177542                              05           11/01/98         25
    1177542                              N            10/01/28
    0


    1929761          129/G02             F           49,400.00         ZZ
                                         360         49,316.29          2
    2260-62 WOODSON ROAD               8.875            393.05         90
                                       8.625            393.05       54,900.00
    OVERLAND         MO   63114          1            07/30/99         04
    0431452549                           05           09/01/99         18
    3500399765                           N            08/01/29
    0


    1929878          F27/F27             F           90,700.00         ZZ
                                         360         90,375.74          1
    22 CEDARCONE COURT                 7.750            649.79         80
                                       7.500            649.79      113,400.00
    BALTIMORE        MD   21236          1            05/14/99         00
    6060083361                           09           07/01/99          0
    6060083361                           N            06/01/29
    0


    1930033          G15/G02             F          110,250.00         ZZ
                                         360        110,250.00          2
    20 WEST MAIN STREET                9.375            917.00         90
                                       9.125            917.00      122,500.00
    WASHINGTONVILLE  NY   10992          1            10/06/99         01
    0431550813                           05           12/01/99         25
    5000039689                           N            11/01/29
    0


    1930432          638/G02             F           95,000.00         ZZ
                                         360         94,787.18          1
    4007 FARGREEN ROAD                 7.500            664.25         76
                                       7.250            664.25      125,000.00
    SUSQUEHANNA TOW  PA   17110          1            07/15/99         00
    0431396746                           05           09/01/99          0
    08894490                             O            08/01/29
    0


    1930517          134/G02             F           32,400.00         ZZ
                                         360         32,316.46          2
    725 EAST MAYWOOD                   8.250            243.42         90
                                       8.000            243.42       36,000.00
    PEORIA           IL   61603          1            06/03/99         14
    0431399237                           05           08/01/99         25
1


    7845547                              N            07/01/29
    0


    1930582          M46/G02             F           41,700.00         ZZ
                                         360         41,651.85          1
    3951 TANGLEWILDE #3951             8.750            328.05         95
                                       8.500            328.05       43,900.00
    HOUSTON          TX   77063          1            08/05/99         19
    0431442284                           01           10/01/99         30
    19289                                O            09/01/29
    0


    1930669          665/G02             F          224,900.00         ZZ
                                         360        224,477.71          1
    28345 RODGERS DRIVE                8.375          1,709.40         85
                                       8.125          1,709.40      265,000.00
    SAUGUS           CA   91350          5            07/14/99         23
    0431410125                           05           09/01/99          0
    9901230545                           O            08/01/29
    0


    1930674          638/G02             F          240,000.00         ZZ
                                         360        239,537.72          1
    2221 WEST MOUNTAINSIDE DRIVE       8.250          1,803.04         80
                                       8.000          1,803.04      300,000.00
    BLUFFDALE        UT   84065          2            07/14/99         00
    0431397983                           05           09/01/99          0
    08891120                             O            08/01/29
    0


    1930692          638/G02             F           61,200.00         ZZ
                                         360         61,090.82          2
    313-315 PAUL AVENUE                8.625            476.01         90
                                       8.375            476.01       68,000.00
    LAS VEGAS        NV   89106          1            07/08/99         04
    0431395813                           05           09/01/99         25
    8884889                              N            08/01/29
    0


    1930695          638/G02             F           61,200.00         ZZ
                                         360         61,090.82          2
    317-319 PAUL AVENUE                8.625            476.01         90
                                       8.375            476.01       68,000.00
    LAS VEGAS        NV   89106          1            07/08/99         04
    0431395755                           05           09/01/99         25
    08884885                             N            08/01/29
    0


1


    1930701          638/G02             F          166,000.00         ZZ
                                         360        165,646.26          1
    2587 BERWYN ROAD                   7.750          1,189.24         80
                                       7.500          1,189.24      210,000.00
    COLUMBUS         OH   43221          2            07/12/99         00
    0431397801                           05           09/01/99          0
    08881455                             O            08/01/29
    0


    1930771          225/225             F           63,000.00         ZZ
                                         360         62,721.56          1
    6531 MONTANA STREET                7.875            456.80         89
                                       7.625            456.80       71,250.00
    HAMMOND          IN   46323          1            05/28/99         10
    7129918                              05           07/01/99         25
    7129918                              N            06/01/29
    0


    1931061          196/G02             F          229,500.00         ZZ
                                         360        229,254.81          4
    6009 LEWIS STREET                  9.125          1,867.29         90
                                       8.875          1,867.29      255,000.00
    DALLAS           TX   75206          1            08/10/99         01
    0431483981                           05           10/01/99         25
    1341721                              N            09/01/29
    0


    1931453          369/G02             F           56,250.00         ZZ
                                         360         56,077.16          1
    2817 GLENWOOD-LANSING RD           8.500            432.52         90
    #308                               8.250            432.52       63,000.00
    LYNWOOD          IL   60411          1            05/25/99         10
    0431401363                           01           07/01/99         30
    0071503742                           N            06/01/29
    0


    1931745          A19/G02             F          350,000.00         ZZ
                                         360        349,793.37          1
    874 BAY ROAD                       8.625          2,722.26         56
                                       8.375          2,722.26      635,000.00
    HAMILTON         MA   01936          1            09/23/99         00
    0431509066                           05           11/01/99          0
    8375                                 O            10/01/29
    0


    1931968          637/G02             F          116,000.00         ZZ
                                         360        115,933.26          4
    35 N SAN JOSE                      8.750            912.57         80
                                       8.500            912.57      145,000.00
1


    MESA             AZ   85201          1            09/01/99         00
    0431535061                           05           11/01/99          0
    0017338492                           N            10/01/29
    0


    1931977          731/G02             F          238,000.00         ZZ
                                         360        237,596.77          1
    2811 2814A&B 2819 GEORGIA STRE     8.875          1,893.63         85
                                       8.625          1,893.63      280,000.00
    OAKLAND          CA   94602          1            07/13/99         01
    0431508969                           05           09/01/99         20
    116058447                            N            08/01/29
    0


    1932033          685/G02             F          191,900.00         ZZ
                                         360        191,548.75          1
    15N INDIAN HILL LANE               8.500          1,475.55         80
                                       8.250          1,475.55      239,900.00
    LAGUNA HILLS     CA   92653          1            07/15/99         00
    0431403112                           03           09/01/99          0
    119132                               O            08/01/29
    0


    1932800          H87/G02             F          167,000.00         ZZ
                                         360        167,000.00          3
    1428 74TH STREET                   9.000          1,343.72         46
                                       8.750          1,343.72      365,000.00
    BROOKLYN         NY   11288          5            10/15/99         00
    0431575349                           05           12/01/99          0
    99080303                             O            11/01/29
    0


    1932901          P55/G02             F           43,200.00         ZZ
                                         360         43,115.64          2
    550-552 HOLLYWOOD                  9.500            363.25         90
                                       9.250            363.25       48,000.00
    DETROIT          MI   48203          1            08/12/99         10
    0431436724                           05           10/01/99         25
    82118                                N            09/01/29
    0


    1933057          M82/G02             F           88,200.00         ZZ
                                         360         88,112.90          2
    588-590 TELFAIR COURT              9.500            741.63         90
                                       9.250            741.63       98,000.00
    SUWANEE          GA   30024          1            08/26/99         10
    0431446996                           05           10/01/99         25
    0000                                 N            09/01/29
    0
1




    1933179          B26/G02             F          195,600.00         ZZ
                                         360        195,484.52          2
    115-25 124TH STREET                8.625          1,521.36         80
                                       8.375          1,521.36      246,000.00
    OZONE PARK       NY   11420          1            09/21/99         00
    0431508365                           05           11/01/99          0
    1311014499                           O            10/01/29
    0


    1933201          225/225             F           44,000.00         ZZ
                                         360         43,734.37          1
    8-4 VALLEY DRIVE                   8.500            338.33         80
                                       8.250            338.33       55,000.00
    NEW MILFORD      CT   06776          1            07/19/99         00
    714295000                            01           09/01/99          0
    714295000                            N            08/01/29
    0


    1933225          129/G02             F           45,900.00         ZZ
                                         360         45,874.27          2
    3270-72 CALVERT                    8.875            365.20         90
                                       8.625            365.20       51,000.00
    DETROIT          MI   48206          1            09/29/99         10
    0431556406                           05           11/01/99         25
    3500391390                           N            10/01/29
    0


    1933254          A78/G02             F           54,800.00         ZZ
                                         360         54,800.00          1
    6621 PAHOKEE COURT                 9.000            440.94         80
                                       8.750            440.94       68,500.00
    COLORADO SPRING  CO   80915          1            10/04/99         00
    0431567296                           05           12/01/99          0
    04000129                             N            11/01/29
    0


    1933286          G51/G02             F           76,500.00         ZZ
                                         360         76,366.98          2
    211-211 1/2 SMITH STREET           8.750            601.83         90
                                       8.500            601.83       85,000.00
    MANLIUS          NY   13104          1            07/30/99         01
    0431407956                           05           09/01/99         25
    370556                               N            08/01/29
    0


    1933294          M39/G02             F          300,000.00         ZZ
                                         360        299,635.23          1
1


    2017 E CEDAR FORT DRIVE            8.500          2,306.74         75
                                       8.250          2,306.74      400,000.00
    EAGLE MOUNTAIN   UT   84003          4            08/27/99         00
    0431451939                           05           10/01/99          0
    0000                                 O            09/01/29
    0


    1933328          H49/G02             F           57,000.00         ZZ
                                         360         56,943.70          1
    2207 S BRAESWOOD #41H              9.500            479.29         75
                                       9.250            479.29       76,000.00
    HOUSTON          TX   77030          1            08/24/99         00
    0431450121                           01           10/01/99          0
    314416404                            N            09/01/29
    0


    1933329          H49/G02             F           62,250.00         ZZ
                                         360         62,188.52          1
    2211 S BRAESWOOD #23D              9.500            523.43         75
                                       9.250            523.43       83,000.00
    HOUSTON          TX   77030          1            08/24/99         00
    0431482587                           01           10/01/99          0
    314414                               N            09/01/29
    0


    1933331          H49/G02             F           57,000.00         ZZ
                                         360         56,943.70          1
    2209 SOUTH BRAESWOOD #33A          9.500            479.29         75
                                       9.250            479.29       76,000.00
    HOUSTON          TX   77030          1            08/24/99         00
    0431477041                           01           10/01/99          0
    314415                               N            09/01/29
    0


    1933332          H49/G02             F           62,250.00         ZZ
                                         360         62,188.52          1
    2211 S BRAESWOOD #22I              9.500            523.43         75
                                       9.250            523.43       83,000.00
    HOUSTON          TX   77030          1            08/24/99         00
    0431477033                           01           10/01/99          0
    314413                               N            09/01/29
    0


    1933430          562/G02             F           22,500.00         ZZ
                                         360         22,474.66          1
    3747 BISHOP STREET                 8.875            179.03         90
                                       8.625            179.03       25,000.00
    JACKSON          MS   39206          1            08/05/99         04
    0431404839                           05           10/01/99         25
1


    598136                               N            09/01/29
    0


    1933470          637/G02             F           21,150.00         ZZ
                                         360         21,112.26          1
    518 GILLIS                         8.625            164.51         90
                                       8.375            164.51       23,500.00
    KANSAS CITY      MO   64106          1            07/23/99         04
    0431407766                           05           09/01/99         25
    0017947060                           N            08/01/29
    0


    1933557          E38/G02             F           28,800.00         ZZ
                                         360         28,751.19          1
    87 WEST 300 NORTH #504             8.875            229.15         80
                                       8.625            229.15       36,000.00
    SALT LAKE CITY   UT   84103          1            07/08/99         00
    0431406040                           01           09/01/99          0
    0000                                 N            08/01/29
    0


    1933590          P93/G02             F           46,400.00         ZZ
                                         360         46,373.99          1
    7405 TERRY DRIVE                   8.875            369.18         80
                                       8.625            369.18       58,000.00
    LAVISTA          NE   68128          1            09/10/99         00
    0431555531                           05           11/01/99          0
    KNUDSEN                              N            10/01/29
    0


    1933923          638/G02             F          203,900.00         ZZ
                                         360        203,465.48          1
    74 LEIGHTEN LANE                   7.750          1,460.76         80
                                       7.500          1,460.76      254,900.00
    TEWKSBURY        MA   01786          1            07/28/99         00
    0431407642                           05           09/01/99          0
    08907322                             O            08/01/29
    0


    1933941          907/G02             F           60,300.00         ZZ
                                         360         60,177.02          1
    113 GREENWOOD LOOP                 8.625            469.01         90
                                       8.375            469.01       67,000.00
    BRICK            NJ   08724          1            08/03/99         01
    0431408368                           01           10/01/99         30
    10006014                             N            09/01/29
    0


1


    1933949          638/G02             F          210,000.00         ZZ
                                         360        209,552.46          1
    10 LINCOLN DRIVE                   7.750          1,504.47         77
                                       7.500          1,504.47      275,000.00
    FLANDERS         NC   27836          2            07/23/99         00
    0431407832                           05           09/01/99          0
    8912460                              O            08/01/29
    0


    1933950          638/G02             F          197,500.00         ZZ
                                         360        197,089.56          1
    5718 TORTUGA ROAD                  7.875          1,432.01         79
                                       7.625          1,432.01      250,000.00
    SAN DIEGO        CA   92124          2            07/09/99         00
    0431407543                           05           09/01/99          0
    08899081                             O            08/01/29
    0


    1934027          J49/G02             F           81,000.00         ZZ
                                         360         80,955.76          4
    189 EAST JACKSON STREET A B C      9.000            651.74         90
    D                                  8.750            651.74       90,000.00
    RIALTO           CA   92376          1            09/27/99         12
    0431532506                           05           11/01/99         25
    99070071                             N            10/01/29
    0


    1934088          A36/A36             F           64,000.00         ZZ
                                         360         63,924.15          1
    12541 RIVERVIEW CIRCLE             8.625            497.79         38
                                       8.375            497.79      170,000.00
    KYBURZ           CA   95720          5            08/18/99         00
    0327742                              05           10/01/99          0
    0327742                              O            09/01/29
    0


    1934244          H19/G02             F           47,000.00         ZZ
                                         360         46,935.09          1
    30821 UNDERWOOD DRIVE              7.875            340.79         39
                                       7.625            340.79      122,000.00
    ROSEVILLE        MI   48066          1            08/16/99         00
    0431442805                           01           10/01/99          0
    000                                  O            09/01/29
    0


    1934417          N88/G02             F           45,900.00         ZZ
                                         360         45,842.72          2
    618 KOHN STREET                    8.375            348.88         90
                                       8.125            348.88       51,000.00
1


    NORRISTOWN       PA   19401          1            08/23/99         12
    0431440676                           05           10/01/99         25
    0000                                 N            09/01/29
    0


    1934637          N24/G02             F          371,000.00         ZZ
                                         360        370,548.90          1
    5030 EAST BEST ROAD                8.500          2,852.67         69
                                       8.250          2,852.67      540,000.00
    LARKSPUR         CO   80118          4            08/24/99         00
    0431441260                           05           10/01/99          0
    0000                                 O            09/01/29
    0


    1934760          K88/G02             F           56,000.00         ZZ
                                         360         55,933.62          1
    990A ARGYLL CIRCLE                 8.625            435.57         80
                                       8.375            435.57       70,000.00
    LAKEWOOD         NJ   08701          1            08/10/99         00
    0431416577                           01           10/01/99          0
    11521                                O            09/01/29
    0


    1934790          992/G02             F           88,000.00         ZZ
                                         360         87,946.68          2
    706 TOWER AVENUE                   8.500            676.65         80
                                       8.250            676.65      110,000.00
    MAYBROOK         NY   12543          1            09/09/99         00
    0431486141                           05           11/01/99          0
    365695                               N            10/01/29
    0


    1934793          899/G02             F           40,500.00         ZZ
                                         360         40,460.00          1
    416 N HARRISBURG ST                9.500            340.55         90
                                       9.250            340.55       45,000.00
    STEELTON         PA   17113          1            08/31/99         01
    0431555572                           05           10/01/99         25
    99276351                             N            09/01/29
    0


    1934857          S22/G02             F           40,800.00         ZZ
                                         360         40,568.97          1
    4137 WHITE PINE AVENUE             9.500            343.07         80
                                       9.250            343.07       51,000.00
    ORLANDO          FL   32811          1            08/24/99         00
    0431446244                           01           10/01/99          0
    99991                                O            09/01/29
    0
1




    1935060          637/G02             F           97,750.00         ZZ
                                         360         97,575.62          1
    11420 NW 37TH STREET               8.625            760.29         85
                                       8.375            760.29      115,000.00
    SUNRISE          FL   33323          5            07/15/99         01
    0431417682                           05           09/01/99         12
    0016976607                           O            08/01/29
    0


    1935064          811/G02             F           26,400.00         ZZ
                                         360         26,367.91          1
    8620 N SHERMAN CIRCLE #103         8.500            202.99         80
                                       8.250            202.99       33,000.00
    MIRAMAR          FL   33025          1            08/05/99         00
    0431413335                           01           10/01/99          0
    FM00119933                           N            09/01/29
    0


    1935070          665/G02             F           72,000.00         ZZ
                                         360         71,918.98          2
    236 & 238 H STREET                 8.875            572.86         90
                                       8.625            572.86       80,000.00
    ARCATA           CA   95521          1            08/03/99         10
    0431455740                           05           10/01/99         25
    9901230454                           N            09/01/29
    0


    1935195          638/G02             F          171,800.00         ZZ
                                         360        171,501.31          1
    458 DURHAM ROAD                    8.750          1,351.55         80
                                       8.500          1,351.55      214,800.00
    GUILFORD         CT   06437          1            07/30/99         00
    0431419605                           05           09/01/99          0
    8912934                              O            08/01/29
    0


    1935423          K73/G02             F          156,000.00         ZZ
                                         360        156,000.00          4
    96 LAIDLAW AVENUE                  8.750          1,227.25         80
                                       8.500          1,227.25      195,000.00
    JERSEY CITY      NJ   07306          1            10/12/99         00
    0431560366                           07           12/01/99          0
    55137402                             O            11/01/29
    0


    1935533          L13/G02             F          412,500.00         ZZ
                                         360        412,500.00          1
1


    494 WEST SHINAVA                   8.750          3,245.14         75
                                       8.500          3,245.14      550,000.00
    IVINS            UT   84738          4            10/05/99         00
    0431541820                           03           12/01/99          0
    1935533                              O            11/01/29
    0


    1936194          964/G02             F           67,600.00         ZZ
                                         360         67,466.44          1
    792 WOODSIDE LANE EAST #3          8.125            501.93         80
                                       7.875            501.93       84,500.00
    SACRAMENTO       CA   95825          1            07/26/99         00
    0431420165                           01           09/01/99          0
    60174                                O            08/01/29
    0


    1936268          E11/G02             F           41,550.00         ZZ
                                         360         41,498.16          1
    26 10TH STREET WEST                8.375            315.81         95
    1505                               8.125            315.81       43,750.00
    ST PAUL          MN   55102          1            08/12/99         14
    0431434349                           01           10/01/99         30
    0002001014636                        O            09/01/29
    0


    1936645          134/G02             F           39,600.00         ZZ
                                         360         39,555.42          2
    741-743 FOURTH STREET              8.875            315.08         89
                                       8.625            315.08       44,500.00
    NEW ORLEANS      LA   70130          1            08/06/99         14
    0431485267                           05           10/01/99         25
    8202103                              N            09/01/29
    0


    1936713          L20/G02             F          650,000.00         ZZ
                                         360        649,189.16          1
    2524 EAST 200 NORTH                8.375          4,940.47         67
                                       8.125          4,940.47      978,000.00
    LAYTON           UT   84040          2            08/11/99         00
    0431420249                           05           10/01/99          0
    115044                               O            09/01/29
    0


    1936739          828/G02             F           53,550.00         ZZ
                                         360         53,310.90          1
    506 KINGSBURY LN                   8.625            416.51         90
                                       8.375            416.51       59,500.00
    FRIENDSWOOD      TX   77546          1            09/16/99         11
    0431540194                           05           11/01/99         25
1


    99350031                             N            10/01/29
    0


    1937184          K09/G02             F          252,000.00         ZZ
                                         360        251,685.65          1
    13078 SOUTH 1130 WEST              8.375          1,915.38         80
                                       8.125          1,915.38      315,000.00
    RIVERTON         UT   84065          2            08/16/99         00
    0431431238                           05           10/01/99          0
    374087                               O            09/01/29
    0


    1937209          A63/G02             F           95,000.00         ZZ
                                         360         95,000.00          2
    307 PACIFIC STREET                 8.500            730.47         55
                                       8.250            730.47      175,000.00
    PATERSON         NJ   07503          1            10/15/99         00
    0431579267                           05           12/01/99          0
    202                                  O            11/01/29
    0


    1937213          L86/G02             F          292,000.00         ZZ
                                         360        291,818.51          1
    1238 BLUE SKY DR                   8.375          2,219.41         80
                                       8.125          2,219.41      365,000.00
    ENCINITAS        CA   92007          1            09/01/99         00
    0431520816                           05           11/01/99          0
    20501021                             O            10/01/29
    0


    1937472          G26/G02             F          172,500.00         ZZ
                                         360        172,403.29          2
    469 58TH STREET                    8.875          1,372.49         75
                                       8.625          1,372.49      230,000.00
    BROOKLYN         NY   11220          5            09/30/99         00
    0431559277                           07           11/01/99          0
    2628                                 O            10/01/29
    0


    1937473          253/253             F           52,500.00         ZZ
                                         360         44,276.58          1
    361 S GILBERT AVENUE               8.375            399.04         75
    361                                8.125            399.04       70,000.00
    NEW BRAUNFELS    TX   78130          1            07/07/99         00
    921065                               01           09/01/99          0
    921065                               O            08/01/29
    0


1


    1937554          687/G02             F           77,400.00         ZZ
                                         360         77,356.61          1
    2522 HATFIELD                      8.875            615.83         90
                                       8.625            615.83       86,000.00
    ATLANTA          GA   30316          1            09/14/99         04
    0431516707                           05           11/01/99         25
    9908201142                           N            10/01/29
    0


    1937590          637/G02             F           40,600.00         ZZ
                                         360         40,534.67          1
    916 N MILTON AVENUE                9.125            330.34         70
                                       8.875            330.34       58,000.00
    BALTIMORE        MD   21205          1            07/30/99         00
    0431458371                           02           09/01/99          0
    0016101230                           N            08/01/29
    0


    1937629          637/G02             F           61,600.00         ZZ
                                         360         61,525.10          1
    423 WARM SPRINGS CIRCLE            8.500            473.65         90
                                       8.250            473.65       68,500.00
    ROSWELL          GA   30075          1            08/30/99         11
    0431506765                           01           10/01/99         25
    0012054920                           O            09/01/29
    0


    1937660          638/G02             F           56,900.00         ZZ
                                         360         56,829.02          1
    18617 EGRET BAY BLVD               8.375            432.48         95
    #705                               8.125            432.48       59,900.00
    WEBSTER          TX   77058          1            08/13/99         10
    0431434380                           01           10/01/99         30
    8912015                              O            09/01/29
    0


    1937804          105/G02             F           47,920.00         ZZ
                                         360         47,615.22          2
    7011 COOPER LANE                   7.875            347.46         80
                                       7.625            347.46       59,900.00
    AUSTIN           TX   78745          1            01/29/99         00
    0431431410                           05           03/01/99          0
    803000293                            N            02/01/29
    0


    1937886          196/G02             F           64,450.00         ZZ
                                         360         64,346.31          4
    12091 PLANK ROAD                   9.125            524.39         80
                                       8.875            524.39       80,600.00
1


    BATON ROUGE      LA   70811          1            07/07/99         00
    0431526813                           05           09/01/99          0
    1292366                              N            08/01/29
    0


    1937888          196/G02             F           67,200.00         ZZ
                                         360         67,091.87          3
    5610 RICKOVER DRIVE                9.125            546.77         80
                                       8.875            546.77       84,000.00
    BATON ROUGE      LA   70811          1            07/07/99         00
    0431526755                           05           09/01/99          0
    1292367                              N            08/01/29
    0


    1937896          L93/G02             F           95,200.00         ZZ
                                         360         95,011.90          1
    12365 DRAKE STREET NORTHWEST       8.125            706.86         85
                                       7.875            706.86      112,000.00
    COON RAPIDS      MN   55448          5            07/27/99         14
    0431579465                           09           09/01/99         12
    HERRALD                              O            08/01/29
    0


    1938072          822/G02             F          160,000.00         ZZ
                                         360        159,815.21          1
    6902 PARK BLVD                     8.750          1,258.73         45
                                       8.500          1,258.73      357,000.00
    WILDWOOD CREST   NJ   08260          2            08/09/99         00
    0431446467                           05           10/01/99          0
    3626023826                           O            09/01/29
    0


    1938115          A19/G02             F          184,000.00         ZZ
                                         360        183,869.14          1
    7 RAY STREET                       8.750          1,447.53         66
                                       8.500          1,447.53      279,000.00
    DANVERS          MA   01923          1            09/30/99         00
    0431517473                           05           11/01/99          0
    8787                                 O            10/01/29
    0


    1938155          H87/G02             F          229,500.00         ZZ
                                         360        229,500.00          2
    32 MINE STREET                     8.875          1,826.01         90
                                       8.625          1,826.01      255,000.00
    NEW BRUNSWICK    NJ   08901          1            10/21/99         04
    0431604545                           05           12/01/99         25
    99080301                             N            11/01/29
    0
1




    1938266          685/G02             F          600,000.00         ZZ
                                         360        598,844.29          1
    13410 S 34TH COURT                 8.250          4,507.60         80
                                       8.000          4,507.60      750,000.00
    PHOENIX          AZ   85044          1            07/27/99         00
    0431436187                           03           09/01/99          0
    0000                                 O            08/01/29
    0


    1938298          H22/G02             F          332,000.00         ZZ
                                         360        331,596.33          1
    25-18 47 STREET                    8.500          2,552.79         80
                                       8.250          2,552.79      415,000.00
    ASTORIA          NY   11103          1            08/24/99         00
    0431441161                           05           10/01/99          0
    9907027                              O            09/01/29
    0


    1938322          742/G02             F          190,000.00         ZZ
                                         360        189,887.83          1
    2333 WILLOW WAY STREET             8.625          1,477.80         49
                                       8.375          1,477.80      390,000.00
    YORKTOWN HEIGHT  NY   10598          2            09/17/99         00
    0431512987                           05           11/01/99          0
    4823365                              O            10/01/29
    0


    1938343          956/G02             F          313,050.00         ZZ
                                         360        312,649.39          1
    2903 BRITTANY POINT LANE           8.250          2,351.84         80
                                       8.000          2,351.84      391,370.00
    AUSTIN           TX   78733          1            08/06/99         00
    0431464049                           03           10/01/99          0
    1609070194                           O            09/01/29
    0


    1938562          637/G02             F          112,500.00         ZZ
                                         360        112,272.10          1
    1382 BARBER DRIVE                  8.250            845.18         58
                                       8.000            845.18      195,000.00
    CARBONDALE       CO   81623          1            08/06/99         00
    0431485945                           09           10/01/99          0
    0014972590                           O            09/01/29
    0


    1938563          637/G02             F           76,500.00         ZZ
                                         360         76,406.98          2
1


    116 N 19TH ST E                    8.500            588.22         90
                                       8.250            588.22       85,000.00
    ORANGE           NJ   07019          1            08/02/99         14
    0431447218                           05           10/01/99         25
    0013297874                           N            09/01/29
    0


    1938578          687/G02             F           33,300.00         ZZ
                                         360         33,243.57          2
    835 NORTH SEVENTH STREET           8.875            264.95         90
                                       8.625            264.95       37,000.00
    ALLENTOWN        PA   18102          1            07/30/99         11
    0431444058                           05           09/01/99         25
    KL6829                               N            08/01/29
    0


    1938654          742/G02             F          101,500.00         ZZ
                                         360        101,500.00          1
    524 MAPLE AVENUE                   9.625            862.74         70
                                       9.375            862.74      145,000.00
    GREENVILLE       NY   12083          1            10/07/99         00
    0431550508                           05           12/01/99          0
    4837977                              O            11/01/29
    0


    1938757          Q70/G02             F           94,500.00         ZZ
                                         360         94,452.28          2
    1908-1910 PURDUE COURT             9.375            786.00         90
                                       9.125            786.00      105,000.00
    OKLAHOMA CITY    OK   73127          1            09/30/99         04
    0431576578                           05           11/01/99         25
    19206                                N            10/01/29
    0


    1938760          Q70/G02             F           94,500.00         ZZ
                                         360         94,452.28          2
    1900-1902 PURDUE COURT             9.375            786.00         90
                                       9.125            786.00      105,000.00
    OKLAHOMA CITY    OK   73127          1            09/30/99         04
    0431559996                           05           11/01/99         25
    19204                                N            10/01/29
    0


    1938761          Q70/G02             F           94,500.00         ZZ
                                         360         94,452.28          2
    1904-1906 PURDUE COURT             9.375            786.00         90
                                       9.125            786.00      105,000.00
    OKLAHOMA CITY    OK   73127          1            09/30/99         04
    0431559772                           05           11/01/99         25
1


    19205                                N            10/01/29
    0


    1938954          G34/G02             F          225,000.00         ZZ
                                         360        224,852.82          1
    1137 BAIN AVENUE                   8.125          1,670.62         87
                                       7.875          1,670.62      260,000.00
    DIAMOND BAR      CA   91765          5            09/17/99         12
    0431550789                           05           11/01/99         25
    1021933                              O            10/01/29
    0


    1939025          593/G02             F          480,250.00         ZZ
                                         360        475,875.34          1
    2263 EAST LORITA WAY               7.875          3,482.15         85
                                       7.625          3,482.15      565,000.00
    SANDY            UT   84093          1            06/29/99         12
    0431468677                           05           08/01/99         12
    0007396104                           O            07/01/29
    0


    1939292          F60/G02             F           44,100.00         ZZ
                                         360         44,056.44          2
    3331-33 ALLEN STREET               9.500            370.82         90
                                       9.250            370.82       49,000.00
    NEW ORLEANS      LA   70122          1            08/19/99         10
    0431453414                           05           10/01/99         25
    444978                               N            09/01/29
    0


    1939298          R19/G02             F          225,000.00         ZZ
                                         360        224,873.85          1
    95 SCHOOL STREET                   8.875          1,790.21         79
                                       8.625          1,790.21      285,000.00
    CHELMSFORD       MA   01824          1            09/30/99         00
    0431520063                           05           11/01/99          0
    HARRIS                               O            10/01/29
    0


    1939306          P79/G02             F           98,350.00         ZZ
                                         360         98,299.01          1
    14261 SW 172 TERRACE               9.250            809.10         90
                                       9.000            809.10      109,300.00
    MIAMI            FL   33177          1            09/24/99         01
    0431521095                           05           11/01/99         30
    0000                                 N            10/01/29
    0


1


    1939401          514/G02             F          185,600.00         ZZ
                                         360        184,685.54          1
    301 TIMBERLAKE DR                  8.000          1,361.87         80
                                       7.750          1,361.87      232,000.00
    AZLE             TX   76020          1            06/28/99         00
    0431523380                           03           08/01/99          0
    015498                               O            07/01/29
    0


    1939405          514/G02             F           73,800.00         ZZ
                                         360         73,623.82          2
    2710 E WILLAMETTE PL               8.625            574.01         90
                                       8.375            574.01       82,000.00
    COLORADO SPRING  CO   80909          1            06/28/99         01
    0431507888                           05           08/01/99         25
    097973                               N            07/01/29
    0


    1939487          A50/A50             F           50,000.00         ZZ
                                         360         49,939.20          1
    1000 NEW SEA ISLAND RD #33         8.500            384.46         53
                                       8.250            384.46       95,000.00
    ST SIMONS ISLAN  GA   31522          1            08/17/99         00
    122987                               01           10/01/99          0
    122987                               O            09/01/29
    0


    1939505          H93/G02             F           40,500.00         ZZ
                                         360         40,448.18          2
    2107 WINFIELD AVENUE               8.250            304.26         90
                                       8.000            304.26       45,000.00
    INDIANAPOLIS     IN   46222          1            08/13/99         04
    0431447812                           05           10/01/99         25
    9959272                              N            09/01/29
    0


    1939536          Q48/G02             F          420,000.00         ZZ
                                         360        420,000.00          1
    17 ORCHARD DRIVE                   9.000          3,379.41         60
                                       8.750          3,379.41      700,000.00
    PURCHASE         NY   10577          1            10/14/99         00
    0431560515                           05           12/01/99          0
    1939536                              O            11/01/29
    0


    1939594          A02/G02             F          191,250.00         ZZ
                                         360        191,034.77          1
    1222 SOUTH CIRCLE AVENUE           8.875          1,521.67         85
                                       8.625          1,521.67      225,000.00
1


    FOREST PARK      IL   60130          5            08/23/99         04
    0431523711                           05           10/01/99         12
    01990125                             O            09/01/29
    0


    1939606          800/G02             F          161,000.00         ZZ
                                         360        160,918.69          1
    3 ESSEX STREET                     9.375          1,339.12         70
                                       9.125          1,339.12      230,000.00
    SALEM            MA   01960          5            09/29/99         00
    0431515311                           05           11/01/99          0
    991241                               N            10/01/29
    0


    1939608          800/G02             F          196,000.00         ZZ
                                         360        196,000.00          4
    28 WASHINGTON STREET               9.125          1,594.72         80
                                       8.875          1,594.72      245,000.00
    PEABODY          MA   01960          5            09/29/99         00
    0431528462                           05           12/01/99          0
    991396                               O            11/01/29
    0


    1939618          E11/G02             F           52,200.00         ZZ
                                         360         52,038.14          1
    4101 S PARKLAWN AVENUE #133        8.625            406.01         90
                                       8.375            406.01       58,000.00
    EDINA            MN   55435          1            08/26/99         04
    0431450386                           01           10/01/99         25
    0002001018053                        N            09/01/29
    0


    1939699          F32/G02             F           56,250.00         T
                                         360         56,186.70          1
    18912 FRONT BEACH ROAD #102        8.875            447.55         75
                                       8.625            447.55       75,000.00
    PANAMA CITY BEA  FL   32413          1            08/27/99         00
    0431464650                           01           10/01/99          0
    407044324                            O            09/01/29
    0


    1939706          811/G02             F          124,000.00         ZZ
                                         360        123,841.32          1
    1286 BOURET DRIVE                  8.250            931.57         80
    #4                                 8.000            931.57      155,000.00
    SAN JOSE         CA   95118          1            08/24/99         00
    0431482207                           01           10/01/99          0
    02212601                             O            09/01/29
    0
1




    1939848          638/G02             F           65,200.00         ZZ
                                         360         65,114.41          2
    1309 EAST JOHNSON STREET           8.125            484.11         80
                                       7.875            484.11       81,500.00
    PHILADELPHIA     PA   19138          1            08/20/99         00
    0431447671                           05           10/01/99          0
    08915133                             N            09/01/29
    0


    1939875          Q64/G02             F          505,000.00         ZZ
                                         360        504,716.89          1
    4107 BLAYDES COURT                 8.875          4,018.01         78
                                       8.625          4,018.01      650,000.00
    CHARLOTTE        NC   28226          2            09/24/99         00
    0431582071                           03           11/01/99          0
    0100505502                           O            10/01/29
    0


    1939899          480/G02             F           71,100.00         ZZ
                                         360         70,887.07          1
    10912 PARK RD                      8.625            553.01         90
                                       8.375            553.01       79,000.00
    CHARLOTTE        NC   28226          1            05/28/99         12
    0431518265                           01           07/01/99         25
    2963775                              N            06/01/29
    0


    1939907          M46/G02             F           50,000.00         ZZ
                                         360         49,942.25          1
    25822 GLEN LOCH DRIVE              8.750            393.35         80
                                       8.500            393.35       62,500.00
    THE WOODLANDS    TX   77380          1            08/25/99         00
    0431515246                           05           10/01/99          0
    7353408                              N            09/01/29
    0


    1939916          514/G02             F           86,400.00         ZZ
                                         360         86,297.61          1
    16085 BRANCHWOOD LANE              8.625            672.01         80
                                       8.375            672.01      108,000.00
    GRANGER          IN   46530          1            08/09/99         00
    0431517432                           05           10/01/99          0
    382600                               O            09/01/29
    0


    1939927          B75/G02             F           85,050.00         ZZ
                                         360         84,951.78          4
1


    424 THOMPSON STREET                8.750            669.09         90
                                       8.500            669.09       94,500.00
    FLINT            MI   48503          1            08/19/99         14
    0431452598                           05           10/01/99         25
    1733070                              N            09/01/29
    0


    1939941          560/560             F          326,350.00         ZZ
                                         360        325,508.97          1
    26 W 286 PINEHURST DRIVE           8.250          2,451.76         90
                                       8.000          2,451.76      362,680.00
    WINFIELD         IL   60190          1            06/08/99         21
    120876404                            05           08/01/99         25
    120876404                            O            07/01/29
    0


    1939985          560/560             F          519,400.00         ZZ
                                         360        518,399.55          1
    34 EMERSON AVE                     8.250          3,902.08         70
                                       8.000          3,902.08      742,000.00
    STATEN ISLAND    NY   10301          1            07/23/99         00
    122299001                            05           09/01/99          0
    122299001                            O            08/01/29
    0


    1940065          L38/G02             F          133,200.00         ZZ
                                         360        133,064.92          1
    239 LONGVIEW ROAD                  9.375          1,107.90         90
                                       9.125          1,107.90      148,000.00
    BRIDGEWATER      NJ   08807          1            08/30/99         04
    0431461367                           09           10/01/99         25
    434130000000545                      N            09/01/29
    0


    1940074          560/560             F          157,000.00         ZZ
                                         360        156,691.40          1
    289 PARK AVENUE                    8.375          1,193.32         75
                                       8.125          1,193.32      210,000.00
    WILLISTON PARK   NY   11596          1            07/30/99         00
    124110008                            05           09/01/99          0
    124110008                            O            08/01/29
    0


    1940089          560/560             F          277,350.00         ZZ
                                         360        276,815.77          1
    100 AUGUSTA DRIVE                  8.250          2,083.64         80
                                       8.000          2,083.64      346,689.00
    MOORESTOWN       NJ   08054          1            07/30/99         00
    169007804                            05           09/01/99          0
1


    169007804                            O            08/01/29
    0


    1940107          A02/G02             F          186,700.00         ZZ
                                         360        186,505.67          4
    2947 WEST CORTLAND STREET          9.250          1,535.94         80
                                       9.000          1,535.94      235,000.00
    CHICAGO          IL   60647          5            08/21/99         00
    0431550185                           05           10/01/99          0
    01990635                             O            09/01/29
    0


    1940114          R53/G02             F           42,000.00         ZZ
                                         360         42,000.00          1
    WINDSOR VILLAGE 1A                 8.500            322.95         70
                                       8.250            322.95       60,000.00
    QUECHEE          VT   05059          2            10/11/99         00
    0431558097                           20           12/01/99          0
    WOLF                                 O            11/01/29
    0


    1940140          637/G02             F          112,000.00         ZZ
                                         360        111,870.65          1
    2323 N BENT GRASS LANE             8.750            881.11         70
                                       8.500            881.11      160,000.00
    MERIDIAN         ID   83642          1            08/10/99         00
    0431460070                           03           10/01/99          0
    0017858135                           O            09/01/29
    0


    1940182          562/G02             F          300,000.00         ZZ
                                         360        299,635.21          2
    1937 HOLLAND AVENUE                8.500          2,306.75         80
                                       8.250          2,306.75      375,000.00
    BRONX            NY   10462          1            08/27/99         00
    0431471259                           05           10/01/99          0
    603563                               O            09/01/29
    0


    1940228          Q48/G02             F           54,400.00         ZZ
                                         360         54,369.50          1
    751 BROAD AVENUE                   8.875            432.83         80
    UNIT 2B                            8.625            432.83       68,000.00
    RIDGEFIELD       NJ   07657          1            10/01/99         00
    0431523679                           01           11/01/99          0
    0000                                 O            10/01/29
    0


1


    1940295          N34/G02             F           89,600.00         ZZ
                                         360         89,600.00          1
    9048 SOUTH DANTE AVENUE            8.500            688.95         80
                                       8.250            688.95      112,000.00
    CHICAGO          IL   60619          5            10/08/99         00
    0431559855                           05           12/01/99          0
    1940295                              O            11/01/29
    0


    1940311          P92/G02             F           20,750.00         ZZ
                                         360         20,725.41          1
    4331 E 68TH UNIT 506               8.625            161.39         90
    BLDG C2                            8.375            161.39       23,100.00
    TULSA            OK   74136          1            08/27/99         04
    0431459825                           01           10/01/99         25
    0501857                              N            09/01/29
    0


    1940521          G81/G02             F          110,000.00         ZZ
                                         360        109,938.33          1
    14956 S W 159 COURT                8.875            875.21         53
                                       8.625            875.21      211,345.00
    MIAMI            FL   33196          1            09/02/99         00
    0431463843                           05           11/01/99          0
    021908086                            O            10/01/29
    0


    1940549          P63/G02             F           34,200.00         ZZ
                                         360         34,181.32          1
    124 LANDING STREET                 9.000            275.18         90
                                       8.750            275.18       38,000.00
    TRENTON          NJ   08611          1            09/22/99         11
    0431510098                           07           11/01/99         25
    1940549                              N            10/01/29
    0


    1940552          R53/G02             F           43,000.00         ZZ
                                         360         43,000.00          1
    43 CHACE LANE                      9.500            361.57         41
                                       9.250            361.57      105,000.00
    WESTFORD         VT   05494          5            10/05/99         00
    0431537844                           05           12/01/99          0
    1940552                              O            11/01/29
    0


    1940590          227/G02             F           58,500.00         ZZ
                                         360         58,459.21          3
    2385 2387 2389 ADAMSVILLE RD       8.875            465.46         90
                                       8.625            465.46       65,000.00
1


    ZANESVILLE       OH   43701          1            09/24/99         04
    0431543917                           05           11/01/99         25
    1855502                              N            10/01/29
    0


    1940632          687/G02             F           20,800.00         ZZ
                                         360         20,775.97          1
    519 JACKSON STREET                 8.750            163.64         80
                                       8.500            163.64       26,000.00
    BETHLEHEM        PA   18015          1            08/20/99         00
    0431456292                           07           10/01/99          0
    KL6809                               N            09/01/29
    0


    1940639          J73/G02             F           55,200.00         ZZ
                                         360         54,941.00          1
    13255 S.W. 88TH LANE #208CS        9.250            454.12         80
                                       9.000            454.12       69,000.00
    MIAMI            FL   33186          1            08/30/99         00
    0431474295                           01           10/01/99          0
    9907085                              O            09/01/29
    0


    1940775          H19/G02             F           48,675.00         ZZ
                                         360         48,649.76          1
    612 NORTH GRIFFIN STREET           9.250            400.44         75
                                       9.000            400.44       64,900.00
    BISMARCK         ND   58501          1            09/30/99         00
    0431560218                           05           11/01/99          0
    0002161198                           O            10/01/29
    0


    1940778          K15/G02             F          144,000.00         ZZ
                                         360        143,927.28          4
    1360 DESERET AVE                   9.375          1,197.72         80
                                       9.125          1,197.72      180,000.00
    BARSTOW          CA   92311          1            09/24/99         00
    0431537331                           05           11/01/99          0
    647081                               N            10/01/29
    0


    1940811          926/926             F           63,350.00         ZZ
                                         360         63,287.41          1
    149 SEA SIDE VILLA                 9.500            532.69         70
                                       9.250            532.69       90,500.00
    HILTON HEAD ISL  SC   29928          1            08/31/99         00
    163017753                            01           10/01/99          0
    163017753                            N            09/01/29
    0
1




    1940830          Q45/G02             F           54,000.00         ZZ
                                         360         53,971.27          2
    9600 CARSON CREEK BOULEVARD        9.125            439.36         90
                                       8.875            439.36       60,000.00
    DEL VALLE        TX   78617          1            09/29/99         04
    0431542653                           05           11/01/99         25
    CASWELL                              N            10/01/29
    0


    1940832          966/G02             F          644,800.00         ZZ
                                         360        643,974.83          1
    4703 HOLLOW CREST COURT            8.250          4,844.17         79
                                       8.000          4,844.17      819,327.00
    DALLAS           TX   75287          1            08/31/99         00
    0431462415                           03           10/01/99          0
    40012238                             O            09/01/29
    0


    1940884          Q45/G02             F           54,000.00         ZZ
                                         360         53,971.27          2
    9504 BEAR PAW TRAIL                9.125            439.36         90
                                       8.875            439.36       60,000.00
    DEL VALLE        TX   78617          1            09/15/99         04
    0431542786                           05           11/01/99         25
    0000                                 N            10/01/29
    0


    1940936          P48/G02             F           66,000.00         ZZ
                                         360         66,000.00          1
    323 WALNUT STREET                  9.500            554.96         90
                                       9.250            554.96       74,000.00
    MANKATO          MN   56001          1            10/13/99         10
    0431552371                           05           12/01/99         25
    1940936                              N            11/01/29
    0


    1940953          227/G02             F           63,000.00         ZZ
                                         360         62,959.83          1
    7520 RIVERBROOK                    8.250            473.30         58
                                       8.000            473.30      109,000.00
    DALLAS           TX   75230          1            09/21/99         00
    0431556661                           01           11/01/99          0
    1799200                              O            10/01/29
    0


    1941246          P58/G02             F           22,000.00         ZZ
                                         360         21,970.38          1
1


    88 FEDERAL COURT                   8.000            161.43         50
                                       7.750            161.43       44,500.00
    GALLOWAY TWP     NJ   08201          1            08/31/99         00
    0431469196                           01           10/01/99          0
    990008701                            N            09/01/29
    0


    1941294          Q70/G02             F          203,000.00         ZZ
                                         360        202,746.76          1
    4221 EAST 77TH STREET              8.375          1,542.95         75
                                       8.125          1,542.95      270,700.00
    TULSA            OK   74136          5            08/09/99         00
    0431468008                           05           10/01/99          0
    0000                                 O            09/01/29
    0


    1941325          F89/G02             F           94,000.00         ZZ
                                         360         93,944.51          1
    5215 ZEBRA COURT                   8.625            731.12         70
                                       8.375            731.12      134,310.00
    NORTH LAS VEGAS  NV   89030          1            09/16/99         00
    0431533934                           05           11/01/99          0
    1950044                              O            10/01/29
    0


    1941471          455/G02             F          312,800.00         ZZ
                                         360        311,250.93          1
    2810 BACCURATE DRIVE               8.500          2,405.17         80
                                       8.250          2,405.17      391,000.00
    MARIETTA         GA   30062          1            09/07/99         00
    0431463140                           03           11/01/99          0
    85971                                O            10/01/29
    0


    1941530          742/G02             F           75,000.00         ZZ
                                         360         74,955.72          1
    339 FOX HILL ROAD                  8.625            583.34         43
                                       8.375            583.34      178,000.00
    GREENVILLE       NY   12083          1            09/27/99         00
    0431544113                           05           11/01/99          0
    4845897                              O            10/01/29
    0


    1941563          129/G02             F           52,200.00         ZZ
                                         360         52,171.49          2
    6948 CLAYTON                       9.000            420.01         90
                                       8.750            420.01       58,000.00
    DETROIT          MI   48210          1            09/24/99         10
    0431558824                           05           11/01/99         25
1


    3500411420                           N            10/01/29
    0


    1941578          H93/G02             F          104,750.00         ZZ
                                         360        104,572.51          1
    16304 PEACH GROVE LANE             8.875            833.44         90
                                       8.625            833.44      116,400.00
    CHARLOTTE        NC   28277          1            07/27/99         04
    0431550599                           05           09/01/99         25
    9959385                              N            08/01/29
    0


    1941632          299/G02             F          467,200.00         ZZ
                                         360        466,300.08          1
    180 INDIAN PIPE LANE               8.250          3,509.92         80
                                       8.000          3,509.92      584,040.00
    CONCORD          MA   01742          1            07/07/99         00
    0431465236                           05           09/01/99          0
    0001007927                           O            08/01/29
    0


    1941641          F32/G02             F           58,500.00         ZZ
                                         360         58,442.23          2
    1932 & 1934 DUNLAP AVENUE          9.500            491.90         90
                                       9.250            491.90       65,000.00
    EAST POINT       GA   30344          1            08/26/99         12
    0431463736                           05           10/01/99         25
    409134305                            N            09/01/29
    0


    1941729          S35/G02             F           58,800.00         ZZ
                                         360         58,771.83          1
    5445 COLLINS AVE #1230             9.625            499.79         80
                                       9.375            499.79       73,500.00
    MIAMI BEACH      FL   33140          1            09/22/99         00
    0431523364                           06           11/01/99          0
    9909015                              N            10/01/29
    0


    1941763          E46/G02             F           54,000.00         ZZ
                                         360         53,946.67          2
    6118 LOCUST STREET                 9.500            454.06         90
                                       9.250            454.06       60,000.00
    PHILADELPHIA     PA   19143          1            08/20/99         19
    0431464908                           07           10/01/99         25
    38362                                N            09/01/29
    0


1


    1941798          737/G02             F          265,650.00         ZZ
                                         360        265,373.50          1
    10405 E ACOMA DR                   9.250          2,185.44         90
                                       9.000          2,185.44      295,184.00
    SCOTTSDALE       AZ   85259          1            08/25/99         10
    0431575430                           03           10/01/99         25
    962226                               N            09/01/29
    0


    1941868          R19/G02             F          255,000.00         ZZ
                                         240        254,586.87          1
    49 ORCHARD HILL DRIVE              8.375          2,192.82         66
                                       8.125          2,192.82      387,500.00
    SHARON           MA   02067          1            09/21/99         00
    0431508852                           01           11/01/99          0
    0000                                 O            10/01/19
    0


    1941900          L94/G02             F           58,500.00         ZZ
                                         360         58,471.23          2
    514 AND 516 NORTH 9TH AVENUE       9.500            491.90         90
                                       9.250            491.90       65,000.00
    POCATELLO        ID   83201          1            09/17/99         01
    0431506435                           05           11/01/99         25
    0000                                 N            10/01/29
    0


    1941931          F03/G02             F          193,500.00         ZZ
                                         360        193,382.77          1
    9935 BRONTI CIRCLE                 8.500          1,487.85         75
                                       8.250          1,487.85      260,000.00
    LITTLETON        CO   80124          1            09/02/99         00
    0431474824                           05           11/01/99          0
    13553                                O            10/01/29
    0


    1941957          L47/G02             F          103,900.00         ZZ
                                         360        103,833.74          1
    11 PLANTATIONS BOULEVARD           8.250            780.57         80
                                       8.000            780.57      129,900.00
    LEWES            DE   19958          1            09/01/99         00
    0431584416                           01           11/01/99          0
    XXX                                  O            10/01/29
    0


    1941978          140/G02             F          109,800.00         ZZ
                                         360        109,745.99          4
    11021 ROGER DRIVE                  9.500            923.26         90
                                       9.250            923.26      122,000.00
1


    NEW ORLEANS      LA   70127          1            09/30/99         10
    0431532522                           05           11/01/99         25
    448722                               N            10/01/29
    0


    1941984          140/G02             F          109,800.00         ZZ
                                         360        109,744.55          4
    11031 ROGER DRIVE                  9.375            913.26         90
                                       9.125            913.26      122,000.00
    NEW ORLEANS      LA   70127          1            09/30/99         10
    0431530369                           05           11/01/99         25
    448723                               N            10/01/29
    0


    1941989          F34/G02             F           52,000.00         ZZ
                                         360         51,970.08          1
    1116 SHORB AVE NW                  8.750            409.09         80
                                       8.500            409.09       65,000.00
    CANTON           OH   44703          1            09/30/99         00
    0431534171                           05           11/01/99          0
    997068810                            N            10/01/29
    0


    1942153          K37/G02             F           66,150.00         ZZ
                                         360         66,117.46          1
    2021 SOUTH COTNER BOULEVARD        9.500            556.23         90
                                       9.250            556.23       73,500.00
    LINCOLN          NE   68506          1            09/28/99         12
    0431529742                           05           11/01/99         25
    5945                                 N            10/01/29
    0


    1942165          Q52/G02             F           77,000.00         ZZ
                                         360         77,000.00          1
    4162 EAST LAKE ROAD                8.875            612.65         66
                                       8.625            612.65      117,000.00
    LIVONIA          NY   14487          1            10/08/99         00
    0431548080                           05           12/01/99          0
    1999014                              O            11/01/29
    0


    1942202          Q13/G02             F           58,400.00         ZZ
                                         360         58,369.73          1
    UNIT 204 BLD. A-3 CANNONGATE       9.250            480.44         80
    III 204 CANNONGATE III ROAD        9.000            480.44       73,000.00
    NASHUA           NH   03063          1            09/28/99         00
    0431533967                           01           11/01/99          0
    74085                                O            10/01/29
    0
1




    1942209          R61/G02             F          318,350.00         ZZ
                                         360        318,350.00          1
    1014 LONG CREEK BLVD               8.500          2,447.84         80
                                       8.250          2,447.84      400,000.00
    NEW BRAUNFELS    TX   78130          4            10/26/99         00
    0431602143                           05           12/01/99          0
    10242                                O            11/01/29
    0


    1942282          B49/G02             F           67,000.00         ZZ
                                         360         66,959.40          1
    6495 KALUA ROAD #101A              8.500            515.18         72
                                       8.250            515.18       94,000.00
    BOULDER          CO   80301          1            09/27/99         00
    0431511864                           01           11/01/99          0
    11322015                             O            10/01/29
    0


    1942441          637/G02             F           52,200.00         ZZ
                                         360         52,148.44          2
    3278 & 3280 WHEELER STREET         9.500            438.93         90
                                       9.250            438.93       58,000.00
    HAPEVILLE        GA   30354          1            08/10/99         10
    0431496223                           05           10/01/99         25
    0012052288                           N            09/01/29
    0


    1942470          964/G02             F           66,000.00         ZZ
                                         360         65,897.76          2
    2400 S MOUNT CHARLESTON DRIVE      9.625            560.99         80
                                       9.375            560.99       82,500.00
    PAHRUMP          NV   89048          1            09/03/99         00
    0431471978                           05           11/01/99          0
    61032                                N            10/01/29
    0


    1942497          F03/G02             F          146,300.00         ZZ
                                         360        146,213.62          1
    3202 SOUTH MAGNOLIA STREET         8.625          1,137.91         75
                                       8.375          1,137.91      195,088.00
    DENVER           CO   80224          1            09/10/99         00
    0431475367                           05           11/01/99          0
    DEN13361                             O            10/01/29
    0


    1942503          K79/G02             F           65,000.00         ZZ
                                         360         65,000.00          1
1


    55 SAUNDERS STREET                 9.500            546.56         36
                                       9.250            546.56      185,000.00
    WEYMOUTH         MA   02191          5            09/28/99         00
    0431537729                           05           12/01/99          0
    125861942503                         O            11/01/29
    0


    1942560          664/G02             F          262,500.00         ZZ
                                         360        262,196.84          1
    3335 PEARL CIRCLE                  8.750          2,065.09         75
                                       8.500          2,065.09      354,000.00
    SIMI VALLEY      CA   93063          5            08/18/99         00
    0431482736                           05           10/01/99          0
    3260353                              O            09/01/29
    0


    1942599          664/G02             F          288,000.00         ZZ
                                         360        287,631.44          1
    4375 WHEELER CANYON ROAD           8.250          2,163.65         80
                                       8.000          2,163.65      360,000.00
    SANTA PAULA ARE  CA   93060          1            08/02/99         00
    0431485853                           05           10/01/99          0
    0003191038                           O            09/01/29
    0


    1942609          A38/G02             F           35,900.00         ZZ
                                         360         35,881.87          1
    12125 18TH STREET                  9.375            298.60         90
                                       9.125            298.60       39,900.00
    SANTA FE         TX   77510          1            09/22/99         14
    0431544196                           05           11/01/99         25
    2430450                              N            10/01/29
    0


    1942798          P92/G02             F           47,900.00         ZZ
                                         360         47,870.98          1
    7038 E 33RD                        8.500            368.31         80
    117                                8.250            368.31       59,900.00
    TULSA            OK   74145          1            09/15/99         00
    0431482470                           01           11/01/99          0
    0501934                              O            10/01/29
    0


    1942895          A09/G02             F          164,500.00         ZZ
                                         360        164,416.93          1
    415 EAST 37TH STREET UNIT 14K      9.375          1,368.23         70
                                       9.125          1,368.23      235,000.00
    NEW YORK         NY   10016          1            09/23/99         00
    0431543214                           06           11/01/99          0
1


    RAGONE                               O            10/01/29
    0


    1942898          A22/G02             F          133,200.00         ZZ
                                         360        133,200.00          2
    100-15 90TH AVENUE                 9.250          1,095.81         90
                                       9.000          1,095.81      148,000.00
    RICHMOND HILL    NY   11418          1            10/25/99         14
    0431582121                           05           12/01/99         25
    99252                                N            11/01/29
    0


    1942905          P93/G02             F           54,000.00         ZZ
                                         360         54,000.00          1
    7546 JOSEPH AVENUE                 8.875            429.65         80
                                       8.625            429.65       67,500.00
    LAVISTA          NE   68128          1            10/15/99         00
    0431559210                           05           12/01/99          0
    KNUDSEN                              N            11/01/29
    0


    1942913          638/G02             F           28,000.00         ZZ
                                         360         27,971.61          1
    26 WEST END AVENUE                 9.375            232.89         70
                                       9.125            232.89       40,000.00
    TRENTON          NJ   08638          2            08/27/99         00
    0431529551                           05           10/01/99          0
    08873649                             N            09/01/29
    0


    1942942          638/G02             F           52,500.00         ZZ
                                         360         52,446.77          1
    279 NORWAY AVENUE                  9.375            436.67         75
                                       9.125            436.67       70,000.00
    HAMILTON         NJ   08609          2            08/27/99         00
    0431529247                           07           10/01/99          0
    08873646                             N            09/01/29
    0


    1942968          638/G02             F           38,250.00         ZZ
                                         360         38,229.11          1
    12710 LAKESHORE DRIVE H            9.000            307.77         75
                                       8.750            307.77       51,000.00
    LAKESIDE         CA   92040          1            09/01/99         00
    0431494079                           01           11/01/99          0
    08919701                             N            10/01/29
    0


1


    1942971          134/G02             F          232,000.00         ZZ
                                         360        231,879.72          1
    3035 BIGWOOD DRIVE                 9.250          1,908.61         80
                                       9.000          1,908.61      290,000.00
    SAN JOSE         CA   95127          5            09/24/99         00
    0431550193                           05           11/01/99          0
    8931883                              O            10/01/29
    0


    1943000          E84/G02             F          276,000.00         ZZ
                                         360        275,445.42          1
    1470 PHEASANT TRAIL COURT          8.250          2,073.50         80
                                       8.000          2,073.50      346,066.00
    HOFFMAN ESTATES  IL   60192          1            08/24/99         00
    0431483221                           05           10/01/99          0
    11200129                             O            09/01/29
    0


    1943111          N31/G02             F          150,000.00         ZZ
                                         360        149,918.07          2
    165 COSTA MESA STREET              9.000          1,206.93         43
    & 1920 FULLERTON AVE               8.750          1,206.93      350,000.00
    COSTA MESA       CA   92627          1            09/30/99         00
    0431539352                           05           11/01/99          0
    378596                               N            10/01/29
    0


    1943201          637/G02             F           54,000.00         ZZ
                                         360         53,940.78          2
    1309 & 1311 S UNIVERSITY RD        9.000            434.50         90
                                       8.750            434.50       60,000.00
    SPOKANE          WA   99206          1            08/18/99         04
    0431479377                           05           10/01/99         25
    0017854738                           N            09/01/29
    0


    1943257          M29/G02             F          112,500.00         ZZ
                                         360        112,443.19          1
    2124 EAST 115TH AVENUE             9.375            935.72         90
                                       9.125            935.72      125,000.00
    DENVER           CO   80233          1            09/30/99         10
    0431531912                           05           11/01/99         25
    0379071                              N            10/01/29
    0


    1943263          N96/G02             F           96,000.00         ZZ
                                         360         95,943.32          1
    129 EAST WATERTANK ROAD            8.625            746.68         80
                                       8.375            746.68      120,000.00
1


    GILBERT          AZ   85296          1            09/28/99         00
    0431523687                           05           11/01/99          0
    299050                               O            10/01/29
    0


    1943274          B60/G02             F          336,000.00         ZZ
                                         360        335,785.74          1
    68 BRIAR LANE                      8.250          2,524.26         80
                                       8.000          2,524.26      420,000.00
    IRVINE           CA   92602          1            08/30/99         00
    0431486505                           05           11/01/99          0
    275356                               O            10/01/29
    0


    1943297          808/G02             F          383,000.00         ZZ
                                         360        382,534.31          1
    3221 BROADMOOR LANE                8.500          2,944.94         89
                                       8.250          2,944.94      435,000.00
    FAIRFIELD        CA   94533          2            08/19/99         19
    0431486521                           05           10/01/99         25
    9205110                              O            09/01/29
    0


    1943392          K36/G02             F          108,000.00         ZZ
                                         360        107,937.86          4
    1041-1047 GRIBBIN LANE             8.750            849.64         80
                                       8.500            849.64      135,000.00
    TOLEDO           OH   43623          1            09/27/99         00
    0431553627                           05           11/01/99          0
    RFC0606                              N            10/01/29
    0


    1943615          964/G02             F          271,200.00         ZZ
                                         360        271,035.71          1
    415 FILBERT STREET                 8.500          2,085.29         80
                                       8.250          2,085.29      339,000.00
    HALF MOON BAY    CA   94019          1            09/13/99         00
    0431480706                           05           11/01/99          0
    64394                                O            10/01/29
    0


    1943660          E45/E45             F          400,000.00         ZZ
                                         360        399,751.38          1
    271 TURNBERRY COURT                8.375          3,040.29         79
                                       8.125          3,040.29      507,528.00
    HUDSON           WI   54016          1            09/10/99         00
    47072                                05           11/01/99          0
    47072                                O            10/01/29
    0
1




    1943708          Q59/G02             F          145,500.00         ZZ
                                         360        145,409.56          1
    115 SOUTH SIERRA VISTA STREET      8.375          1,105.91         77
                                       8.125          1,105.91      190,000.00
    MONTEREY PARK    CA   91755          5            09/28/99         00
    0431548353                           05           11/01/99          0
    99001202                             O            10/01/29
    0


    1943732          B75/G02             F          110,250.00         ZZ
                                         360        110,194.33          4
    4900 WEST WIND TRAIL               9.375            917.00         90
                                       9.125            917.00      122,500.00
    AUSTIN           TX   78745          1            09/09/99         01
    0431517739                           07           11/01/99         25
    1732718                              N            10/01/29
    0


    1943770          601/G02             F          256,200.00         ZZ
                                         360        255,872.13          1
    10 TAYLORS MILL LANE               8.250          1,924.75         80
                                       8.000          1,924.75      320,258.00
    WILMINGTON       DE   19808          1            08/13/99         00
    0431507573                           05           10/01/99          0
    1387077910                           O            09/01/29
    0


    1943771          601/G02             F          380,000.00         ZZ
                                         360        379,268.06          1
    312 CYPRESS STREET                 8.250          2,854.81         80
                                       8.000          2,854.81      475,000.00
    PHILADELPHIA     PA   19106          1            07/22/99         00
    0431508001                           05           09/01/99          0
    13875000110                          O            08/01/29
    0


    1943778          601/G02             F          289,655.00         ZZ
                                         360        289,284.33          1
    1614 SADDLE CHASE COVE             8.250          2,176.08         95
                                       8.000          2,176.08      304,900.00
    CORDOVA          TN   38018          1            08/19/99         10
    0431507391                           03           10/01/99         30
    13884382                             O            09/01/29
    0


    1943785          601/G02             F          290,000.00         ZZ
                                         360        289,638.24          1
1


    42 OVERLOOK DRIVE                  8.375          2,204.21         74
                                       8.125          2,204.21      395,000.00
    LITTLE ROCK      AR   72207          1            08/26/99         00
    0431505924                           05           10/01/99          0
    9940491                              O            09/01/29
    0


    1943830          E48/G02             F           60,750.00         ZZ
                                         360         60,047.11          1
    2112 DENHAM AVENUE                 7.875            440.48         90
                                       7.625            440.48       67,500.00
    COLUMBIA         TN   38401          1            06/30/98         10
    0431559095                           05           08/01/98         25
    6980249                              N            07/01/28
    0


    1943873          369/G02             F           85,500.00         ZZ
                                         360         85,351.35          1
    214 MERCER AVENUE                  8.750            672.63         90
                                       8.500            672.63       96,000.00
    WILMINGTON       NC   28403          1            07/16/99         14
    0431515345                           05           09/01/99         25
    0071593750                           N            08/01/29
    0


    1943875          369/G02             F           85,500.00         ZZ
                                         360         85,351.35          1
    222 MERCER AVENUE                  8.750            672.63         90
                                       8.500            672.63       95,000.00
    WILIMINGTON      NC   28403          1            07/16/99         12
    0431515923                           05           09/01/99         25
    0071592083                           N            08/01/29
    0


    1943877          369/G02             F           63,200.00         ZZ
                                         360         63,067.58          1
    1309 QUINCY STREET                 8.875            502.85         80
                                       8.625            502.85       79,000.00
    BAKERSFIELD      CA   93305          1            07/15/99         00
    0431515360                           05           09/01/99          0
    0071412522                           N            08/01/29
    0


    1943878          369/G02             F           96,500.00         ZZ
                                         360         96,340.46          1
    122 GLASGOW COURT                  9.000            776.47         90
                                       8.750            776.47      107,249.00
    DAVENPORT        FL   33837          1            07/22/99         12
    0431515675                           03           09/01/99         25
1


    0071615736                           N            08/01/29
    0


    1943880          369/G02             F           50,100.00         ZZ
                                         360         50,008.28          1
    112 VOSSELLER AVENUE               8.500            385.23         59
                                       8.250            385.23       85,000.00
    BOUND BROOK      NJ   08805          5            07/27/99         00
    0431514397                           05           09/01/99          0
    0071524482                           O            08/01/29
    0


    1943882          369/G02             F          139,000.00         ZZ
                                         360        138,745.59          1
    250 OHUA AVENUE #1E                8.500          1,068.79         76
                                       8.250          1,068.79      183,000.00
    HONOLULU         HI   96815          2            07/26/99         00
    0431514587                           06           09/01/99          0
    0071544779                           O            08/01/29
    0


    1943885          369/G02             F          130,050.00         ZZ
                                         360        129,805.42          1
    1005 E GENEVA                      8.375            988.48         70
                                       8.125            988.48      187,500.00
    DEWITT           MI   48820          1            08/06/99         00
    0431514538                           05           09/01/99          0
    0071690150                           O            08/01/29
    0


    1943888          369/G02             F          108,900.00         ZZ
                                         360        108,690.24          1
    87-270 LAULELE STREET              8.250            818.13         90
                                       8.000            818.13      121,000.00
    WAIANAE          HI   96792          2            07/27/99         21
    0431514553                           05           09/01/99         25
    0071422166                           N            08/01/29
    0


    1943889          369/G02             F          104,000.00         ZZ
                                         360        103,809.62          4
    2209-2215 HIGHLAND STREET          8.500            799.68         80
                                       8.250            799.68      130,000.00
    MIDDLETOWN       OH   45044          1            07/26/99         00
    0431515584                           05           09/01/99          0
    0071614390                           N            08/01/29
    0


1


    1943898          369/G02             F           89,700.00         ZZ
                                         360         89,551.89          1
    47 CRESTWOOD DRIVE                 9.000            721.75         80
                                       8.750            721.75      112,600.00
    RICHMOND         RI   02892          1            07/28/99         00
    0431514496                           05           09/01/99          0
    0071633697                           O            08/01/29
    0


    1943899          369/G02             F           47,000.00         ZZ
                                         360         46,827.33          1
    18811 NORTH 96TH LANE              9.000            378.18         42
                                       8.750            378.18      112,800.00
    PEORIA           AZ   85382          1            07/27/99         00
    0431514314                           03           09/01/99          0
    0071590970                           O            08/01/29
    0


    1943900          369/G02             F           32,850.00         ZZ
                                         240         32,691.71          1
    98-1284D HOOHIKI PLACE #93         8.500            285.08         90
                                       8.250            285.08       36,501.00
    PEARL CITY       HI   96782          1            07/30/99         21
    0431515394                           01           09/01/99         25
    0071619480                           N            08/01/19
    0


    1943903          369/G02             F           61,200.00         ZZ
                                         360         61,138.61          2
    3273/3275 SPLIT WILLOW DRIVE       9.500            514.61         82
                                       9.250            514.61       75,000.00
    ORLANDO          FL   32808          1            08/31/99         01
    0431515642                           05           10/01/99         25
    0071707095                           N            09/01/29
    0


    1943905          369/G02             F           41,400.00         ZZ
                                         360         41,331.63          1
    1108 EAST 1ST STREET               9.000            333.12         90
                                       8.750            333.12       46,000.00
    GREENFIELD       IN   46140          1            07/30/99         10
    0431515378                           05           09/01/99         25
    0071629703                           N            08/01/29
    0


    1943906          369/G02             F           85,500.00         ZZ
                                         360         85,358.82          2
    2300 & 2302 WASHINGTON ST E        9.000            687.96         88
                                       8.750            687.96       97,500.00
1


    ORLANDO          FL   32803          1            07/27/99         12
    0431515451                           05           09/01/99         25
    71655369                             N            08/01/29
    0


    1943909          369/G02             F          151,000.00         ZZ
                                         360        150,801.77          1
    18522 GULF BLVD. #E                8.125          1,121.18         60
                                       7.875          1,121.18      253,000.00
    INDIAN SHORES    FL   33785          2            08/03/99         00
    0431515956                           03           10/01/99          0
    0071689038                           O            09/01/29
    0


    1943910          369/G02             F          112,000.00         ZZ
                                         360        111,110.43          1
    1231 W MYRNA LANE                  8.000            821.82         80
                                       7.750            821.82      140,000.00
    TEMPE            AZ   85284          1            07/14/99         00
    0431515337                           03           09/01/99          0
    0071514962                           O            08/01/29
    0


    1943915          369/G02             F          133,200.00         ZZ
                                         360        133,045.52          1
    19840 CUTLER COURT                 8.750          1,047.89         80
                                       8.500          1,047.89      166,500.00
    MIAMI            FL   33189          1            08/04/99         00
    0431514249                           03           10/01/99          0
    0071658330                           O            09/01/29
    0


    1944010          N55/G02             F           36,800.00         ZZ
                                         360         36,800.00          1
    2168 AMHERST AVENUE                8.625            286.23         80
                                       8.375            286.23       46,000.00
    COLUMBUS         OH   43223          5            10/22/99         00
    0431584895                           05           12/01/99          0
    SNIDER                               N            11/01/29
    0


    1944018          Q51/G02             F          192,000.00         ZZ
                                         360        192,000.00          1
    2800 PLAZA DEL AMO #221            8.500          1,476.31         80
                                       8.250          1,476.31      240,000.00
    TORRANCE         CA   90503          1            09/29/99         00
    0431529700                           01           12/01/99          0
    1944018                              O            11/01/29
    0
1




    1944021          E18/G02             F           51,300.00         ZZ
                                         360         51,272.69          1
    3603 GLADWYN AVENUE                9.125            417.40         90
                                       8.875            417.40       57,000.00
    PENNSAUKEN       NJ   08109          1            09/29/99         01
    0431533132                           05           11/01/99         25
    99185                                N            10/01/29
    0


    1944029          685/G02             F          290,100.00         ZZ
                                         360        289,738.12          1
    4106 EQUESTRIAN LANE               8.375          2,204.97         80
                                       8.125          2,204.97      362,645.00
    NORCO            CA   91760          1            08/20/99         00
    0431488246                           05           10/01/99          0
    600207                               O            09/01/29
    0


    1944046          P63/G02             F           85,860.00         ZZ
                                         360         85,860.00          2
    170 NORTH BURGHER AVENUE           9.500            721.96         90
                                       9.250            721.96       95,400.00
    STATEN ISLAND    NY   10310          1            10/07/99         11
    0431547298                           05           12/01/99         25
    1944046                              N            11/01/29
    0


    1944050          K56/G02             F          195,152.00         ZZ
                                         360        195,030.70          1
    60280 RIMFIRE ROAD                 8.375          1,483.30         64
                                       8.125          1,483.30      306,500.00
    BEND             OR   97702          5            09/10/99         00
    0431486224                           05           11/01/99          0
    1020131                              O            10/01/29
    0


    1944081          800/G02             F           76,400.00         ZZ
                                         360         76,400.00          1
    32 SUSSEX STREET                   9.500            642.41         90
                                       9.250            642.41       85,000.00
    ROXBURY          MA   02119          1            10/20/99         04
    0431574920                           07           12/01/99         25
    991441                               N            11/01/29
    0


    1944092          638/G02             F          428,000.00         ZZ
                                         360        426,835.51          1
1


    45590 PARKMEADOW COURT             8.500          3,290.95         70
                                       8.250          3,290.95      620,000.00
    FREMONT          CA   94539          5            08/27/99         00
    0431504281                           05           10/01/99          0
    8922469                              O            09/01/29
    0


    1944119          638/G02             F          287,200.00         ZZ
                                         360        287,026.01          1
    580 EAST 11TH AVENUE               8.500          2,208.32         80
                                       8.250          2,208.32      359,000.00
    SALT LAKE CITY   UT   84103          1            09/07/99         00
    0431505817                           05           11/01/99          0
    8923449                              O            10/01/29
    0


    1944137          638/G02             F          156,800.00         ZZ
                                         360        156,705.01          1
    24007 CAMBRIA LANE                 8.500          1,205.66         70
                                       8.250          1,205.66      224,000.00
    MURRIETA         CA   92562          1            09/01/99         00
    0431502533                           05           11/01/99          0
    8921083                              O            10/01/29
    0


    1944238          369/G02             F           50,000.00         ZZ
                                         360         49,915.26          1
    10770 MAJURO DRIVE                 8.875            397.83         67
                                       8.625            397.83       75,000.00
    JACKSONVILLE     FL   32246          5            07/21/99         00
    0431515592                           05           09/01/99          0
    0071594980                           N            08/01/29
    0


    1944241          369/G02             F          100,100.00         ZZ
                                         360         99,971.60          2
    1160 1164 ACOSTA STREET            8.250            752.02         70
                                       8.000            752.02      143,000.00
    SALINAS          CA   93905          5            08/19/99         00
    0431515949                           05           10/01/99          0
    0071666366                           N            09/01/29
    0


    1944243          369/G02             F           74,250.00         ZZ
                                         360         74,106.91          1
    901 RUSSEL AVENUE                  8.250            557.82         75
    206                                8.000            557.82       99,000.00
    SANTA ROSA       CA   95403          1            07/22/99         00
    0431515741                           01           09/01/99          0
1


    0071580849                           N            08/01/29
    0


    1944245          369/G02             F           70,000.00         ZZ
                                         360         69,865.15          1
    29-448 SANDY COURT                 8.250            525.89         52
                                       8.000            525.89      137,000.00
    CATHEDRAL CITY   CA   92234          1            07/28/99         00
    0431514363                           01           09/01/99          0
    0071562938                           N            08/01/29
    0


    1944252          369/G02             F           33,000.00         ZZ
                                         360         32,939.60          1
    95 2055 WAIKALANI PLACE B207       8.500            253.74         72
                                       8.250            253.74       46,000.00
    MILILANI         HI   96789          1            07/27/99         00
    0431515444                           01           09/01/99          0
    00071613897                          N            08/01/29
    0


    1944274          S07/G02             F           80,000.00         ZZ
                                         360         79,960.64          1
    1350 RIDE LANE                     9.500            672.69         80
                                       9.250            672.69      100,000.00
    COLORADO SPRING  CO   80916          5            09/29/99         00
    0431558105                           05           11/01/99          0
    FRANCO                               N            10/01/29
    0


    1944275          420/G02             F          277,150.00         ZZ
                                         360        276,982.10          1
    531 HAVENWOOD COURT                8.500          2,131.05         80
                                       8.250          2,131.05      346,492.00
    TRACY            CA   95376          1            09/03/99         00
    0431494285                           05           11/01/99          0
    0000429084                           O            10/01/29
    0


    1944280          L04/G02             F           45,000.00         ZZ
                                         360         44,977.27          1
    955 EUDORA STREET UNIT #107E       9.375            374.29         90
                                       9.125            374.29       50,000.00
    DENVER           CO   80220          1            09/30/99         04
    0431520865                           06           11/01/99         25
    1944280                              N            10/01/29
    0


1


    1944284          P63/G02             F          288,000.00         ZZ
                                         360        288,000.00          3
    723 EAST 217TH STREET              9.500          2,421.66         90
                                       9.250          2,421.66      320,000.00
    BRONX            NY   10467          1            10/06/99         11
    0431547355                           05           12/01/99         25
    1944284                              N            11/01/29
    0


    1944337          A78/G02             F          232,425.00         ZZ
                                         360        232,284.19          1
    7261 SOUTH JERSEY COURT            8.500          1,787.15         75
                                       8.250          1,787.15      309,900.00
    ENGLEWOOD        CO   80112          1            09/16/99         00
    0431491356                           05           11/01/99          0
    20000538                             O            10/01/29
    0


    1944341          685/G02             F          272,000.00         ZZ
                                         360        271,830.93          1
    1767 WEST 244TH STREET             8.375          2,067.40         80
                                       8.125          2,067.40      340,000.00
    TORRANCE         CA   90501          2            09/09/99         00
    0431507268                           05           11/01/99          0
    119039                               O            10/01/29
    0


    1944344          964/G02             F          298,750.00         ZZ
                                         360        298,564.31          1
    22 BALBOA COURT                    8.375          2,270.72         80
                                       8.125          2,270.72      373,465.00
    NOVATO           CA   94949          1            09/16/99         00
    0431488386                           05           11/01/99          0
    57122                                O            10/01/29
    0


    1944431          828/G02             F          128,650.00         ZZ
                                         360        128,650.00          1
    674 PAMELA ROAD                    8.750          1,012.10         72
                                       8.500          1,012.10      178,669.00
    WACO             TX   76708          4            10/06/99         00
    0431578434                           05           12/01/99          0
    9693002                              O            11/01/29
    0


    1944534          R53/G02             F          104,000.00         ZZ
                                         360        104,000.00          2
    182 A-B VT ROUTE 15                9.000            836.81         79
                                       8.750            836.81      132,000.00
1


    JERICHO          VT   05465          1            10/08/99         00
    0431556166                           05           12/01/99          0
    0000                                 N            11/01/29
    0


    1944541          A53/G02             F           50,000.00         ZZ
                                         360         50,000.00          1
    5415 N SHERIDAN UNIT #2914         8.375            380.04         59
                                       8.125            380.04       85,000.00
    CHICAGO          IL   60640          1            10/12/99         00
    0431593656                           06           12/01/99          0
    0290037135                           N            11/01/29
    0


    1944549          A52/G02             F           79,900.00         ZZ
                                         360         79,858.58          4
    541 GRESHAM PARK DRIVE             9.250            657.32         58
                                       9.000            657.32      140,000.00
    MARIETTA         GA   30060          2            10/12/99         00
    0431571157                           05           11/01/99          0
    000                                  N            10/01/29
    0


    1944668          B93/G02             F          315,000.00         ZZ
                                         360        314,809.17          1
    8034 E VIA DONA DRIVE              8.500          2,422.08         67
                                       8.250          2,422.08      475,000.00
    SCOTTSDALE       AZ   85262          4            09/20/99         00
    0431519032                           05           11/01/99          0
    0000                                 O            10/01/29
    0


    1944713          163/G02             F          400,000.00         ZZ
                                         360        399,513.65          1
    1804 VERRAZZANO DRIVE              8.500          3,075.65         80
                                       8.250          3,075.65      500,000.00
    WILMINGTON       NC   28405          1            09/01/99         00
    0431508043                           05           10/01/99          0
    7717076615                           O            09/01/29
    0


    1944792          926/926             F          180,000.00         ZZ
                                         360        179,781.13          1
    7 DOVE STREET                      8.500          1,384.05         80
                                       8.250          1,384.05      225,000.00
    HILTON HEAD ISL  SC   29928          1            08/12/99         00
    163017670                            05           10/01/99          0
    163017670                            N            09/01/29
    0
1




    1944799          926/G02             F          149,850.00         ZZ
                                         360        149,589.44          3
    3121 ROSEWOOD DRIVE                8.750          1,178.88         90
                                       8.500          1,178.88      166,500.00
    COLUMBIA         SC   29205          1            07/13/99         10
    0431510585                           05           09/01/99         25
    906210                               N            08/01/29
    0


    1944829          637/G02             F           69,600.00         ZZ
                                         360         69,521.67          1
    8018 CUMBERLAND GAP TRAIL          8.875            553.77         80
                                       8.625            553.77       87,000.00
    JACKSONVILLE     FL   32244          5            08/20/99         00
    0431557883                           03           10/01/99          0
    0011413770                           O            09/01/29
    0


    1944830          637/G02             F          124,700.00         ZZ
                                         360        124,573.55          2
    12 PEARL STREET                    9.375          1,037.20         90
                                       9.125          1,037.20      138,575.00
    AYER             MA   01432          1            08/30/99         14
    0431534080                           05           10/01/99         25
    0018782987                           N            09/01/29
    0


    1944833          637/G02             F           37,700.00         ZZ
                                         360         37,651.75          1
    4A CONCORD ROAD #4                 8.250            283.23         90
                                       8.000            283.23       41,900.00
    MERRIMACK        NH   03054          1            08/27/99         14
    0431507193                           01           10/01/99         25
    0016655870                           O            09/01/29
    0


    1944871          638/G02             F           38,600.00         ZZ
                                         360         38,578.92          1
    12710 LAKESHORE DRIVE # C          9.000            310.58         75
                                       8.750            310.58       51,500.00
    LAKESIDE         CA   92040          1            09/01/99         00
    0431512045                           01           11/01/99          0
    8919700                              N            10/01/29
    0


    1944872          L55/G02             F          279,650.00         ZZ
                                         360        279,650.00          3
1


    11 MONROE STREET                   9.500          2,351.45         85
                                       9.250          2,351.45      329,000.00
    BROOKLYN         NY   11238          1            10/04/99         27
    0431537851                           05           12/01/99          0
    379330                               O            11/01/29
    0


    1944879          J73/G02             F           70,200.00         ZZ
                                         360         70,157.47          1
    10808 SW 88TH ST UNIT Q-3          8.500            539.78         90
                                       8.250            539.78       78,000.00
    MIAMI            FL   33176          1            09/17/99         10
    0431552454                           01           11/01/99         25
    67324880                             O            10/01/29
    0


    1944889          F88/G02             F          474,400.00         ZZ
                                         360        474,127.06          1
    10909 SPICEWOOD COURT              8.750          3,732.11         80
                                       8.500          3,732.11      593,577.00
    SAN DIEGO        CA   92130          1            09/16/99         00
    0431601160                           03           11/01/99          0
    99080204                             O            10/01/29
    0


    1944895          M51/G02             F           43,200.00         ZZ
                                         360         43,177.01          1
    903 AUSTIN STREET                  9.125            351.49         90
                                       8.875            351.49       48,000.00
    EVANSTON         IL   60202          1            09/24/99         04
    0431511195                           01           11/01/99         25
    REESE                                N            10/01/29
    0


    1944927          573/G02             F           81,000.00         ZZ
                                         360         80,913.47          2
    2207 2207 1/2 EAST 117TH STREE     9.125            659.04         90
                                       8.875            659.04       90,000.00
    LOS ANGELES      CA   90059          1            08/27/99         01
    0431511658                           05           10/01/99         25
    155329                               N            09/01/29
    0


    1944929          E46/G02             F           37,800.00         ZZ
                                         360         37,780.40          1
    1848 CONESTOGA STREET              9.250            310.97         90
                                       9.000            310.97       42,000.00
    PHILADELPHIA     PA   19143          1            09/08/99         19
    0431512961                           07           11/01/99         25
1


    38334                                N            10/01/29
    0


    1944931          966/G02             F           41,300.00         ZZ
                                         360         41,276.85          1
    1007 PARKWAY TERRACE               8.875            328.60         90
                                       8.625            328.60       45,900.00
    CEDAR HILL       TX   75104          1            09/17/99         14
    0431509793                           01           11/01/99         25
    30013296                             N            10/01/29
    0


    1945002          R61/G02             F           66,600.00         ZZ
                                         360         66,600.00          1
    6712 LANGSTON DRIVE                9.500            560.01         90
                                       9.250            560.01       74,000.00
    AUSTIN           TX   78723          1            10/14/99         19
    0431575273                           05           12/01/99         25
    10302                                N            11/01/29
    0


    1945014          S35/G02             F           51,200.00         ZZ
                                         360         51,200.00          1
    5445 COLLINS AVENUE #1108          9.625            435.19         80
                                       9.375            435.19       64,000.00
    MIAMI BEACH      FL   33140          1            10/08/99         00
    0431544816                           06           12/01/99          0
    9909052WS                            N            11/01/29
    0


    1945030          K81/G02             F           40,500.00         ZZ
                                         360         40,479.55          1
    701 VALENCIA AVE                   9.375            336.86         90
                                       9.125            336.86       45,000.00
    ORANGE CITY      FL   32763          1            09/21/99         04
    0431587658                           05           11/01/99         25
    2500177                              N            10/01/29
    0


    1945032          G44/G02             F           52,200.00         ZZ
                                         360         52,170.73          2
    4045 NW 23 COURT                   8.875            415.33         90
                                       8.625            415.33       58,000.00
    MIAMI            FL   33142          1            09/24/99         10
    0431518141                           05           11/01/99         25
    0899030                              N            10/01/29
    0


1


    1945098          Q76/G02             F          200,700.00         ZZ
                                         360        200,700.00          1
    1706 BARRINGTON COURT              8.875          1,596.86         90
                                       8.625          1,596.86      223,000.00
    SANTA CRUZ       CA   95065          5            10/13/99         04
    0431600568                           09           12/01/99         25
    9909002                              O            11/01/29
    0


    1945118          369/G02             F           67,200.00         ZZ
                                         360         67,073.66          1
    330 S CARMALITA STREET             8.375            510.77         80
                                       8.125            510.77       84,000.00
    HEMET            CA   92543          1            07/15/99         00
    0431515428                           05           09/01/99          0
    0071622104                           O            08/01/29
    0


    1945120          637/G02             F          107,100.00         ZZ
                                         360        106,969.77          1
    211 LAWRENCE STREET                8.500            823.51         90
                                       8.250            823.51      119,000.00
    NEW BRUNSWICK    NJ   08901          2            08/30/99         12
    0431549377                           05           10/01/99         25
    0011309192                           O            09/01/29
    0


    1945121          369/G02             F           63,200.00         ZZ
                                         360         62,749.30          1
    535 S PIONEER STREET               8.875            502.85         80
                                       8.625            502.85       79,000.00
    MESA             AZ   85204          1            08/05/99         00
    0431515881                           05           10/01/99          0
    0071672653                           N            09/01/29
    0


    1945128          742/G02             F           66,500.00         ZZ
                                         360         66,500.00          2
    57 KINDERHOOK STREET               8.625            517.23         73
                                       8.375            517.23       92,000.00
    CHATHAM          NY   12037          1            10/15/99         00
    0431573997                           05           12/01/99          0
    4859526                              N            11/01/29
    0


    1945134          758/G02             F           97,100.00         ZZ
                                         360         97,046.96          4
    2000 LONGMIRE COURT #12            9.000            781.29         80
                                       8.750            781.29      121,400.00
1


    COLLEGE STATION  TX   77845          1            09/29/99         00
    0431567304                           05           11/01/99          0
    000                                  N            10/01/29
    0


    1945270          964/G02             F          150,000.00         ZZ
                                         360        149,911.45          1
    337 LONG STREET                    8.625          1,166.68         57
                                       8.375          1,166.68      266,000.00
    NEVADA CITY      CA   95959          1            09/21/99         00
    0431510569                           05           11/01/99          0
    60495                                O            10/01/29
    0


    1945274          637/G02             F          179,550.00         ZZ
                                         360        179,456.91          3
    2400 A/B/C H STREET                9.250          1,477.12         90
                                       9.000          1,477.12      199,500.00
    SACRAMENTO       CA   95816          1            09/02/99         14
    0431513845                           05           11/01/99         25
    0014025530                           N            10/01/29
    0


    1945282          G81/G02             F           78,185.00         ZZ
                                         360         78,137.64          1
    2310 WEST CR 78                    8.500            601.17         95
                                       8.250            601.17       82,300.00
    LA BELLE         FL   33935          1            09/27/99         10
    0431518430                           05           11/01/99         30
    021909044                            O            10/01/29
    0


    1945302          H93/G02             F           82,350.00         ZZ
                                         360         82,305.02          1
    1020 WATERMAN AVENUE               9.000            662.61         90
                                       8.750            662.61       91,500.00
    CHARLOTTE        NC   28205          1            09/21/99         01
    0431581362                           05           11/01/99         25
    9966732                              N            10/01/29
    0


    1945303          638/G02             F          105,000.00         ZZ
                                         360        104,939.59          1
    65 DIVISION STREET                 8.750            826.04         71
                                       8.500            826.04      149,900.00
    WEST HARWICH     MA   02645          1            09/21/99         00
    0431514652                           05           11/01/99          0
    08919688                             O            10/01/29
    0
1




    1945305          638/G02             F          371,250.00         ZZ
                                         360        371,041.87          1
    6 SAGITTA WAY                      8.875          2,953.83         75
                                       8.625          2,953.83      495,000.00
    COTO DE CAZA     CA   92679          1            09/14/99         00
    0431518091                           05           11/01/99          0
    8926136                              O            10/01/29
    0


    1945314          638/G02             F          109,200.00         ZZ
                                         360        109,132.13          1
    4582 ONONDAGA AVENUE               8.375            830.00         70
                                       8.125            830.00      156,000.00
    SAN DIEGO        CA   92117          1            09/15/99         00
    0431517879                           05           11/01/99          0
    8929200                              O            10/01/29
    0


    1945316          A22/G02             F          144,000.00         ZZ
                                         360        144,000.00          1
    62 HAWTHORNE AVENUE                8.500          1,107.24         80
                                       8.250          1,107.24      180,000.00
    EAST ISLIP       NY   11730          1            10/21/99         00
    0431574151                           05           12/01/99          0
    99288                                O            11/01/29
    0


    1945326          M98/G02             F          323,000.00         ZZ
                                         360        323,000.00          1
    24805 SWEET RD                     8.375          2,455.04         95
                                       8.125          2,455.04      340,000.00
    CALHAN           CO   80808          1            10/14/99         04
    0431550904                           05           12/01/99         30
    379836                               O            11/01/29
    0


    1945327          H76/G02             F           44,100.00         ZZ
                                         360         44,100.00          1
    12 LOOP RD                         9.125            358.82         70
                                       8.875            358.82       63,000.00
    JACKMAN          ME   04945          5            10/07/99         00
    0431575695                           05           12/01/99          0
    PETRIN                               O            11/01/29
    0


    1945372          931/G02             F           34,500.00         ZZ
                                         360         34,500.00          1
1


    384 HOWE AVE UNIT 3D               8.875            274.50         75
                                       8.625            274.50       46,000.00
    SHELTON          CT   06484          1            10/08/99         00
    0431557164                           01           12/01/99          0
    047279                               N            11/01/29
    0


    1945375          685/G02             F          215,900.00         ZZ
                                         360        215,765.80          1
    45647 CAMINITO OLITE               8.375          1,641.00         80
                                       8.125          1,641.00      269,900.00
    TEMECULA         CA   92592          1            09/10/99         00
    0431513514                           03           11/01/99          0
    119464                               O            10/01/29
    0


    1945394          Q01/G02             F           65,250.00         ZZ
                                         360         65,217.90          2
    108 & 110 EAST MAIN STREET         9.500            548.66         90
                                       9.250            548.66       72,500.00
    MERCED           CA   95340          1            09/15/99         01
    0431512458                           05           11/01/99         25
    14674010                             N            10/01/29
    0


    1945411          L47/G02             F           94,500.00         ZZ
                                         360         94,451.01          4
    712 BAYLEY PLACE SE                9.250            777.43         90
                                       9.000            777.43      105,000.00
    WASHINGTON       DC   20002          1            09/09/99         10
    0431561331                           07           11/01/99         25
    990613                               N            10/01/29
    0


    1945485          E53/G02             F          144,000.00         ZZ
                                         360        143,931.02          4
    217-223 FAIRLANE AVE               9.625          1,223.98         90
                                       9.375          1,223.98      160,000.00
    ORLANDO          FL   32809          1            09/23/99         14
    0431522333                           05           11/01/99         25
    0011109411                           N            10/01/29
    0


    1945499          G52/G02             F           84,350.00         ZZ
                                         360         84,298.90          1
    8925 EAST CALYPSO AVENUE           8.500            648.58         80
                                       8.250            648.58      105,463.00
    MESA             AZ   85208          1            09/23/99         00
    0431514306                           03           11/01/99          0
1


    98002083                             N            10/01/29
    0


    1945504          G52/G02             F           99,400.00         ZZ
                                         360         99,339.78          1
    8913 EAST CALYPSO AVENUE           8.500            764.30         80
                                       8.250            764.30      124,282.00
    MESA             AZ   85208          1            09/23/99         00
    0431512672                           03           11/01/99          0
    98002082                             O            10/01/29
    0


    1945507          P59/G02             F           93,400.00         ZZ
                                         360         93,344.85          1
    13443 PROSPECTOR COURT             8.625            726.46         74
                                       8.375            726.46      127,000.00
    VICTORVILLE      CA   92392          1            09/15/99         00
    0431521889                           05           11/01/99          0
    99163087                             O            10/01/29
    0


    1945511          683/G02             F           60,900.00         ZZ
                                         360         60,900.00          2
    74 UNION STREET                    8.625            473.67         70
                                       8.375            473.67       87,000.00
    MILFORD          NH   03055          1            10/15/99         00
    0431574953                           05           12/01/99          0
    017997                               O            11/01/29
    0


    1945549          L47/G02             F           95,200.00         ZZ
                                         360         95,200.00          1
    220 FAIRWOOD BLVD.                 8.500            732.01         80
                                       8.250            732.01      119,000.00
    MOUNTAINTOP      PA   18707          5            10/08/99         00
    0431588151                           05           12/01/99          0
    0059802610                           O            11/01/29
    0


    1945715          623/G02             F           84,000.00         ZZ
                                         360         83,895.22          1
    1326 SOUTHEAST 174TH AVENUE        8.375            638.46         80
                                       8.125            638.46      105,000.00
    PORTLAND         OR   97233          1            08/05/99         00
    0431513753                           05           10/01/99          0
    6398668                              O            09/01/29
    0


1


    1945754          B57/G02             F          105,000.00         ZZ
                                         360        104,945.56          1
    1031 WEST CHANNEL ISLANDS BOUL     9.250            863.81         77
    VARD                               9.000            863.81      137,000.00
    OXNARD           CA   93033          1            09/16/99         00
    0431515139                           05           11/01/99          0
    9913592                              N            10/01/29
    0


    1945783          964/G02             F          110,400.00         ZZ
                                         360        110,331.38          1
    305 EAST 29TH STREET               8.375            839.12         80
                                       8.125            839.12      138,000.00
    VANCOUVER        WA   98663          1            09/27/99         00
    0431517325                           05           11/01/99          0
    64749                                O            10/01/29
    0


    1945809          964/G02             F          176,400.00         ZZ
                                         360        176,310.92          2
    359 & 361 NORTH THIRD STREET       9.375          1,467.21         90
                                       9.125          1,467.21      196,000.00
    GROVER BEACH     CA   93433          1            09/17/99         01
    0431518026                           05           11/01/99         25
    63234                                N            10/01/29
    0


    1945892          L16/G02             F          155,500.00         ZZ
                                         360        155,408.20          1
    135 SUTRO ROAD                     8.625          1,209.46         80
                                       8.375          1,209.46      195,500.00
    DAYTON           NV   89403          1            09/29/99         00
    0431533488                           05           11/01/99          0
    99090056                             O            10/01/29
    0


    1945940          P06/G02             F          164,000.00         ZZ
                                         360        163,898.06          1
    710 CALLE DIVINO                   8.375          1,246.52         80
                                       8.125          1,246.52      205,000.00
    SAN CLEMENTE     CA   92673          1            09/01/99         00
    0431516004                           09           11/01/99          0
    9901231                              O            10/01/29
    0


    1945949          P06/G02             F          202,500.00         ZZ
                                         360        202,253.78          1
    8891 SKIFF CIRCLE                  8.500          1,557.05         75
                                       8.250          1,557.05      270,000.00
1


    HUNTINGTON BEAC  CA   92646          1            08/04/99         00
    0431515154                           05           10/01/99          0
    9901131                              O            09/01/29
    0


    1945973          M96/G02             F           62,900.00         ZZ
                                         360         62,863.82          2
    227 ELLIOTT STREET                 8.750            494.83         90
                                       8.500            494.83       69,900.00
    GRAND HAVEN      MI   49417          1            09/30/99         10
    0431523109                           05           11/01/99         25
    106053337                            N            10/01/29
    0


    1945987          573/G02             F          135,000.00         ZZ
                                         360        135,000.00          1
    5666 HUB STREET                    8.500          1,038.03         80
                                       8.250          1,038.03      170,000.00
    LOS ANGELES      CA   90042          2            10/08/99         00
    0431587369                           05           12/01/99          0
    999999999999999                      O            11/01/29
    0


    1945993          H19/G02             F           85,850.00         ZZ
                                         360         85,850.00          1
    4095 PLUMTREE STREET               8.875            683.07         85
                                       8.625            683.07      101,000.00
    LAS VEGAS        NV   89115          5            10/08/99         12
    0431578194                           05           12/01/99         12
    2157738                              O            11/01/29
    0


    1946070          G51/G02             F           50,400.00         ZZ
                                         360         50,373.17          1
    4292 SOUTH SALIDA WAY #4           9.125            410.08         70
                                       8.875            410.08       72,000.00
    AURORA           CO   80013          1            09/24/99         00
    0431515170                           01           11/01/99          0
    UNKNOWN                              N            10/01/29
    0


    1946125          637/G02             F          123,300.00         ZZ
                                         360        123,232.65          2
    15 NORTH STREET                    9.000            992.10         90
                                       8.750            992.10      137,000.00
    MIDDLEBORO       MA   02346          1            09/09/99         14
    0431517374                           05           11/01/99         25
    0018787275                           N            10/01/29
    0
1




    1946128          637/G02             F          231,900.00         ZZ
                                         360        231,645.71          1
    16193 SW 14TH STREET               9.000          1,865.92         80
                                       8.750          1,865.92      289,900.00
    PEMBROKE PINES   FL   33027          1            09/03/99         00
    0431517390                           03           10/01/99          0
    0016977571                           O            09/01/29
    0


    1946160          129/G02             F           57,600.00         ZZ
                                         360         57,571.67          1
    223-225 ALLEN STREET               9.500            484.33         90
                                       9.250            484.33       64,000.00
    WEST HAZLETON    PA   18201          1            09/20/99         04
    0431521830                           05           11/01/99         25
    3500413889                           N            10/01/29
    0


    1946167          896/G02             F           92,400.00         ZZ
                                         360         92,349.52          1
    2818 HICKORY LANE                  9.000            743.48         80
                                       8.750            743.48      115,500.00
    SNELLVILLE       GA   30078          1            09/27/99         00
    0431524180                           05           11/01/99          0
    16473                                N            10/01/29
    0


    1946224          183/G02             F           48,000.00         ZZ
                                         360         47,974.45          1
    2416 NORTH WOODLAWN DR             9.125            390.55         80
                                       8.875            390.55       60,000.00
    SEDALIA          MO   65301          5            09/23/99         00
    0431517846                           05           11/01/99          0
    800172671                            O            10/01/29
    0


    1946237          K69/G02             F          200,000.00         ZZ
                                         360        199,869.18          1
    7027 N OLCOTT                      8.125          1,484.99         80
                                       7.875          1,484.99      250,000.00
    CHICAGO          IL   60631          1            09/30/99         00
    0431521855                           05           11/01/99          0
    9925311010693                        O            10/01/29
    0


    1946251          S89/G02             F           68,000.00         ZZ
                                         360         67,917.32          1
1


    8129 HARMON ROAD                   8.500            522.86         80
                                       8.250            522.86       85,000.00
    POWELL           TN   37849          2            08/20/99         00
    0431538073                           05           10/01/99          0
    868383555                            O            09/01/29
    0


    1946277          183/G02             F           90,000.00         ZZ
                                         360         89,903.85          1
    12119 N FERGUSON ROAD              9.125            732.27         58
                                       8.875            732.27      157,000.00
    IDAHO FALLS      ID   83401          5            09/09/99         00
    0431519230                           05           10/14/99          0
    820000773                            O            09/14/29
    0


    1946287          N17/G02             F          152,000.00         ZZ
                                         360        152,000.00          1
    3841 NORTH 50   AVENUE             8.750          1,195.78         80
                                       8.500          1,195.78      190,000.00
    HOLLYWOOD        FL   33021          1            10/20/99         00
    0431564236                           05           12/01/99          0
    1946287                              O            11/01/29
    0


    1946297          638/G02             F          904,150.00         ZZ
                                         360        903,601.40          1
    9810 POTOMAC MANORS DRIVE          8.500          6,952.13         65
                                       8.250          6,952.13    1,391,000.00
    POTOMAC          MD   20852          1            09/23/99         00
    0431521822                           05           11/01/99          0
    8889368                              O            10/01/29
    0


    1946329          638/G02             F          137,250.00         ZZ
                                         360        137,171.03          1
    41 CENTERVILLE ROAD                8.750          1,079.75         75
                                       8.500          1,079.75      183,000.00
    FERNDALE         CA   95536          1            09/07/99         00
    0431521608                           05           11/01/99          0
    8922320                              O            10/01/29
    0


    1946344          M51/G02             F          140,000.00         ZZ
                                         360        140,000.00          1
    735 W. WELLINGTON #2               7.750          1,002.98         70
                                       7.500          1,002.98      200,000.00
    CHICAGO          IL   60657          1            10/04/99         00
    0431537760                           01           12/01/99          0
1


    0000                                 O            11/01/29
    0


    1946373          E84/G02             F           53,100.00         ZZ
                                         360         53,050.26          2
    3321 ITASKA STREET                 9.750            456.21         90
                                       9.500            456.21       59,000.00
    ST LOUIS         MO   63111          1            08/13/99         01
    0431544170                           05           10/01/99         25
    11901340                             N            09/01/29
    0


    1946392          975/G02             F          397,200.00         ZZ
                                         360        396,959.38          1
    1344 NORTH MICHILLINDA AVENUE      8.500          3,054.12         80
                                       8.250          3,054.12      496,500.00
    ARCADIA          CA   91006          1            09/17/99         00
    0431533744                           05           11/01/99          0
    992449                               O            10/01/29
    0


    1946402          G51/G02             F           44,800.00         ZZ
                                         360         44,777.37          1
    4450 SOUTH PITKIN ST #127          9.375            372.63         70
                                       9.125            372.63       64,000.00
    AURORA           CO   80015          1            09/30/99         00
    0431537083                           01           11/01/99          0
    99999999                             N            10/01/29
    0


    1946416          E23/G02             F           97,400.00         ZZ
                                         360         97,334.64          2
    502-504 3RD STREET                 8.000            714.69         63
                                       7.750            714.69      155,000.00
    WINTERS          CA   95694          5            09/21/99         00
    0431554567                           05           11/01/99          0
    10509757                             O            10/01/29
    0


    1946449          907/G02             F           59,600.00         ZZ
                                         360         59,568.28          1
    61 CHURCH HILL ROAD                9.125            484.93         80
                                       8.875            484.93       74,500.00
    NEW PALTZ        NY   12561          1            09/21/99         00
    0431523794                           05           11/01/99          0
    1006316                              O            10/01/29
    0


1


    1946523          455/G02             F          117,800.00         ZZ
                                         360        117,800.00          1
    373 EAST PHEASANT HILL             9.750          1,012.09         90
                                       9.500          1,012.09      130,900.00
    DUNCAN           SC   29334          1            10/04/99         01
    0431544121                           05           12/01/99         25
    86263                                N            11/01/29
    0


    1946532          J86/G02             F          191,900.00         ZZ
                                         360        191,900.00          4
    91 MACON STREET                    9.500          1,613.60         80
                                       9.250          1,613.60      239,900.00
    BROOKLYN         NY   11216          1            10/12/99         00
    0431558196                           07           12/01/99          0
    0451033                              N            11/01/29
    0


    1946546          183/G02             F          114,400.00         ZZ
                                         360        114,274.55          1
    73 GASLIGHT LANE UNIT #73          9.000            920.49         80
                                       8.750            920.49      143,000.00
    EASTON           MA   02356          5            09/10/99         00
    0431543677                           05           10/15/99          0
    800173225                            O            09/15/29
    0


    1946588          L86/G02             F          208,000.00         ZZ
                                         360        208,000.00          1
    5803 MOUNTAIN LOOP TRAIL           8.500          1,599.34         80
    #26                                8.250          1,599.34      260,000.00
    ANAHEIM          CA   92807          2            10/25/99         00
    0431595461                           01           12/01/99          0
    20501546                             O            11/01/29
    0


    1946596          Q59/G02             F          224,000.00         ZZ
                                         360        224,000.00          4
    4331 GATEWAY AVENUE                9.250          1,842.79         80
                                       9.000          1,842.79      280,000.00
    LOS ANGELES      CA   90029          1            10/11/99         00
    0431567361                           05           12/01/99          0
    001252                               N            11/01/29
    0


    1946656          L48/G02             F           34,600.00         ZZ
                                         360         34,581.58          1
    213 HAZE                           9.125            281.52         89
                                       8.875            281.52       39,000.00
1


    LANSING          MI   48917          2            10/01/99         10
    0431522481                           05           11/01/99         25
    85184                                N            10/01/29
    0


    1946670          L48/G02             F          115,500.00         ZZ
                                         360        115,435.25          1
    1727 HAYNOR ROAD                   8.875            918.97         81
                                       8.625            918.97      143,000.00
    IONIA            MI   48846          5            09/23/99         10
    0431522895                           05           11/01/99         12
    85177                                O            10/01/29
    0


    1946676          L04/G02             F          101,000.00         ZZ
                                         360        100,938.82          1
    18102 EAST LOYOLA DRIVE            8.500            776.60         80
                                       8.250            776.60      126,250.00
    AURORA           CO   80013          1            10/01/99         00
    0431558212                           05           11/01/99          0
    375316                               N            10/01/29
    0


    1946692          L04/G02             F          161,000.00         ZZ
                                         360        160,899.93          1
    19762 MAXWELL DRIVE                8.375          1,223.72         58
                                       8.125          1,223.72      279,000.00
    MORRISON         CO   80465          1            09/30/99         00
    0431533645                           05           11/01/99          0
    377292                               O            10/01/29
    0


    1946774          E66/E66             F          202,000.00         ZZ
                                         360        201,590.68          1
    102 CEDAR CREST DRIVE              8.000          1,482.20         74
                                       7.750          1,482.20      275,000.00
    LENOIR           NC   28645          5            07/20/99         00
    600514842                            05           09/01/99          0
    600514842                            O            08/01/29
    0


    1946778          163/G02             F           67,500.00         ZZ
                                         360         67,459.10          1
    15050 BRIDGEWAY LANE UNIT 704      8.500            519.02         75
                                       8.250            519.02       90,000.00
    FT MEYERS        FL   33919          1            09/24/99         00
    0431540160                           01           11/01/99          0
    2717119886                           O            10/01/29
    0
1




    1946781          Q73/G02             F          265,000.00         ZZ
                                         360        264,839.46          1
    4903 SHADY GROVE ROAD              8.500          2,037.62         93
                                       8.250          2,037.62      285,000.00
    MEMPHIS          TN   38117          1            09/30/99         01
    0431538727                           05           11/01/99         30
    2717896                              O            10/01/29
    0


    1946782          163/G02             F           75,000.00         ZZ
                                         360         74,959.03          2
    945 SWANN ROAD                     9.000            603.47         75
                                       8.750            603.47      100,000.00
    LEWISTON         NY   14092          1            09/20/99         00
    0431539956                           05           11/01/99          0
    0373936702                           O            10/01/29
    0


    1946784          163/G02             F          260,000.00         ZZ
                                         360        259,834.21          1
    11816 ROSALINDA DRIVE              8.250          1,953.29         80
                                       8.000          1,953.29      325,000.00
    POTOMAC          MD   20854          1            09/24/99         00
    0431539220                           05           11/01/99          0
    217088610                            O            10/01/29
    0


    1946788          E45/G02             F          101,250.00         ZZ
                                         360        101,190.22          1
    250 GRIFFIN RD                     8.625            787.51         75
                                       8.375            787.51      135,000.00
    CARTERSVILLE     GA   30120          5            09/23/99         00
    0431538792                           05           11/01/99          0
    49274                                O            10/01/29
    0


    1946789          A45/G02             F          101,000.00         ZZ
                                         360        101,000.00          1
    UNIT 24 OYSTER HEIGHTS             9.125            821.77         80
    CONDOMINIUM                        8.875            821.77      126,250.00
    CHATHAM          MA   02633          5            10/14/99         00
    0431573617                           01           12/01/99          0
    GORMAN                               O            11/01/29
    0


    1946798          964/G02             F           70,800.00         ZZ
                                         360         70,760.30          1
1


    6417 BURGUNDY WAY                  8.875            563.32         80
                                       8.625            563.32       88,500.00
    LAS VEGAS        NV   89107          1            09/17/99         00
    0431525849                           05           11/01/99          0
    64293                                N            10/01/29
    0


    1946801          964/G02             F          184,000.00         ZZ
                                         360        183,888.53          3
    215 CLOVERDALE ROAD                8.500          1,414.80         80
    UNITS A B C                        8.250          1,414.80      230,000.00
    KALAMA           WA   98625          2            09/10/99         00
    0431525682                           05           11/01/99          0
    62495                                N            10/01/29
    0


    1946819          637/G02             F           72,200.00         ZZ
                                         360         72,157.37          1
    274 PONDEROSA ROAD                 8.625            561.57         85
                                       8.375            561.57       85,000.00
    WAYNESBORO       GA   30830          5            09/03/99         10
    0431529924                           05           11/01/99         12
    0012054607                           O            10/01/29
    0


    1946822          637/G02             F           28,800.00         ZZ
                                         360         28,787.26          1
    3326 CASTIGLIONE STREET           10.000            252.74         90
                                       9.750            252.74       32,000.00
    NEW ORLEANS      LA   70119          1            09/09/99         11
    0431550938                           05           11/01/99         25
    0017667676                           N            10/01/29
    0


    1946833          G52/G02             F           65,400.00         ZZ
                                         360         65,364.28          1
    4404 PEPPERDINE DRIVE              9.000            526.22         90
                                       8.750            526.22       72,720.00
    SAN BERNARDINO   CA   92407          1            09/22/99         10
    0431545011                           05           11/01/99         25
    86000070                             N            10/01/29
    0


    1946877          950/G02             F          112,000.00         ZZ
                                         360        112,000.00          1
    1571 BOCA RATAN DRIVE              9.125            911.27         70
                                       8.875            911.27      162,000.00
    LAKE OSWEGO      OR   97034          5            09/29/99         00
    0431524370                           07           12/01/99          0
1


    990826033                            O            11/01/29
    0


    1946897          637/G02             F          215,250.00         ZZ
                                         360        214,974.52          1
    71 READ DRIVE                      8.250          1,617.11         75
                                       8.000          1,617.11      287,000.00
    HANOVER          MA   02339          5            08/26/99         00
    0431549625                           05           10/01/99          0
    0011517604                           O            09/01/29
    0


    1946925          765/G02             F          183,700.00         ZZ
                                         360        183,588.72          1
    8841 ACACIA AVENUE                 8.500          1,412.49         75
                                       8.250          1,412.49      245,000.00
    GARDEN GROVE     CA   92841          5            09/21/99         00
    0431525559                           05           11/01/99          0
    349047                               O            10/01/29
    0


    1946931          765/G02             F          174,500.00         ZZ
                                         360        174,399.61          2
    1624-1626 WEST STANFORD STREET     8.750          1,372.79         90
                                       8.500          1,372.79      194,000.00
    SANTA ANA        CA   92704          1            09/22/99         14
    0431531375                           05           11/01/99         25
    347343F                              N            10/01/29
    0


    1946976          M46/G02             F          103,400.00         ZZ
                                         360        103,340.51          1
    3426 ENGLEWOOD DRIVE               8.750            813.45         80
                                       8.500            813.45      129,255.00
    PEARLAND         TX   77584          1            09/27/99         00
    0431540152                           05           11/01/99          0
    7541904                              O            10/01/29
    0


    1946978          B37/G02             F           47,700.00         ZZ
                                         360         47,677.15          1
    606 W. ALEXANDER STREET            9.625            405.44         90
                                       9.375            405.44       53,000.00
    ENNIS            TX   75119          1            09/28/99         04
    0431553213                           05           11/01/99         25
    99999999                             N            10/01/29
    0


1


    1946980          L48/G02             F           38,000.00         ZZ
                                         360         37,979.78          1
    215 HUNGERFORD                     9.125            309.18         89
                                       8.875            309.18       43,000.00
    LANSING          MI   48917          2            10/01/99         10
    0431526748                           05           11/01/99         25
    85185                                N            10/01/29
    0


    1946985          Q33/G02             F           71,900.00         ZZ
                                         360         71,866.45          4
    96-98 LANE STREET                  9.750            617.74         90
                                       9.500            617.74       79,900.00
    LOWELL           MA   01851          1            09/30/99         04
    0431554609                           05           11/01/99         25
    0000                                 N            10/01/29
    0


    1946986          L42/G02             F           92,600.00         ZZ
                                         360         92,550.72          1
    790 STILLWATER ROAD                9.125            753.43         80
                                       8.875            753.43      115,750.00
    MAHTOMEDI        MN   55115          1            10/01/99         00
    0431540582                           05           11/01/99          0
    10301233                             O            10/01/29
    0


    1946988          L42/G02             F           86,400.00         ZZ
                                         360         86,357.50          1
    1934 OLIVER AVENUE NORTH           9.500            726.50         90
                                       9.250            726.50       96,000.00
    MINNEAPOLIS      MN   55411          2            10/01/99         04
    0431545359                           05           11/01/99         25
    15900002                             N            10/01/29
    0


    1946996          637/G02             F          112,500.00         ZZ
                                         360        112,444.67          4
    567 WEST 20TH AVENUE               9.500            945.96         90
                                       9.250            945.96      125,000.00
    APACHE JUNCTION  AZ   85219          1            09/08/99         11
    0431542851                           05           11/01/99         25
    0017327487                           N            10/01/29
    0


    1946998          637/G02             F           60,000.00         ZZ
                                         360         59,967.22          1
    6551 TUCKASEEGEE ROAD              9.000            482.78         31
                                       8.750            482.78      195,500.00
1


    KANNOPOLIS       NC   28081          5            09/10/99         00
    0431553528                           05           11/01/99          0
    0013112644                           O            10/01/29
    0


    1947001          637/G02             F          208,000.00         ZZ
                                         360        207,880.33          1
    1111D WATSON STREET                8.750          1,636.34         80
                                       8.500          1,636.34      260,000.00
    KEY WEST         FL   33040          5            09/09/99         00
    0431543065                           03           11/01/99          0
    0016977985                           O            10/01/29
    0


    1947002          637/G02             F           47,300.00         ZZ
                                         360         47,274.16          2
    1406-8 MOONLITE DRIVE              9.000            380.59         90
                                       8.750            380.59       52,600.00
    LAKELAND         FL   33801          1            09/10/99         04
    0431543271                           05           11/01/99         25
    4755187                              N            10/01/29
    0


    1947010          F18/G02             F          340,000.00         ZZ
                                         360        340,000.00          1
    1942 HIGHRIDGE COURT               8.500          2,614.31         80
                                       8.250          2,614.31      425,000.00
    WALNUT CREEK     CA   94596          1            10/06/99         00
    0431538453                           09           12/01/99          0
    R02201                               O            11/01/29
    0


    1947025          P44/G02             F          161,250.00         ZZ
                                         360        161,250.00          1
    90 RIPPLE COVE ROAD                9.125          1,311.99         75
                                       8.875          1,311.99      215,000.00
    HYANNIS          MA   02601          1            10/15/99         00
    0431574219                           05           12/01/99          0
    GIBNEY                               O            11/01/29
    0


    1947029          687/G02             F           61,200.00         ZZ
                                         360         61,138.64          1
    340 EAST CLAY STREET               9.500            514.61         90
                                       9.250            514.61       68,000.00
    LANCASTER        PA   17602          1            09/03/99         11
    0431573393                           05           10/01/99         25
    1830899                              N            09/01/29
    0
1




    1947031          687/G02             F          121,500.00         ZZ
                                         360        121,440.24          1
    917 COUNTRYLINE ROAD               9.500          1,021.64         90
                                       9.000          1,021.64      135,000.00
    BRYN MAWR        PA   19010          1            09/15/99         11
    0431548817                           05           11/01/99         25
    KK2909                               N            10/01/29
    0


    1947041          163/G02             F          186,400.00         ZZ
                                         360        186,287.08          1
    29100 BIG RANGE ROAD               8.500          1,433.25         80
                                       8.250          1,433.25      233,000.00
    CANYON LAKE      CA   92380          5            09/22/99         00
    0431535608                           03           11/01/99          0
    617093545                            O            10/01/29
    0


    1947045          163/G02             F          281,600.00         ZZ
                                         360        281,600.00          1
    9421 ANNS WAY                      8.500          2,165.26         95
                                       8.250          2,165.26      297,603.00
    PLANO            TX   75025          1            09/30/99         04
    0431534973                           03           12/01/99         30
    6517105026                           O            11/01/29
    0


    1947076          896/G02             F           59,750.00         ZZ
                                         360         59,713.80          1
    5388 CHERRY WOOD DRIVE             8.500            459.43         90
                                       8.250            459.43       66,397.00
    STONE MOUNTAIN   GA   30083          1            09/30/99         10
    0431542166                           07           11/01/99         25
    16487                                N            10/01/29
    0


    1947081          Q48/G02             F          207,000.00         ZZ
                                         360        207,000.00          2
    25-59 70TH STREET                  8.750          1,628.47         68
                                       8.500          1,628.47      307,500.00
    FLUSHING         NY   11370          5            10/15/99         00
    0431559608                           05           12/01/99          0
    1947081                              O            11/01/29
    0


    1947082          966/G02             F          126,400.00         ZZ
                                         360        126,321.44          1
1


    9801 PRESTHOPE DRIVE               8.375            960.73         80
                                       8.125            960.73      158,000.00
    FRISCO           TX   75035          1            09/29/99         00
    0431542224                           05           11/01/99          0
    30013135                             O            10/01/29
    0


    1947088          A78/G02             F          122,400.00         ZZ
                                         360        122,338.18          1
    7201 EAST 67TH AVENUE              9.375          1,018.07         88
                                       9.125          1,018.07      140,000.00
    COMMERCE CITY    CO   80022          1            09/30/99         12
    0431544188                           05           11/01/99         25
    20000549                             N            10/01/29
    0


    1947095          E76/G02             F           72,800.00         ZZ
                                         360         72,759.19          1
    11670 SHERMAN STREET               8.875            579.23         70
                                       8.625            579.23      104,000.00
    NORTHGLENN       CO   80233          1            09/28/99         00
    0431544204                           07           11/01/99          0
    UNKNOWN                              N            10/01/29
    0


    1947101          A52/G02             F           97,900.00         ZZ
                                         360         97,900.00          1
    1302 AMBERCREST WAY                8.375            744.11         93
                                       8.125            744.11      106,000.00
    AUSTELL          GA   30168          1            10/07/99         11
    0431543164                           05           12/01/99         25
    000                                  O            11/01/29
    0


    1947114          M29/G02             F          174,000.00         ZZ
                                         360        174,000.00          1
    7753 GUNSIGHT PASS                 9.000          1,400.05         76
                                       8.750          1,400.05      230,000.00
    LITTLETON        CO   80127          2            11/03/99         00
    0431601764                           05           12/01/99          0
    3271657                              O            11/01/29
    0


    1947128          K15/G02             F          117,000.00         ZZ
                                         360        116,939.66          1
    419 WILBUR AVENUE                  9.275            964.65         87
                                       9.025            964.65      136,000.00
    SWANSEA          MA   02777          5            09/17/99         10
    0431575901                           05           11/01/99         25
1


    024605300322                         O            10/01/29
    0


    1947235          G51/G02             F          172,800.00         ZZ
                                         360        172,800.00          1
    3124 BLOOMINDALE VILLAS CT         9.000          1,390.39         90
                                       8.750          1,390.39      192,000.00
    BRANDON          FL   33511          1            10/06/99         11
    0431544162                           05           12/01/99         25
    377529                               N            11/01/29
    0


    1947236          944/G02             F          184,300.00         ZZ
                                         360        184,188.35          1
    15906 HARVEST STREET               8.500          1,417.11         95
                                       8.250          1,417.11      194,000.00
    GRANADA HILLS    CA   91344          1            09/30/99         14
    0431536192                           05           11/01/99         30
    990900050                            O            10/01/29
    0


    1947238          F96/G02             F           77,400.00         ZZ
                                         360         77,360.92          2
    547 CARY STREET                    9.375            643.77         90
                                       9.125            643.77       86,000.00
    CITY OF ORANGE   NJ   07051          1            09/30/99         12
    0431544147                           05           11/01/99         25
    9902215                              N            10/01/29
    0


    1947274          163/G02             F           92,000.00         ZZ
                                         360         91,944.27          1
    504 BELGIUM DRIVE                  8.500            707.40         80
                                       8.250            707.40      115,000.00
    HERMITAGE        TN   37076          1            09/24/99         00
    0431537935                           05           11/01/99          0
    1000185852                           O            10/01/29
    0


    1947284          B49/G02             F          280,500.00         ZZ
                                         360        280,500.00          1
    31058 WITTEMAN ROAD                8.625          2,181.71         85
                                       8.375          2,181.71      330,000.00
    CONIFER          CO   80433          2            10/15/99         10
    0431556158                           05           12/01/99         20
    0379019                              N            11/01/29
    0


1


    1947288          E46/G02             F           75,200.00         ZZ
                                         360         75,161.02          1
    27 PERENNIAL LANE                  9.250            618.65         85
                                       9.000            618.65       88,500.00
    WILLINGBORO      NJ   08046          2            09/24/99         19
    0431548718                           05           11/01/99         20
    38408                                N            10/01/29
    0


    1947298          P48/G02             F          121,500.00         ZZ
                                         360        121,500.00          2
    400 ELM STREET                     9.625          1,032.74         90
                                       9.375          1,032.74      135,000.00
    FARMINGTON       MN   55024          1            10/19/99         10
    0431562750                           05           12/01/99         25
    1947298                              N            11/01/29
    0


    1947309          G52/G02             F          138,700.00         ZZ
                                         360        138,700.00          1
    2506 BUTTERFLY LANE                8.500          1,066.48         64
                                       8.250          1,066.48      220,000.00
    PINETOP          AZ   85935          5            10/01/99         00
    0431556083                           03           12/01/99          0
    70000169                             O            11/01/29
    0


    1947598          896/G02             F           59,750.00         ZZ
                                         360         59,713.80          1
    5374 CHERRY WOOD DRIVE             8.500            459.43         90
                                       8.250            459.43       66,397.00
    STONE MOUNTAIN   GA   30083          1            09/30/99         10
    0431545136                           07           11/01/99         25
    67795270                             N            10/01/29
    0


    1947601          E46/G02             F           98,900.00         ZZ
                                         360         98,848.72          1
    720 106TH AVENUE NORTH             9.250            813.63         60
                                       9.000            813.63      165,000.00
    NAPLES           FL   34108          1            09/16/99         00
    0431544980                           05           11/01/99          0
    66253360                             O            10/01/29
    0


    1947617          196/G02             F          186,200.00         ZZ
                                         360        186,084.26          1
    8240 OLD EXCHANGE DRIVE            8.375          1,415.26         80
                                       8.125          1,415.26      232,839.00
1


    COLORADO SPRING  CO   80920          1            09/30/99         00
    0431556372                           05           11/01/99          0
    1266328                              O            10/01/29
    0


    1947618          E46/G02             F           65,000.00         ZZ
                                         360         64,966.30          1
    80 ROCKLAND DRIVE                  9.250            534.74         88
                                       9.000            534.74       74,000.00
    WILLINGBORO      NJ   08046          2            09/24/99         19
    0431545466                           05           11/01/99         25
    71225380                             N            10/01/29
    0


    1947638          967/G02             F          240,000.00         ZZ
                                         360        240,000.00          1
    15300 107TH PLACE NORTHEAST        8.875          1,909.55         73
                                       8.625          1,909.55      330,000.00
    BOTHELL          WA   98011          5            09/29/99         00
    0431545243                           05           12/01/99          0
    71999360                             O            11/01/29
    0


    1947640          966/G02             F          122,800.00         ZZ
                                         360        122,800.00          1
    7906 ROUNDROCK ROAD                8.875            977.05         80
                                       8.625            977.05      153,500.00
    DALLAS           TX   75248          1            10/07/99         00
    0431544246                           05           12/01/99          0
    30013464                             O            11/01/29
    0


    1947653          K71/K71             F           89,600.00         ZZ
                                         360         89,547.10          1
    9221 STRATHMORE DRIVE              8.625            696.90         80
                                       8.375            696.90      112,000.00
    ANCHORAGE        AK   99515          1            09/27/99         00
    711657                               09           11/01/99          0
    711657                               N            10/01/29
    0


    1947660          Q69/G02             F          117,500.00         ZZ
                                         360        117,500.00          1
    5808 BROWN ROCK TRAIL              8.000            862.17         80
                                       7.750            862.17      146,900.00
    AUSTIN           TX   78749          1            10/20/99         00
    0431577667                           05           12/01/99          0
    9909023                              N            11/01/29
    0
1




    1947661          Q44/G02             F           42,500.00         ZZ
                                         360         42,500.00          1
    111 WEST OAK STREET                8.875            338.15         85
                                       8.625            338.15       50,000.00
    VASSAR           MI   48734          1            10/25/99         10
    0431581958                           05           12/01/99         12
    11516                                N            11/01/29
    0


    1947688          M29/G02             F           73,800.00         ZZ
                                         360         73,800.00          1
    4446 FILLMORE ST.                  9.625            627.30         90
                                       9.375            627.30       82,000.00
    DENVER           CO   80216          1            10/19/99         10
    0431579408                           05           12/01/99         25
    0380970                              N            11/01/29
    0


    1947768          F61/G02             F           98,400.00         ZZ
                                         360         98,341.90          1
    10834 12TH AVE SW                  8.625            765.35         80
                                       8.375            765.35      123,500.00
    SEATTLE          WA   98146          2            09/23/99         00
    0431585785                           05           11/01/99          0
    990768W                              O            10/01/29
    0


    1947818          B65/G02             F          143,900.00         ZZ
                                         360        143,900.00          4
    3664 MCCARLEY DRIVE                9.375          1,196.89         90
                                       9.125          1,196.89      159,900.00
    COLUMBUS         OH   43228          1            10/08/99         04
    0431540251                           05           12/01/99         25
    0000                                 N            11/01/29
    0


    1947851          G81/G02             F           38,400.00         ZZ
                                         360         38,400.00          1
    9220 FONTAINEBLEAU BLVD #203       9.000            308.98         60
                                       8.750            308.98       64,000.00
    MIAMI            FL   33172          1            10/06/99         00
    0431546555                           08           12/01/99          0
    020909059                            N            11/01/29
    0


    1947853          573/G02             F           60,000.00         ZZ
                                         360         60,000.00          1
1


    932 GRIGGS STREET SOUTHEAST        9.250            493.61         80
                                       9.000            493.61       75,000.00
    GRAND RAPIDS     MI   49507          2            10/04/99         00
    0431550110                           05           12/01/99          0
    153780                               N            11/01/29
    0


    1947854          A50/A50             F           70,000.00         ZZ
                                         360         69,914.88          1
    1920 MONROE JERSEY ROAD            8.500            538.24         59
                                       8.250            538.24      120,000.00
    MONROE           GA   30655          5            09/03/99         00
    126290                               05           10/01/99          0
    126290                               O            09/01/29
    0


    1947856          813/813             F          192,000.00         ZZ
                                         360        191,874.40          1
    65 ALEA PLACE                      8.125          1,425.60         80
                                       7.875          1,425.60      240,000.00
    PUKALANI         HI   96768          5            09/18/99         00
    990811M02                            05           11/01/99          0
    990811M02                            O            10/01/29
    0


    1947857          A50/A50             F           93,000.00         ZZ
                                         360         92,898.02          1
    103 REGAL COURT                    9.000            748.30         89
                                       8.750            748.30      105,000.00
    SAVANNAH         GA   31410          2            08/26/99         11
    126011                               05           10/01/99         35
    126011                               N            09/01/29
    0


    1947859          P92/G02             F           72,500.00         ZZ
                                         360         72,500.00          1
    13827 SPRAGUE STREET               8.875            576.84         46
                                       8.625            576.84      157,905.00
    OMAHA            NE   68164          1            10/12/99         00
    0431553544                           05           12/01/99          0
    0101023                              O            11/01/29
    0


    1947865          A50/A50             F           27,000.00         ZZ
                                         360         26,986.00          1
    207 OPAL AVENUE                    9.250            222.12         90
                                       9.000            222.12       30,000.00
    PENSACOLA        FL   32505          1            09/17/99         11
    126408                               05           11/01/99         25
1


    126408                               N            10/01/29
    0


    1947871          M29/G02             F          123,000.00         ZZ
                                         360        123,000.00          1
    6725 EAST 19TH AVENUE              8.750            967.65         56
                                       8.500            967.65      222,900.00
    DENVER           CO   80220          1            10/15/99         00
    0431561661                           05           12/01/99          0
    WAGENKNECHT                          O            11/01/29
    0


    1947879          E86/G02             F          135,000.00         ZZ
                                         360        134,926.26          2
    4 CHURCH STREET                    9.000          1,086.24         72
                                       8.750          1,086.24      187,500.00
    ROSLYN HEIGHTS   NY   11577          5            10/01/99         00
    0431550540                           05           11/01/99          0
    47787                                N            10/01/29
    0


    1947897          F27/F27             F          115,000.00         ZZ
                                         360        114,932.10          1
    304 SPARTA COURT                   8.625            894.46         45
                                       8.375            894.46      260,000.00
    BEL AIR          MD   21014          1            09/23/99         00
    6060100746                           03           11/01/99          0
    6060100746                           O            10/01/29
    0


    1947905          N24/G02             F          199,500.00         ZZ
                                         360        199,500.00          1
    45636 COAL CREEK ROAD              8.500          1,533.98         70
                                       8.250          1,533.98      289,000.00
    PARKER           CO   80138          1            10/19/99         00
    0431584762                           05           12/01/99          0
    0000                                 N            11/01/29
    0


    1948058          H93/G02             F           32,900.00         ZZ
                                         360         32,900.00          1
    98 NORTH STREET                    9.375            273.65         79
                                       9.125            273.65       42,000.00
    ANDERSON         SC   29621          2            10/06/99         00
    0431549880                           05           12/01/99          0
    9973376                              N            11/01/29
    0


1


    1948101          F18/G02             F          256,000.00         ZZ
                                         360        256,000.00          1
    5822 KIPLING DRIVE                 8.375          1,945.79         79
                                       8.125          1,945.79      328,000.00
    RICHMOND         CA   94803          5            10/06/99         00
    0431546654                           05           12/01/99          0
    R02204                               O            11/01/29
    0


    1948123          G52/G02             F          100,000.00         ZZ
                                         360        100,000.00          1
    2909 LAELAE WAY                    9.500            840.85         55
                                       9.250            840.85      185,000.00
    HONOLULU         HI   96819          5            09/03/99         00
    0431560523                           01           12/01/99          0
    000                                  N            11/01/29
    0


    1948124          E45/G02             F           76,800.00         ZZ
                                         360         76,755.81          1
    70 SUNNY BROOK DRIVE               8.750            604.19         79
                                       8.500            604.19       98,000.00
    MCDONOUGH        GA   30253          1            09/20/99         00
    0431547561                           05           11/01/99          0
    57592                                O            10/01/29
    0


    1948132          313/G02             F          151,200.00         ZZ
                                         360        151,125.62          1
    1526 N DRUID HILLS RD              9.500          1,271.38         90
                                       9.250          1,271.38      168,000.00
    ATLANTA          GA   30319          1            09/24/99         14
    0431549864                           03           11/01/99         25
    0006860076                           N            10/01/29
    0


    1948185          K30/G02             F           66,500.00         ZZ
                                         360         66,462.72          1
    1635 GRAND AVENUE                  8.875            529.10         66
                                       8.625            529.10      102,000.00
    GRAND JUNCTION   CO   81501          5            09/30/99         00
    0431558816                           05           11/01/99          0
    0066017                              N            10/01/29
    0


    1948186          K30/G02             F          210,150.00         ZZ
                                         360        210,041.06          1
    6105 DEERBROOK DRIVE               9.250          1,728.85         90
                                       9.000          1,728.85      233,500.00
1


    NASHVILLE        TN   37221          1            09/30/99         11
    0431601004                           05           11/01/99         25
    0066735                              N            10/01/29
    0


    1948189          E78/G02             F           45,000.00         ZZ
                                         360         44,979.01          2
    3317-3319 EAST MICHIGAN STREET     9.750            386.62         65
                                       9.500            386.62       70,000.00
    INDIANAPOLIS     IN   46201          5            09/10/99         00
    0431589662                           05           11/01/99          0
    997216                               N            10/01/29
    0


    1948228          F42/G02             F          203,400.00         ZZ
                                         360        203,400.00          4
    566 VALLEY ROAD                    9.500          1,710.30         90
                                       9.250          1,710.30      226,000.00
    WEST ORANGE      NJ   07052          1            10/06/99         01
    0431550094                           05           12/01/99         25
    NJ02400                              N            11/01/29
    0


    1948231          808/G02             F          215,200.00         ZZ
                                         360        215,200.00          1
    379 NORTH NUEVE COURT              8.625          1,673.81         80
                                       8.375          1,673.81      269,000.00
    CAMARILLO        CA   93012          1            10/01/99         00
    0431583251                           05           12/01/99          0
    9500938                              O            11/01/29
    0


    1948262          637/G02             F          120,150.00         ZZ
                                         360        120,086.06          1
    3613 SOUTH KENNETH PLACE           9.125            977.58         87
                                       8.875            977.58      139,000.00
    TEMPE            AZ   85282          1            09/17/99         11
    0431557891                           05           11/01/99         25
    0017344961                           N            10/01/29
    0


    1948271          637/G02             F          183,350.00         ZZ
                                         360        183,238.92          1
    1873 DESERT FOREST WAY             8.500          1,409.81         78
                                       8.250          1,409.81      238,000.00
    HENDERSON        NV   89012          2            09/13/99         00
    0431550912                           03           11/01/99          0
    0016574196                           O            10/01/29
    0
1




    1948275          637/G02             F           68,850.00         ZZ
                                         360         68,812.39          2
    320 19TH AVENUE                    9.000            553.99         90
                                       8.750            553.99       76,500.00
    LONGVIEW         WA   98632          1            09/16/99         14
    0431556919                           05           11/01/99         25
    0010279149                           N            10/01/29
    0


    1948306          L20/G02             F          498,000.00         ZZ
                                         360        497,705.99          1
    1560 NORTH 725 EAST                8.625          3,873.39         75
                                       8.375          3,873.39      670,000.00
    NORTH OGDEN      UT   84404          5            09/27/99         00
    0431546373                           05           11/01/99          0
    189475                               O            10/01/29
    0


    1948314          637/G02             F           85,500.00         ZZ
                                         360         85,446.85          1
    18007 FLYNN DRIVE #523             8.375            649.87         90
                                       8.125            649.87       95,000.00
    CANYON CNTRY AR  CA   91351          1            09/16/99         04
    0431580745                           01           11/01/99         25
    0015294127                           N            10/01/29
    0


    1948340          573/G02             F           46,800.00         ZZ
                                         360         46,800.00          1
    3638 BUCHANAN SOUTHWEST            9.250            385.01         80
                                       9.000            385.01       58,500.00
    WYOMING          MI   49548          2            10/04/99         00
    0431573377                           05           12/01/99          0
    153786                               N            11/01/29
    0


    1948342          J49/G02             F          199,400.00         ZZ
                                         360        199,400.00          1
    11 HAMMOCK DUNES COURT             8.750          1,568.68         80
                                       8.500          1,568.68      249,316.00
    HENEDERSON       NV   89052          1            10/13/99         00
    0431574144                           03           12/01/99          0
    99101301                             O            11/01/29
    0


    1948355          L66/G02             F          212,000.00         ZZ
                                         360        212,000.00          1
1


    5732 RICH HILL WAY                 8.250          1,592.69         80
                                       8.000          1,592.69      265,000.00
    YORBA LINDA      CA   92886          5            10/26/99         00
    0431593458                           05           12/01/99          0
    1948355                              O            11/01/29
    0


    1948372          H37/G02             F          283,500.00         ZZ
                                         360        283,500.00          1
    205 JESS PUSEY DRIVE               8.250          2,129.84         90
                                       8.000          2,129.84      315,000.00
    FRANKLIN TWP     PA   19350          1            10/28/99         01
    0431594134                           03           12/01/99         25
    00216735                             O            11/01/29
    0


    1948373          664/G02             F          144,000.00         ZZ
                                         360        143,925.34          1
    5024 HARWAY COURT                  9.250          1,184.66         70
                                       9.000          1,184.66      206,000.00
    INDIANAPOLIS     IN   46227          2            09/24/99         00
    0431573096                           05           11/01/99          0
    0003246741                           O            10/01/29
    0


    1948379          A22/G02             F          198,750.00         ZZ
                                         360        198,750.00          2
    95-30 130TH STREET                 8.250          1,493.15         75
                                       8.000          1,493.15      265,000.00
    JAMAICA          NY   11419          5            10/26/99         00
    0431597939                           05           12/01/99          0
    99184                                O            11/01/29
    0


    1948385          664/G02             F          238,500.00         ZZ
                                         360        238,500.00          4
    371A 371B 371C 371D MONO STREE     9.125          1,940.52         90
                                       8.875          1,940.52      265,000.00
    MAMMOTH LAKES    CA   93546          1            10/01/99         11
    0431573161                           05           12/01/99         25
    0003259561                           N            11/01/29
    0


    1948388          664/G02             F          227,700.00         ZZ
                                         360        227,581.95          1
    1420 ACORN AVENUE                  9.250          1,873.24         90
                                       9.000          1,873.24      253,000.00
    DOWNERS GROVE    IL   60515          1            10/08/99         11
    0431573260                           05           11/01/99         25
1


    0003283280                           O            10/01/29
    0


    1948391          889/G02             F          204,000.00         ZZ
                                         360        204,000.00          1
    4418 4420 WEST 167TH STREET        8.250          1,532.58         80
                                       8.000          1,532.58      255,000.00
    LAWNDALE         CA   90260          1            10/07/99         00
    0431568229                           05           12/01/99          0
    51899011                             O            11/01/29
    0


    1948409          163/G02             F          134,000.00         ZZ
                                         360        133,910.09          1
    15143 KNOLLWOOD STREET             8.000            983.24         80
                                       7.750            983.24      167,500.00
    LAKE ELSINORE    CA   92503          1            09/22/99         00
    0431554179                           05           11/01/99          0
    70510080                             O            10/01/29
    0


    1948435          134/G02             F           78,000.00         ZZ
                                         360         78,000.00          1
    2429 S 500 WEST                    8.500            599.76         63
                                       8.250            599.76      124,000.00
    LAPORTE          IN   46350          5            10/21/99         00
    0431605229                           05           12/01/99          0
    8966046                              O            11/01/29
    0


    1948445          S99/G02             F          110,750.00         ZZ
                                         360        110,750.00          1
    755 W VISTOSO HIGHLANDS DRIVE      8.750            871.28         75
    UNIT 106                           8.500            871.28      147,730.00
    ORO VALLEY       AZ   85737          1            10/15/99         00
    0431600873                           01           12/01/99          0
    1785                                 N            11/01/29
    0


    1948531          E44/G02             F           54,300.00         ZZ
                                         360         54,300.00          1
    16 W PHILLIPS STREET               9.125            441.80         56
                                       8.875            441.80       98,000.00
    KAYSVILLE        UT   84037          5            10/13/99         00
    0431572882                           05           12/01/99          0
    52990122                             N            11/01/29
    0


1


    1948533          637/G02             F          204,000.00         ZZ
                                         360        203,888.57          2
    635 & 635 1/2 PLUMER ST.           9.000          1,641.43         80
                                       8.750          1,641.43      255,000.00
    COSTA MESA       CA   92627          2            09/13/99         00
    0431568419                           05           11/01/99          0
    0018173567                           O            10/01/29
    0


    1948538          637/G02             F          183,800.00         ZZ
                                         360        183,688.65          3
    2656 ORCHARD AVE #1,2&3            8.500          1,413.27         79
                                       8.250          1,413.27      235,000.00
    LOS ANGELES      CA   90007          2            09/17/99         00
    0431555911                           05           11/01/99          0
    0010841286                           O            10/01/29
    0


    1948578          F18/G02             F           59,500.00         ZZ
                                         360         59,500.00          1
    3626 STONEGLEN                     8.500            457.51         70
                                       8.250            457.51       85,000.00
    RICHMOND         CA   94806          1            10/13/99         00
    0431552991                           01           12/01/99          0
    R02210                               O            11/01/29
    0


    1948603          163/G02             F           87,500.00         ZZ
                                         360         87,452.21          1
    240 HOPEWELL AVENUE                9.000            704.04         70
                                       8.750            704.04      125,500.00
    MT. JACKSON      VA   22842          5            09/03/99         00
    0431558295                           05           11/01/99          0
    217086077                            O            10/01/29
    0


    1948613          811/G02             F          115,200.00         ZZ
                                         360        115,200.00          1
    1394 DETROIT STREET                8.625            896.01         90
                                       8.375            896.01      128,000.00
    NORCO            CA   91760          1            10/07/99         10
    0431582931                           05           12/01/99         25
    FM2301066                            N            11/01/29
    0


    1948645          L86/G02             F          102,000.00         ZZ
                                         360        102,000.00          1
    240 S CAMINO DE NARANJAS           8.125            757.35         75
                                       7.875            757.35      136,000.00
1


    ANAHEIM          CA   92807          1            10/26/99         00
    0431605567                           09           12/01/99          0
    20501589                             O            11/01/29
    0


    1948724          721/G02             F           70,400.00         ZZ
                                         360         70,355.10          1
    3913 30TH STREET                   8.250            528.90         80
                                       8.000            528.90       88,000.00
    DES MOINES       IA   50310          1            09/27/99         00
    0431558345                           05           11/01/99          0
    7850011571                           O            10/01/29
    0


    1948751          F25/G02             F          185,000.00         ZZ
                                         360        185,000.00          1
    125 DEPOT PLACE                    8.875          1,471.94         71
                                       8.625          1,471.94      263,000.00
    SOUTH NYACK      NY   10960          5            09/29/99         00
    0431577709                           05           12/01/99          0
    0                                    O            11/01/29
    0


    1948782          Q83/G02             F           86,400.00         ZZ
                                         360         86,400.00          2
    49 PARKER AVENUE                   9.000            695.20         90
                                       8.750            695.20       96,000.00
    CINCINNATI       OH   45219          1            10/15/99         11
    0431571660                           05           12/01/99         25
    9919836                              N            11/01/29
    0


    1948829          623/G02             F          270,000.00         ZZ
                                         360        269,848.63          1
    2626 NE SUMMIT DRIVE               8.875          2,148.24         57
                                       8.625          2,148.24      476,000.00
    ROCHESTER        MN   55906          1            09/22/99         00
    0431551159                           05           11/01/99          0
    1382284                              O            10/01/29
    0


    1948857          623/G02             F          156,800.00         ZZ
                                         360        156,700.01          1
    340 NORTH PROSPECTORS ROAD         8.250          1,177.99         80
                                       8.000          1,177.99      196,000.00
    DIAMOND BAR      CA   91765          1            09/13/99         00
    0431552959                           05           11/01/99          0
    6219598                              O            10/01/29
    0
1




    1948861          623/G02             F          112,750.00         ZZ
                                         360        112,679.92          1
    10059 SOUTH TURQUOISE CIRCLE       8.375            856.98         72
                                       8.125            856.98      157,000.00
    SANDY            UT   84094          5            09/21/99         00
    0431552884                           05           11/01/99          0
    1511726                              O            10/01/29
    0


    1948862          623/G02             F          116,000.00         ZZ
                                         360        115,934.97          1
    15 FEATHER CATCHER                 8.875            922.95         80
                                       8.625            922.95      145,000.00
    POJOAQUE         NM   87501          5            09/21/99         00
    0431552835                           05           11/01/99          0
    1511684                              O            10/01/29
    0


    1948863          623/G02             F           94,000.00         ZZ
                                         360         93,941.57          1
    2931 MARKRIDGE RD                  8.375            714.47         70
                                       8.125            714.47      135,000.00
    SARASOTA         FL   34231          2            09/20/99         00
    0431552751                           05           11/01/99          0
    1383842                              O            10/01/29
    0


    1948891          S67/G02             F           80,000.00         ZZ
                                         360         80,000.00          1
    95 BARWICK STREET                  8.500            615.13         40
                                       8.250            615.13      200,000.00
    FLORAL PARK      NY   11001          5            10/12/99         00
    0431570159                           05           12/01/99          0
    0000                                 O            11/01/29
    0


    1948894          L04/G02             F          103,200.00         ZZ
                                         360        103,200.00          1
    17184 EAST WAGONTRAIL PARKWAY      8.500            793.52         80
                                       8.250            793.52      129,000.00
    AURORA           CO   80015          1            10/08/99         00
    0431555424                           05           12/01/99          0
    0378047                              N            11/01/29
    0


    1949001          163/G02             F           96,000.00         ZZ
                                         360         95,947.57          1
1


    219 PEQUOT AVENUE                  9.000            772.43         80
                                       8.750            772.43      120,000.00
    NEW LONDON       CT   06320          1            09/23/99         00
    0431571777                           05           11/01/99          0
    1000185057                           O            10/01/29
    0


    1949008          K15/G02             F          148,500.00         ZZ
                                         360        148,425.01          1
    1945 ALWILL STREET                 9.375          1,235.15         90
                                       9.125          1,235.15      165,000.00
    LAS VEGAS        NV   89106          1            09/21/99         14
    0431560499                           05           11/01/99         25
    1746551                              N            10/01/29
    0


    1949052          638/G02             F          235,900.00         ZZ
                                         360        235,764.27          1
    12 RIDGEMERE TRACE                 8.750          1,855.83         80
                                       8.500          1,855.83      294,900.00
    ATLANTA          GA   30328          1            09/30/99         00
    0431558246                           03           11/01/99          0
    8923593                              O            10/01/29
    0


    1949089          P44/G02             F           93,750.00         ZZ
                                         360         93,750.00          1
    2 HYANNIS PLACE                    8.500            720.86         75
                                       8.250            720.86      125,000.00
    WORCESTER        MA   01604          5            10/27/99         00
    0431595750                           07           12/01/99          0
    HARRINGTON                           O            11/01/29
    0


    1949098          Q49/G02             F           40,000.00         ZZ
                                         360         40,000.00          1
    23160 VASSAR                       9.250            329.08         80
                                       9.000            329.08       50,000.00
    HAZEL PARK       MI   48030          1            10/29/99         00
    0431607316                           05           12/01/99          0
    1260                                 N            11/01/29
    0


    1949123          765/G02             F           71,100.00         ZZ
                                         360         71,100.00          1
    14811 REMBRANDT DRIVE              9.500            597.85         90
                                       9.250            597.85       79,000.00
    MORENO VALLEY    CA   92553          1            10/04/99         04
    0431559129                           05           12/01/99         25
1


    349270                               N            11/01/29
    0


    1949125          950/G02             F          169,200.00         ZZ
                                         360        169,200.00          1
    5206 213TH STREET SOUTHWEST        8.500          1,301.00         80
                                       8.250          1,301.00      211,500.00
    MOUNTLAKE TERRA  WA   98043          1            10/12/99         00
    0431585421                           05           12/01/99          0
    401991008053                         O            11/01/29
    0


    1949410          A35/G02             F          175,200.00         ZZ
                                         360        175,200.00          1
    110 SHORE DRIVE                    8.750          1,378.30         80
                                       8.500          1,378.30      219,000.00
    OAKDALE          NY   11769          1            10/12/99         00
    0431561554                           05           12/01/99          0
    000                                  O            11/01/29
    0


    1949428          624/G02             F           97,000.00         ZZ
                                         360         96,936.55          1
    7535 CAROLINA LANE                 8.125            720.22         67
                                       7.875            720.22      145,000.00
    VANCOUVER        WA   98664          2            10/01/99         00
    0431603836                           05           11/01/99          0
    81600890823                          O            10/01/29
    0


    1949433          F18/G02             F          320,000.00         ZZ
                                         360        320,000.00          2
    653 655 LISBON STREET              8.875          2,546.07         80
                                       8.625          2,546.07      400,000.00
    DALY CITY        CA   94016          5            10/15/99         00
    0431570407                           05           12/01/99          0
    000                                  O            11/01/29
    0


    1949460          E11/G02             F           92,750.00         ZZ
                                         360         92,750.00          1
    11717 NW MAGNOLIA STREET           9.000            746.29         87
                                       8.750            746.29      107,800.00
    COON RAPIDS      MN   55448          1            10/15/99         12
    0431576461                           05           12/01/99         30
    0002001018647                        N            11/01/29
    0


1


    1949472          F03/G02             F          158,000.00         ZZ
                                         360        158,000.00          1
    1310 JOYCE STREET                  9.000          1,271.30         88
                                       8.750          1,271.30      180,000.00
    GOLDEN           CO   80401          2            10/15/99         11
    0431576669                           27           12/01/99         25
    DEN13614                             O            11/01/29
    0


    1949473          B59/G02             F           56,000.00         ZZ
                                         360         56,000.00          1
    12B PONTE VEDRA COURT              7.750            401.19         80
                                       7.500            401.19       70,000.00
    PONTE VEDRA BEA  FL   32082          1            10/08/99         00
    0431562693                           09           12/01/99          0
    000                                  N            11/01/29
    0


    1949507          B28/G02             F           65,250.00         ZZ
                                         360         65,216.17          1
    1712 JERRY MURPHY ROAD             9.250            536.80         90
                                       9.000            536.80       72,500.00
    PUEBLO           CO   81001          1            09/30/99         11
    0431560275                           05           11/01/99         25
    05991412                             N            10/01/29
    0


    1949517          163/G02             F          135,000.00         ZZ
                                         360        134,922.33          1
    13227 NORTH 78TH STREET            8.750          1,062.05         58
                                       8.500          1,062.05      235,000.00
    SCOTTSDALE       AZ   85260          1            09/29/99         00
    0431572692                           05           11/01/99          0
    1817129299                           O            10/01/29
    0


    1949529          163/G02             F          108,000.00         ZZ
                                         360        107,932.87          1
    918 TEXMAR STREET SW               8.375            820.88         80
                                       8.125            820.88      135,000.00
    OCEAN SHORES     WA   98569          1            09/21/99         00
    0431569961                           05           11/01/99          0
    217124233                            O            10/01/29
    0


    1949539          163/G02             F           94,800.00         ZZ
                                         360         94,800.00          1
    201 E 35TH STREET                  9.000            762.78         61
                                       8.750            762.78      157,000.00
1


    HIALEAH          FL   33013          2            10/01/99         00
    0431572635                           05           12/01/99          0
    7717115512                           O            11/01/29
    0


    1949568          F27/F27             F          248,950.00         ZZ
                                         360        248,769.82          1
    15677 SHORTHILL ROAD               7.625          1,762.05         80
                                       7.375          1,762.05      311,201.00
    PURCEVILLE       VA   20132          4            09/15/99         00
    6060066610                           05           11/01/99          0
    6060066610                           O            10/01/29
    0


    1949669          S95/G02             F          156,000.00         ZZ
                                         360        156,000.00          1
    144 SCRIBNER AVE                   8.500          1,199.51         80
                                       8.250          1,199.51      195,000.00
    NORWALK          CT   06854          2            10/14/99         00
    0431608108                           05           12/01/99          0
    KAMINSKI                             O            11/01/29
    0


    1949869          830/G02             F          240,000.00         ZZ
                                         360        239,846.96          1
    34 CIELO VISTA DRIVE               8.250          1,803.04         57
                                       8.000          1,803.04      427,000.00
    MONTEREY         CA   93940          5            09/24/99         00
    0431579309                           05           11/01/99          0
    GOYNE544088                          O            10/01/29
    0


    1949885          L59/G02             F           58,000.00         ZZ
                                         360         58,000.00          1
    202 ALLISON STREET                 8.875            461.47         90
                                       8.625            461.47       64,500.00
    SCOTT            LA   70583          1            10/19/99         12
    0431558683                           07           12/01/99         25
    000                                  N            11/01/29
    0


    1949926          F32/G02             F           36,000.00         ZZ
                                         360         36,000.00          1
    1149 AVONDALE AVENUE               9.375            299.43         90
                                       9.125            299.43       40,000.00
    ATLANTA          GA   30312          1            10/18/99         14
    0431566082                           05           12/01/99         25
    407044969                            N            11/01/29
    0
1




    1949952          E53/G02             F          132,000.00         ZZ
                                         360        132,000.00          1
    5357 NW 117TH AVE                  8.875          1,050.25         80
                                       8.625          1,050.25      166,000.00
    CORAL SPRINGS    FL   33076          1            10/15/99         00
    0431558931                           05           12/01/99          0
    0011109508                           O            11/01/29
    0


    1949971          964/G02             F          400,000.00         ZZ
                                         360        400,000.00          1
    305 CORTE MADERA AVENUE            8.500          3,075.65         79
                                       8.250          3,075.65      507,500.00
    CORTE MADERA     CA   94925          1            10/04/99         00
    0431566363                           05           12/01/99          0
    64275                                N            11/01/29
    0


    1949976          B28/G02             F           97,200.00         ZZ
                                         360         97,200.00          1
    1360 ROSLYN STREET                 9.375            808.47         90
                                       9.125            808.47      108,000.00
    DENVER           CO   80220          1            10/08/99         11
    0431557776                           05           12/01/99         30
    06990168                             N            11/01/29
    0


    1949985          B57/G02             F          207,600.00         ZZ
                                         360        207,600.00          1
    15924 ACRE STREET                  8.500          1,596.27         80
                                       8.250          1,596.27      260,000.00
    LOS ANGELES      CA   91343          1            10/01/99         00
    0431573294                           05           12/01/99          0
    9913493                              O            11/01/29
    0


    1949995          964/G02             F          294,300.00         ZZ
                                         360        294,300.00          1
    1578 NORTH ALTADENA DRIVE          9.250          2,421.13         90
                                       9.000          2,421.13      327,000.00
    PASADENA (AREA)  CA   91107          1            10/08/99         04
    0431566090                           05           12/01/99         25
    65564                                N            11/01/29
    0


    1950072          573/G02             F           43,200.00         ZZ
                                         360         43,200.00          1
1


    106 ANDRE STREET                   9.250            355.40         80
                                       9.000            355.40       54,000.00
    GRAND RAPIDS     MI   49507          2            10/04/99         00
    0431583277                           05           12/01/99          0
    153785                               N            11/01/29
    0


    1950077          L94/G02             F          100,500.00         ZZ
                                         360        100,500.00          1
    7761 WEST 3210 SOUTH               8.500            772.76         82
                                       8.250            772.76      123,500.00
    MAGNA            UT   84404          2            10/25/99         10
    0431589720                           05           12/01/99         12
    ACKLES                               O            11/01/29
    0


    1950110          889/G02             F           67,900.00         ZZ
                                         360         67,900.00          1
    26701 QUAIL CREEK #250             8.375            516.09         70
                                       8.125            516.09       97,000.00
    LAGUNA HILLS     CA   92656          1            10/14/99         00
    0431561570                           01           12/01/99          0
    5149A039                             N            11/01/29
    0


    1950157          B35/G02             F           62,400.00         ZZ
                                         360         62,400.00          1
    14305 BELLEVILLE AVENUE            9.375            519.02         65
                                       9.125            519.02       96,000.00
    WOODBRIDGE       VA   22193          5            10/15/99         00
    0431559145                           05           12/01/99          0
    99003076                             O            11/01/29
    0


    1950166          E45/G02             F           97,600.00         ZZ
                                         360         97,540.87          1
    2158 OAK VALLEY ROAD               8.500            750.46         80
                                       8.250            750.46      122,000.00
    TOCCOA           GA   30577          2            09/27/99         00
    0431560333                           05           11/01/99          0
    54109                                O            10/01/29
    0


    1950229          134/G02             F           50,000.00         ZZ
                                         360         50,000.00          1
    764 S GRAND AVE                    9.250            411.34         63
                                       9.000            411.34       80,000.00
    ATLANTA          GA   30318          5            10/04/99         00
    0431579838                           05           12/01/99          0
1


    8850513                              N            11/01/29
    0


    1950246          K37/G02             F           66,400.00         ZZ
                                         360         66,400.00          1
    501 SOUTH 42ND STREET              8.500            510.56         80
                                       8.250            510.56       83,000.00
    LINCOLN          NE   68510          1            10/28/99         00
    0431601277                           05           12/01/99          0
    ROCKWELL                             N            11/01/29
    0


    1950248          964/G02             F          209,950.00         ZZ
                                         360        209,950.00          1
    39468 CHICKADEE                    8.750          1,651.68         85
                                       8.500          1,651.68      247,000.00
    BASS LAKE        CA   93604          1            10/11/99         01
    0431571496                           05           12/01/99         12
    65487                                N            11/01/29
    0


    1950251          964/G02             F          125,100.00         ZZ
                                         360        125,100.00          1
    751 NORTH HARBOR BOULEVARD         9.000          1,006.58         90
                                       8.750          1,006.58      139,000.00
    ANAHEIM          CA   92805          1            10/14/99         19
    0431575125                           05           12/01/99         25
    60953                                N            11/01/29
    0


    1950252          964/G02             F          149,950.00         ZZ
                                         360        149,950.00          1
    220 HIGHLAND RANCH ROAD            8.500          1,152.99         75
                                       8.250          1,152.99      199,999.00
    GRANTS PASS      OR   97526          1            10/14/99         00
    0431566603                           05           12/01/99          0
    65717                                O            11/01/29
    0


    1950253          B60/G02             F          160,000.00         ZZ
                                         360        159,900.55          1
    719 LA BREDA AVENUE                8.375          1,216.12         77
                                       8.125          1,216.12      210,000.00
    WEST COVINA      CA   91791          5            09/24/99         00
    0431577360                           05           11/01/99          0
    000                                  O            10/01/29
    0


1


    1950262          163/G02             F          260,000.00         ZZ
                                         360        260,000.00          1
    249 TIMBER HOLLOW STREET           8.500          1,999.17         80
                                       8.250          1,999.17      325,000.00
    HENDERSON        NV   89012          5            10/01/99         00
    0431575448                           03           12/01/99          0
    0217135247                           O            11/01/29
    0


    1950285          L47/G02             F          117,000.00         ZZ
                                         360        116,940.91          1
    824 7TH STREET NE                  9.375            973.15         90
                                       9.125            973.15      130,000.00
    WASHINGTON       DC   20002          1            09/29/99         10
    0431568880                           07           11/01/99         25
    990649                               N            10/01/29
    0


    1950290          J49/G02             F          239,975.00         T
                                         360        239,975.00          1
    77164 VISTA FLORA                  8.500          1,845.20         72
                                       8.250          1,845.20      335,000.00
    LA QUINTA        CA   92253          1            10/18/99         00
    0431577584                           05           12/01/99          0
    99050016                             O            11/01/29
    0


    1950291          L47/G02             F          150,000.00         ZZ
                                         360        149,922.24          1
    823 FERN PLACE NW                  9.250          1,234.01         79
                                       9.000          1,234.01      190,000.00
    WASHINGTON       DC   20012          5            09/27/99         00
    0431568203                           05           11/01/99          0
    990633                               N            10/01/29
    0


    1950299          601/G02             F          108,000.00         ZZ
                                         360        107,934.57          1
    453 NASSAU LN                      8.500            830.43         47
                                       8.250            830.43      230,000.00
    HAYWARD          CA   94544          5            09/17/99         00
    0431583046                           05           11/01/99          0
    460121233                            O            10/01/29
    0


    1950327          E38/G02             F          249,000.00         ZZ
                                         360        249,000.00          1
    2833 NORTH 200 WEST                9.125          2,025.95         79
                                       8.875          2,025.95      316,000.00
1


    OGDEN            UT   84414          5            10/14/99         00
    0431576776                           05           12/01/99          0
    991860                               O            11/01/29
    0


    1950387          F18/G02             F          120,000.00         ZZ
                                         360        120,000.00          1
    1444 74TH AVENUE                   8.500            922.70         80
                                       8.250            922.70      150,000.00
    OAKLAND          CA   94621          5            10/15/99         00
    0431583053                           05           12/01/99          0
    R02216                               O            11/01/29
    0


    1950407          E45/G02             F           60,000.00         ZZ
                                         360         59,965.48          1
    10881 GA HWY 315                   8.750            472.02         53
                                       8.500            472.02      115,000.00
    CATAULA          GA   31804          5            09/29/99         00
    0431577683                           05           11/01/99          0
    57556                                O            10/01/29
    0


    1950416          163/G02             F          113,400.00         ZZ
                                         360        113,400.00          1
    710 CUMBERLAND TERRACE             8.875            902.26         90
                                       8.625            902.26      126,000.00
    DAVIE            FL   33325          5            10/08/99         04
    0431579705                           03           12/01/99         25
    7717128457                           O            11/01/29
    0


    1950447          L47/G02             F           31,500.00         ZZ
                                         360         31,500.00          1
    1701 WEST 3RD STREET               8.750            247.81         79
                                       8.500            247.81       40,000.00
    WILMINGTON       DE   19805          5            10/14/99         00
    0431595768                           07           12/01/99          0
    0059802743                           N            11/01/29
    0


    1950489          Q11/G02             F           74,250.00         ZZ
                                         360         74,250.00          2
    1102 N.W. 103 STREET               9.250            610.84         90
                                       9.000            610.84       82,500.00
    MIAMI            FL   33150          1            10/15/99         01
    0431594431                           05           12/01/99         25
    9096314023                           N            11/01/29
    0
1




    1950508          S29/G02             F          285,000.00         ZZ
                                         360        285,000.00          1
    6825 EAGLE HAVEN LANE              8.625          2,216.70         75
                                       8.375          2,216.70      380,000.00
    OAK PARK         CA   91377          5            10/15/99         00
    0431578012                           05           12/01/99          0
    990916                               O            11/01/29
    0


    1950523          M29/G02             F          368,000.00         ZZ
                                         360        368,000.00          1
    2407 CHEYENNE DRIVE                8.875          2,927.98         74
                                       8.625          2,927.98      500,000.00
    GOLDON           CO   80401          5            10/19/99         00
    0431578087                           05           12/01/99          0
    SCHLIEMAN                            O            11/01/29
    0


    1950622          964/G02             F          282,080.00         ZZ
                                         360        282,080.00          1
    6 JOSEFA COURT                     8.250          2,119.17         80
                                       8.000          2,119.17      352,600.00
    NOVATO           CA   94949          1            10/05/99         00
    0431577188                           09           12/01/99          0
    59966                                O            11/01/29
    0


    1950627          964/G02             F          150,000.00         ZZ
                                         360        150,000.00          4
    2084 SUTTER ROAD                   8.375          1,140.11         75
                                       8.125          1,140.11      200,000.00
    MCKINLEYVILLE    CA   95519          5            10/01/99         00
    0431575240                           05           12/01/99          0
    62774                                O            11/01/29
    0


    1950633          637/G02             F          125,100.00         ZZ
                                         360        125,033.42          1
    2060 EAST DONNER DRIVE             9.125          1,017.86         90
                                       8.875          1,017.86      139,000.00
    TEMPE            AZ   85282          1            09/16/99         11
    0431579382                           05           11/01/99         25
    0017344110                           N            10/01/29
    0


    1950636          637/G02             F           76,000.00         ZZ
                                         360         75,950.28          4
1


    119 MADISON STREET                 8.125            564.30         95
                                       7.875            564.30       80,000.00
    FITCHBURG        MA   01420          1            09/28/99         14
    0431578301                           05           11/01/99         30
    0011498854                           O            10/01/29
    0


    1950642          B57/G02             F          340,000.00         ZZ
                                         360        340,000.00          1
    17407 SUNSET RIDGE CIRCLE          8.500          2,614.31         80
                                       8.250          2,614.31      425,000.00
    GRANDE HILLS AR  CA   91344          1            10/18/99         00
    0431577162                           05           12/01/99          0
    9913502                              O            11/01/29
    0


    1950679          637/G02             F           56,100.00         ZZ
                                         360         56,068.55          1
    13629 AYDELL LANE                  8.875            446.36         85
                                       8.625            446.36       66,000.00
    WALKER           LA   70785          5            09/24/99         11
    0431579028                           05           11/01/99         12
    0017669250                           O            10/01/29
    0


    1950720          638/G02             F           40,500.00         ZZ
                                         360         40,500.00          1
    224 GEORGE AVENUE                  9.625            344.25         90
                                       9.375            344.25       45,000.00
    WILKES BARRE     PA   18705          1            10/15/99         01
    0431581743                           05           12/01/99         25
    8934988                              N            11/01/29
    0


    1950728          638/G02             F          105,300.00         ZZ
                                         360        105,300.00          1
    7804 SE MAINSTREET                 8.875            837.81         90
                                       8.625            837.81      117,000.00
    PORTLAND         OR   97215          1            10/13/99         10
    0431583335                           05           12/01/99         25
    08930137                             N            11/01/29
    0


    1950815          742/G02             F          112,000.00         ZZ
                                         360        112,000.00          1
    55 DEERHURST PARK BOULEVARD        8.750            881.10         80
                                       8.500            881.10      140,000.00
    TONAWANDA        NY   14217          1            10/12/99         00
    0431578723                           05           12/01/99          0
1


    4862256                              O            11/01/29
    0


    1950831          964/G02             F          239,950.00         ZZ
                                         360        239,950.00          1
    7616 DYER ROAD                     8.500          1,845.01         74
                                       8.250          1,845.01      327,000.00
    LOUISVILLE       CO   80027          2            10/08/99         00
    0431578129                           05           12/01/99          0
    65287                                O            11/01/29
    0


    1950838          637/G02             F          368,000.00         ZZ
                                         360        367,776.67          1
    4657 ELLENITA AVENUE               8.500          2,829.61         80
                                       8.250          2,829.61      460,000.00
    TARZANA          CA   91356          1            09/10/99         00
    0431604057                           03           11/01/99          0
    10840767                             O            10/01/29
    0


    1950840          J40/G02             F          105,000.00         ZZ
                                         360        105,000.00          1
    1996 ARTESIA ROAD                  8.500            807.36         78
                                       8.250            807.36      136,000.00
    STARKVILLE       MS   39759          2            09/29/99         00
    0431578699                           05           12/01/99          0
    7653815                              O            11/01/29
    0


    1950843          455/G02             F           61,200.00         ZZ
                                         360         61,200.00          1
    12862 MAPLE PARK DRIVE             8.500            470.58         80
                                       8.250            470.58       77,000.00
    SAN ANTONIO      TX   78249          1            10/15/99         00
    0431581420                           05           12/01/99          0
    45385                                O            11/01/29
    0


    1950844          A52/G02             F          136,800.00         ZZ
                                         360        136,800.00          1
    2 TEAKWOOD DRIVE                   8.625          1,064.02         80
                                       8.375          1,064.02      171,000.00
    SAVANNAH         GA   31410          2            10/25/99         00
    0431582105                           05           12/01/99          0
    000                                  O            11/01/29
    0


1


    1950847          A52/G02             F           89,600.00         ZZ
                                         360         89,600.00          4
    1749 NEW SOUTH PRYOR ROAD          9.875            778.04         80
                                       9.625            778.04      112,000.00
    ATLANTA          GA   30315          1            10/20/99         00
    0431582089                           05           12/01/99          0
    000                                  N            11/01/29
    0


    1950852          950/G02             F          100,000.00         ZZ
                                         360        100,000.00          1
    35509 NE HAZEN ROAD                8.875            795.64         59
                                       8.625            795.64      170,000.00
    LA CENTER        WA   98629          5            10/11/99         00
    0431579093                           05           12/01/99          0
    203990922045                         O            11/01/29
    0


    1950859          S35/G02             F          200,000.00         ZZ
                                         360        200,000.00          1
    12615 SW 72 TERRACE                7.875          1,450.14         59
                                       7.625          1,450.14      344,000.00
    MIAMI            FL   33183          1            10/22/99         00
    0431581990                           05           12/01/99          0
    9910037                              O            11/01/29
    0


    1950861          P59/G02             F          224,000.00         ZZ
                                         360        224,000.00          1
    5490 BAJADA AVENUE                 8.500          1,722.37         80
                                       8.250          1,722.37      280,000.00
    ATASCADERO       CA   93422          1            10/15/99         00
    0431583186                           05           12/01/99          0
    99181559                             O            11/01/29
    0


    1950864          964/G02             F          114,000.00         ZZ
                                         360        114,000.00          1
    1150-1152 HOWARD COURT             8.750            896.84         66
                                       8.500            896.84      175,000.00
    INDEPENDENCE     OR   97351          5            10/15/99         00
    0431578210                           05           12/01/99          0
    65932                                O            11/01/29
    0


    1950871          F03/G02             F          118,400.00         ZZ
                                         360        118,400.00          1
    30370 BECK ROAD                    8.375            899.93         80
                                       8.125            899.93      148,000.00
1


    BULVERDE         TX   78163          2            10/25/99         00
    0431583525                           05           12/01/99          0
    SAT10980                             O            11/01/29
    0


    1950894          637/G02             F          113,050.00         ZZ
                                         360        112,991.39          1
    10649 COULPORT LANE                9.250            930.04         90
                                       9.000            930.04      126,000.00
    CHARLOTTE        NC   28215          1            09/30/99         14
    0431581230                           05           11/01/99         25
    13114038                             N            10/01/29
    0


    1950909          E82/G02             F          126,400.00         ZZ
                                         360        126,400.00          1
    RD 2 BOX 30 ROUTE 29               8.875          1,005.70         75
                                       8.625          1,005.70      170,000.00
    LAKE TOWNSHIP    PA   18618          2            10/21/99         00
    0400235438                           05           12/01/99          0
    0400235438                           O            11/01/29
    0


    1950956          K15/G02             F          107,700.00         ZZ
                                         360        107,647.03          4
    2016 SOUTH GRANADA                 9.500            905.60         72
                                       9.250            905.60      150,000.00
    TEMPE            AZ   85282          2            09/21/99         00
    0431578277                           05           11/01/99          0
    1744366                              N            10/01/29
    0


    1950968          K15/G02             F          292,000.00         ZZ
                                         360        291,823.10          1
    5614 86TH STREET EAST              8.500          2,245.23         80
                                       8.250          2,245.23      365,000.00
    PUYALLUP         WA   98371          2            09/22/99         00
    0431578533                           05           11/01/99          0
    6424188                              O            10/01/29
    0


    1951034          E45/G02             F          330,900.00         ZZ
                                         360        330,900.00          1
    8635 ANCHOR ON LANIER COURT        8.125          2,456.92         73
                                       7.875          2,456.92      455,000.00
    GAINESVILLE      GA   30506          5            10/11/99         00
    0431580208                           03           12/01/99          0
    59023                                O            11/01/29
    0
1




    1951052          637/G02             F          128,150.00         ZZ
                                         360        128,076.27          1
    2736 EAST VALENCIA DRIVE           8.750          1,008.16         80
                                       8.500          1,008.16      160,965.00
    PHOENIX          AZ   85040          1            09/24/99         00
    0431593516                           03           11/01/99          0
    0017340910                           N            10/01/29
    0


    1951055          163/G02             F          116,010.00         ZZ
                                         360        116,010.00          4
    48 BACON STREET                    9.125            943.90         90
                                       8.875            943.90      128,900.00
    BIDDEFORD        ME   04005          1            10/07/99         04
    0431580794                           05           12/01/99         25
    0217120264                           N            11/01/29
    0


    1951057          638/G02             F          282,500.00         ZZ
                                         360        282,500.00          1
    48 SANDIA MOUNTAIN RANGE DRIVE     8.375          2,147.20         66
                                       8.125          2,147.20      430,000.00
    TIJERAS          NM   87059          2            10/11/99         00
    0431589571                           05           12/01/99          0
    08870512                             O            11/01/29
    0


    1951064          K31/G02             F          167,900.00         ZZ
                                         360        167,900.00          1
    6340 CHESTNUT HILL ROAD            8.375          1,276.16         80
                                       8.125          1,276.16      209,900.00
    FLOWERY BRANCH   GA   30542          1            10/15/99         00
    0431580505                           03           12/01/99          0
    380495                               O            11/01/29
    0


    1951065          637/G02             F           48,800.00         ZZ
                                         360         48,773.34          1
    HRC 2 BOX 119A STATE RT603         9.000            392.66         80
                                       8.750            392.66       61,000.00
    HAYWOOD          VA   22722          5            09/30/99         00
    0431581636                           05           11/01/99          0
    0011313335                           O            10/01/29
    0


    1951105          A38/G02             F           69,100.00         ZZ
                                         360         69,100.00          1
1


    5700 BROMLEY LANE                  9.000            555.99         78
                                       8.750            555.99       89,000.00
    RICHMOND         VA   23226          5            10/25/99         00
    0431588870                           05           12/01/99          0
    3230360                              N            11/01/29
    0


    1951167          076/076             F          140,000.00         ZZ
                                         360        139,917.34          1
    373 CASCADILLA STREET              8.625          1,088.91         78
                                       8.375          1,088.91      180,000.00
    CRESTED BUTTE S  CO   81224          2            09/02/99         00
    9959774                              05           11/01/99          0
    9959774                              O            10/01/29
    0


    1951168          883/G02             F           46,000.00         T
                                         360         46,000.00          1
    380 CHURCH STREET                  9.000            370.13         75
                                       8.750            370.13       61,700.00
    HARLEM           GA   30814          1            10/19/99         00
    0431580406                           05           12/01/99          0
    99482                                O            11/01/29
    0


    1951188          E45/G02             F          240,000.00         ZZ
                                         360        240,000.00          1
    1891 HARVEST WAY                   8.875          1,909.55         68
                                       8.625          1,909.55      353,000.00
    LOGANVILLE       GA   30052          2            10/13/99         00
    0431581107                           05           12/01/99          0
    58648                                O            11/01/29
    0


    1951201          637/G02             F          174,000.00         ZZ
                                         360        174,000.00          1
    12739 10TH AVENUE NE               8.625          1,353.36         80
                                       8.375          1,353.36      218,000.00
    SEATTLE          WA   98125          5            10/04/99         00
    0431591916                           05           12/01/99          0
    0017869330                           O            11/01/29
    0


    1951224          575/G02             F           99,450.00         ZZ
                                         360         99,450.00          2
    10660 2 N BROADWAY STREET          8.750            782.38         90
                                       8.500            782.38      110,500.00
    INDIANAPOLIS     IN   46280          1            10/20/99         12
    0431586056                           05           12/01/99         25
1


    0004289328                           N            11/01/29
    0


    1951231          B90/G02             F           48,000.00         ZZ
                                         360         48,000.00          1
    1939 GRANT AVENUE                  9.500            403.61         80
                                       9.250            403.61       60,000.00
    ROCKFORD         IL   61103          2            10/20/99         00
    0431589910                           05           12/01/99          0
    901226801                            N            11/01/29
    0


    1951235          637/G02             F          369,000.00         ZZ
                                         360        368,289.23          1
    1450 FALCON RIDGE ROAD             8.250          2,772.18         90
                                       8.000          2,772.18      410,000.00
    EATON            CO   80615          2            07/30/99         01
    0431582022                           03           09/01/99         25
    0014971402                           O            08/01/29
    0


    1951236          637/G02             F          136,000.00         ZZ
                                         360        136,000.00          1
    618 FAIR AVENUE                    9.250          1,118.84         80
                                       9.000          1,118.84      170,000.00
    MORA             MN   55051          1            10/15/99         00
    0431581974                           05           12/01/99          0
    0018685446                           O            11/01/29
    0


    1951237          637/G02             F          239,200.00         ZZ
                                         360        239,200.00          1
    5350 NORTH US HIGHWAY ONE          8.375          1,818.10         80
                                       8.125          1,818.10      299,000.00
    COCOA            FL   32927          1            10/14/99         00
    0431581875                           05           12/01/99          0
    0011315082                           O            11/01/29
    0


    1951241          637/G02             F           76,500.00         ZZ
                                         360         76,500.00          4
    1777 PRYOR ROAD                    9.500            643.26         90
                                       9.250            643.26       85,000.00
    ATLANTA          GA   30315          1            10/14/99         01
    0431581685                           05           12/01/99         25
    0012058749                           N            11/01/29
    0


1


    1951243          F18/G02             F          209,600.00         ZZ
                                         360        209,600.00          1
    24918 BROADMORE AVENUE             8.625          1,630.25         80
                                       8.375          1,630.25      262,000.00
    HAYWARD          CA   94544          5            10/15/99         00
    0431584747                           05           12/01/99          0
    R02221                               O            11/01/29
    0


    1951245          J53/G02             F           62,400.00         ZZ
                                         360         62,362.20          1
    3305 PRINCETON AVENUE              8.500            479.80         80
                                       8.250            479.80       78,000.00
    MIDLAND          TX   79703          2            09/23/99         00
    0431603513                           05           11/01/99          0
    230091620                            O            10/01/29
    0


    1951246          F18/G02             F          131,900.00         ZZ
                                         360        131,900.00          1
    2773 NORTH BLACKBURN DRIVE #B      8.375          1,002.54         80
                                       8.125          1,002.54      164,900.00
    ORANGE           CA   92867          1            10/25/99         00
    0431584788                           07           12/01/99          0
    R02233                               O            11/01/29
    0


    1951247          964/G02             F          290,000.00         ZZ
                                         360        290,000.00          1
    1230 BAROTT ROAD                   8.250          2,178.67         66
                                       8.000          2,178.67      440,000.00
    LAFAYETTE        CA   94549          5            09/30/99         00
    0431581859                           05           12/01/99          0
    64890                                O            11/01/29
    0


    1951254          G28/G02             F           90,000.00         ZZ
                                         360         90,000.00          4
    1057 WEST 6TH STREET               9.250            740.41         67
                                       9.000            740.41      135,000.00
    SAN BERNARDINO   CA   92411          1            10/22/99         10
    0431586049                           05           12/01/99         25
    55789140                             N            11/01/29
    0


    1951261          637/G02             F          137,400.00         ZZ
                                         360        137,312.39          1
    34 ELMS COURT                      8.250          1,032.24         80
                                       8.000          1,032.24      171,800.00
1


    HATTIESBURG      MS   39402          1            10/06/99         00
    0431603174                           05           11/01/99          0
    0017671116                           O            10/01/29
    0


    1951275          P55/G02             F          298,800.00         ZZ
                                         360        298,800.00          1
    872 WATKINS AVE                    9.125          2,431.14         80
                                       8.875          2,431.14      373,500.00
    BIRMINGHAM       MI   48009          1            11/05/99         00
    0431603299                           05           12/01/99          0
    000082332                            N            11/01/29
    0


    1951290          P16/G02             F          400,000.00         ZZ
                                         360        400,000.00          1
    176 EMERSON STREET                 8.500          3,075.65         75
                                       8.250          3,075.65      540,000.00
    UPLAND           CA   91784          5            10/18/99         00
    0431582048                           05           12/01/99          0
    550003619                            O            11/01/29
    0


    1951291          637/G02             F           76,500.00         ZZ
                                         360         76,500.00          4
    1767 PRYOR ROAD                    9.500            643.26         90
                                       9.250            643.26       85,000.00
    ATLANTA          GA   30315          1            10/14/99         01
    0431581925                           05           12/01/99         25
    0012058681                           N            11/01/29
    0


    1951295          624/G02             F          104,000.00         ZZ
                                         360        104,000.00          1
    70085 SORRELL DRIVE                8.625            808.90         70
                                       8.375            808.90      150,000.00
    SISTERS          OR   97759          4            10/18/99         00
    0431583038                           05           12/01/99          0
    81624390033F                         O            11/01/29
    0


    1951399          163/G02             F           72,000.00         ZZ
                                         360         72,000.00          1
    5-9 PENTUCKET STREET               8.500            553.62         90
                                       8.250            553.62       80,000.00
    HAVERHILL        NJ   08130          1            10/21/99         10
    0431593912                           03           12/01/99         25
    1000181693                           N            11/01/29
    0
1




    1951410          K15/G02             F          212,000.00         ZZ
                                         360        212,000.00          1
    15926 SOUTHEAST 1ST STREET         8.500          1,630.10         80
                                       8.250          1,630.10      268,000.00
    BELLEVUE         WA   98008          1            10/07/99         00
    0431599430                           05           12/01/99          0
    1800879                              O            11/01/29
    0


    1951417          K15/G02             F          168,000.00         ZZ
                                         360        168,000.00          1
    2311 43RD AVENUE EAST #301         8.625          1,306.69         80
                                       8.375          1,306.69      210,000.00
    SEATTLE          WA   98112          2            10/07/99         00
    0431599729                           01           12/01/99          0
    1803527                              O            11/01/29
    0


    1951428          K15/G02             F          117,000.00         ZZ
                                         360        117,000.00          4
    112 MOUNT VERNON CIRCLE            8.500            899.63         90
                                       8.250            899.63      130,000.00
    LAS VEGAS        NV   89101          1            10/01/99         11
    0431593144                           05           12/01/99         25
    6522205                              O            11/01/29
    0


    1951454          624/G02             F          127,000.00         ZZ
                                         360        127,000.00          1
    12245 N COUNTY ROAD 17             8.875          1,010.47         67
                                       8.625          1,010.47      190,000.00
    FORT COLLINS     CO   80524          5            10/20/99         00
    0431584671                           05           12/01/99          0
    73011591603F                         O            11/01/29
    0


    1951465          637/G02             F          315,600.00         ZZ
                                         360        315,600.00          1
    10575 NW DAMASCUS COURT            8.625          2,454.71         80
                                       8.375          2,454.71      394,500.00
    PORTLAND         OR   97229          1            10/14/99         00
    0431587344                           05           12/01/99          0
    0010285468                           O            11/01/29
    0


    1951466          637/G02             F           54,000.00         ZZ
                                         360         54,000.00          1
1


    1908 VILLAGE GREEN DRIVE           8.500            415.22         84
                                       8.250            415.22       65,000.00
    HYATTSVILLE      MD   20785          1            10/18/99         12
    0431588383                           01           12/01/99         25
    0011313053                           O            11/01/29
    0


    1951545          F32/G02             F          120,000.00         ZZ
                                         360        120,000.00          1
    122 EMERSON AVENUE                 8.875            954.77         54
                                       8.625            954.77      225,000.00
    DECATUR          GA   30030          5            10/28/99         00
    0431587872                           05           12/01/99          0
    405131230                            N            11/01/29
    0


    1951553          H47/G02             F           81,920.00         ZZ
                                         360         81,920.00          1
    1607 BLACKWILLOW STREET            8.250            615.44         80
                                       8.000            615.44      102,400.00
    PFLUGERVILLE     TX   78660          1            10/27/99         00
    0431589175                           03           12/01/99          0
    000                                  O            11/01/29
    0


    1951554          K15/G02             F          155,250.00         ZZ
                                         360        155,250.00          4
    2547 N 72ND COURT                  9.625          1,319.61         90
                                       9.375          1,319.61      172,500.00
    ELMWOOD PAKR     IL   60707          1            10/12/99         11
    0431593755                           05           12/01/99         25
    1746593                              N            11/01/29
    0


    1951572          F03/G02             F          165,950.00         ZZ
                                         360        165,950.00          1
    11817 LAKE STONE DRIVE             8.125          1,232.17         80
                                       7.875          1,232.17      207,469.00
    AUSTIN           TX   78733          1            10/25/99         00
    0431592864                           05           12/01/99          0
    AUS10186                             O            11/01/29
    0


    1951618          638/G02             F           45,000.00         ZZ
                                         360         45,000.00          1
    392 MADISON AVENUE                 8.000            330.19         90
                                       7.750            330.19       50,000.00
    OLD BRIDGE       NJ   08857          1            10/08/99         14
    0431596188                           05           12/01/99         25
1


    08923785                             O            11/01/29
    0


    1951625          638/G02             F           67,500.00         ZZ
                                         360         67,500.00          1
    2904 SPRUCE                        8.750            531.02         80
                                       8.500            531.02       85,000.00
    LAGRANDE         OR   97850          2            10/04/99         00
    0431604370                           05           12/01/99          0
    8903698                              N            11/01/29
    0


    1951699          A39/G02             F          450,000.00         ZZ
                                         360        449,088.10          1
    390 HIGH MEADOW STREET             8.000          3,301.94         75
                                       7.750          3,301.94      600,000.00
    SIMI VALLEY      CA   93065          1            07/27/99         00
    0431589258                           05           09/01/99          0
    9901094                              O            08/01/29
    0


    1951730          Q85/G02             F          282,000.00         ZZ
                                         360        282,000.00          1
    307 SOUTH CAROLINA AVENUE SE       8.750          2,218.50         80
                                       8.500          2,218.50      352,500.00
    WASHINGTON       DC   20003          1            10/29/99         00
    0431594746                           07           12/01/99          0
    3477                                 O            11/01/29
    0


    1951802          E45/G02             F           67,500.00         ZZ
                                         360         67,500.00          1
    RT 1 BOX 398                       8.625            525.01         75
                                       8.375            525.01       90,000.00
    ADEL             GA   31620          5            10/20/99         00
    0431592161                           05           12/01/99          0
    57635                                O            11/01/29
    0


    1951815          964/G02             F           85,000.00         ZZ
                                         360         85,000.00          1
    11320 SOUTH FOREST RIDGE ROAD      8.375            646.06         48
                                       8.125            646.06      180,000.00
    OREGON CITY      OR   97045          1            10/25/99         00
    0431590140                           05           12/01/99          0
    66306                                O            11/01/29
    0


1


    1951826          964/G02             F          216,000.00         ZZ
                                         360        216,000.00          1
    3245 SOUTHEAST CAMPBELL STREET     8.875          1,718.59         89
                                       8.625          1,718.59      245,000.00
    MILWAUKIE        OR   97222          1            10/20/99         11
    0431589159                           05           12/01/99         25
    65685                                N            11/01/29
    0


    1951836          575/G02             F           71,900.00         ZZ
                                         360         71,900.00          1
    2023 TANGLEWOOD DRIVE              8.375            546.50         80
                                       8.125            546.50       90,000.00
    WALDORF          MD   20601          1            10/28/99         00
    0431590587                           07           12/01/99          0
    0004282612                           O            11/01/29
    0


    1951893          950/G02             F          210,400.00         ZZ
                                         360        210,400.00          1
    10633 NORTHEAST 14TH STREET        9.375          1,750.00         80
                                       9.125          1,750.00      263,000.00
    BELLEVUE         WA   98004          1            10/21/99         00
    0431590405                           05           12/01/99          0
    101991006022                         O            11/01/29
    0


    1951995          K15/G02             F          506,250.00         ZZ
                                         360        506,250.00          1
    3423 NORTHWEST CHAPIN DRIVE        8.750          3,982.67         75
                                       8.500          3,982.67      675,000.00
    PORTLAND         OR   97229          1            10/19/99         00
    0431601335                           05           12/01/99          0
    3000785                              O            11/01/29
    0


    1952182          A50/A50             F          151,900.00         ZZ
                                         360        151,805.59          1
    415 JARDINERE WALK                 8.375          1,154.55         80
                                       8.125          1,154.55      189,900.00
    MT PLEASANT      SC   29464          1            09/30/99         00
    000                                  03           11/01/99          0
    000                                  N            10/01/29
    0


    1952209          964/G02             F          231,400.00         ZZ
                                         360        231,400.00          1
    4265 MILLER OAK DRIVE              8.375          1,758.81         75
                                       8.125          1,758.81      310,000.00
1


    AUBURN           CA   95602          2            10/20/99         00
    0431593615                           05           12/01/99          0
    63142                                O            11/01/29
    0


    1952217          909/G02             F          110,250.00         ZZ
                                         360        110,250.00          2
    4389 AND 4389 1/2 MCCLINTOCK       8.750            867.34         90
    STREET                             8.500            867.34      122,500.00
    SAN DIEGO        CA   92105          1            10/14/99         14
    0431592054                           05           12/01/99         25
    6014148                              N            11/01/29
    0


    1952288          K15/G02             F          230,000.00         ZZ
                                         360        230,000.00          1
    7 HAMMOCK DUNES COURT              8.500          1,768.50         90
                                       8.250          1,768.50      257,000.00
    HENDERSON        NV   89052          1            10/18/99         11
    0431602333                           05           12/01/99         25
    3000570                              O            11/01/29
    0


    1952325          F18/G02             F          328,000.00         ZZ
                                         360        328,000.00          1
    4900 LEONA STREET                  8.500          2,522.04         80
                                       8.250          2,522.04      410,000.00
    OAKLAND          CA   94619          5            10/28/99         00
    0431606862                           05           12/01/99          0
    RO2239                               O            11/01/29
    0


    1952326          B60/G02             F           56,250.00         ZZ
                                         360         56,250.00          1
    1313 STEELE STREET #605            8.375            427.54         74
                                       8.125            427.54       77,000.00
    DENVER           CO   80206          1            10/08/99         00
    0431595347                           08           12/01/99          0
    277003                               O            11/01/29
    0


    1952331          P41/G02             F          323,239.00         ZZ
                                         360        323,239.00          1
    4700 IRON HORSE DRIVE              8.375          2,456.85         70
                                       8.125          2,456.85      461,770.00
    LEAWOOD          KS   66224          1            11/02/99         00
    0431604313                           03           12/01/99          0
    0380389                              O            11/01/29
    0
1




    1952339          B60/G02             F          132,000.00         ZZ
                                         360        132,000.00          1
    1826 SW EDGEWOOD COURT             8.375          1,003.30         80
                                       8.125          1,003.30      165,000.00
    BEAVERTON        OR   97005          1            10/18/99         00
    0431595297                           05           12/01/99          0
    277309                               O            11/01/29
    0


    1952355          L28/G02             F          175,200.00         ZZ
                                         360        175,200.00          1
    555 CASA RIO COURT                 8.875          1,393.97         80
                                       8.625          1,393.97      219,000.00
    GRAND JUNCTION   CO   81504          5            10/27/99         00
    0431606649                           05           12/01/99          0
    381683                               O            11/01/29
    0


    1952453          163/G02             F           95,200.00         ZZ
                                         360         95,200.00          1
    4434 NE 64TH AVENUE                8.125            706.86         80
                                       7.875            706.86      119,000.00
    PORTLAND         OR   97218          1            10/05/99         00
    0431601582                           05           12/01/99          0
    7123342                              O            11/01/29
    0


    1952454          E87/G02             F          121,410.00         ZZ
                                         360        121,410.00          1
    1078 SYLVIA CIRCLE                 9.500          1,020.88         90
                                       9.250          1,020.88      134,900.00
    PASO ROBLES      CA   93446          1            10/15/99         10
    0431602507                           05           12/01/99         25
    70002652                             N            11/01/29
    0


    1952555          S48/S48             F          280,000.00         ZZ
                                         360        280,000.00          1
    7 LOUIS EDWARD COURT               8.750          2,202.76         80
                                       8.500          2,202.76      350,000.00
    COCKEYSVILLE     MD   21030          1            10/08/99         00
    0023433790                           05           12/01/99          0
    0023433790                           O            11/01/29
    0


    1952558          549/549             F          280,000.00         ZZ
                                         360        179,306.68          1
1


    50055 CALLE ROSARITA               7.375          1,933.90         80
                                       7.125          1,933.90      350,000.00
    LA QUINTA        CA   92253          1            05/17/99         00
    5000746635                           03           07/01/99          0
    5000746635                           O            06/01/29
    0


    1952577          B57/G02             F          179,200.00         ZZ
                                         360        179,200.00          1
    28017 WINTERDALE DRIVE             8.500          1,377.90         80
                                       8.250          1,377.90      224,000.00
    SANA CLARITA     CA   91351          5            10/15/99         00
    0431596154                           05           12/01/99          0
    9913482                              O            11/01/29
    0


    1952614          738/G02             F          426,800.00         ZZ
                                         360        426,800.00          1
    5314 FARQUHAR DRIVE                8.375          3,243.99         80
                                       8.125          3,243.99      533,500.00
    DALLAS           TX   75209          1            10/25/99         00
    0431607472                           05           12/01/99          0
    4985905                              O            11/01/29
    0


    1952624          637/G02             F          202,750.00         ZZ
                                         360        202,750.00          1
    1271 PALMETTO PENNISULA DR         8.750          1,595.04         90
                                       8.500          1,595.04      225,290.00
    MT PLEASANT      SC   29464          1            10/22/99         10
    0431608009                           03           12/01/99         25
    13113964                             O            11/01/29
    0


    1952628          637/G02             F          428,000.00         ZZ
                                         360        428,000.00          1
    669 COLLIER ROAD NW                8.500          3,290.95         80
                                       8.250          3,290.95      535,000.00
    ATLANTA          GA   30318          1            10/21/99         00
    0431608306                           05           12/01/99          0
    12055018                             O            11/01/29
    0


    1952657          637/G02             F          157,500.00         ZZ
                                         360        157,500.00          2
    1409 42ND STREET                   9.250          1,295.72         90
                                       9.000          1,295.72      175,000.00
    NORFOLK          VA   23508          1            10/21/99         14
    0431605310                           05           12/01/99         25
1


    11313400                             N            11/01/29
    0


    1952700          964/G02             F          168,000.00         ZZ
                                         360        168,000.00          3
    204 206 208 N ROOSELVELT AVENU     8.875          1,336.68         80
                                       8.625          1,336.68      210,000.00
    FORT COLLINS     CO   80521          1            10/29/99         00
    0431602291                           05           12/01/99          0
    66120                                N            11/01/29
    0


    1952727          163/G02             F           86,250.00         ZZ
                                         360         86,250.00          1
    2006 NE 98TH AVENUE                8.500            663.19         75
                                       8.250            663.19      115,000.00
    VANCOUVER        WA   98664          1            09/30/99         00
    0431601558                           05           12/01/99          0
    0217123334                           O            11/01/29
    0


    1952934          637/G02             F          135,000.00         ZZ
                                         360        135,000.00          4
    3947 47TH LANE S                   8.125          1,002.38         90
                                       7.875          1,002.38      150,000.00
    LAKE WORTH       FL   33461          1            10/22/99         14
    0431608025                           05           12/01/99         25
    0013670997                           N            11/01/29
    0


    1953030          964/G02             F          230,000.00         ZZ
                                         360        230,000.00          1
    21231 SOUTH SWEETBRIAR ROAD        8.375          1,748.17         59
                                       8.125          1,748.17      390,000.00
    WEST LINN        OR   97068          2            10/20/99         00
    0431606276                           05           12/01/99          0
    65201                                O            11/01/29
    0


    1953275          E11/G02             F          123,300.00         ZZ
                                         360        123,300.00          1
    2733 S RIVER HILLS DRIVE           8.750            970.00         90
                                       8.500            970.00      137,000.00
    BURNSVILLE       MN   55337          1            10/29/99         04
    0431607266                           05           12/01/99         25
    00                                   N            11/01/29
    0


1


    1953280          S89/G02             F          437,000.00         ZZ
                                         360        436,545.16          1
    1753 WILDFIRE ROAD                 9.250          3,595.09         79
                                       9.000          3,595.09      555,000.00
    ESTES PARK       CO   80517          2            08/25/99         00
    0431607274                           05           10/01/99          0
    521841422                            O            09/01/29
    0


    2683576          387/600             F          154,500.00         ZZ
                                         360        152,984.02          1
    14022 111TH AVENUE EAST            8.000          1,133.67         90
                                       7.750          1,133.67      172,000.00
    PUYALLUP         WA   98374          5            08/27/98         01
    306632218                            03           10/01/98         25
    0001502475                           O            09/01/28
    0


    2734572          G75/G75             F          101,500.00         ZZ
                                         360        100,555.23          1
    1950 N EDISON STREET               7.875            735.95         70
                                       7.625            735.95      145,000.00
    ARLINGTON        VA   22207          5            09/18/98         00
    03616325                             05           11/01/98          0
    03616325                             N            10/01/28
    0


    2763836          354/354             F           41,400.00         ZZ
                                         360         41,183.70          1
    2345 GRAYSON VALLEY CIRCLE         8.250            311.02         68
                                       8.000            311.02       61,000.00
    BIRMINGHAM       AL   35235          5            02/03/99         00
    0022768295                           07           04/01/99          0
    0022768295                           O            03/01/29
    0


    2765348          K08/G02             F           19,000.00         ZZ
                                         360         18,921.80          1
    920 EAST 14TH STREET               8.750            149.47         81
                                       8.500            149.47       23,500.00
    CHESTER          PA   19013          1            03/22/99         04
    0411339864                           05           05/01/99         25
    0411339864                           N            04/01/29
    0


    2780966          K08/G02             F           24,300.00         ZZ
                                         360         24,212.37          1
    8942 S. UNIVERSITY                 8.625            189.00         90
                                       8.375            189.00       27,000.00
1


    CHICAGO          IL   60619          1            04/12/99         10
    0411371750                           05           06/01/99         25
    0411371750                           N            05/01/29
    0


    2794206          354/354             F           44,000.00         T
                                         360         43,804.45          1
    10411 SW 108 AVENUE                8.375            334.44         80
    UNIT 251                           8.125            334.44       55,000.00
    MIAMI            FL   33176          1            03/16/99         00
    0027752039                           01           05/01/99          0
    0027752039                           O            04/01/29
    0


    2796039          K08/G02             F           68,400.00         T
                                         360         68,146.91          1
    176 PARK ROAD                      8.500            525.94         80
                                       8.250            525.94       85,500.00
    MONMOUTH BEACH   NJ   07750          1            04/30/99         00
    0411374390                           01           06/01/99          0
    0411374390                           O            05/01/29
    0


    2796104          K08/G02             F           31,500.00         ZZ
                                         360         31,371.03          2
    1729 STARK AVENUE S.W.             8.000            231.14         90
                                       7.750            231.14       35,000.00
    CANTON           OH   44706          1            04/30/99         04
    0411397086                           05           06/01/99         25
    0411397086                           N            05/01/29
    0


    2796413          F28/G02             F          144,000.00         ZZ
                                         360        143,167.74          1
    8 GILDEA LANE                      7.875          1,044.10         90
                                       7.625          1,044.10      160,000.00
    WESTTOWN         NY   10998          5            02/16/99         10
    0431326271                           05           04/01/99         25
    4568709                              O            03/01/29
    0


    2796501          F28/G02             F          124,000.00         ZZ
                                         360        123,434.96          1
    128 TUMA RD                        8.250            931.57         88
                                       8.000            931.57      141,000.00
    YORKVILLE        IL   60560          5            03/29/99         10
    0431327584                           05           05/01/99         25
    4652600                              O            04/01/29
    0
1




    2798999          526/526             F           38,500.00         ZZ
                                         360         38,288.45          1
    150 APRIL POINT NOR                8.000            282.50         70
                                       7.750            282.50       55,000.00
    MONTGOMERY       TX   77356          1            02/26/99         00
    0361723                              01           04/01/99          0
    0361723                              O            03/01/29
    0


    2799112          526/526             F           58,500.00         ZZ
                                         360         58,254.43          1
    2100 TANGLEWILDE STREET #184       7.875            424.17         90
                                       7.625            424.17       65,000.00
    HOUSTON          TX   77063          1            04/08/99         12
    0366829                              01           06/01/99         25
    0366829                              O            05/01/29
    0


    2799121          526/526             F           40,500.00         ZZ
                                         360         40,305.96          1
    5335 BENT TREE FORES               8.000            297.17         90
                                       7.750            297.17       45,000.00
    DALLAS           TX   75248          1            03/31/99         12
    0367457                              01           05/01/99         25
    0367457                              O            04/01/29
    0


    2799134          526/526             F           31,500.00         ZZ
                                         360         31,349.03          1
    10610 SOUTH 48TH STREET            8.000            231.14         53
                                       7.750            231.14       59,500.00
    PHOENIX          AZ   85044          1            04/01/99         00
    0367988                              01           05/01/99          0
    0367988                              N            04/01/29
    0


    2799169          526/526             F           24,000.00         ZZ
                                         360         23,884.95          1
    461 WEST HOLMES AVENUE #314        8.000            176.11         75
                                       7.750            176.11       32,000.00
    MESA             AZ   85210          1            03/23/99         00
    0366553                              01           05/01/99          0
    0366553                              N            04/01/29
    0


    2800363          K08/G02             F           24,300.00         ZZ
                                         360         24,227.24          1
1


    1143 GORDON STREET                 8.625            189.00         90
                                       8.375            189.00       27,000.00
    TOLEDO           OH   43609          1            05/07/99         01
    0411401938                           05           07/01/99         25
    0411401938                           N            06/01/29
    0


    2803335          286/286             F           34,400.00         ZZ
                                         360         34,079.53          1
    59B PARK CHARLES SOUTH             8.625            267.56         90
                                       8.375            267.56       38,500.00
    ST. PETERS       MO   63376          1            07/31/98         11
    0008971978                           01           09/01/98         25
    0008971978                           N            08/01/28
    0


    2803344          286/286             F           25,600.00         ZZ
                                         360         25,477.29          2
    243 BRINKMAN ST                    8.000            187.85         72
                                       7.750            187.85       36,000.00
    BUFFALO          NY   14211          1            03/25/99         00
    0009033990                           05           05/01/99          0
    0009033990                           N            04/01/29
    0


    2803345          286/286             F           26,400.00         ZZ
                                         360         26,273.44          2
    239-241 BRINKMAN ST                8.000            193.72         70
                                       7.750            193.72       38,000.00
    BUFFALO          NY   14211          1            03/25/99         00
    0009033991                           05           05/01/99          0
    0009033991                           N            04/01/29
    0


    2803401          286/286             F           24,750.00         ZZ
                                         360         24,640.02          1
    655 TALCOTTVILLE RD UT 20          8.375            188.12         69
                                       8.125            188.12       36,000.00
    VERNON           CT   06066          1            03/18/99         00
    0009433344                           01           05/01/99          0
    0009433344                           N            04/01/29
    0


    2803496          286/286             F           31,500.00         ZZ
                                         360         31,366.94          2
    1919 11TH AVE                      8.625            245.01         88
                                       8.375            245.01       36,000.00
    ALTOONA          PA   16601          1            03/30/99         21
    0009513848                           05           05/01/99         25
1


    0009513848                           N            04/01/29
    0


    2803499          286/286             F           21,000.00         ZZ
                                         360         20,429.79          4
    602 N BRADSHAW ST                  8.000            154.10         64
                                       7.750            154.10       33,000.00
    DENTON           TX   76201          1            03/15/99         00
    0009518343                           05           05/01/99          0
    0009518343                           N            04/01/29
    0


    2803504          286/286             F           44,100.00         ZZ
                                         360         43,482.84          2
    3753 BRIGG RD                      8.500            339.10         85
                                       8.250            339.10       52,000.00
    COLUMBUS         OH   43228          1            03/19/99         12
    0009521448                           05           05/01/99         25
    0009521448                           N            04/01/29
    0


    2804868          K08/G02             F           28,350.00         ZZ
                                         360         27,900.60          1
    6810 DEATONHILL DRIVE,UNIT#112     8.000            208.02         90
                                       7.750            208.02       31,500.00
    AUSTIN           TX   78745          1            05/12/99         04
    0411426588                           01           07/01/99         20
    0411426588                           N            06/01/29
    0


    2806771          K08/G02             F           43,600.00         ZZ
                                         360         43,263.91          2
    1741 FRANKLIN ST                   8.500            335.25         80
                                       8.250            335.25       54,500.00
    RACINE           WI   53403          1            05/14/99         00
    0411409337                           05           07/01/99          0
    0411409337                           N            06/01/29
    0


    2806798          K08/G02             F           45,900.00         ZZ
                                         360         45,755.35          1
    54-2 VAIL COLONY                   8.375            348.87         90
                                       8.125            348.87       51,000.00
    FOX LAKE         IL   60020          1            05/14/99         04
    0411410749                           01           07/01/99         25
    0411410749                           N            06/01/29
    0


1


    2806804          K08/G02             F           36,900.00         ZZ
                                         360         36,783.69          1
    2808 WEST AZEELE STREET #216       8.375            280.47         90
                                       8.125            280.47       41,000.00
    TAMPA            FL   33609          1            05/14/99         04
    0411417322                           01           07/01/99         25
    0411417322                           N            06/01/29
    0


    2812351          K08/G02             F          124,800.00         ZZ
                                         360        124,375.67          1
    144 GALLINA CANYON ROAD            8.000            915.74         80
                                       7.750            915.74      156,000.00
    VALDEZ           NM   87580          1            05/24/99         00
    0411408511                           05           07/01/99          0
    0411408511                           O            06/01/29
    0


    2812985          K08/G02             F           25,850.00         ZZ
                                         360         25,766.46          2
    3301 GORDON AVENUE                 8.250            194.20         89
                                       8.000            194.20       29,050.00
    FORT WORTH       TX   76110          1            05/27/99         10
    0411451164                           05           07/01/99         25
    0411451164                           N            06/01/29
    0


    2814006          K08/G02             F           29,650.00         ZZ
                                         360         29,558.93          1
    141B SPRINGWOOD CIRCLE             8.500            227.98         90
                                       8.250            227.98       32,950.00
    LONGWOOD         FL   32750          1            05/25/99         04
    0411421977                           01           07/01/99         25
    0411421977                           N            06/01/29
    0


    2818362          K08/G02             F           31,200.00         ZZ
                                         360         31,101.68          1
    4810 SOUTH DAUPHIN AVE             8.375            237.14         90
    UNIT #D12                          8.125            237.14       34,700.00
    TAMPA            FL   33611          1            06/02/99         04
    0411451925                           01           07/01/99         25
    0411451925                           N            06/01/29
    0


    2818528          623/G02             F           86,400.00         ZZ
                                         360         85,793.36          1
    1919 HARPER ST                     7.875            626.46         78
                                       7.625            626.46      111,500.00
1


    LAWRENCE         KS   66046          2            03/26/99         00
    0431355098                           05           05/01/99          0
    1438046                              O            04/01/29
    0


    2818538          623/G02             F          155,000.00         ZZ
                                         360        154,143.49          1
    8748 WEST WEDGEWOOD DRIVE          7.500          1,083.79         95
                                       7.250          1,083.79      163,500.00
    PEORIA           AZ   85382          2            04/27/99         10
    0431352814                           05           06/01/99         30
    6201599                              O            05/01/29
    0


    2819807          757/G02             F           49,500.00         ZZ
                                         360         49,347.88          1
    12 PROSPECT HEIGHTS                8.500            380.62         90
                                       8.250            380.62       55,000.00
    PETERBOROUGH     NH   03458          1            06/01/99         01
    0431350073                           01           07/01/99         25
    000                                  N            06/01/29
    0


    2820413          K08/G02             F           68,800.00         ZZ
                                         360         68,540.12          1
    705 CASTLE RIDGE ROAD UNIT D       7.875            498.85         80
    BLDG G                             7.625            498.85       86,000.00
    AUSTIN           TX   78746          1            06/02/99         00
    0411455298                           01           07/01/99          0
    0411455298                           O            06/01/29
    0


    2823830          K08/G02             F           58,500.00         ZZ
                                         360         58,377.26          2
    2545-47 HAVANA STREET              9.250            481.27         90
                                       9.000            481.27       65,000.00
    NEW ORLEANS      LA   70119          2            06/09/99         10
    0411381585                           05           08/01/99         25
    0411381585                           N            07/01/29
    0


    2827174          976/G02             F           42,300.00         ZZ
                                         360         42,159.75          1
    1442 WESTBROOKE ST                 8.125            314.08         90
                                       7.875            314.08       47,000.00
    LAWRENCE         KS   66049          1            05/28/99         11
    655424141                            01           07/01/99         25
    5413672                              N            06/01/29
    0
1




    2827195          976/G02             F           37,600.00         ZZ
                                         360         37,512.52          1
    95-2035 WAIKALANI PLACE #B105      8.750            295.80         80
                                       8.500            295.80       47,000.00
    MILILANI         HI   96789          1            06/01/99         00
    655433209                            01           08/01/99          0
    5722715                              N            07/01/29
    0


    2827267          976/G02             F           73,200.00         ZZ
                                         360         72,944.75          2
    940 NW 22 PLACE                    7.875            530.76         80
                                       7.625            530.76       91,500.00
    MIAMI            FL   33125          1            05/27/99         00
    655434231                            05           07/01/99          0
    5735477                              O            06/01/29
    0


    2827526          976/G02             F           42,300.00         ZZ
                                         360         42,166.65          1
    2217 NW 56TH AVENUE                8.375            321.52         90
                                       8.125            321.52       47,000.00
    LAUDERHILL       FL   33313          1            05/22/99         10
    655434264                            01           07/01/99         25
    5735742                              N            06/01/29
    0


    2827542          976/G02             F           54,300.00         ZZ
                                         360         54,145.49          2
    2461-63 NORTH 49TH STREET          8.875            432.04         85
                                       8.625            432.04       63,900.00
    MILWAUKEE        WI   53210          1            05/27/99         10
    655433399                            05           07/01/99         25
    5726540                              N            06/01/29
    0


    2829215          623/623             F           18,450.00         ZZ
                                         360         18,341.14          1
    1514 VERNON                        8.250            138.61         90
                                       8.000            138.61       20,500.00
    FLINT            MI   48506          1            01/12/99         10
    1199477                              05           03/01/99         25
    1199477                              N            02/01/29
    0


    2829997          K08/G02             F           32,000.00         ZZ
                                         360         31,921.61          1
1


    5837-2 QUEEN ELIZABETH WAY         8.625            248.89         80
    UNIT # 72-2                        8.375            248.89       40,000.00
    FORT MYERS       FL   33907          1            06/11/99         00
    0411463938                           01           08/01/99          0
    0411463938                           O            07/01/29
    0


    2831005          K08/G02             F           41,300.00         ZZ
                                         360         41,198.86          1
    18511 EGRET BAY BLVD.              8.500            317.56         95
                                       8.250            317.56       43,500.00
    HOUSTON          TX   77058          1            06/18/99         10
    0411474620                           01           08/01/99         30
    0411474620                           O            07/01/29
    0


    2831983          K08/G02             F          151,400.00         T
                                         360        151,009.82          1
    571 ANCHOR POINT                   8.250          1,137.42         80
                                       8.000          1,137.42      189,331.00
    DELRAY           FL   33444          1            06/21/99         00
    0411303779                           03           08/01/99          0
    0411303779                           O            07/01/29
    0


    2834273          638/G02             F           32,400.00         ZZ
                                         360         32,322.68          2
    1806-1808 CHERRY ST.               8.625            252.00         90
                                       8.375            252.00       36,000.00
    NOBLESVILLE      IN   46060          1            06/21/99         10
    0431371400                           05           08/01/99         25
    8881237                              N            07/01/29
    0


    2834286          638/G02             F          340,000.00         ZZ
                                         360        339,030.78          1
    201 HIGHLAND AVENUE                7.750          2,435.80         80
                                       7.500          2,435.80      425,000.00
    PENNGROVE        CA   94951          5            06/10/99         00
    0431370113                           05           08/01/99          0
    0889904                              O            07/01/29
    0


    2835339          074/074             F           36,000.00         ZZ
                                         360         35,877.58          1
    7700 CAMINO REAL UNIT D105         8.000            264.16         75
                                       7.750            264.16       48,000.00
    MIAMI            FL   33143          1            05/28/99         00
    1311351005                           01           07/01/99          0
1


    1311351005                           O            06/01/29
    0


    2835403          074/074             F           40,500.00         ZZ
                                         360         40,381.75          1
    226 LAUREL STREET, UNIT 20         8.750            318.62         90
                                       8.500            318.62       45,000.00
    EAST HAVEN       CT   06512          1            05/26/99         14
    1580160553                           01           07/01/99         25
    1580160553                           N            06/01/29
    0


    2835443          074/074             F           40,050.00         ZZ
                                         360         39,920.49          1
    9641 SW 77 AVENUE UNIT 203D        8.250            300.89         90
                                       8.000            300.89       44,500.00
    MIAMI            FL   33156          1            05/14/99         14
    1589338676                           01           07/01/99         30
    1589338676                           N            06/01/29
    0


    2835461          074/074             F           45,000.00         ZZ
                                         360         44,861.76          2
    2352 S 13TH STREET                 8.500            346.01         90
                                       8.250            346.01       50,000.00
    ST LOUIS         MO   63118          1            05/20/99         11
    1629000221                           05           07/01/99         30
    1629000221                           N            06/01/29
    0


    2835996          354/354             F          214,800.00         ZZ
                                         360        213,898.38          1
    840 MICHIGAN AVE #24               7.875          1,557.45         80
                                       7.625          1,557.45      268,500.00
    EVANSTON         IL   60202          1            04/26/99         00
    0022902910                           01           06/01/99          0
    0022902910                           O            05/01/29
    0


    2836336          K08/G02             F           75,200.00         ZZ
                                         360         75,020.48          2
    113 & 113-1/2 EAST 5TH ST          8.625            584.90         80
                                       8.375            584.90       94,000.00
    LAUREL           MT   59044          1            06/07/99         00
    0411450588                           05           08/01/99          0
    0411450588                           N            07/01/29
    0


1


    2837026          K08/G02             F          108,300.00         ZZ
                                         360        108,013.75          1
    000 HIGHWAY 83                     8.125            804.12         71
                                       7.875            804.12      154,000.00
    SWAN LAKE        MT   59911          2            06/25/99         00
    0411470461                           05           08/01/99          0
    0411470461                           O            07/01/29
    0


    2837498          950/G02             F           31,900.00         ZZ
                                         360         31,811.30          1
    15210 MACADAM ROAD S #D205         7.875            231.30         69
                                       7.625            231.30       46,900.00
    TUKWILA          WA   98188          1            06/08/99         00
    0431375781                           01           08/01/99          0
    103990528259                         N            07/01/29
    0


    2841871          K08/G02             F           40,500.00         ZZ
                                         360         40,412.80          2
    4524 GODDARD AVENUE                9.125            329.52         90
                                       8.875            329.52       45,000.00
    ORLANDO          FL   32804          1            07/08/99         10
    0411464704                           05           08/01/99         25
    0411464704                           N            07/01/29
    0


    2841873          K08/G02             F           32,400.00         ZZ
                                         360         32,351.80          3
    520 W JEFFERSON                    9.500            272.44         90
                                       9.250            272.44       36,050.00
    ELKHART          IN   46516          1            07/08/99         04
    0411472111                           05           09/01/99         25
    0411472111                           N            08/01/29
    0


    2842729          K08/G02             F           38,250.00         ZZ
                                         360         38,186.85          1
    721 LEE STREET                     9.000            307.77         90
                                       8.750            307.77       42,500.00
    KISSIMMEE        FL   34741          1            07/06/99         04
    0411336209                           05           09/01/99         25
    0411336209                           N            08/01/29
    0


    2842742          K08/G02             F           25,100.00         ZZ
                                         360         25,057.47          1
    1914 MEADOWLARK LANE UNIT #7       8.875            199.71         75
                                       8.625            199.71       33,500.00
1


    CHARLOTTE        NC   28210          1            07/09/99         00
    0411469109                           01           09/01/99          0
    0411469109                           N            08/01/29
    0


    2842760          K08/G02             F           36,900.00         ZZ
                                         360         36,736.75          1
    1611 EUCLID AVENUE UNIT #10        8.875            293.59         70
                                       8.625            293.59       52,750.00
    MIAMI BEACH      FL   33139          1            07/09/99         00
    0411500739                           01           09/01/99          0
    0411500739                           O            08/01/29
    0


    2844428          526/526             F           36,000.00         ZZ
                                         360         35,886.53          2
    13514_ MANN AVE                    8.375            273.63         90
                                       8.125            273.63       40,321.00
    CLEVELAND        OH   44112          1            05/12/99         12
    0353401                              05           07/01/99         25
    0353401                              N            06/01/29
    0


    2844547          526/526             F           31,400.00         ZZ
                                         360         30,990.24          1
    9483 PAGEWOOD LANE #9483           8.000            230.40         90
                                       7.750            230.40       34,900.00
    HOUSTON          TX   77042          1            05/18/99         11
    0372637                              01           07/01/99         25
    0372637                              O            06/01/29
    0


    2844587          526/526             F          625,700.00         ZZ
                                         360        623,073.62          1
    9 NASSAU BOULEVARD                 7.875          4,536.76         66
                                       7.625          4,536.76      950,000.00
    GARDEN CITY      NY   11530          5            04/30/99         00
    0365835                              05           06/01/99          0
    0365835                              O            05/01/29
    0


    2844827          623/G02             F           53,200.00         ZZ
                                         360         53,036.57          1
    3843 TANGLEWILDE                   8.500            409.06         95
                                       8.250            409.06       56,000.00
    HOUSTON          TX   77063          1            05/11/99         01
    0431393099                           01           07/01/99         30
    1345236                              O            06/01/29
    0
1




    2844851          623/G02             F           78,750.00         ZZ
                                         360         78,468.49          1
    1006 WEST SAINT MORTIZ DR          7.750            564.17         90
                                       7.500            564.17       87,500.00
    MOBILE           AL   36608          1            05/25/99         10
    0431390889                           05           07/01/99         25
    1357144                              N            06/01/29
    0


    2844899          623/G02             F          199,500.00         ZZ
                                         360        197,841.22          1
    700 GREDOS PLACE                   8.000          1,463.86         95
                                       7.750          1,463.86      210,000.00
    CHULA VISTA      CA   91910          1            05/19/99         04
    0431392885                           05           07/01/99         30
    6206123                              O            06/01/29
    0


    2848517          976/G02             F          421,500.00         ZZ
                                         360        420,441.01          1
    522 RUSTIC TRAIL                   8.375          3,203.71         75
                                       8.125          3,203.71      562,000.00
    BEAVERCREEK      OH   45434          1            06/16/99         00
    655435220                            05           08/01/99          0
    5761504                              O            07/01/29
    0


    2848582          976/G02             F           35,100.00         ZZ
                                         360         35,018.30          1
    5525 EAST THOMAS ROAD #M-20        8.750            276.14         90
                                       8.500            276.14       39,000.00
    PHOENIX          AZ   85018          1            06/25/99         11
    655431690                            01           08/01/99         25
    5711897                              N            07/01/29
    0


    2848583          976/G02             F           47,200.00         ZZ
                                         360         47,090.16          1
    9850 PAGEWOOD DR.                  8.750            371.33         80
                                       8.500            371.33       59,000.00
    HOUSTON          TX   77042          1            06/21/99         00
    655425759                            01           08/01/99          0
    5584348                              N            07/01/29
    0


    2848840          976/G02             F           54,810.00         ZZ
                                         360         54,637.25          1
1


    927 EMERY RD C304                  8.375            416.60         90
                                       8.125            416.60       60,900.00
    LAWRENCE         KS   66044          1            05/06/99         11
    655424158                            01           07/01/99         25
    5413679                              N            06/01/29
    0


    2848910          976/G02             F           43,500.00         ZZ
                                         360         43,393.45          1
    1970 HANALIMA STREET, #B-104       8.500            334.48         75
                                       8.250            334.48       58,000.00
    LIHUE            HI   96766          1            06/28/99         00
    655433233                            01           08/01/99          0
    5722777                              N            07/01/29
    0


    2850156          K08/G02             F           49,950.00         ZZ
                                         360         49,875.70          2
    2204 14TH AVE NORTH                9.500            420.01         90
                                       9.250            420.01       55,500.00
    NASHVILLE        TN   37208          1            07/16/99         14
    0411507460                           05           09/01/99         25
    0411507460                           N            08/01/29
    0


    2851309          K08/G02             F           30,600.00         ZZ
                                         360         30,552.03          1
    12414 NORTH 58TH STREET            9.250            251.74         90
    UNIT # 69                          9.000            251.74       34,000.00
    TAMPA            FL   33617          1            07/19/99         10
    0411409881                           01           09/01/99         25
    0411409881                           N            08/01/29
    0


    2851314          K08/G02             F           58,950.00         ZZ
                                         360         58,850.12          2
    343 MARTIN LUTHER KING BLVD        8.875            469.03         90
                                       8.625            469.03       65,500.00
    PONTIAC          MI   48342          1            07/19/99         04
    0411463995                           05           09/01/99         25
    0411463995                           N            08/01/29
    0


    2851323          K08/G02             F           38,400.00         ZZ
                                         360         38,326.02          1
    11 STANFORD DRIVE UNIT #2A         8.250            288.49         80
                                       8.000            288.49       48,000.00
    BRIDGEWATER      NJ   08807          1            07/19/99         00
    0411495542                           01           09/01/99          0
1


    0411495542                           N            08/01/29
    0


    2851324          K08/G02             F           39,200.00         ZZ
                                         360         39,124.49          1
    4 COLUMBIA DRIVE, UNIT # 2B        8.250            294.50         80
                                       8.000            294.50       49,000.00
    BRIDGEWATER      NJ   08801          1            07/19/99         00
    0411495559                           01           09/01/99          0
    0411495559                           N            08/01/29
    0


    2851971          K08/G02             F           56,700.00         ZZ
                                         360         56,611.13          2
    326/326 1/2 W. MADISON STREET      9.250            466.46         90
                                       9.000            466.46       63,000.00
    SOUTH BEND       IN   46601          1            07/20/99         04
    0411450356                           05           09/01/99         25
    0411450356                           N            08/01/29
    0


    2852768          K08/G02             F           66,000.00         ZZ
                                         360         65,888.16          1
    28947 THOUSAND OAKS BOULEVARD      8.875            525.13         75
    UNIT #105                          8.625            525.13       88,000.00
    AGOURA HILLS     CA   91301          1            07/16/99         00
    0411505696                           01           09/01/99          0
    0411505696                           N            08/01/29
    0


    2852771          K08/G02             F           59,400.00         ZZ
                                         360         59,311.65          1
    100 WATSESSING AVENUE              9.500            499.47         90
                                       9.250            499.47       66,000.00
    BLOOMFIELD       NJ   07003          1            07/21/99         04
    0411515687                           01           09/01/99         25
    0411515687                           N            08/01/29
    0


    2853482          168/168             F          288,000.00         ZZ
                                         360        287,445.26          1
    8 BEAUPRE COURT                    8.250          2,163.65         80
                                       8.000          2,163.65      360,000.00
    HUNTINGTON       NY   11743          1            07/06/99         00
    189500000                            05           09/01/99          0
    189500000                            O            08/01/29
    0


1


    2853802          638/G02             F           61,050.00         ZZ
                                         360         60,946.57          1
    1860 WHITE OAK DRIVE UNIT 204      8.875            485.74         95
                                       8.625            485.74       64,300.00
    HOUSTON          TX   77000          1            07/08/99         14
    0431394634                           01           09/01/99         30
    8859271                              O            08/01/29
    0


    2854965          638/G02             F           67,920.00         ZZ
                                         360         67,789.17          1
    14018 SUSAN COURT                  8.250            510.26         80
                                       8.000            510.26       84,900.00
    SUGAR LAND       TX   77478          1            07/15/99         00
    0431397231                           03           09/01/99          0
    8911523                              O            08/01/29
    0


    2855182          K08/G02             F           44,600.00         ZZ
                                         360         44,528.26          1
    308 ENDORA COURT                   9.125            362.88         90
                                       8.875            362.88       49,606.00
    BRICK            NJ   08724          1            07/23/99         04
    0411492648                           01           09/01/99         25
    0411492648                           N            08/01/29
    0


    2855856          K08/G02             F           24,300.00         ZZ
                                         360         24,242.67          1
    1411 SOUTH 21ST STREET             8.625            189.00         90
                                       8.375            189.00       27,000.00
    NEW CASTLE       IN   47362          1            07/26/99         04
    0411482888                           05           09/01/99         25
    0411482888                           N            08/01/29
    0


    2855864          K08/G02             F           24,300.00         ZZ
                                         360         24,240.69          2
    2434-36 MAZANT STREET              9.125            197.71         90
                                       8.875            197.71       27,000.00
    NEW ORLEANS      LA   70114          1            07/26/99         10
    0411509417                           05           09/01/99         30
    0411509417                           N            08/01/29
    0


    2855870          K08/G02             F           57,150.00         ZZ
                                         360         57,010.19          2
    1006 & 1008 BANK STREET            8.750            449.60         90
                                       8.500            449.60       63,500.00
1


    WINSTON SALEM    NC   27101          1            07/26/99         14
    0411519606                           05           09/01/99         25
    0411519606                           N            08/01/29
    0


    2856643          K08/G02             F           49,600.00         ZZ
                                         360         49,509.22          1
    5839 SANDHURST UNIT #C             8.500            381.38         95
                                       8.250            381.38       52,250.00
    DALLAS           TX   75206          1            07/26/99         10
    0411540719                           01           09/01/99         30
    0411540719                           O            08/01/29
    0


    2857239          K08/G02             F           49,600.00         ZZ
                                         360         49,553.53          2
    93 - 95 BARROWS STREET             9.750            426.14         80
                                       9.500            426.14       62,000.00
    PROVIDENCE       RI   02909          1            07/28/99         00
    0411522865                           05           10/01/99          0
    0411522865                           N            09/01/29
    0


    2858358          K08/G02             F           31,500.00         ZZ
                                         360         31,456.71          4
    5802 CHOPIN                        9.875            273.53         90
                                       9.625            273.53       35,000.00
    DETROIT          MI   48210          1            07/29/99         01
    0411503519                           05           09/01/99         25
    0411503519                           N            08/01/29
    0


    2858360          K08/G02             F           80,900.00         ZZ
                                         360         80,753.53          2
    4809 SHADOWBEND DRIVE              8.750            636.44         90
                                       8.500            636.44       89,900.00
    CORPUS CHRISTI   TX   78413          1            07/29/99         10
    0411505027                           05           09/01/99         25
    0411505027                           N            08/01/29
    0


    2858361          K08/G02             F           80,900.00         ZZ
                                         360         80,753.53          2
    4805 SHADOWBEND DRIVE              8.750            636.44         90
                                       8.500            636.44       89,900.00
    CORPUS CHRISTI   TX   78413          1            07/29/99         04
    0411505308                           05           09/01/99         25
    0411505308                           N            08/01/29
    0
1




    2858996          976/R97             F           47,000.00         ZZ
                                         360         46,872.58          1
    9010 SW 125 AVENUE, G305           8.000            344.87         75
                                       7.750            344.87       63,500.00
    MIAMI            FL   33186          1            07/01/99         00
    TO BE ASSIGNED                       01           08/01/99          0
    5778617                              N            07/01/29
    0


    2859037          976/R97             F           67,410.00         ZZ
                                         360         67,307.05          2
    3770 EAST BARNARD                  9.375            560.69         90
                                       9.125            560.69       74,900.00
    CUDAHY           WI   53110          1            07/15/99         11
    TO BE ASSIGNED                       05           09/01/99         25
    5726690                              N            08/01/29
    0


    2859059          976/R97             F           39,900.00         ZZ
                                         360         39,830.61          1
    39225 10TH STREET WEST #D          8.750            313.90         80
                                       8.500            313.90       49,900.00
    PALMDALE         CA   93551          1            07/14/99         00
    TO BE ASSIGNED                       01           09/01/99          0
    5694881                              N            08/01/29
    0


    2859072          976/R97             F           70,000.00         ZZ
                                         360         69,810.22          2
    335 EAST PURDUE AVENUE             8.000            513.64         70
                                       7.750            513.64      100,000.00
    PHOENIX          AZ   85020          1            06/24/99         00
    TO BE ASSIGNED                       05           08/01/99          0
    5758732                              N            07/01/29
    0


    2859081          976/R97             F           69,300.00         ZZ
                                         360         69,125.86          2
    3587 LADD AVENUE                   8.375            526.74         90
                                       8.125            526.74       77,000.00
    NORFOLK          VA   23502          1            06/30/99         21
    TO BE ASSIGNED                       05           08/01/99         25
    5757906                              N            07/01/29
    0


    2859104          976/R97             F           81,900.00         ZZ
                                         360         81,110.18          2
1


    8A & 8B NEW YORK STREET            8.500            629.75         90
                                       8.250            629.75       91,000.00
    DOVER            NH   03820          1            07/08/99         21
    TO BE ASSIGNED                       05           09/01/99         25
    5544303                              N            08/01/29
    0


    2859119          976/R97             F           43,650.00         ZZ
                                         360         43,585.05          2
    4540 OAKLAND                       9.500            367.04         90
                                       9.250            367.04       48,500.00
    ST. LOUIS        MO   63110          1            07/06/99         11
    TO BE ASSIGNED                       05           09/01/99         25
    5667690                              N            08/01/29
    0


    2860323          K08/G02             F          202,500.00         ZZ
                                         360        202,109.97          1
    16407 NE BEEBE ROAD                8.250          1,521.31         75
                                       8.000          1,521.31      270,000.00
    BATTLE GROUND    WA   98604          5            07/23/99         00
    0411459225                           05           09/01/99          0
    0411459225                           O            08/01/29
    0


    2860326          K08/G02             F           27,000.00         ZZ
                                         360         26,448.38          2
    20515-17 KEATING                   9.500            227.03         90
                                       9.250            227.03       30,000.00
    DETROIT          MI   48203          1            07/30/99         04
    0411483886                           05           09/01/99         25
    0411483886                           N            08/01/29
    0


    2860375          K08/G02             F           36,000.00         ZZ
                                         360         35,935.79          1
    11330 FAIR OAKS BOULEVARD          8.625            280.00         80
    UNIT # 210                         8.375            280.00       45,000.00
    FAIR OAKS        CA   95628          1            07/26/99         00
    0411537509                           01           09/01/99          0
    0411537509                           N            08/01/29
    0


    2863170          074/074             F           57,500.00         ZZ
                                         360         57,351.81          1
    3078 MATILDA AVENUE #3078          8.250            431.98         50
                                       8.000            431.98      115,000.00
    MIAMI            FL   33133          1            06/23/99         00
    1511840876                           01           08/01/99          0
1


    1511840876                           O            07/01/29
    0


    2863173          074/074             F           49,450.00         ZZ
                                         360         48,749.17          1
    1003 S 308TH STREET                7.875            358.55         90
                                       7.625            358.55       54,950.00
    FEDERAL WAY      WA   98003          1            03/15/99         04
    1513704052                           01           05/01/99         25
    1513704052                           N            04/01/29
    0


    2863217          074/074             F           31,500.00         ZZ
                                         360         31,422.84          3
    323 E PHILADELPHIA ST              8.500            242.21         90
                                       8.250            242.21       35,000.00
    RAPID CITY       SD   57701          1            06/23/99         11
    1583224175                           05           08/01/99         25
    1583224175                           N            07/01/29
    0


    2863581          076/076             F           64,600.00         ZZ
                                         360         64,433.52          2
    6771    HUNTINGDON ST              8.250            485.32         88
                                       8.000            485.32       74,000.00
    HARRISBURG       PA   17111          1            06/10/99         10
    1903908                              05           08/01/99         30
    1903908                              O            07/01/29
    0


    2863832          K08/G02             F           83,000.00         ZZ
                                         360         82,477.14          1
    1542 WAKEFIELD DRIVE               8.000            609.02         79
                                       7.750            609.02      106,000.00
    HOUSTON          TX   77018          5            07/26/99         00
    0411450133                           05           09/01/99          0
    0411450133                           O            08/01/29
    0


    2863842          K08/G02             F           76,000.00         ZZ
                                         360         75,765.90          1
    3035 31ST ST                       8.250            570.96         80
                                       8.000            570.96       95,000.00
    COLUMBUS         IN   47203          5            07/27/99         00
    0411502438                           05           09/01/99          0
    0411502438                           O            08/01/29
    0


1


    2863858          K08/G02             F           54,000.00         ZZ
                                         360         53,915.38          2
    2531 NE 4TH ST                     9.250            444.24         90
                                       9.000            444.24       60,000.00
    MINNEAPOLIS      MN   55411          1            08/02/99         01
    0411536469                           05           09/01/99         25
    0411536469                           N            08/01/29
    0


    2863859          K08/G02             F           54,000.00         ZZ
                                         360         53,943.80          2
    2525 JAMES AVENUE NORTH            9.250            444.24         90
                                       9.000            444.24       60,000.00
    MINNEAPOLIS      MN   55411          1            08/02/99         04
    0411536550                           05           10/01/99         25
    0411536550                           N            09/01/29
    0


    2864250          K08/G02             F           56,000.00         ZZ
                                         360         55,930.14          2
    307 HUNTER AVENUE                  8.375            425.64         80
                                       8.125            425.64       70,000.00
    JOLIET           IL   60435          1            08/05/99         00
    0411477664                           05           10/01/99          0
    0411477664                           N            09/01/29
    0


    2865390          736/G02             F           50,000.00         ZZ
                                         360         47,011.04          1
    3488 CAMINITO AVENUE               8.125            371.25         34
                                       7.875            371.25      150,000.00
    YUBA CITY        CA   95993          1            06/18/99         00
    0431427517                           05           08/01/99          0
    744037                               O            07/01/29
    0


    2865403          736/G02             F          215,750.00         ZZ
                                         180        215,334.42          1
    900 MEYERS COURT                   8.250          1,620.86         80
                                       8.000          1,620.86      269,703.00
    BRENTWOOD        CA   94513          1            07/20/99         00
    0431427665                           05           09/01/99          0
    916109                               O            08/01/14
    0


    2865405          736/G02             F           44,250.00         ZZ
                                         180         44,175.01          1
    19414 FERRETTI  ROAD               8.875            352.08         75
                                       8.625            352.08       59,000.00
1


    GROVELAND        CA   95321          1            07/15/99         00
    0431427699                           03           09/01/99          0
    917135                               O            08/01/14
    0


    2865406          736/G02             F          135,000.00         ZZ
                                         180        134,771.24          1
    8927 SOUTHWEST 51ST AVENUE         8.875          1,074.13         79
                                       8.625          1,074.13      171,000.00
    PORTLAND         OR   97219          1            07/09/99         00
    0431427707                           05           09/01/99          0
    917246                               O            08/01/14
    0


    2865408          736/G02             F           65,450.00         ZZ
                                         180         65,333.21          1
    1218 EAST HARRISON AVENUE          8.625            509.07         70
                                       8.375            509.07       93,500.00
    COUER D' ALENE   ID   83814          1            07/20/99         00
    0431427723                           05           09/01/99          0
    917360                               O            08/01/14
    0


    2865410          736/G02             F          209,900.00         ZZ
                                         180        209,535.04          1
    6522 S. PIERSON COURT              8.750          1,651.29         75
                                       8.500          1,651.29      279,900.00
    LITTLETON        CO   80127          1            07/22/99         00
    0431427756                           03           09/01/99          0
    918655                               O            08/01/14
    0


    2865422          736/G02             F           46,400.00         ZZ
                                         180         46,299.23          2
    3712 16TH AVENUE                   8.375            352.68         80
                                       8.125            352.68       58,000.00
    SACRAMENTO       CA   95820          1            07/06/99         00
    0431427863                           05           09/01/99          0
    922752                               N            08/01/14
    0


    2865424          736/G02             F          162,000.00         ZZ
                                         180        161,739.39          1
    6224 CAMINITO DEL OESTE            9.125          1,318.09         75
                                       8.875          1,318.09      216,000.00
    SAN DIEGO        CA   92111          1            07/12/99         00
    0431427889                           01           09/01/99          0
    922952                               O            08/01/14
    0
1




    2865427          736/G02             F          114,000.00         ZZ
                                         180        113,801.79          1
    216 PINEWOOD LANE, UNIT C-3        8.750            896.84         80
                                       8.500            896.84      142,500.00
    KETCHUM          ID   83340          1            07/13/99         00
    0431427913                           01           09/01/99          0
    923132                               O            08/01/14
    0


    2865442          736/G02             F          204,000.00         ZZ
                                         180        203,719.64          4
    893 DWIGHT CRESCENT                9.875          1,771.44         80
                                       9.625          1,771.44      255,000.00
    BERKELEY         CA   94710          1            07/23/99         00
    0431428077                           05           09/01/99          0
    926621                               N            08/01/14
    0


    2865452          736/G02             F          208,000.00         ZZ
                                         180        207,673.98          4
    10260 SENTRY DRIVE                 9.250          1,711.17         80
                                       9.000          1,711.17      260,000.00
    STANTON          CA   90680          1            07/23/99         00
    0431428184                           05           09/01/99          0
    928978                               N            08/01/14
    0


    2865454          736/G02             F          107,000.00         ZZ
                                         180        106,804.16          1
    1498 SOUTHWEST 17TH COURT          8.500            822.74         55
                                       8.250            822.74      197,500.00
    GRESHAM          OR   97080          1            07/23/99         00
    0431428200                           05           09/01/99          0
    929347                               O            08/01/14
    0


    2865458          736/G02             F           86,400.00         T
                                         180         86,264.56          1
    1121 NORTH ARROYA                  9.250            710.80         90
                                       9.000            710.80       96,000.00
    MESA             AZ   85205          1            07/28/99         04
    0431428234                           03           09/01/99         25
    930511                               O            08/01/14
    0


    2865728          K08/G02             F           34,650.00         ZZ
                                         360         34,615.77          2
1


    959 CURTIS                         9.500            291.36         90
                                       9.250            291.36       38,500.00
    TOLEDO           OH   43609          1            08/09/99         10
    0411543853                           05           10/01/99         25
    0411543853                           N            09/01/29
    0


    2865734          K08/G02             F           39,150.00         ZZ
                                         360         39,114.28          1
    4405 FAIR OAKS AVE UNIT #22        9.875            339.96         90
                                       9.625            339.96       43,500.00
    TAMPA            FL   33611          1            08/09/99         04
    0411557432                           01           10/01/99         25
    0411557432                           N            09/01/29
    0


    2865961          736/G02             F           76,000.00         ZZ
                                         180         75,867.85          2
    11 COUNTY ROAD 3010                8.750            597.90         90
                                       8.500            597.90       84,500.00
    AZTEC            NM   87410          1            07/14/99         04
    0431428283                           05           09/01/99         25
    919990                               N            08/01/14
    0


    2868000          K08/G02             F           86,400.00         ZZ
                                         360         86,316.89          2
    8005 BROCKMAN STREET UNIT A&B      9.625            734.39         80
                                       9.375            734.39      108,000.00
    AUSTIN           TX   78757          1            08/10/99         00
    0411558489                           05           10/01/99          0
    0411558489                           N            09/01/29
    0


    2871385          375/G02             F           60,000.00         ZZ
                                         360         59,760.48          1
    305 WIMBLEDON WAY                  8.125            445.50         75
                                       7.875            445.50       80,000.00
    BLACKWOOD        NJ   08012          1            04/23/99         00
    0431426758                           01           06/01/99          0
    5810885060                           N            05/01/29
    0


    2872029          K08/G02             F           86,400.00         ZZ
                                         360         86,305.27          2
    115 WEST PARK AVENUE               9.000            695.19         90
                                       8.750            695.19       96,000.00
    PLEASANTVILLE    NJ   08232          1            08/12/99         10
    0411532419                           05           10/01/99         25
1


    0411532419                           N            09/01/29
    0


    2872040          K08/G02             F           22,500.00         ZZ
                                         360         22,478.92          2
    2765 HAZEL STREET                  9.750            193.31         90
                                       9.500            193.31       25,000.00
    OMAHA            NE   68105          1            08/12/99         10
    0411556129                           05           10/01/99         25
    0411556129                           N            09/01/29
    0


    2872729          K08/G02             F           49,500.00         ZZ
                                         360         49,409.40          2
    534 SCHUYLKILL STREET              8.500            380.61         90
                                       8.250            380.61       55,000.00
    HARRISBURG       PA   17110          1            07/06/99         12
    0411470099                           05           09/01/99         25
    0411470099                           N            08/01/29
    0


    2872730          K08/G02             F           42,750.00         ZZ
                                         360         42,707.77          2
    4627-29 N. 45TH STREET             9.500            359.47         90
                                       9.250            359.47       47,500.00
    MILWAUKEE        WI   53218          1            08/13/99         10
    0411478589                           05           10/01/99         25
    0411478589                           N            09/01/29
    0


    2877331          196/G02             F           49,600.00         ZZ
                                         360         49,501.99          2
    811 AVON STREET                    8.125            368.28         80
                                       7.875            368.28       62,000.00
    AKRON            OH   44310          1            07/09/99         00
    0431443399                           05           09/01/99          0
    1290905                              O            08/01/29
    0


    2878265          623/G02             F           57,600.00         ZZ
                                         360         57,386.91          2
    5734 W. OHIO                       8.500            442.89         70
                                       8.250            442.89       82,300.00
    CHICAGO          IL   60644          1            04/09/99         00
    0431435767                           05           06/01/99          0
    1336887                              N            05/01/29
    0


1


    2878283          623/G02             F           64,700.00         ZZ
                                         360         64,595.89          2
    51 NORTH MAPLE STREET              9.125            526.43         90
                                       8.875            526.43       71,900.00
    ORWELL           OH   44076          1            07/22/99         01
    0431439090                           05           09/01/99         25
    1359567                              N            08/01/29
    0


    2878306          623/G02             F           59,300.00         ZZ
                                         360         59,131.47          1
    655 REGENCY WAY                    8.500            455.97         90
                                       8.250            455.97       65,900.00
    KISSIMMEE        FL   34758          1            06/29/99         10
    0431432475                           05           08/01/99         25
    1364521                              N            07/01/29
    0


    2878330          623/G02             F           34,650.00         ZZ
                                         360         34,573.45          1
    4223 GULF SHORES DR E              9.000            278.80         90
                                       8.750            278.80       38,500.00
    FLORISSANT       MO   63034          1            07/27/99         01
    0431429380                           01           09/01/99         25
    1374845                              N            08/01/29
    0


    2878351          623/G02             F           21,600.00         ZZ
                                         360         21,560.45          1
    130 GRAPELAND AVENUE               8.500            166.09         80
                                       8.250            166.09       27,000.00
    SAN ANTONIO      TX   78214          1            07/15/99         00
    0431434356                           05           09/01/99          0
    5216619                              O            08/01/29
    0


    2878362          623/G02             F          183,200.00         ZZ
                                         360        182,789.54          1
    246 CAMINO VISTA REAL              7.500          1,280.97         80
                                       7.250          1,280.97      229,000.00
    CHULA VISTA      CA   91910          1            07/20/99         00
    0431430206                           05           09/01/99          0
    6207276                              O            08/01/29
    0


    2879443          K08/G02             F           80,100.00         ZZ
                                         360         80,018.79          2
    6140-6142 BELMONT AVENUE           9.375            666.23         80
                                       9.125            666.23      100,144.00
1


    DALLAS           TX   75214          1            08/13/99         00
    0411551419                           05           10/01/99          0
    0411551419                           N            09/01/29
    0


    2879452          K08/G02             F           58,500.00         ZZ
                                         360         58,437.49          2
    1014-1016 LISA LANE EAST           9.125            475.98         90
                                       8.875            475.98       65,000.00
    APOPKA           FL   32703          1            08/18/99         11
    0411566052                           05           10/01/99         25
    0411566052                           N            09/01/29
    0


    2879453          K08/G02             F           58,500.00         ZZ
                                         360         58,437.49          2
    1018-1020 LISA LANE EAST           9.125            475.98         90
                                       8.875            475.98       65,000.00
    APOPKA           FL   32703          1            08/18/99         01
    0411566086                           05           10/01/99         30
    0411566086                           N            09/01/29
    0


    2879454          K08/G02             F           58,500.00         ZZ
                                         360         58,437.49          2
    1022/1024 LISA LANE EAST           9.125            475.98         90
                                       8.875            475.98       65,000.00
    APOPKA           FL   32703          1            08/18/99         04
    0411566102                           05           10/01/99         25
    0411566102                           N            09/01/29
    0


    2879455          K08/G02             F           58,500.00         ZZ
                                         360         58,437.49          2
    1102/1104 LISA LANE EAST           9.125            475.98         90
                                       8.875            475.98       65,000.00
    APOPKA           FL   32703          1            08/18/99         10
    0411566110                           05           10/01/99         25
    0411566110                           N            09/01/29
    0


    2882811          696/G02             F          260,800.00         ZZ
                                         360        260,482.88          1
    6120 STONEHENGE PLACE              8.500          2,005.33         80
                                       8.250          2,005.33      326,000.00
    ROCKVILLE        MD   20852          1            08/20/99         00
    0431430297                           01           10/01/99          0
    30599069                             O            09/01/29
    0
1




    2882921          405/405             F          222,500.00         ZZ
                                         360        222,037.61          1
    43214 PARKERS RIDGE DR             7.875          1,613.28         90
                                       7.625          1,613.28      249,865.00
    LEESBURG         VA   20176          1            07/30/99         11
    16037210                             03           09/01/99         25
    16037210                             O            08/01/29
    0


    2886245          638/G02             F          264,000.00         ZZ
                                         240        263,154.92          1
    670 PARAMUS ROAD                   8.500          2,291.05         80
                                       8.250          2,291.05      330,000.00
    PARAMUS          NJ   07652          1            08/09/99         00
    0431438811                           05           10/01/99          0
    08903784                             O            09/01/19
    0


    2886273          638/G02             F          252,000.00         ZZ
                                         360        251,693.60          1
    824 OLMSTEAD STREET                8.500          1,937.66         80
                                       8.250          1,937.66      315,000.00
    SAN FRANCISCO    CA   94134          1            08/09/99         00
    0431438324                           05           10/01/99          0
    08929263                             O            09/01/29
    0


    2886667          K08/G02             F           67,000.00         ZZ
                                         360         66,880.47          1
    3019 LAZY PINE LANE                8.625            521.12         60
                                       8.375            521.12      111,685.00
    LA PORTE         TX   77571          1            08/02/99         00
    0411547524                           03           09/01/99          0
    0411547524                           O            08/01/29
    0


    2886669          K08/G02             F          130,000.00         ZZ
                                         360        129,864.68          4
    5856 SHADYMIST LANE                9.250          1,069.48         90
                                       9.000          1,069.48      145,000.00
    CINCINNATI       OH   45239          2            08/23/99         14
    0411547771                           05           10/01/99         25
    0411547771                           N            09/01/29
    0


    2890758          K08/G02             F           74,200.00         ZZ
                                         360         74,118.64          2
1


    134 MOUNT HERMON WAY               9.000            597.03         90
                                       8.750            597.03       82,500.00
    NEPTUNE TOWNSHI  NJ   07756          1            08/26/99         10
    0411559545                           05           10/01/99         25
    0411559545                           N            09/01/29
    0


    2890767          K08/G02             F           81,450.00         ZZ
                                         360         81,367.42          2
    1912 NICOLE CIRCLE                 9.375            677.46         90
                                       9.125            677.46       90,500.00
    ROUND ROCK       TX   78664          1            08/26/99         10
    0411579600                           05           10/01/99         25
    0411579600                           N            09/01/29
    0


    2891198          K15/G02             F           85,500.00         ZZ
                                         360         85,403.77          2
    3790 3794 SERUBI AVENUE            8.875            680.28         90
                                       8.625            680.28       95,000.00
    LAKE WORTH       FL   33434          1            08/24/99         04
    0431453109                           05           10/01/99         25
    1000147                              N            09/01/29
    0


    2892759          K08/G02             F           42,750.00         ZZ
                                         360         42,627.86          2
    709-711 SOUTH BIRMINGHAM AVENU     9.750            367.29         90
                                       9.500            367.29       47,500.00
    TULSA            OK   74104          1            08/27/99         04
    0411568843                           05           10/01/99         25
    0411568843                           N            09/01/29
    0


    2892772          K08/G02             F           62,100.00         T
                                         360         61,830.10          1
    5590 SPRING VALLEY ROAD, #202B     8.875            494.10         90
                                       8.625            494.10       69,000.00
    DALLAS           TX   75240          1            08/26/99         10
    0411578917                           01           10/01/99         25
    0411578917                           O            09/01/29
    0


    2892777          K08/G02             F           32,600.00         ZZ
                                         360         32,513.91          1
    1075 E MERRIMAR CI                 9.625            277.10         75
                                       9.375            277.10       43,500.00
    COLUMBUS         OH   43220          1            08/27/99         00
    0411582752                           01           10/01/99          0
1


    0411582752                           N            09/01/29
    0


    2892804          696/G02             F          356,000.00         ZZ
                                         360        355,544.42          1
    3615 LAUREL LEAF LANE              8.250          2,674.51         80
                                       8.000          2,674.51      445,000.00
    FAIRFAX          VA   22031          1            08/30/99         00
    0431445550                           05           10/01/99          0
    21799213                             O            09/01/29
    0


    2893338          G41/G02             F          157,250.00         ZZ
                                         360        157,058.79          1
    220 FLAGSTONE DRIVE                8.500          1,209.12         85
                                       8.250          1,209.12      185,000.00
    ANTIOCH          CA   94509          5            08/18/99         11
    0431446681                           05           10/01/99         12
    61109619                             O            09/01/29
    0


    2893670          480/G02             F           41,500.00         ZZ
                                         360         41,429.70          1
    501 5TH STREET                     8.875            330.19         80
                                       8.625            330.19       52,000.00
    MONTGOMERY       AL   36110          5            07/30/99         00
    0431555713                           05           09/01/99          0
    2955094                              N            08/01/29
    0


    2894165          976/976             F           76,500.00         ZZ
                                         360         76,373.69          2
    234 AND 236 EAST PINE STREET       9.000            615.54         90
                                       8.750            615.54       85,000.00
    STOCKTON         CA   95204          1            07/27/99         11
    5420756                              05           09/01/99         25
    5420756                              N            08/01/29
    0


    2894166          976/976             F           76,500.00         ZZ
                                         360         76,373.69          2
    226 & 228 EAST PINE STREET         9.000            615.54         90
                                       8.750            615.54       85,000.00
    STOCKTON         CA   95204          1            07/27/99         11
    5420757                              05           09/01/99         25
    5420757                              N            08/01/29
    0


1


    2894211          976/976             F           31,000.00         ZZ
                                         360         30,948.79          1
    6 ESTATE DRIVE                     9.000            249.44         68
                                       8.750            249.44       46,000.00
    MIDDLETOWN       NY   10940          1            07/20/99         00
    5624992                              01           09/01/99          0
    5624992                              N            08/01/29
    0


    2894224          976/976             F           66,000.00         ZZ
                                         360         65,925.71          1
    7743 SW 86 ST # D-135              8.875            525.13         80
                                       8.625            525.13       82,500.00
    MIAMI            FL   33143          1            08/13/99         00
    5646305                              01           10/01/99          0
    5646305                              N            09/01/29
    0


    2894248          976/976             F           62,100.00         ZZ
                                         360         61,994.76          2
    24-26 PINE STREET                  8.875            494.10         90
                                       8.625            494.10       69,000.00
    NEW HAVEN        CT   06513          1            07/29/99         11
    5682188                              05           09/01/99         25
    5682188                              N            08/01/29
    0


    2894253          976/976             F           56,000.00         ZZ
                                         360         55,819.95          2
    1124 & 1126 NORTH 2ND STREET       8.375            425.65         80
                                       8.125            425.65       70,000.00
    PAYETTE          ID   83661          1            07/02/99         00
    5688660                              05           09/01/99          0
    5688660                              N            08/01/29
    0


    2894254          976/976             F           56,000.00         ZZ
                                         360         55,819.95          2
    1128 & 1130 NORTH 2ND STREET       8.375            425.65         80
                                       8.125            425.65       70,000.00
    PAYETTE          ID   83661          1            07/02/99         00
    5688661                              05           09/01/99          0
    5688661                              N            08/01/29
    0


    2894255          976/976             F           63,000.00         ZZ
                                         360         62,833.38          2
    1132 & 1134 NORTH 2ND STREET       8.375            478.85         90
                                       8.125            478.85       70,000.00
1


    PAYETTE          ID   83661          1            07/02/99         21
    5688662                              05           09/01/99         25
    5688662                              N            08/01/29
    0


    2894284          976/976             F           36,000.00         ZZ
                                         360         35,946.45          3
    570 PRIVILEGE STREET               9.500            302.71         80
                                       9.250            302.71       45,000.00
    WOONSOCKET       RI   02895          1            07/30/99         00
    5710755                              05           09/01/99          0
    5710755                              N            08/01/29
    0


    2894299          976/976             F           67,500.00         ZZ
                                         360         67,402.20          2
    1346 MILLER REED AVE SE            9.625            573.75         90
                                       9.375            573.75       75,000.00
    ATLANTA          GA   30315          1            08/05/99         11
    5717369                              05           09/01/99         25
    5717369                              N            08/01/29
    0


    2894305          976/976             F           58,410.00         ZZ
                                         360         58,284.20          2
    3140 SOUTH GRIFFIN AVENUE          9.125            475.25         90
                                       8.875            475.25       64,900.00
    MILWAUKEE        WI   53212          1            06/25/99         11
    5726691                              05           08/01/99         25
    5726691                              N            07/01/29
    0


    2894319          976/976             F           80,000.00         ZZ
                                         360         79,920.97          2
    767 ST LOUIS                       9.500            672.69         80
                                       9.250            672.69      100,000.00
    FERNDALE         MI   48220          1            08/17/99         00
    5737369                              05           10/01/99          0
    5737369                              N            09/01/29
    0


    2894326          976/976             F           73,000.00         ZZ
                                         360         72,873.06          2
    6327 & 6329 MORGAN PLACE           8.750            574.30         90
                                       8.500            574.30       81,150.00
    STOCKTON         CA   95219          1            07/29/99         04
    5739433                              05           09/01/99         25
    5739433                              N            08/01/29
    0
1




    2894362          976/976             F           48,200.00         ZZ
                                         360         48,141.39          2
    1142-1144 WILSON AVENUE            8.500            370.62         90
                                       8.250            370.62       53,600.00
    COLUMBUS         OH   43206          1            08/11/99         04
    5761375                              05           10/01/99         25
    5761375                              N            09/01/29
    0


    2894375          976/976             F           58,500.00         ZZ
                                         360         58,269.64          2
    10724 53RD AVENUE NORTH            8.625            455.01         90
                                       8.375            455.01       65,000.00
    ST. PETERSBURG   FL   33708          1            07/30/99         10
    5766016                              05           09/01/99         25
    5766016                              N            08/01/29
    0


    2894396          976/976             F          208,000.00         ZZ
                                         360        207,476.39          1
    1635 WEST OLIVE                    9.000          1,673.62         80
                                       8.750          1,673.62      260,000.00
    CHICAGO          IL   60660          5            07/26/99         00
    5772025                              05           09/01/99          0
    5772025                              N            08/01/29
    0


    2894407          976/976             F           62,800.00         ZZ
                                         360         62,638.62          2
    1417 2ND STREET NORTHEAST          9.125            510.97         80
                                       8.875            510.97       78,500.00
    MINNEAPOLIS      MN   55418          1            06/24/99         00
    5775315                              05           08/01/99          0
    5775315                              N            07/01/29
    0


    2894409          976/976             F           44,550.00         ZZ
                                         360         44,499.86          2
    411 SOUTH 2ND STREET               8.875            354.46         90
                                       8.625            354.46       49,500.00
    LE SUEUR         MN   56058          1            08/10/99         10
    5775814                              05           10/01/99         25
    5775814                              N            09/01/29
    0


    2894450          976/976             F           48,600.00         ZZ
                                         360         48,551.99          2
1


    492 PEDERNALES CIRCLE              9.500            408.66         90
                                       9.250            408.66       54,000.00
    BROWNSVILLE      TX   78521          1            08/12/99         10
    5793903                              05           10/01/99         25
    5793903                              N            09/01/29
    0


    2894504          976/976             F           40,500.00         ZZ
                                         360         40,459.59          2
    332 SOUTH 9TH STREET               9.500            340.55         90
                                       9.250            340.55       45,000.00
    RICHMOND         IN   47374          1            08/12/99         04
    5811591                              05           10/01/99         25
    5811591                              N            09/01/29
    0


    2894525          976/976             F           67,050.00         ZZ
                                         360         66,942.14          2
    1818 FOX RUN DRIVE UNITS 1 & 2     9.125            545.54         90
                                       8.875            545.54       74,500.00
    LAKE CHARLES     LA   70605          1            07/14/99         04
    7540250                              05           09/01/99         25
    7540250                              N            08/01/29
    0


    2894859          K08/G02             F          114,700.00         ZZ
                                         360        114,389.08          1
    337 NAUGHRIGHT ROAD                8.750            902.35         75
                                       8.500            902.35      153,000.00
    WASHINGTON TOWN  NJ   07853          5            08/24/99         00
    0411543374                           05           10/01/99          0
    0411543374                           O            09/01/29
    0


    2894869          K08/G02             F           65,700.00         ZZ
                                         360         65,633.38          1
    267 YORK STREET, UNIT # 3          9.375            546.46         90
                                       9.125            546.46       73,000.00
    JERSEY CITY      NJ   07302          1            08/27/99         14
    0411554207                           01           10/01/99         25
    0411554207                           N            09/01/29
    0


    2895215          074/074             F           55,800.00         ZZ
                                         360         55,728.59          1
    547 WATERSIDE DRIVE                8.250            419.21         90
                                       8.000            419.21       62,000.00
    HYPOLUXO         FL   33462          1            08/05/99         01
    1301184359                           01           10/01/99         25
1


    1301184359                           N            09/01/29
    0


    2895218          074/074             F           58,500.00         ZZ
                                         360         58,395.63          1
    253 S CYPRESS ROAD UNIT 230        8.625            455.01         90
                                       8.375            455.01       65,000.00
    POMPANO BCH      FL   33060          1            07/27/99         10
    1302048549                           01           09/01/99         25
    1302048549                           N            08/01/29
    0


    2895220          074/074             F           25,200.00         ZZ
                                         360         25,104.04          1
    8040 N COLONY CREEK UNIT 203       8.500            193.77         90
                                       8.250            193.77       28,000.00
    TAMARAC          FL   33321          1            07/28/99         11
    1302048968                           01           09/01/99         25
    1302048968                           N            08/01/29
    0


    2895270          074/074             F           87,750.00         ZZ
                                         360         87,601.31          2
    580-582DOWNING STREET              8.875            698.18         90
                                       8.625            698.18       97,500.00
    LAWRENCEVILLE    GA   30045          1            07/23/99         14
    1566180980                           05           09/01/99         25
    1566180980                           N            08/01/29
    0


    2895296          074/074             F           19,350.00         ZZ
                                         360         19,314.57          1
    608 E COTTONWOOD STREET            8.500            148.79         85
                                       8.250            148.79       23,000.00
    KIRKSVILLE       MO   63501          1            07/23/99         14
    1583227720                           05           09/01/99         25
    1583227720                           N            08/01/29
    0


    2895308          074/074             F           64,400.00         T
                                         360         64,321.68          1
    10003 NW 9TH CIRCLE UNIT 2-17      8.500            495.19         70
                                       8.250            495.19       92,000.00
    MIAMI            FL   33172          1            08/11/99         00
    1589367470                           01           10/01/99          0
    1589367470                           O            09/01/29
    0


1


    2895323          074/074             F           32,900.00         ZZ
                                         360         32,859.33          1
    10210 S WASHINGTON #108            8.625            255.89         89
                                       8.375            255.89       37,000.00
    OAK LAWN         IL   60453          1            08/10/99         11
    1621224270                           01           10/01/99         25
    1621224270                           N            09/01/29
    0


    2897370          K08/G02             F           39,900.00         ZZ
                                         360         39,856.26          1
    444-3 C N CLAY                     9.000            321.04         80
                                       8.750            321.04       49,900.00
    KIRKWOOD         MO   63122          1            08/31/99         00
    0411550601                           01           10/01/99          0
    0411550601                           N            09/01/29
    0


    2897374          K08/G02             F           21,600.00         ZZ
                                         360         21,486.67          1
    1822 KENDALL                       9.125            175.75         90
                                       8.875            175.75       24,000.00
    SOUTH BEND       IN   46613          1            08/31/99         04
    0411555493                           05           10/01/99         25
    0411555493                           N            09/01/29
    0


    2897383          K08/G02             F          101,250.00         ZZ
                                         360        101,136.06          1
    4238 ROYAL OAK DRIVE               8.875            805.59         75
                                       8.625            805.59      135,000.00
    PALM BEACH GARD  FL   33410          1            08/31/99         00
    0411563596                           09           10/01/99          0
    0411563596                           O            09/01/29
    0


    2897407          K08/G02             F           73,350.00         ZZ
                                         360         73,271.64          2
    727 & 729 BRINWOOD AVENUE          9.125            596.80         90
                                       8.875            596.80       81,500.00
    BATON ROUGE      LA   70815          1            08/31/99         01
    0411585169                           05           10/01/99         25
    0411585169                           N            09/01/29
    0


    2897409          K08/G02             F           21,600.00         ZZ
                                         360         21,486.54          1
    2105 ELWOOD AVE.                   9.120            175.75         90
                                       8.870            175.75       24,000.00
1


    SOUTH BEND       IN   46628          1            08/31/99         04
    0411589054                           05           10/01/99         25
    0411589054                           N            09/01/29
    0


    2897410          K08/G02             F           51,850.00         ZZ
                                         360         51,674.84          1
    7615 EAST QUINCY AVENUE            9.125            421.87         85
    UNIT # 306                         8.875            421.87       61,000.00
    DENVER           CO   80237          1            08/31/99         10
    0411589427                           01           10/01/99         20
    0411589427                           N            09/01/29
    0


    2898488          696/G02             F          353,600.00         ZZ
                                         360        353,170.06          1
    7312 CHURCHILL ROAD                8.500          2,718.88         80
                                       8.250          2,718.88      443,000.00
    MCLEAN           VA   22101          1            08/30/99         00
    0431452424                           05           10/01/99          0
    24699168                             O            09/01/29
    0


    2899098          638/G02             F           59,850.00         ZZ
                                         360         59,773.83          2
    4168-4170 SANDERS DRIVE            9.375            497.80         90
                                       9.125            497.80       66,500.00
    LAKE WORTH       FL   33461          1            08/20/99         10
    0431462340                           05           10/01/99         25
    08919841                             N            09/01/29
    0


    2899150          638/G02             F           64,800.00         ZZ
                                         360         64,734.30          2
    11034  PENDLETON AVE               9.375            538.97         90
                                       9.125            538.97       72,000.00
    ENGLEWOOD        FL   34223          1            08/20/99         10
    0431470046                           05           10/01/99         25
    08915610                             N            09/01/29
    0


    2899205          638/G02             F           72,360.00         ZZ
                                         360         72,286.64          2
    729 40TH STREET                    9.375            601.85         90
                                       9.125            601.85       80,400.00
    WEST PALM BEACH  FL   33407          1            08/19/99         10
    0431488485                           05           10/01/99         25
    08911655                             N            09/01/29
    0
1




    2899496          638/G02             F          314,400.00         ZZ
                                         360        314,007.80          1
    1739 STEINHART AVENUE              8.375          2,389.67         80
                                       8.125          2,389.67      393,000.00
    REDONDO BEACH    CA   90278          2            08/24/99         00
    0431484898                           05           10/01/99          0
    08923123                             O            09/01/29
    0


    2901335          G75/G75             F           73,800.00         ZZ
                                         360         73,712.54          2
    2731 & 2733 PARKCHESTER DR         8.625            574.01         87
                                       8.375            574.01       85,700.00
    ARLINGTON        TX   76015          1            08/25/99         10
    03928960                             05           10/01/99         25
    03928960                             N            09/01/29
    0


    2901338          G75/G75             F           46,350.00         ZZ
                                         360         46,258.42          1
    1750 TIMBER RIDGE RD 105A          8.125            344.15         82
                                       7.875            344.15       57,000.00
    AUSTIN           TX   78741          1            07/16/99         10
    03862275                             01           09/01/99         25
    03862275                             N            08/01/29
    0


    2901341          G75/G75             F           63,000.00         ZZ
                                         360         62,890.44          1
    816 WATERSEDGE DRIVE               8.750            495.63         75
                                       8.500            495.63       85,000.00
    DOVER TOWNSHIP   NJ   08752          1            07/19/99         00
    03900304                             01           09/01/99          0
    03900304                             N            08/01/29
    0


    2901342          G75/G75             F           42,200.00         ZZ
                                         360         42,118.70          1
    1730 TIMBER RIDGE ROAD 152         8.250            317.04         76
                                       8.000            317.04       56,000.00
    AUSTIN           TX   78741          1            08/03/99         10
    03936208                             01           09/01/99         25
    03936208                             N            08/01/29
    0


    2901343          G75/G75             F           42,200.00         ZZ
                                         360         42,118.70          1
1


    1730 TIMBER RIDGE RD 151C          8.250            317.04         90
                                       8.000            317.04       46,906.00
    AUSTIN           TX   78741          1            08/03/99         10
    03936195                             01           09/01/99         25
    03936195                             N            08/01/29
    0


    2901355          G75/G75             F           57,100.00         ZZ
                                         360         57,003.24          2
    712 13TH ST, NE                    8.875            454.32         82
                                       8.625            454.32       70,000.00
    WASHINGTON       DC   20002          1            07/29/99         10
    03935092                             05           09/01/99         12
    03935092                             N            08/01/29
    0


    2901365          G75/G75             F           49,050.00         ZZ
                                         360         49,000.25          1
    1750 TIMBER RIDGE ROAD 111A        9.375            407.98         88
                                       9.125            407.98       56,000.00
    AUSTIN           TX   78741          1            08/12/99         10
    03932844                             01           10/01/99         25
    03932844                             N            09/01/29
    0


    2901511          560/560             F           35,910.00         ZZ
                                         360         35,770.03          1
    2341 ORCHID DRIVE NORTH 3          8.250            269.78         90
                                       8.000            269.78       39,900.00
    MEMPHIS          TN   38114          1            04/15/99         04
    120096706                            01           06/01/99         25
    120096706                            N            05/01/29
    0


    2901518          560/560             F           80,100.00         ZZ
                                         360         79,763.71          2
    12 FIFTH AVENUE                    7.875            580.79         90
                                       7.625            580.79       89,000.00
    WEBSTER          MA   01570          1            05/11/99         21
    120137807                            05           06/01/99         25
    120137807                            N            05/01/29
    0


    2901527          560/560             F           18,750.00         ZZ
                                         360         18,689.35          1
    131 MELLON STREET 3B               8.250            140.87         75
                                       8.000            140.87       25,000.00
    FRAMINGHAM       MA   01701          1            05/05/99         00
    120395801                            01           07/01/99          0
1


    120395801                            N            06/01/29
    0


    2901532          560/560             F           65,700.00         ZZ
                                         360         65,431.01          2
    1220 WESTERN                       8.000            482.09         88
                                       7.750            482.09       75,000.00
    GREEN BAY        WI   54303          1            04/30/99         21
    120496401                            05           06/01/99         25
    120496401                            N            05/01/29
    0


    2901539          560/560             F           22,500.00         ZZ
                                         360         22,335.91          1
    2127 KENNEDY STREET                8.500            173.01         82
                                       8.250            173.01       27,500.00
    PHILADELPHIA     PA   19124          1            05/10/99         21
    120616701                            05           07/01/99         25
    120616701                            N            06/01/29
    0


    2901557          560/560             F           69,250.00         ZZ
                                         360         68,976.60          1
    1253 RADISON AVENUE 33             7.250            472.41         89
                                       7.000            472.41       78,500.00
    SUN CITY CENTER  FL   33573          1            05/14/99         04
    121086805                            01           07/01/99         25
    121086805                            O            06/01/29
    0


    2901560          560/560             F           46,000.00         ZZ
                                         360         45,848.35          2
    614 616 E. MARKET STREET           8.375            349.64         72
                                       8.125            349.64       64,000.00
    SCRANTON         PA   18509          1            05/25/99         00
    121126700                            05           07/01/99          0
    121126700                            N            06/01/29
    0


    2901586          560/560             F           22,500.00         ZZ
                                         360         22,373.74          1
    531 E DUTTON SREET                 8.500            173.01         81
                                       8.250            173.01       28,000.00
    KALAMAZOO        MI   49007          1            01/26/99         04
    165242009                            05           03/01/99         25
    165242009                            N            02/01/29
    0


1


    2901590          560/560             F          112,450.00         ZZ
                                         360        111,975.08          1
    7108 CRESCENT CREEK LANE           8.625            874.63         86
                                       8.375            874.63      131,000.00
    COCONUT CREEK    FL   33073          1            03/10/99         04
    165619107                            05           05/01/99         25
    165619107                            O            04/01/29
    0


    2901609          560/560             F           31,500.00         ZZ
                                         360         29,058.18          1
    480 NW 20TH STREET B215            8.375            239.43         90
                                       8.125            239.43       35,000.00
    BOCA RATON       FL   33432          1            03/19/99         04
    166670901                            01           05/01/99         25
    166670901                            N            04/01/29
    0


    2901610          560/560             F           63,000.00         ZZ
                                         360         62,720.05          2
    425 155TH PLACE                    8.375            478.85         88
                                       8.125            478.85       72,000.00
    CALUMET CITY     IL   60409          1            03/12/99         21
    166686501                            05           05/01/99         25
    166686501                            N            04/01/29
    0


    2901622          560/560             F           48,750.00         ZZ
                                         360         47,650.81          1
    4329 HUNTING MEADOWS CR. 1         7.125            328.44         75
                                       6.875            328.44       65,000.00
    COLORADO SPRING  CO   80906          1            02/01/99         00
    166929802                            01           04/01/99          0
    166929802                            N            03/01/29
    0


    2901627          560/560             F           60,750.00         ZZ
                                         360         60,479.50          2
    5085 YACHT HARBOR CIRCLE           9.625            516.37         90
                                       9.375            516.37       67,500.00
    PENSACOLA        FL   32514          1            02/05/99         21
    167092709                            05           03/01/99         25
    167092709                            N            02/01/29
    0


    2901640          560/560             F           18,900.00         ZZ
                                         360         18,811.62          1
    513 W WOOD                         8.125            140.34         90
                                       7.875            140.34       21,000.00
1


    SHAWNEE          OK   74801          1            03/15/99         21
    167270107                            05           05/01/99         25
    167270107                            N            04/01/29
    0


    2901643          560/560             F           14,400.00         ZZ
                                         360         14,326.54          1
    563 E WILLARD                      8.375            109.46         63
                                       8.125            109.46       23,000.00
    LANSING          MI   48911          1            02/17/99         21
    167334507                            05           04/01/99         25
    167334507                            N            03/01/29
    0


    2901650          560/560             F           81,000.00         ZZ
                                         360         79,990.47          2
    48 HARRISON AVE                    8.375            615.66         74
                                       8.125            615.66      110,000.00
    WEST ORANGE      NJ   07052          1            03/16/99         21
    167533801                            05           05/01/99         25
    167533801                            N            04/01/29
    0


    2901652          560/560             F           40,850.00         ZZ
                                         360         40,619.78          1
    5811 SANDHURST LANE C              7.875            296.20         91
                                       7.625            296.20       45,000.00
    DALLAS           TX   75206          1            02/26/99         21
    167602002                            01           04/01/99         30
    167602002                            O            03/01/29
    0


    2901657          560/560             F           17,450.00         ZZ
                                         360         17,360.73          1
    9767 MAIN STREET                   6.875            114.64         75
                                       6.625            114.64       23,300.00
    BAY PORT         MI   48720          1            04/19/99         00
    167697101                            05           06/01/99          0
    167697101                            O            05/01/29
    0


    2901666          560/560             F           38,000.00         ZZ
                                         360         37,806.34          1
    5818 E UNIVERSITY                  8.375            288.83         89
                                       8.125            288.83       43,000.00
    DALLAS           TX   75206          1            02/26/99         21
    167805100                            01           04/01/99         30
    167805100                            O            03/01/29
    0
1




    2901674          560/560             F          140,000.00         ZZ
                                         360        139,468.64          1
    17 KINGLET AVENUE                  8.375          1,064.11         80
                                       8.125          1,064.11      174,990.00
    MARLBORO         NJ   07746          1            04/20/99         04
    168001600                            05           06/01/99         12
    168001600                            O            05/01/29
    0


    2901704          560/560             F           15,200.00         ZZ
                                         360         15,130.68          1
    3110 HOLIDAY SPRINGS BLVD.         8.250            114.20         68
                                       8.000            114.20       22,500.00
    MARGATE          FL   33063          1            03/30/99         21
    168703205                            01           05/01/99         25
    168703205                            N            04/01/29
    0


    2901709          560/560             F           85,500.00         ZZ
                                         360         84,724.86          2
    1605 S LINDA LANE                  8.375            649.87         90
                                       8.125            649.87       95,000.00
    SPOKANE          WA   99216          1            04/14/99         04
    168775401                            05           06/01/99         25
    168775401                            N            05/01/29
    0


    2901721          560/560             F           65,700.00         ZZ
                                         360         65,437.67          2
    72 WINTER STREET A B               8.125            487.83         87
                                       7.875            487.83       76,000.00
    ROCHESTER        NH   03867          1            04/30/99         04
    169135803                            05           06/01/99         25
    169135803                            N            05/01/29
    0


    2901725          560/560             F           45,900.00         ZZ
                                         360         45,675.80          2
    53-55 COOLIDGE ROAD                8.125            340.81         90
                                       7.875            340.81       51,000.00
    SPRINGFIELD      VT   05156          1            04/09/99         04
    169251808                            05           06/01/99         25
    169251808                            N            05/01/29
    0


    2901726          560/560             F           21,600.00         ZZ
                                         360         21,501.53          1
1


    1891 SW 81ST AVENUE 110            8.250            162.28         80
                                       8.000            162.28       27,000.00
    NORTH LAUDERDAL  FL   33068          1            03/30/99         04
    169260007                            01           05/01/99         25
    169260007                            N            04/01/29
    0


    2901750          560/560             F          105,310.00         ZZ
                                         360        104,486.01          2
    1193 READ STREET                   7.875            763.58         85
                                       7.625            763.58      124,000.00
    SOMERSET         MA   02726          1            11/06/98         04
    499867406                            05           01/01/99         25
    499867406                            N            12/01/28
    0


    2901753          560/560             F           86,100.00         ZZ
                                         360         85,690.82          2
    7392-7394 PEACEFUL ACRES ROAD      7.250            587.36         88
                                       7.000            587.36       98,000.00
    GREENBRIER       TN   37073          1            04/30/99         21
    121401608                            05           06/01/99         25
    121401608                            N            05/01/29
    0


    2901762          560/560             F           48,600.00         ZZ
                                         360         48,157.01          2
    1710 STATE                         7.875            352.39         90
                                       7.625            352.39       54,000.00
    SAGINAW          MI   48602          1            05/21/99         21
    121922207                            05           07/01/99         25
    121922207                            N            06/01/29
    0


    2901769          560/560             F           51,300.00         ZZ
                                         360         51,171.10          2
    414 CLIFF STREET                   8.375            389.92         89
                                       8.125            389.92       57,900.00
    BATTLE CREEK     MI   49901          1            06/25/99         21
    122122906                            05           08/01/99         25
    122122906                            N            07/01/29
    0


    2901776          560/560             F           52,200.00         ZZ
                                         360         52,067.11          1
    164 HARVEST LANE                   8.500            401.38         82
                                       8.250            401.38       64,000.00
    PHOENIXVILLE     PA   19460          1            06/25/99         21
    122146202                            01           08/01/99         25
1


    122146202                            N            07/01/29
    0


    2901779          560/560             F           49,950.00         ZZ
                                         360         49,827.63          2
    3410 ALAMO AVENUE                  8.500            384.08         87
                                       8.250            384.08       58,000.00
    CINCINNATI       OH   45212          1            06/04/99         21
    122280001                            05           08/01/99         25
    122280001                            N            07/01/29
    0


    2901788          560/560             F           62,400.00         ZZ
                                         360         62,208.25          1
    412 HILDRED DRIVE                  8.500            479.81         79
                                       8.250            479.81       79,000.00
    BURLINGTON       VT   05401          1            05/28/99         00
    122445703                            01           07/01/99          0
    122445703                            O            06/01/29
    0


    2901790          560/560             F           80,000.00         ZZ
                                         360         79,741.37          2
    21 WELLS PLACE                     8.250            601.02         36
                                       8.000            601.02      225,000.00
    SOUTH HUNTINGTO  NY   11746          1            05/26/99         00
    121637706                            05           07/01/99          0
    121637706                            O            06/01/29
    0


    2901798          560/560             F           76,050.00         ZZ
                                         360         75,757.07          2
    4480 LOOMIS AVENUE                 7.375            525.26         88
                                       7.125            525.26       86,500.00
    COLORADO SPRING  CO   80906          1            05/21/99         04
    122187404                            05           07/01/99         25
    122187404                            N            06/01/29
    0


    2901809          560/560             F           60,750.00         ZZ
                                         360         60,608.62          2
    223 & 225 EAST STREET              8.750            477.93         89
                                       8.500            477.93       69,000.00
    BELLEVUE         MI   49021          1            06/24/99         04
    122949407                            05           08/01/99         25
    122949407                            N            07/01/29
    0


1


    2901813          560/560             F           69,300.00         ZZ
                                         360         69,022.09          2
    415 BOWMAN AVENUE                  7.875            502.48         90
                                       7.625            502.48       77,000.00
    SALEM            VA   24153          1            06/30/99         21
    123021800                            05           08/01/99         25
    123021800                            N            07/01/29
    0


    2901861          560/560             F           88,200.00         ZZ
                                         360         88,110.55          2
    126-128 GRAHAM                     9.375            733.61         90
                                       9.125            733.61       98,000.00
    SAGINAW          MI   48602          1            08/17/99         04
    124486200                            05           10/01/99         25
    124486200                            N            09/01/29
    0


    2901862          560/560             F          388,000.00         ZZ
                                         360        387,193.67          1
    19 FOREST GREEN TRAIL              7.875          2,813.27         80
                                       7.625          2,813.27      485,000.00
    KINGWOOD         TX   77339          1            07/30/99         00
    124589706                            05           09/01/99          0
    124589706                            O            08/01/29
    0


    2901863          560/560             F           49,500.00         ZZ
                                         360         49,442.83          2
    20 TAYLOR AVENUE                   8.750            389.42         71
                                       8.500            389.42       70,000.00
    WESTFIELD        MA   01085          1            08/19/99         04
    124629601                            05           10/01/99         25
    124629601                            N            09/01/29
    0


    2901865          560/560             F           31,300.00         ZZ
                                         360         31,206.22          1
    4043 W READE AVENUE                9.625            266.05         90
                                       9.375            266.05       35,000.00
    PHOENIX          AZ   85019          1            08/10/99         04
    124722208                            01           10/01/99         25
    124722208                            N            09/01/29
    0


    2901867          560/560             F           64,480.00         T
                                         360         64,317.04          1
    1800 BURGESS CREEK RD UNIT 203     9.375            536.32         80
                                       9.125            536.32       81,000.00
1


    STEAMBOAT SPRIN  CO   80488          1            08/16/99         00
    124835000                            01           10/01/99          0
    124835000                            O            09/01/29
    0


    2902027          K08/G02             F          106,000.00         ZZ
                                         360        105,937.42          1
    2500 JONES                         8.625            824.46         51
                                       8.375            824.46      210,000.00
    DEERFIELD TOWNS  MI   48843          2            09/03/99         00
    0411254048                           05           11/01/99          0
    0411254048                           O            10/01/29
    0


    2902028          K08/G02             F          148,800.00         ZZ
                                         360        148,628.16          1
    3540 EAST ARBOR LANE               8.750          1,170.61         80
                                       8.500          1,170.61      187,000.00
    KEARNEY          NE   68845          2            08/26/99         00
    0411504178                           05           10/01/99          0
    0411504178                           O            09/01/29
    0


    2902040          K08/G02             F           54,400.00         ZZ
                                         360         53,522.25          1
    224 MOUNTAIN VIEW                  7.875            394.44         85
                                       7.625            394.44       64,000.00
    CHESTER          VT   05143          5            08/30/99         10
    0411563307                           05           10/01/99         12
    0411563307                           O            09/01/29
    0


    2902696          225/225             F           85,000.00         ZZ
                                         360         84,836.27          1
    3 DEARBORN STREET                  8.250            638.58         74
                                       8.000            638.58      116,000.00
    EAST LONGMEADOW  MA   01028          1            07/30/99         00
    7142669                              05           09/01/99          0
    7142669                              O            08/01/29
    0


    2903863          K08/G02             F          196,000.00         ZZ
                                         360        195,881.26          1
    11933 RIVERGROVE STREET            8.500          1,507.07         68
                                       8.250          1,507.07      290,000.00
    MOORPARK         CA   93021          2            08/30/99         00
    0411579428                           03           11/01/99          0
    0411579428                           O            10/01/29
    0
1




    2904148          225/225             F           52,200.00         ZZ
                                         360         52,138.14          1
    2300 MINNESOTA AVE                 8.625            406.01         90
                                       8.375            406.01       58,000.00
    COLUMBUS         OH   43211          1            08/23/99         10
    7151394                              05           10/01/99         25
    7151394                              N            09/01/29
    0


    2905600          K08/G02             F          184,000.00         ZZ
                                         360        183,899.49          1
    128 MT. ETNA DRIVE                 9.000          1,480.51         80
                                       8.750          1,480.51      230,000.00
    CLAYTON          CA   94517          1            09/01/99         00
    0411570831                           09           11/01/99          0
    0411570831                           O            10/01/29
    0


    2905610          K08/G02             F           20,600.00         ZZ
                                         360         20,586.87          1
    4859 CEDAR SPRINGS ROAD, #140      8.250            154.76         75
                                       8.000            154.76       27,500.00
    DALLAS           TX   75219          1            09/02/99         00
    0411586027                           01           11/01/99          0
    0411586027                           N            10/01/29
    0


    2906875          526/526             F           48,000.00         ZZ
                                         360         47,819.94          1
    14B MAYBERRY DR, UNIT 12           7.875            348.03         90
                                       7.625            348.03       53,500.00
    WESTBORO         MA   01581          1            07/02/99         11
    0373550                              01           08/01/99         25
    0373550                              O            07/01/29
    0


    2906898          526/526             F           57,750.00         ZZ
                                         360         57,615.63          1
    1612 COTTONWOOD DR 10W             8.750            454.32         75
                                       8.500            454.32       77,000.00
    LOUISVILLE       CO   80027          1            07/01/99         00
    0375679                              01           08/01/99          0
    0375679                              N            07/01/29
    0


    2907713          K08/G02             F           82,500.00         ZZ
                                         360         82,462.52          2
1


    214 VAN NOSTRAND AVENUE            9.875            716.39         55
                                       9.625            716.39      150,000.00
    JERSEY CITY      NJ   07305          5            09/09/99         00
    0411559719                           05           11/01/99          0
    0411559719                           N            10/01/29
    0


    2907717          K08/G02             F          255,000.00         ZZ
                                         360        254,857.05          1
    14775 INNERARITY POINT RO          8.875          2,028.89         85
                                       8.625          2,028.89      300,000.00
    PENSACOLA        FL   32507          1            09/09/99         04
    0411573538                           05           11/01/99         20
    0411573538                           O            10/01/29
    0


    2909483          420/G02             F          216,000.00         ZZ
                                         360        215,869.14          1
    4113 SINGLETREE WAY                8.500          1,660.86         75
                                       8.250          1,660.86      288,000.00
    FAIRFIELD        CA   94533          2            09/02/99         00
    0431466754                           03           11/01/99          0
    0000428763                           O            10/01/29
    0


    2910374          K08/G02             F           47,200.00         ZZ
                                         360         47,177.38          1
    173 WATERSIDE DRIVE                9.625            401.20         80
                                       9.375            401.20       59,000.00
    HYPOLUXO         FL   33462          1            09/10/99         00
    0411579279                           01           11/01/99          0
    0411579279                           N            10/01/29
    0


    2910804          638/G02             F          319,500.00         ZZ
                                         360        319,101.44          1
    100 MAIN STREET                    8.375          2,428.43         90
                                       8.125          2,428.43      355,000.00
    DALY CITY        CA   94014          1            08/18/99         10
    0431483718                           05           10/01/99         25
    08919461                             O            09/01/29
    0


    2911267          765/G02             F           63,000.00         ZZ
                                         360         62,879.64          1
    215 PLEASANT VIEW AVENUE           8.750            495.63         90
                                       8.500            495.63       70,000.00
    COLTON           CA   92324          1            08/24/99         04
    0431467679                           05           10/01/99         25
1


    348628                               N            09/01/29
    0


    2911973          638/G02             F          167,000.00         ZZ
                                         360        166,796.94          1
    637 WASHINGTON STREET              8.500          1,284.09         65
                                       8.250          1,284.09      260,000.00
    GLOUCESTER       MA   01930          1            08/31/99         00
    0431472620                           05           10/01/99          0
    8922541                              O            09/01/29
    0


    2912077          638/G02             F          206,500.00         ZZ
                                         360        206,235.73          1
    6067 WEST PROGRESS AVENUE          8.250          1,551.37         80
                                       8.000          1,551.37      259,000.00
    DENVER           CO   80123          1            08/31/99         00
    0431468719                           03           10/01/99          0
    08921926                             O            09/01/29
    0


    2912843          737/G02             F           70,200.00         ZZ
                                         360         70,166.37          1
    106 WOODLAND COURT                 9.625            596.69         90
                                       9.375            596.69       78,000.00
    KINGSLAND        GA   31548          1            09/07/99         10
    0431474709                           05           11/01/99         25
    955769                               N            10/01/29
    0


    2912849          K08/G02             F          125,000.00         ZZ
                                         360        124,924.28          1
    1403 SE 21ST STREET                8.500            961.14         76
                                       8.250            961.14      165,000.00
    CAPE CORAL       FL   33990          2            09/07/99         00
    0411507494                           05           11/01/99          0
    0411507494                           O            10/01/29
    0


    2912923          196/G02             F          179,900.00         ZZ
                                         360        179,681.25          1
    4780 VENTURI LANE                  8.500          1,383.28         80
                                       8.250          1,383.28      224,900.00
    FORT COLLINS     CO   80525          1            08/11/99         00
    0431485382                           05           10/01/99          0
    1343910                              O            09/01/29
    0


1


    2912937          637/G02             F           49,950.00         ZZ
                                         360         49,900.66          2
    7934 TURNER ROAD                   9.500            420.01         90
                                       9.250            420.01       55,500.00
    NORFOLK          VA   23518          1            08/10/99         14
    0431504257                           05           10/01/99         25
    0011306099                           N            09/01/29
    0


    2912955          196/G02             F           75,600.00         ZZ
                                         360         75,503.25          1
    7107 CREIGHTON LANE                8.250            567.96         80
                                       8.000            567.96       94,500.00
    AUSTIN           TX   78723          1            08/05/99         00
    0431484633                           05           10/01/99          0
    1340911                              N            09/01/29
    0


    2912983          196/G02             F          149,900.00         ZZ
                                         360        149,708.17          1
    1770 SHADYWOOD ROAD                8.250          1,126.15         36
                                       8.000          1,126.15      424,900.00
    ORONO            MN   55391          1            08/13/99         00
    0431484435                           05           10/01/99          0
    1291957                              O            09/01/29
    0


    2913049          196/G02             F           64,800.00         ZZ
                                         360         64,728.93          2
    1929 LILLIE AVENUE                 9.000            521.40         90
                                       8.750            521.40       72,000.00
    DAVENPORT        IA   52804          1            08/30/99         14
    0431491984                           05           10/01/99         25
    1291175                              N            09/01/29
    0


    2913080          196/G02             F           62,400.00         ZZ
                                         360         62,324.11          1
    1425 RIDGEMONT DRIVE               8.500            479.81         80
                                       8.250            479.81       78,000.00
    AUSTIN           TX   78723          1            08/23/99         00
    0431484518                           05           10/01/99          0
    1345050                              N            09/01/29
    0


    2913125          196/G02             F           36,450.00         ZZ
                                         360         36,404.52          1
    4423 PARKVIEW CT                   8.375            277.05         90
                                       8.125            277.05       40,500.00
1


    ROCK ISLAND      IL   61201          1            08/11/99         14
    0431492024                           05           10/01/99         25
    1294851                              N            09/01/29
    0


    2913267          196/G02             F          113,000.00         ZZ
                                         360        112,882.37          3
    148-150 MONTAUK AVENUE             9.250            929.63         85
                                       9.000            929.63      133,000.00
    NEW LONDON       CT   06320          1            08/11/99         01
    0431483809                           05           10/01/99         20
    1342290                              N            09/01/29
    0


    2913277          196/G02             F           72,000.00         ZZ
                                         360         71,928.88          1
    3620 WEST ALICE AVENUE             9.500            605.42         90
                                       9.250            605.42       80,000.00
    PHOENIX          AZ   85303          1            08/29/99         14
    0431501162                           05           10/01/99         25
    1345877                              N            09/01/29
    0


    2913382          196/G02             F          155,000.00         ZZ
                                         360        154,838.66          4
    85 GROVE AVENUE                    9.250          1,275.15         84
                                       9.000          1,275.15      185,000.00
    GROTON           CT   06340          1            08/11/99         01
    0431483502                           05           10/01/99         20
    1342293                              N            09/01/29
    0


    2913885          K08/G02             F          177,300.00         ZZ
                                         360        177,203.15          1
    6405 CHURCHILL WAY                 9.000          1,426.60         90
                                       8.750          1,426.60      197,000.00
    DALLAS           TX   75230          1            09/13/99         04
    0411603681                           05           11/01/99         25
    0411603681                           N            10/01/29
    0


    2914427          196/G02             F           42,300.00         ZZ
                                         360         42,251.14          1
    953 40TH STREET                    8.750            332.78         90
                                       8.500            332.78       47,000.00
    MOLINE           IL   61265          1            08/27/99         14
    0431492040                           05           10/01/99         25
    1343460                              N            09/01/29
    0
1




    2914444          196/G02             F          108,000.00         ZZ
                                         360        107,884.62          2
    6301/6303 PALO PINTO AVENUE        9.125            878.72         90
                                       8.875            878.72      120,000.00
    DALLAS           TX   75214          1            08/10/99         01
    0431486695                           05           10/01/99         25
    1341719                              N            09/01/29
    0


    2915883          K08/G02             F          272,000.00         ZZ
                                         360        271,830.93          1
    1500 HAAS COURT                    8.375          2,067.40         69
                                       8.125          2,067.40      395,000.00
    DAVIDSONVILLE    MD   21035          2            09/10/99         00
    0411602691                           05           11/01/99          0
    0411602691                           O            10/01/29
    0


    2916927          737/G02             F           65,700.00         ZZ
                                         360         65,668.53          1
    207 WESTGATE CIRCLE                9.625            558.44         90
                                       9.375            558.44       73,000.00
    SAINT MARYS      GA   31558          1            09/07/99         01
    0431519636                           03           11/01/99         25
    955770                               N            10/01/29
    0


    2919286          K08/G02             F          265,600.00         ZZ
                                         360        265,439.10          1
    970 KINGFISHER DRIVE               8.500          2,042.23         80
                                       8.250          2,042.23      332,000.00
    SAN JOSE         CA   95125          1            09/13/99         00
    0411603319                           05           11/01/99          0
    0411603319                           O            10/01/29
    0


    2920261          696/G02             F          232,450.00         ZZ
                                         360        232,309.18          1
    7813 ROYAL SYDNEY DRIVE            8.500          1,787.34         70
                                       8.250          1,787.34      332,092.00
    GAINESVILLE      VA   20155          1            09/17/99         00
    0431485705                           03           11/01/99          0
    30199185                             O            10/01/29
    0


    2920263          696/G02             F          172,850.00         ZZ
                                         360        172,739.78          1
1


    6584 KIERNAN COURT                 8.250          1,298.56         70
                                       8.000          1,298.56      246,975.00
    ALEXANDRIA       VA   22315          1            09/17/99         00
    0431485630                           07           11/01/99          0
    30199176                             O            10/01/29
    0


    2920918          369/G02             F           61,850.00         ZZ
                                         360         61,399.38          3
    1720 W GLENROSE AVENUE             8.750            486.58         86
                                       8.500            486.58       72,000.00
    PHOENIX          AZ   85015          1            07/14/99         11
    0431515717                           05           09/01/99         25
    71613400                             N            08/01/29
    0


    2920990          369/G02             F           61,850.00         ZZ
                                         360         61,742.43          3
    1724 W. GLENROSA AVENUE            8.750            486.58         90
                                       8.500            486.58       68,750.00
    PHOENIX          AZ   85015          1            07/14/99         21
    0431515410                           05           09/01/99         25
    71613483                             N            08/01/29
    0


    2921184          369/G02             F          117,450.00         ZZ
                                         360        116,541.39          4
    2013 N 49TH STREET                 9.500            987.59         90
                                       9.250            987.59      130,500.00
    PHOENIX          AZ   85008          1            08/27/99         01
    0431515915                           05           10/01/99         25
    71650212                             N            09/01/29
    0


    2921223          369/G02             F          117,450.00         ZZ
                                         360        116,585.58          4
    2001 N 49TH STREET                 9.500            987.59         84
                                       9.250            987.59      141,000.00
    PHOENIX          AZ   85008          1            08/27/99         01
    0431515907                           05           10/01/99         25
    71650410                             N            09/01/29
    0


    2921264          369/G02             F           81,000.00         ZZ
                                         360         80,960.15          3
    6136 S EBERHART AVENUE             9.500            681.10         81
                                       9.250            681.10      100,000.00
    CHICAGO          IL   60637          1            09/07/99         10
    0431515931                           05           11/01/99         25
1


    71636187                             N            10/01/29
    0


    2921320          369/G02             F          118,350.00         ZZ
                                         360        117,489.15          4
    2019 N 49TH STREET                 9.500            995.16         90
                                       9.250            995.16      131,500.00
    PHOENIX          AZ   85008          1            08/27/99         01
    0431515774                           05           10/01/99         25
    71648430                             N            09/01/29
    0


    2921336          369/G02             F           43,200.00         ZZ
                                         360         43,121.89          1
    1801 OAKWOOD AVENUE                9.250            355.40         90
                                       9.000            355.40       48,000.00
    RALEIGH          NC   27610          1            08/30/99         10
    0431515899                           05           10/01/99         25
    0071682884                           N            09/01/29
    0


    2921365          369/G02             F          117,450.00         ZZ
                                         360        116,680.98          4
    2007 N 49TH STREET                 9.500            987.59         84
                                       9.250            987.59      141,000.00
    PHOENIX          AZ   85008          1            08/27/99         01
    0431515808                           05           10/01/99         25
    71649735                             N            09/01/29
    0


    2921398          369/G02             F           67,500.00         ZZ
                                         360         67,421.51          1
    106 BIRTHSTONE DRIVE               8.750            531.03         87
                                       8.500            531.03       78,000.00
    EL PASO          TX   79935          1            08/12/99         11
    0431515758                           05           10/01/99         25
    0071670525                           N            09/01/29
    0


    2921820          K08/G02             F           53,200.00         ZZ
                                         360         53,173.84          1
    2213 SOUTH BRAESWOOD BOULEVARD     9.500            447.33         70
    UNIT # 12F                         9.250            447.33       76,000.00
    HOUSTON          TX   77030          1            09/17/99         00
    0411564875                           01           11/01/99          0
    0411564875                           N            10/01/29
    0


1


    2921821          K08/G02             F           58,100.00         ZZ
                                         360         58,071.42          1
    2207 SOUTH BRAESWOOD BOULEVARD     9.500            488.54         70
    UNIT # 42E                         9.250            488.54       83,000.00
    HOUSTON          TX   77030          1            09/17/99         00
    0411565047                           01           11/01/99          0
    0411565047                           N            10/01/29
    0


    2921833          K08/G02             F          205,600.00         ZZ
                                         360        205,472.21          1
    425 RIDGEWOOD ROAD                 8.375          1,562.71         80
                                       8.125          1,562.71      257,000.00
    AUSTIN           TX   78746          4            09/15/99         00
    0411602543                           05           11/01/99          0
    0411602543                           O            10/01/29
    0


    2921981          696/G02             F          238,750.00         ZZ
                                         360        238,597.76          1
    131 SHEPHERDSON LANE, N.E.         8.250          1,793.65         80
                                       8.000          1,793.65      298,474.00
    VIENNA           VA   22180          1            09/21/99         00
    0431496587                           07           11/01/99          0
    23799272                             O            10/01/29
    0


    2921983          696/G02             F          174,200.00         ZZ
                                         360        174,094.47          1
    2102 CARROLL CREEK VIEW COURT      8.500          1,339.45         70
                                       8.250          1,339.45      248,899.00
    FREDERICK        MD   21702          1            09/22/99         00
    0431496520                           03           11/01/99          0
    31999098                             O            10/01/29
    0


    2921988          696/G02             F          161,600.00         ZZ
                                         360        161,496.95          1
    6036 RICKETTS WALK                 8.250          1,214.05         80
                                       8.000          1,214.05      202,000.00
    ALEXANDRIA       VA   22312          1            09/17/99         00
    0431496140                           09           11/01/99          0
    23399171                             O            10/01/29
    0


    2923999          K08/G02             F          210,400.00         ZZ
                                         360        210,282.04          1
    2320 BRIARDALE DRIVE               8.875          1,674.04         80
                                       8.625          1,674.04      263,000.00
1


    CARROLLTON       TX   75006          4            09/17/99         00
    0411230998                           03           11/01/99          0
    0411230998                           O            10/01/29
    0


    2924005          K08/G02             F          228,000.00         ZZ
                                         360        227,858.29          1
    19271 LAKE CHABOT ROAD             8.375          1,732.96         80
                                       8.125          1,732.96      285,000.00
    CASTRO VALLEY    CA   94546          1            09/16/99         00
    0411569437                           05           11/01/99          0
    0411569437                           O            10/01/29
    0


    2926281          K08/G02             F          123,900.00         ZZ
                                         360        123,824.94          1
    144 WATERLEAF PLACE                8.500            952.68         70
                                       8.250            952.68      177,050.00
    CLAYTON          NC   27520          1            09/22/99         00
    0411587066                           05           11/01/99          0
    0411587066                           O            10/01/29
    0


    2928686          K08/G02             F          180,000.00         ZZ
                                         360        179,888.12          1
    103 MISSION DRIVE                  8.375          1,368.13         80
                                       8.125          1,368.13      225,000.00
    EAST PALO ALTO   CA   94303          1            09/17/99         00
    0411571441                           01           11/01/99          0
    0411571441                           O            10/01/29
    0


    2928705          K08/G02             F           36,000.00         ZZ
                                         360         35,982.29          1
    920 NORTH OLDEN AVENUE             9.500            302.71         90
                                       9.250            302.71       40,000.00
    TRENTON          NJ   08611          1            09/23/99         10
    0411609514                           07           11/01/99         25
    0411609514                           N            10/01/29
    0


    2928874          K08/G02             F           80,350.00         ZZ
                                         360         80,206.95          2
    312 - 314 ALGONQUIN AVENUE         9.125            653.75         90
                                       8.875            653.75       89,300.00
    COLUMBUS         OH   43204          1            09/14/99         04
    0411577596                           05           11/01/99         25
    0411577596                           N            10/01/29
    0
1




    2929546          E82/G02             F          174,400.00         ZZ
                                         360        174,307.19          1
    1030 EAST CHRISTINA WAY            9.125          1,418.98         80
                                       8.875          1,418.98      218,000.00
    PALM SPRINGS     CA   92262          1            09/23/99         00
    0400227310                           05           11/01/99          0
    0400227310                           O            10/01/29
    0


    2930180          638/G02             F           87,300.00         ZZ
                                         360         87,258.18          4
    7-11 PORTER STREET                 9.625            742.04         90
                                       9.375            742.04       97,000.00
    LOWELL           MA   01852          1            09/16/99         04
    0431521871                           05           11/01/99         25
    08927794                             N            10/01/29
    0


    2931716          K08/G02             F          148,000.00         ZZ
                                         360        147,927.21          3
    372 ADAMS STREET                   9.500          1,244.46         90
                                       9.250          1,244.46      164,500.00
    DORCHESTER       MA   02122          1            09/24/99         10
    0411543499                           05           11/01/99         25
    0411543499                           N            10/01/29
    0


    2931729          K08/G02             F           36,900.00         ZZ
                                         360         36,882.32          2
    10997 ROSSITER                     9.625            313.65         90
                                       9.375            313.65       41,000.00
    DETROIT          MI   48081          1            09/24/99         04
    0411600737                           05           11/01/99         25
    0411600737                           N            10/01/29
    0


    2931730          K08/G02             F           88,000.00         ZZ
                                         360         87,948.05          1
    10960 COLORADO AVENUE              8.625            684.45         80
                                       8.375            684.45      110,000.00
    CHAMPLIN         MN   55316          1            09/24/99         00
    0411603467                           01           11/01/99          0
    0411603467                           O            10/01/29
    0


    2931739          K08/G02             F           78,750.00         ZZ
                                         360         78,706.99          2
1


    11435 -37 KLINGER STREET           9.000            633.64         75
                                       8.750            633.64      105,000.00
    HAMTRAMCK        MI   48212          1            09/24/99         00
    0411616170                           05           11/01/99          0
    0411616170                           O            10/01/29
    0


    2931740          K08/G02             F           75,500.00         ZZ
                                         360         75,459.82          1
    402 OLIVE STREET                   9.125            614.29         90
                                       8.875            614.29       83,900.00
    BRYAN            TX   77801          1            09/21/99         12
    0411616790                           05           11/01/99         25
    0411616790                           N            10/01/29
    0


    2932624          638/G02             F          300,000.00         ZZ
                                         360        299,813.53          1
    1712 ALLISON WAY                   8.375          2,280.22         53
                                       8.125          2,280.22      575,000.00
    REDLANDS         CA   92373          1            08/31/99         00
    0431508522                           05           11/01/99          0
    008919633                            O            10/01/29
    0


    2932715          623/G02             F          132,750.00         ZZ
                                         360        132,119.19          1
    6722 SUNSET WOODS COURT            7.250            905.59         75
                                       7.000            905.59      177,000.00
    BURKE            VA   22015          2            04/09/99         00
    0431508506                           07           06/01/99          0
    1227104                              O            05/01/29
    0


    2932716          623/G02             F           88,200.00         ZZ
                                         360         88,103.28          1
    5757 BENBOW STREET                 9.000            709.68         78
                                       8.750            709.68      114,000.00
    PORT ST LUCIE    FL   34983          1            08/12/99         00
    0431525351                           03           10/01/99          0
    1230710                              O            09/01/29
    0


    2932717          623/G02             F          182,000.00         ZZ
                                         360        181,263.59          1
    17619 NICK DRIVE                   7.125          1,226.17         80
                                       6.875          1,226.17      227,945.00
    MACOMB           MI   48044          1            05/21/99         00
    0431512722                           05           07/01/99          0
1


    1246140                              O            06/01/29
    0


    2932720          623/G02             F           46,800.00         ZZ
                                         360         46,631.19          1
    7104 INGLESIDE DR                  8.625            364.01         90
                                       8.375            364.01       52,000.00
    PORT RICHEY      FL   34668          1            04/21/99         11
    0431512680                           05           06/01/99         25
    1335349                              N            05/01/29
    0


    2932721          623/G02             F          190,000.00         ZZ
                                         360        189,119.14          1
    8051 DILLMAN RD                    7.375          1,312.28         64
                                       7.125          1,312.28      300,000.00
    WEST PALM BEACH  FL   33411          2            05/03/99         00
    0431512706                           03           06/01/99          0
    1342742                              O            05/01/29
    0


    2932722          623/G02             F          132,000.00         ZZ
                                         360        131,528.14          1
    21017 WESTFARM LANE                7.750            945.66         69
                                       7.500            945.66      193,500.00
    FARMINGTON HILL  MI   48334          1            05/24/99         00
    0431512573                           05           07/01/99          0
    1348082                              O            06/01/29
    0


    2932723          623/G02             F          104,900.00         ZZ
                                         360        104,762.30          1
    1283 108TH AVE NORTHWEST           8.125            778.88         75
                                       7.875            778.88      139,900.00
    COON RAPIDS      MN   55433          1            08/30/99         00
    0431509579                           05           10/01/99          0
    1353754                              O            09/01/29
    0


    2932726          623/G02             F           72,000.00         ZZ
                                         360         71,912.45          1
    101 LAKESHORE DRIVE                8.500            553.62         75
                                       8.250            553.62       96,000.00
    INTERLACHEN      FL   32148          1            08/26/99         00
    0431509462                           05           10/01/99          0
    1365550                              O            09/01/29
    0


1


    2932727          623/G02             F           80,910.00         ZZ
                                         360         80,733.54          2
    70-72 WEST FORTH STREET            8.625            629.31         90
                                       8.375            629.31       89,900.00
    LOWELL           MA   01850          1            08/31/99         11
    0431510072                           05           10/01/99         25
    1367334                              N            09/01/29
    0


    2932728          623/G02             F           56,000.00         ZZ
                                         360         55,928.33          1
    700 MIGEON AVE                     8.250            420.71         71
                                       8.000            420.71       79,900.00
    TORRINGTON       CT   06790          1            08/27/99         00
    0431510122                           05           10/01/99          0
    1367365                              O            09/01/29
    0


    2932729          623/G02             F           59,400.00         ZZ
                                         360         59,333.16          1
    3617 SAN JOSE LANE                 8.875            472.61         90
                                       8.625            472.61       66,000.00
    ST ANN           MO   63074          2            08/30/99         10
    0431510213                           05           10/01/99         25
    1367636                              N            09/01/29
    0


    2932730          623/G02             F           40,950.00         ZZ
                                         360         40,909.56          1
    320 NORTH E STREET                 9.500            344.33         70
                                       9.250            344.33       58,500.00
    LAKE WORTH       FL   33460          1            08/31/99         00
    0431510650                           05           10/01/99          0
    1368449                              N            09/01/29
    0


    2932731          623/G02             F           69,400.00         ZZ
                                         360         69,313.42          1
    121 CARNEGIE LOOP                  8.375            527.49         72
                                       8.125            527.49       96,400.00
    MERIDIANVILLE    AL   35759          1            08/31/99         00
    0431510726                           05           10/01/99          0
    1368452                              O            09/01/29
    0


    2932732          623/G02             F          200,000.00         ZZ
                                         360        199,737.47          1
    442 WOODLAND STREET                8.125          1,484.99         58
                                       7.875          1,484.99      345,000.00
1


    ORLANDO          FL   32806          5            09/01/99         00
    0431510833                           05           10/01/99          0
    1368468                              O            09/01/29
    0


    2932733          623/G02             F           67,000.00         ZZ
                                         360         66,933.84          3
    730 EAST 155TH STREET              9.500            563.37         90
                                       9.250            563.37       74,450.00
    CLEVELAND        OH   44110          1            08/26/99         10
    0431509728                           05           10/01/99         25
    1370501                              N            09/01/29
    0


    2932734          623/G02             F          238,600.00         ZZ
                                         360        238,317.24          1
    3551 SOMMERSET COURT               8.625          1,855.81         79
                                       8.375          1,855.81      305,600.00
    MOUNT PLEASANT   SC   29464          2            08/31/99         00
    0431509694                           03           10/01/99          0
    1370690                              O            09/01/29
    0


    2932735          623/G02             F           31,400.00         ZZ
                                         360         31,364.67          1
    818 LESA STREET                    8.875            249.83         90
                                       8.625            249.83       34,900.00
    HINESVILLE       GA   31313          1            09/02/99         01
    0431509439                           05           10/01/99         25
    1371169                              N            09/01/29
    0


    2932736          623/G02             F           90,900.00         ZZ
                                         360         90,810.22          1
    163 NEW HAMPSHIRE AVENUE           9.500            764.34         70
                                       9.250            764.34      129,900.00
    FAIRFIELD        CT   06430          1            08/30/99         00
    0431509348                           05           10/01/99          0
    1371352                              N            09/01/29
    0


    2932737          623/G02             F           80,000.00         ZZ
                                         360         79,909.96          1
    10 INDIAN HILL ROAD                8.875            636.52         52
                                       8.625            636.52      156,000.00
    SANDOWN          NH   03873          2            08/31/99         00
    0431508977                           05           10/01/99          0
    1371462                              O            09/01/29
    0
1




    2932738          623/G02             F           50,000.00         ZZ
                                         360         49,977.29          1
    306 LANGLEY ROAD                   9.875            434.17         19
                                       9.625            434.17      274,000.00
    NEWTON           MA   02459          1            09/07/99         00
    0431509660                           05           11/01/99          0
    1371490                              O            10/01/29
    0


    2932739          623/G02             F           74,000.00         ZZ
                                         360         73,910.02          1
    3843-D JOHNSON ST                  8.500            569.00         80
                                       8.250            569.00       92,500.00
    HIGH POINT       NC   27265          1            09/03/99         00
    0431509637                           05           10/01/99          0
    1372452                              O            09/01/29
    0


    2932740          623/G02             F          112,000.00         ZZ
                                         360        111,778.77          1
    5530 WEDGEWOOD DRIVE               9.375            931.56         80
                                       9.125            931.56      140,000.00
    SHOREWOOD        MN   55331          5            08/26/99         00
    0431509629                           05           10/01/99          0
    1372823                              O            09/01/29
    0


    2932741          623/G02             F           82,500.00         ZZ
                                         360         82,422.71          1
    420 BIRCH STREET                   9.750            708.80         75
                                       9.500            708.80      110,000.00
    NORTH BRANCH     MN   55056          1            08/27/99         00
    0431509611                           05           10/01/99          0
    1372959                              O            09/01/29
    0


    2932742          623/G02             F           77,000.00         ZZ
                                         360         76,814.54          1
    35 WORCESTER AVENUE                9.625            654.49         48
                                       9.375            654.49      163,000.00
    HUDSON           MA   01749          5            08/31/99         00
    0431509595                           05           10/01/99          0
    1373169                              O            09/01/29
    0


    2932743          623/G02             F           95,000.00         ZZ
                                         360         94,895.83          1
1


    375 NEW LONDON TURNPIKE            9.000            764.39         71
                                       8.750            764.39      135,000.00
    NORWICH          CT   06360          1            08/27/99         00
    0431512540                           05           10/01/99          0
    1373608                              O            09/01/29
    0


    2932744          623/G02             F          103,400.00         ZZ
                                         360        103,354.26          1
    20 GLENSIDE DRIVE                 10.000            907.41         75
                                       9.750            907.41      137,910.00
    AMELIA           OH   45102          1            09/03/99         00
    0431512466                           05           11/01/99          0
    1381873                              O            10/01/29
    0


    2932745          623/G02             F           44,800.00         ZZ
                                         359         44,776.77          1
    814 8TH STREET SOUTH               9.250            368.56         65
                                       9.000            368.56       69,000.00
    ST CLOUD         MN   56301          5            08/31/99         00
    0431512417                           05           11/01/99          0
    1382002                              O            09/01/29
    0


    2932746          623/G02             F           52,200.00         ZZ
                                         360         52,141.25          1
    3526 SAN JOSE LANE                 8.875            415.33         90
                                       8.625            415.33       58,000.00
    ST ANN           MO   63074          1            08/30/99         10
    0431530690                           05           10/01/99         25
    1382020                              N            09/01/29
    0


    2932748          623/G02             F           78,750.00         ZZ
                                         360         78,706.99          1
    1476 TEMPLE DRIVE                  9.000            633.64         90
    APT C & D                          8.750            633.64       87,500.00
    KISSIMMEE        FL   34746          1            09/03/99         10
    0431512128                           05           11/01/99         25
    1382387                              N            10/01/29
    0


    2932749          623/G02             F           84,000.00         ZZ
                                         360         83,897.86          1
    1609 LEEWARD LANE                  8.500            645.89         70
                                       8.250            645.89      120,000.00
    PUT IN BAY       OH   43456          1            08/30/99         00
    0431512151                           05           10/01/99          0
1


    1382886                              N            09/01/29
    0


    2932751          623/G02             F          200,000.00         ZZ
                                         360        199,744.06          1
    198 GROVE STREET                   8.250          1,502.53         54
                                       8.000          1,502.53      375,000.00
    LEXINGTON        MA   02420          5            08/31/99         00
    0431512227                           05           10/01/99          0
    1383746                              O            09/01/29
    0


    2932752          623/G02             F          117,100.00         ZZ
                                         360        116,957.62          1
    2305 KIRKSTONE DR                  8.500            900.40         80
                                       8.250            900.40      146,400.00
    BUFORD           GA   30519          1            09/01/99         00
    0431512235                           03           10/01/99          0
    1383821                              O            09/01/29
    0


    2932754          623/G02             F           78,750.00         ZZ
                                         360         78,710.23          2
    1476 A & B TEMPLE DRIVE            9.375            655.00         90
                                       9.125            655.00       87,500.00
    KISSIMMEE        FL   34741          1            09/03/99         10
    0431512029                           05           11/01/99         25
    1384679                              N            10/01/29
    0


    2932755          623/G02             F          168,000.00         ZZ
                                         360        167,768.00          1
    123 KIOWA CIRCLE                   7.875          1,218.12         80
                                       7.625          1,218.12      211,000.00
    WESTCLIFFE       CO   81252          2            08/02/99         00
    0431511997                           05           10/01/99          0
    1443568                              O            09/01/29
    0


    2932756          623/G02             F           56,250.00         ZZ
                                         360         56,028.23          1
    550 SOUTH 400 EAST                 7.750            402.98         50
    #3209                              7.500            402.98      112,500.00
    SALT LAKE CITY   UT   84111          1            05/13/99         00
    0431511971                           01           07/01/99          0
    1446643                              O            06/01/29
    0


1


    2932757          623/G02             F           72,800.00         ZZ
                                         360         72,722.23          1
    630 EAST 160 SOUTH                 9.125            592.32         71
                                       8.875            592.32      103,500.00
    ST GEORGE        UT   84770          1            08/12/99         00
    0431511948                           09           10/01/99          0
    1469092                              O            09/01/29
    0


    2932758          623/G02             F           85,500.00         ZZ
                                         360         85,408.11          1
    61503 CAMELOT PLACE                9.500            718.93         89
                                       9.250            718.93       97,000.00
    BEND             OR   97702          1            08/31/99         10
    0431511930                           05           10/01/99         25
    1471003                              N            09/01/29
    0


    2932759          623/G02             F          178,400.00         ZZ
                                         360        177,014.07          1
    932 WALDEN MEADOWS DRIVE           8.750          1,403.47         80
                                       8.500          1,403.47      223,000.00
    MURRAY           UT   84123          2            08/30/99         00
    0431511922                           05           11/01/99          0
    1471422                              O            10/01/29
    0


    2932761          623/G02             F           84,160.00         ZZ
                                         360         84,072.41          1
    150 DEWEY ROAD                     9.250            692.36         80
                                       9.000            692.36      105,200.00
    OWOSSO           MI   48867          5            08/26/99         00
    0431524800                           05           10/01/99          0
    5218494                              O            09/01/29
    0


    2932762          623/G02             F          100,875.00         ZZ
                                         360        100,764.37          2
    926 TERRACE LANE & 20              9.000            811.67         75
    CAMELLIA WY                        8.750            811.67      134,500.00
    GALT             CA   95632          1            08/12/99         00
    0431511880                           05           10/01/99          0
    6207940                              N            09/01/29
    0


    2932764          623/G02             F          214,200.00         ZZ
                                         360        213,925.88          1
    1036 EAST CARLETON AVENUE          8.250          1,609.22         80
                                       8.000          1,609.22      267,770.00
1


    ORANGE           CA   92867          1            08/19/99         00
    0431511856                           05           10/01/99          0
    6318938                              O            09/01/29
    0


    2932766          623/G02             F           85,000.00         ZZ
                                         360         84,840.37          1
    4692 GEARY STREET SOUTHEAST        8.375            646.07         77
                                       8.125            646.07      111,000.00
    ALBANY           OR   97321          1            07/14/99         00
    0431512755                           05           09/01/99          0
    6398627                              O            08/01/29
    0


    2933208          623/G02             F          136,000.00         ZZ
                                         360        135,865.69          2
    325-327 FREEPORT STREET            9.500          1,143.56         80
                                       9.250          1,143.56      170,000.00
    DORCHESTER       MA   02124          1            08/23/99         00
    0431509603                           05           10/01/99          0
    1361133                              O            09/01/29
    0


    2933209          623/G02             F           66,400.00         ZZ
                                         360         66,317.17          1
    13301 DEMETRIAS WAY                8.375            504.69         80
                                       8.125            504.69       83,000.00
    GERMANTOWN       MD   20874          1            08/23/99         00
    0431508696                           03           10/01/99          0
    1363973                              O            09/01/29
    0


    2933211          623/G02             F          138,750.00         ZZ
                                         360        138,514.91          1
    16416 GOLF COURSE ROAD             8.875          1,103.96         75
                                       8.625          1,103.96      185,000.00
    PARRISH          FL   34219          1            07/23/99         00
    0431509850                           05           09/01/99          0
    1367574                              O            08/01/29
    0


    2933214          623/G02             F          102,400.00         ZZ
                                         360        102,290.60          1
    1618 MARLBORO ROAD                 9.125            833.16         80
                                       8.875            833.16      128,000.00
    EDGEWATER        MD   21037          1            08/27/99         00
    0431509488                           05           10/01/99          0
    1368270                              O            09/01/29
    0
1




    2933216          623/G02             F           82,500.00         ZZ
                                         360         82,360.21          2
    2742 JOHNSON STREET NORTHEAST      8.875            656.41         90
                                       8.625            656.41       91,700.00
    MINNEAPOLIS      MN   55418          1            07/30/99         10
    0431509546                           05           09/01/99         25
    1369325                              N            08/01/29
    0


    2933219          623/G02             F          151,680.00         ZZ
                                         360        151,500.26          1
    2587 FIELDVIEW DRIVE               8.625          1,179.75         80
                                       8.375          1,179.75      189,600.00
    MACUNGIE         PA   18062          1            08/27/99         00
    0431508654                           05           10/01/99          0
    1372024                              O            09/01/29
    0


    2933220          623/G02             F           68,700.00         ZZ
                                         360         68,628.49          1
    5440 LEDFORD DRIVE                 9.250            565.18         75
                                       9.000            565.18       91,600.00
    AUSTELL          GA   30106          1            08/23/99         00
    0431508712                           05           10/01/99          0
    1373102                              O            09/01/29
    0


    2933221          623/G02             F          127,800.00         ZZ
                                         360        127,670.41          1
    4606 1/2 CALVERT ROAD              9.375          1,062.98         90
                                       9.125          1,062.98      142,000.00
    COLLEGE PARK     MD   20740          1            08/26/99         11
    0431508761                           05           10/01/99         25
    1373200                              N            09/01/29
    0


    2933222          623/G02             F          164,900.00         ZZ
                                         360        164,709.56          1
    1948 VANCE DRIVE                   8.750          1,297.27         90
                                       8.500          1,297.27      183,300.00
    ATLANTA          GA   30345          1            08/23/99         10
    0431508795                           05           10/01/99         25
    1373521                              N            09/01/29
    0


    2933236          623/G02             F           96,000.00         ZZ
                                         360         95,900.08          1
1


    425 NORTHWEST STATE STREET         9.250            789.77         80
                                       9.000            789.77      120,000.00
    BEND             OR   97701          1            08/18/99         00
    0431510023                           05           10/01/99          0
    6398760                              O            09/01/29
    0


    2933239          623/G02             F           80,100.00         ZZ
                                         360         80,007.49          1
    3607 SHEFIELD LANE                 8.750            630.15         90
                                       8.500            630.15       89,000.00
    PUEBLO           CO   81005          1            08/20/99         04
    0431510619                           05           10/01/99         25
    1467943                              N            09/01/29
    0


    2934118          K08/G02             F           88,000.00         ZZ
                                         360         87,913.09          3
    2503 IRVING AVENUE NORTH           9.500            739.95         80
                                       9.250            739.95      110,000.00
    MINNEAPOLIS      MN   55411          1            08/25/99         00
    0411562424                           05           10/01/99          0
    0411562424                           N            09/01/29
    0


    2934119          K08/G02             F           41,150.00         ZZ
                                         360         41,126.32          1
    3644 WESTERN AV                    8.750            323.73         75
                                       8.500            323.73       54,900.00
    PARK FOREST      IL   60466          1            09/27/99         00
    0411575160                           01           11/01/99          0
    0411575160                           N            10/01/29
    0


    2934122          K08/G02             F           21,950.00         ZZ
                                         360         21,939.76          1
    5502 NW 24 STREET                  9.750            188.58         90
                                       9.500            188.58       24,400.00
    LAUDERHILL       FL   33313          1            09/27/99         04
    0411588429                           07           11/01/99         25
    0411588429                           N            10/01/29
    0


    2934126          K08/G02             F           80,100.00         ZZ
                                         360         80,058.48          2
    2440 SOUTH SAWYER AVENUE           9.250            658.96         90
                                       9.000            658.96       89,000.00
    CHICAGO          IL   60623          1            09/27/99         01
    0411595598                           05           11/01/99         25
1


    0411595598                           N            10/01/29
    0


    2934127          K08/G02             F           76,800.00         ZZ
                                         360         76,761.22          1
    14-10 ABBOTT ROAD, UNIT: C         9.375            638.79         80
    BLDG: 14-10                        9.125            638.79       96,000.00
    FAIR LAWN        NJ   07410          1            09/16/99         00
    0411598535                           01           11/01/99          0
    0411598535                           N            10/01/29
    0


    2934133          K08/G02             F           93,500.00         ZZ
                                         360         93,452.78          4
    117 CARNATION STREET               9.375            777.69         85
                                       9.125            777.69      110,000.00
    METAIRIE         LA   70001          1            09/27/99         04
    0411608912                           05           11/01/99         20
    0411608912                           N            10/01/29
    0


    2934311          076/076             F          252,000.00         ZZ
                                         360        251,677.50          1
    33E 38TH ST                        8.250          1,893.20         80
                                       8.000          1,893.20      316,000.00
    MANHATTAN        NY   10008          1            08/10/99         00
    0687349                              06           10/01/99          0
    0687349                              O            09/01/29
    0


    2934312          076/076             F          319,000.00         ZZ
                                         360        318,602.04          1
    27960   VIA SANTA ROSA             8.375          2,424.64         75
                                       8.125          2,424.64      430,000.00
    TEMECULA         CA   92590          2            08/03/99         00
    1231819                              05           10/01/99          0
    1231819                              O            09/01/29
    0


    2934320          076/076             F          260,000.00         ZZ
                                         360        259,675.66          1
    40-31   157TH ST                   8.375          1,976.19         79
                                       8.125          1,976.19      330,000.00
    FLUSHING         NY   11354          1            08/09/99         00
    1279070                              05           10/01/99          0
    1279070                              O            09/01/29
    0


1


    2934328          076/076             F          256,500.00         ZZ
                                         360        256,188.10          1
    746 LINDA FLORA ST                 8.500          1,972.27         95
                                       8.250          1,972.27      272,500.00
    SAN JOSE         CA   95127          1            08/02/99         10
    1683429                              05           10/01/99         30
    1683429                              O            09/01/29
    0


    2934864          Q17/G02             F           40,000.00         ZZ
                                         360         39,978.15          1
    3901 UNION  AVENUE 33              9.000            321.85         80
                                       8.750            321.85       50,000.00
    BAKERSFIELD      CA   93305          1            09/23/99         00
    0431512292                           05           11/01/99          0
    99003751                             N            10/01/29
    0


    2934882          765/G02             F          154,700.00         ZZ
                                         360        154,619.80          1
    2180 ELDEN AVENUE #4               9.250          1,272.68         65
                                       9.000          1,272.68      238,000.00
    COSTA MESA       CA   92627          1            09/08/99         00
    0431512516                           01           11/01/99          0
    348855                               N            10/01/29
    0


    2936093          K08/G02             F           55,600.00         ZZ
                                         360         55,570.41          3
    15 W HAMPTON STREET                9.125            452.38         90
                                       8.875            452.38       61,800.00
    PEMBERTON        NJ   08068          1            09/28/99         10
    0411524945                           05           11/01/99         25
    0411524945                           N            10/01/29
    0


    2936099          K08/G02             F          273,650.00         ZZ
                                         360        273,504.37          2
    148 LAKE STREET                    9.125          2,226.51         65
                                       8.875          2,226.51      421,000.00
    BRIGHTON         MA   02136          5            09/28/99         00
    0411575962                           05           11/01/99          0
    0411575962                           N            10/01/29
    0


    2936101          K08/G02             F           64,050.00         ZZ
                                         360         64,020.12          2
    11 HAPPY HAVEN ROAD                9.750            550.29         75
                                       9.500            550.29       85,400.00
1


    WILMINGTON       VT   05363          1            09/28/99         00
    0411577885                           05           11/01/99          0
    0411577885                           N            10/01/29
    0


    2936102          K08/G02             F           97,600.00         ZZ
                                         360         97,549.40          1
    1304 KING GEORGE LAYNE             9.250            802.93         80
                                       9.000            802.93      122,000.00
    DOVER TOWNSHIP   NJ   08753          1            09/28/99         00
    0411592538                           01           11/01/99          0
    0411592538                           O            10/01/29
    0


    2936104          K08/G02             F          112,500.00         ZZ
                                         360        112,446.10          1
    5278 ROSSITER AVENUE               9.625            956.24         90
                                       9.375            956.24      125,000.00
    WATERFORD        MI   48329          1            09/28/99         04
    0411599525                           05           11/01/99         25
    0411599525                           N            10/01/29
    0


    2936110          K08/G02             F           99,000.00         ZZ
                                         360         98,940.03          2
    204-206 JOSHUA BLVD.               8.500            761.22         90
                                       8.250            761.22      110,000.00
    JOSHUA           TX   76058          1            09/27/99         04
    0411614498                           05           11/01/99         25
    0411614498                           N            10/01/29
    0


    2936114          K08/G02             F           76,400.00         ZZ
                                         360         76,353.72          1
    310 MORNINGSIDE CIRCLE             8.500            587.45         80
                                       8.250            587.45       95,500.00
    ST PAUL          MN   55119          1            09/28/99         00
    0411623127                           05           11/01/99          0
    0411623127                           O            10/01/29
    0


    2937225          074/074             F          134,925.00         ZZ
                                         360        134,738.69          1
    9 LILAC LANE                       7.875            978.30         75
                                       7.625            978.30      179,900.00
    MEDFORD          NJ   08055          1            08/05/99         00
    1101272496                           05           10/01/99          0
    1101272496                           O            09/01/29
    0
1




    2937227          074/074             F          220,000.00         ZZ
                                         360        219,254.20          3
    801 SOUTH OAK DRIVE                6.875          1,445.25         90
                                       6.625          1,445.25      245,000.00
    BRONX            NY   10467          1            06/18/99         01
    1106242561                           05           08/01/99         25
    1106242561                           O            07/01/29
    0


    2937234          074/074             F          239,900.00         ZZ
                                         360        239,608.29          2
    161 ROCKVILLE AVENUE               8.500          1,844.63         78
                                       8.250          1,844.63      310,000.00
    STATEN ISLAND    NY   10314          1            08/24/99         00
    1111319304                           05           10/01/99          0
    1111319304                           N            09/01/29
    0


    2937235          074/074             F          239,900.00         ZZ
                                         360        239,630.01          3
    68 VAN COURTLAND AVENUE WEST       8.875          1,908.76         90
                                       8.625          1,908.76      267,500.00
    BRONX            NY   10463          1            08/30/99         04
    1111319439                           05           10/01/99         25
    1111319439                           N            09/01/29
    0


    2937247          074/074             F           83,850.00         ZZ
                                         360         83,748.06          4
    140 SE 3RD COURT                   8.500            644.73         65
                                       8.250            644.73      129,000.00
    DEERFIELD BEACH  FL   33441          5            08/26/99         00
    1302049235                           05           10/01/99          0
    1302049235                           O            09/01/29
    0


    2937255          074/074             F           67,200.00         ZZ
                                         360         67,083.14          4
    5650 RICKOVER STREET               8.750            528.67         80
                                       8.500            528.67       84,000.00
    BATON ROUGE      LA   70811          1            07/07/99         00
    1539026966                           05           09/01/99          0
    1539026966                           N            08/01/29
    0


    2937256          074/074             F          127,150.00         ZZ
                                         360        126,999.32          1
1


    17306 PIKES PEEK COURT             8.625            988.96         80
                                       8.375            988.96      158,950.00
    TOMBALL          TX   77375          1            08/12/99         00
    1539032120                           03           10/01/99          0
    1539032120                           O            09/01/29
    0


    2937262          074/074             F           59,750.00         ZZ
                                         360         59,675.25          1
    5633 S 88TH E AVENUE               8.875            475.40         86
                                       8.625            475.40       70,000.00
    TULSA            OK   74145          2            08/18/99         11
    1563299262                           05           10/01/99         30
    1563299262                           N            09/01/29
    0


    2937263          074/074             F           37,800.00         ZZ
                                         360         37,758.55          1
    1011 WEST SPRUCE                   9.000            304.15         89
                                       8.750            304.15       42,620.00
    HASKELL          OK   74436          1            09/01/99         10
    1563299648                           05           10/01/99         25
    1563299648                           N            09/01/29
    0


    2937274          074/074             F          216,000.00         ZZ
                                         360        215,756.90          2
    5210 W AINSLIE STREET              8.875          1,718.60         80
                                       8.625          1,718.60      270,000.00
    CHICAGO          IL   60630          1            08/25/99         00
    1583227967                           05           10/01/99          0
    1583227967                           O            09/01/29
    0


    2937277          074/074             F           72,000.00         ZZ
                                         360         71,928.88          4
    4200-4202 ARSENAL STREET           9.500            605.42         90
                                       9.250            605.42       80,000.00
    SAINT LOUIS      MO   63116          1            09/03/99         14
    1583239139                           05           10/01/99         25
    1583239139                           N            09/01/29
    0


    2937283          074/074             F           49,000.00         T
                                         360         48,943.40          1
    2300 ASBURY DRIVE                  8.750            385.49         70
                                       8.500            385.49       70,000.00
    DELTONA          FL   32725          1            08/30/99         00
    1590180820                           05           10/01/99          0
1


    1590180820                           O            09/01/29
    0


    2937285          074/074             F          290,000.00         ZZ
                                         360        289,824.32          1
    61 SILLERO                         8.500          2,229.85         84
                                       8.250          2,229.85      347,000.00
    RANCHO SANTA MA  CA   92688          2            09/14/99         12
    1595174460                           09           11/01/99         12
    1595174460                           O            10/01/29
    0


    2937287          074/074             F           99,900.00         ZZ
                                         360         99,784.64          1
    214 GREENVIEW AVENUE               8.750            785.91         90
                                       8.500            785.91      111,175.00
    MUNDELEIN        IL   60060          1            08/26/99         01
    1606108229                           05           10/01/99         25
    1606108229                           N            09/01/29
    0


    2937292          074/074             F          124,000.00         ZZ
                                         360        123,924.88          1
    49 E BALTIMORE STREET              8.500            953.45         80
                                       8.250            953.45      155,000.00
    TANEYTOWN        MD   21787          1            09/02/99         00
    1721215871                           05           11/01/99          0
    1721215871                           O            10/01/29
    0


    2937295          074/074             F           52,110.00         ZZ
                                         360         52,049.82          3
    143 BAKER STREET                   8.750            409.95         90
                                       8.500            409.95       57,900.00
    FALL RIVER       MA   02721          1            08/27/99         04
    1814089859                           05           10/01/99         25
    1814089859                           N            09/01/29
    0


    2937297          074/074             F          180,000.00         ZZ
                                         360        179,911.46          4
    5615-17 LAKESIDE/624A-B POPLA      9.500          1,513.54         90
                                       9.250          1,513.54      200,000.00
    RALEIGH          NC   27603          1            09/09/99         01
    1841131197                           05           11/01/99         25
    1841131197                           N            10/01/29
    0


1


    2938267          K08/G02             F          198,500.00         ZZ
                                         360        198,376.62          1
    10529 CORAL BERRY DRIVE            8.375          1,508.74         80
                                       8.125          1,508.74      248,165.00
    MANASSAS         VA   20110          1            09/29/99         00
    0411554637                           03           11/01/99          0
    0411554637                           O            10/01/29
    0


    2938270          K08/G02             F           43,000.00         ZZ
                                         360         42,973.95          1
    58441 MAIN STREET                  8.500            330.63         75
                                       8.250            330.63       58,000.00
    COVELO           CA   95428          1            08/31/99         00
    0411575632                           05           11/01/99          0
    0411575632                           O            10/01/29
    0


    2938277          K08/G02             F           74,400.00         ZZ
                                         360         74,353.76          1
    851 PASO DEL RIO                   8.375            565.49         80
                                       8.125            565.49       93,000.00
    EAGLE PASS       TX   78852          1            09/29/99         00
    0411601313                           05           11/01/99          0
    0411601313                           O            10/01/29
    0


    2938290          K08/G02             F          202,500.00         ZZ
                                         360        202,389.39          4
    514 A-D WINDSOR ROAD               9.000          1,629.36         75
                                       8.750          1,629.36      270,000.00
    ARCADIA          CA   91007          1            09/23/99         00
    0411615644                           05           11/01/99          0
    0411615644                           N            10/01/29
    0


    2938292          K08/G02             F          198,000.00         ZZ
                                         360        197,900.02          3
    3106 TREMLEY POINT ROAD            9.375          1,646.86         90
                                       9.125          1,646.86      220,000.00
    LINDEN           NJ   07036          5            09/24/99         14
    0411619422                           05           11/01/99         25
    0411619422                           O            10/01/29
    0


    2938293          K08/G02             F          138,000.00         ZZ
                                         360        137,916.40          1
    20115 REDWOOD ROAD, UNIT #19       8.500          1,061.10         80
                                       8.250          1,061.10      172,500.00
1


    CASTRO VALLEY    CA   94546          1            09/22/99         00
    0411620641                           01           11/01/99          0
    0411620651                           O            10/01/29
    0


    2938296          K08/G02             F           74,300.00         ZZ
                                         360         74,252.62          1
    1776 NORTH VAGEDES                 8.250            558.19         80
                                       8.000            558.19       93,000.00
    FRESNO           CA   93705          5            09/24/99         00
    0411621592                           05           11/01/99          0
    0411621592                           O            10/01/29
    0


    2938297          K08/G02             F          270,000.00         ZZ
                                         360        269,832.18          1
    88141 CHITA LOOP                   8.375          2,052.20         90
                                       8.125          2,052.20      300,000.00
    SPRINGFIELD      OR   97478          1            09/23/99         04
    0411622020                           05           11/01/99         25
    0411622020                           O            10/01/29
    0


    2938300          K08/G02             F          152,650.00         ZZ
                                         360        152,550.15          1
    15624 PAMELA DRIVE                 8.125          1,133.42         80
                                       7.875          1,133.42      190,881.00
    SILVER SPRING    MD   20905          1            09/29/99         00
    0411623507                           05           11/01/99          0
    0411623507                           O            10/01/29
    0


    2941494          K08/G02             F          144,000.00         ZZ
                                         360        143,932.81          2
    17130 ST. PAUL                     9.750          1,237.19         90
                                       9.500          1,237.19      160,000.00
    GROSSE POINTE    MI   48230          1            09/30/99         04
    0411571730                           05           11/01/99         25
    0411571730                           N            10/01/29
    0


    2941509          K08/G02             F          105,600.00         ZZ
                                         360        105,532.66          1
    6533 PATRICIA AVENUE               8.250            793.34         80
                                       8.000            793.34      132,000.00
    PLANO            TX   75023          1            09/27/99         00
    0411606643                           03           11/01/99          0
    0411606643                           O            10/01/29
    0
1




    2941511          K08/G02             F           81,000.00         ZZ
                                         360         80,961.20          4
    1721 PRYOR STREET                  9.625            688.49         90
                                       9.375            688.49       90,000.00
    ATLANTA          GA   30315          1            09/29/99         04
    0411609761                           05           11/01/99         25
    0411609761                           N            10/01/29
    0


    2941512          K08/G02             F           81,000.00         ZZ
                                         360         80,961.20          4
    1725 PRYOR STREET                  9.625            688.49         90
                                       9.375            688.49       90,000.00
    ATLANTA          GA   30315          1            09/29/99         04
    0411609845                           05           11/01/99         25
    0411609845                           N            10/01/29
    0


    2941514          K08/G02             F           28,800.00         ZZ
                                         360         28,786.92          1
    806 SOUTH ALBERT                   9.875            250.08         90
                                       9.625            250.08       32,000.00
    SOUTH BEND       IN   46619          1            09/30/99         04
    0411611585                           05           11/01/99         25
    0411611585                           N            10/01/29
    0


    2941516          K08/G02             F          115,700.00         ZZ
                                         360        115,636.80          1
    443 BEVERLY ROAD                   9.000            930.95         90
                                       8.750            930.95      128,600.00
    NEWARK           DE   19711          1            09/30/99         04
    0411612500                           05           11/01/99         25
    0411612500                           N            10/01/29
    0


    2941519          K08/G02             F           50,400.00         T
                                         360         50,368.67          1
    63 WEST PARR BOULEVARD             8.375            383.08         90
                                       8.125            383.08       56,000.00
    RENO             NV   89503          1            09/28/99         04
    0411615701                           01           11/01/99         25
    0411615701                           O            10/01/29
    0


    2941520          K08/G02             F           59,200.00         ZZ
                                         360         59,167.66          2
1


    90-92 HIGBIE DRIVE                 9.000            476.34         80
                                       8.750            476.34       74,000.00
    EAST HARTFORD    CT   06108          1            09/30/99         00
    0411616899                           05           11/01/99          0
    0411616899                           N            10/01/29
    0


    2941526          K08/G02             F           51,750.00         ZZ
                                         360         51,723.18          1
    12454 GEORGIANA AVE.               9.250            425.73         90
                                       9.000            425.73       57,500.00
    WARREN           MI   48089          1            09/30/99         04
    0411624364                           05           11/01/99         25
    0411624364                           N            10/01/29
    0


    2941527          K08/G02             F          162,000.00         ZZ
                                         360        161,899.31          1
    6000 FREMONT STREET                8.375          1,231.32         80
                                       8.125          1,231.32      202,500.00
    VENTURA          CA   93003          1            09/24/99         00
    0411624810                           05           11/01/99          0
    0411624810                           O            10/01/29
    0


    2941528          K08/G02             F           84,800.00         ZZ
                                         360         84,748.63          1
    640 PAULSON DRIVE                  8.500            652.04         80
                                       8.250            652.04      106,000.00
    LAS VEGAS        NV   89123          1            09/28/99         00
    0411625320                           09           11/01/99          0
    0411625320                           O            10/01/29
    0


    2941530          K08/G02             F           53,100.00         ZZ
                                         360         53,072.47          2
    4107 TULIA DRIVE                   9.250            436.84         90
                                       9.000            436.84       59,000.00
    AMARILLO         TX   79106          1            09/28/99         04
    0411626229                           05           11/01/99         25
    0411626229                           N            10/01/29
    0


    2941532          K08/G02             F           40,800.00         ZZ
                                         360         40,779.40          3
    24 NORTH HARTLEY ROAD              9.375            339.35         90
                                       9.125            339.35       45,375.00
    YORK             PA   17404          1            09/30/99         10
    0411626864                           05           11/01/99         25
1


    0411626864                           N            10/01/29
    0


    2941535          K08/G02             F           40,800.00         ZZ
                                         360         40,779.40          3
    22 NORTH HARTLEY STREET            9.375            339.35         90
                                       9.125            339.35       45,375.00
    YORK             PA   17404          1            09/30/99         04
    0411628704                           05           11/01/99         25
    0411628704                           N            10/01/29
    0


    2941541          K08/G02             F          165,600.00         ZZ
                                         360        165,511.87          1
    3852 SHORECREST DRIVE              9.125          1,347.38         90
                                       8.875          1,347.38      184,000.00
    DALLAS           TX   75209          1            09/30/99         04
    0411636046                           05           11/01/99         25
    0411636046                           N            10/01/29
    0


    2941542          K08/G02             F           51,300.00         ZZ
                                         360         51,271.98          1
    4640 CARR STREET                   9.000            412.77         90
                                       8.750            412.77       57,000.00
    THE COLONY       TX   75056          1            09/30/99         10
    0411636574                           05           11/01/99         25
    0411636574                           N            10/01/29
    0


    2941543          K08/G02             F           59,400.00         ZZ
                                         360         59,369.20          1
    1417 ARLINGTON                     9.250            488.67         90
                                       9.000            488.67       66,000.00
    LINCOLN PARK     MI   48146          1            09/30/99         04
    0411638349                           05           11/01/99         25
    0411638349                           N            10/01/29
    0


    2941655          696/G02             F          218,400.00         ZZ
                                         360        218,260.73          1
    5937 AVON DRIVE                    8.250          1,640.77         80
                                       8.000          1,640.77      273,000.00
    BETHESDA         MD   20814          1            10/01/99         00
    0431516475                           05           11/01/99          0
    30199191                             O            10/01/29
    0


1


    2941866          685/G02             F          173,700.00         ZZ
                                         360        173,602.62          2
    146 & 148 NORTH CORNELL AVENUE     8.875          1,382.04         90
                                       8.625          1,382.04      193,000.00
    FULLERTON        CA   92831          1            09/22/99         01
    0431519776                           05           11/01/99         25
    119532                               N            10/01/29
    0


    2942954          638/G02             F           52,500.00         ZZ
                                         360         52,469.79          1
    9 BAYVIEW COURT                    8.750            413.02         80
                                       8.500            413.02       66,000.00
    HAMPTON          VA   23664          2            09/23/99         00
    0431526284                           03           11/01/99          0
    08917902                             N            10/01/29
    0


    2943246          623/G02             F           54,400.00         ZZ
                                         360         53,884.02          1
    1203 WEST LOVELL                   8.875            432.83         90
                                       8.625            432.83       60,500.00
    KALAMAZOO        MI   49006          1            06/30/98         10
    0431519917                           05           08/01/98         25
    1019822                              N            07/01/28
    0


    2943372          593/593             F          272,500.00         ZZ
                                         360        272,326.23          1
    2817 NORTH 2225 EAST               8.250          2,047.21         85
                                       8.000          2,047.21      320,623.00
    LAYTON           UT   84041          1            09/21/99         12
    0007197122                           05           11/01/99         12
    0007197122                           O            10/01/29
    0


    2943402          638/G02             F           63,700.00         ZZ
                                         360         63,660.40          1
    315 SOUTH PEARL STREET             8.375            484.17         70
                                       8.125            484.17       91,000.00
    BOISE            ID   83705          2            09/22/99         00
    0431525880                           05           11/01/99          0
    08923119                             O            10/01/29
    0


    2943437          638/G02             F          171,000.00         ZZ
                                         360        170,909.00          4
    411 SOUTH 23RD STREET              9.125          1,391.31         90
                                       8.875          1,391.31      190,000.00
1


    RICHMOND         CA   94804          1            09/09/99         10
    0431531441                           05           11/01/99         25
    08925331                             N            10/01/29
    0


    2944156          K08/G02             F          140,000.00         ZZ
                                         360        139,925.49          1
    35416 HERITAGE LANE UNIT #39       9.125          1,139.09         80
                                       8.875          1,139.09      175,000.00
    FARMINGTON       MI   48335          5            09/27/99         00
    0411545494                           01           11/01/99          0
    0411545494                           O            10/01/29
    0


    2944157          K08/G02             F           65,700.00         ZZ
                                         360         65,664.11          1
    3424 SOUTH LOCUST STREET           9.000            528.64         90
    #C                                 8.750            528.64       73,000.00
    DENVER           CO   80222          1            10/01/99         04
    0411555618                           01           11/01/99         25
    0411555618                           N            10/01/29
    0


    2944158          K08/G02             F           58,500.00         ZZ
                                         360         58,473.43          1
    611 SUND DR                        9.875            507.98         90
                                       9.625            507.98       65,000.00
    BUTLER           AL   36904          5            09/27/99         14
    0411565237                           05           11/01/99         25
    0411565237                           O            10/01/29
    0


    2944162          K08/G02             F           68,550.00         ZZ
                                         360         68,518.02          1
    2706 OXFORD TERRACE                9.750            588.95         65
                                       9.500            588.95      105,500.00
    UNIVERSITY PARK  TX   75205          2            10/01/99         00
    0411601487                           01           11/01/99          0
    0411601487                           N            10/01/29
    0


    2944164          K08/G02             F           58,500.00         ZZ
                                         360         58,466.34          2
    411-413 48 STREET                  8.750            460.22         90
                                       8.500            460.22       65,000.00
    WEST PALM BEACH  FL   33407          1            10/01/99         10
    0411607401                           05           11/01/99         25
    0411607401                           N            10/01/29
    0
1




    2944165          K08/G02             F          557,500.00         ZZ
                                         360        557,162.27          1
    831 E. COURTLAND PLACE             8.500          4,286.69         59
                                       8.250          4,286.69      950,000.00
    HIGHLANDS RANCH  CO   80126          5            09/24/99         00
    0411608623                           03           11/01/99          0
    0411608623                           O            10/01/29
    0


    2944168          K08/G02             F          142,500.00         ZZ
                                         360        142,411.43          3
    2031-2033 S. GRAND AVE. (SAN P     8.375          1,083.10         75
                                       8.125          1,083.10      190,000.00
    LOS ANGELES      CA   90731          1            09/28/99         00
    0411611049                           05           11/01/99          0
    0411611049                           O            10/01/29
    0


    2944171          K08/G02             F           85,000.00         ZZ
                                         360         84,948.50          1
    510 PIONEER WAY                    8.500            653.58         65
                                       8.250            653.58      131,000.00
    TAHOE CITY       CA   96145          2            09/24/99         00
    0411625130                           05           11/01/99          0
    0411625130                           N            10/01/29
    0


    2944173          K08/G02             F           29,750.00         ZZ
                                         360         29,732.89          1
    3637 N YOUNGS BLVD.                8.750            234.04         85
                                       8.500            234.04       35,000.00
    OKLAHOMA CITY    OK   73112          1            10/01/99         04
    0411627607                           05           11/01/99         25
    0411627607                           N            10/01/29
    0


    2944174          K08/G02             F           46,000.00         ZZ
                                         360         45,974.87          1
    205 NORTH MIDDLEBORO AVENUE        9.000            370.13         75
                                       8.750            370.13       62,000.00
    MISHAWAKA        IN   46544          2            10/01/99         00
    0411629017                           05           11/01/99          0
    0411629017                           N            10/01/29
    0


    2944176          K08/G02             F          135,000.00         ZZ
                                         360        134,933.60          1
1


    130 COREY LANE                     9.500          1,135.15         90
                                       9.250          1,135.15      150,000.00
    ORTONVILLE       MI   48462          1            10/01/99         04
    0411633084                           05           11/01/99         25
    0411633084                           N            10/01/29
    0


    2944243          696/G02             F          410,400.00         ZZ
                                         360        410,138.30          1
    9400 WILDOAK DRIVE                 8.250          3,083.20         80
                                       8.000          3,083.20      513,000.00
    BETHESDA         MD   20814          1            09/30/99         00
    0431519867                           05           11/01/99          0
    32799241                             O            10/01/29
    0


    2944255          E82/G02             F           90,000.00         ZZ
                                         360         89,955.73          1
    449 NORTH MARYLAND AVENUE          9.500            756.77         90
                                       9.250            756.77      100,000.00
    ATLANTIC CITY    NJ   08401          1            10/05/99         04
    0400231809                           05           11/01/99         25
    0400231809                           N            10/01/29
    0


    2944344          638/G02             F           58,500.00         ZZ
                                         360         58,470.46          1
    5170 6TH AVENUE NORTH              9.375            486.57         90
                                       9.125            486.57       65,000.00
    ST PETERSBURG    FL   33710          1            09/23/99         10
    0431526797                           05           11/01/99         25
    08924404                             N            10/01/29
    0


    2945493          562/G02             F          212,000.00         ZZ
                                         360        211,871.57          1
    8 GARIT LANE                       8.500          1,630.10         80
                                       8.250          1,630.10      265,000.00
    LARCHMONT        NY   10538          1            10/01/99         00
    0431528553                           05           11/01/99          0
    619957                               O            10/01/29
    0


    2945798          623/G02             F           51,750.00         ZZ
                                         360         51,721.74          1
    10964 CHIPPENDALE AVENUE           9.000            416.39         90
                                       8.750            416.39       57,500.00
    EL PASO          TX   79934          1            09/09/99         10
    0431541630                           05           11/01/99         25
1


    1048242                              N            10/01/29
    0


    2945799          623/G02             F          120,000.00         ZZ
                                         360        119,372.89          1
    10210 S TALMAN  STREET             8.250            901.52         75
                                       8.000            901.52      160,000.00
    CHICAGO          IL   60655          5            03/01/99         00
    0431541978                           05           04/01/99          0
    1233907                              O            03/01/29
    0


    2945800          623/G02             F          240,000.00         ZZ
                                         360        239,850.83          1
    636 CRESTON                        8.375          1,824.17         80
                                       8.125          1,824.17      300,000.00
    TROY             MI   48098          5            09/01/99         00
    0431542067                           05           11/01/99          0
    1246192                              O            10/01/29
    0


    2945801          623/G02             F           58,400.00         ZZ
                                         360         58,225.01          1
    3516 10TH AVENUE                   7.500            408.34         80
                                       7.250            408.34       73,000.00
    MINNEAPOLIS      MN   55407          2            06/02/99         00
    0431542091                           05           08/01/99          0
    1248451                              O            07/01/29
    0


    2945803          623/G02             F          104,500.00         ZZ
                                         360        104,394.04          1
    10004 SOLID LIME STREET            9.375            869.18         80
                                       9.125            869.18      130,680.00
    LAS VEGAS        NV   89123          1            08/10/99         00
    0431543750                           03           10/01/99          0
    1308563                              N            09/01/29
    0


    2945804          623/G02             F           94,500.00         ZZ
                                         360         94,445.63          1
    960 HORSETHIEF RANCH AVE           8.750            743.43         70
                                       8.500            743.43      135,000.00
    LAS VEGAS        NV   89123          1            09/01/99         00
    0431542661                           03           11/01/99          0
    1309704                              N            10/01/29
    0


1


    2945805          623/G02             F           67,850.00         ZZ
                                         360         67,639.99          1
    1213 STAR MEADOW DRIVE             9.250            558.19         70
                                       9.000            558.19       96,965.00
    NORTH LAS VEGAS  NV   89030          1            08/30/99         00
    0431543016                           05           10/01/99          0
    1323827                              O            09/01/29
    0


    2945807          623/G02             F           78,300.00         ZZ
                                         360         78,113.08          3
    1301 MINNESOTA AVE                 8.625            609.01         90
                                       8.375            609.01       87,000.00
    BEMIDJI          MN   56601          1            06/24/99         10
    0431543503                           05           08/01/99         25
    1345644                              N            07/01/29
    0


    2945808          623/G02             F           65,250.00         ZZ
                                         360         65,077.53          1
    17A HOPE STREET                    8.125            484.48         75
                                       7.875            484.48       87,000.00
    STAMFORD         CT   06906          5            06/02/99         00
    0431537752                           05           08/01/99          0
    1346511                              N            07/01/29
    0


    2945809          623/G02             F          101,250.00         ZZ
                                         360        100,775.89          1
    5050 32ND AVE SW                   7.500            707.95         75
                                       7.250            707.95      135,000.00
    NAPLES           FL   34116          1            05/06/99         00
    0431537786                           05           07/01/99          0
    1347058                              O            06/01/29
    0


    2945810          623/G02             F          100,000.00         ZZ
                                         360         99,722.00          1
    6 BEVERLY HILL DRIVE               7.875            725.07         43
                                       7.625            725.07      233,000.00
    SHELTON          CT   06484          5            06/18/99         00
    0431538248                           05           08/01/99          0
    1349207                              O            07/01/29
    0


    2945811          623/G02             F          167,920.00         ZZ
                                         360        167,715.82          1
    164 SOUTH EAST MAIN STREET         8.500          1,291.16         79
                                       8.250          1,291.16      212,900.00
1


    DOUGLAS          MA   01516          1            08/31/99         00
    0431538370                           05           10/01/99          0
    1353473                              O            09/01/29
    0


    2945812          623/G02             F           56,000.00         ZZ
                                         360         55,848.18          1
    349 DODGE DRIVE                    8.000            410.91         70
                                       7.750            410.91       80,000.00
    VIRGINIA BEACH   VA   23452          5            06/29/99         00
    0431538420                           05           08/01/99          0
    1359575                              N            07/01/29
    0


    2945813          623/G02             F          108,000.00         ZZ
                                         360        107,937.86          1
    5 BLUE BIRD ROAD                   8.750            849.64         90
                                       8.500            849.64      120,000.00
    MIDDLETOWN       CT   06457          1            09/10/99         11
    0431538834                           05           11/01/99         25
    1361121                              N            10/01/29
    0


    2945814          623/G02             F          154,000.00         ZZ
                                         360        153,787.34          2
    49 VARNUM AVENUE                   7.875          1,116.61         70
                                       7.625          1,116.61      220,000.00
    LOWELL           MA   01852          1            08/31/99         00
    0431538859                           05           10/01/99          0
    1365209                              O            09/01/29
    0


    2945815          623/G02             F           45,450.00         ZZ
                                         360         45,374.97          1
    854 CENTRAL SREET                  9.000            365.70         90
                                       8.750            365.70       50,500.00
    LOWELL           MA   01852          1            07/27/99         11
    0431538990                           05           09/01/99         25
    1365317                              N            08/01/29
    0


    2945816          623/G02             F          160,000.00         ZZ
                                         360        159,815.23          1
    40 FREMONT COURT                   8.750          1,258.72         64
                                       8.500          1,258.72      250,000.00
    DES PLAINES      IL   60016          1            08/27/99         00
    0431539014                           05           10/01/99          0
    1366525                              O            09/01/29
    0
1




    2945817          623/G02             F          179,200.00         ZZ
                                         360        178,976.46          1
    218 E CUNNINGHAM DRIVE             8.375          1,362.05         80
                                       8.125          1,362.05      224,000.00
    PALATINE         IL   60067          1            08/27/99         00
    0431539055                           05           10/01/99          0
    1366543                              O            09/01/29
    0


    2945821          623/G02             F          105,500.00         ZZ
                                         360        105,395.81          3
    139-141-143 HANSEN AVENUE          9.500            887.10         90
                                       9.250            887.10      117,300.00
    BRIDGEPORT       CT   06605          1            08/13/99         11
    0431539139                           05           10/01/99         25
    1368510                              N            09/01/29
    0


    2945822          623/G02             F           41,600.00         ZZ
                                         360         41,577.28          2
    15328 SOUTH SEELEY                 9.000            334.72         80
                                       8.750            334.72       52,000.00
    HARVEY           IL   60426          1            09/13/99         00
    0431539162                           05           11/01/99          0
    1369313                              N            10/01/29
    0


    2945824          623/G02             F           70,000.00         ZZ
                                         360         69,919.16          1
    15 DOGWOOD LANE                    8.750            550.69         62
                                       8.500            550.69      114,000.00
    HANOVER          PA   17331          5            08/20/99         00
    0431539246                           05           10/01/99          0
    1370090                              O            09/01/29
    0


    2945826          623/G02             F          115,500.00         ZZ
                                         360        115,382.89          1
    2004 NORTH COVE BOULEVARD          9.375            960.67         89
                                       9.125            960.67      130,000.00
    TOLEDO           OH   43606          2            09/01/99         10
    0431539360                           05           10/01/99         25
    1370409                              N            09/01/29
    0


    2945827          623/G02             F           87,500.00         ZZ
                                         360         87,446.99          1
1


    815 SICILY ROAD                    8.500            672.80         68
                                       8.250            672.80      129,000.00
    MOUNT ORAB       OH   45154          2            09/09/99         00
    0431530526                           05           11/01/99          0
    1370468                              O            10/01/29
    0


    2945828          623/G02             F          181,100.00         ZZ
                                         360        180,901.42          1
    1801 ROYAL OAK DRIVE               9.000          1,457.17         90
                                       8.750          1,457.17      201,300.00
    LEWIS CENTER     OH   43035          1            09/03/99         12
    0431539675                           05           10/01/99         25
    1370578                              N            09/01/29
    0


    2945829          623/G02             F          176,400.00         ZZ
                                         360        176,206.58          1
    7896 GLADSHIRE BOULEVARD           9.000          1,419.35         90
                                       8.750          1,419.35      196,000.00
    LEWIS CENTER     OH   43035          1            09/03/99         12
    0431539600                           05           10/01/99         25
    1370579                              N            09/01/29
    0


    2945830          623/G02             F          176,900.00         ZZ
                                         360        176,706.02          1
    8005 PINEHILL ROAD                 9.000          1,423.38         90
                                       8.750          1,423.38      196,556.00
    LEWIS CENTER     OH   43035          1            09/03/99         10
    0431544477                           05           10/01/99         25
    1370580                              N            09/01/29
    0


    2945831          623/G02             F           82,350.00         ZZ
                                         360         82,249.87          1
    14116 LIBERTY OAKS CIRCLE          8.500            633.20         90
                                       8.250            633.20       91,500.00
    MEDLOTHIAN       VA   23112          1            08/31/99         11
    0431544675                           03           10/01/99         25
    1370672                              N            09/01/29
    0


    2945832          623/G02             F          133,000.00         ZZ
                                         360        132,752.83          1
    719 SUNBURST COVE LANE             8.375          1,010.90         80
                                       8.125          1,010.90      166,275.00
    WINTER GARDEN    FL   34787          1            08/06/99         00
    0431544725                           03           10/01/99          0
1


    1370895                              O            09/01/29
    0


    2945833          623/G02             F           83,250.00         ZZ
                                         360         83,165.59          4
    26 CONGRESS AVENUE                 9.375            692.43         90
                                       9.125            692.43       92,500.00
    PROVIDENCE       RI   02907          1            08/31/99         01
    0431544782                           05           10/01/99         25
    1371395                              N            09/01/29
    0


    2945834          623/G02             F          320,000.00         ZZ
                                         360        319,820.61          1
    77 LAKE SHORE DRIVE                8.875          2,546.06         80
                                       8.625          2,546.06      400,000.00
    BARRINGTON       IL   60010          1            09/10/99         00
    0431544998                           05           11/01/99          0
    1371599                              O            10/01/29
    0


    2945836          623/G02             F           53,100.00         ZZ
                                         360         53,046.15          2
    9030 MIDLAND                       9.375            441.66         90
                                       9.125            441.66       59,000.00
    OVERLAND         MO   63114          1            08/30/99         12
    0431539576                           05           10/01/99         25
    1382019                              N            09/01/29
    0


    2945837          623/G02             F          185,000.00         ZZ
                                         360        184,746.31          1
    1130 NEW BRITIAN DRIVE             8.500          1,422.49         74
                                       8.250          1,422.49      252,000.00
    ALTANTA          GA   30331          5            08/31/99         00
    0431545078                           03           10/01/99          0
    1382336                              O            09/01/29
    0


    2945838          623/G02             F           62,900.00         ZZ
                                         360         62,837.87          2
    1815 SOUTH HIGH STREET             9.500            528.90         90
                                       9.250            528.90       69,900.00
    COLUMBUS         OH   43207          1            08/31/99         10
    0431545201                           05           10/01/99         25
    1382856                              N            09/01/29
    0


1


    2945839          623/G02             F           76,000.00         ZZ
                                         360         75,955.13          1
    4783 GLENDON ROAD                  8.625            591.12         75
                                       8.375            591.12      102,000.00
    COLUMBUS         OH   43229          2            08/08/99         00
    0431545292                           05           11/01/99          0
    1382915                              O            10/01/29
    0


    2945840          623/G02             F           54,600.00         ZZ
                                         360         54,574.53          1
    116 ENGLEWOOD AVENUE               9.750            469.10         60
                                       9.500            469.10       91,000.00
    BRIGHTON         MA   02135          1            09/10/99         00
    0431545367                           01           11/01/99          0
    1383690                              N            10/01/29
    0


    2945841          623/G02             F           44,200.00         ZZ
                                         360         44,179.38          1
    2913 DELRAY DR                     9.750            379.75         65
                                       9.500            379.75       68,000.00
    ATLANTA          GA   30318          5            09/08/99         00
    0431545623                           05           11/01/99          0
    1385270                              N            10/01/29
    0


    2945842          623/G02             F           71,900.00         ZZ
                                         360         71,810.31          1
    3020 VILLAGE DRIVE                 8.375            546.49         80
                                       8.125            546.49       89,900.00
    STEAMBOAT SPRIN  CO   80477          1            09/02/99         00
    0431545680                           01           10/01/99          0
    1467911                              O            09/01/29
    0


    2945844          623/G02             F          330,000.00         ZZ
                                         360        329,833.36          1
    261 MARIA ELENA LOOP               9.375          2,744.77         77
                                       9.125          2,744.77      430,000.00
    TOAS             NM   87571          5            09/07/99         00
    0431545813                           05           11/01/99          0
    1471616                              O            10/01/29
    0


    2945845          623/G02             F           85,000.00         ZZ
                                         360         84,891.22          1
    101 STUART ST                      8.250            638.58         71
                                       8.000            638.58      120,000.00
1


    DENVER           CO   80219          5            08/26/99         00
    0431545847                           05           10/01/99          0
    1473905                              O            09/01/29
    0


    2945846          623/G02             F           60,550.00         ZZ
                                         360         60,520.99          1
    602 ROOSEVELT STREET               9.625            514.67         70
                                       9.375            514.67       86,500.00
    GRAND VIEW       ID   83624          2            09/09/99         00
    0431545896                           05           11/01/99          0
    1687750                              N            10/01/29
    0


    2945847          623/G02             F          113,600.00         ZZ
                                         360        113,527.56          1
    521 WALNUT STREET                  8.250            853.44         80
                                       8.000            853.44      142,000.00
    BELLEVUE         ID   83313          1            09/03/99         00
    0431545938                           05           11/01/99          0
    1713572                              O            10/01/29
    0


    2945849          623/G02             F          120,000.00         ZZ
                                         360        119,934.45          1
    1025 WHISPERING OAKS               9.000            965.55         80
                                       8.750            965.55      150,000.00
    MUSTANG          OK   73064          5            09/07/99         00
    0431546068                           03           11/01/99          0
    5218609                              O            10/01/29
    0


    2945850          623/G02             F          116,875.00         ZZ
                                         360        116,809.48          1
    6605 MOUNTAIN WOOD DRIVE           8.875            929.91         80
                                       8.625            929.91      146,100.00
    CORPUS CHRISTI   TX   78413          1            09/10/99         00
    0431546126                           05           11/01/99          0
    5218867                              O            10/01/29
    0


    2945851          623/G02             F          108,800.00         ZZ
                                         360        108,728.83          1
    9634 QUIET LAKE                    8.125            807.84         80
                                       7.875            807.84      136,000.00
    SAN ANTONIO      TX   78250          2            09/09/99         00
    0431546159                           05           11/01/99          0
    5219347                              O            10/01/29
    0
1




    2945854          623/G02             F           63,750.00         ZZ
                                         360         63,387.38          1
    5617 32ND STREET                   8.625            495.85         75
                                       8.375            495.85       85,000.00
    TUCSON           AZ   85711          5            08/11/99         00
    0431546241                           05           10/01/99          0
    6206837                              N            09/01/29
    0


    2945855          623/G02             F          210,000.00         ZZ
                                         360        209,859.09          1
    3618 A GREENFIELD AVENUE           8.000          1,540.91         59
                                       7.750          1,540.91      360,000.00
    LOS ANGELES      CA   90034          5            09/01/99         00
    0431539303                           05           11/01/99          0
    6208441                              O            10/01/29
    0


    2945857          623/G02             F           42,000.00         ZZ
                                         360         41,958.52          1
    7303 EXETER STREET                 9.500            353.16         70
                                       9.250            353.16       60,000.00
    PARAMOUNT        CA   90723          1            08/12/99         00
    0431539923                           01           10/01/99          0
    6218968                              N            09/01/29
    0


    2945858          623/G02             F           50,000.00         ZZ
                                         360         49,970.48          1
    412  A  STREET                     8.625            388.90         26
                                       8.375            388.90      195,000.00
    GRANTS PASS      OR   97526          5            09/01/99         00
    0431539188                           05           11/01/99          0
    6261222                              O            10/01/29
    0


    2945859          623/G02             F          142,000.00         ZZ
                                         360        141,911.73          1
    7416 DANTE AVE                     8.375          1,079.31         80
                                       8.125          1,079.31      177,500.00
    FRESNO           CA   93722          1            09/01/99         00
    0431539857                           05           11/01/99          0
    6278764                              O            10/01/29
    0


    2945860          623/G02             F           85,500.00         ZZ
                                         360         85,417.73          2
1


    734 EAST MARYLAND AVENUE           9.625            726.75         90
                                       9.375            726.75       95,000.00
    PHOENIX          AZ   85014          1            08/20/99         10
    0431546522                           05           10/01/99         25
    6316607                              N            09/01/29
    0


    2945861          623/G02             F          112,500.00         ZZ
                                         360        112,391.77          4
    740 MARYLAND AVE                   9.625            956.24         90
                                       9.375            956.24      125,000.00
    PHOENIX          AZ   85014          1            08/20/99         10
    0431546563                           05           10/01/99         25
    6316608                              N            09/01/29
    0


    2945863          623/G02             F           85,500.00         ZZ
                                         360         85,457.95          4
    855 RAY ROAD                       9.500            718.93         90
                                       9.250            718.93       95,000.00
    CHANDLER         AZ   85225          1            09/10/99         11
    0431546324                           05           11/01/99         25
    6317480                              N            10/01/29
    0


    2945865          623/G02             F          144,000.00         ZZ
                                         360        143,796.06          1
    14609 WADKINS AVENUE               7.750          1,031.64         80
                                       7.500          1,031.64      180,000.00
    GARDENA          CA   90249          5            09/27/99         00
    0431546449                           05           10/01/99          0
    6318868                              O            09/01/29
    0


    2945866          623/G02             F          340,000.00         ZZ
                                         360        339,607.35          4
    7561 ROSANNA STREET                8.750          2,674.78         80
                                       8.500          2,674.78      425,000.00
    GILROY           CA   95020          1            08/31/99         00
    0431546472                           05           10/01/99          0
    6399303                              N            09/01/29
    0


    2945913          907/G02             F          136,000.00         ZZ
                                         360        136,000.00          1
    22 LOWER BYRDCLIFFE ROAD           8.750          1,069.91         58
                                       8.500          1,069.91      235,000.00
    WOODSTOCK        NY   12498          5            09/29/99         00
    0431540566                           05           12/01/99          0
1


    10006303                             O            11/01/29
    0


    2945945          623/G02             F          288,000.00         ZZ
                                         360        287,612.21          1
    202 MEGHANN COURT                  8.000          2,113.25         80
                                       7.750          2,113.25      360,000.00
    WATSONVILLE      CA   95076          5            08/24/99         00
    0431545177                           05           10/01/99          0
    6249540                              O            09/01/29
    0


    2946663          K08/G02             F          117,000.00         ZZ
                                         360        116,929.12          1
    2124 NE STURDEVANT PLACE           8.500            899.63         90
                                       8.250            899.63      130,000.00
    TOLEDO           OR   97391          2            09/24/99         04
    0411495153                           05           11/01/99         20
    0411495153                           O            10/01/29
    0


    2946665          K08/G02             F          140,000.00         ZZ
                                         360        140,000.00          1
    2919 EAST 74TH PLACE               8.375          1,064.10         55
                                       8.125          1,064.10      255,000.00
    TULSA            OK   74136          5            09/29/99         00
    0411532310                           05           12/01/99          0
    0411532310                           O            11/01/29
    0


    2946667          K08/G02             F          108,000.00         ZZ
                                         360        107,946.88          3
    31-33 FLORENCE AVENUE              9.500            908.12         90
                                       9.250            908.12      120,000.00
    IRVINGTON        NJ   07111          1            10/04/99         04
    0411563018                           05           11/01/99         25
    0411563018                           N            10/01/29
    0


    2946670          K08/G02             F           33,600.00         ZZ
                                         360         33,581.16          1
    41 VISGER                          8.875            267.34         80
                                       8.625            267.34       42,000.00
    ECORSE           MI   48229          1            09/22/99         00
    0411597388                           05           11/01/99          0
    0411597388                           N            10/01/29
    0


1


    2946677          K08/G02             F           92,000.00         ZZ
                                         360         92,000.00          1
    302 EAGLE RIDGE UNIT #302          8.875            731.99         80
                                       8.625            731.99      115,000.00
    BREWSTER         NY   10509          1            10/04/99         00
    0411606239                           01           12/01/99          0
    0411606239                           O            11/01/29
    0


    2946680          K08/G02             F          105,000.00         ZZ
                                         360        105,000.00          1
    2661 HEADY RIDGE RD                8.750            826.04         75
                                       8.500            826.04      140,000.00
    RED BOILING SPR  TN   37150          5            09/29/99         00
    0411612682                           05           12/01/99          0
    0411612682                           O            11/01/29
    0


    2946687          K08/G02             F           70,000.00         ZZ
                                         360         69,961.76          1
    18413 RIVERHILL DR.                9.000            563.24         71
    (COUNTY RD 5722)                   8.750            563.24       99,500.00
    CASTROVILLE      TX   78009          5            09/28/99         00
    0411625312                           05           11/01/99          0
    0411625312                           O            10/01/29
    0


    2946689          K08/G02             F           92,000.00         ZZ
                                         360         91,944.27          1
    1106 WEST 6TH STREET, 107          8.500            707.40         80
                                       8.250            707.40      115,000.00
    AUSTIN           TX   78703          1            10/04/99         00
    0411630627                           01           11/01/99          0
    0411630627                           O            10/01/29
    0


    2946693          K08/G02             F          143,900.00         ZZ
                                         360        143,825.40          1
    921 SANDALWOOD AVENUE              9.250          1,183.83         90
                                       9.000          1,183.83      159,900.00
    RICHARDSON       TX   75080          1            10/01/99         04
    0411641640                           05           11/01/99         25
    0411641640                           N            10/01/29
    0


    2947351          J33/G02             F          154,500.00         ZZ
                                         360        154,415.60          1
    9412 WOODLAWN DRIVE                9.000          1,243.15         76
                                       8.750          1,243.15      204,500.00
1


    DOUGLASVILLE     GA   30135          5            09/27/99         00
    0431578053                           05           11/01/99          0
    9810020264                           O            10/01/29
    0


    2947386          637/G02             F           54,000.00         ZZ
                                         360         53,954.51          3
    3919 LINCOLN AVENUE               10.250            483.90         90
                                      10.000            483.90       60,000.00
    EL PASO          TX   79930          1            09/01/99         14
    0431570241                           05           10/01/99         25
    0017533415                           N            09/01/29
    0


    2947419          F32/G02             F           60,000.00         ZZ
                                         360         59,963.65          1
    10 ATTEIRAM DR                     8.500            461.35         80
                                       8.250            461.35       75,000.00
    ROME             GA   30161          1            09/30/99         00
    0431529437                           05           11/01/99          0
    405131959                            O            10/01/29
    0


    2947499          K15/G02             F           61,000.00         ZZ
                                         360         60,961.89          1
    1016 S RYBOLT AVE                  8.350            462.57         80
                                       8.100            462.57       76,500.00
    INDIANAPOLIS     IN   46241          5            09/16/99         00
    0431578343                           05           11/01/99          0
    033805300059                         O            10/01/29
    0


    2947614          K15/G02             F           88,800.00         ZZ
                                         360         88,744.52          1
    915 CALEDONIA AVENUE               8.350            673.38         80
                                       8.100            673.38      111,000.00
    CLEVELAND        OH   44112          2            08/31/99         00
    0431576248                           05           11/01/99          0
    002860005300142                      O            10/01/29
    0


    2947898          K15/G02             F          124,200.00         ZZ
                                         360        124,122.40          1
    79 STEEP ROAD                      8.350            941.82         77
                                       8.100            941.82      162,000.00
    SOUTH WINDSOR    CT   06074          2            09/03/99         00
    0431578400                           05           11/01/99          0
    037905300123                         O            10/01/29
    0
1




    2948024          K15/G02             F          133,500.00         ZZ
                                         360        133,336.83          1
    74 MEETING HOUSE PATH UNIT 91      8.475          1,024.14         80
                                       8.225          1,024.14      167,000.00
    ASHLAND          MA   01721          5            08/06/99         00
    0431578244                           01           10/01/99          0
    002460005414780                      O            09/01/29
    0


    2948069          K15/G02             F          105,500.00         ZZ
                                         360        105,329.34          1
    508 PADDINGTON RD                  7.975            772.28         80
                                       7.725            772.28      132,000.00
    WILLERNIE        MN   55090          5            08/16/99         00
    0431578327                           05           10/01/99          0
    00131000541557                       O            09/01/29
    0


    2948127          K15/G02             F          101,600.00         ZZ
                                         360        101,390.13          1
    11 CEDARBROOK DRIVE                9.100            824.82         82
                                       8.850            824.82      124,000.00
    DOVER            NH   03820          5            08/25/99         10
    0431576297                           05           10/01/99         12
    000710005300386                      O            09/01/29
    0


    2948170          K15/G02             F           72,900.00         ZZ
                                         360         72,823.73          1
    5840 GRATIS RD                     9.225            598.41         81
                                       8.975            598.41       90,000.00
    CAMDEN           OH   45311          5            08/11/99         10
    0431575778                           05           10/01/99         25
    033705407726                         O            09/01/29
    0


    2948186          K15/G02             F          135,900.00         ZZ
                                         360        135,815.10          1
    1527 RIVERSIDE DR                  8.350          1,030.54         80
                                       8.100          1,030.54      170,000.00
    HILLSBOROUGH     NC   27278          5            09/10/99         00
    0431576289                           05           11/01/99          0
    016405300089                         O            10/01/29
    0


    2948198          K15/G02             F           65,600.00         ZZ
                                         360         65,529.55          1
1


    1032 FARWOOD AVE                   9.100            532.56         85
                                       8.850            532.56       78,000.00
    FORT WAYNE       IN   46816          5            08/26/99         10
    0431575927                           05           10/01/99         12
    033905414439                         O            09/01/29
    0


    2948211          K15/G02             F           46,200.00         ZZ
                                         360         46,144.96          1
    722 HITE ST                        8.600            358.52         74
                                       8.350            358.52       62,600.00
    NASHVILLE        TN   37209          5            08/26/99         00
    0431578384                           05           10/01/99          0
    003805300124                         O            09/01/29
    0


    2948397          K15/G02             F           77,100.00         ZZ
                                         360         77,060.03          1
    7 CHRISTOPHER COURT                9.250            634.28         84
                                       9.000            634.28       92,000.00
    SHERWOOD         AR   72120          5            09/14/99         10
    0431575802                           05           11/01/99         12
    038205300050                         O            10/01/29
    0


    2949200          K15/G02             F           84,500.00         ZZ
                                         360         84,409.26          1
    8727 TED DRIVE                     9.100            685.99         85
                                       8.850            685.99      100,000.00
    YOUNGSVILLE      LA   70592          5            08/26/99         10
    0431576057                           05           10/01/99         12
    000020005418255                      O            09/01/29
    0


    2949253          K08/G02             F          135,000.00         ZZ
                                         360        135,000.00          1
    770 DOANE ROAD                     8.750          1,062.05         80
                                       8.500          1,062.05      170,000.00
    BOZEMAN          MT   59718          1            10/05/99         00
    0411595234                           03           12/01/99          0
    0411595234                           O            11/01/29
    0


    2949254          K08/G02             F           90,000.00         ZZ
                                         360         89,949.54          1
    158 SQUEAKY TREE LANE              8.875            716.08         60
                                       8.625            716.08      150,000.00
    STATESVILLE      NC   28625          5            09/30/99         00
    0411600083                           05           11/01/99          0
1


    0411600083                           O            10/01/29
    0


    2949266          K08/G02             F          110,500.00         ZZ
                                         360        110,427.72          1
    2028 MCNITT STREET                 8.125            820.46         85
                                       7.875            820.46      130,000.00
    EVANS            CO   80620          5            09/30/99         04
    0411626724                           05           11/01/99         12
    0411626724                           O            10/01/29
    0


    2949267          K08/G02             F           74,000.00         ZZ
                                         360         73,957.42          1
    180 CROSS RIVER ST.                8.750            582.16         80
                                       8.500            582.16       92,500.00
    NEW BRAUNFELS    TX   78130          5            09/30/99         00
    0411627052                           05           11/01/99          0
    0411627052                           O            10/01/29
    0


    2949269          K08/G02             F          170,000.00         ZZ
                                         240        169,715.84          2
    19 NORTH 9TH STREET                8.125          1,435.20         85
                                       7.875          1,435.20      200,000.00
    PATERSON         NJ   07522          5            09/30/99         04
    0411628522                           05           11/01/99         12
    0411628522                           O            10/01/19
    0


    2949274          K08/G02             F           28,800.00         ZZ
                                         360         28,800.00          1
    6117 AVERILL WAY, E                9.625            244.80         90
                                       9.375            244.80       32,000.00
    DALLAS           TX   75225          1            10/05/99         04
    0411637283                           01           12/01/99         25
    0411637283                           N            11/01/29
    0


    2949275          K08/G02             F          131,000.00         ZZ
                                         360        130,924.63          4
    1432 HICKORY AVENUE                8.750          1,030.58         80
                                       8.500          1,030.58      164,000.00
    HARAHAN          LA   70123          1            10/05/99         00
    0411638695                           05           11/01/99          0
    0411638695                           N            10/01/29
    0


1


    2949276          K08/G02             F           29,700.00         ZZ
                                         360         29,700.00          1
    375 MCMULLEN BOOTH ROAD            9.625            252.45         90
    UNIT # 94                          9.375            252.45       33,000.00
    CLEARWATER       FL   33759          1            10/05/99         10
    0411641327                           01           12/01/99         25
    0411641327                           N            11/01/29
    0


    2949294          E82/G02             F          158,050.00         ZZ
                                         360        158,050.00          1
    120 BISHOP LANE                    8.500          1,215.27         80
                                       8.250          1,215.27      197,700.00
    HOLBROOK         NY   11741          1            10/08/99         00
    0400233839                           05           12/01/99          0
    0400233839                           O            11/01/29
    0


    2949300          K15/G02             F           85,500.00         ZZ
                                         240         85,373.60          1
    3742 STATE ROUTE 49                9.100            774.77         85
                                       8.850            774.77      101,000.00
    ARCANUM          OH   45304          5            09/03/99         10
    0431578004                           05           11/01/99         12
    003370005418144                      O            10/01/19
    0


    2950331          K15/G02             F           51,200.00         ZZ
                                         240         50,971.93          1
    110 FULTON AVE                     9.125            464.78         90
                                       8.875            464.78       57,000.00
    PENSACOLA        FL   32503          5            07/27/99         10
    0431578228                           05           09/01/99         25
    009305415166                         O            08/01/19
    0


    2950363          K15/G02             F           80,900.00         ZZ
                                         360         80,772.54          1
    1020 SOUTH ANDERSON STREET         9.225            664.08         90
                                       8.975            664.08       90,000.00
    ELWOOD           IN   46036          5            07/27/99         10
    0431575729                           05           09/01/99         25
    027605415197                         O            08/01/29
    0


    2950418          K15/G02             F           64,600.00         ZZ
                                         360         64,530.62          1
    3137 MAPLE GROVE CHURCH RD         9.100            524.44         83
                                       8.850            524.44       78,000.00
1


    RESACA           GA   30735          5            08/26/99         10
    0431575604                           05           10/01/99         12
    014505300052                         O            09/01/29
    0


    2950466          K15/G02             F           31,200.00         ZZ
                                         360         31,161.08          1
    1349 JUNIOR FURNACE ROAD           8.375            237.14         70
                                       8.125            237.14       45,000.00
    FRANKLIN         OH   45662          2            08/13/99         00
    0431575992                           05           10/01/99          0
    004705415167                         O            09/01/29
    0


    2950566          K15/G02             F           49,200.00         ZZ
                                         360         49,151.41          1
    890 HARRIS HILL RD                 9.500            413.70         81
                                       9.250            413.70       61,000.00
    BIG FLATS        NY   14903          5            08/25/99         10
    0431578202                           05           10/01/99         12
    000590005300094                      O            09/01/29
    0


    2950597          K15/G02             F           57,500.00         ZZ
                                         360         57,426.03          1
    11080 MARTIN RD                    8.225            430.97         80
                                       7.975            430.97       72,000.00
    GONZALES         LA   70737          5            08/16/99         00
    0431575943                           05           10/01/99          0
    001010005300028                      O            09/01/29
    0


    2950647          737/G02             F          100,000.00         ZZ
                                         360         99,943.94          1
    3014 E EMILE ZOLA AVE              8.875            795.64         53
                                       8.625            795.64      190,000.00
    PHOENIX          AZ   85032          5            09/20/99         00
    0431546043                           05           11/01/99          0
    962365                               O            10/01/29
    0


    2950681          313/G02             F           47,300.00         ZZ
                                         360         47,276.73          2
    4400-06 NORTH 26TH STREET          9.500            397.73         90
                                       9.250            397.73       52,600.00
    MILWAUKEE        WI   53209          1            09/29/99         12
    0431531839                           05           11/01/99         25
    6890289                              N            10/01/29
    0
1




    2950710          637/G02             F           49,000.00         ZZ
                                         360         48,971.80          1
    4942 SPRINGBROOK DRIVE             8.750            385.49         70
                                       8.500            385.49       70,000.00
    DOUGLASVILLE     GA   30135          1            09/10/99         00
    0431542422                           05           11/01/99          0
    00120546446                          N            10/01/29
    0


    2950747          J83/G02             F           80,000.00         ZZ
                                         360         79,909.95          1
    219 PORTLAND ROAD                  8.875            636.52         75
                                       8.625            636.52      107,500.00
    WHITE HOUSE      TN   37188          1            08/27/99         00
    0431540921                           05           10/01/99          0
    278077                               O            09/01/29
    0


    2950771          637/G02             F           40,350.00         ZZ
                                         360         40,324.27          1
    17090 EAST FORD DRIVE  #210        8.250            303.14         95
                                       8.000            303.14       42,500.00
    AURORA           CO   80017          1            09/15/99         01
    0431549013                           01           11/01/99         30
    0014977292                           O            10/01/29
    0


    2950863          637/G02             F           40,850.00         ZZ
                                         360         40,823.94          1
    919 SOUTH DAWSON WAY #1            8.250            306.90         95
                                       8.000            306.90       43,000.00
    AURORA           CO   80012          1            09/15/99         01
    0431550102                           01           11/01/99         30
    0014979637                           O            10/01/29
    0


    2951972          K08/G02             F           85,000.00         ZZ
                                         360         84,949.82          1
    1048 GALES AVENUE                  8.625            661.12         80
                                       8.375            661.12      106,500.00
    WINSTON-SALEM    NC   27103          2            10/06/99         00
    0411556053                           05           11/01/99          0
    0411556053                           N            10/01/29
    0


    2951973          K08/G02             F           86,800.00         ZZ
                                         360         86,748.76          1
1


    845 BRENT STREET                   8.625            675.12         80
                                       8.375            675.12      108,500.00
    WINSTON SALEM    NC   27103          2            10/06/99         00
    0411556483                           05           11/01/99          0
    0411556483                           N            10/01/29
    0


    2951974          K08/G02             F           85,200.00         ZZ
                                         360         85,149.70          1
    1040 MARTIN STREET                 8.625            662.68         80
                                       8.375            662.68      106,500.00
    WINSTON-SALEM    NC   27103          2            10/06/99         00
    0411556681                           05           11/01/99          0
    0411556681                           N            10/01/29
    0


    2951975          K08/G02             F           80,000.00         ZZ
                                         360         79,952.77          1
    2512 JEFFERSON AVENUE              8.625            622.23         80
                                       8.375            622.23      100,000.00
    WINSTON-SALEM    NC   27103          2            10/06/99         00
    0411557176                           05           11/01/99          0
    0411557176                           N            10/01/29
    0


    2951976          K08/G02             F          100,000.00         ZZ
                                         360         99,943.94          1
    312 CHURCH ROAD                    8.875            795.64         73
                                       8.625            795.64      137,750.00
    PINE BUSH        NY   12566          5            09/20/99         00
    0411585268                           05           11/01/99          0
    0411585268                           O            10/01/29
    0


    2951977          K08/G02             F           98,400.00         ZZ
                                         360         98,400.00          1
    2539 WEST 38TH AVENUE              8.625            765.35         80
                                       8.375            765.35      123,000.00
    DENVER           CO   80211          5            10/01/99         00
    0411587090                           05           12/01/99          0
    0411587090                           O            11/01/29
    0


    2951978          K08/G02             F          191,000.00         T
                                         360        190,785.05          1
    890 SOUTH COLLIER BOULEVARD        8.875          1,519.68         65
    #901                               8.625          1,519.68      298,000.00
    MARCO ISLAND     FL   34145          5            08/26/99         00
    0411588106                           06           10/01/99          0
1


    0411588106                           O            09/01/29
    0


    2951980          K08/G02             F          112,500.00         ZZ
                                         360        112,500.00          1
    4968 MASON ROAD                    8.750            885.04         75
                                       8.500            885.04      150,000.00
    CLAYTON          WA   99110          1            09/29/99         00
    0411600042                           05           12/01/99          0
    0411600042                           O            11/01/29
    0


    2951984          K08/G02             F           51,300.00         ZZ
                                         360         51,273.41          2
    2234-2236 N LELAND AVE             9.250            422.03         90
                                       9.000            422.03       57,000.00
    INDIANAPOLIS     IN   46219          1            10/06/99         19
    0411608086                           05           11/01/99         25
    0411608086                           N            10/01/29
    0


    2952000          K08/G02             F           58,500.00         ZZ
                                         360         58,471.23          4
    1630 EAST MCKINLEY STREET          9.500            491.90         90
                                       9.250            491.90       65,000.00
    PHOENIX          AZ   85006          1            09/29/99         04
    0411634744                           05           11/01/99         25
    0411634744                           N            10/01/29
    0


    2952001          K08/G02             F           58,500.00         ZZ
                                         360         58,471.23          4
    1626 EAST MCKINLEY STREET          9.500            491.90         90
                                       9.250            491.90       65,000.00
    PHOENIX          AZ   85006          1            09/29/99         04
    0411634801                           05           11/01/99         25
    0411634801                           N            10/01/29
    0


    2952005          K08/G02             F           92,500.00         ZZ
                                         360         92,500.00          1
    301 BREMEN DRIVE                   8.375            703.07         76
                                       8.125            703.07      122,500.00
    HURST            TX   76054          1            10/06/99         00
    0411644255                           05           12/01/99          0
    0411644255                           O            11/01/29
    0


1


    2952284          964/G02             F          208,000.00         ZZ
                                         360        208,000.00          1
    3931 PHEASANT DRIVE                8.625          1,617.80         80
                                       8.375          1,617.80      260,000.00
    CARSON CITY      NV   89701          1            10/05/99         00
    0431538768                           05           12/01/99          0
    63462                                N            11/01/29
    0


    2952397          196/G02             F           57,150.00         ZZ
                                         360         57,121.89          1
    317 CLINTON STREET                 9.500            480.55         90
                                       9.250            480.55       63,500.00
    RAVENNA          OH   44266          1            09/22/99         10
    0431557990                           05           11/01/99         25
    1342665                              N            10/01/29
    0


    2952472          196/G02             F           90,400.00         ZZ
                                         360         90,349.31          2
    3013-3015 CARVER ROAD              8.875            719.27         80
                                       8.625            719.27      113,000.00
    MODESTO          CA   95350          2            09/15/99         00
    0431558329                           05           11/01/99          0
    1347011                              N            10/01/29
    0


    2952508          G41/G02             F           45,000.00         ZZ
                                         360         45,000.00          1
    460 GARFIELD AVENUE                9.375            374.29         90
                                       9.125            374.29       50,000.00
    TRENTON          NJ   08629          1            10/05/99         19
    0431577147                           07           12/01/99         25
    64000955                             N            11/01/29
    0


    2952627          638/G02             F           51,200.00         ZZ
                                         360         51,170.54          1
    1210 ADAMS AVENUE                  8.750            402.79         80
                                       8.500            402.79       64,000.00
    LA GRANDE        OR   97850          1            09/10/99         00
    0431543453                           05           11/01/99          0
    08903699                             N            10/01/29
    0


    2952632          196/G02             F           98,700.00         ZZ
                                         360         98,644.66          1
    1565 MICHAEL WAY                   8.875            785.31         70
                                       8.625            785.31      141,000.00
1


    TURLOCK          CA   95382          5            09/15/99         00
    0431559012                           05           11/01/99          0
    1346990                              N            10/01/29
    0


    2952784          638/G02             F          120,500.00         ZZ
                                         240        120,316.70          1
    162 PERRY ROAD                     8.875          1,074.50         90
                                       8.625          1,074.50      134,500.00
    SHOEMAKERSVILLE  PA   19555          5            09/23/99         04
    0431538735                           05           11/01/99         25
    08925359                             O            10/01/19
    0


    2952812          638/G02             F           95,000.00         ZZ
                                         360         94,946.74          2
    241 WEST THIRD AVENUE              8.875            755.86         68
                                       8.625            755.86      140,000.00
    CONSHOHOCKEN     PA   19428          2            09/29/99         00
    0431573013                           05           11/01/99          0
    08933221                             N            10/01/29
    0


    2952821          638/G02             F           51,120.00         ZZ
                                         360         51,093.50          1
    1155 LANDS END WAY                 9.250            420.55         90
                                       9.000            420.55       56,800.00
    VIRGINIA BEACH   VA   23451          1            09/28/99         04
    0431538701                           01           11/01/99         25
    0829404                              N            10/01/29
    0


    2952975          638/G02             F          175,000.00         ZZ
                                         360        174,893.98          1
    46749 NORTH EASTWOOD DRIVE         8.500          1,345.60         73
                                       8.250          1,345.60      240,000.00
    OAKHURST         CA   93644          2            09/16/99         00
    0431536044                           05           11/01/99          0
    08928684                             O            10/01/29
    0


    2952993          638/G02             F          198,000.00         ZZ
                                         360        197,894.64          4
    22 SOUTH LAKE DRIVE                9.125          1,610.99         90
                                       8.875          1,610.99      220,000.00
    ANTIOCH          CA   94509          1            09/09/99         01
    0431537265                           05           11/01/99         25
    08925145                             N            10/01/29
    0
1




    2953217          638/G02             F          126,450.00         ZZ
                                         360        126,384.45          4
    131 133 FIFTH STREET               9.250          1,040.27         90
                                       9.000          1,040.27      140,500.00
    LEOMINSTER       MA   01453          1            09/23/99         10
    0431538156                           05           11/01/99         25
    08916985                             N            10/01/29
    0


    2954019          K08/G02             F           96,000.00         ZZ
                                         360         96,000.00          1
    21815 TULANE                       8.875            763.82         80
                                       8.625            763.82      120,000.00
    FARMINGTON HILL  MI   48336          1            10/07/99         00
    0411516255                           05           12/01/99          0
    0411516255                           O            11/01/29
    0


    2954020          K08/G02             F          145,350.00         ZZ
                                         360        145,350.00          1
    17410 MEADOW ROCK DRIVE            8.125          1,079.22         80
                                       7.875          1,079.22      181,748.00
    RIVERSIDE        CA   92503          1            09/30/99         00
    0411551070                           03           12/01/99          0
    0411551070                           O            11/01/29
    0


    2954021          K08/G02             F          136,000.00         ZZ
                                         360        135,923.75          3
    1252 SW 23RD STREET                8.875          1,082.08         80
                                       8.625          1,082.08      170,000.00
    MIAMI            FL   33145          1            10/07/99         00
    0411559784                           05           11/01/99          0
    0411559784                           O            10/01/29
    0


    2954022          K08/G02             F          126,000.00         ZZ
                                         360        126,000.00          2
    123 LAKEVIEW TERACE                9.000          1,013.82         75
                                       8.750          1,013.82      168,000.00
    BURLINGTON       VT   05401          2            10/07/99         00
    0411588965                           05           12/01/99          0
    0411588965                           N            11/01/29
    0


    2954024          K08/G02             F          143,500.00         ZZ
                                         360        143,423.64          1
1


    6301 UPPER PEOH POINT ROAD         9.125          1,167.56         70
                                       8.875          1,167.56      207,000.00
    CLE ELUM         WA   98922          5            09/29/99         00
    0411614712                           05           11/01/99          0
    0411614712                           N            10/01/29
    0


    2954516          E82/G02             F          115,200.00         ZZ
                                         360        115,200.00          1
    SECOND AVENUE                      8.500            885.79         80
                                       8.250            885.79      144,000.00
    NARROWSBURG      NY   12764          1            10/08/99         00
    0400231635                           05           12/01/99          0
    0400231635                           O            11/01/29
    0


    2955031          E86/G02             F           97,500.00         ZZ
                                         360         97,500.00          1
    118 ROUTE 28                       8.875            775.75         75
                                       8.625            775.75      130,000.00
    PHOENICIA        NY   12464          1            10/04/99         00
    0431544295                           05           12/01/99          0
    46897                                O            11/01/29
    0


    2955176          638/G02             F          207,200.00         ZZ
                                         360        207,092.59          1
    6500 SHOUP AVENUE                  9.250          1,704.58         80
                                       9.000          1,704.58      259,000.00
    WEST HILLS       CA   91307          1            08/31/99         00
    0431548502                           05           11/01/99          0
    08922743                             O            10/01/29
    0


    2955207          638/G02             F          284,000.00         ZZ
                                         360        283,844.87          1
    1805 BROOKHAVEN DRIVE              9.000          2,285.13         80
                                       8.750          2,285.13      355,000.00
    AUSTIN           TX   78704          1            09/30/99         00
    0431550011                           05           11/01/99          0
    08926306                             N            10/01/29
    0


    2955214          926/G02             F           44,720.00         ZZ
                                         360         44,720.00          1
    114B HILTON HEAD BEACH & TENNI     9.500            376.04         80
                                       9.250            376.04       55,900.00
    HILTON HEAD      SC   29926          1            10/01/99         00
    0431549906                           01           12/01/99          0
1


    163017951                            N            11/01/29
    0


    2955215          638/G02             F          177,000.00         ZZ
                                         360        176,912.94          4
    102 -106 LAURENS STREET            9.500          1,488.31         89
                                       9.250          1,488.31      199,000.00
    CRANSTON         RI   02920          2            09/24/99         10
    0431539832                           05           11/01/99         25
    08911488                             N            10/01/29
    0


    2955239          638/G02             F          103,400.00         ZZ
                                         360        103,347.78          1
    3213 PINEWYN CIRCLE                9.375            860.03         90
                                       9.125            860.03      114,900.00
    LANCASTER        PA   17601          1            09/30/99         04
    0431575257                           07           11/01/99         25
    08912905                             N            10/01/29
    0


    2955265          638/G02             F          144,000.00         ZZ
                                         360        143,919.27          1
    27211 N SALEM ROAD                 8.875          1,145.73         79
                                       8.625          1,145.73      183,000.00
    ATLANTA          IN   46031          2            09/20/99         00
    0431550060                           05           11/01/99          0
    08791112                             O            10/01/29
    0


    2955300          638/G02             F          124,400.00         ZZ
                                         360        124,338.81          1
    8245 EAST BELL ROAD 134            9.500          1,046.02         90
                                       9.250          1,046.02      138,252.00
    SCOTTDALE        AZ   85260          1            09/28/99         10
    0431550037                           01           11/01/99         25
    08932732                             N            10/01/29
    0


    2955303          A26/G02             F          100,800.00         ZZ
                                         360        100,744.94          1
    5832 BALLINGER DRIVE               9.000            811.06         90
                                       8.750            811.06      112,000.00
    LAS VEGAS        NV   89106          1            09/15/99         04
    0431555903                           05           11/01/99         25
    30843                                N            10/01/29
    0


1


    2955347          638/G02             F           23,250.00         ZZ
                                         360         23,235.17          1
    4803 HAMILTONWOLFE RD 210          8.250            174.67         75
                                       8.000            174.67       31,000.00
    SAN ANTONIO      TX   78240          1            09/22/99         00
    0431556760                           05           11/01/99          0
    08929544                             N            10/01/29
    0


    2955411          638/G02             F           54,900.00         ZZ
                                         360         54,866.74          1
    130 ROYAL OAK DRIVE G              8.500            422.13         90
                                       8.250            422.13       61,000.00
    BEL AIR          MD   21015          1            09/30/99         10
    0431543347                           01           11/01/99         25
    08929490                             N            10/01/29
    0


    2957700          K08/G02             F           28,800.00         ZZ
                                         360         28,800.00          2
    628 SOUTH FELLOWS STREET           9.625            244.80         90
                                       9.375            244.80       32,000.00
    SOUTH BEND       IN   46601          1            10/08/99         04
    0411612807                           05           12/01/99         25
    0411612807                           N            11/01/29
    0


    2957701          K08/G02             F          135,900.00         ZZ
                                         360        135,900.00          3
    1181 RAPPAHANNOCK DR               9.250          1,118.02         80
                                       9.000          1,118.02      169,876.00
    ALPHARETTA       GA   30004          1            10/08/99         00
    0411615628                           05           12/01/99          0
    0411615628                           N            11/01/29
    0


    2957703          K08/G02             F           32,400.00         ZZ
                                         360         32,400.00          1
    808 S. MISSOURI                    9.375            269.49         90
                                       9.125            269.49       36,000.00
    SPRINGFIELD      MO   65806          1            10/08/99         10
    0411616097                           05           12/01/99         25
    0411616097                           N            11/01/29
    0


    2957704          K08/G02             F           68,000.00         ZZ
                                         360         68,000.00          1
    4157 DAUPHINE STREET               9.000            547.14         80
                                       8.750            547.14       85,000.00
1


    SLIDELL          LA   70458          5            10/04/99         00
    0411619091                           05           12/01/99          0
    0411619091                           O            11/01/29
    0


    2957707          K08/G02             F           52,000.00         ZZ
                                         360         52,000.00          1
    5305 S MAIN                        8.875            413.74         80
                                       8.625            413.74       65,000.00
    ALTA LOMA        TX   77510          5            10/04/99         00
    0411625569                           05           12/01/99          0
    0411625569                           O            11/01/29
    0


    2957714          K08/G02             F           84,000.00         ZZ
                                         360         84,000.00          2
    12 SOUTH STREET                    9.500            706.32         75
                                       9.250            706.32      112,000.00
    NEW BRITAIN      CT   06050          2            10/08/99         00
    0411637028                           05           12/01/99          0
    0411637028                           N            11/01/29
    0


    2957717          K08/G02             F           71,100.00         ZZ
                                         360         71,100.00          2
    2424-2426 QUEST CIRCLE             9.250            584.92         90
                                       9.000            584.92       79,000.00
    OMAHA            NE   68112          1            10/08/99         04
    0411641814                           05           12/01/99         25
    0411641814                           N            11/01/29
    0


    2957718          K08/G02             F          100,000.00         ZZ
                                         360        100,000.00          1
    2105 PARKWAY DRIVE                 8.500            768.91         63
                                       8.250            768.91      160,000.00
    RENO             NV   89502          1            10/04/99         00
    0411642556                           05           12/01/99          0
    0411642556                           O            11/01/29
    0


    2957724          K08/G02             F          112,000.00         ZZ
                                         360        112,000.00          1
    2425 SUMMIT DRIVE                  8.250            841.42         80
                                       8.000            841.42      140,000.00
    IRVING           TX   75062          1            10/08/99         00
    0411649759                           05           12/01/99          0
    0411649759                           O            11/01/29
    0
1




    2958166          455/G02             F          147,000.00         ZZ
                                         360        147,000.00          1
    1922 HIGHWAY 142 EAST              8.652          1,146.18         80
                                       8.402          1,146.18      185,000.00
    COVINGTON        GA   30014          5            10/04/99         00
    0431572593                           05           12/01/99          0
    86262                                O            11/01/29
    0


    2958532          638/G02             F           46,500.00         T
                                         360         46,475.90          1
    8858 ROUTE 25                      9.250            382.54         75
                                       9.000            382.54       62,000.00
    SPRING GLEN      PA   17978          5            09/30/99         00
    0431551050                           05           11/01/99          0
    08930076                             O            10/01/29
    0


    2958918          K30/G02             F          112,500.00         ZZ
                                         360        112,443.19          3
    924 LAWTON AVENUE                  9.375            935.72         90
                                       9.125            935.72      125,000.00
    ROSEVILLE        CA   95678          1            09/22/99         11
    0431552504                           05           11/01/99         25
    0067865                              N            10/01/29
    0


    2959455          K08/G02             F          193,500.00         ZZ
                                         360        193,500.00          1
    5825 NORTH SPAULDING               8.750          1,522.27         90
                                       8.500          1,522.27      215,000.00
    CHICAGO          IL   60659          1            10/11/99         01
    0411615453                           05           12/01/99         25
    0411615453                           N            11/01/29
    0


    2959457          K08/G02             F          182,000.00         ZZ
                                         360        182,000.00          1
    5081 FOX HOLLOW CT.                8.125          1,351.34         80
                                       7.875          1,351.34      227,500.00
    WHITE LAKE       MI   48383          1            10/11/99         00
    0411644420                           29           12/01/99          0
    0411644420                           O            11/01/29
    0


    2959578          196/G02             F          112,050.00         ZZ
                                         360        111,917.22          1
1


    3369 WORTH CROSSING                8.625            871.51         90
                                       8.375            871.51      124,550.00
    CHARLOTTESVILLE  VA   22911          1            09/01/99         10
    0431555705                           09           10/01/99         25
    1294607                              N            09/01/29
    0


    2959619          196/G02             F           40,500.00         ZZ
                                         360         40,479.00          1
    39747 165TH STREET EAST            9.250            333.19         90
                                       9.000            333.19       45,000.00
    PALMDALE         CA   93591          1            09/10/99         01
    0431555630                           05           11/01/99         25
    1342837                              N            10/01/29
    0


    2959624          134/G02             F           95,400.00         ZZ
                                         360         95,345.11          4
    122 TOWNSHIP LANE                  8.750            750.52         90
                                       8.500            750.52      106,000.00
    LAFAYETTE        LA   70506          1            09/30/99         10
    0431579820                           03           11/01/99         25
    828805                               N            10/01/29
    0


    2959666          196/G02             F          128,180.00         ZZ
                                         360        128,104.31          1
    22105 HORSESHOE TRAIL              8.625            996.98         85
                                       8.375            996.98      151,000.00
    HAMEL            MN   55340          1            10/01/99         10
    0431555838                           05           11/01/99         25
    1347187                              N            10/01/29
    0


    2959674          196/G02             F           34,200.00         ZZ
                                         360         34,183.61          2
    4124 W ARTHINGTON                  9.625            290.70         90
                                       9.375            290.70       38,000.00
    CHICAGO          IL   60624          1            09/10/99         10
    0431555960                           05           11/01/99         25
    1346457                              N            10/01/29
    0


    2959822          196/G02             F          180,000.00         ZZ
                                         360        179,893.72          1
    3 NILDE COURT                      8.625          1,400.03         90
                                       8.375          1,400.03      200,000.00
    POUGHKEEPSIE     NY   12603          5            09/07/99         14
    0431554914                           05           11/01/99         25
1


    1343436                              O            10/01/29
    0


    2959841          196/G02             F          179,000.00         ZZ
                                         360        178,889.19          1
    88 BASSFORD AVENUE                 8.378          1,360.53         80
                                       8.128          1,360.53      224,000.00
    LAGRANGE         IL   60525          5            09/08/99         00
    0431555366                           05           11/01/99          0
    1346536                              O            10/01/29
    0


    2959868          196/G02             F           62,100.00         ZZ
                                         360         62,067.80          4
    533 W TAYLOR STREET                9.250            510.89         90
                                       9.000            510.89       69,000.00
    KOKOMO           IN   46901          1            09/23/99         10
    0431558055                           05           11/01/99         25
    1346796                              N            10/01/29
    0


    2960284          526/526             F           73,450.00         ZZ
                                         360         73,360.69          1
    306 W PALOMINO DRIVE               8.500            564.77         70
                                       8.250            564.77      105,000.00
    CHANDLER         AZ   85224          1            08/16/99         00
    0374381                              05           10/01/99          0
    0374381                              N            09/01/29
    0


    2960295          526/526             F          568,000.00         ZZ
                                         360        567,609.10          1
    8816 CHEYENNE WAY                  7.875          4,118.40         80
                                       7.625          4,118.40      710,000.00
    PARK CITY        UT   84060          5            09/21/99         00
    0377334                              05           11/01/99          0
    0377334                              O            10/01/29
    0


    2960349          526/526             F          156,000.00         ZZ
                                         360        155,810.31          1
    17190 SW BEEF BEND RD              8.500          1,199.51         80
                                       8.250          1,199.51      195,000.00
    SHERWOOD         OR   97140          1            08/23/99         00
    0379480                              05           10/01/99          0
    0379480                              O            09/01/29
    0


1


    2960380          526/526             F          431,200.00         ZZ
                                         360        430,925.04          1
    9543 OLIVE STREET                  8.250          3,239.46         80
                                       8.000          3,239.46      539,000.00
    TEMPLE CITY      CA   91780          1            09/23/99         00
    0381770                              05           11/01/99          0
    0381770                              O            10/01/29
    0


    2960384          526/526             F           27,500.00         ZZ
                                         360         27,481.93          1
    10666 SE CONESTOGA LANE            8.375            209.03         38
                                       8.125            209.03       72,500.00
    PRINEVILLE       OR   97754          5            09/02/99         00
    0382084                              05           11/01/99          0
    0382084                              O            10/01/29
    0


    2960387          526/526             F          114,900.00         ZZ
                                         360        114,824.84          1
    40 FM 1376                         8.125            853.13         80
    (SISTER DALE HIGHWAY)              7.875            853.13      144,900.00
    BOERNE           TX   78006          1            09/27/99         00
    0382709                              05           11/01/99          0
    0382709                              O            10/01/29
    0


    2960736          E86/G02             F          157,500.00         ZZ
                                         360        157,500.00          3
    76 EAST ECKERSON ROAD              8.750          1,239.05         90
                                       8.500          1,239.05      175,000.00
    SPRING VALLEY    NY   10977          1            10/08/99         04
    0431549468                           05           12/01/99         25
    0000047109                           N            11/01/29
    0


    2960885          638/G02             F           37,900.00         ZZ
                                         360         37,878.75          1
    228-A EIGHTH STREET                8.875            301.55         68
                                       8.625            301.55       56,000.00
    NEW CUMBERLAND   PA   17070          5            09/30/99         00
    0431553817                           05           11/01/99          0
    08926422                             N            10/01/29
    0


    2962105          K08/G02             F          135,200.00         ZZ
                                         360        135,126.15          2
    1524 ROCK GLEN AVENUE              9.000          1,087.85         80
                                       8.750          1,087.85      169,000.00
1


    GLENDALE         CA   91205          1            09/27/99         00
    0411611254                           05           11/01/99          0
    0411611254                           N            10/01/29
    0


    2962106          K08/G02             F          198,000.00         ZZ
                                         360        198,000.00          2
    69 MISSISSIPPI AVENUE              8.875          1,575.38         90
                                       8.625          1,575.38      220,000.00
    WEST ORANGE      NJ   07052          1            10/12/99         04
    0411613581                           05           12/01/99         25
    0411613581                           O            11/01/29
    0


    2962107          K08/G02             F          126,000.00         ZZ
                                         360        126,000.00          1
    1738 L STREET                      8.500            968.83         80
                                       8.250            968.83      157,500.00
    PENROSE          CO   81240          1            10/12/99         00
    0411616535                           05           12/01/99          0
    0411616535                           O            11/01/29
    0


    2962109          K08/G02             F          123,750.00         T
                                         360        123,750.00          1
    3134 HUSTON DR                     8.250            929.69         75
                                       8.000            929.69      165,000.00
    MILLINGTON       MI   48746          1            10/12/99         00
    0411620057                           05           12/01/99          0
    0411620057                           O            11/01/29
    0


    2962114          K08/G02             F           50,100.00         ZZ
                                         360         50,100.00          1
    1625 EAST NINTH STREET             8.500            385.23         73
                                       8.250            385.23       69,000.00
    STOCKTON         CA   95206          2            10/05/99         00
    0411626922                           05           12/01/99          0
    0411626922                           O            11/01/29
    0


    2962117          K08/G02             F          134,800.00         ZZ
                                         360        134,800.00          1
    401 WEST FERN AVENUE               8.625          1,048.46         80
                                       8.375          1,048.46      168,500.00
    FOLEY            AL   36535          1            10/12/99         00
    0411630833                           05           12/01/99          0
    0411630833                           O            11/01/29
    0
1




    2962119          K08/G02             F           74,600.00         ZZ
                                         360         74,600.00          2
    1490 NW 19TH COURT                 9.500            627.28         90
                                       9.250            627.28       82,900.00
    FORT LAUDERDALE  FL   33311          1            10/12/99         10
    0411634462                           05           12/01/99         25
    0411634462                           N            11/01/29
    0


    2962120          K08/G02             F           96,000.00         ZZ
                                         360         96,000.00          1
    1610 UNIVERSITY DRIVE              8.500            738.16         80
                                       8.250            738.16      120,000.00
    RICHARDSON       TX   75081          5            10/05/99         00
    0411634736                           05           12/01/99          0
    0411634736                           O            11/01/29
    0


    2962123          K08/G02             F           76,500.00         ZZ
                                         360         76,500.00          4
    1794 PRYOR ROAD                    9.375            636.29         90
                                       9.125            636.29       85,000.00
    ATLANTA          GA   30315          1            10/12/99         04
    0411639743                           05           12/01/99         25
    0411639743                           N            11/01/29
    0


    2962125          K08/G02             F          497,500.00         ZZ
                                         360        497,500.00          1
    2158 EL SERENO AVENUE              8.625          3,869.50         89
                                       8.375          3,869.50      565,000.00
    ALTADENA AREA    CA   91001          1            10/06/99         04
    0411641319                           05           12/01/99         25
    0411641319                           O            11/01/29
    0


    2963299          F61/G02             F          179,100.00         ZZ
                                         360        178,991.50          1
    2218 36TH STREET                   8.500          1,377.12         90
                                       8.250          1,377.12      199,000.00
    BELLINGHAM       WA   98225          1            09/24/99         11
    0431579416                           05           11/01/99         25
    9910541                              N            10/01/29
    0


    2963498          765/G02             F          166,500.00         ZZ
                                         360        166,418.10          4
1


    1228,1230, 1240 & 1240 1/2 MUR     9.500          1,400.03         90
    ISON AVENUE                        9.250          1,400.03      185,000.00
    POMONA           CA   91768          1            09/21/99         04
    0431548478                           05           11/01/99         25
    348980                               N            10/01/29
    0


    2963529          765/G02             F          112,500.00         ZZ
                                         360        112,443.19          2
    341 & 343 EAST 60TH STREET         9.375            935.72         90
                                       9.125            935.72      125,000.00
    LONG BEACH       CA   90805          1            09/21/99         04
    0431548585                           05           11/01/99         25
    347148                               N            10/01/29
    0


    2963790          163/G02             F          116,150.00         ZZ
                                         360        116,081.43          1
    24 STAFFORD CIRCLE                 8.625            903.40         75
                                       8.375            903.40      154,900.00
    DENNISPORT       MA   02639          1            10/01/99         00
    0431559160                           05           11/01/99          0
    0373901711                           O            10/01/29
    0


    2964309          287/287             F          292,000.00         ZZ
                                         360        291,150.76          1
    N4 W31031 CHEROKEE TRAIL           7.650          2,071.79         80
                                       7.400          2,071.79      365,000.00
    DELAFIELD        WI   53188          5            06/02/99         00
    7347599                              05           08/01/99          0
    7347599                              O            07/01/29
    0


    2964336          287/287             F          256,000.00         ZZ
                                         360        255,665.65          1
    3915 LENOX DR                      8.150          1,905.28         80
                                       7.900          1,905.28      320,000.00
    FORT WORTH       TX   76107          1            08/24/99         00
    8203382                              05           10/01/99          0
    8203382                              O            09/01/29
    0


    2964343          287/287             F          520,000.00         ZZ
                                         360        518,554.37          1
    3970 WEST LARIAT ROAD              7.875          3,770.37         80
                                       7.625          3,770.37      650,000.00
    PARK CITY        UT   84098          5            06/23/99         00
    8240376                              05           08/01/99          0
1


    8240376                              O            07/01/29
    0


    2964366          287/287             F          337,500.00         ZZ
                                         360        336,829.79          1
    7256 LAKESIDE WOODS DR             8.100          2,500.03         90
                                       7.850          2,500.03      375,000.00
    INDIANAPOLIS     IN   46278          1            07/30/99         14
    8260127                              03           09/01/99         25
    8260127                              O            08/01/29
    0


    2964375          287/287             F           67,050.00         ZZ
                                         360         66,885.78          1
    1736 W. 65TH PLACE                 8.500            515.56         90
                                       8.250            515.56       74,500.00
    LOS ANGELES      CA   90047          1            06/30/99         11
    8280414                              05           08/01/99         25
    8280414                              O            07/01/29
    0


    2964402          287/287             F          198,000.00         ZZ
                                         360        197,598.75          4
    10704 VANCIL ROAD SE               8.000          1,452.86         90
                                       7.750          1,452.86      220,000.00
    YELM             WA   98597          1            07/28/99         11
    8354763                              05           09/01/99         25
    8354763                              O            08/01/29
    0


    2964421          287/287             F          273,000.00         ZZ
                                         360        272,659.44          1
    9815 SNOWDEN ROAD                  8.375          2,075.00         78
                                       8.125          2,075.00      350,000.00
    LAUREL           MD   20708          5            08/18/99         00
    8833014                              05           10/01/99          0
    8833014                              O            09/01/29
    0


    2965035          K08/G02             F          366,000.00         ZZ
                                         360        366,000.00          1
    139 COLOVISTA DRIVE                8.375          2,781.86         80
                                       8.125          2,781.86      457,500.00
    BASTROP          TX   78602          2            10/07/99         00
    0411585664                           03           12/01/99          0
    0411585664                           O            11/01/29
    0


1


    2965037          K08/G02             F          196,000.00         ZZ
                                         360        196,000.00          1
    407 MAUREEN LANE                   8.250          1,472.48         80
                                       8.000          1,472.48      245,000.00
    PLEASANT HILL    CA   94523          1            10/01/99         00
    0411599194                           05           12/01/99          0
    0411599194                           O            11/01/29
    0


    2965040          K08/G02             F          184,500.00         ZZ
                                         360        184,500.00          4
    6238 KATHERYN CT                   9.625          1,568.23         90
                                       9.375          1,568.23      205,000.00
    PORTAGE          IN   46368          1            10/13/99         04
    0411613631                           05           12/01/99         25
    0411613631                           N            11/01/29
    0


    2965043          K08/G02             F          281,250.00         ZZ
                                         360        281,250.00          1
    5431 FULTON AVE (SHERMAN OAKS      8.750          2,212.59         75
                                       8.500          2,212.59      375,000.00
    LOS ANGELES      CA   91401          1            09/29/99         00
    0411621279                           05           12/01/99          0
    0411621279                           O            11/01/29
    0


    2965046          K08/G02             F          198,000.00         ZZ
                                         360        198,000.00          1
    3102 SILVERBROOK DRIVE             9.000          1,593.15         90
                                       8.750          1,593.15      220,000.00
    OAKLAND TOWNSHI  MI   48306          1            10/13/99         04
    0411624117                           01           12/01/99         25
    0411624117                           N            11/01/29
    0


    2965049          K08/G02             F           97,850.00         ZZ
                                         360         97,850.00          1
    849 WEST 6TH STREET UNIT#3 (SA     8.250            735.11         95
                                       8.000            735.11      103,000.00
    LOS ANGELES      CA   90731          1            10/04/99         11
    0411638216                           01           12/01/99         30
    0411638216                           O            11/01/29
    0


    2965053          K08/G02             F          102,700.00         ZZ
                                         360        102,700.00          2
    1 PROSPECT                         8.875            817.13         65
                                       8.625            817.13      158,000.00
1


    WAREHAM          MA   02558          5            10/13/99         00
    0411642390                           05           12/01/99          0
    0411642390                           N            11/01/29
    0


    2965054          K08/G02             F          200,000.00         ZZ
                                         360        200,000.00          1
    1761 FORTUNE WAY                   8.500          1,537.83         80
                                       8.250          1,537.83      250,000.00
    SOUTH LAKE TAHO  CA   96150          1            10/07/99         00
    0411643075                           05           12/01/99          0
    0411643075                           O            11/01/29
    0


    2965058          K08/G02             F          116,250.00         ZZ
                                         360        116,250.00          1
    579 ALBION CHURCH ROAD             8.875            924.94         75
                                       8.625            924.94      155,000.00
    MOUNT AIRY       NC   27030          1            10/12/99         00
    0411657745                           05           12/01/99          0
    0411657745                           O            11/01/29
    0


    2965191          E82/G02             F          121,500.00         ZZ
                                         360        121,500.00          1
    8360 WINGATE DRIVE #820            9.125            988.56         75
                                       8.875            988.56      163,000.00
    SARASOTA         FL   34238          2            10/13/99         00
    0400229365                           01           12/01/99          0
    0400229365                           O            11/01/29
    0


    2965463          637/G02             F          191,250.00         ZZ
                                         360        191,142.78          1
    520 W AMARILLO AVENUE              8.875          1,521.67         75
                                       8.625          1,521.67      255,000.00
    PAHRUMP          NV   89048          5            09/10/99         00
    0431550557                           05           11/01/99          0
    0018174243                           O            10/01/29
    0


    2966366          A22/G02             F          157,000.00         ZZ
                                         360        157,000.00          2
    45-31 163RD STREET                 8.250          1,179.49         76
                                       8.000          1,179.49      207,000.00
    FLUSHING         NY   11358          1            10/15/99         00
    0431557875                           05           12/01/99          0
    99246                                O            11/01/29
    0
1




    2967560          K08/G02             F          168,000.00         ZZ
                                         360        168,000.00          1
    18953 BESSEMER STREET(TARANA A     8.000          1,232.72         80
                                       7.750          1,232.72      210,000.00
    LOS ANGELES      CA   91335          1            10/11/99         00
    0411617913                           05           12/01/99          0
    0411617913                           O            11/01/29
    0


    2967563          K08/G02             F          102,100.00         ZZ
                                         360        102,100.00          3
    1143 RIDGE ROAD                    9.000            821.52         80
                                       8.750            821.52      127,650.00
    HELEN            GA   30545          1            10/08/99         00
    0411625585                           05           12/01/99          0
    0411625585                           N            11/01/29
    0


    2967564          K08/G02             F          199,750.00         ZZ
                                         360        199,750.00          4
    411-413 NORTH SPRING AVENUE        9.250          1,643.29         85
                                       9.000          1,643.29      235,000.00
    COMPTON          CA   90221          1            10/06/99         11
    0411628969                           05           12/01/99         20
    0411628969                           N            11/01/29
    0


    2967566          K08/G02             F          300,000.00         ZZ
                                         360        300,000.00          4
    2030 8TH AVENUE                    8.875          2,386.93         80
                                       8.625          2,386.93      375,000.00
    OAKLAND          CA   94606          1            10/06/99         00
    0411631641                           05           12/01/99          0
    0411631641                           O            11/01/29
    0


    2967567          K08/G02             F          140,400.00         ZZ
                                         360        140,400.00          1
    1050 WEST 47 STREET                8.625          1,092.02         90
                                       8.375          1,092.02      156,000.00
    HIALEAH          FL   33012          1            10/14/99         10
    0411635360                           05           12/01/99         25
    0411635360                           N            11/01/29
    0


    2967568          K08/G02             F           76,000.00         ZZ
                                         360         76,000.00          1
1


    36 SOUTHEAST 10TH STREET           8.875            604.69         80
                                       8.625            604.69       95,000.00
    MADRAS           OR   97741          2            10/06/99         00
    0411638588                           05           12/01/99          0
    0411638588                           N            11/01/29
    0


    2967571          K08/G02             F          100,000.00         ZZ
                                         360        100,000.00          1
    13327 DURANGO PLACE                8.750            786.70         34
                                       8.500            786.70      295,000.00
    CERRITOS         CA   90703          5            10/08/99         00
    0411643018                           05           12/01/99          0
    0411643018                           O            11/01/29
    0


    2967573          K08/G02             F          102,000.00         ZZ
                                         360        102,000.00          1
    14736 SOUTH WYANDOTTE DRIVE        8.875            811.56         85
                                       8.625            811.56      120,000.00
    OLATHE           KS   66062          5            10/08/99         04
    0411646110                           05           12/01/99         12
    0411646110                           O            11/01/29
    0


    2967575          K08/G02             F          180,000.00         ZZ
                                         360        180,000.00          1
    2725 KNOXVILLE AVENUE              8.125          1,336.49         80
                                       7.875          1,336.49      227,000.00
    LONG BEACH       CA   90815          1            10/08/99         00
    0411652589                           05           12/01/99          0
    0411652589                           O            11/01/29
    0


    2968644          638/G02             F           80,000.00         ZZ
                                         360         79,955.15          4
    41 WINDSOR STREET                  8.875            636.52         80
                                       8.625            636.52      100,000.00
    ENFIELD          CT   06082          1            09/30/99         00
    0431558154                           05           11/01/99          0
    8931954                              N            10/01/29
    0


    2968800          638/G02             F          185,250.00         ZZ
                                         360        185,134.86          3
    87 BAILEY STREET                   8.375          1,408.03         95
                                       8.125          1,408.03      195,000.00
    DORCHESTER       MA   02124          1            10/01/99         14
    0431584804                           05           11/01/99         30
1


    8928957                              O            10/01/29
    0


    2969036          637/G02             F           36,000.00         ZZ
                                         360         35,978.19          1
    10792 BEVERLY DRIVE                8.500            276.81         80
                                       8.250            276.81       45,000.00
    HANFORD          CA   93230          1            09/20/99         00
    0431578905                           05           11/01/99          0
    0013956206                           N            10/01/29
    0


    2969330          196/G02             F          452,000.00         ZZ
                                         360        451,719.05          1
    20602 CRESTLINE DRIVE              8.375          3,435.53         80
                                       8.125          3,435.53      565,000.00
    DIAMOND BAR      CA   91765          1            09/02/99         00
    0431571322                           03           11/01/99          0
    1346507                              O            10/01/29
    0


    2970059          K08/G02             F          117,600.00         ZZ
                                         360        117,442.34          1
    36914 ELK AVENUE                   8.750            925.16         80
                                       8.500            925.16      147,000.00
    NORTH BRANCH     MN   55056          1            10/04/99         00
    0411438062                           05           11/01/99          0
    0411438062                           O            10/01/29
    0


    2970063          K08/G02             F           78,500.00         ZZ
                                         360         78,500.00          1
    2737 ENGELSTAD STREET              8.625            610.56         75
                                       8.375            610.56      105,000.00
    NORTH LAS VEGAS  NV   89030          5            10/06/99         00
    0411593791                           05           12/01/99          0
    0411593791                           O            11/01/29
    0


    2970067          K08/G02             F           94,400.00         ZZ
                                         360         94,400.00          1
    531 NORTHILL DRIVE                 8.875            751.09         80
                                       8.625            751.09      118,000.00
    RICHARDSON       TX   75080          5            10/11/99         00
    0411612260                           05           12/01/99          0
    0411612260                           O            11/01/29
    0


1


    2970071          K08/G02             F          214,400.00         ZZ
                                         360        214,400.00          1
    8500 SUNSET WILLOW COURT           8.375          1,629.59         80
                                       8.125          1,629.59      268,000.00
    ORLANDO          FL   32835          1            10/15/99         00
    0411624620                           03           12/01/99          0
    0411624620                           O            11/01/29
    0


    2970074          K08/G02             F          128,000.00         ZZ
                                         360        128,000.00          1
    2208 CYPRESS COURT                 9.250          1,053.02         80
                                       9.000          1,053.02      160,000.00
    FLOWER MOUND     TX   75028          1            10/14/99         00
    0411634843                           05           12/01/99          0
    0411634843                           N            11/01/29
    0


    2970076          K08/G02             F          160,000.00         ZZ
                                         360        160,000.00          2
    8107 CEBERRY DRIVE                 9.000          1,287.40         80
                                       8.750          1,287.40      200,000.00
    AUSTIN           TX   78759          1            10/07/99         00
    0411636467                           05           12/01/99          0
    0411636467                           N            11/01/29
    0


    2970080          K08/G02             F          465,000.00         ZZ
                                         360        465,000.00          1
    6330 FARM TO MARKET ROAD           8.875          3,699.75         71
                                       8.625          3,699.75      662,500.00
    WHITEFISH        MT   59937          1            10/12/99         00
    0411640204                           05           12/01/99          0
    0411640204                           O            11/01/29
    0


    2970084          K08/G02             F           84,000.00         ZZ
                                         360         84,000.00          2
    1031-33 OLD POWDER SPRINGS RD      9.125            683.45         90
                                       8.875            683.45       93,333.00
    MABLETON         GA   30059          1            10/15/99         04
    0411642564                           05           12/01/99         25
    0411642564                           N            11/01/29
    0


    2970086          K08/G02             F           43,600.00         ZZ
                                         360         43,600.00          1
    6967 NEWBERRY COURT WEST           9.750            374.59         90
                                       9.500            374.59       48,500.00
1


    FORT WORTH       TX   76120          1            10/15/99         04
    0411644347                           05           12/01/99         25
    0411644347                           N            11/01/29
    0


    2970087          K08/G02             F           55,150.00         ZZ
                                         360         55,150.00          1
    10013 SARATOGA DRIVE               9.250            453.71         90
                                       9.000            453.71       61,300.00
    SHREVEPORT       LA   71115          1            10/15/99         04
    0411648207                           09           12/01/99         25
    0411648207                           N            11/01/29
    0


    2970093          K08/G02             F          168,450.00         ZZ
                                         360        168,450.00          1
    2255 PRIMROSE PLACE LANE           8.750          1,325.20         80
                                       8.500          1,325.20      210,600.00
    LAWRENCEVILLE    GA   30044          1            10/15/99         00
    0411659063                           03           12/01/99          0
    0411659063                           O            11/01/29
    0


    2970267          E82/G02             F           94,500.00         ZZ
                                         360         94,500.00          1
    5245 160TH STREET                  8.250            709.95         90
                                       8.000            709.95      105,014.00
    PRIOR LAKE       MN   55372          1            10/20/99         04
    0400201737                           01           12/01/99         25
    0400201737                           O            11/01/29
    0


    2970897          975/G02             F          183,000.00         ZZ
                                         360        183,000.00          3
    30  32A AND  32B PARK STREET       8.375          1,390.93         79
                                       8.125          1,390.93      234,000.00
    ALHAMBRA         CA   91801          1            10/12/99         00
    0431573187                           05           12/01/99          0
    992616                               O            11/01/29
    0


    2971397          163/G02             F          210,000.00         ZZ
                                         360        209,885.29          1
    6317 S LAUREL ROAD                 9.000          1,689.71         68
                                       8.750          1,689.71      310,000.00
    LA GRANGE HIGHL  IL   60525          1            09/29/99         00
    0431557396                           05           11/01/99          0
    3917125404                           O            10/01/29
    0
1




    2973471          593/G02             F           67,600.00         T
                                         360         67,600.00          1
    464 NORTH HIGHWAY 143 #315 A       8.500            519.79         80
                                       8.250            519.79       84,500.00
    BRIAN HEAD       UT   84719          1            10/07/99         00
    0431572825                           01           12/01/99          0
    0007264054                           O            11/01/29
    0


    2973629          196/G02             F          325,076.00         ZZ
                                         360        324,868.71          1
    8145 TAHOE PARKE CIRCLE            8.250          2,442.19         95
                                       8.000          2,442.19      342,276.00
    AUSTIN           TX   78726          1            09/24/99         10
    0431576586                           03           11/01/99         30
    1346592                              O            10/01/29
    0


    2973930          420/G02             F          119,200.00         ZZ
                                         360        119,200.00          1
    17050 GUERNEWOOD ROAD              8.250            895.51         80
                                       8.000            895.51      149,000.00
    GUERNEVILLE      CA   95446          1            10/04/99         00
    0431560119                           05           12/01/99          0
    0000430306                           O            11/01/29
    0


    2973996          076/076             F          103,500.00         ZZ
                                         360        103,290.26          1
    182     SHANNON RD                 8.000            759.45         74
                                       7.750            759.45      141,000.00
    SALEM            NH   03079          1            07/16/99         00
    1919473                              05           09/01/99          0
    1919473                              O            08/01/29
    0


    2973997          076/076             F          115,000.00         ZZ
                                         360        114,870.58          1
    9169  BAYWOOD CT                   8.875            914.99         63
                                       8.625            914.99      185,000.00
    PLYMOUTH         MI   48170          5            08/16/99         00
    1928780                              05           10/01/99          0
    1928780                              O            09/01/29
    0


    2973998          076/076             F           60,900.00         ZZ
                                         360         60,788.53          1
1


    5341 ADEN COURT                    8.500            468.27         70
                                       8.250            468.27       88,000.00
    WILLIAMSBURG     VA   23188          1            07/28/99         00
    2342277                              03           09/01/99          0
    2342277                              O            08/01/29
    0


    2973999          076/076             F          175,000.00         ZZ
                                         360        174,764.38          1
    123 W LAKE DRIVE                   8.000          1,284.09         64
                                       7.750          1,284.09      274,000.00
    WAYNE            NJ   07470          5            08/20/99         00
    2359165                              05           10/01/99          0
    2359165                              O            09/01/29
    0


    2974000          076/076             F          180,000.00         ZZ
                                         360        179,769.65          1
    11      WARRENTON RD               8.250          1,352.28         75
                                       8.000          1,352.28      242,000.00
    HAVERHILL        MA   01832          1            08/10/99         00
    4166770                              05           10/01/99          0
    4166770                              O            09/01/29
    0


    2974001          076/076             F          129,000.00         ZZ
                                         360        128,757.78          1
    49      TOWN LINE RD               8.375            980.49         65
                                       8.125            980.49      200,000.00
    GRAND ISLE       VT   05458          5            07/01/99         00
    5860365                              05           09/01/99          0
    5860365                              O            08/01/29
    0


    2974002          076/076             F          216,700.00         ZZ
                                         360        216,408.23          1
    3302  EDGEWTER BND CT              8.000          1,590.07         80
                                       7.750          1,590.07      271,000.00
    PEARLAND         TX   77584          1            08/26/99         00
    5884725                              03           10/01/99          0
    5884725                              O            09/01/29
    0


    2974003          076/076             F          138,000.00         ZZ
                                         360        137,909.72          1
    48      ROSEWOOD                   8.125          1,024.65         74
                                       7.875          1,024.65      186,800.00
    BEEBE            AR   72012          2            09/15/99         00
    5889659                              05           11/01/99          0
1


    5889659                              O            10/01/29
    0


    2974004          076/076             F          235,000.00         ZZ
                                         360        234,714.26          4
    316   E DAKOTA AVE                 8.500          1,806.95         90
                                       8.250          1,806.95      263,000.00
    PIERRE           SD   57501          2            08/09/99         10
    5967369                              05           10/01/99         25
    5967369                              O            09/01/29
    0


    2974005          076/076             F          360,000.00         ZZ
                                         360        359,550.91          2
    427     GRANDVIEW PL               8.375          2,736.27         80
                                       8.125          2,736.27      450,000.00
    FORT LEE         NJ   07024          1            08/23/99         00
    9946116                              05           10/01/99          0
    9946116                              O            09/01/29
    0


    2974006          076/076             F           71,200.00         ZZ
                                         360         71,115.62          1
    203  YOAKUM PARKWAY                8.625            553.79         75
                                       8.375            553.79       95,000.00
    ALEXANDRIA       VA   22304          1            08/31/99         00
    9982818                              01           10/01/99          0
    9982818                              O            09/01/29
    0


    2974008          076/076             F          250,600.00         ZZ
                                         360        249,703.52          1
    48      ROCKY LN                   8.125          1,860.70         70
                                       7.875          1,860.70      358,000.00
    MEDFIELD         MA   02052          1            07/30/99         00
    7286034                              05           09/01/99          0
    7286034                              O            08/01/29
    0


    2974009          076/076             F          100,000.00         ZZ
                                         360         99,878.41          1
    844  SHOOT FLYING HL               8.500            768.91         75
                                       8.250            768.91      135,000.00
    CENTERVILLE      MA   02632          1            08/06/99         00
    7286398                              05           10/01/99          0
    7286398                              O            09/01/29
    0


1


    2974010          076/076             F          287,900.00         ZZ
                                         360        286,058.91          1
    41 MOSELY AVENUE                   7.375          1,988.45         80
                                       7.125          1,988.45      362,000.00
    NEWBURYPORT      MA   01950          1            06/18/99         00
    7394708                              05           08/01/99          0
    7394708                              O            07/01/29
    0


    2974011          076/076             F          100,000.00         ZZ
                                         360         99,932.90          1
    82      CENTRAL ST                 8.000            733.76         63
                                       7.750            733.76      160,000.00
    HUDSON           MA   01749          2            09/02/99         00
    7394765                              05           11/01/99          0
    7394765                              O            10/01/29
    0


    2974012          076/076             F           35,700.00         ZZ
                                         360         35,658.76          1
    1314    OVERLOOK ST                8.750            280.86         85
                                       8.500            280.86       42,000.00
    RICHMOND         VA   23234          1            08/20/99         12
    9579128                              05           10/01/99         25
    9579128                              N            09/01/29
    0


    2974013          076/076             F          112,000.00         ZZ
                                         360        111,937.21          1
    21      ELLSWORTH RD               8.875            891.13         80
                                       8.625            891.13      140,000.00
    WEST HARTFORD    CT   06107          1            09/10/99         00
    9586389                              05           11/01/99          0
    9586389                              O            10/01/29
    0


    2974014          076/076             F           98,100.00         ZZ
                                         360         97,986.71          1
    6106    RIDGVIEW AVE               8.750            771.75         88
                                       8.500            771.75      112,000.00
    BALTIMORE        MD   21206          1            08/27/99         10
    9590676                              05           10/01/99         25
    9590676                              N            09/01/29
    0


    2974015          076/076             F          295,000.00         ZZ
                                         360        294,625.07          1
    18      GOLF VIEW DR               8.250          2,216.24         44
                                       8.000          2,216.24      675,000.00
1


    NANTUCKET        MA   02554          5            08/12/99         00
    7395874                              05           10/01/99          0
    7395874                              O            09/01/29
    0


    2974016          076/076             F          109,000.00         ZZ
                                         360        108,853.25          1
    33      EDGEMERE RD                8.000            799.80         52
                                       7.750            799.80      210,000.00
    WEST ROXBURY     MA   02132          2            08/12/99         00
    7396545                              05           10/01/99          0
    7396545                              O            09/01/29
    0


    2974017          076/076             F          260,000.00         ZZ
                                         360        258,405.80          1
    56      WHITTEMORE DR              7.500          1,817.96         80
                                       7.250          1,817.96      328,000.00
    ASHLAND          MA   01721          1            06/25/99         00
    7396641                              05           08/01/99          0
    7396641                              O            07/01/29
    0


    2974019          076/076             F          128,000.00         ZZ
                                         360        127,823.24          1
    27      ROBINLYN DR                7.875            928.09         74
                                       7.625            928.09      175,000.00
    CRANSTON         RI   02921          1            08/20/99         00
    7399628                              05           10/01/99          0
    7399628                              O            09/01/29
    0


    2974020          076/076             F           36,000.00         ZZ
                                         360         35,832.69          1
    4305  NW16TH ST                    9.375            299.43         78
                                       9.125            299.43       46,500.00
    OKLAHOMA CITY    OK   73017          1            09/10/99         00
    9006732                              05           11/01/99          0
    9006732                              O            10/01/29
    0


    2974021          076/076             F           59,000.00         ZZ
                                         360         58,928.26          1
    4911    HARTLEY                    8.500            453.66         74
                                       8.250            453.66       80,000.00
    LINCOLN          NE   68504          1            08/20/99         00
    9265696                              05           10/01/99          0
    9265696                              O            09/01/29
    0
1




    2974022          076/076             F           89,925.00         ZZ
                                         360         89,823.80          1
    767  CARLINGFORD LANE              8.875            715.48         74
                                       8.625            715.48      122,000.00
    HOUSTON          TX   77079          1            08/13/99         00
    9888933                              03           10/01/99          0
    9888933                              N            09/01/29
    0


    2974023          076/076             F          100,000.00         ZZ
                                         360         99,878.41          1
    7393  YELLOW JASMN DR              8.500            768.91         63
                                       8.250            768.91      161,000.00
    HIGHLAND         CA   92346          1            08/11/99         00
    9486704                              05           10/01/99          0
    9486704                              O            09/01/29
    0


    2974024          076/076             F          232,000.00         ZZ
                                         360        231,738.90          1
    6850    TREE BREEZE CV             8.875          1,845.90         77
                                       8.625          1,845.90      305,000.00
    BARTLETT         TN   38135          1            08/24/99         00
    9998918                              05           10/01/99          0
    9998918                              O            09/01/29
    0


    2974025          076/076             F           36,000.00         ZZ
                                         360         35,957.33          1
    3430  W 129TH ST                   8.625            280.01         90
                                       8.375            280.01       40,000.00
    CLEVELAND        OH   44111          1            08/09/99         12
    0309057                              05           10/01/99         25
    0309057                              N            09/01/29
    0


    2974026          076/076             F           76,875.00         ZZ
                                         360         76,786.22          1
    2921    COUNTY RD EF               8.750            604.78         70
                                       8.500            604.78      110,000.00
    TEKAMAH          NE   68061          5            08/20/99         00
    0337135                              05           10/01/99          0
    0337135                              O            09/01/29
    0


    2974027          076/076             F          131,600.00         ZZ
                                         360        131,451.90          1
1


    1030 N STATE STREET                8.875          1,047.07         70
                                       8.625          1,047.07      188,000.00
    CHICAGO          IL   60610          5            07/29/99         00
    0520721                              06           10/01/99          0
    0520721                              O            09/01/29
    0


    2974028          076/076             F          192,800.00         ZZ
                                         360        192,547.95          1
    1182    RACEBROOK ROAD             8.250          1,448.44         80
                                       8.000          1,448.44      241,000.00
    WOODBRIDGE       CT   06525          1            08/27/99         00
    0188772                              05           10/01/99          0
    0188772                              O            09/01/29
    0


    2974029          076/076             F          169,000.00         ZZ
                                         360        168,796.02          1
    371  WISCONSIN CRK                 8.500          1,299.46         71
                                       8.250          1,299.46      240,000.00
    SHERIDAN         MT   59749          5            08/12/99         00
    0249887                              05           10/01/99          0
    0249887                              O            09/01/29
    0


    2974030          076/076             F           73,500.00         T
                                         360         73,417.28          1
    3470  WYLLIE ROAD                  8.875            584.80         70
                                       8.625            584.80      105,000.00
    PRINCEVILLE      HI   96722          1            08/17/99         00
    0566446                              01           10/01/99          0
    0566446                              O            09/01/29
    0


    2974031          076/076             F           40,000.00         ZZ
                                         360         39,943.36          1
    7001 EMILINE                       7.750            286.56         78
                                       7.500            286.56       51,500.00
    LAVISTA          NE   68128          1            08/18/99         00
    0573517                              05           10/01/99          0
    0573517                              N            09/01/29
    0


    2974032          076/076             F          108,000.00         ZZ
                                         360        107,573.52          1
    2555    BELAIR DRIVE               8.625            840.01         78
                                       8.375            840.01      140,000.00
    AKRON            OH   44319          1            08/20/99         00
    0651201                              05           10/01/99          0
1


    0651201                              O            09/01/29
    0


    2974033          076/076             F           72,000.00         ZZ
                                         360         71,714.80          1
    1541    PAPILLION DR               8.125            534.60         69
                                       7.875            534.60      105,000.00
    OMAHA            NE   68133          1            08/13/99         00
    0660986                              05           10/01/99          0
    0660986                              O            09/01/29
    0


    2974034          076/076             F          100,000.00         ZZ
                                         360         99,858.39          1
    98      KNOWLTON ST                7.750            716.41         43
                                       7.500            716.41      235,000.00
    EAST PROVIDENCE  RI   02914          1            08/20/99         00
    0821933                              05           10/01/99          0
    0821933                              O            09/01/29
    0


    2974035          076/076             F          209,600.00         ZZ
                                         360        209,387.48          1
    1990    SERENATA CT                9.375          1,743.35         80
                                       9.125          1,743.35      262,000.00
    SANTA CRUZ       CA   95065          2            08/27/99         00
    0993716                              01           10/01/99          0
    0993716                              O            09/01/29
    0


    2974036          076/076             F          155,750.00         ZZ
                                         360        155,550.68          1
    1001  HUDDLESTON WAY               8.250          1,170.10         60
                                       8.000          1,170.10      260,000.00
    SEYMOUR          TN   37865          5            09/07/99         00
    1219719                              05           10/01/99          0
    1219719                              O            09/01/29
    0


    2974037          076/076             F          110,400.00         ZZ
                                         360        110,262.27          1
    215     GENESSE ST                 8.375            839.13         80
                                       8.125            839.13      138,000.00
    CAYUGA           NY   13034          1            08/20/99         00
    1226209                              05           10/01/99          0
    1226209                              O            09/01/29
    0


1


    2974039          076/076             F           73,000.00         ZZ
                                         360         72,896.61          1
    20      BIRCHBROW AVE              7.750            522.99         50
                                       7.500            522.99      148,000.00
    WEYMOUTH         MA   02191          1            08/13/99         00
    1310527                              05           10/01/99          0
    1310527                              O            09/01/29
    0


    2974041          076/076             F           76,500.00         ZZ
                                         360         76,413.91          1
    4015  E NORTHERN PKWY              8.875            608.67         85
                                       8.625            608.67       90,000.00
    BALTIMORE        MD   21206          1            08/27/99         12
    1496992                              05           10/01/99         25
    1496992                              N            09/01/29
    0


    2974042          076/076             F          116,000.00         ZZ
                                         360        115,862.53          1
    5007    MARION RD                  8.625            902.24         77
                                       8.375            902.24      151,000.00
    NEWARK           OH   43055          1            08/23/99         00
    1498344                              05           10/01/99          0
    1498344                              O            09/01/29
    0


    2974043          076/076             F          350,000.00         ZZ
                                         360        349,818.55          1
    95      CROYDON RD                 9.250          2,879.36         80
                                       9.000          2,879.36      440,000.00
    NORWOOD          MA   02062          2            09/07/99         00
    1817870                              05           11/01/99          0
    1817870                              O            10/01/29
    0


    2974045          076/076             F           25,350.00         ZZ
                                         360         25,318.37          1
    468     FLEETER CT                 8.375            192.68         65
                                       8.125            192.68       39,000.00
    KENT             OH   44240          1            08/20/99         00
    1848917                              01           10/01/99          0
    1848917                              N            09/01/29
    0


    2974046          076/076             F          106,300.00         ZZ
                                         360        106,167.40          1
    740 E PIKE ST                      8.375            807.96         90
                                       8.125            807.96      119,000.00
1


    PONTIAC          MI   48342          1            08/04/99         10
    1893274                              05           10/01/99         25
    1893274                              N            09/01/29
    0


    2974047          076/076             F           85,000.00         ZZ
                                         360         84,891.23          1
    3749B   STATE RD 14                8.250            638.58         55
                                       8.000            638.58      155,000.00
    SANTA FE         NM   87505          5            08/11/99         00
    1908005                              05           10/01/99          0
    1908005                              O            09/01/29
    0


    2974105          721/G02             F           88,000.00         ZZ
                                         360         87,953.17          4
    472 HICKORY                        9.125            716.00         80
                                       8.875            716.00      110,000.00
    CHICAGO HEIGHTS  IL   60411          1            09/30/99         00
    0431563931                           05           11/01/99          0
    7850014296                           N            10/01/29
    0


    2974659          K08/G02             F          160,000.00         ZZ
                                         360        160,000.00          1
    713 SEVERANCE ROAD                 8.500          1,230.26         70
                                       8.250          1,230.26      230,000.00
    COLCHESTER       VT   05446          2            10/13/99         00
    0411598485                           05           12/01/99          0
    0411598485                           O            11/01/29
    0


    2974661          K08/G02             F           50,400.00         ZZ
                                         360         50,373.87          1
    20250 STOEPEL                      9.250            414.63         90
                                       9.000            414.63       56,000.00
    DETROIT          MI   48221          1            09/20/99         04
    0411609720                           05           11/01/99         25
    0411609720                           N            10/01/29
    0


    2974667          K08/G02             F           49,600.00         ZZ
                                         360         49,600.00          1
    17924 MACKAY                       8.875            394.64         80
                                       8.625            394.64       62,000.00
    DETROIT          MI   48212          5            10/18/99         00
    0411623424                           05           12/01/99          0
    0411623424                           N            11/01/29
    0
1




    2974677          K08/G02             F           84,000.00         ZZ
                                         360         84,000.00          2
    1035-37 OLD POWDER SPRINGS RD      9.125            683.45         90
                                       8.875            683.45       93,333.00
    MABLETON         GA   30126          1            10/15/99         04
    0411641228                           05           12/01/99         25
    0411641228                           N            11/01/29
    0


    2974679          K08/G02             F           84,000.00         ZZ
                                         360         84,000.00          2
    1005-1007 OLD POWDER SRPINGS R     9.125            683.45         90
                                       8.875            683.45       93,333.00
    MABLETON         GA   30126          1            10/15/99         04
    0411641228                           05           12/01/99         25
    0411643117                           N            11/01/29
    0


    2974683          K08/G02             F          128,000.00         ZZ
                                         360        128,000.00          1
    5468 4 MILE ROAD                   8.625            995.57         80
                                       8.375            995.57      160,000.00
    BAY CITY         MI   48706          2            10/13/99         00
    0411647365                           05           12/01/99          0
    0411647365                           O            11/01/29
    0


    2974684          K08/G02             F           58,500.00         ZZ
                                         360         58,500.00          1
    2209 THARPE ROAD                   8.375            444.64         75
                                       8.125            444.64       78,000.00
    LITTLE RIVER     SC   29566          2            10/13/99         00
    0411647753                           05           12/01/99          0
    0411647753                           O            11/01/29
    0


    2974685          K08/G02             F          108,000.00         ZZ
                                         360        108,000.00          1
    23550 MASCH AVENUE                 8.750            849.64         80
                                       8.500            849.64      135,000.00
    WARREN           MI   48091          5            10/12/99         00
    0411648389                           05           12/01/99          0
    0411648389                           O            11/01/29
    0


    2974886          E82/G02             F          149,600.00         ZZ
                                         360        149,600.00          1
1


    335 WEST 5TH STREET                8.250          1,123.89         80
                                       8.000          1,123.89      187,000.00
    LOVELAND         CO   80537          1            10/19/99         00
    0400232948                           05           12/01/99          0
    0400232948                           O            11/01/29
    0


    2975797          736/G02             F          210,000.00         ZZ
                                         360        207,814.90          4
    1833 DALE STREET                   6.875          1,379.55         60
                                       6.625          1,379.55      350,000.00
    SAN DIEGO        CA   92102          5            10/23/98         00
    0431583491                           05           12/01/98          0
    649234                               N            11/01/28
    0


    2975805          736/G02             F          475,000.00         ZZ
                                         360        474,479.13          1
    475 LAKESHORE BOULEVARD, #3        9.000          3,821.96         69
                                       8.750          3,821.96      695,000.00
    INCLINE VILLAGE  NV   89451          5            08/16/99         00
    0431583889                           01           10/01/99          0
    935437                               O            09/01/29
    0


    2975809          736/G02             F          250,000.00         ZZ
                                         360        250,000.00          1
    4602 NORTHWEST 199TH STREET        9.000          2,011.56         77
                                       8.750          2,011.56      325,000.00
    RIDGEFIELD       WA   98642          5            10/05/99         00
    0431583483                           05           12/01/99          0
    940365                               O            11/01/29
    0


    2975810          736/G02             F          360,000.00         ZZ
                                         360        360,000.00          3
    5309-5313 MISSION STREET           9.250          2,961.64         80
                                       9.000          2,961.64      450,000.00
    SAN FRANCISCO    CA   94112          1            10/06/99         00
    0431583442                           05           12/01/99          0
    940421                               O            11/01/29
    0


    2975813          736/G02             F          250,000.00         ZZ
                                         360        250,000.00          2
    312-314 ATLANTA AVENUE             9.500          2,102.14         75
                                       9.250          2,102.14      336,000.00
    SAN JOSE         CA   95125          1            10/11/99         00
    0431583905                           05           12/01/99          0
1


    941771                               N            11/01/29
    0


    2975818          736/G02             F          424,000.00         ZZ
                                         360        423,774.37          1
    5 BARNES LANE                      9.125          3,449.80         80
                                       8.875          3,449.80      530,000.00
    WEST HARRISON    NY   10604          5            08/31/99         00
    0431583384                           05           11/01/99          0
    942903                               O            10/01/29
    0


    2975820          736/G02             F          259,500.00         ZZ
                                         360        259,500.00          1
    11099 OPHIR DRIVE #401             9.625          2,205.73         73
                                       9.375          2,205.73      359,500.00
    LOS ANGELES      CA   90024          1            10/01/99         00
    0431586585                           01           12/01/99          0
    944100                               O            11/01/29
    0


    2975824          736/G02             F          280,000.00         T
                                         360        279,858.60          1
    36320 VIA BURGANDY                 9.375          2,328.90         80
                                       9.125          2,328.90      350,000.00
    TEMECULA         CA   92592          1            09/15/99         00
    0431586452                           03           11/01/99          0
    945343                               O            10/01/29
    0


    2975825          736/G02             F          260,000.00         ZZ
                                         360        260,000.00          1
    18532 DRIFTWOOD DRIVE EAST         9.125          2,115.45         80
                                       8.875          2,115.45      325,000.00
    SUMNER           WA   98390          5            10/08/99         00
    0431586619                           03           12/01/99          0
    945701                               O            11/01/29
    0


    2975830          736/G02             F          475,000.00         ZZ
                                         360        474,753.75          1
    3209 PACIFIC AVENUE                9.250          3,907.71         66
                                       9.000          3,907.71      725,000.00
    MANHATTAN BEACH  CA   90266          5            09/07/99         00
    0431583640                           05           11/01/99          0
    948953                               O            10/01/29
    0


1


    2975831          736/G02             F          320,000.00         ZZ
                                         360        319,815.88          1
    21 POPLAR LANE                     8.750          2,517.45         80
                                       8.500          2,517.45      400,000.00
    COMMACK          NY   11725          5            09/22/99         00
    0431587104                           05           11/01/99          0
    949032                               O            10/01/29
    0


    2975840          736/G02             F          341,600.00         ZZ
                                         360        341,408.49          4
    716-718 EAST PALM AVENUE           8.875          2,717.93         80
                                       8.625          2,717.93      427,000.00
    BURBANK          CA   91501          1            09/29/99         00
    0431583574                           05           11/01/99          0
    950879                               O            10/01/29
    0


    2975847          736/G02             F          329,600.00         ZZ
                                         360        329,442.10          2
    853-855 NORTH KILKEA DRIVE         9.625          2,801.57         80
                                       9.375          2,801.57      412,000.00
    LOS ANGELES      CA   90046          1            09/30/99         00
    0431586841                           05           11/01/99          0
    952785                               O            10/01/29
    0


    2975850          736/G02             F          496,800.00         ZZ
                                         360        496,800.00          2
    273-275 SAN CARLOS STREET          9.500          4,177.37         80
                                       9.250          4,177.37      621,000.00
    SAN FRANCISCO    CA   94110          1            10/01/99         00
    0431583848                           05           12/01/99          0
    953356                               O            11/01/29
    0


    2975855          736/G02             F          249,000.00         ZZ
                                         360        249,000.00          3
    20724,20726,20728 NECTAR AVE       9.375          2,071.06         75
                                       9.125          2,071.06      332,000.00
    LAKEWOOD         CA   90715          1            10/12/99         00
    0431583566                           05           12/01/99          0
    954392                               N            11/01/29
    0


    2975856          736/G02             F          243,500.00         ZZ
                                         360        243,363.49          4
    56,561/2,58,60 E SIERRA MADRE      8.875          1,937.40         75
    BOULEVARD                          8.625          1,937.40      325,000.00
1


    SIERRA MADRE     CA   91024          5            09/27/99         00
    0431583558                           05           11/01/99          0
    954638                               N            10/01/29
    0


    2975857          736/G02             F          260,000.00         ZZ
                                         360        259,821.06          1
    18624 WEST LAZY ACRE ROAD `        7.875          1,885.19         75
                                       7.625          1,885.19      347,000.00
    LAKE VILLA       IL   60046          2            08/30/99         00
    0431583699                           03           11/01/99          0
    955453                               O            10/01/29
    0


    2975865          736/G02             F          258,000.00         ZZ
                                         360        257,272.52          1
    22482 ALEXANDER STREET             8.250          1,938.27         57
                                       8.000          1,938.27      460,000.00
    SAINT CLAIR SHO  MI   48081          1            06/16/99         00
    0431583772                           05           08/01/99          0
    956681                               O            07/01/29
    0


    2975866          736/G02             F          268,800.00         ZZ
                                         360        268,182.61          1
    13503 BUTTERFLY LANE               7.375          1,856.54         80
                                       7.125          1,856.54      336,000.00
    HOUSTON          TX   77079          1            07/15/99         00
    0431583434                           03           09/01/99          0
    956760                               O            08/01/29
    0


    2975869          736/G02             F          262,500.00         ZZ
                                         360        262,500.00          1
    283 SUMMIT STATION ROAD            9.250          2,159.53         75
                                       9.000          2,159.53      350,000.00
    ARROYO GRANDE    CA   93420          1            10/06/99         00
    0431583780                           05           12/01/99          0
    957440                               O            11/01/29
    0


    2975874          736/G02             F          300,000.00         ZZ
                                         360        300,000.00          1
    177 SOUTH LAKESHORE DRIVE          8.500          2,306.75         50
                                       8.250          2,306.75      600,000.00
    CHELAN           WA   98816          5            10/05/99         00
    0431583806                           05           12/01/99          0
    958220                               O            11/01/29
    0
1




    2975877          736/G02             F          384,800.00         ZZ
                                         360        384,077.45          1
    1833 ADDISON STREET                8.375          2,924.76         80
                                       8.125          2,924.76      481,000.00
    BERKELEY         CA   94703          1            07/09/99         00
    0431583400                           05           09/01/99          0
    959060                               O            08/01/29
    0


    2975880          736/G02             F          360,000.00         ZZ
                                         360        359,615.38          1
    17311 WHITE GROUND ROAD            9.125          2,929.08         80
                                       8.875          2,929.08      450,000.00
    BOYDS            MD   20841          1            08/30/99         00
    0431583616                           05           10/01/99          0
    959401                               O            09/01/29
    0


    2976000          F44/G02             F          134,600.00         ZZ
                                         360        134,600.00          1
    25007 SOTTERLEY ROAD               8.250          1,011.20         74
                                       8.000          1,011.20      182,000.00
    HOLLYWOOD        MD   20636          2            10/13/99         00
    0431575133                           05           12/01/99          0
    211124                               O            11/01/29
    0


    2976146          163/G02             F          260,800.00         ZZ
                                         360        260,633.70          1
    8 STONEGATE LANE                   8.250          1,959.30         80
                                       8.000          1,959.30      326,000.00
    PITTSFORD        NY   14534          5            09/13/99         00
    0431578822                           05           11/01/99          0
    0373927009                           O            10/01/29
    0


    2977505          K08/G02             F          225,000.00         ZZ
                                         360        225,000.00          1
    36 ASH COURT                       8.375          1,710.16         75
                                       8.125          1,710.16      300,000.00
    LAKE WHITNEY     TX   76692          5            10/12/99         00
    0411639362                           03           12/01/99          0
    0411639362                           O            11/01/29
    0


    2977513          K08/G02             F           61,250.00         ZZ
                                         360         61,250.00          2
1


    4708 NORTH 44TH STREET             8.250            460.15         95
                                       8.000            460.15       64,500.00
    MILWAUKEE        WI   53218          1            10/19/99         01
    0411652241                           05           12/01/99         30
    0411652241                           O            11/01/29
    0


    2978036          765/G02             F          253,200.00         ZZ
                                         360        253,200.00          1
    2977 KILAINE DRIVE                 8.625          1,969.37         80
                                       8.375          1,969.37      316,500.00
    SIMI VALLEY      CA   93063          1            10/13/99         00
    0431576347                           05           12/01/99          0
    348905                               O            11/01/29
    0


    2978441          L14/G02             F          910,000.00         ZZ
                                         360        909,502.93          1
    1319 LAKEWAY DRIVE                 9.000          7,322.07         65
                                       8.750          7,322.07    1,400,000.00
    SEABROOK         TX   77586          1            09/23/99         00
    0431581800                           03           11/01/99          0
    216000663                            O            10/01/29
    0


    2980297          K08/G02             F          150,000.00         ZZ
                                         360        150,000.00          1
    404 STATON DRIVE                   8.625          1,166.68         55
                                       8.375          1,166.68      275,000.00
    PANTON           VT   05491          5            10/15/99         00
    0411613441                           05           12/01/99          0
    0411613441                           O            11/01/29
    0


    2980298          K08/G02             F           87,300.00         ZZ
                                         360         87,300.00          1
    410 LONG STREET                    9.250            718.20         90
                                       9.000            718.20       97,000.00
    WILKESON         WA   98396          1            10/14/99         04
    0411619141                           05           12/01/99         25
    0411619141                           N            11/01/29
    0


    2980302          K08/G02             F          239,950.00         ZZ
                                         360        239,950.00          4
    19837 25TH AVENUE NORTHEAST        8.875          1,909.15         80
                                       8.625          1,909.15      300,000.00
    SHORELINE        WA   98155          1            10/18/99         00
    0411629439                           05           12/01/99          0
1


    0411629439                           N            11/01/29
    0


    2980303          K08/G02             F          107,900.00         ZZ
                                         360        107,900.00          1
    3190 145TH STREET                  8.875            858.50         90
                                       8.625            858.50      119,900.00
    ROSEMOUNT        MN   55068          1            10/01/99         04
    0411631310                           05           12/01/99         25
    0411631310                           N            11/01/29
    0


    2980304          K08/G02             F          337,500.00         ZZ
                                         360        337,500.00          1
    1776 SYCAMORE TRAIL                8.250          2,535.52         71
                                       8.000          2,535.52      480,000.00
    LAS VEGAS        NV   89108          5            10/11/99         00
    0411631674                           05           12/01/99          0
    0411631674                           O            11/01/29
    0


    2980305          K08/G02             F          167,400.00         ZZ
                                         360        167,400.00          1
    2224 NE 17 TERRACE                 9.250          1,377.16         90
                                       9.000          1,377.16      186,000.00
    FT LAUDERDALE    FL   33305          1            10/20/99         04
    0411632540                           05           12/01/99         25
    0411632540                           N            11/01/29
    0


    2980310          K08/G02             F          116,000.00         ZZ
                                         360        116,000.00          2
    573 AND 579 NORTH 1200 EAST        8.875            922.95         80
                                       8.625            922.95      145,000.00
    PROVO            UT   84606          1            10/08/99         00
    0411640394                           05           12/01/99          0
    0411640394                           N            11/01/29
    0


    2980319          K08/G02             F           91,700.00         ZZ
                                         360         91,700.00          4
    12843 DORADO DRIVE SE              9.500            771.06         90
                                       9.250            771.06      101,900.00
    ALBUQUERQUE      NM   87123          1            10/20/99         04
    0411660350                           05           12/01/99         25
    0411660350                           N            11/01/29
    0


1


    2981488          F60/G02             F           64,000.00         ZZ
                                         360         64,000.00          4
    312 DE LA RONDE DRIVE              9.625            543.99         80
                                       9.375            543.99       80,000.00
    CHALMETTE        LA   70043          1            10/15/99         00
    0431577626                           05           12/01/99          0
    444976                               O            11/01/29
    0


    2982481          664/G02             F          117,000.00         ZZ
                                         360        117,000.00          1
    1646 EL SEGUNDO AVENUE NE          8.875            930.91         78
                                       8.625            930.91      150,000.00
    KEIZER           OR   97303          2            10/07/99         00
    0431571884                           05           12/01/99          0
    0003232170                           N            11/01/29
    0


    2982983          721/G02             F          172,400.00         ZZ
                                         360        172,303.34          4
    106 MALLORY COURT                  8.875          1,371.70         80
                                       8.625          1,371.70      215,500.00
    RICHMOND         KY   40475          1            09/29/99         00
    0431576610                           07           11/01/99          0
    7850017627                           N            10/01/29
    0


    2983529          K08/G02             F          256,250.00         ZZ
                                         360        256,250.00          1
    6860 GIBBS CREEK ROAD              8.625          1,993.09         85
                                       8.375          1,993.09      301,500.00
    CHAPPELL HILL    TX   77426          4            10/15/99         04
    0411026149                           05           12/01/99         12
    0411026149                           O            11/01/29
    0


    2983530          K08/G02             F          359,950.00         ZZ
                                         360        359,950.00          1
    17124 SE 100TH STREET              8.125          2,672.62         80
                                       7.875          2,672.62      449,950.00
    RENTON           WA   98059          1            10/11/99         00
    0411495518                           05           12/01/99          0
    0411495518                           O            11/01/29
    0


    2983532          K08/G02             F          210,000.00         ZZ
                                         360        210,000.00          1
    525 BASELINE                       8.625          1,633.36         90
                                       8.375          1,633.36      234,000.00
1


    NORTHVILLE       MI   48167          5            10/15/99         04
    0411587207                           05           12/01/99         25
    0411587207                           O            11/01/29
    0


    2983536          K08/G02             F          101,700.00         ZZ
                                         360        101,700.00          2
    565 NE 35 STREET                   9.500            855.15         90
                                       9.250            855.15      113,000.00
    OAKLAND PARK     FL   33334          1            10/21/99         10
    0411627342                           05           12/01/99         25
    0411627342                           N            11/01/29
    0


    2983539          K08/G02             F          131,200.00         ZZ
                                         360        131,200.00          1
    615 MANOMET COURT                  8.750          1,032.15         80
                                       8.500          1,032.15      164,000.00
    SCHAUMBURG       IL   60173          1            10/21/99         00
    0411635212                           09           12/01/99          0
    0411635212                           N            11/01/29
    0


    2983548          K08/G02             F           48,350.00         ZZ
                                         360         48,350.00          1
    1916 2ND STREET                    9.375            402.15         75
    UNIT # 3                           9.125            402.15       64,500.00
    GULFPORT         MS   39501          1            10/21/99         00
    0411656614                           01           12/01/99          0
    0411656614                           N            11/01/29
    0


    2984428          K31/G02             F           63,000.00         ZZ
                                         360         63,000.00          1
    3099 COLONIAL WAY  UNIT B          8.375            478.85         90
                                       8.125            478.85       70,000.00
    CHAMBLEE         GA   30341          1            10/15/99         01
    0431578681                           01           12/01/99         25
    0378400                              O            11/01/29
    0


    2985369          549/549             F          276,000.00         ZZ
                                         360        274,978.81          1
    13226 FIJI WAY UNIT H              8.500          2,122.21         80
                                       8.250          2,122.21      345,000.00
    LOS ANGELES      CA   90292          1            05/24/99         00
    5000617182                           01           07/01/99          0
    5000617182                           O            06/01/29
    0
1




    2985378          S48/S48             F          398,700.00         ZZ
                                         360        397,850.33          1
    11832 TURTLE SPRINGS LANE          7.750          2,856.34         54
                                       7.500          2,856.34      738,700.00
    LOS ANGELES      CA   91326          1            08/20/99         00
    0023304785                           03           10/01/99          0
    0023304785                           O            09/01/29
    0


    2985379          S48/S48             F          254,400.00         ZZ
                                         360        253,946.15          1
    11602 UPLANDS RIDGE DRIVE          8.625          1,978.70         80
                                       8.375          1,978.70      318,000.00
    AUSTIN           TX   78734          1            09/15/99         00
    0023315799                           03           10/01/99          0
    0023315799                           O            09/01/29
    0


    2985380          S48/S48             F          394,700.00         ZZ
                                         360        393,900.18          1
    20405 VIA SANLUCAR                 8.000          2,896.17         70
                                       7.750          2,896.17      563,900.00
    YORBA LINDA      CA   92887          1            09/24/99         00
    0023327448                           03           10/01/99          0
    0023327448                           O            09/01/29
    0


    2985381          S48/S48             F          299,975.00         ZZ
                                         360        299,425.94          1
    10358 EAST ACACIA DRIVE            8.500          2,306.55         77
                                       8.250          2,306.55      390,000.00
    SCOTTSDALE       AZ   85258          2            09/25/99         00
    0023424922                           03           10/01/99          0
    0023424922                           O            09/01/29
    0


    2985382          S48/S48             F          275,000.00         ZZ
                                         360        274,665.61          1
    505 OGLETHORPE POINT OSLAND        8.500          2,114.52         65
                                       8.250          2,114.52      425,000.00
    SAINT SIMON      GA   31522          2            09/13/99         00
    6053940315                           05           11/01/99          0
    6053940315                           O            10/01/29
    0


    2985383          S48/S48             F          380,000.00         ZZ
                                         360        379,572.34          1
1


    1700 STATE ROUTE 43                8.875          3,023.46         80
                                       8.625          3,023.46      475,000.00
    SUFFIELD TW      OH   44260          1            10/06/99         00
    6100802716                           05           11/01/99          0
    6100802716                           O            10/01/29
    0


    2985384          S48/S48             F          300,000.00         ZZ
                                         360        299,635.21          1
    421 CELEBRATION AVENUE             8.500          2,306.75         79
                                       8.250          2,306.75      380,000.00
    CELEBRATION      FL   34747          1            09/29/99         00
    6119334347                           03           11/01/99          0
    6119334347                           O            10/01/29
    0


    2985386          S48/S48             F          337,500.00         ZZ
                                         360        337,100.03          1
    40 PHILLIP TERR                    8.625          2,625.05         75
                                       8.375          2,625.05      450,020.00
    NOVATO AREA      CA   94945          1            09/27/99         00
    6229368342                           05           11/01/99          0
    6229368342                           O            10/01/29
    0


    2985387          S48/S48             F          264,750.00         ZZ
                                         360        264,117.99          1
    320 5TH AVENUE 301                 8.625          2,059.20         75
                                       8.375          2,059.20      353,000.00
    KIRKLAND         WA   98033          5            07/29/99         00
    6453226679                           01           09/01/99          0
    6453226679                           O            08/01/29
    0


    2985388          S48/S48             F          315,000.00         ZZ
                                         360        314,423.45          1
    8560 EAST LARIAT LANE              8.500          2,422.08         75
                                       8.250          2,422.08      420,000.00
    SCOTTSDALE       AZ   85255          1            08/03/99         00
    6478289280                           03           10/01/99          0
    6478289280                           O            09/01/29
    0


    2985391          S48/S48             F          427,000.00         ZZ
                                         360        426,543.79          1
    121 RIO VISTA                      9.125          3,474.22         70
                                       8.875          3,474.22      610,000.00
    LOS GATOS        CA   95030          1            08/26/99         00
    6570814779                           03           11/01/99          0
1


    6570814779                           O            10/01/29
    0


    2985393          S48/S48             F          318,500.00         ZZ
                                         360        318,326.02          1
    5627 GRANADA BOULEVARD             9.000          2,562.73         49
                                       8.750          2,562.73      650,000.00
    CORAL GABLE      FL   33146          2            10/04/99         00
    6793656619                           05           12/01/99          0
    6793656619                           O            11/01/29
    0


    2985394          S48/S48             F          262,500.00         ZZ
                                         360        262,031.71          1
    2015 VIA RANCHO PARKWAY            8.625          2,041.70         75
                                       8.375          2,041.70      350,000.00
    ESCONDIDO        CA   92029          1            08/02/99         00
    6796502315                           05           10/01/99          0
    6796502315                           O            09/01/29
    0


    2985395          S48/S48             F          265,368.00         ZZ
                                         360        265,084.47          1
    28 BRENTWOOD DRIVE                 9.125          2,159.13         80
                                       8.875          2,159.13      331,710.00
    SHREWSBURY       MA   01545          1            09/24/99         00
    6880292898                           05           11/01/99          0
    6880292898                           O            10/01/29
    0


    2985396          S48/S48             F          280,000.00         ZZ
                                         360        279,838.90          1
    445 OAK GROVE AVENUE #13           8.750          2,202.77         80
                                       8.500          2,202.77      350,000.00
    MENLO PARK       CA   94025          1            10/06/99         00
    6940253203                           01           12/01/99          0
    6940253203                           O            11/01/29
    0


    2986519          K08/G02             F          139,500.00         ZZ
                                         360        139,500.00          2
    713-15 TOURO STREET                9.375          1,160.29         90
                                       9.125          1,160.29      155,000.00
    NEW ORLEANS      LA   70116          1            10/22/99         10
    0411588155                           05           12/01/99         25
    0411588155                           N            11/01/29
    0


1


    2986521          K08/G02             F           56,000.00         ZZ
                                         360         56,000.00          1
    337 E 119TH ST                     9.000            450.59         87
                                       8.750            450.59       65,000.00
    CHICAGO          IL   60628          2            10/22/99         10
    0411619968                           05           12/01/99         25
    0411619968                           N            11/01/29
    0


    2986532          K08/G02             F          135,600.00         ZZ
                                         360        135,600.00          1
    9735 LARCHCREST DRIVE              8.125          1,006.83         80
                                       7.875          1,006.83      169,500.00
    DALLAS           TX   75238          1            10/22/99         00
    0411651565                           05           12/01/99          0
    0411651565                           O            11/01/29
    0


    2986540          K08/G02             F          495,000.00         ZZ
                                         360        495,000.00          1
    7114 SHEEHAN COURT                 8.750          3,894.17         75
                                       8.500          3,894.17      665,000.00
    SAN JOSE         CA   95120          5            10/18/99         00
    0411664360                           05           12/01/99          0
    0411664360                           O            11/01/29
    0


    2987125          E82/G02             F          227,300.00         ZZ
                                         360        227,300.00          1
    103 CASTLETON PLACE                8.375          1,727.64         70
                                       8.125          1,727.64      324,850.00
    JAMESTOWN        NC   27282          1            10/27/99         00
    0400237665                           03           12/01/99          0
    0400237665                           O            11/01/29
    0


    2987434          455/G02             F          208,000.00         ZZ
                                         360        208,000.00          1
    2278 WOODLAND SPRINGS DRIVE        8.750          1,636.34         80
                                       8.500          1,636.34      260,000.00
    HOUSTON          TX   77077          1            10/19/99         00
    0431581123                           03           12/01/99          0
    45386                                O            11/01/29
    0


    2987981          J40/G02             F          248,000.00         ZZ
                                         360        247,833.59          1
    4783 THOMPSON BRIDGE ROAD          8.000          1,819.74         80
                                       7.750          1,819.74      310,000.00
1


    MURRAYVILLE      GA   30564          2            09/16/99         00
    0431581693                           05           11/01/99          0
    7655169                              N            10/01/29
    0


    2988234          E86/G02             F          300,000.00         ZZ
                                         360        300,000.00          1
    219 RHODE ISLAND AVENUE            9.250          2,468.03         89
                                       9.000          2,468.03      340,000.00
    MASSAPEQUA       NY   11758          1            10/20/99         14
    0431582576                           05           12/01/99         25
    50690                                N            11/01/29
    0


    2988871          K08/G02             F          188,900.00         ZZ
                                         360        188,900.00          1
    2140 RADNOR COURT                  8.500          1,452.48         90
                                       8.250          1,452.48      209,900.00
    JUNO BEACH       FL   33408          1            10/25/99         10
    0411631823                           03           12/01/99         25
    0411631823                           O            11/01/29
    0


    2988874          K08/G02             F          106,400.00         ZZ
                                         360        106,400.00          1
    4344 SOUTH GRANT STREET            8.500            818.12         80
                                       8.250            818.12      133,000.00
    ENGLEWOOD        CO   80110          1            10/25/99         00
    0411641525                           05           12/01/99          0
    0411641525                           O            11/01/29
    0


    2988875          K08/G02             F          244,800.00         ZZ
                                         360        244,800.00          1
    1035 CROMWELL COVE                 8.375          1,860.66         80
                                       8.125          1,860.66      306,000.00
    SNELLVILLE       GA   30078          1            10/25/99         00
    0411642754                           03           12/01/99          0
    0411642754                           O            11/01/29
    0


    2988878          K08/G02             F          195,000.00         ZZ
                                         360        195,000.00          1
    27815 LITTLE BIG HORN DR.          9.125          1,586.58         75
                                       8.875          1,586.58      260,000.00
    EVERGREEN        CO   80439          5            10/20/99         00
    0411643976                           05           12/01/99          0
    0411643976                           O            11/01/29
    0
1




    2988879          K08/G02             F          165,000.00         ZZ
                                         360        165,000.00          1
    2275 WEBSTER LN                    8.875          1,312.81         75
                                       8.625          1,312.81      220,000.00
    DES PLAINES      IL   60018          5            10/19/99         00
    0411644297                           05           12/01/99          0
    0411644297                           O            11/01/29
    0


    2988884          K08/G02             F          176,000.00         ZZ
                                         360        176,000.00          2
    756 IRVING PLACE                   8.875          1,400.34         79
                                       8.625          1,400.34      223,000.00
    SECAUCUS         NJ   07094          5            10/25/99         00
    0411658016                           05           12/01/99          0
    0411658016                           N            11/01/29
    0


    2988885          K08/G02             F          400,000.00         ZZ
                                         360        400,000.00          1
    365 FOREST AVENUE UNIT#3A          8.375          3,040.29         54
                                       8.125          3,040.29      750,000.00
    PALO ALTO        CA   94301          5            10/19/99         00
    0411661770                           01           12/01/99          0
    0411661770                           O            11/01/29
    0


    2989643          E82/G02             F           72,900.00         ZZ
                                         360         72,900.00          4
    3312 SABLEWOOD DRIVE               9.250            599.73         90
                                       9.000            599.73       81,000.00
    ROCKFORD         IL   61101          1            10/27/99         04
    0400231270                           05           12/01/99         25
    0400231270                           N            11/01/29
    0


    2989864          709/G02             F          200,000.00         ZZ
                                         360        200,000.00          1
    4751 328TH AVENUE SOUTHEAST        8.750          1,573.41         80
                                       8.500          1,573.41      250,000.00
    FALL CITY        WA   98024          5            10/18/99         00
    0431581065                           05           12/01/99          0
    465252                               O            11/01/29
    0


    2990092          B28/G02             F          192,000.00         ZZ
                                         360        192,000.00          4
1


    720-726 31ST STREET                8.375          1,459.34         80
                                       8.125          1,459.34      240,000.00
    DENVER           CO   80205          2            10/13/99         00
    0431583947                           07           12/01/99          0
    05991559                             N            11/01/29
    0


    2991169          K08/G02             F          255,800.00         ZZ
                                         360        255,800.00          1
    16675 STONECREST DRIVE             9.000          2,058.22         77
                                       8.750          2,058.22      335,500.00
    CONROE           TX   77302          4            10/26/99         00
    0411662836                           03           12/01/99          0
    0411662836                           O            11/01/29
    0


    2991173          K08/G02             F          296,000.00         ZZ
                                         360        296,000.00          1
    4093 DREXEL                        8.625          2,302.26         80
                                       8.375          2,302.26      370,000.00
    TROY             MI   48098          1            10/26/99         00
    0411674740                           03           12/01/99          0
    0411674740                           O            11/01/29
    0


    2991304          E82/G02             F          120,600.00         ZZ
                                         360        120,600.00          1
    #3 PINE RIVER POND ROAD            8.375            916.65         92
                                       8.125            916.65      131,400.00
    WAKEFIELD        NH   03872          2            10/25/99         04
    0400217519                           05           12/01/99         30
    0400217519                           O            11/01/29
    0


    2991305          E82/G02             F           80,400.00         ZZ
                                         360         80,400.00          1
    553 UNDERCLIFF AVENUE UNIT #7      9.375            668.73         74
                                       9.125            668.73      110,000.00
    EDGEWATER        NJ   07020          2            10/29/99         00
    0400237590                           01           12/01/99          0
    0400237590                           N            11/01/29
    0


    2991310          E82/G02             F           87,500.00         ZZ
                                         360         87,500.00          1
    563 TIMBERLINE PLACE               8.625            680.57         58
                                       8.375            680.57      152,000.00
    HIGHLANDS RANCH  CO   80126          5            10/27/99         00
    0400233359                           05           12/01/99          0
1


    040023359                            N            11/01/29
    0


    2991317          E82/G02             F           84,350.00         T
                                         360         84,350.00          1
    8736 TAYLOR CT                     8.500            648.58         70
                                       8.250            648.58      120,500.00
    CROSBY           MN   56441          5            10/29/99         00
    0400234605                           05           12/01/99          0
    0400234605                           O            11/01/29
    0


    2991554          168/168             F           60,000.00         ZZ
                                         360         60,000.00          1
    1593 VICTORIA STREET               8.500            461.35         80
                                       8.250            461.35       75,140.00
    BALDWIN          NY   11510          1            10/21/99         00
    189531312                            05           12/01/99          0
    189531312                            O            11/01/29
    0


    2991773          A53/G02             F          387,700.00         ZZ
                                         360        387,700.00          1
    401 E ONTARIO ST UNIT # 4101       9.250          3,189.52         70
                                       9.000          3,189.52      553,900.00
    CHICAGO          IL   60611          1            10/13/99         00
    0431581792                           06           12/01/99          0
    02900036797                          N            11/01/29
    0


    2992057          168/168             F          111,800.00         ZZ
                                         360        111,800.00          1
    7127 BEVERLY SPRINGS DRIVE         8.500            859.65         80
                                       8.250            859.65      139,810.00
    CHARLOTTE        NC   28270          1            10/21/99         00
    249467216                            09           12/01/99          0
    249467216                            O            11/01/29
    0


    2992419          H19/G02             F           92,000.00         ZZ
                                         360         92,000.00          1
    4552 WEST 5015 SOUTH               8.875            732.00         80
                                       8.625            732.00      115,000.00
    SALT LAKE CITY   UT   84118          5            10/21/99         00
    0431588094                           05           12/01/99          0
    0002148591                           N            11/01/29
    0


1


    2993290          K08/G02             F          165,600.00         ZZ
                                         360        165,600.00          1
    1133 GROSSMONT DRIVE               8.375          1,258.68         80
                                       8.125          1,258.68      207,000.00
    WHITTIER         CA   90601          1            10/15/99         00
    0411604390                           05           12/01/99          0
    0411604390                           O            11/01/29
    0


    2993317          K08/G02             F          133,600.00         ZZ
                                         360        133,600.00          1
    1499 SOUTH ALLISON STREET          8.875          1,062.98         80
                                       8.625          1,062.98      167,000.00
    LAKEWOOD         CO   80232          5            10/22/99         00
    0411672116                           05           12/01/99          0
    0411672116                           O            11/01/29
    0


    2993768          074/074             F          650,000.00         ZZ
                                         360        649,595.99          1
    32 CORNWELLS BEACH ROAD            8.375          4,940.47         55
                                       8.125          4,940.47    1,194,312.00
    SANDS POINT      NY   11050          1            09/17/99         00
    1106284619                           05           11/01/99          0
    1106284619                           O            10/01/29
    0


    2993769          074/074             F          187,000.00         ZZ
                                         360        186,748.22          4
    5615 E LAKE ROAD                   8.000          1,372.14         85
                                       7.750          1,372.14      220,000.00
    CONESUS          NY   14435          1            08/27/99         14
    1107085017                           05           10/01/99         20
    1107085017                           N            09/01/29
    0


    2993771          074/074             F          311,250.00         ZZ
                                         360        311,061.44          1
    9 BEVERLY ROAD                     8.500          2,393.25         75
                                       8.250          2,393.25      415,000.00
    BRONXVILLE       NY   10708          1            09/16/99         00
    1111319530                           05           11/01/99          0
    1111319530                           O            10/01/29
    0


    2993772          074/074             F          164,900.00         ZZ
                                         360        164,805.13          3
    2386 VALENTINE AVENUE              8.750          1,297.27         85
                                       8.500          1,297.27      194,000.00
1


    BRONX            NY   10458          1            09/28/99         11
    1111330001                           05           11/01/99         20
    1111330001                           N            10/01/29
    0


    2993774          074/074             F          466,900.00         ZZ
                                         360        466,624.33          3
    3435 69TH STREET                   8.625          3,631.51         90
                                       8.375          3,631.51      520,000.00
    WOODSIDE         NY   11377          1            09/29/99         11
    1111333225                           05           11/01/99         30
    1111333225                           O            10/01/29
    0


    2993775          074/074             F          136,300.00         ZZ
                                         360        136,190.44          3
    65 STANTON STREET                  8.125          1,012.02         70
                                       7.875          1,012.02      195,000.00
    DORCHESTER       MA   02124          2            09/10/99         00
    1113190107                           05           11/01/99          0
    1113190107                           O            10/01/29
    0


    2993776          074/074             F          305,600.00         ZZ
                                         360        305,419.57          1
    2340 E WALDEN LANE                 8.625          2,376.93         80
                                       8.375          2,376.93      382,000.00
    ARLINGTON HEIGH  IL   60004          1            09/30/99         00
    1114776700                           05           11/01/99          0
    1114776700                           O            10/01/29
    0


    2993777          074/074             F          148,000.00         ZZ
                                         360        147,908.01          2
    1605/1605 1/2 SUNSET AV            8.375          1,124.91         90
                                       8.125          1,124.91      164,500.00
    OCEAN            NJ   07712          1            09/30/99         11
    1131000327                           05           11/01/99         25
    1131000327                           N            10/01/29
    0


    2993780          074/074             F           99,000.00         ZZ
                                         360         98,948.67          4
    4830 E WILLETTA STREET             9.250            814.45         90
                                       9.000            814.45      110,000.00
    PHOENIX          AZ   85008          1            09/21/99         11
    1214005698                           05           11/01/99         25
    1214005698                           N            10/01/29
    0
1




    2993781          074/074             F           99,000.00         ZZ
                                         360         98,948.67          4
    4824 E WILLETTA STREET             9.250            814.45         90
                                       9.000            814.45      110,000.00
    PHOENIX          AZ   85008          1            09/24/99         11
    1214005712                           05           11/01/99         25
    1214005712                           N            10/01/29
    0


    2993784          074/074             F          140,500.00         ZZ
                                         360        140,500.00          4
    520 NORTH FIFTEENTH                8.375          1,067.90         95
                                       8.125          1,067.90      147,900.00
    LAS VEGAS        NV   89101          1            10/14/99         01
    1251201174                           05           12/01/99         30
    1251201174                           O            11/01/29
    0


    2993786          074/074             F           28,800.00         ZZ
                                         360         28,800.00          1
    3990 WOODSIDE DRIVE                8.375            218.90         90
                                       8.125            218.90       32,000.00
    CORAL SPRINGS    FL   33065          1            10/04/99         01
    1301186048                           01           12/01/99         25
    1301186048                           N            11/01/29
    0


    2993792          074/074             F          272,000.00         ZZ
                                         360        271,826.55          1
    3434 GARDEN AVENUE                 8.250          2,043.45         85
                                       8.000          2,043.45      320,000.00
    MIAMI BEACH      FL   33140          5            09/24/99         10
    1311358944                           05           11/01/99         12
    1311358944                           O            10/01/29
    0


    2993793          074/074             F           64,800.00         T
                                         360         64,661.89          4
    7423 SW 42ND PLACE                 7.750            464.24         90
                                       7.500            464.24       72,500.00
    GAINSVILLE       FL   32608          1            07/16/99         21
    1322046149                           05           09/01/99         25
    1322046149                           O            08/01/29
    0


    2993796          074/074             F           79,800.00         ZZ
                                         360         79,750.40          1
1


    7062-7064 FELTON LANE              8.375            606.54         90
                                       8.125            606.54       88,700.00
    MABLETON         GA   30126          1            10/01/99         01
    1371169327                           05           11/01/99         25
    1371169327                           N            10/01/29
    0


    2993798          074/074             F          440,000.00         ZZ
                                         360        439,704.77          1
    1060 NE SMITH ROCK WAY             8.000          3,228.56         80
                                       7.750          3,228.56      550,000.00
    TERREBONNE       OR   97760          5            09/14/99         00
    1420004638                           05           11/01/99          0
    1420004638                           O            10/01/29
    0


    2993799          074/074             F          423,000.00         ZZ
                                         360        422,768.95          1
    723 BROADWAY AVENUE EAST           9.000          3,403.55         65
                                       8.750          3,403.55      655,000.00
    SEATTLE          WA   98102          5            09/16/99         00
    1471029283                           05           11/01/99          0
    1471029283                           O            10/01/29
    0


    2993800          074/074             F          175,750.00         ZZ
                                         360        175,640.76          3
    62 CHESTNUT STREET                 8.375          1,335.83         95
                                       8.125          1,335.83      185,000.00
    YONKERS          NY   10701          1            09/28/99         01
    1500509917                           05           11/01/99         30
    1500509917                           O            10/01/29
    0


    2993801          074/074             F          260,000.00         ZZ
                                         360        259,473.13          1
    22 HIGHLAND BLVD                   8.000          1,907.79         80
                                       7.750          1,907.79      325,000.00
    DIX HILLS        NY   11746          1            07/09/99         00
    1503583665                           05           09/01/99          0
    1503583665                           O            08/01/29
    0


    2993802          074/074             F          170,000.00         ZZ
                                         360        169,185.29          4
    6211- 6213 VENTNOR                 8.500          1,307.16         85
                                       8.250          1,307.16      200,000.00
    VENTNOR CITY     NJ   08406          1            07/30/99         01
    1503586186                           05           09/01/99         25
1


    1503586186                           N            08/01/29
    0


    2993803          074/074             F          297,500.00         ZZ
                                         360        297,328.83          1
    1051 OCEANFRONT 3                  8.750          2,340.44         73
                                       8.500          2,340.44      410,000.00
    LONG BEACH       NY   11561          1            09/03/99         00
    1503593727                           01           11/01/99          0
    1503593727                           O            10/01/29
    0


    2993810          074/074             F          116,910.00         ZZ
                                         360        116,767.84          4
    119 LANGLEY DRIVE A B C            8.500            898.94         90
                                       8.250            898.94      129,900.00
    SUMMERVILLE      SC   29485          1            09/01/99         01
    1511354084                           05           10/01/99         25
    1511354084                           N            09/01/29
    0


    2993812          074/074             F          328,000.00         ZZ
                                         360        327,811.29          1
    6838 MIDCREST DRIVE                8.750          2,580.38         80
                                       8.500          2,580.38      410,000.00
    DALLAS           TX   75240          1            09/16/99         00
    1524050060                           05           11/01/99          0
    1524050060                           O            10/01/29
    0


    2993814          074/074             F           58,800.00         T
                                         360         58,763.46          1
    7500 CALLAGHAN RD-UNI              8.375            446.92         70
                                       8.125            446.92       84,000.00
    SAN ANTONIO      TX   78229          1            10/04/99         00
    1526041843                           01           11/01/99          0
    1526041843                           O            10/01/29
    0


    2993815          074/074             F          257,600.00         ZZ
                                         360        257,455.59          1
    23 WORTHSHAM DRIVE                 8.875          2,049.58         80
                                       8.625          2,049.58      322,000.00
    SAN ANTONIO      TX   78257          1            10/04/99         00
    1526042507                           03           11/01/99          0
    1526042507                           N            10/01/29
    0


1


    2993819          074/074             F           89,950.00         ZZ
                                         360         89,905.75          4
    1701-07 MARY K LANE                9.500            756.35         90
                                       9.250            756.35       99,950.00
    WHITE SETTLEMEN  TX   76108          1            09/16/99         14
    1539032426                           05           11/01/99         25
    1539032426                           N            10/01/29
    0


    2993822          074/074             F           89,950.00         ZZ
                                         360         89,905.75          4
    8032 CAMBRIDGE CREEK               9.500            756.35         90
                                       9.250            756.35       99,950.00
    WHITE SETTLEMEN  TX   76108          1            09/16/99         14
    1539035050                           05           11/01/99         25
    1539035050                           N            10/01/29
    0


    2993823          074/074             F           50,300.00         ZZ
                                         360         50,274.60          4
    8261 NED AVENUE                    9.375            418.37         90
                                       9.125            418.37       55,980.00
    BATON ROUGE      LA   70820          1            09/02/99         12
    1539035810                           05           11/01/99         25
    1539035810                           N            10/01/29
    0


    2993824          074/074             F           89,950.00         ZZ
                                         360         89,905.75          4
    8008 CAMBRIDGE CREEK               9.500            756.35         90
                                       9.250            756.35       99,950.00
    WHITE SETTLEMEN  TX   76108          1            09/16/99         14
    1539038025                           05           11/01/99         25
    1539038025                           N            10/01/29
    0


    2993825          074/074             F          270,400.00         ZZ
                                         360        270,400.00          1
    5505 EAST CREEK WAY                8.500          2,079.15         80
                                       8.250          2,079.15      338,000.00
    ANTIOCH          CA   94509          1            10/07/99         00
    1557035255                           05           12/01/99          0
    1557035255                           O            11/01/29
    0


    2993827          074/074             F          336,000.00         ZZ
                                         360        336,000.00          1
    3121 SNEATH LANE                   9.125          2,733.81         80
                                       8.875          2,733.81      420,000.00
1


    SAN BRUNO        CA   94066          1            10/07/99         00
    1557037771                           05           12/01/99          0
    1557037771                           O            11/01/29
    0


    2993828          074/074             F          285,000.00         ZZ
                                         360        284,822.85          1
    19474 KILFINAN STREET              8.375          2,166.21         75
                                       8.125          2,166.21      380,000.00
    NORTHRIDGE       CA   91326          1            09/23/99         00
    1563311211                           03           11/01/99          0
    1563311211                           O            10/01/29
    0


    2993835          074/074             F          140,000.00         ZZ
                                         360        140,000.00          4
    1212 EAST STREET                   9.125          1,139.09         80
                                       8.875          1,139.09      175,000.00
    OLYMPIA          WA   98503          1            10/05/99         00
    1565262004                           05           12/01/99          0
    1565262004                           N            11/01/29
    0


    2993836          074/074             F          123,750.00         ZZ
                                         360        123,689.13          3
    2643 DORIAN DRIVE                  9.500          1,040.56         90
                                       9.250          1,040.56      137,500.00
    SNELLVILLE       GA   30078          1            10/06/99         11
    1566184970                           05           11/01/99         25
    1566184970                           N            10/01/29
    0


    2993839          074/074             F          125,350.00         ZZ
                                         360        125,197.58          4
    465 W IVYGLEN STREET               8.500            963.84         85
                                       8.250            963.84      147,500.00
    MESA             AZ   85210          1            08/17/99         01
    1569253843                           05           10/01/99         25
    1569253843                           N            09/01/29
    0


    2993840          074/074             F          357,750.00         ZZ
                                         360        357,527.64          1
    544 LOS NIDOS DRIVE                8.375          2,719.16         75
                                       8.125          2,719.16      477,000.00
    SANTA FE         NM   87501          5            09/22/99         00
    1569257629                           09           11/01/99          0
    1569257629                           O            10/01/29
    0
1




    2993843          074/074             F           81,000.00         ZZ
                                         360         81,000.00          1
    3061 W 92ND AVENUE #11C            9.375            673.72         90
                                       9.125            673.72       90,000.00
    WESTMINSTER      CO   80030          1            10/08/99         11
    1579123913                           01           12/01/99         30
    1579123913                           N            11/01/29
    0


    2993844          074/074             F          146,750.00         ZZ
                                         360        146,750.00          3
    9 EAST BRITANNIA ST                8.250          1,102.49         95
                                       8.000          1,102.49      154,500.00
    TAUNTON          MA   02780          1            10/08/99         11
    1580143190                           05           12/01/99         30
    1580143190                           O            11/01/29
    0


    2993846          074/074             F          468,000.00         ZZ
                                         360        467,716.48          1
    850 WALLINGFORD ROAD               8.500          3,598.52         80
                                       8.250          3,598.52      585,000.00
    CHESHIRE         CT   06410          1            09/30/99         00
    1580171742                           05           11/01/99          0
    1580171742                           O            10/01/29
    0


    2993848          074/074             F           81,000.00         ZZ
                                         360         80,959.09          3
    1297 MAIN STREET                   9.375            673.72         90
                                       9.125            673.72       90,000.00
    WEST WARWICK     RI   02893          1            09/29/99         14
    1580173056                           05           11/01/99         25
    1580173056                           N            10/01/29
    0


    2993850          074/074             F           34,200.00         ZZ
                                         360         34,200.00          3
    155 CAMP STREET                    9.250            281.36         90
                                       9.000            281.36       38,000.00
    PROVIDENCE       RI   02909          1            10/12/99         11
    1580174310                           05           12/01/99         25
    1580174310                           N            11/01/29
    0


    2993851          074/074             F           65,000.00         ZZ
                                         360         64,964.49          3
1


    207 JAPONICA STREET                9.000            523.01         65
                                       8.750            523.01      100,000.00
    PAWTUCKET        RI   02860          5            09/21/99         00
    1580174387                           05           11/01/99          0
    1580174387                           N            10/01/29
    0


    2993852          074/074             F          135,900.00         ZZ
                                         360        135,900.00          3
    546 WOODWARD ROAD                  9.375          1,130.35         90
                                       9.125          1,130.35      151,000.00
    NEW HAVEN        CT   06512          1            10/13/99         14
    1580174707                           05           12/01/99         25
    1580174707                           N            11/01/29
    0


    2993854          074/074             F          125,800.00         ZZ
                                         360        125,800.00          1
    11701 M216                         8.500            967.30         85
                                       8.250            967.30      148,000.00
    FLOWERFIELD TWP  MI   49067          2            10/06/99         11
    1581332993                           05           12/01/99         12
    1581332993                           O            11/01/29
    0


    2993856          074/074             F          136,000.00         ZZ
                                         360        135,913.27          1
    14242 WINSTON                      8.250          1,021.73         85
                                       8.000          1,021.73      160,000.00
    REDFORD          MI   48239          5            09/28/99         14
    1581348960                           05           11/01/99         12
    1581348960                           O            10/01/29
    0


    2993858          074/074             F          106,200.00         ZZ
                                         360        106,140.46          1
    510 NICOLE DRIVE                   8.875            844.98         89
                                       8.625            844.98      120,000.00
    BARTLETT         IL   60103          2            09/30/99         14
    1583241560                           09           11/01/99         25
    1583241560                           N            10/01/29
    0


    2993864          074/074             F          108,800.00         ZZ
                                         360        108,734.09          1
    1862 SW 123RD AVENUE               8.500            836.58         85
                                       8.250            836.58      128,000.00
    MIAMI            FL   33175          5            09/21/99         14
    1589384786                           03           11/01/99         12
1


    1589384786                           O            10/01/29
    0


    2993866          074/074             F          150,000.00         ZZ
                                         360        150,000.00          4
    4103 RIVERSIDE DRIVE               9.250          1,234.02         90
                                       9.000          1,234.02      167,000.00
    CORAL SPRINGS    FL   33065          1            10/06/99         11
    1589387730                           05           12/01/99         25
    1589387730                           N            11/01/29
    0


    2993867          074/074             F          100,000.00         ZZ
                                         360         99,942.47          3
    1260-1264 PLEASANT HILL ROAD       8.750            786.70         80
                                       8.500            786.70      125,000.00
    KISSIMMEE        FL   34741          1            09/23/99         00
    1590176196                           05           11/01/99          0
    1590176196                           N            10/01/29
    0


    2993869          074/074             F           99,000.00         ZZ
                                         360         98,943.03          1
    9249 SONIA STREET                  8.750            778.84         90
                                       8.500            778.84      110,000.00
    ORLANDO          FL   32825          1            09/21/99         14
    1590182585                           03           11/01/99         25
    1590182585                           N            10/01/29
    0


    2993870          074/074             F          261,600.00         ZZ
                                         360        261,425.75          1
    5 SANTOLINA                        8.375          1,988.35         80
                                       8.125          1,988.35      327,000.00
    RANCHO SANTA MA  CA   92688          1            09/17/99         00
    1595177811                           03           11/01/99          0
    1595177811                           O            10/01/29
    0


    2993871          074/074             F          500,000.00         ZZ
                                         360        499,754.05          1
    6457 SURFSIDE WAY                  9.500          4,204.28         67
                                       9.250          4,204.28      750,000.00
    MALIBU           CA   90265          5            09/17/99         00
    1596143994                           05           11/01/99          0
    1596143994                           O            10/01/29
    0


1


    2993874          074/074             F           60,750.00         ZZ
                                         360         60,719.32          4
    2105-07 ALFRED AVENUE              9.375            505.29         90
                                       9.125            505.29       67,500.00
    ST LOUIS         MO   63110          1            09/13/99         11
    1633031648                           05           11/01/99         25
    1633031648                           N            10/01/29
    0


    2993875          074/074             F           89,347.00         ZZ
                                         360         89,303.05          1
    7419 KILCREGGAN TERRACE            9.500            751.28         90
                                       9.250            751.28       99,275.00
    GAITHERSBURG     MD   20879          1            09/28/99         11
    1731213533                           03           11/01/99         25
    1731213533                           N            10/01/29
    0


    2994007          637/G02             F           60,000.00         ZZ
                                         360         60,000.00          1
    13742 13744 GOODWOOD DR            9.500            504.52         80
                                       9.250            504.52       75,000.00
    BATON ROUGE      LA   70815          2            10/14/99         00
    0431604180                           05           12/01/99          0
    0017667924                           N            11/01/29
    0


    2995613          K08/G02             F          360,000.00         ZZ
                                         360        360,000.00          4
    84 CLINTON AVENUE                  9.875          3,126.06         90
                                       9.625          3,126.06      400,000.00
    BROOKLYN         NY   11205          1            10/28/99         04
    0411595912                           05           12/01/99         25
    0411595192                           N            11/01/29
    0


    2995614          K08/G02             F           84,000.00         ZZ
                                         360         84,000.00          1
    552 CREEK ROAD                     8.500            645.89         80
                                       8.250            645.89      105,000.00
    PLEASANT VALLEY  NY   12569          1            10/28/99         00
    0411595473                           05           12/01/99          0
    0411595473                           O            11/01/29
    0


    2995620          K08/G02             F          210,400.00         ZZ
                                         360        210,400.00          1
    1327 APPLECROSS LANE               8.500          1,617.79         80
                                       8.250          1,617.79      263,000.00
1


    HUNTINGTON BEAC  CA   92648          1            10/25/99         00
    0411635428                           09           12/01/99          0
    0411635428                           O            11/01/29
    0


    2995621          K08/G02             F           76,500.00         ZZ
                                         360         76,500.00          4
    1600 E. VERMONT                    9.250            629.35         90
                                       9.000            629.35       85,000.00
    INDIANAPOLIS     IN   46201          1            10/28/99         04
    0411637325                           05           12/01/99         25
    0411637325                           N            11/01/29
    0


    2995625          K08/G02             F          151,650.00         ZZ
                                         360        151,650.00          2
    8819-21 W. 77TH STREET             9.250          1,247.59         90
                                       9.000          1,247.59      168,500.00
    OVERLAND PARK    KS   66204          1            10/22/99         04
    0411652365                           05           12/01/99         25
    0411652365                           N            11/01/29
    0


    2995630          K08/G02             F           44,150.00         ZZ
                                         360         44,150.00          1
    610 E ROBERTSON                    9.375            367.22         90
                                       9.125            367.22       49,100.00
    OZARK            MO   65721          1            10/28/99         04
    0411655533                           05           12/01/99         25
    0411655533                           N            11/01/29
    0


    2995632          K08/G02             F          296,000.00         ZZ
                                         360        296,000.00          1
    272 SOUTH GARFIELD STREET          8.250          2,223.75         80
                                       8.000          2,223.75      370,000.00
    DENVER           CO   80209          1            10/28/99         00
    0411656812                           05           12/01/99          0
    0411656812                           O            11/01/29
    0


    2996092          286/286             F          228,000.00         T
                                         360        227,865.38          1
    809 NE EVANS ST                    8.625          1,773.37         80
                                       8.375          1,773.37      285,000.00
    MCMINNVILLE      OR   97128          1            09/28/99         00
    0009556669                           05           11/01/99          0
    0009556669                           O            10/01/29
    0
1




    2996316          765/G02             F           93,600.00         ZZ
                                         360         93,600.00          1
    1018 44TH STREET                   8.250            703.19         80
                                       8.000            703.19      117,000.00
    EMERYVILLE       CA   94608          1            10/13/99         00
    0431586924                           05           12/01/99          0
    U109298                              O            11/01/29
    0


    2996686          G75/G75             F          446,000.00         T
                                         360        444,239.22          1
    1613 NEW YORK AVENUE               7.250          3,042.51         80
                                       7.000          3,042.51      557,500.00
    CAPE MAY         NJ   08204          1            05/07/99         00
    03865954                             05           07/01/99          0
    03865954                             O            06/01/29
    0


    2997436          638/G02             F          320,000.00         ZZ
                                         360        320,000.00          3
    2404-2406-2408 FLORENCITA DRIV     8.750          2,517.44         80
                                       8.500          2,517.44      400,000.00
    MONTROSE AREA    CA   91020          1            10/14/99         00
    0431588417                           05           12/01/99          0
    8932446                              O            11/01/29
    0


    2997447          638/G02             F          336,000.00         ZZ
                                         360        336,000.00          2
    2085-2087 CASA MIA DRIVE           8.500          2,583.55         70
                                       8.250          2,583.55      480,000.00
    SAN JOSE         CA   95124          1            10/07/99         00
    0431588300                           05           12/01/99          0
    08933415                             N            11/01/29
    0


    2997615          638/G02             F          170,100.00         ZZ
                                         360        170,100.00          4
    116  19TH STREET                   9.250          1,399.37         90
                                       9.000          1,399.37      189,500.00
    RICHMOND         CA   94801          1            10/05/99         10
    0431588524                           05           12/01/99         25
    08932386                             N            11/01/29
    0


    2998516          K08/G02             F          123,800.00         ZZ
                                         360        123,800.00          1
1


    56 HOLGERSON ROAD                  8.375            940.97         73
                                       8.125            940.97      170,000.00
    SEQUIM           WA   98382          2            10/22/99         00
    0411647209                           27           12/01/99          0
    0411647209                           O            11/01/29
    0


    2998531          K08/G02             F          202,500.00         ZZ
                                         360        202,500.00          1
    5503 SOUTHWESTERN BOULEVARD        8.875          1,611.18         90
                                       8.625          1,611.18      225,000.00
    DALLAS           TX   75209          1            10/29/99         04
    0411656648                           05           12/01/99         25
    0411656648                           N            11/01/29
    0


    2998535          K08/G02             F           56,800.00         ZZ
                                         360         56,800.00          1
    5132 MCCARTY BOULEVARD             8.500            436.74         80
                                       8.250            436.74       71,000.00
    AMARILLO         TX   79110          5            10/25/99         00
    0411658354                           05           12/01/99          0
    0411658354                           O            11/01/29
    0


    2998540          K08/G02             F           30,400.00         ZZ
                                         360         30,400.00          1
    272 SE KASPAR DRIVE                8.375            231.06         80
                                       8.125            231.06       38,000.00
    PORT ST. LUCIE   FL   34983          1            10/29/99         00
    0411661655                           05           12/01/99          0
    0411661655                           O            11/01/29
    0


    2998546          K08/G02             F          190,000.00         ZZ
                                         360        190,000.00          2
    3451 & 3453 VERLA STREET           8.500          1,460.94         95
                                       8.250          1,460.94      200,000.00
    CARMICHAEL       CA   95608          1            10/22/99         04
    0411664725                           05           12/01/99         30
    0411664725                           O            11/01/29
    0


    2998548          K08/G02             F          328,000.00         ZZ
                                         360        328,000.00          1
    245 CHURCHILL GLEN                 8.125          2,435.39         80
                                       7.875          2,435.39      410,000.00
    SIERRA MADRE     CA   91024          1            10/25/99         00
    0411666431                           05           12/01/99          0
1


    0411666431                           O            11/01/29
    0


    2998550          K08/G02             F           40,500.00         ZZ
                                         360         40,500.00          1
    5630 MCCARTY                      10.000            355.42         90
                                       9.750            355.42       45,000.00
    INDIANAPOLIS     IN   46241          1            10/29/99         04
    0411667835                           05           12/01/99         25
    0411667835                           N            11/01/29
    0


    2998552          K08/G02             F          110,300.00         ZZ
                                         360        110,300.00          1
    43957 CHOPTANK TERRACE             8.375            838.36         80
                                       8.125            838.36      137,900.00
    ASHBURN          VA   20147          1            10/29/99         00
    0411668510                           09           12/01/99          0
    0411668510                           O            11/01/29
    0


    2998554          K08/G02             F           27,800.00         ZZ
                                         360         27,800.00          1
    735 WALDEMAR                      10.000            243.96         90
                                       9.750            243.96       31,000.00
    INDIANAPOLIS     IN   46241          1            10/29/99         04
    0411668973                           05           12/01/99         25
    0411668973                           N            11/01/29
    0


    2998557          K08/G02             F           60,300.00         ZZ
                                         360         60,300.00          1
    2174 6TH AVENUE                    9.375            501.54         90
                                       9.125            501.54       67,000.00
    SACRAMENTO       CA   95818          1            10/21/99         04
    0411670078                           05           12/01/99         25
    0411670078                           N            11/01/29
    0


    2998567          K08/G02             F          113,200.00         ZZ
                                         360        113,200.00          1
    834 BIG THICKET TRAIL              8.375            860.40         80
                                       8.125            860.40      141,500.00
    MESQUITE         TX   75149          1            10/29/99         00
    0411678022                           05           12/01/99          0
    0411678022                           O            11/01/29
    0


1


    2998610          E82/G02             F           51,300.00         ZZ
                                         360         51,300.00          1
    805 PRICE STREET                   9.375            426.69         90
                                       9.125            426.69       57,000.00
    MORGANTOWN       WV   26505          1            11/02/99         04
    0400235511                           05           12/01/99         25
    0400235511                           N            11/01/29
    0


    2998611          E82/G02             F           42,000.00         ZZ
                                         360         42,000.00          1
    594 BROCKWAY AVENUE                9.375            349.33         70
                                       9.125            349.33       60,000.00
    MORGANTOWN       WV   26505          5            11/02/99         00
    0400235529                           05           12/01/99          0
    0400235529                           N            11/01/29
    0


    2999192          765/G02             F           69,200.00         ZZ
                                         360         69,200.00          1
    7101 WEST BEARDSLEY ROAD #122      9.375            575.58         80
                                       9.125            575.58       86,500.00
    GLENDALE         AZ   85308          5            10/20/99         00
    0431593573                           01           12/01/99          0
    146395                               N            11/01/29
    0


    3000330          765/G02             F          310,000.00         ZZ
                                         360        310,000.00          4
    149 NORTH HAMILTON DRIVE           8.875          2,466.50         45
    #A,B,C,D                           8.625          2,466.50      700,000.00
    BEVERLY HILLS    CA   90211          5            10/14/99         00
    0431599943                           05           12/01/99          0
    108500                               O            11/01/29
    0


    3000822          K08/G02             F          168,000.00         ZZ
                                         360        168,000.00          1
    7724 BONNIEWOOD COURT              8.250          1,262.13         58
                                       8.000          1,262.13      294,000.00
    DUBLIN           CA   94568          2            10/15/99         00
    0411649197                           05           12/01/99          0
    0411649197                           O            11/01/29
    0


    3000834          K08/G02             F          650,000.00         ZZ
                                         360        650,000.00          1
    1512 VOLTZ                         9.250          5,347.39         58
                                       9.000          5,347.39    1,130,000.00
1


    NORTHBROOK       IL   60062          1            11/01/99         00
    0411671910                           05           12/01/99          0
    0411671910                           O            11/01/29
    0


    3002249          950/G02             F          205,000.00         ZZ
                                         360        205,000.00          1
    110 E COULTER CREEK ROAD S         8.625          1,594.47         70
                                       8.375          1,594.47      295,000.00
    BELFAIR          WA   98528          5            10/23/99         00
    0431594258                           05           12/01/99          0
    107991013018                         O            11/01/29
    0


    3002847          G75/G75             F           36,000.00         ZZ
                                         360         35,979.81          2
    64 MERRICK STREET                  8.875            286.44         53
                                       8.625            286.44       68,000.00
    WORCESTER        MA   01604          5            09/23/99         00
    03936448                             05           11/01/99          0
    03936448                             N            10/01/29
    0


    3002848          G75/G75             F           50,000.00         ZZ
                                         360         49,971.96          3
    68 MERRICK STREET                  8.875            397.83         57
                                       8.625            397.83       89,000.00
    WORCESTER        MA   01604          2            09/23/99         00
    03936436                             05           11/01/99          0
    03936436                             N            10/01/29
    0


    3002849          G75/G75             F           50,000.00         ZZ
                                         360         49,971.96          3
    66 MERRICK STREET                  8.875            397.83         57
                                       8.625            397.83       88,000.00
    WORCESTER        MA   01604          5            09/23/99         00
    03936424                             05           11/01/99          0
    03936424                             N            10/01/29
    0


    3002850          G75/G75             F           67,700.00         ZZ
                                         360         67,662.04          2
    329 MULBERRY STREET A&B            8.875            538.66         85
                                       8.625            538.66       80,000.00
    MILLVILLE        NJ   08332          2            09/08/99         14
    03892797                             05           11/01/99         12
    03892797                             N            10/01/29
    0
1




    3002851          G75/G75             F           54,000.00         ZZ
                                         360         53,973.43          2
    321 SOUTH SECOND STREET            9.500            454.07         90
                                       9.250            454.07       60,000.00
    MILLVILLE        NJ   08332          2            09/08/99         10
    03938973                             05           11/01/99         25
    03938973                             N            10/01/29
    0


    3002854          G75/G75             F           75,000.00         ZZ
                                         360         74,950.93          1
    269 DEACON ROAD                    8.125            556.88         71
                                       7.875            556.88      106,000.00
    FREDERICKSBURG   VA   22405          1            09/10/99         00
    03946564                             05           11/01/99          0
    03946564                             O            10/01/29
    0


    3002855          G75/G75             F          126,000.00         ZZ
                                         360        125,938.02          2
    7816 SOUTH CREGIER AVENUE          9.500          1,059.48         90
                                       9.250          1,059.48      140,000.00
    CHICAGO          IL   60649          1            09/08/99         10
    03879585                             05           11/01/99         25
    03879585                             N            10/01/29
    0


    3002856          G75/G75             F          141,000.00         ZZ
                                         360        140,914.58          1
    4330 ROYAL OAKS DR                 8.500          1,084.17         69
                                       8.250          1,084.17      205,000.00
    LINCOLNTON       NC   28092          5            09/27/99         00
    03961833                             05           11/01/99          0
    03961833                             O            10/01/29
    0


    3002858          G75/G75             F          150,000.00         ZZ
                                         360        149,922.23          2
    175 HAMILTON STREET                9.250          1,234.02         90
                                       9.000          1,234.02      167,500.00
    NEW BRUNSWICK    NJ   08901          1            09/09/99         10
    03953797                             05           11/01/99         25
    03953797                             N            10/01/29
    0


    3002859          G75/G75             F          238,500.00         ZZ
                                         360        238,366.29          3
1


    4506 GUILFORD ROAD                 8.875          1,897.62         90
                                       8.625          1,897.62      265,000.00
    COLLEGE PARK     MD   20740          1            10/01/99         14
    03973357                             05           11/01/99         25
    03973357                             N            10/01/29
    0


    3002860          G75/G75             F          234,000.00         ZZ
                                         360        233,868.81          3
    4504 GUILFORD ROAD                 8.875          1,861.81         90
                                       8.625          1,861.81      260,000.00
    COLLEGE PARK     MD   20740          1            10/01/99         14
    03973282                             05           11/01/99         25
    03973282                             N            10/01/29
    0


    3002861          G75/G75             F          400,000.00         ZZ
                                         360        399,787.13          1
    1505 CRANBERRY COVE                9.125          3,254.54         73
                                       8.875          3,254.54      550,000.00
    LINVILLE         NC   28646          1            09/17/99         00
    03968609                             05           11/01/99          0
    03968609                             N            10/01/29
    0


    3002862          G75/G75             F          140,300.00         ZZ
                                         360        140,212.79          1
    10758 TRADITION VIEW DRIVE         8.375          1,066.39         77
                                       8.125          1,066.39      182,700.00
    CHARLOTTE        NC   28269          1            09/23/99         00
    03963166                             03           11/01/99          0
    03963166                             O            10/01/29
    0


    3002863          G75/G75             F          153,000.00         ZZ
                                         360        152,916.42          2
    852 SUNRISE HIGHWAY                9.000          1,231.08         83
                                       8.750          1,231.08      186,000.00
    NORTH BABYLON    NY   11703          1            09/21/99         14
    03952113                             05           11/01/99         12
    03952113                             N            10/01/29
    0


    3002864          G75/G75             F           94,800.00         ZZ
                                         360         94,800.00          1
    7855 GRIFFINSBURG ROAD             8.375            720.55         79
                                       8.125            720.55      120,000.00
    BOSTON           VA   22713          1            10/22/99         00
    03969358                             05           12/01/99          0
1


    03969358                             O            11/01/29
    0


    3002865          G75/G75             F          208,000.00         ZZ
                                         360        207,886.38          1
    1319 PLEASANT MEADOW DR            9.000          1,673.62         79
                                       8.750          1,673.62      266,000.00
    CROFTON          MD   21114          1            09/27/99         00
    03969512                             05           11/01/99          0
    03969512                             N            10/01/29
    0


    3002867          G75/G75             F          180,000.00         ZZ
                                         360        180,000.00          1
    22 LOUNSBERRY HOLLOW RD            8.750          1,416.07         59
                                       8.500          1,416.07      306,500.00
    VERNON           NJ   07462          5            10/07/99         00
    03973333                             05           12/01/99          0
    03973333                             O            11/01/29
    0


    3002872          G75/G75             F          158,780.00         ZZ
                                         360        158,780.00          1
    181 SPYGLASS HILL DRIVE            8.125          1,178.94         80
                                       7.875          1,178.94      200,000.00
    CHARLES TOWN     WV   25414          1            10/26/99         00
    03892723                             03           12/01/99          0
    03892723                             O            11/01/29
    0


    3002873          G75/G75             F          140,800.00         ZZ
                                         360        140,800.00          1
    77 SETAUKET TRAIL                  7.875          1,020.90         80
                                       7.625          1,020.90      178,000.00
    MEDFORD LAKES    NJ   08055          1            10/29/99         00
    03942782                             05           12/01/99          0
    03942782                             O            11/01/29
    0


    3003062          638/G02             F           40,250.00         ZZ
                                         360         40,250.00          1
    22 HEIDLEBERG AVENUE               9.375            334.78         90
                                       9.125            334.78       44,750.00
    YORK             PA   17404          1            10/22/99         04
    0431595149                           05           12/01/99         25
    08934891                             N            11/01/29
    0


1


    3003923          709/G02             F          294,000.00         ZZ
                                         360        294,000.00          1
    3017 WATERSIDE CIRCLE              8.875          2,339.20         80
                                       8.625          2,339.20      367,500.00
    LAS VEGAS        NV   89117          1            10/12/99         00
    0431603802                           03           12/01/99          0
    463240                               O            11/01/29
    0


    3006148          K08/G02             F          112,750.00         ZZ
                                         360        112,750.00          1
    5415 GOOSEBERRY WAY                8.500            866.95         60
                                       8.250            866.95      188,000.00
    OCEANSIDE        CA   92057          2            10/21/99         00
    0411665508                           03           12/01/99          0
    0411665508                           N            11/01/29
    0


    3006156          K08/G02             F          429,850.00         ZZ
                                         360        429,850.00          1
    22372 WHIRLAWAY COURT              8.625          3,343.33         70
                                       8.375          3,343.33      615,000.00
    CANYON LAKE      CA   92587          1            10/28/99         00
    0411680770                           03           12/01/99          0
    0411680770                           O            11/01/29
    0


    3006846          822/G02             F          190,000.00         ZZ
                                         360        189,893.48          1
    75 FERRY LANE                      8.875          1,511.73         66
                                       8.625          1,511.73      289,000.00
    BARRINGTON       RI   02806          1            09/27/99         00
    0431602713                           05           11/01/99          0
    3786000026                           O            10/01/29
    0


    3006924          E45/G02             F          265,100.00         ZZ
                                         360        265,100.00          1
    4140 RIVER BLUFF RUN WAY           8.750          2,085.54         80
                                       8.500          2,085.54      331,433.00
    SUWANEE          GA   30024          1            10/28/99         00
    0431604560                           03           12/01/99          0
    49821                                O            11/01/29
    0


    3007532          637/G02             F          207,900.00         ZZ
                                         360        207,900.00          1
    322 REINDOLLAR AVENUE              8.750          1,635.55         80
                                       8.500          1,635.55      260,000.00
1


    MARINA           CA   93933          1            10/18/99         00
    0431608231                           05           12/01/99          0
    0011000056                           O            11/01/29
    0

   TOTAL NUMBER OF LOANS   :      1,662

   TOTAL ORIGINAL BALANCE  :   217,812,672.65

   TOTAL PRINCIPAL BALANCE :   217,433,913.21

   TOTAL ORIGINAL P+I      :     1,697,081.76

   TOTAL CURRENT P+I       :     1,697,081.76


                             ***************************
                             *      END OF REPORT      *
                             ***************************


1

  RUN ON     : 11/19/99           RFC DISCLOSURE SYSTEM       RFFSDFIX-01
  AT         : 10.36.44           FIXED PASSTHRU REPORT       AMORTIZED BALANCE
  SERIES     : RALI 1999-QS14                                 CUTOFF : 11/01/99
  POOL       : 0004410
             :
             :
  POOL STATUS: F

    RFC LOAN NUMBER                      SUB SERV FEE
    PRINCIPAL BALANCE                    MSTR SERV FEE
    CURR NOTE RATE                       ALL EXP
    RFC NET RATE                         MISC EXP
    NET MTG RATE(INVSTR RATE)            SPREAD
    POST STRIP RATE                      STRIP
  ----------------------------------------------------------------------

      1652485                              .2500
       63,452.35                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1760093                              .2500
      136,140.79                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      1761080                              .2500
       23,655.45                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1765985                              .2500
      177,987.86                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      1787295                              .5000
       61,729.45                           .0800
            8.2500                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      1800197                              .2500
       19,297.71                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950
1



      1800201                              .2500
       19,297.71                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      1805652                              .2500
       42,411.27                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      1814978                              .2500
       27,212.87                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      1821621                              .2500
       28,091.99                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      1823993                              .2500
       26,691.49                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      1828506                              .2500
       35,763.16                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      1836659                              .2500
      197,323.83                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      1838642                              .2500
       44,076.28                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
             .0000                        6.9200
1



      1841066                              .2500
       37,538.66                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      1841104                              .2500
       26,813.27                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      1850269                              .2500
       25,571.98                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      1856136                              .2500
       59,905.44                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      1859354                              .2500
       29,156.17                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      1859399                              .2500
       19,046.06                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      1865377                              .2500
       24,669.51                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      1867719                              .2500
       29,411.79                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450
1



      1872494                              .2500
       49,190.31                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1875200                              .2500
       23,704.80                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1879719                              .2500
       28,544.89                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      1879790                              .2500
       50,029.48                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      1880141                              .2500
       30,315.06                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      1881105                              .2500
      286,822.02                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
             .0000                        7.1700

      1884715                              .2500
       24,193.63                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1886643                              .2500
      155,474.79                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700
1



      1889444                              .2500
       28,634.35                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      1891332                              .2500
       17,913.73                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      1891823                              .2500
       31,195.08                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      1892613                              .2500
       22,388.17                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1897095                              .2500
       28,475.74                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1898978                              .2500
       42,560.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      1900393                              .2500
       61,824.06                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      1900423                              .2500
       30,359.78                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450
1



      1900813                              .2500
       19,039.83                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      1901491                              .2500
       37,614.24                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      1901671                              .2500
       26,513.31                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      1902044                              .2500
       44,393.36                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      1902852                              .2500
       34,097.60                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      1903539                              .2500
       44,865.22                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      1904013                              .2500
       24,155.57                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      1904848                              .2500
       20,348.74                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450
1



      1905345                              .2500
       61,387.16                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1906573                              .2500
       22,410.12                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      1906822                              .2500
      119,141.77                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
             .0000                        7.0450

      1907041                              .2500
      201,130.66                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
             .0000                        7.4200

      1907498                              .2500
       35,883.60                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      1908378                              .2500
       34,059.98                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      1909495                              .2500
      132,313.22                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
             .0000                        7.2950

      1910167                              .2500
       41,187.97                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950
1



      1910175                              .2500
       66,247.62                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      1910288                              .2500
       22,406.85                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      1910292                              .2500
      279,314.24                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1910563                              .2500
       20,619.44                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      1910968                              .2500
       35,830.66                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      1911345                              .2500
       87,948.04                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      1912272                              .2500
      328,432.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
             .0000                        6.9200

      1912389                              .2500
       37,411.06                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700
1



      1912549                              .2500
       23,646.95                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      1912554                              .2500
       23,646.95                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      1912558                              .2500
       23,646.95                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      1912560                              .2500
       23,646.95                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      1914530                              .2500
       40,375.57                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1915085                              .2500
       34,992.15                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1916592                              .2500
       34,490.94                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      1916748                              .2500
       33,218.52                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450
1



      1916882                              .2500
       80,651.43                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1917021                              .2500
      148,823.43                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      1917263                              .2500
       42,163.24                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      1917517                              .2500
       57,618.96                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      1917786                              .2500
       22,879.45                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1918204                              .2500
       22,434.55                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      1918362                              .2500
       33,638.13                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      1918850                              .2500
      144,305.31                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700
1



      1919025                              .2500
       33,592.76                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      1920222                              .2500
       35,866.81                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1920776                              .2500
      113,761.59                           .0800
            7.9900                         .0000
            7.7400                         .0000
            7.6600                         .0000
             .0000                        7.6600

      1920808                              .2500
      149,056.63                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
             .0000                        7.4200

      1920828                              .2500
      235,068.27                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
             .0000                        6.9200

      1920836                              .2500
      157,391.42                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
             .0000                        7.0450

      1921003                              .2500
       39,484.37                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      1921959                              .2500
       86,358.60                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950
1



      1922200                              .2500
      346,156.58                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
             .0000                        6.9200

      1922224                              .2500
      179,460.61                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
             .0000                        7.1700

      1922315                              .2500
       99,316.07                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
             .0000                        7.4200

      1922358                              .2500
       62,883.10                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      1922369                              .2500
       38,275.85                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      1922554                              .2500
      298,884.46                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
             .0000                        7.1700

      1922584                              .2500
       34,909.82                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      1922716                              .2500
      269,836.43                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700
1



      1922841                              .2500
       44,751.15                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      1923059                              .2500
       39,899.50                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      1923129                              .2500
       54,622.40                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      1923242                              .2500
      349,563.40                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      1923271                              .2500
      100,163.64                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
             .0000                        7.4200

      1923276                              .2500
      129,997.37                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
             .0000                        7.0450

      1923283                              .2500
      326,232.96                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
             .0000                        7.0450

      1923322                              .2500
      256,644.39                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
             .0000                        7.2950
1



      1923342                              .2500
       20,677.44                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      1923409                              .2500
       20,677.44                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      1923416                              .2500
       20,677.44                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      1923417                              .2500
       19,748.94                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      1923438                              .2500
       20,677.44                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      1923585                              .2500
      114,081.96                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      1923616                              .2500
      296,961.03                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      1923696                              .2500
       84,247.25                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
             .0000                        7.2950
1



      1923823                              .2500
       80,855.50                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      1923967                              .2500
       38,554.31                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1924015                              .2500
       21,201.92                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      1924067                              .2500
       27,824.61                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      1924081                              .2500
      139,829.78                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1924166                              .2500
       58,063.67                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      1924332                              .2500
       87,890.23                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      1925034                              .2500
      172,206.04                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
             .0000                        6.9200
1



      1925294                              .7100
       70,845.09                           .0800
            9.2500                         .0000
            8.5400                         .0000
            8.4600                         .0000
             .0000                        8.4600

      1925497                              .2500
      114,053.88                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      1925529                              .5000
       53,422.14                           .0800
            8.6250                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      1925671                              .7700
      256,744.06                           .0800
            9.7500                         .0000
            8.9800                         .0000
            8.9000                         .0000
             .0000                        8.9000

      1925710                              .2500
       71,877.99                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      1926012                              .2500
      112,442.02                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
             .0000                        7.0450

      1927040                              .2500
       37,431.33                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1927394                              .2500
       57,993.65                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700
1



      1927837                              .2500
       31,314.19                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      1927854                              .2500
      109,170.48                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      1928311                              .2500
       29,701.95                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      1928609                              .2500
      122,449.95                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
             .0000                        7.4200

      1928617                              .2500
      263,995.30                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
             .0000                        7.4200

      1928636                              .2500
       22,460.87                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      1929553                              .2500
      314,809.17                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1929693                              .2500
       80,055.98                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950
1



      1929761                              .2500
       49,316.29                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      1929878                              .2500
       90,375.74                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
             .0000                        7.4200

      1930033                              .2500
      110,250.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      1930432                              .2500
       94,787.18                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
             .0000                        7.1700

      1930517                              .2500
       32,316.46                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      1930582                              .2500
       41,651.85                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      1930669                              .2500
      224,477.71                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      1930674                              .2500
      239,537.72                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200
1



      1930692                              .2500
       61,090.82                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      1930695                              .2500
       61,090.82                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      1930701                              .2500
      165,646.26                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
             .0000                        7.4200

      1930771                              .2500
       62,721.56                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      1931061                              .2500
      229,254.81                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      1931453                              .2500
       56,077.16                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1931745                              .2500
      349,793.37                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      1931968                              .2500
      115,933.26                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200
1



      1931977                              .2500
      237,596.77                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      1932033                              .2500
      191,548.75                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1932800                              .2500
      167,000.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      1932901                              .2500
       43,115.64                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      1933057                              .2500
       88,112.90                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      1933179                              .2500
      195,484.52                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      1933201                              .2500
       43,734.37                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1933225                              .2500
       45,874.27                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450
1



      1933254                              .2500
       54,800.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      1933286                              .2500
       76,366.98                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      1933294                              .2500
      299,635.23                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1933328                              .2500
       56,943.70                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      1933329                              .2500
       62,188.52                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      1933331                              .2500
       56,943.70                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      1933332                              .2500
       62,188.52                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      1933430                              .2500
       22,474.66                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450
1



      1933470                              .2500
       21,112.26                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      1933557                              .2500
       28,751.19                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      1933590                              .2500
       46,373.99                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      1933923                              .2500
      203,465.48                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
             .0000                        7.4200

      1933941                              .2500
       60,177.02                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      1933949                              .2500
      209,552.46                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
             .0000                        7.4200

      1933950                              .2500
      197,089.56                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      1934027                              .2500
       80,955.76                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700
1



      1934088                              .2500
       63,924.15                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      1934244                              .2500
       46,935.09                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      1934417                              .2500
       45,842.72                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      1934637                              .2500
      370,548.90                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1934760                              .2500
       55,933.62                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      1934790                              .2500
       87,946.68                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1934793                              .2500
       40,460.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      1934857                              .2500
       40,568.97                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700
1



      1935060                              .2500
       97,575.62                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      1935064                              .2500
       26,367.91                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1935070                              .2500
       71,918.98                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      1935195                              .2500
      171,501.31                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      1935423                              .2500
      156,000.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      1935533                              .2500
      412,500.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      1936194                              .2500
       67,466.44                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      1936268                              .2500
       41,498.16                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450
1



      1936645                              .2500
       39,555.42                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      1936713                              .2500
      649,189.16                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      1936739                              .2500
       53,310.90                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      1937184                              .2500
      251,685.65                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      1937209                              .2500
       95,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1937213                              .2500
      291,818.51                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      1937472                              .2500
      172,403.29                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      1937473                              .2500
       44,276.58                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450
1



      1937554                              .2500
       77,356.61                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      1937590                              .2500
       40,534.67                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      1937629                              .2500
       61,525.10                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1937660                              .2500
       56,829.02                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      1937804                              .2500
       47,615.22                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      1937886                              .2500
       64,346.31                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      1937888                              .2500
       67,091.87                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      1937896                              .2500
       95,011.90                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950
1



      1938072                              .2500
      159,815.21                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      1938115                              .2500
      183,869.14                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      1938155                              .2500
      229,500.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      1938266                              .2500
      598,844.29                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      1938298                              .2500
      331,596.33                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1938322                              .2500
      189,887.83                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      1938343                              .2500
      312,649.39                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      1938562                              .2500
      112,272.10                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200
1



      1938563                              .2500
       76,406.98                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1938578                              .2500
       33,243.57                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      1938654                              .2500
      101,500.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950

      1938757                              .2500
       94,452.28                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      1938760                              .2500
       94,452.28                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      1938761                              .2500
       94,452.28                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      1938954                              .2500
      224,852.82                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      1939025                              .2500
      475,875.34                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450
1



      1939292                              .2500
       44,056.44                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      1939298                              .2500
      224,873.85                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      1939306                              .2500
       98,299.01                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      1939401                              .2500
      184,685.54                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      1939405                              .2500
       73,623.82                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      1939487                              .2500
       49,939.20                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1939505                              .2500
       40,448.18                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      1939536                              .2500
      420,000.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700
1



      1939594                              .2500
      191,034.77                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      1939606                              .2500
      160,918.69                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      1939608                              .2500
      196,000.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      1939618                              .2500
       52,038.14                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      1939699                              .2500
       56,186.70                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      1939706                              .2500
      123,841.32                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      1939848                              .2500
       65,114.41                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      1939875                              .2500
      504,716.89                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450
1



      1939899                              .2500
       70,887.07                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      1939907                              .2500
       49,942.25                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      1939916                              .2500
       86,297.61                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      1939927                              .2500
       84,951.78                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      1939941                              .2500
      325,508.97                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      1939985                              .2500
      518,399.55                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      1940065                              .2500
      133,064.92                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      1940074                              .2500
      156,691.40                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450
1



      1940089                              .2500
      276,815.77                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      1940107                              .2500
      186,505.67                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      1940114                              .2500
       42,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1940140                              .2500
      111,870.65                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      1940182                              .2500
      299,635.21                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1940228                              .2500
       54,369.50                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      1940295                              .2500
       89,600.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1940311                              .2500
       20,725.41                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950
1



      1940521                              .2500
      109,938.33                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      1940549                              .2500
       34,181.32                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      1940552                              .2500
       43,000.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      1940590                              .2500
       58,459.21                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      1940632                              .2500
       20,775.97                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      1940639                              .2500
       54,941.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      1940775                              .2500
       48,649.76                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      1940778                              .2500
      143,927.28                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450
1



      1940811                              .2500
       63,287.41                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      1940830                              .2500
       53,971.27                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      1940832                              .2500
      643,974.83                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      1940884                              .2500
       53,971.27                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      1940936                              .2500
       66,000.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      1940953                              .2500
       62,959.83                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      1941246                              .2500
       21,970.38                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      1941294                              .2500
      202,746.76                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450
1



      1941325                              .2500
       93,944.51                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      1941471                              .2500
      311,250.93                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1941530                              .2500
       74,955.72                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      1941563                              .2500
       52,171.49                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      1941578                              .2500
      104,572.51                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      1941632                              .2500
      466,300.08                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      1941641                              .2500
       58,442.23                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      1941729                              .2500
       58,771.83                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950
1



      1941763                              .2500
       53,946.67                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      1941798                              .2500
      265,373.50                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      1941868                              .2500
      254,586.87                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      1941900                              .2500
       58,471.23                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      1941931                              .2500
      193,382.77                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1941957                              .2500
      103,833.74                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      1941978                              .2500
      109,745.99                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      1941984                              .2500
      109,744.55                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450
1



      1941989                              .2500
       51,970.08                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      1942153                              .2500
       66,117.46                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      1942165                              .2500
       77,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      1942202                              .2500
       58,369.73                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      1942209                              .2500
      318,350.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1942282                              .2500
       66,959.40                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1942441                              .2500
       52,148.44                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      1942470                              .2500
       65,897.76                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950
1



      1942497                              .2500
      146,213.62                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      1942503                              .2500
       65,000.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      1942560                              .2500
      262,196.84                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      1942599                              .2500
      287,631.44                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      1942609                              .2500
       35,881.87                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      1942798                              .2500
       47,870.98                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1942895                              .2500
      164,416.93                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      1942898                              .2500
      133,200.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200
1



      1942905                              .2500
       54,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      1942913                              .2500
       27,971.61                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      1942942                              .2500
       52,446.77                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      1942968                              .2500
       38,229.11                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      1942971                              .2500
      231,879.72                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      1943000                              .2500
      275,445.42                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      1943111                              .2500
      149,918.07                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      1943201                              .2500
       53,940.78                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700
1



      1943257                              .2500
      112,443.19                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      1943263                              .2500
       95,943.32                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      1943274                              .2500
      335,785.74                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      1943297                              .2500
      382,534.31                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1943392                              .2500
      107,937.86                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      1943615                              .2500
      271,035.71                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1943660                              .2500
      399,751.38                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      1943708                              .2500
      145,409.56                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450
1



      1943732                              .2500
      110,194.33                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      1943770                              .2500
      255,872.13                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      1943771                              .2500
      379,268.06                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      1943778                              .2500
      289,284.33                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      1943785                              .2500
      289,638.24                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      1943830                              .2500
       60,047.11                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      1943873                              .2500
       85,351.35                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      1943875                              .2500
       85,351.35                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200
1



      1943877                              .2500
       63,067.58                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      1943878                              .2500
       96,340.46                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      1943880                              .2500
       50,008.28                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1943882                              .2500
      138,745.59                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1943885                              .2500
      129,805.42                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      1943888                              .2500
      108,690.24                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      1943889                              .2500
      103,809.62                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1943898                              .2500
       89,551.89                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700
1



      1943899                              .2500
       46,827.33                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      1943900                              .2500
       32,691.71                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1943903                              .2500
       61,138.61                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      1943905                              .2500
       41,331.63                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      1943906                              .2500
       85,358.82                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      1943909                              .2500
      150,801.77                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      1943910                              .2500
      111,110.43                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      1943915                              .2500
      133,045.52                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200
1



      1944010                              .2500
       36,800.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      1944018                              .2500
      192,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1944021                              .2500
       51,272.69                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      1944029                              .2500
      289,738.12                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      1944046                              .2500
       85,860.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      1944050                              .2500
      195,030.70                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      1944081                              .2500
       76,400.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      1944092                              .2500
      426,835.51                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700
1



      1944119                              .2500
      287,026.01                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1944137                              .2500
      156,705.01                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1944238                              .2500
       49,915.26                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      1944241                              .2500
       99,971.60                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      1944243                              .2500
       74,106.91                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      1944245                              .2500
       69,865.15                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      1944252                              .2500
       32,939.60                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1944274                              .2500
       79,960.64                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700
1



      1944275                              .2500
      276,982.10                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1944280                              .2500
       44,977.27                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      1944284                              .2500
      288,000.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      1944337                              .2500
      232,284.19                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1944341                              .2500
      271,830.93                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      1944344                              .2500
      298,564.31                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      1944431                              .2500
      128,650.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      1944534                              .2500
      104,000.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700
1



      1944541                              .2500
       50,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      1944549                              .2500
       79,858.58                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      1944668                              .2500
      314,809.17                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1944713                              .2500
      399,513.65                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1944792                              .2500
      179,781.13                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1944799                              .2500
      149,589.44                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      1944829                              .2500
       69,521.67                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      1944830                              .2500
      124,573.55                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450
1



      1944833                              .2500
       37,651.75                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      1944871                              .2500
       38,578.92                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      1944872                              .2500
      279,650.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      1944879                              .2500
       70,157.47                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1944889                              .2500
      474,127.06                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      1944895                              .2500
       43,177.01                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      1944927                              .2500
       80,913.47                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      1944929                              .2500
       37,780.40                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200
1



      1944931                              .2500
       41,276.85                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      1945002                              .2500
       66,600.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      1945014                              .2500
       51,200.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950

      1945030                              .2500
       40,479.55                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      1945032                              .2500
       52,170.73                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      1945098                              .2500
      200,700.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      1945118                              .2500
       67,073.66                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      1945120                              .2500
      106,969.77                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700
1



      1945121                              .2500
       62,749.30                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      1945128                              .2500
       66,500.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      1945134                              .2500
       97,046.96                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      1945270                              .2500
      149,911.45                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      1945274                              .2500
      179,456.91                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      1945282                              .2500
       78,137.64                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1945302                              .2500
       82,305.02                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      1945303                              .2500
      104,939.59                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200
1



      1945305                              .2500
      371,041.87                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      1945314                              .2500
      109,132.13                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      1945316                              .2500
      144,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1945326                              .2500
      323,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      1945327                              .2500
       44,100.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      1945372                              .2500
       34,500.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      1945375                              .2500
      215,765.80                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      1945394                              .2500
       65,217.90                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700
1



      1945411                              .2500
       94,451.01                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      1945485                              .2500
      143,931.02                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950

      1945499                              .2500
       84,298.90                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1945504                              .2500
       99,339.78                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1945507                              .2500
       93,344.85                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      1945511                              .2500
       60,900.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      1945549                              .2500
       95,200.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1945715                              .2500
       83,895.22                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450
1



      1945754                              .2500
      104,945.56                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      1945783                              .2500
      110,331.38                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      1945809                              .2500
      176,310.92                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      1945892                              .2500
      155,408.20                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      1945940                              .2500
      163,898.06                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      1945949                              .2500
      202,253.78                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1945973                              .2500
       62,863.82                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      1945987                              .2500
      135,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700
1



      1945993                              .2500
       85,850.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      1946070                              .2500
       50,373.17                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      1946125                              .2500
      123,232.65                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      1946128                              .2500
      231,645.71                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      1946160                              .2500
       57,571.67                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      1946167                              .2500
       92,349.52                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      1946224                              .2500
       47,974.45                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      1946237                              .2500
      199,869.18                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950
1



      1946251                              .2500
       67,917.32                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1946277                              .2500
       89,903.85                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      1946287                              .2500
      152,000.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      1946297                              .2500
      903,601.40                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1946329                              .2500
      137,171.03                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      1946344                              .2500
      140,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
             .0000                        7.4200

      1946373                              .2500
       53,050.26                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
             .0000                        9.4200

      1946392                              .2500
      396,959.38                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700
1



      1946402                              .2500
       44,777.37                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      1946416                              .2500
       97,334.64                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      1946449                              .2500
       59,568.28                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      1946523                              .2500
      117,800.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
             .0000                        9.4200

      1946532                              .2500
      191,900.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      1946546                              .2500
      114,274.55                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      1946588                              .2500
      208,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1946596                              .2500
      224,000.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200
1



      1946656                              .2500
       34,581.58                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      1946670                              .2500
      115,435.25                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      1946676                              .2500
      100,938.82                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1946692                              .2500
      160,899.93                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      1946774                              .2500
      201,590.68                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      1946778                              .2500
       67,459.10                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1946781                              .2500
      264,839.46                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1946782                              .2500
       74,959.03                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700
1



      1946784                              .2500
      259,834.21                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      1946788                              .2500
      101,190.22                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      1946789                              .2500
      101,000.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      1946798                              .2500
       70,760.30                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      1946801                              .2500
      183,888.53                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1946819                              .2500
       72,157.37                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      1946822                              .2500
       28,787.26                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
             .0000                        9.6700

      1946833                              .2500
       65,364.28                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700
1



      1946877                              .2500
      112,000.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      1946897                              .2500
      214,974.52                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      1946925                              .2500
      183,588.72                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1946931                              .2500
      174,399.61                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      1946976                              .2500
      103,340.51                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      1946978                              .2500
       47,677.15                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950

      1946980                              .2500
       37,979.78                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      1946985                              .2500
       71,866.45                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
             .0000                        9.4200
1



      1946986                              .2500
       92,550.72                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      1946988                              .2500
       86,357.50                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      1946996                              .2500
      112,444.67                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      1946998                              .2500
       59,967.22                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      1947001                              .2500
      207,880.33                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      1947002                              .2500
       47,274.16                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      1947010                              .2500
      340,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1947025                              .2500
      161,250.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950
1



      1947029                              .2500
       61,138.64                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      1947031                              .5000
      121,440.24                           .0800
            9.5000                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      1947041                              .2500
      186,287.08                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1947045                              .2500
      281,600.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1947076                              .2500
       59,713.80                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1947081                              .2500
      207,000.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      1947082                              .2500
      126,321.44                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      1947088                              .2500
      122,338.18                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450
1



      1947095                              .2500
       72,759.19                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      1947101                              .2500
       97,900.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      1947114                              .2500
      174,000.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      1947128                              .2500
      116,939.66                           .0800
            9.2750                         .0000
            9.0250                         .0000
            8.9450                         .0000
             .0000                        8.9450

      1947235                              .2500
      172,800.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      1947236                              .2500
      184,188.35                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1947238                              .2500
       77,360.92                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      1947274                              .2500
       91,944.27                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700
1



      1947284                              .2500
      280,500.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      1947288                              .2500
       75,161.02                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      1947298                              .2500
      121,500.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950

      1947309                              .2500
      138,700.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1947598                              .2500
       59,713.80                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1947601                              .2500
       98,848.72                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      1947617                              .2500
      186,084.26                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      1947618                              .2500
       64,966.30                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200
1



      1947638                              .2500
      240,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      1947640                              .2500
      122,800.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      1947653                              .2500
       89,547.10                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      1947660                              .2500
      117,500.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      1947661                              .2500
       42,500.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      1947688                              .2500
       73,800.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950

      1947768                              .2500
       98,341.90                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      1947818                              .2500
      143,900.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450
1



      1947851                              .2500
       38,400.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      1947853                              .2500
       60,000.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      1947854                              .2500
       69,914.88                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1947856                              .2500
      191,874.40                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      1947857                              .2500
       92,898.02                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      1947859                              .2500
       72,500.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      1947865                              .2500
       26,986.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      1947871                              .2500
      123,000.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200
1



      1947879                              .2500
      134,926.26                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      1947897                              .2500
      114,932.10                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      1947905                              .2500
      199,500.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1948058                              .2500
       32,900.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      1948101                              .2500
      256,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      1948123                              .2500
      100,000.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      1948124                              .2500
       76,755.81                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      1948132                              .2500
      151,125.62                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700
1



      1948185                              .2500
       66,462.72                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      1948186                              .2500
      210,041.06                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      1948189                              .2500
       44,979.01                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
             .0000                        9.4200

      1948228                              .2500
      203,400.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      1948231                              .2500
      215,200.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      1948262                              .2500
      120,086.06                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      1948271                              .2500
      183,238.92                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1948275                              .2500
       68,812.39                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700
1



      1948306                              .2500
      497,705.99                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      1948314                              .2500
       85,446.85                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      1948340                              .2500
       46,800.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      1948342                              .2500
      199,400.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      1948355                              .2500
      212,000.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      1948372                              .2500
      283,500.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      1948373                              .2500
      143,925.34                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      1948379                              .2500
      198,750.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200
1



      1948385                              .2500
      238,500.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      1948388                              .2500
      227,581.95                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      1948391                              .2500
      204,000.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      1948409                              .2500
      133,910.09                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      1948435                              .2500
       78,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1948445                              .2500
      110,750.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      1948531                              .2500
       54,300.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      1948533                              .2500
      203,888.57                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700
1



      1948538                              .2500
      183,688.65                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1948578                              .2500
       59,500.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1948603                              .2500
       87,452.21                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      1948613                              .2500
      115,200.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      1948645                              .2500
      102,000.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      1948724                              .2500
       70,355.10                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      1948751                              .2500
      185,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      1948782                              .2500
       86,400.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700
1



      1948829                              .2500
      269,848.63                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      1948857                              .2500
      156,700.01                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      1948861                              .2500
      112,679.92                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      1948862                              .2500
      115,934.97                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      1948863                              .2500
       93,941.57                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      1948891                              .2500
       80,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1948894                              .2500
      103,200.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1949001                              .2500
       95,947.57                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700
1



      1949008                              .2500
      148,425.01                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      1949052                              .2500
      235,764.27                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      1949089                              .2500
       93,750.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1949098                              .2500
       40,000.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      1949123                              .2500
       71,100.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      1949125                              .2500
      169,200.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1949410                              .2500
      175,200.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      1949428                              .2500
       96,936.55                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950
1



      1949433                              .2500
      320,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      1949460                              .2500
       92,750.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      1949472                              .2500
      158,000.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      1949473                              .2500
       56,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
             .0000                        7.4200

      1949507                              .2500
       65,216.17                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      1949517                              .2500
      134,922.33                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      1949529                              .2500
      107,932.87                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      1949539                              .2500
       94,800.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700
1



      1949568                              .2500
      248,769.82                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
             .0000                        7.2950

      1949669                              .2500
      156,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1949869                              .2500
      239,846.96                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      1949885                              .2500
       58,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      1949926                              .2500
       36,000.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      1949952                              .2500
      132,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      1949971                              .2500
      400,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1949976                              .2500
       97,200.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450
1



      1949985                              .2500
      207,600.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1949995                              .2500
      294,300.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      1950072                              .2500
       43,200.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      1950077                              .2500
      100,500.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1950110                              .2500
       67,900.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      1950157                              .2500
       62,400.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      1950166                              .2500
       97,540.87                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1950229                              .2500
       50,000.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200
1



      1950246                              .2500
       66,400.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1950248                              .2500
      209,950.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      1950251                              .2500
      125,100.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      1950252                              .2500
      149,950.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1950253                              .2500
      159,900.55                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      1950262                              .2500
      260,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1950285                              .2500
      116,940.91                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      1950290                              .2500
      239,975.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700
1



      1950291                              .2500
      149,922.24                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      1950299                              .2500
      107,934.57                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1950327                              .2500
      249,000.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      1950387                              .2500
      120,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1950407                              .2500
       59,965.48                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      1950416                              .2500
      113,400.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      1950447                              .2500
       31,500.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      1950489                              .2500
       74,250.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200
1



      1950508                              .2500
      285,000.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      1950523                              .2500
      368,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      1950622                              .2500
      282,080.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      1950627                              .2500
      150,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      1950633                              .2500
      125,033.42                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      1950636                              .2500
       75,950.28                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      1950642                              .2500
      340,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1950679                              .2500
       56,068.55                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450
1



      1950720                              .2500
       40,500.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950

      1950728                              .2500
      105,300.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      1950815                              .2500
      112,000.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      1950831                              .2500
      239,950.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1950838                              .2500
      367,776.67                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1950840                              .2500
      105,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1950843                              .2500
       61,200.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1950844                              .2500
      136,800.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950
1



      1950847                              .2500
       89,600.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
             .0000                        9.5450

      1950852                              .2500
      100,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      1950859                              .2500
      200,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      1950861                              .2500
      224,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1950864                              .2500
      114,000.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      1950871                              .2500
      118,400.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      1950894                              .2500
      112,991.39                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      1950909                              .2500
      126,400.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450
1



      1950956                              .2500
      107,647.03                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      1950968                              .2500
      291,823.10                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1951034                              .2500
      330,900.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      1951052                              .2500
      128,076.27                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      1951055                              .2500
      116,010.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      1951057                              .2500
      282,500.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      1951064                              .2500
      167,900.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      1951065                              .2500
       48,773.34                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700
1



      1951105                              .2500
       69,100.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      1951167                              .2500
      139,917.34                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      1951168                              .2500
       46,000.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      1951188                              .2500
      240,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      1951201                              .2500
      174,000.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      1951224                              .2500
       99,450.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      1951231                              .2500
       48,000.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      1951235                              .2500
      368,289.23                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200
1



      1951236                              .2500
      136,000.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      1951237                              .2500
      239,200.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      1951241                              .2500
       76,500.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      1951243                              .2500
      209,600.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      1951245                              .2500
       62,362.20                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1951246                              .2500
      131,900.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      1951247                              .2500
      290,000.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      1951254                              .2500
       90,000.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200
1



      1951261                              .2500
      137,312.39                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      1951275                              .2500
      298,800.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      1951290                              .2500
      400,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1951291                              .2500
       76,500.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      1951295                              .2500
      104,000.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      1951399                              .2500
       72,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1951410                              .2500
      212,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1951417                              .2500
      168,000.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950
1



      1951428                              .2500
      117,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1951454                              .2500
      127,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      1951465                              .2500
      315,600.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      1951466                              .2500
       54,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1951545                              .2500
      120,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      1951553                              .2500
       81,920.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      1951554                              .2500
      155,250.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950

      1951572                              .2500
      165,950.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950
1



      1951618                              .2500
       45,000.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      1951625                              .2500
       67,500.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      1951699                              .2500
      449,088.10                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      1951730                              .2500
      282,000.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      1951802                              .2500
       67,500.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      1951815                              .2500
       85,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      1951826                              .2500
      216,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      1951836                              .2500
       71,900.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450
1



      1951893                              .2500
      210,400.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      1951995                              .2500
      506,250.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      1952182                              .2500
      151,805.59                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      1952209                              .2500
      231,400.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      1952217                              .2500
      110,250.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      1952288                              .2500
      230,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1952325                              .2500
      328,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1952326                              .2500
       56,250.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450
1



      1952331                              .2500
      323,239.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      1952339                              .2500
      132,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      1952355                              .2500
      175,200.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      1952453                              .2500
       95,200.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      1952454                              .2500
      121,410.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      1952555                              .2500
      280,000.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      1952558                              .2500
      179,306.68                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
             .0000                        7.0450

      1952577                              .2500
      179,200.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700
1



      1952614                              .2500
      426,800.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      1952624                              .2500
      202,750.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      1952628                              .2500
      428,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1952657                              .2500
      157,500.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      1952700                              .2500
      168,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      1952727                              .2500
       86,250.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      1952934                              .2500
      135,000.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      1953030                              .2500
      230,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450
1



      1953275                              .2500
      123,300.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      1953280                              .2500
      436,545.16                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      2683576                              .2500
      152,984.02                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      2734572                              .2500
      100,555.23                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      2763836                              .2500
       41,183.70                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      2765348                              .2500
       18,921.80                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      2780966                              .2500
       24,212.37                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      2794206                              .2500
       43,804.45                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450
1



      2796039                              .2500
       68,146.91                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2796104                              .2500
       31,371.03                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      2796413                              .2500
      143,167.74                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      2796501                              .2500
      123,434.96                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      2798999                              .2500
       38,288.45                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      2799112                              .2500
       58,254.43                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      2799121                              .2500
       40,305.96                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      2799134                              .2500
       31,349.03                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700
1



      2799169                              .2500
       23,884.95                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      2800363                              .2500
       24,227.24                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      2803335                              .2500
       34,079.53                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      2803344                              .2500
       25,477.29                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      2803345                              .2500
       26,273.44                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      2803401                              .2500
       24,640.02                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      2803496                              .2500
       31,366.94                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      2803499                              .2500
       20,429.79                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700
1



      2803504                              .2500
       43,482.84                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2804868                              .2500
       27,900.60                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      2806771                              .2500
       43,263.91                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2806798                              .2500
       45,755.35                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      2806804                              .2500
       36,783.69                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      2812351                              .2500
      124,375.67                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      2812985                              .2500
       25,766.46                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      2814006                              .2500
       29,558.93                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700
1



      2818362                              .2500
       31,101.68                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      2818528                              .2500
       85,793.36                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      2818538                              .2500
      154,143.49                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
             .0000                        7.1700

      2819807                              .2500
       49,347.88                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2820413                              .2500
       68,540.12                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      2823830                              .2500
       58,377.26                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      2827174                              .2500
       42,159.75                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      2827195                              .2500
       37,512.52                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200
1



      2827267                              .2500
       72,944.75                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      2827526                              .2500
       42,166.65                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      2827542                              .2500
       54,145.49                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      2829215                              .2500
       18,341.14                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      2829997                              .2500
       31,921.61                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      2831005                              .2500
       41,198.86                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2831983                              .2500
      151,009.82                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      2834273                              .2500
       32,322.68                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950
1



      2834286                              .2500
      339,030.78                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
             .0000                        7.4200

      2835339                              .2500
       35,877.58                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      2835403                              .2500
       40,381.75                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      2835443                              .2500
       39,920.49                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      2835461                              .2500
       44,861.76                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2835996                              .2500
      213,898.38                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      2836336                              .2500
       75,020.48                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      2837026                              .2500
      108,013.75                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950
1



      2837498                              .2500
       31,811.30                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      2841871                              .2500
       40,412.80                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      2841873                              .2500
       32,351.80                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      2842729                              .2500
       38,186.85                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      2842742                              .2500
       25,057.47                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      2842760                              .2500
       36,736.75                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      2844428                              .2500
       35,886.53                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      2844547                              .2500
       30,990.24                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700
1



      2844587                              .2500
      623,073.62                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      2844827                              .2500
       53,036.57                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2844851                              .2500
       78,468.49                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
             .0000                        7.4200

      2844899                              .2500
      197,841.22                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      2848517                              .2500
      420,441.01                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      2848582                              .2500
       35,018.30                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      2848583                              .2500
       47,090.16                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      2848840                              .2500
       54,637.25                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450
1



      2848910                              .2500
       43,393.45                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2850156                              .2500
       49,875.70                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      2851309                              .2500
       30,552.03                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      2851314                              .2500
       58,850.12                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      2851323                              .2500
       38,326.02                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      2851324                              .2500
       39,124.49                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      2851971                              .2500
       56,611.13                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      2852768                              .2500
       65,888.16                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450
1



      2852771                              .2500
       59,311.65                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      2853482                              .2500
      287,445.26                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      2853802                              .2500
       60,946.57                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      2854965                              .2500
       67,789.17                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      2855182                              .2500
       44,528.26                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      2855856                              .2500
       24,242.67                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      2855864                              .2500
       24,240.69                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      2855870                              .2500
       57,010.19                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200
1



      2856643                              .2500
       49,509.22                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2857239                              .2500
       49,553.53                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
             .0000                        9.4200

      2858358                              .2500
       31,456.71                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
             .0000                        9.5450

      2858360                              .2500
       80,753.53                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      2858361                              .2500
       80,753.53                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      2858996                              .2500
       46,872.58                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      2859037                              .2500
       67,307.05                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      2859059                              .2500
       39,830.61                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200
1



      2859072                              .2500
       69,810.22                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      2859081                              .2500
       69,125.86                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      2859104                              .2500
       81,110.18                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2859119                              .2500
       43,585.05                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      2860323                              .2500
      202,109.97                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      2860326                              .2500
       26,448.38                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      2860375                              .2500
       35,935.79                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      2863170                              .2500
       57,351.81                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200
1



      2863173                              .2500
       48,749.17                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      2863217                              .2500
       31,422.84                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2863581                              .2500
       64,433.52                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      2863832                              .2500
       82,477.14                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      2863842                              .2500
       75,765.90                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      2863858                              .2500
       53,915.38                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      2863859                              .2500
       53,943.80                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      2864250                              .2500
       55,930.14                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450
1



      2865390                              .2500
       47,011.04                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      2865403                              .2500
      215,334.42                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      2865405                              .2500
       44,175.01                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      2865406                              .2500
      134,771.24                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      2865408                              .2500
       65,333.21                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      2865410                              .2500
      209,535.04                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      2865422                              .2500
       46,299.23                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      2865424                              .2500
      161,739.39                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950
1



      2865427                              .2500
      113,801.79                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      2865442                              .2500
      203,719.64                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
             .0000                        9.5450

      2865452                              .2500
      207,673.98                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      2865454                              .2500
      106,804.16                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2865458                              .2500
       86,264.56                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      2865728                              .2500
       34,615.77                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      2865734                              .2500
       39,114.28                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
             .0000                        9.5450

      2865961                              .2500
       75,867.85                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200
1



      2868000                              .2500
       86,316.89                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950

      2871385                              .2500
       59,760.48                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      2872029                              .2500
       86,305.27                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      2872040                              .2500
       22,478.92                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
             .0000                        9.4200

      2872729                              .2500
       49,409.40                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2872730                              .2500
       42,707.77                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      2877331                              .2500
       49,501.99                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      2878265                              .2500
       57,386.91                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700
1



      2878283                              .2500
       64,595.89                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      2878306                              .2500
       59,131.47                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2878330                              .2500
       34,573.45                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      2878351                              .2500
       21,560.45                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2878362                              .2500
      182,789.54                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
             .0000                        7.1700

      2879443                              .2500
       80,018.79                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      2879452                              .2500
       58,437.49                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      2879453                              .2500
       58,437.49                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950
1



      2879454                              .2500
       58,437.49                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      2879455                              .2500
       58,437.49                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      2882811                              .2500
      260,482.88                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2882921                              .2500
      222,037.61                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      2886245                              .2500
      263,154.92                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2886273                              .2500
      251,693.60                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2886667                              .2500
       66,880.47                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      2886669                              .2500
      129,864.68                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200
1



      2890758                              .2500
       74,118.64                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      2890767                              .2500
       81,367.42                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      2891198                              .2500
       85,403.77                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      2892759                              .2500
       42,627.86                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
             .0000                        9.4200

      2892772                              .2500
       61,830.10                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      2892777                              .2500
       32,513.91                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950

      2892804                              .2500
      355,544.42                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      2893338                              .2500
      157,058.79                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700
1



      2893670                              .2500
       41,429.70                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      2894165                              .2500
       76,373.69                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      2894166                              .2500
       76,373.69                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      2894211                              .2500
       30,948.79                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      2894224                              .2500
       65,925.71                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      2894248                              .2500
       61,994.76                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      2894253                              .2500
       55,819.95                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      2894254                              .2500
       55,819.95                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450
1



      2894255                              .2500
       62,833.38                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      2894284                              .2500
       35,946.45                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      2894299                              .2500
       67,402.20                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950

      2894305                              .2500
       58,284.20                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      2894319                              .2500
       79,920.97                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      2894326                              .2500
       72,873.06                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      2894362                              .2500
       48,141.39                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2894375                              .2500
       58,269.64                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950
1



      2894396                              .2500
      207,476.39                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      2894407                              .2500
       62,638.62                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      2894409                              .2500
       44,499.86                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      2894450                              .2500
       48,551.99                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      2894504                              .2500
       40,459.59                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      2894525                              .2500
       66,942.14                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      2894859                              .2500
      114,389.08                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      2894869                              .2500
       65,633.38                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450
1



      2895215                              .2500
       55,728.59                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      2895218                              .2500
       58,395.63                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      2895220                              .2500
       25,104.04                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2895270                              .2500
       87,601.31                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      2895296                              .2500
       19,314.57                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2895308                              .2500
       64,321.68                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2895323                              .2500
       32,859.33                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      2897370                              .2500
       39,856.26                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700
1



      2897374                              .2500
       21,486.67                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      2897383                              .2500
      101,136.06                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      2897407                              .2500
       73,271.64                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      2897409                              .2500
       21,486.54                           .0800
            9.1200                         .0000
            8.8700                         .0000
            8.7900                         .0000
             .0000                        8.7900

      2897410                              .2500
       51,674.84                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      2898488                              .2500
      353,170.06                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2899098                              .2500
       59,773.83                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      2899150                              .2500
       64,734.30                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450
1



      2899205                              .2500
       72,286.64                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      2899496                              .2500
      314,007.80                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      2901335                              .2500
       73,712.54                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      2901338                              .2500
       46,258.42                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      2901341                              .2500
       62,890.44                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      2901342                              .2500
       42,118.70                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      2901343                              .2500
       42,118.70                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      2901355                              .2500
       57,003.24                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450
1



      2901365                              .2500
       49,000.25                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      2901511                              .2500
       35,770.03                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      2901518                              .2500
       79,763.71                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      2901527                              .2500
       18,689.35                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      2901532                              .2500
       65,431.01                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      2901539                              .2500
       22,335.91                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2901557                              .2500
       68,976.60                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
             .0000                        6.9200

      2901560                              .2500
       45,848.35                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450
1



      2901586                              .2500
       22,373.74                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2901590                              .2500
      111,975.08                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      2901609                              .2500
       29,058.18                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      2901610                              .2500
       62,720.05                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      2901622                              .2500
       47,650.81                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
             .0000                        6.7950

      2901627                              .2500
       60,479.50                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950

      2901640                              .2500
       18,811.62                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      2901643                              .2500
       14,326.54                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450
1



      2901650                              .2500
       79,990.47                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      2901652                              .2500
       40,619.78                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      2901657                              .2500
       17,360.73                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
             .0000                        6.5450

      2901666                              .2500
       37,806.34                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      2901674                              .2500
      139,468.64                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      2901704                              .2500
       15,130.68                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      2901709                              .2500
       84,724.86                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      2901721                              .2500
       65,437.67                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950
1



      2901725                              .2500
       45,675.80                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      2901726                              .2500
       21,501.53                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      2901750                              .2500
      104,486.01                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      2901753                              .2500
       85,690.82                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
             .0000                        6.9200

      2901762                              .2500
       48,157.01                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      2901769                              .2500
       51,171.10                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      2901776                              .2500
       52,067.11                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2901779                              .2500
       49,827.63                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700
1



      2901788                              .2500
       62,208.25                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2901790                              .2500
       79,741.37                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      2901798                              .2500
       75,757.07                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
             .0000                        7.0450

      2901809                              .2500
       60,608.62                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      2901813                              .2500
       69,022.09                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      2901861                              .2500
       88,110.55                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      2901862                              .2500
      387,193.67                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      2901863                              .2500
       49,442.83                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200
1



      2901865                              .2500
       31,206.22                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950

      2901867                              .2500
       64,317.04                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      2902027                              .2500
      105,937.42                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      2902028                              .2500
      148,628.16                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      2902040                              .2500
       53,522.25                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      2902696                              .2500
       84,836.27                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      2903863                              .2500
      195,881.26                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2904148                              .2500
       52,138.14                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950
1



      2905600                              .2500
      183,899.49                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      2905610                              .2500
       20,586.87                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      2906875                              .2500
       47,819.94                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      2906898                              .2500
       57,615.63                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      2907713                              .2500
       82,462.52                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
             .0000                        9.5450

      2907717                              .2500
      254,857.05                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      2909483                              .2500
      215,869.14                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2910374                              .2500
       47,177.38                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950
1



      2910804                              .2500
      319,101.44                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      2911267                              .2500
       62,879.64                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      2911973                              .2500
      166,796.94                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2912077                              .2500
      206,235.73                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      2912843                              .2500
       70,166.37                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950

      2912849                              .2500
      124,924.28                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2912923                              .2500
      179,681.25                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2912937                              .2500
       49,900.66                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700
1



      2912955                              .2500
       75,503.25                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      2912983                              .2500
      149,708.17                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      2913049                              .2500
       64,728.93                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      2913080                              .2500
       62,324.11                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2913125                              .2500
       36,404.52                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      2913267                              .2500
      112,882.37                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      2913277                              .2500
       71,928.88                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      2913382                              .2500
      154,838.66                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200
1



      2913885                              .2500
      177,203.15                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      2914427                              .2500
       42,251.14                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      2914444                              .2500
      107,884.62                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      2915883                              .2500
      271,830.93                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      2916927                              .2500
       65,668.53                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950

      2919286                              .2500
      265,439.10                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2920261                              .2500
      232,309.18                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2920263                              .2500
      172,739.78                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200
1



      2920918                              .2500
       61,399.38                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      2920990                              .2500
       61,742.43                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      2921184                              .2500
      116,541.39                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      2921223                              .2500
      116,585.58                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      2921264                              .2500
       80,960.15                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      2921320                              .2500
      117,489.15                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      2921336                              .2500
       43,121.89                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      2921365                              .2500
      116,680.98                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700
1



      2921398                              .2500
       67,421.51                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      2921820                              .2500
       53,173.84                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      2921821                              .2500
       58,071.42                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      2921833                              .2500
      205,472.21                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      2921981                              .2500
      238,597.76                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      2921983                              .2500
      174,094.47                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2921988                              .2500
      161,496.95                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      2923999                              .2500
      210,282.04                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450
1



      2924005                              .2500
      227,858.29                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      2926281                              .2500
      123,824.94                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2928686                              .2500
      179,888.12                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      2928705                              .2500
       35,982.29                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      2928874                              .2500
       80,206.95                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      2929546                              .2500
      174,307.19                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      2930180                              .2500
       87,258.18                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950

      2931716                              .2500
      147,927.21                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700
1



      2931729                              .2500
       36,882.32                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950

      2931730                              .2500
       87,948.05                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      2931739                              .2500
       78,706.99                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      2931740                              .2500
       75,459.82                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      2932624                              .2500
      299,813.53                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      2932715                              .2500
      132,119.19                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
             .0000                        6.9200

      2932716                              .2500
       88,103.28                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      2932717                              .2500
      181,263.59                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
             .0000                        6.7950
1



      2932720                              .2500
       46,631.19                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      2932721                              .2500
      189,119.14                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
             .0000                        7.0450

      2932722                              .2500
      131,528.14                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
             .0000                        7.4200

      2932723                              .2500
      104,762.30                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      2932726                              .2500
       71,912.45                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2932727                              .2500
       80,733.54                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      2932728                              .2500
       55,928.33                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      2932729                              .2500
       59,333.16                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450
1



      2932730                              .2500
       40,909.56                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      2932731                              .2500
       69,313.42                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      2932732                              .2500
      199,737.47                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      2932733                              .2500
       66,933.84                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      2932734                              .2500
      238,317.24                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      2932735                              .2500
       31,364.67                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      2932736                              .2500
       90,810.22                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      2932737                              .2500
       79,909.96                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450
1



      2932738                              .2500
       49,977.29                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
             .0000                        9.5450

      2932739                              .2500
       73,910.02                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2932740                              .2500
      111,778.77                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      2932741                              .2500
       82,422.71                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
             .0000                        9.4200

      2932742                              .2500
       76,814.54                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950

      2932743                              .2500
       94,895.83                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      2932744                              .2500
      103,354.26                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
             .0000                        9.6700

      2932745                              .2500
       44,776.77                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200
1



      2932746                              .2500
       52,141.25                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      2932748                              .2500
       78,706.99                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      2932749                              .2500
       83,897.86                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2932751                              .2500
      199,744.06                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      2932752                              .2500
      116,957.62                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2932754                              .2500
       78,710.23                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      2932755                              .2500
      167,768.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      2932756                              .2500
       56,028.23                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
             .0000                        7.4200
1



      2932757                              .2500
       72,722.23                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      2932758                              .2500
       85,408.11                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      2932759                              .2500
      177,014.07                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      2932761                              .2500
       84,072.41                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      2932762                              .2500
      100,764.37                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      2932764                              .2500
      213,925.88                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      2932766                              .2500
       84,840.37                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      2933208                              .2500
      135,865.69                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700
1



      2933209                              .2500
       66,317.17                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      2933211                              .2500
      138,514.91                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      2933214                              .2500
      102,290.60                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      2933216                              .2500
       82,360.21                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      2933219                              .2500
      151,500.26                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      2933220                              .2500
       68,628.49                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      2933221                              .2500
      127,670.41                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      2933222                              .2500
      164,709.56                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200
1



      2933236                              .2500
       95,900.08                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      2933239                              .2500
       80,007.49                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      2934118                              .2500
       87,913.09                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      2934119                              .2500
       41,126.32                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      2934122                              .2500
       21,939.76                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
             .0000                        9.4200

      2934126                              .2500
       80,058.48                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      2934127                              .2500
       76,761.22                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      2934133                              .2500
       93,452.78                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450
1



      2934311                              .2500
      251,677.50                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      2934312                              .2500
      318,602.04                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      2934320                              .2500
      259,675.66                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      2934328                              .2500
      256,188.10                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2934864                              .2500
       39,978.15                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      2934882                              .2500
      154,619.80                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      2936093                              .2500
       55,570.41                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      2936099                              .2500
      273,504.37                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950
1



      2936101                              .2500
       64,020.12                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
             .0000                        9.4200

      2936102                              .2500
       97,549.40                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      2936104                              .2500
      112,446.10                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950

      2936110                              .2500
       98,940.03                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2936114                              .2500
       76,353.72                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2937225                              .2500
      134,738.69                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      2937227                              .2500
      219,254.20                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
             .0000                        6.5450

      2937234                              .2500
      239,608.29                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700
1



      2937235                              .2500
      239,630.01                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      2937247                              .2500
       83,748.06                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2937255                              .2500
       67,083.14                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      2937256                              .2500
      126,999.32                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      2937262                              .2500
       59,675.25                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      2937263                              .2500
       37,758.55                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      2937274                              .2500
      215,756.90                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      2937277                              .2500
       71,928.88                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700
1



      2937283                              .2500
       48,943.40                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      2937285                              .2500
      289,824.32                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2937287                              .2500
       99,784.64                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      2937292                              .2500
      123,924.88                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2937295                              .2500
       52,049.82                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      2937297                              .2500
      179,911.46                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      2938267                              .2500
      198,376.62                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      2938270                              .2500
       42,973.95                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700
1



      2938277                              .2500
       74,353.76                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      2938290                              .2500
      202,389.39                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      2938292                              .2500
      197,900.02                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      2938293                              .2500
      137,916.40                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2938296                              .2500
       74,252.62                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      2938297                              .2500
      269,832.18                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      2938300                              .2500
      152,550.15                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      2941494                              .2500
      143,932.81                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
             .0000                        9.4200
1



      2941509                              .2500
      105,532.66                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      2941511                              .2500
       80,961.20                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950

      2941512                              .2500
       80,961.20                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950

      2941514                              .2500
       28,786.92                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
             .0000                        9.5450

      2941516                              .2500
      115,636.80                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      2941519                              .2500
       50,368.67                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      2941520                              .2500
       59,167.66                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      2941526                              .2500
       51,723.18                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200
1



      2941527                              .2500
      161,899.31                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      2941528                              .2500
       84,748.63                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2941530                              .2500
       53,072.47                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      2941532                              .2500
       40,779.40                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      2941535                              .2500
       40,779.40                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      2941541                              .2500
      165,511.87                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      2941542                              .2500
       51,271.98                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      2941543                              .2500
       59,369.20                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200
1



      2941655                              .2500
      218,260.73                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      2941866                              .2500
      173,602.62                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      2942954                              .2500
       52,469.79                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      2943246                              .2500
       53,884.02                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      2943372                              .2500
      272,326.23                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      2943402                              .2500
       63,660.40                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      2943437                              .2500
      170,909.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      2944156                              .2500
      139,925.49                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950
1



      2944157                              .2500
       65,664.11                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      2944158                              .2500
       58,473.43                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
             .0000                        9.5450

      2944162                              .2500
       68,518.02                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
             .0000                        9.4200

      2944164                              .2500
       58,466.34                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      2944165                              .2500
      557,162.27                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2944168                              .2500
      142,411.43                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      2944171                              .2500
       84,948.50                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2944173                              .2500
       29,732.89                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200
1



      2944174                              .2500
       45,974.87                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      2944176                              .2500
      134,933.60                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      2944243                              .2500
      410,138.30                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      2944255                              .2500
       89,955.73                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      2944344                              .2500
       58,470.46                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      2945493                              .2500
      211,871.57                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2945798                              .2500
       51,721.74                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      2945799                              .2500
      119,372.89                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200
1



      2945800                              .2500
      239,850.83                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      2945801                              .2500
       58,225.01                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
             .0000                        7.1700

      2945803                              .2500
      104,394.04                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      2945804                              .2500
       94,445.63                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      2945805                              .2500
       67,639.99                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      2945807                              .2500
       78,113.08                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      2945808                              .2500
       65,077.53                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      2945809                              .2500
      100,775.89                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
             .0000                        7.1700
1



      2945810                              .2500
       99,722.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      2945811                              .2500
      167,715.82                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2945812                              .2500
       55,848.18                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      2945813                              .2500
      107,937.86                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      2945814                              .2500
      153,787.34                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      2945815                              .2500
       45,374.97                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      2945816                              .2500
      159,815.23                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      2945817                              .2500
      178,976.46                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450
1



      2945821                              .2500
      105,395.81                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      2945822                              .2500
       41,577.28                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      2945824                              .2500
       69,919.16                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      2945826                              .2500
      115,382.89                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      2945827                              .2500
       87,446.99                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2945828                              .2500
      180,901.42                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      2945829                              .2500
      176,206.58                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      2945830                              .2500
      176,706.02                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700
1



      2945831                              .2500
       82,249.87                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2945832                              .2500
      132,752.83                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      2945833                              .2500
       83,165.59                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      2945834                              .2500
      319,820.61                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      2945836                              .2500
       53,046.15                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      2945837                              .2500
      184,746.31                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2945838                              .2500
       62,837.87                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      2945839                              .2500
       75,955.13                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950
1



      2945840                              .2500
       54,574.53                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
             .0000                        9.4200

      2945841                              .2500
       44,179.38                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
             .0000                        9.4200

      2945842                              .2500
       71,810.31                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      2945844                              .2500
      329,833.36                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      2945845                              .2500
       84,891.22                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      2945846                              .2500
       60,520.99                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950

      2945847                              .2500
      113,527.56                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      2945849                              .2500
      119,934.45                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700
1



      2945850                              .2500
      116,809.48                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      2945851                              .2500
      108,728.83                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      2945854                              .2500
       63,387.38                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      2945855                              .2500
      209,859.09                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      2945857                              .2500
       41,958.52                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      2945858                              .2500
       49,970.48                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      2945859                              .2500
      141,911.73                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      2945860                              .2500
       85,417.73                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950
1



      2945861                              .2500
      112,391.77                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950

      2945863                              .2500
       85,457.95                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      2945865                              .2500
      143,796.06                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
             .0000                        7.4200

      2945866                              .2500
      339,607.35                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      2945913                              .2500
      136,000.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      2945945                              .2500
      287,612.21                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      2946663                              .2500
      116,929.12                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2946665                              .2500
      140,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450
1



      2946667                              .2500
      107,946.88                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      2946670                              .2500
       33,581.16                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      2946677                              .2500
       92,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      2946680                              .2500
      105,000.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      2946687                              .2500
       69,961.76                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      2946689                              .2500
       91,944.27                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2946693                              .2500
      143,825.40                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      2947351                              .2500
      154,415.60                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700
1



      2947386                              .2500
       53,954.51                           .0800
           10.2500                         .0000
           10.0000                         .0000
            9.9200                         .0000
             .0000                        9.9200

      2947419                              .2500
       59,963.65                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2947499                              .2500
       60,961.89                           .0800
            8.3500                         .0000
            8.1000                         .0000
            8.0200                         .0000
             .0000                        8.0200

      2947614                              .2500
       88,744.52                           .0800
            8.3500                         .0000
            8.1000                         .0000
            8.0200                         .0000
             .0000                        8.0200

      2947898                              .2500
      124,122.40                           .0800
            8.3500                         .0000
            8.1000                         .0000
            8.0200                         .0000
             .0000                        8.0200

      2948024                              .2500
      133,336.83                           .0800
            8.4750                         .0000
            8.2250                         .0000
            8.1450                         .0000
             .0000                        8.1450

      2948069                              .2500
      105,329.34                           .0800
            7.9750                         .0000
            7.7250                         .0000
            7.6450                         .0000
             .0000                        7.6450

      2948127                              .2500
      101,390.13                           .0800
            9.1000                         .0000
            8.8500                         .0000
            8.7700                         .0000
             .0000                        8.7700
1



      2948170                              .2500
       72,823.73                           .0800
            9.2250                         .0000
            8.9750                         .0000
            8.8950                         .0000
             .0000                        8.8950

      2948186                              .2500
      135,815.10                           .0800
            8.3500                         .0000
            8.1000                         .0000
            8.0200                         .0000
             .0000                        8.0200

      2948198                              .2500
       65,529.55                           .0800
            9.1000                         .0000
            8.8500                         .0000
            8.7700                         .0000
             .0000                        8.7700

      2948211                              .2500
       46,144.96                           .0800
            8.6000                         .0000
            8.3500                         .0000
            8.2700                         .0000
             .0000                        8.2700

      2948397                              .2500
       77,060.03                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      2949200                              .2500
       84,409.26                           .0800
            9.1000                         .0000
            8.8500                         .0000
            8.7700                         .0000
             .0000                        8.7700

      2949253                              .2500
      135,000.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      2949254                              .2500
       89,949.54                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450
1



      2949266                              .2500
      110,427.72                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      2949267                              .2500
       73,957.42                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      2949269                              .2500
      169,715.84                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      2949274                              .2500
       28,800.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950

      2949275                              .2500
      130,924.63                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      2949276                              .2500
       29,700.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950

      2949294                              .2500
      158,050.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2949300                              .2500
       85,373.60                           .0800
            9.1000                         .0000
            8.8500                         .0000
            8.7700                         .0000
             .0000                        8.7700
1



      2950331                              .2500
       50,971.93                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      2950363                              .2500
       80,772.54                           .0800
            9.2250                         .0000
            8.9750                         .0000
            8.8950                         .0000
             .0000                        8.8950

      2950418                              .2500
       64,530.62                           .0800
            9.1000                         .0000
            8.8500                         .0000
            8.7700                         .0000
             .0000                        8.7700

      2950466                              .2500
       31,161.08                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      2950566                              .2500
       49,151.41                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      2950597                              .2500
       57,426.03                           .0800
            8.2250                         .0000
            7.9750                         .0000
            7.8950                         .0000
             .0000                        7.8950

      2950647                              .2500
       99,943.94                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      2950681                              .2500
       47,276.73                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700
1



      2950710                              .2500
       48,971.80                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      2950747                              .2500
       79,909.95                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      2950771                              .2500
       40,324.27                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      2950863                              .2500
       40,823.94                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      2951972                              .2500
       84,949.82                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      2951973                              .2500
       86,748.76                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      2951974                              .2500
       85,149.70                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      2951975                              .2500
       79,952.77                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950
1



      2951976                              .2500
       99,943.94                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      2951977                              .2500
       98,400.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      2951978                              .2500
      190,785.05                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      2951980                              .2500
      112,500.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      2951984                              .2500
       51,273.41                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      2952000                              .2500
       58,471.23                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      2952001                              .2500
       58,471.23                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      2952005                              .2500
       92,500.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450
1



      2952284                              .2500
      208,000.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      2952397                              .2500
       57,121.89                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      2952472                              .2500
       90,349.31                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      2952508                              .2500
       45,000.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      2952627                              .2500
       51,170.54                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      2952632                              .2500
       98,644.66                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      2952784                              .2500
      120,316.70                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      2952812                              .2500
       94,946.74                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450
1



      2952821                              .2500
       51,093.50                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      2952975                              .2500
      174,893.98                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2952993                              .2500
      197,894.64                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      2953217                              .2500
      126,384.45                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      2954019                              .2500
       96,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      2954020                              .2500
      145,350.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      2954021                              .2500
      135,923.75                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      2954022                              .2500
      126,000.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700
1



      2954024                              .2500
      143,423.64                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      2954516                              .2500
      115,200.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2955031                              .2500
       97,500.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      2955176                              .2500
      207,092.59                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      2955207                              .2500
      283,844.87                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      2955214                              .2500
       44,720.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      2955215                              .2500
      176,912.94                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      2955239                              .2500
      103,347.78                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450
1



      2955265                              .2500
      143,919.27                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      2955300                              .2500
      124,338.81                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      2955303                              .2500
      100,744.94                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      2955347                              .2500
       23,235.17                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      2955411                              .2500
       54,866.74                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2957700                              .2500
       28,800.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950

      2957701                              .2500
      135,900.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      2957703                              .2500
       32,400.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450
1



      2957704                              .2500
       68,000.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      2957707                              .2500
       52,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      2957714                              .2500
       84,000.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      2957717                              .2500
       71,100.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      2957718                              .2500
      100,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2957724                              .2500
      112,000.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      2958166                              .2500
      147,000.00                           .0800
            8.6520                         .0000
            8.4020                         .0000
            8.3220                         .0000
             .0000                        8.3220

      2958532                              .2500
       46,475.90                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200
1



      2958918                              .2500
      112,443.19                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      2959455                              .2500
      193,500.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      2959457                              .2500
      182,000.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      2959578                              .2500
      111,917.22                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      2959619                              .2500
       40,479.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      2959624                              .2500
       95,345.11                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      2959666                              .2500
      128,104.31                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      2959674                              .2500
       34,183.61                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950
1



      2959822                              .2500
      179,893.72                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      2959841                              .2500
      178,889.19                           .0800
            8.3780                         .0000
            8.1280                         .0000
            8.0480                         .0000
             .0000                        8.0480

      2959868                              .2500
       62,067.80                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      2960284                              .2500
       73,360.69                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2960295                              .2500
      567,609.10                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      2960349                              .2500
      155,810.31                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2960380                              .2500
      430,925.04                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      2960384                              .2500
       27,481.93                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450
1



      2960387                              .2500
      114,824.84                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      2960736                              .2500
      157,500.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      2960885                              .2500
       37,878.75                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      2962105                              .2500
      135,126.15                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      2962106                              .2500
      198,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      2962107                              .2500
      126,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2962109                              .2500
      123,750.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      2962114                              .2500
       50,100.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700
1



      2962117                              .2500
      134,800.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      2962119                              .2500
       74,600.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      2962120                              .2500
       96,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2962123                              .2500
       76,500.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      2962125                              .2500
      497,500.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      2963299                              .2500
      178,991.50                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2963498                              .2500
      166,418.10                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      2963529                              .2500
      112,443.19                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450
1



      2963790                              .2500
      116,081.43                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      2964309                              .2500
      291,150.76                           .0800
            7.6500                         .0000
            7.4000                         .0000
            7.3200                         .0000
             .0000                        7.3200

      2964336                              .2500
      255,665.65                           .0800
            8.1500                         .0000
            7.9000                         .0000
            7.8200                         .0000
             .0000                        7.8200

      2964343                              .2500
      518,554.37                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      2964366                              .2500
      336,829.79                           .0800
            8.1000                         .0000
            7.8500                         .0000
            7.7700                         .0000
             .0000                        7.7700

      2964375                              .2500
       66,885.78                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2964402                              .2500
      197,598.75                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      2964421                              .2500
      272,659.44                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450
1



      2965035                              .2500
      366,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      2965037                              .2500
      196,000.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      2965040                              .2500
      184,500.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950

      2965043                              .2500
      281,250.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      2965046                              .2500
      198,000.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      2965049                              .2500
       97,850.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      2965053                              .2500
      102,700.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      2965054                              .2500
      200,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700
1



      2965058                              .2500
      116,250.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      2965191                              .2500
      121,500.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      2965463                              .2500
      191,142.78                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      2966366                              .2500
      157,000.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      2967560                              .2500
      168,000.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      2967563                              .2500
      102,100.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      2967564                              .2500
      199,750.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      2967566                              .2500
      300,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450
1



      2967567                              .2500
      140,400.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      2967568                              .2500
       76,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      2967571                              .2500
      100,000.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      2967573                              .2500
      102,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      2967575                              .2500
      180,000.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      2968644                              .2500
       79,955.15                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      2968800                              .2500
      185,134.86                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      2969036                              .2500
       35,978.19                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700
1



      2969330                              .2500
      451,719.05                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      2970059                              .2500
      117,442.34                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      2970063                              .2500
       78,500.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      2970067                              .2500
       94,400.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      2970071                              .2500
      214,400.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      2970074                              .2500
      128,000.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      2970076                              .2500
      160,000.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      2970080                              .2500
      465,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450
1



      2970084                              .2500
       84,000.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      2970086                              .2500
       43,600.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
             .0000                        9.4200

      2970087                              .2500
       55,150.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      2970093                              .2500
      168,450.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      2970267                              .2500
       94,500.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      2970897                              .2500
      183,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      2971397                              .2500
      209,885.29                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      2973471                              .2500
       67,600.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700
1



      2973629                              .2500
      324,868.71                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      2973930                              .2500
      119,200.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      2973996                              .2500
      103,290.26                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      2973997                              .2500
      114,870.58                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      2973998                              .2500
       60,788.53                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2973999                              .2500
      174,764.38                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      2974000                              .2500
      179,769.65                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      2974001                              .2500
      128,757.78                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450
1



      2974002                              .2500
      216,408.23                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      2974003                              .2500
      137,909.72                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      2974004                              .2500
      234,714.26                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2974005                              .2500
      359,550.91                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      2974006                              .2500
       71,115.62                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      2974008                              .2500
      249,703.52                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      2974009                              .2500
       99,878.41                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2974010                              .2500
      286,058.91                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
             .0000                        7.0450
1



      2974011                              .2500
       99,932.90                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      2974012                              .2500
       35,658.76                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      2974013                              .2500
      111,937.21                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      2974014                              .2500
       97,986.71                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      2974015                              .2500
      294,625.07                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      2974016                              .2500
      108,853.25                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      2974017                              .2500
      258,405.80                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
             .0000                        7.1700

      2974019                              .2500
      127,823.24                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450
1



      2974020                              .2500
       35,832.69                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      2974021                              .2500
       58,928.26                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2974022                              .2500
       89,823.80                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      2974023                              .2500
       99,878.41                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2974024                              .2500
      231,738.90                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      2974025                              .2500
       35,957.33                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      2974026                              .2500
       76,786.22                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      2974027                              .2500
      131,451.90                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450
1



      2974028                              .2500
      192,547.95                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      2974029                              .2500
      168,796.02                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2974030                              .2500
       73,417.28                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      2974031                              .2500
       39,943.36                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
             .0000                        7.4200

      2974032                              .2500
      107,573.52                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      2974033                              .2500
       71,714.80                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      2974034                              .2500
       99,858.39                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
             .0000                        7.4200

      2974035                              .2500
      209,387.48                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450
1



      2974036                              .2500
      155,550.68                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      2974037                              .2500
      110,262.27                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      2974039                              .2500
       72,896.61                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
             .0000                        7.4200

      2974041                              .2500
       76,413.91                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      2974042                              .2500
      115,862.53                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      2974043                              .2500
      349,818.55                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      2974045                              .2500
       25,318.37                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      2974046                              .2500
      106,167.40                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450
1



      2974047                              .2500
       84,891.23                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      2974105                              .2500
       87,953.17                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      2974659                              .2500
      160,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2974661                              .2500
       50,373.87                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      2974667                              .2500
       49,600.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      2974677                              .2500
       84,000.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      2974679                              .2500
       84,000.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      2974683                              .2500
      128,000.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950
1



      2974684                              .2500
       58,500.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      2974685                              .2500
      108,000.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      2974886                              .2500
      149,600.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      2975797                              .2500
      207,814.90                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
             .0000                        6.5450

      2975805                              .2500
      474,479.13                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      2975809                              .2500
      250,000.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      2975810                              .2500
      360,000.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      2975813                              .2500
      250,000.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700
1



      2975818                              .2500
      423,774.37                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      2975820                              .2500
      259,500.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950

      2975824                              .2500
      279,858.60                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      2975825                              .2500
      260,000.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      2975830                              .2500
      474,753.75                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      2975831                              .2500
      319,815.88                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      2975840                              .2500
      341,408.49                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      2975847                              .2500
      329,442.10                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950
1



      2975850                              .2500
      496,800.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      2975855                              .2500
      249,000.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      2975856                              .2500
      243,363.49                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      2975857                              .2500
      259,821.06                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      2975865                              .2500
      257,272.52                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      2975866                              .2500
      268,182.61                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
             .0000                        7.0450

      2975869                              .2500
      262,500.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      2975874                              .2500
      300,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700
1



      2975877                              .2500
      384,077.45                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      2975880                              .2500
      359,615.38                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      2976000                              .2500
      134,600.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      2976146                              .2500
      260,633.70                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      2977505                              .2500
      225,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      2977513                              .2500
       61,250.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      2978036                              .2500
      253,200.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      2978441                              .2500
      909,502.93                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700
1



      2980297                              .2500
      150,000.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      2980298                              .2500
       87,300.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      2980302                              .2500
      239,950.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      2980303                              .2500
      107,900.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      2980304                              .2500
      337,500.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      2980305                              .2500
      167,400.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      2980310                              .2500
      116,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      2980319                              .2500
       91,700.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700
1



      2981488                              .2500
       64,000.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950

      2982481                              .2500
      117,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      2982983                              .2500
      172,303.34                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      2983529                              .2500
      256,250.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      2983530                              .2500
      359,950.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      2983532                              .2500
      210,000.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      2983536                              .2500
      101,700.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      2983539                              .2500
      131,200.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200
1



      2983548                              .2500
       48,350.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      2984428                              .2500
       63,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      2985369                              .2500
      274,978.81                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2985378                              .2500
      397,850.33                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
             .0000                        7.4200

      2985379                              .2500
      253,946.15                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      2985380                              .2500
      393,900.18                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      2985381                              .2500
      299,425.94                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2985382                              .2500
      274,665.61                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700
1



      2985383                              .2500
      379,572.34                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      2985384                              .2500
      299,635.21                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2985386                              .2500
      337,100.03                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      2985387                              .2500
      264,117.99                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      2985388                              .2500
      314,423.45                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2985391                              .2500
      426,543.79                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      2985393                              .2500
      318,326.02                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      2985394                              .2500
      262,031.71                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950
1



      2985395                              .2500
      265,084.47                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      2985396                              .2500
      279,838.90                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      2986519                              .2500
      139,500.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      2986521                              .2500
       56,000.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      2986532                              .2500
      135,600.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      2986540                              .2500
      495,000.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      2987125                              .2500
      227,300.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      2987434                              .2500
      208,000.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200
1



      2987981                              .2500
      247,833.59                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      2988234                              .2500
      300,000.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      2988871                              .2500
      188,900.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2988874                              .2500
      106,400.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2988875                              .2500
      244,800.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      2988878                              .2500
      195,000.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      2988879                              .2500
      165,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      2988884                              .2500
      176,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450
1



      2988885                              .2500
      400,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      2989643                              .2500
       72,900.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      2989864                              .2500
      200,000.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      2990092                              .2500
      192,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      2991169                              .2500
      255,800.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      2991173                              .2500
      296,000.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      2991304                              .2500
      120,600.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      2991305                              .2500
       80,400.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450
1



      2991310                              .2500
       87,500.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      2991317                              .2500
       84,350.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2991554                              .2500
       60,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2991773                              .2500
      387,700.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      2992057                              .2500
      111,800.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2992419                              .2500
       92,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      2993290                              .2500
      165,600.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      2993317                              .2500
      133,600.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450
1



      2993768                              .2500
      649,595.99                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      2993769                              .2500
      186,748.22                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      2993771                              .2500
      311,061.44                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2993772                              .2500
      164,805.13                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      2993774                              .2500
      466,624.33                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      2993775                              .2500
      136,190.44                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      2993776                              .2500
      305,419.57                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      2993777                              .2500
      147,908.01                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450
1



      2993780                              .2500
       98,948.67                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      2993781                              .2500
       98,948.67                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      2993784                              .2500
      140,500.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      2993786                              .2500
       28,800.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      2993792                              .2500
      271,826.55                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      2993793                              .2500
       64,661.89                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
             .0000                        7.4200

      2993796                              .2500
       79,750.40                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      2993798                              .2500
      439,704.77                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700
1



      2993799                              .2500
      422,768.95                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      2993800                              .2500
      175,640.76                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      2993801                              .2500
      259,473.13                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      2993802                              .2500
      169,185.29                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2993803                              .2500
      297,328.83                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      2993810                              .2500
      116,767.84                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2993812                              .2500
      327,811.29                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      2993814                              .2500
       58,763.46                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450
1



      2993815                              .2500
      257,455.59                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      2993819                              .2500
       89,905.75                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      2993822                              .2500
       89,905.75                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      2993823                              .2500
       50,274.60                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      2993824                              .2500
       89,905.75                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      2993825                              .2500
      270,400.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2993827                              .2500
      336,000.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      2993828                              .2500
      284,822.85                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450
1



      2993835                              .2500
      140,000.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      2993836                              .2500
      123,689.13                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      2993839                              .2500
      125,197.58                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2993840                              .2500
      357,527.64                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      2993843                              .2500
       81,000.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      2993844                              .2500
      146,750.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      2993846                              .2500
      467,716.48                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2993848                              .2500
       80,959.09                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450
1



      2993850                              .2500
       34,200.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      2993851                              .2500
       64,964.49                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      2993852                              .2500
      135,900.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      2993854                              .2500
      125,800.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2993856                              .2500
      135,913.27                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      2993858                              .2500
      106,140.46                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      2993864                              .2500
      108,734.09                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2993866                              .2500
      150,000.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200
1



      2993867                              .2500
       99,942.47                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      2993869                              .2500
       98,943.03                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      2993870                              .2500
      261,425.75                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      2993871                              .2500
      499,754.05                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      2993874                              .2500
       60,719.32                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      2993875                              .2500
       89,303.05                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      2994007                              .2500
       60,000.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      2995613                              .2500
      360,000.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
             .0000                        9.5450
1



      2995614                              .2500
       84,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2995620                              .2500
      210,400.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2995621                              .2500
       76,500.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      2995625                              .2500
      151,650.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      2995630                              .2500
       44,150.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      2995632                              .2500
      296,000.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      2996092                              .2500
      227,865.38                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      2996316                              .2500
       93,600.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200
1



      2996686                              .2500
      444,239.22                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
             .0000                        6.9200

      2997436                              .2500
      320,000.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      2997447                              .2500
      336,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2997615                              .2500
      170,100.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      2998516                              .2500
      123,800.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      2998531                              .2500
      202,500.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      2998535                              .2500
       56,800.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2998540                              .2500
       30,400.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450
1



      2998546                              .2500
      190,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      2998548                              .2500
      328,000.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      2998550                              .2500
       40,500.00                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
             .0000                        9.6700

      2998552                              .2500
      110,300.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      2998554                              .2500
       27,800.00                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
             .0000                        9.6700

      2998557                              .2500
       60,300.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      2998567                              .2500
      113,200.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      2998610                              .2500
       51,300.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450
1



      2998611                              .2500
       42,000.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      2999192                              .2500
       69,200.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      3000330                              .2500
      310,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      3000822                              .2500
      168,000.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      3000834                              .2500
      650,000.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      3002249                              .2500
      205,000.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      3002847                              .2500
       35,979.81                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      3002848                              .2500
       49,971.96                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450
1



      3002849                              .2500
       49,971.96                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      3002850                              .2500
       67,662.04                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      3002851                              .2500
       53,973.43                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      3002854                              .2500
       74,950.93                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      3002855                              .2500
      125,938.02                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      3002856                              .2500
      140,914.58                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      3002858                              .2500
      149,922.23                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      3002859                              .2500
      238,366.29                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450
1



      3002860                              .2500
      233,868.81                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      3002861                              .2500
      399,787.13                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      3002862                              .2500
      140,212.79                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      3002863                              .2500
      152,916.42                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      3002864                              .2500
       94,800.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      3002865                              .2500
      207,886.38                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      3002867                              .2500
      180,000.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      3002872                              .2500
      158,780.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950
1



      3002873                              .2500
      140,800.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      3003062                              .2500
       40,250.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      3003923                              .2500
      294,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      3006148                              .2500
      112,750.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      3006156                              .2500
      429,850.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      3006846                              .2500
      189,893.48                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      3006924                              .2500
      265,100.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200
1



      3007532                              .2500
      207,900.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

  TOTAL NUMBER OF LOANS:     1662
  TOTAL BALANCE........:        217,433,913.21


1

  RUN ON     : 11/19/99            RFC DISCLOSURE SYSTEM      RFFSDFIX-01
  AT         : 10.36.44            INITIAL SECURITY FEES      AMORTIZED BALANCE
  SERIES     : RALI 1999-QS14       FIXED SUMMARY REPORT      CUTOFF : 11/01/99
  POOL       : 0004410
             :
             :
  POOL STATUS: F

                                   WEIGHTED AVERAGES      FROM         TO
  ---------------------------------------------------------------------------
  CURR NOTE RATE                        8.6341            6.8750     10.2500
  RFC NET RATE                          8.3831            6.6250     10.0000
  NET MTG RATE(INVSTR RATE)             8.3031            6.5450      9.9200
  POST STRIP RATE                        .0000             .0000       .0000
  SUB SERV FEE                           .2510             .2500       .7700
  MSTR SERV FEE                          .0800             .0800       .0800
  ALL EXP                                .0000             .0000       .0000
  MISC EXP                               .0000             .0000       .0000
  SPREAD                                 .0000             .0000       .0000
  STRIP                                 8.3031            6.5450      9.9200







  TOTAL NUMBER OF LOANS:  1662
  TOTAL BALANCE........:     217,433,913.21


                             ***************************
                             *      END OF REPORT      *
                             ***************************

                           EXHIBIT TWO

                 SCHEDULE OF DISCOUNT FRACTIONS


Loan Number     Current Balance Net Mortgage Rate Discount Fraction  PO Balance
2901657 "$17,360.73 "   0.06595 0.149032258     "$2,587.31 "
2937227 "$219,254.20 "  0.06595 0.149032258     "$32,675.95 "
2975797 "$207,814.90 "  0.06595 0.149032258     "$30,971.12 "
2901622 "$47,650.81 "   0.06845 0.116774194     "$5,564.38 "
2932717 "$181,263.59 "  0.06845 0.116774194     "$21,166.91 "
1925034 "$172,206.04 "  0.0697  0.100645161     "$17,331.70 "
1922200 "$346,156.58 "  0.0697  0.100645161     "$34,838.98 "
1920828 "$235,068.27 "  0.0697  0.100645161     "$23,658.48 "
1912272 "$328,432.00 "  0.0697  0.100645161     "$33,055.09 "
2901557 "$68,976.60 "   0.0697  0.100645161     "$6,942.16 "
2901753 "$85,690.82 "   0.0697  0.100645161     "$8,624.37 "
2932715 "$132,119.19 "  0.0697  0.100645161     "$13,297.16 "
1838642 "$44,076.28 "   0.0697  0.100645161     "$4,436.06 "
2996686 "$444,239.22 "  0.0697  0.100645161     "$44,710.53 "
1906822 "$119,141.77 "  0.07095 0.084516129     "$10,069.40 "
2901798 "$75,757.07 "   0.07095 0.084516129     "$6,402.69 "
1920836 "$157,391.42 "  0.07095 0.084516129     "$13,302.11 "
2975866 "$268,182.61 "  0.07095 0.084516129     "$22,665.76 "
2932721 "$189,119.14 "  0.07095 0.084516129     "$15,983.62 "
1923283 "$326,232.96 "  0.07095 0.084516129     "$27,571.95 "
1952558 "$179,306.68 "  0.07095 0.084516129     "$15,154.31 "
1926012 "$112,442.02 "  0.07095 0.084516129     "$9,503.16 "
1923276 "$129,997.37 "  0.07095 0.084516129     "$10,986.87 "
2974010 "$286,058.91 "  0.07095 0.084516129     "$24,176.59 "
2945801 "$58,225.01 "   0.0722  0.068387097     "$3,981.84 "
2878362 "$182,789.54 "  0.0722  0.068387097     "$12,500.45 "
1930432 "$94,787.18 "   0.0722  0.068387097     "$6,482.22 "
2974017 "$258,405.80 "  0.0722  0.068387097     "$17,671.62 "
2818538 "$154,143.49 "  0.0722  0.068387097     "$10,541.43 "
1922224 "$179,460.61 "  0.0722  0.068387097     "$12,272.79 "
1922554 "$298,884.46 "  0.0722  0.068387097     "$20,439.84 "
2945809 "$100,775.89 "  0.0722  0.068387097     "$6,891.77 "
1881105 "$286,822.02 "  0.0722  0.068387097     "$19,614.93 "
1949568 "$248,769.82 "  0.07345 0.052258065     "$13,000.23 "
1909495 "$132,313.22 "  0.07345 0.052258065     "$6,914.43 "
1923322 "$256,644.39 "  0.07345 0.052258065     "$13,411.74 "
1923696 "$84,247.25 "   0.07345 0.052258065     "$4,402.60 "
2964309 "$291,150.76 "  0.0737  0.049032258     "$14,275.78 "
2974039 "$72,896.61 "   0.0747  0.036129032     "$2,633.68 "
1933949 "$209,552.46 "  0.0747  0.036129032     "$7,570.93 "
2993793 "$64,661.89 "   0.0747  0.036129032     "$2,336.17 "
1920808 "$149,056.63 "  0.0747  0.036129032     "$5,385.27 "
2844851 "$78,468.49 "   0.0747  0.036129032     "$2,834.99 "
1930701 "$165,646.26 "  0.0747  0.036129032     "$5,984.64 "
1949473 "$56,000.00 "   0.0747  0.036129032     "$2,023.23 "
1922315 "$99,316.07 "   0.0747  0.036129032     "$3,588.19 "
2834286 "$339,030.78 "  0.0747  0.036129032     "$12,248.85 "
1929878 "$90,375.74 "   0.0747  0.036129032     "$3,265.19 "
1928617 "$263,995.30 "  0.0747  0.036129032     "$9,537.89 "
1928609 "$122,449.95 "  0.0747  0.036129032     "$4,424.00 "
1923271 "$100,163.64 "  0.0747  0.036129032     "$3,618.82 "
1933923 "$203,465.48 "  0.0747  0.036129032     "$7,351.01 "
1946344 "$140,000.00 "  0.0747  0.036129032     "$5,058.06 "
2974031 "$39,943.36 "   0.0747  0.036129032     "$1,443.11 "
2974034 "$99,858.39 "   0.0747  0.036129032     "$3,607.79 "
2932756 "$56,028.23 "   0.0747  0.036129032     "$2,024.25 "
1907041 "$201,130.66 "  0.0747  0.036129032     "$7,266.66 "
2985378 "$397,850.33 "  0.0747  0.036129032     "$14,373.95 "
2945865 "$143,796.06 "  0.0747  0.036129032     "$5,195.21 "
2932722 "$131,528.14 "  0.0747  0.036129032     "$4,751.98 "
1923616 "$296,961.03 "  0.07595 0.02    "$5,939.22 "
2734572 "$100,555.23 "  0.07595 0.02    "$2,011.10 "
1901491 "$37,614.24 "   0.07595 0.02    $752.28
2796413 "$143,167.74 "  0.07595 0.02    "$2,863.35 "
2964343 "$518,554.37 "  0.07595 0.02    "$10,371.09 "
2799112 "$58,254.43 "   0.07595 0.02    "$1,165.09 "
2945814 "$153,787.34 "  0.07595 0.02    "$3,075.75 "
2863173 "$48,749.17 "   0.07595 0.02    $974.98
1923585 "$114,081.96 "  0.07595 0.02    "$2,281.64 "
2975857 "$259,821.06 "  0.07595 0.02    "$5,196.42 "
1950859 "$200,000.00 "  0.07595 0.02    "$4,000.00 "
1900423 "$30,359.78 "   0.07595 0.02    $607.20
1880141 "$30,315.06 "   0.07595 0.02    $606.30
1867719 "$29,411.79 "   0.07595 0.02    $588.24
2974019 "$127,823.24 "  0.07595 0.02    "$2,556.46 "
1943830 "$60,047.11 "   0.07595 0.02    "$1,200.94 "
1930771 "$62,721.56 "   0.07595 0.02    "$1,254.43 "
1939025 "$475,875.34 "  0.07595 0.02    "$9,517.51 "
1937804 "$47,615.22 "   0.07595 0.02    $952.30
1934244 "$46,935.09 "   0.07595 0.02    $938.70
1933950 "$197,089.56 "  0.07595 0.02    "$3,941.79 "
2960295 "$567,609.10 "  0.07595 0.02    "$11,352.18 "
2906875 "$47,819.94 "   0.07595 0.02    $956.40
2901813 "$69,022.09 "   0.07595 0.02    "$1,380.44 "
2882921 "$222,037.61 "  0.07595 0.02    "$4,440.75 "
2901518 "$79,763.71 "   0.07595 0.02    "$1,595.27 "
2945810 "$99,722.00 "   0.07595 0.02    "$1,994.44 "
2901750 "$104,486.01 "  0.07595 0.02    "$2,089.72 "
2902040 "$53,522.25 "   0.07595 0.02    "$1,070.45 "
2901762 "$48,157.01 "   0.07595 0.02    $963.14
2844587 "$623,073.62 "  0.07595 0.02    "$12,461.47 "
2901862 "$387,193.67 "  0.07595 0.02    "$7,743.87 "
2837498 "$31,811.30 "   0.07595 0.02    $636.23
2835996 "$213,898.38 "  0.07595 0.02    "$4,277.97 "
2827267 "$72,944.75 "   0.07595 0.02    "$1,458.90 "
2820413 "$68,540.12 "   0.07595 0.02    "$1,370.80 "
2932755 "$167,768.00 "  0.07595 0.02    "$3,355.36 "
3002873 "$140,800.00 "  0.07595 0.02    "$2,816.00 "
2818528 "$85,793.36 "   0.07595 0.02    "$1,715.87 "
2901652 "$40,619.78 "   0.07595 0.02    $812.40
2937225 "$134,738.69 "  0.07595 0.02    "$2,694.77 "
2948069 "$105,329.34 "  0.07695 0.007096774     $747.50
1920776 "$113,761.59 "  0.0771  0.00516129      $587.16
1841066 "$37,538.66 "   0.0772  0.003870968     $145.31
1850269 "$25,571.98 "   0.0772  0.003870968     $98.99
1908378 "$34,059.98 "   0.0772  0.003870968     $131.85
1879790 "$50,029.48 "   0.0772  0.003870968     $193.66
1891332 "$17,913.73 "   0.0772  0.003870968     $69.34
1841104 "$26,813.27 "   0.0772  0.003870968     $103.79
1921003 "$39,484.37 "   0.0772  0.003870968     $152.84
1805652 "$42,411.27 "   0.0772  0.003870968     $164.17
1886643 "$155,474.79 "  0.0772  0.003870968     $601.84
2973999 "$174,764.38 "  0.0772  0.003870968     $676.51
2858996 "$46,872.58 "   0.0772  0.003870968     $181.44
2859072 "$69,810.22 "   0.0772  0.003870968     $270.23
2863832 "$82,477.14 "   0.0772  0.003870968     $319.27
2901532 "$65,431.01 "   0.0772  0.003870968     $253.28
2945812 "$55,848.18 "   0.0772  0.003870968     $216.19
2945855 "$209,859.09 "  0.0772  0.003870968     $812.36
2945945 "$287,612.21 "  0.0772  0.003870968     "$1,113.34 "
2964402 "$197,598.75 "  0.0772  0.003870968     $764.90
2804868 "$27,900.60 "   0.0772  0.003870968     $108.00
2973996 "$103,290.26 "  0.0772  0.003870968     $399.83
2835339 "$35,877.58 "   0.0772  0.003870968     $138.88
2974002 "$216,408.23 "  0.0772  0.003870968     $837.71
2974011 "$99,932.90 "   0.0772  0.003870968     $386.84
2974016 "$108,853.25 "  0.0772  0.003870968     $421.37
2985380 "$393,900.18 "  0.0772  0.003870968     "$1,524.77 "
2987981 "$247,833.59 "  0.0772  0.003870968     $959.36
2993769 "$186,748.22 "  0.0772  0.003870968     $722.90
2993798 "$439,704.77 "  0.0772  0.003870968     "$1,702.08 "
2993801 "$259,473.13 "  0.0772  0.003870968     "$1,004.41 "
2967560 "$168,000.00 "  0.0772  0.003870968     $650.32
2798999 "$38,288.45 "   0.0772  0.003870968     $148.21
1941246 "$21,970.38 "   0.0772  0.003870968     $85.05
1943910 "$111,110.43 "  0.0772  0.003870968     $430.10
1946416 "$97,334.64 "   0.0772  0.003870968     $376.78
1946774 "$201,590.68 "  0.0772  0.003870968     $780.35
1947660 "$117,500.00 "  0.0772  0.003870968     $454.84
1948409 "$133,910.09 "  0.0772  0.003870968     $518.36
1951618 "$45,000.00 "   0.0772  0.003870968     $174.19
1951699 "$449,088.10 "  0.0772  0.003870968     "$1,738.41 "
2844899 "$197,841.22 "  0.0772  0.003870968     $765.84
2796104 "$31,371.03 "   0.0772  0.003870968     $121.44
2844547 "$30,990.24 "   0.0772  0.003870968     $119.96
2799121 "$40,305.96 "   0.0772  0.003870968     $156.02
2799134 "$31,349.03 "   0.0772  0.003870968     $121.35
2799169 "$23,884.95 "   0.0772  0.003870968     $92.46
2803344 "$25,477.29 "   0.0772  0.003870968     $98.62
2803345 "$26,273.44 "   0.0772  0.003870968     $101.70
2803499 "$20,429.79 "   0.0772  0.003870968     $79.08
1787295 "$61,729.45 "   0.0772  0.003870968     $238.95
2812351 "$124,375.67 "  0.0772  0.003870968     $481.45
1939401 "$184,685.54 "  0.0772  0.003870968     $714.91
2683576 "$152,984.02 "  0.0772  0.003870968     $592.20

                          EXHIBIT THREE

                  INFORMATION TO BE INCLUDED IN
               MONTHLY DISTRIBUTION DATE STATEMENT

          (i) (a) the amount of such distribution to the Certificateholders of such Class applied to reduce the Certificate Principal Balance thereof, and (b) the aggregate amount included therein representing Principal Prepayments;

(ii) the amount of such distribution to Holders of such Class of Certificates allocable to interest;
(iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;
(iv) the amount of any Advance by the Master Servicer pursuant to
Section 4.04;
(v) the number and Pool Stated Principal Balance of the Mortgage Loans after giving effect to the distribution of principal on such Distribution Date;
(vi) the aggregate Certificate Principal Balance of each Class of Certificates and the Senior Percentage and Subordinate Class Percentage, after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;
(vii) the related Subordinate Principal Distribution Amount and Prepayment Distribution Percentage, if applicable;
(viii) on the basis of the most recent reports furnished to it by Sub-Servicers, the number and aggregate principal balances of Mortgage Loans that are Delinquent (A) 30-59 days, (B) 60-89 days and (C) 90 or more days and the number and aggregate principal balance of Mortgage Loans that are in foreclosure;
(ix) the number, aggregate principal balance and book value of any REO Properties;
(x) the aggregate Accrued Certificate Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;
(xi) the Special Hazard Amount, Fraud Loss Amount and Bankruptcy Amount as of the close of business on such Distribution Date and a description of any change in the calculation of such amounts;
(xii) the weighted average Pool Strip Rate for such Distribution Date and the Pass-Through Rate with respect to the Class A-V Certificates and each Subclass, if any, thereof;
(xiii) the Pass-Through Rates on the Floater Certificates and Inverse Floater Certificates for such Distribution Date, separately identifying LIBOR for such Distribution Date;
(xiv) the Notional Amount with respect to each class of Interest Only Certificates and each Subclass Notional Amount;
(xv) the occurrence of the Credit Support Depletion Date;
(xvi) the related Senior Accelerated Distribution Percentage applicable to such distribution;
(xvii)    the related Senior Percentage for such Distribution
Date;
(xviii)   the aggregate amount of Realized Losses for such
Distribution Date;
(xix) the aggregate amount of any recoveries on previously foreclosed loans from Sellers due to a breach of representation or warranty;
(xx) the weighted average remaining term to maturity of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date;
(xxi) the weighted average Mortgage Rates of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date; and
(xxii) if any of the Class M Certificates are held by a Depository, a legend substantially in the form of Exhibit H-3 to the Standard Terms, referencing such Certificates.
In the case of information furnished pursuant to clauses (i) and
(ii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

                          EXHIBIT FOUR

             STANDARD TERMS OF POOLING AND SERVICING
              AGREEMENT DATED AS OF AUGUST 1, 1999



=============================================================================









                                STANDARD TERMS OF

                         POOLING AND SERVICING AGREEMENT



                           Dated as of August 1, 1999



                        Residential Accredit Loans, Inc.
                 Mortgage Asset-Backed Pass-Through Certificates




=============================================================================



                                TABLE OF CONTENTS

                                                                                          Page



Article I         DEFINITIONS...............................................................2

        Section 1.01.   Definitions.........................................................2

        Section 1.02.   Use of Words and Phrases...........................................30

Article II        CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES..........31

        Section 2.01.   Conveyance of Mortgage Loans.......................................31

        Section 2.02.   Acceptance by Trustee..............................................36

        Section 2.03.   Representations, Warranties and Covenants of the Master
                        Servicer and the Company...........................................37

        Section 2.04.   Representations and Warranties of Sellers..........................38

Article III       ADMINISTRATION AND SERVICING OF MORTGAGE LOANS...........................41

        Section 3.01.   Master Servicer to Act as Servicer.................................41

        Section 3.02.   Subservicing Agreements Between Master  Servicer and
                        Subservicers; Enforcement of  Subservicers' and Sellers'
                        Obligations........................................................42

        Section 3.03.   Successor Subservicers.............................................43

        Section 3.04.   Liability of the Master Servicer...................................43

        Section 3.05.   No Contractual Relationship Between  Subservicer and Trustee
                        or  Certificateholders.............................................44

        Section 3.06.   Assumption or Termination of Subservicing  Agreements by
                        Trustee............................................................44

        Section 3.07.   Collection of Certain Mortgage Loan Payments;  Deposits to
                        Custodial Account..................................................44

        Section 3.08.   Subservicing Accounts; Servicing Accounts..........................47

        Section 3.09.   Access to Certain Documentation and  Information Regarding the
                        Mortgage Loans.....................................................48

        Section 3.10.   Permitted Withdrawals from the  Custodial Account..................48

        Section 3.11.   Maintenance of the Primary Insurance  Policies; Collections
                        Thereunder.........................................................50

        Section 3.12.   Maintenance of Fire Insurance and  Omissions and Fidelity
                        Coverage...........................................................51

        Section 3.13.   Enforcement of Due-on-Sale Clauses;  Assumption and
                        Modification Agreements;  Certain Assignments......................53

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                                TABLE OF CONTENTS
                                   (continued)

                                                                                         Page

        Section 3.14.   Realization Upon Defaulted Mortgage Loans..........................55

        Section 3.15.   Trustee to Cooperate;  Release of Mortgage Files...................58

        Section 3.16.   Servicing and Other Compensation;  Compensating Interest...........59

        Section 3.17.   Reports to the Trustee and the Company.............................60

        Section 3.18.   Annual Statement as to Compliance..................................60

        Section 3.19.   Annual Independent Public Accountants' Servicing Report............61

        Section 3.20.   Rights of the Company in Respect of the Master Servicer............61

        Section 3.21.   Administration of Buydown Funds....................................61

Article IV        PAYMENTS TO CERTIFICATEHOLDERS...........................................63

        Section 4.01.   Certificate Account................................................63

        Section 4.02.   Distributions......................................................63

        Section 4.03.   Statements to Certificateholders...................................63

        Section 4.04.   Distribution of Reports to the Trustee and  the Company;
                        Advances by the Master Servicer....................................64

        Section 4.05.   Allocation of Realized Losses......................................66

        Section 4.06.   Reports of Foreclosures and Abandonment  of Mortgaged Property.....66

        Section 4.07.   Optional Purchase of Defaulted Mortgage Loans......................66

        Section 4.08.   Surety Bond........................................................67

        Section 4.09.   Pledged Assets.....................................................67

Article V         THE CERTIFICATES.........................................................68

        Section 5.01.   The Certificates...................................................68

        Section 5.02.   Registration of Transfer and Exchange of Certificates..............70

        Section 5.03.   Mutilated, Destroyed, Lost or Stolen Certificates..................76

        Section 5.04.   Persons Deemed Owners..............................................76

        Section 5.05.   Appointment of Paying Agent........................................76

        Section 5.06.   Optional Purchase of Certificates..................................77

Article VI        THE COMPANY AND THE MASTER SERVICER......................................79

        Section 6.01.   Respective Liabilities of the Company and the  Master Servicer.....79

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                                   (continued)

                                                                                         Page


        Section 6.02.   Merger or Consolidation of the Company or  the Master
                        Servicer; Assignment of Rights and  Delegation of Duties by
                        Master Servicer....................................................79

        Section 6.03.   Limitation on Liability of the Company,  the Master Servicer
                        and Others.........................................................80

        Section 6.04.   Company and Master Servicer Not to Resign..........................81

Article VII       DEFAULT..................................................................82

        Section 7.01.   Events of Default..................................................82

        Section 7.02.   Trustee or Company to Act; Appointment of  Successor...............84

        Section 7.03.   Notification to Certificateholders.................................84

        Section 7.04.   Waiver of Events of Default........................................85

Article VIII      CONCERNING THE TRUSTEE...................................................86

        Section 8.01.   Duties of Trustee..................................................86

        Section 8.02.   Certain Matters Affecting the Trustee..............................87

        Section 8.03.   Trustee Not Liable for Certificates or  Mortgage Loans.............89

        Section 8.04.   Trustee May Own Certificates.......................................89

        Section 8.05.   Master Servicer to Pay Trustee's Fees  and Expenses;
                        Indemnification....................................................89

        Section 8.06.   Eligibility Requirements for Trustee...............................90

        Section 8.07.   Resignation and Removal of the Trustee.............................91

        Section 8.08.   Successor Trustee..................................................91

        Section 8.09.   Merger or Consolidation of Trustee.................................92

        Section 8.10.   Appointment of Co-Trustee or Separate  Trustee.....................92

        Section 8.11.   Appointment of Custodians..........................................93

        Section 8.12.   Appointment of Office or Agency....................................94

Article IX        TERMINATION..............................................................95

        Section 9.01.   Termination Upon Purchase by the Master Servicer  or the
                        Company or Liquidation of All  Mortgage Loans......................95

        Section 9.02.   Additional Termination Requirements................................97

        Section 9.03.   Termination of REMIC II............................................98

Article X         REMIC PROVISIONS.........................................................99


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                            TABLE OF CONTENTS
                                   (continued)

                                                                                         Page


        Section 10.01.  REMIC Administration...............................................99

        Section 10.02.  Master Servicer, REMIC Administrator and  Trustee
                        Indemnification...................................................102

        Section 10.03   Designation of REMIC(s)...........................................102

Article XI        MISCELLANEOUS PROVISIONS................................................104

        Section 11.01.  Amendment.........................................................104

        Section 11.02.  Recordation of Agreement; Counterparts............................106

        Section 11.03.  Limitation on Rights of Certificateholders........................107

        Section 11.04.  Governing Law.....................................................107

        Section 11.05.  Notices...........................................................108

        Section 11.06.  Notices to Rating Agency..........................................108

        Section 11.07.  Severability of Provisions........................................108

        Section 11.08.  Supplemental Provisions  for Resecuritization.....................109

                                             -iv-

                                    EXHIBITS

Exhibit A:            Form of Class A Certificate
Exhibit B:            Form of Class M Certificate
Exhibit C:            Form of Class B Certificate
Exhibit D:            Form of Class R Certificate
Exhibit E:            Form of Seller/Servicer Contract
Exhibit F:            Forms of Request for Release
Exhibit G-1:          Form of Transfer Affidavit and Agreement
Exhibit G-2:          Form of Transferor Certificate
Exhibit H-1:          Form of Investor Representation Letter
Exhibit H-2:          Form of ERISA Representation Letter
Exhibit H-3:          Form of ERISA Legend
Exhibit I:            Form of Transferor Representation Letter
Exhibit J:            Form of Rule 144A Investment Representation Letter
Exhibit K:            Text of Amendment to Pooling and Servicing Agreement
                      Pursuant to Section 11.01(e) for a Limited Guaranty
Exhibit L:            Form of Limited Guaranty
Exhibit M:            Form of Lender Certification for Assignment of Mortgage
                      Loan
Exhibit N:            Request for Exchange Form

        This is the Standard Terms of Pooling and Servicing Agreement, dated as of August 1, 1999 (the "Standard Terms", and as incorporated by reference into a Series Supplement dated as of the Cut-off Date, the "Pooling and Servicing Agreement" or "Agreement"), among RESIDENTIAL ACCREDIT LOANS, INC., as the company (together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and the trustee named in the applicable Series Supplement (together with its permitted successors and assigns, the "Trustee").

                             PRELIMINARY STATEMENT:

        The Company intends to sell certain mortgage asset-backed pass-through certificates (collectively, the "Certificates"), to be issued under the Agreement in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans.

        In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:

                                    ARTICLE I



                                   DEFINITIONS

Section 1.01.Definitions.

        Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

        Accretion Termination Date:  As defined in the Series Supplement.

        Accrual Certificates:  As defined in the Series Supplement.

        Accrued Certificate Interest: With respect to each Distribution Date, as to any Class or Subclass of Certificates (other than any Principal Only Certificates), interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance or Notional Amount thereof immediately prior to such Distribution Date. Accrued Certificate Interest will be calculated on the basis of a 360-day year, consisting of twelve 30-day months. In each case Accrued Certificate Interest on any Class or Subclass of Certificates will be reduced by the amount of:

        (i) Prepayment Interest Shortfalls on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group (to the extent not offset by the Master Servicer with a payment of Compensating Interest as provided in Section 4.01),

         (ii) the interest portion (adjusted to the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage
               Loan)) of Realized Losses on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group (including Excess
               Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses) not allocated solely to one or more specific Classes of Certificates pursuant to Section 4.05,

         (iii) the interest portion of Advances that were (A) previously made with respect to a Mortgage Loan or REO Property on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group, which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property or (B) made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, and

        (iv) any other interest shortfalls not covered by the subordination provided by the Class M Certificates and Class B Certificates, including interest that is not collectible from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations as in effect from time to time, with all such reductions allocated (A) among all of the Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date absent such reductions or (B) if the Mortgage Pool is comprised of two or more Loan Groups, among the related Senior Certificates in proportion to the amounts of Accrued Certificate Interest payable from the related Loan Group on such Distribution Date absent such reductions, with the remainder of such reductions allocated among the holders of the Class M Certificates and Class B Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date absent such reductions. In addition to that portion of the reductions described in the preceding sentence that are allocated to any Class of Class B Certificates or any Class of Class M Certificates, Accrued Certificate Interest on such Class of Class B Certificates or such Class of Class M Certificates will be reduced by the interest portion (adjusted to the Net Mortgage Rate) of Realized Losses that are allocated solely to such Class of Class B Certificates or such Class of Class M Certificates pursuant to Section 4.05.

     Addendum and Assignment Agreement: The Addendum and Assignment Agreement, dated as of January 31, 1995, between MLCC and the Master Servicer.

        Additional Collateral: Any of the following held, in addition to the related Mortgaged Property, as security for a Mortgage Loan: (i) all money, securities, security entitlements, accounts, general intangibles, instruments, documents, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description now existing or hereafter acquired which is pledged as security for the repayment of such Mortgage Loan, (ii) third-party guarantees, and (A) all money, securities, security entitlements, accounts, general intangibles, instruments, documents, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description now existing or hereafter acquired which is pledged as collateral for such guarantee or (B) any mortgaged property securing the performance of such guarantee, or (iii) such other collateral as may be set forth in the Series Supplement.

     Additional Collateral Loan: Each Mortgage Loan that is supported by Additional Collateral.

     Adjusted Mortgage Rate: With respect to any Mortgage Loan and any date of determination, the Mortgage Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

     Advance: As to any Mortgage Loan, any advance made by the Master Servicer, pursuant to Section 4.04.

     Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     Ambac: Ambac Assurance Corporation (formerly known as AMBAC Indemnity Corporation).

     Amount Held for Future Distribution: As to any Distribution Date and, with respect to any Mortgage Pool that is comprised of two or more Loan Groups, each Loan Group, the total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date on account of (i) Liquidation Proceeds, Insurance Proceeds, Principal Prepayments, Mortgage Loan purchases made pursuant to Section 2.02, 2.03, 2.04 or 4.07 and Mortgage Loan substitutions made pursuant to Section 2.03 or 2.04 received or made in the month of such Distribution Date (other than such Liquidation Proceeds, Insurance Proceeds and purchases of Mortgage Loans that the Master Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)) and (ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the related Due Date.

     Appraised Value: As to any Mortgaged Property, the lesser of (i) the appraised value of such Mortgaged Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and (ii) the sales price of the Mortgaged Property at such time of origination, except in the case of a Mortgaged Property securing a refinanced or modified Mortgage Loan as to which it is either the appraised value determined above or the appraised value determined in an appraisal at the time of refinancing or modification, as the case may be.

        Assigned Contracts: With respect to any Pledged Asset Loan: the Credit Support Pledge Agreement; the Funding and Pledge Agreement, among GMAC Mortgage Corporation, National Financial Services Corporation and the Mortgagor or other person pledging the related Pledged Assets; the Additional Collateral Agreement, between GMAC Mortgage Corporation and the Mortgagor or other person pledging the related Pledged Assets; or such other contracts as may be set forth in the Series Supplement.

        Assignment: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of Certificateholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

        Assignment Agreement: The Assignment and Assumption Agreement, dated the Closing Date, between Residential Funding and the Company relating to the transfer and assignment of the Mortgage Loans.

        Assignment of Proprietary Lease: With respect to a Cooperative Loan, the assignment of the related Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

        Available Distribution Amount: As to any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Loan Group, an amount equal to (a) the sum of (i) the amount relating to the Mortgage Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date and amounts deposited in the Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans, (ii) the amount of any Advance made on the immediately preceding Certificate

Account Deposit Date, (iii) any amount deposited in the Certificate Account on the related Certificate Account Deposit Date pursuant to the second paragraph of
Section 3.12(a), (iv) any amount deposited in the Certificate Account pursuant to Section 4.07, (v) any amount that the Master Servicer is not permitted to withdraw from the Custodial Account or the Certificate Account pursuant to
Section 3.16(e), (vi) any amount received by the Trustee pursuant to the Surety Bond in respect of such Distribution Date and (vii) the proceeds of any Pledged Assets received by the Master Servicer, reduced by (b) the sum as of the close of business on the immediately preceding Determination Date of (w) aggregate Foreclosure Profits, (x) the Amount Held for Future Distribution, and (y) amounts permitted to be withdrawn by the Master Servicer from the Custodial
Account in respect of the Mortgage Loans pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a). Such amount shall be determined separately for each Loan Group. Additionally, with respect to any Mortgage Pool that is comprised of two or more Loan Groups, if on any Distribution Date Compensating Interest provided pursuant to this Section 3.16(e) is less than Prepayment
Interest Shortfalls incurred on the Mortgage Loans in the related Prepayment Period, such Compensating Interest shall be allocated on such Distribution Date to the Available Distribution Amount for each Loan Group on a pro rata basis in accordance with the respective amounts of Prepayment Interest Shortfalls incurred on the Mortgage Loans in such Loan Group in respect of such Distribution Date.

        Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

        Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Bankruptcy Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

     Book-Entry Certificate: Any Certificate registered in the name of the Depository or its nominee, and designated as such in the Preliminary Statement to the Series Supplement.

     Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York, the State of Michigan, the State of California or the State of Illinois (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) are required or authorized by law or executive order to be closed.

     Buydown Funds: Any amount contributed by the seller of a Mortgaged Property, the Company or other source in order to enable the Mortgagor to reduce the payments required to be made from the Mortgagor's funds in the early years of a Mortgage Loan. Buydown Funds are not part of the Trust Fund prior to deposit into the Custodial or Certificate Account.

        Buydown Mortgage Loan: Any Mortgage Loan as to which a specified amount of interest is paid out of related Buydown Funds in accordance with a related buydown agreement.

        Cash Liquidation: As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

     Certificate Account Deposit Date: As to any Distribution Date, the Business Day prior thereto.

        Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that neither a Disqualified
Organization nor a Non-United States Person shall be a holder of a Class R Certificate for purposes hereof and, solely for the purpose of giving any consent or direction pursuant to this Agreement, any Certificate, other than a Class R Certificate, registered in the name of the Company, the Master Servicer or any Subservicer or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights necessary to effect any such consent or direction has been obtained. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

        Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

     Certificate Principal Balance: With respect to each Certificate (other than any Interest Only Certificate), on any date of determination, an amount equal to:

         (i) the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, plus

         (ii) in the case of each Accrual Certificate, an amount equal to the aggregate Accrued Certificate Interest added to the Certificate Principal Balance thereof prior to such date of determination, minus

         (iii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05;

provided, that the Certificate Principal Balance of the Class of Subordinate Certificates with the Lowest Priority at any given time shall be calculated to equal the Percentage Interest evidenced by such Certificate times the excess, if any, of (A) the then aggregate Stated Principal Balance of the Mortgage Loans over (B) the then aggregate Certificate Principal Balance of all other Classes of Certificates then outstanding.

     Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section 5.02.

     Class: Collectively, all of the Certificates bearing the same designation. The initial Class A-V Certificates and any Subclass thereof issued pursuant to
Section 5.01(c) shall be a single Class for purposes of this Agreement.

     Class A-P Certificate: Any one of the Certificates designated as a Class A-P Certificate.

     Class A-P Collection Shortfall: With respect to the Cash Liquidation or REO Disposition of a Discount Mortgage Loan and any Distribution Date, the excess of the amount described in Section 4.02(b)(i)(C)(1) over the amount described in
Section 4.02(b)(i)(C)(2).

     Class A-P Principal Distribution Amount: As defined in Section 4.02.

     Class A-V Certificate: Any one of the Certificates designated as a Class A-V Certificate, including any Subclass thereof.

     Class B Certificate: Any one of the Certificates designated as a Class B-1 Certificate, Class B-2 Certificate or Class B-3 Certificate.

     Class M Certificate: Any one of the Certificates designated as a Class M-1 Certificate, Class M-2 Certificate or Class M-3 Certificate.

     Closing Date: As defined in the Series Supplement.

     Code: The Internal Revenue Code of 1986.

     Combined Collateral LLC: Combined Collateral LLC, a Delaware limited liability company.

        Compensating Interest: With respect to any Distribution Date, an amount equal to Prepayment Interest Shortfalls resulting from Principal Prepayments in Full during the related Prepayment Period, but not more than the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance of the Mortgage Loans immediately preceding such Distribution Date and (b) the sum of the Servicing Fee, all income and gain on amounts held in the Custodial Account and the Certificate Account and payable to the Certificateholders with respect to such Distribution Date and servicing compensation to which the Master Servicer may be entitled pursuant to Section 3.10(a)(v) and (vi); provided that for purposes of this definition the amount of the Servicing Fee will not be reduced pursuant to
Section 7.02 except as may be required pursuant to the last sentence of such Section.

        Cooperative: A private, cooperative housing corporation which owns or leases land and all or part of a building or buildings, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

        Cooperative Apartment: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

        Cooperative Lease: With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

        Cooperative Loans: Any of the Mortgage Loans made in respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment of the Cooperative Lease, (iv) financing statements and (v) a stock power (or other similar instrument), and ancillary thereto, a recognition agreement between the Cooperative and the originator of the Cooperative Loan, each of which was transferred and assigned to the Trustee pursuant to Section
2.01 and are from time to time held as part of the Trust Fund.

     Cooperative   Stock:  With  respect  to  a  Cooperative  Loan,  the  single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

     Cooperative Stock Certificate: With respect to a Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

     Credit Support Depletion Date: The first Distribution Date on which the Certificate Principal Balances of the Subordinate Certificates have been reduced to zero.

     Credit Support Pledge Agreement: The Credit Support Pledge Agreement, dated as of November 24, 1998, among the Master Servicer, GMAC Mortgage Corporation, Combined Collateral LLC and The First National Bank of Chicago, as custodian.

     Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

        Custodial Account: The custodial account or accounts created and maintained pursuant to Section 3.07 in the name of a depository institution, as custodian for the holders of the Certificates, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the Master Servicer, into which the amounts set forth in Section 3.07 shall be deposited directly. Any such account or accounts shall be an Eligible Account.

        Custodial Agreement: An agreement that may be entered into among the Company, the Master Servicer, the Trustee and a Custodian pursuant to which the Custodian will hold certain documents relating to the Mortgage Loans on behalf of the Trustee.

        Custodian:  A custodian appointed pursuant to a Custodial Agreement.

        Cut-off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof at the Cut-off Date after giving effect to all installments of principal due on or prior thereto, whether or not received.

        DCR:  Duff & Phelps Credit Rating Company, or its successor in interest.

        Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

        Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

     Definitive   Certificate:   Any   Certificate   other  than  a   Book-Entry
Certificate.

     Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

        Delinquent: As used herein, a Mortgage Loan is considered to be: "30 to 59 days" or "30 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the next following monthly scheduled due date; "60 to 89 days" or "60 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the second following monthly scheduled due date; and so on. The determination as to whether a Mortgage Loan falls into these categories is made as of the close of business on the last business day of each month. For example, a Mortgage Loan with a payment due on July 1 that remained unpaid as of the close of business on July 31 would then be considered to be 30 to 59 days delinquent. Delinquency information as of the Cut-off Date is determined and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

        Depository: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in
Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

        Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     Destroyed Mortgage Note: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

        Determination Date: With respect to any Distribution Date, the 20th day (or if such 20th day is not a Business Day, the Business Day immediately following such 20th day) of the month of the related Distribution Date.

        Discount Fraction: With respect to each Discount Mortgage Loan, the fraction expressed as a percentage, the numerator of which is the Discount Net Mortgage Rate minus the Net Mortgage Rate (or the initial Net Mortgage Rate with respect to any Discount Mortgage Loans as to which the Mortgage Rate is modified pursuant to 3.07(a)) for such Mortgage Loan and the denominator of which is the Discount Net Mortgage Rate. The Discount Fraction with respect to each Discount Mortgage Loan is set forth as an exhibit attached to the Series Supplement.

        Discount Mortgage Loan: Any Mortgage Loan having a Net Mortgage Rate (or the initial Net Mortgage Rate) of less than the Discount Net Mortgage Rate per annum and any Mortgage Loan deemed to be a Discount Mortgage Loan pursuant to the definition of Qualified Substitute Mortgage Loan.

        Discount Net Mortgage Rate:  As defined in the Series Supplement.

        Disqualified Organization: Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, and if not otherwise included, any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) any "electing large partnership," as defined in Section 775(a) of the Code and (vi) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R
Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

        Distribution Date: The 25th day of any month beginning in the month immediately following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

     Due Date: With respect to any Distribution Date and any Mortgage Loan, the day during the related Due Period on which the Monthly Payment is due.

     Due Period: With respect to any Distribution Date, the one-month period set forth in the Series Supplement.

        Eligible Account: An account that is any of the following: (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and each Rating Agency) the registered Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, a trust account or accounts maintained in the corporate trust department of The First National Bank of Chicago, or (iv) in the case of the Certificate Account, a trust account or accounts maintained in the corporate trust division of the Trustee, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Certificate Account will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency).

     Event of Default: As defined in Section 7.01.

     Excess Bankruptcy Loss: Any Bankruptcy Loss, or portion thereof, which exceeds the then applicable Bankruptcy Amount.

     Excess Fraud Loss: Any Fraud Loss, or portion thereof, which exceeds the then applicable Fraud Loss Amount.

     Excess Special Hazard Loss: Any Special Hazard Loss, or portion thereof, that exceeds the then applicable Special Hazard Amount.

        Excess Subordinate Principal Amount: With respect to any Distribution Date on which the aggregate Certificate Principal Balance of the Class of Subordinate Certificates then outstanding with the Lowest Priority is to be reduced to zero and on which Realized Losses are to be allocated to such class or classes, the excess, if any, of (i) the amount that would otherwise be distributable in respect of principal on such class or classes of Certificates on such Distribution Date over (ii) the excess, if any, of the aggregate Certificate Principal Balance of such class or classes of Certificates immediately prior to such Distribution Date over the aggregate amount of Realized Losses to be allocated to such classes of Certificates on such Distribution Date as reduced by any amount calculated pursuant to Section 4.02(b)(i)(E). With respect to any Mortgage Pool that is comprised of two or more Loan Groups, the Excess Subordinate Principal Amount will be allocated between each Loan Group on a pro rata basis in accordance with the amount of
Realized Losses attributable to each Loan Group and allocated to the Certificates on such Distribution Date.

        Extraordinary Events: Any of the following conditions with respect to a Mortgaged Property (or, with respect to a Cooperative Loan, the Cooperative Apartment) or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

(a) losses that are of the type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.12(b) but are in excess of the coverage maintained thereunder;

(b) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

(c) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack:

1. by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

2.      by military, naval or air forces; or

3.      by an agent of any such government, power, authority or forces;

(d) any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or

(e) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

     Extraordinary Losses: Any loss incurred on a Mortgage Loan caused by or resulting from an Extraordinary Event.

     FASIT: A "financial asset securitization investment trust" within the meaning of Section 860L of the Code.

     FDIC: Federal Deposit Insurance Corporation or any successor thereto.

     FHLMC: Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

     Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 9.01, which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

        Fitch IBCA:  Fitch IBCA, Inc. or its successor in interest.

        FNMA: Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

        Foreclosure Profits: As to any Distribution Date or related Determination Date and any Mortgage Loan, the excess, if any, of Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition occurred in the related Prepayment Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined, in the case of an REO Disposition, in accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage Rate on such unpaid principal balance from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

     Fraud Losses: Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loan.

        Highest Priority: As of any date of determination, the Class of Subordinate Certificates then outstanding with the earliest priority for payments pursuant to Section 4.02(a), in the following order: Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates.

        Independent: When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Company, the Master Servicer and the Trustee, or any Affiliate thereof, (ii) does not have any direct financial interest or any material indirect financial interest in the Company, the Master Servicer or the Trustee or in an Affiliate thereof, and (iii) is not connected with the Company, the Master Servicer or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

        Initial Certificate Principal Balance: With respect to each Class of Certificates, the Certificate Principal Balance of such Class of Certificates as of the Cut-off Date, as set forth in the Series Supplement.

        Initial Monthly Payment Fund: An amount representing scheduled principal amortization and interest at the Net Mortgage Rate for the Due Date in the first Due Period commencing subsequent to the Cut-off Date for those Mortgage Loans for which the Trustee will not be entitled to receive such payment, and as more specifically defined in the Series Supplement.

        Initial Notional Amount: With respect to any Class or Subclass of Interest Only Certificates, the amount initially used as the principal basis for the calculation of any interest payment amount, as more specifically defined in the Series Supplement.

      Initial Subordinate Class Percentage: As defined in the Series Supplement.

        Insurance Proceeds: Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Insurance Policy or any other related insurance policy covering a Mortgage Loan (excluding any Certificate Policy (as defined in the Series Supplement)), to the extent such proceeds are payable to the mortgagee under the Mortgage, any Subservicer, the Master Servicer or the Trustee and are not applied to the restoration of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

     Insurer: Any named insurer under any Primary Insurance Policy or any successor thereto or the named insurer in any replacement policy.

     Interest Accrual Period: As defined in the Series Supplement.

     Interest Only Certificates: A Class or Subclass of Certificates not entitled to payments of principal, and designated as such in the Series Supplement. The Interest Only Certificates will have no Certificate Principal Balance.

        International Borrower: In connection with any Mortgage Loan, a borrower who is (a) a United States citizen employed in a foreign country, (b) a non-permanent resident alien employed in the United States or (c) a citizen of a country other than the United States with income derived from sources outside the United States.

     Junior Certificateholder: The Holder of not less than 95% of the Percentage Interests of the Junior Class of Certificates.

        Junior Class of Certificates: The Class of Subordinate Certificates outstanding as of the date of the repurchase of a Mortgage Loan pursuant to
Section 4.07 herein that has the Lowest Priority.

        Late Collections: With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

        Liquidation Proceeds: Amounts (other than Insurance Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds.

        Loan Group: Any group of Mortgage Loans designated as a separate loan group in the Series Supplement. The Certificates relating to each Loan Group will be designated in the Series Supplement.

        Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

        Lower Priority: As of any date of determination and any Class of Subordinate Certificates, any other Class of Subordinate Certificates then outstanding with a later priority for payments pursuant to Section 4.02 (a).

        Lowest Priority: As of any date of determination, the Class of Subordinate Certificates then outstanding with the latest priority for payments pursuant to Section 4.02(a), in the following order: Class B-3, Class B-2, Class B-1, Class M-3, Class M-2 and Class M-1 Certificates.

        Maturity Date: The latest possible maturity date, solely for purposes of
Section 1.860G-1(a)(4)(iii) of the Treasury regulations, by which the Certificate Principal Balance of each Class of Certificates (other than the Interest Only Certificates which have no Certificate Principal Balance) and each Uncertificated REMIC Regular Interest would be reduced to zero, as designated in the Series Supplement.

        MLCC:  Merrill Lynch Credit Corporation, or its successor in interest.

     Modified Mortgage Loan: Any Mortgage Loan that has been the subject of a Servicing Modification.

        Modified Net Mortgage Rate: As to any Mortgage Loan that is the subject of a Servicing Modification, the Net Mortgage Rate minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

        Monthly Payment: With respect to any Mortgage Loan (including any REO Property) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for Curtailments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient Valuation, or similar proceeding or any moratorium or similar waiver or grace period and before any Servicing Modification that constitutes a reduction of the interest rate on such Mortgage Loan).

        Moody's:  Moody's Investors Service, Inc., or its successor in interest.

        Mortgage: With respect to each Mortgage Note related to a Mortgage Loan which is not a Cooperative Loan, the mortgage, deed of trust or other comparable instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

        Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

        Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans originally so held being identified in the initial Mortgage Loan Schedule, and Qualified Substitute Mortgage Loans held or deemed held as part of the Trust Fund including, without limitation, (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock

Certificate, Cooperative Lease and Mortgage File and all rights appertaining thereto, and (ii) with respect to each Mortgage Loan other than a Cooperative Loan, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

     Mortgage Loan Schedule: As defined in the Series Supplement.

     Mortgage  Note:   The  originally   executed  note  or  other  evidence  of
indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

     Mortgage Pool: The pool of mortgage loans, including all Loan Groups, if any, consisting of the Mortgage Loans.

     Mortgage Rate: As to any Mortgage Loan, the interest rate borne by the related Mortgage Note, or any modification thereto other than a Servicing Modification.

     Mortgaged Property: The underlying real property securing a Mortgage Loan or, with respect to a Cooperative Loan, the related Cooperative Lease and Cooperative Stock.

     Mortgagor: The obligor on a Mortgage Note.

     Net Mortgage Rate: As to each Mortgage Loan, a per annum rate of interest equal to the Adjusted Mortgage Rate less the per annum rate at which the Servicing Fee is calculated.

     Non-Discount Mortgage Loan: A Mortgage Loan that is not a Discount Mortgage Loan.

     Non-Primary Residence Loans: The Mortgage Loans designated as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

        Non-United States Person:  Any Person other than a United States Person.

        Nonrecoverable Advance: Any Advance previously made or proposed to be made by the Master Servicer in respect of a Mortgage Loan (other than a Deleted Mortgage Loan) which, in the good faith judgment of the Master Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Master Servicer from related Late Collections, Insurance Proceeds, Liquidation Proceeds, REO Proceeds or amounts reimbursable to the Master Servicer pursuant to Section 4.02(a) hereof. The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate delivered to the Company and the Trustee.

     Nonsubserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is not subject to a Subservicing Agreement.

     Notional Amount: With respect to any Class or Subclass of Interest Only Certificates, an amount used as the principal basis for the calculation of any interest payment amount, as more specifically defined in the Series Supplement.

        Officers' Certificate: A certificate signed by the Chairman of the Board, the President or a Vice President or Assistant Vice President, or a Director or Managing Director, and by the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Company or the Master Servicer, as the case may be, and delivered to the Trustee, as required by this Agreement.

        Opinion of Counsel: A written opinion of counsel acceptable to the Trustee and the Master Servicer, who may be counsel for the Company or the Master Servicer, provided that any opinion of counsel (i) referred to in the definition of "Disqualified Organization" or (ii) relating to the qualification of any REMIC formed under the Series Supplement or compliance with the REMIC
Provisions must, unless otherwise specified, be an opinion of Independent counsel.

        Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan (including an REO Property) which was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO Disposition and which was not purchased, deleted or substituted for prior to such Due Date pursuant to Section 2.02, 2.03, 2.04 or 4.07.

        Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

        Pass-Through Rate:  As defined in the Series Supplement.

     Paying Agent: The Trustee or any successor Paying Agent appointed by the Trustee.

        Percentage Interest: With respect to any Certificate (other than a Class R Certificate), the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof or Initial Notional Amount (in the case of any Interest Only Certificate) thereof divided by the aggregate Initial Certificate Principal Balance or the aggregate of the Initial Notional Amounts, as applicable, of all the Certificates of the same Class. With respect to a Class R Certificate, the interest in distributions to be made with respect to such Class evidenced thereby, expressed as a percentage, as stated on the face of each such Certificate.

        Permitted Investments:  One or more of the following:

(i) obligations of or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

(ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

(iii)federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and provided further that, if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is the Rating Agency;

(iv) commercial paper and demand notes (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper shall have a remaining maturity of not more than 30 days;

(v) a money market fund or a qualified investment fund rated by each Rating Agency in its highest long-term rating available; and

(vi) other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency, as evidenced in writing;

provided, however, no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's, Fitch IBCA and DCR and Aaa in the case of Moody's, and references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean A-1 in the case of Standard & Poor's, P-1 in the case of Moody's, D-1 in the case of DCR and either A-1 by Standard & Poor's, P-1 by Moody's or F-1 by Fitch IBCA in the case of Fitch IBCA.

     Permitted Transferee: Any Transferee of a Class R Certificate, other than a Disqualified Organization or Non-United States Person.

        Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     Pledged Amount: With respect to any Pledged Asset Loan, the amount of money remitted to Combined Collateral LLC, at the direction of or for the benefit of the related Mortgagor.

        Pledged Asset Loan: Any Mortgage Loan supported by Pledged Assets or such other collateral, other than the related Mortgaged Property, set forth in the Series Supplement.

        Pledged Assets: With respect to any Mortgage Loan, all money, securities, security entitlements, accounts, general intangibles, instruments, documents, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description pledged by Combined Collateral LLC as security in respect of any Realized Losses in connection with such Mortgage Loan up to the Pledged Amount for such Mortgage Loan, and any related collateral, or such other collateral as may be set forth in the Series Supplement.

        Pledged Asset Mortgage Servicing Agreement: The Pledged Asset Mortgage Servicing Agreement, dated as of February 28, 1996 between MLCC and the Master Servicer.

        Pooling and Servicing Agreement or Agreement: With respect to any Series, this Standard Terms together with the related Series Supplement.

     Pool Stated Principal Balance: As to any Distribution Date, the aggregate of the Stated Principal Balances of each Mortgage Loan.

        Pool Strip Rate: With respect to each Mortgage Loan, a per annum rate equal to the excess of (a) the Net Mortgage Rate of such Mortgage Loan over (b) the Discount Net Mortgage Rate (but not less than 0.00%) per annum.

        Prepayment Distribution Trigger: With respect to any Distribution Date and any Class of Subordinate Certificates (other than the Class M-1 Certificates), a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of such Class and each Class of Subordinate Certificates with a Lower Priority than such Class immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to the sum of the related Initial Subordinate Class Percentages of such Classes of Subordinate Certificates.

        Prepayment Interest Shortfall: As to any Distribution Date and any Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the related Prepayment Period, an amount equal to the excess of one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage
Loan) on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) paid by the Mortgagor for such Prepayment Period to the date of such Principal Prepayment in Full or (b) a Curtailment during the prior calendar month, an amount equal to one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount of such Curtailment.

     Prepayment Period: As to any Distribution Date, the calendar month preceding the month of distribution.

     Primary  Insurance  Policy:   Each  primary  policy  of  mortgage  guaranty
insurance or any replacement policy therefor referred to in Section 2.03(b)(iv) and (v).

     Principal Only Certificates: A Class of Certificates not entitled to payments of interest, and more specifically designated as such in the Series Supplement.

        Principal Prepayment: Any payment of principal or other recovery on a Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

     Principal Prepayment in Full: Any Principal Prepayment of the entire principal balance of a Mortgage Loan.

     Program Guide: Collectively, the Client Guide and the Servicer Guide for Residential Funding's Expanded Criteria Mortgage Program.

        Purchase Price: With respect to any Mortgage Loan (or REO Property) required to be or otherwise purchased on any date pursuant to Section 2.02, 2.03, 2.04 or 4.07, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances and (ii) unpaid accrued interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee is calculated in the case of a Modified Mortgage Loan) (or at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) in the case of a purchase made by the Master Servicer) on the Stated Principal Balance thereof to the Due Date in the Due Period related to the Distribution Date occurring in the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

        Qualified Substitute Mortgage Loan: A Mortgage Loan substituted by Residential Funding or the Company for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee, with a copy to the Custodian,

        (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by Residential Funding in the Custodial Account in the month of substitution);

         (ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution;

         (iii) have a Loan-to-Value  Ratio at the time of substitution no higher
               than  that  of  the  Deleted   Mortgage   Loan  at  the  time  of
               substitution;

         (iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan;

         (v) comply with each representation and warranty set forth in Sections 2.03 and 2.04 hereof and Section 4 of the Assignment Agreement; and

         (vi) have a Pool Strip Rate equal to or greater than that of the Deleted Mortgage Loan.

Notwithstanding any other provisions herein, (x) with respect to any Qualified Substitute Mortgage Loan substituted for a Deleted Mortgage Loan which was a Discount Mortgage Loan, such Qualified Substitute Mortgage Loan shall be deemed to be a Discount Mortgage Loan and to have a Discount Fraction equal to the Discount Fraction of the Deleted Mortgage Loan and (y) in the event that the "Pool Strip Rate" of any Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" is greater than the Pool Strip Rate of the related Deleted Mortgage Loan

        (i) the Pool Strip Rate of such Qualified Substitute Mortgage Loan shall be equal to the Pool Strip Rate of the related Deleted Mortgage Loan for purposes of calculating the Pass-Through Rate on the Class A-V Certificates and

        (ii) the excess of the Pool Strip Rate on such Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" over the Pool Strip Rate on the related Deleted Mortgage Loan shall be payable to the Class R Certificates pursuant to Section 4.02 hereof.

        Rating Agency: Each of the statistical credit rating agencies specified in the Preliminary Statement of the Series Supplement. If any agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Company, notice of which designation shall be given to the Trustee and the Master Servicer.

        Realized Loss:  With respect to each Mortgage Loan (or REO Property):

          (a) as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced to Certificateholders up to the Due Date in the Due Period related to the Distribution Date on which such Realized Loss will be allocated pursuant to Section 4.05 on the Stated Principal Balance of such Mortgage Loan (or REO Property) outstanding during each Due

               Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation (or REO Disposition) occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Subservicer with respect to related Advances or expenses as to which the Master Servicer or Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed,

        (b) which is the subject of a Servicing Modification, (i) the amount by which the interest portion of a Monthly Payment or the principal balance of such Mortgage Loan was reduced, and (ii) any such amount with respect to a Monthly Payment that was or would have been due in the month immediately following the month in which a Principal Prepayment or the Purchase Price of such Mortgage Loan is received or is deemed to have been received,

        (c) which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation, or

        (d) which has become the object of a Debt Service Reduction, the amount of such Debt Service Reduction.

Notwithstanding the above, neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Realized Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage
Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

        Record Date: With respect to each Distribution Date, the close of business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs.

     Regular Certificate: Any of the Certificates other than a Class R Certificate.

     REMIC: A "real estate  mortgage  investment  conduit" within the meaning of
Section 860D of the Code.

        REMIC Administrator: Residential Funding Corporation. If Residential Funding Corporation is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC Administrator under this Agreement the Master Servicer or Trustee acting as Master Servicer shall appoint a successor REMIC Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

        REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

        REO Acquisition: The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

        REO Disposition: As to any REO Property, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

        REO Imputed Interest: As to any REO Property, for any period, an amount equivalent to interest (at the Net Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

        REO Proceeds: Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

        REO Property: A Mortgaged Property acquired by the Master Servicer through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

        Request for Release: A request for release, the forms of which are attached as Exhibit F hereto, or an electronic request in a form acceptable to the Custodian.

        Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement, the Program Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

        Required Surety Payment: With respect to any Additional Collateral Loan that becomes a Liquidated Mortgage Loan, the lesser of (i) the principal portion of the Realized Loss with respect to such Mortgage Loan and (ii) the excess, if any, of (a) the amount of Additional Collateral required at origination with respect to such Mortgage Loan over (b) the net proceeds realized by the Subservicer from the related Additional Collateral.

     Residential   Funding:   Residential   Funding   Corporation,   a  Delaware
corporation, in its capacity as seller of the Mortgage Loans to the Company and any successor thereto.

        Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred.

        Retail Certificates: A Senior Certificate, if any, offered in smaller minimum denominations than other Senior Certificates, and designated as such in the Series Supplement.

        Schedule of Discount Fractions: The schedule setting forth the Discount Fractions with respect to the Discount Mortgage Loans, attached as an exhibit to the Series Supplement.

     Security Agreement: With respect to a Cooperative Loan, the agreement creating a security interest in favor of the originator in the related Cooperative Stock.

     Seller: As to any Mortgage Loan, a Person, including any Subservicer, that executed a Seller's Agreement applicable to such Mortgage Loan.

        Seller's Agreement: An agreement for the origination and sale of Mortgage Loans generally in the form of the Seller Contract referred to or contained in the Program Guide, or in such other form as has been approved by the Master Servicer and the Company, each containing representations and warranties in respect of one or more Mortgage Loans consistent in all material respects with those set forth in the Program Guide.

        Senior Accelerated Distribution Percentage: With respect to any Distribution Date occurring on or prior to the 60th Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, any Loan Group, 100%. With respect to any Distribution Date thereafter and any such Loan Group, if applicable, as follows:

(i) for any Distribution Date after the 60th Distribution Date but on or prior to the 72nd Distribution Date, the related Senior Percentage for such Distribution Date plus 70% of the related Subordinate Percentage for such Distribution Date;

(ii) for any Distribution Date after the 72nd Distribution Date but on or prior to the 84th Distribution Date, the related Senior Percentage for such Distribution Date plus 60% of the related Subordinate Percentage for such Distribution Date;

(iii) for any Distribution Date after the 84th Distribution Date but on or prior to the 96th Distribution Date, the related Senior Percentage for such Distribution Date plus 40% of the related Subordinate Percentage for such Distribution Date;

(iv) for any Distribution Date after the 96th Distribution Date but on or prior to the 108th Distribution Date, the related Senior Percentage for such Distribution Date plus 20% of the related Subordinate Percentage for such Distribution Date; and

(v) for any Distribution Date thereafter, the Senior Percentage for such Distribution Date;

provided, however,

        (i) that any scheduled reduction to the Senior Accelerated Distribution Percentage described above shall not occur as of any Distribution Date unless either

               (a)(1)(X) the outstanding principal balance of the Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Subordinate Certificates, is less than 50% or (Y) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 2% and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 30%, 35%, 40%, 45% or 50%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates or

                (b)(1) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 4% and
        (2) Realized Losses on the Mortgage Loans to date for such Distribution Date, if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 10%, 15%, 20%, 25% or 30%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates, and

        (ii) that for any Distribution Date on which the Senior Percentage is greater than the Senior Percentage as of the Closing Date, the Senior Accelerated Distribution Percentage for such Distribution Date shall be 100%, or, if the Mortgage Pool is comprised of two or more Loan Groups, for any Distribution Date on which the weighted average of the Senior Percentages for each Loan Group, weighted on the basis of the Stated Principal Balances of the Mortgage Loans in the related Loan Group, exceeds the weighted average of the initial Senior Percentages (calculated on such basis) for each Loan Group, each of the Senior Accelerated Distribution Percentages for such Distribution Date will equal 100%.

Notwithstanding the foregoing, upon the reduction of the Certificate Principal Balances of the related Senior Certificates (other than the Class A-P Certificates, if any) to zero, the related Senior Accelerated Distribution Percentage shall thereafter be 0%.

        Senior Certificate:  As defined in the Series Supplement.

        Senior Percentage: As defined in the Series Supplement.

     Senior Support  Certificate:  A Senior Certificate that provides additional
credit  enhancement  to  certain  other  classes  of  Senior   Certificates  and
designated as such in the Preliminary Statement of the Series Supplement.

     Series: All of the Certificates issued pursuant to a Pooling and Servicing Agreement and bearing the same series designation.

     Series Supplement: The agreement into which this Standard Terms is incorporated and pursuant to which, together with this Standard Terms, a Series of Certificates is issued.

     Servicing Accounts: The account or accounts created and maintained pursuant to Section 3.08.

        Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Master Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Sections 3.01, 3.08, 3.12(a) and 3.14, including, if the Master Servicer or any Affiliate of the Master Servicer provides services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

        Servicing Fee: With respect to any Mortgage Loan and Distribution Date, the fee payable monthly to the Master Servicer in respect of master servicing compensation that accrues at an annual rate designated on the Mortgage Loan Schedule as the "MSTR SERV FEE" for such Mortgage Loan, as may be adjusted with respect to successor Master Servicers as provided in Section 7.02.

        Servicing Modification: Any reduction of the interest rate on or the outstanding principal balance of a Mortgage Loan that is in default, or for which, in the judgment of the Master Servicer, default is reasonably foreseeable, pursuant to a modification of such Mortgage Loan in accordance with
Section 3.07(a).

        Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

        Special Hazard Loss: Any Realized Loss not in excess of the cost of the lesser of repair or replacement of a Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) suffered by such Mortgaged Property (or Cooperative Apartment) on account of direct physical loss, exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to Section 3.12(a), except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

        Standard & Poor's: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

        Stated Principal Balance: With respect to any Mortgage Loan or related REO Property, at any given time, (i) the Cut-off Date Principal Balance of the Mortgage Loan, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending prior to the most recent Distribution Date which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds,

Liquidation Proceeds and REO Proceeds, to the extent applied by the Master Servicer as recoveries of principal in accordance with Section 3.14 with respect to such Mortgage Loan or REO Property, in each case which were distributed pursuant to Section 4.02 on any previous Distribution Date, and (c) any Realized Loss allocated to Certificateholders with respect thereto for any previous Distribution Date.

        Subclass: With respect to the Class A-V Certificates, any Subclass thereof issued pursuant to Section 5.01(c). Any such Subclass will represent the Uncertificated Class A-V REMIC Regular Interest or Interests specified by the initial Holder of the Class A-V Certificates pursuant to Section 5.01(c).

        Subordinate Certificate: Any one of the Class M Certificates or Class B Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B and Exhibit C, respectively.

        Subordinate Class Percentage: With respect to any Distribution Date and any Class of Subordinate Certificates, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of such Class of Subordinate Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

        Subordinate Percentage: As of any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, any Loan Group, 100% minus the related Senior Percentage as of such Distribution Date.

     Subserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is subject to a Subservicing Agreement.

        Subservicer: Any Person with whom the Master Servicer has entered into a Subservicing Agreement and who generally satisfied the requirements set forth in the Program Guide in respect of the qualification of a Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

        Subservicer  Advance:  Any  delinquent   installment  of  principal  and
interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

     Subservicing Account: An account established by a Subservicer in accordance with Section 3.08.

        Subservicing Agreement: The written contract between the Master Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02, generally in the form of the servicer contract referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Company. With respect to Additional Collateral Loans subserviced by MLCC, the Subservicing Agreement shall also include the Addendum and Assignment Agreement and the Pledged Asset Mortgage Servicing Agreement. With respect to any Pledged Asset Loan subserviced by GMAC

Mortgage Corporation, the Addendum and Assignment Agreement, dated as of November 24, 1998, between the Master Servicer and GMAC Mortgage Corporation, as such agreement may be amended from time to time.

        Subservicing Fee: As to any Mortgage Loan, the fee payable monthly to the related Subservicer (or, in the case of a Nonsubserviced Mortgage Loan, to the Master Servicer) in respect of subservicing and other compensation that accrues at an annual rate equal to the excess of the Mortgage Rate borne by the related Mortgage Note over the rate per annum designated on the Mortgage Loan Schedule as the "CURR NET" for such Mortgage Loan.

     Surety: Ambac, or its successors in interest, or such other surety as may be identified in the Series Supplement.

        Surety Bond: The Limited Purpose Surety Bond (Policy No. AB0039BE), dated February 28, 1996 in respect to Mortgage Loans originated by MLCC, or the Surety Bond (Policy No. AB0240BE), dated March 17, 1999 in respect to Mortgage Loans originated by Novus Financial Corporation, in each case issued by Ambac for the benefit of certain beneficiaries, including the Trustee for the benefit of the Holders of the Certificates, but only to the extent that such Surety Bond covers any Additional Collateral Loans, or such other Surety Bond as may be identified in the Series Supplement.

        Tax Returns: The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of any REMIC formed under the Series Supplement and under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

     Transfer: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

     Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

     Transferor: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

     Trust Fund: The segregated pool of assets related to a Series, with respect to which one or more REMIC elections are to be made pursuant to this Agreement, consisting of:

(i) the Mortgage Loans and the related Mortgage Files and collateral securing such Mortgage Loans,

(ii) all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust
        Fund,   including  the  proceeds  from  the
          liquidation of Additional Collateral for any Additional Collateral Loan or Pledged Assets for any Pledged Asset Loan, but not including amounts on deposit in the Initial Monthly Payment Fund,

(iii) property that secured a Mortgage Loan and that has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

(iv) the hazard insurance policies and Primary Insurance Policies, if any, the Pledged Assets with respect to each Pledged Asset Loan, and the interest in the Surety Bond transferred to the Trustee pursuant to
        Section 2.01, and

(v) all proceeds of clauses (i) through (iv) above.

        Uniform Single Attestation Program for Mortgage Bankers: The Uniform Single Attestation Program for Mortgage Bankers, as published by the Mortgage Bankers Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

        Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

        United States Person: A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States, any state thereof, or the District of Columbia (except in the case of a partnership, to the extent provided in Treasury regulations) or any political subdivision thereof, or an estate that is described in Section 7701(a)(30)(D) of the Code, or a trust that is described in
Section 7701(a)(30)(E) of the Code.

     Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate, and more specifically designated in
Article XI of the Series Supplement.

Section 1.02.  Use of Words and Phrases.

        "Herein," "hereby," "hereunder," `hereof," "hereinbefore," "hereinafter" and other equivalent words refer to the Pooling and Servicing Agreement as a whole. All references herein to Articles, Sections or Subsections shall mean the corresponding Articles, Sections and Subsections in the Pooling and Servicing Agreement. The definition set forth herein include both the singular and the plural.

                                   ARTICLE II



                          CONVEYANCE OF MORTGAGE LOANS;

                        ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.  Conveyance of Mortgage Loans.

(a) The Company, concurrently with the execution and delivery hereof, does hereby assign to the Trustee without recourse all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date). In connection with such transfer and assignment, the Company does hereby deliver to the Trustee the Certificate Policy (as defined in the Series Supplement), if any.

(b) In connection with such assignment, except as set forth in Section 2.01(c) and subject to Section 2.01(d) below, the Company does hereby deliver to, and deposit with, the Trustee, or to and with one or more Custodians, as the duly appointed agent or agents of the Trustee for such purpose, the following documents or instruments (or copies thereof as permitted by this Section) (I) with respect to each Mortgage Loan so assigned (other than a Cooperative Loan):

(i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

(ii) The original Mortgage with evidence of recording indicated thereon or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded;

(iii) An original Assignment of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment certified by the public recording office in which such assignment has been recorded;

(iv) The original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee or a copy of such assignment or assignments of the Mortgage certified by the public recording office in which such assignment or assignments have been recorded; and

(v) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement certified by the public recording office in which such document has been recorded.

        and (II) with respect to each Cooperative Loan so assigned:

(i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

(ii) A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

(iii) The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

(iv) The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

(v)     The Security Agreement;

(vi) Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

(vii) Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

(viii) An executed assignment of the interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

(ix) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

(x) An executed UCC-1 financing statement showing the Master Servicer as debtor, the Company as secured party and the Trustee as assignee and an executed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

(c) The Company may, in lieu of delivering the documents set forth in Section 2.01(b)(I)(iv) and (v) and Section (b)(II)(ii), (iv), (vii), (ix) and (x) to the Trustee or the Custodian or Custodians, deliver such documents to the Master Servicer, and the Master Servicer shall hold such documents in trust for the use and benefit of all present and future

Certificateholders until such time as is set forth below. Within thirty Business Days following the earlier of (i) the receipt of the original of each of the documents or instruments set forth in Section 2.01(b)(I)(iv) and (v) and Section
(b)(II)(ii), (iv), (vii), (ix) and (x) (or copies thereof as permitted by such Section) for any Mortgage Loan and (ii) a written request by the Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the Master Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

(d) In connection with any Mortgage Loan, if the Company cannot deliver the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof certified by the public recording office) with evidence of recording thereon concurrently with the execution and delivery of this Agreement because of (i) a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, or (ii) a delay in the receipt of certain information necessary to prepare the related assignments, the Company shall deliver or cause to be delivered to the Trustee or the respective Custodian a true and correct photocopy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

        The Company shall promptly cause to be recorded in the appropriate public office for real property records the Assignment referred to in clause
(I)(iii) of Section 2.01(b), except in states where, in the opinion of counsel acceptable to the Trustee and the Master Servicer, such recording is not required to protect the Trustee's interests in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Company or the originator of such Mortgage Loan and shall promptly cause to be filed the Form UCC-3 assignment and UCC-1 financing statement referred to in clause (II)(vii) and (x), respectively, of Section 2.01(b). If any Assignment, Form UCC-3 or Form UCC-1, as applicable, is lost or returned unrecorded to the Company because of any defect therein, the Company shall prepare a substitute Assignment, Form UCC-3 or Form UCC-1, as applicable, or cure such defect, as the case may be, and cause such Assignment to be recorded in accordance with this paragraph. The Company shall promptly deliver or cause to be delivered to the Trustee or the respective Custodian such Mortgage or Assignment or Form UCC-3 or Form UCC-1, as applicable, (or copy thereof certified by the public recording office) with evidence of recording indicated thereon upon receipt thereof from the public recording office or from the related Subservicer. In connection with its servicing of Cooperative Loans, the Master Servicer will use its best efforts to file timely continuation statements with regard to each financing statement and assignment relating to Cooperative Loans as to which the related Cooperative Apartment is located outside of the State of New York.

        If the Company delivers to the Trustee or Custodian any Mortgage Note or Assignment of Mortgage in blank, the Company shall, or shall cause the Custodian to, complete the endorsement of the Mortgage Note and the Assignment of Mortgage in the name of the Trustee within 45 days after the Closing Date, as contemplated by Section 2.02.

        Any of the  items  set  forth  in  Sections  2.01(b)(I)(iv)  and (v) and
(II)(vi) and (vii) and that may be delivered as a copy rather than the original may be delivered to the Trustee or the Custodian.

(e) Residential Funding hereby assigns to the Trustee its security interest in and to any Additional Collateral or Pledged Assets, its right to receive amounts due or to become due in respect of any Additional Collateral or Pledged Assets pursuant to the related Subservicing Agreement and its rights as beneficiary under the Surety Bond in respect of any Additional Collateral Loans. With respect to any Additional Collateral Loan or Pledged Asset Loan, Residential Funding shall cause to be filed in the appropriate recording office a UCC-3 statement giving notice of the assignment of the related security interest to the Trust Fund and shall thereafter cause the timely filing of all necessary continuation statements with regard to such financing statements.

(f) It is intended that the conveyance by the Company to the Trustee of the Mortgage Loans as provided for in this Section 2.01 be and the Uncertificated REMIC Regular Interests, if any (as provided for in Section 2.06), be construed as a sale by the Company to the Trustee of the Mortgage Loans and any
Uncertificated REMIC Regular Interests for the benefit of the Certificateholders. Further, it is not intended that such conveyance be deemed to be a pledge of the Mortgage Loans and any Uncertificated REMIC Regular Interests by the Company to the Trustee to secure a debt or other obligation of the Company. However, if the Mortgage Loans and any Uncertificated REMIC Regular Interests are held to be property of the Company or of Residential Funding, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans and any Uncertificated REMIC Regular Interests, then it is intended that (a) this Agreement shall be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in Section 2.01 shall be deemed to be, and hereby is, (1) a grant by the Company to the Trustee of a security interest in all of the Company's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to any and all general intangibles, accounts, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property and other property of whatever kind or description now existing or hereafter acquired consisting of, arising from or relating to any of the following: (A) the Mortgage Loans, including (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate and Cooperative Lease, (ii) with respect to each Mortgage Loan other than a Cooperative Loan, the related Mortgage Note and Mortgage, and (iii) any insurance policies and all other documents in the related Mortgage File, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof, (C) any Uncertificated REMIC Regular Interests and (D) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Company to the Trustee of any security interest in any and all of Residential Funding's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B), (C) and (D) granted by Residential Funding to the Company pursuant to the Assignment Agreement; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, negotiable documents, goods, letters of credit, advices of credit, investment property, certificated securities or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Minnesota Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Sections 8-106, 9-305 and 9-115 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for (as applicable) the Trustee for the purpose of perfecting such security interest under applicable law.

        The Company and, at the Company's direction, Residential Funding and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were determined to create a security interest in the Mortgage Loans, any Uncertificated REMIC Regular Interests and the other property described above, such security interest would be determined to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Company shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Company, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage Loans and any Uncertificated REMIC Regular Interests, as evidenced by an Officers' Certificate of the Company, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of Residential Funding, the Company or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name), (2) any change of location of the place of business or the chief executive office of Residential Funding or the Company, (3) any transfer of any interest of Residential Funding or the Company in any Mortgage Loan or (4) any transfer of any interest of Residential Funding or the Company in any Uncertificated REMIC Regular Interest.

(g) The Master Servicer hereby acknowledges the receipt by it of the Initial Monthly Payment Fund. The Master Servicer shall hold such Initial Monthly Payment Fund in the Custodial Account and shall include such Initial Monthly Payment Fund in the Available Distribution Amount for the initial Distribution Date. Notwithstanding anything herein to the contrary, the Initial Monthly Payment Fund shall not be an asset of any REMIC. To the extent that the Initial Monthly Payment Fund constitutes a reserve fund for federal income tax purposes,
(1) it shall be an outside reserve fund and not an asset of any REMIC, (2) it shall be owned by the Seller and (3) amounts transferred by any REMIC to the Initial Monthly Payment Fund shall be treated as transferred to the Seller or any successor, all within the meaning of Section 1.860G-2(h) of the Treasury Regulations.

(h) The Company agrees that the sale of each Pledged Asset Loan pursuant to this Agreement will also constitute the assignment, sale, setting-over, transfer and conveyance to the Trustee, without recourse (but subject to the Company's covenants, representations and warranties specifically provided herein), of all of the Company's obligations and all of the Company's right, title and interest in, to and under, whether now existing or hereafter acquired as owner of the Mortgage Loan with respect to all money, securities, security entitlements, accounts, general intangibles, instruments, documents, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description consisting of, arising from or related to (i) the Assigned Contracts, (ii) all rights, powers and remedies of the Company as owner of such Mortgage Loan under or in connection with the Assigned Contracts, whether arising under the terms of such Assigned Contracts, by statute, at law or in equity, or otherwise arising out of any default by the Mortgagor under or in connection with the Assigned Contracts, including all rights to exercise any election or option or to make any decision or determination or to give or receive any notice, consent, approval or waiver thereunder, (iii) all security interests in and lien of the Company as owner of such Mortgage Loan in the Pledged Amounts and all money, securities, security entitlements, accounts, general intangibles, instruments, documents, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description and all cash and non-cash proceeds of the sale, exchange, or redemption of, and all stock or conversion rights, rights to subscribe, liquidation dividends or preferences, stock dividends, rights to interest, dividends, earnings, income, rents, issues, profits, interest payments or other distributions of cash or other property that is credited to the Custodial Account, (iv) all documents, books and records concerning the foregoing (including all computer programs, tapes, disks and related items containing any such information) and (v) all insurance proceeds (including proceeds from the Federal Deposit Insurance Corporation or the Securities Investor Protection Corporation or any other insurance company) of any of the foregoing or replacements thereof or substitutions therefor, proceeds of proceeds and the conversion, voluntary or involuntary, of any thereof. The foregoing transfer, sale, assignment and conveyance does not constitute and is not intended to result in the creation, or an assumption by the Trustee, of any obligation of the Company, or any other person in connection with the Pledged Assets or under any agreement or instrument relating thereto, including any obligation to the Mortgagor, other than as owner of the Mortgage Loan.

Section 2.02.  Acceptance by Trustee.

        The Trustee acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(b)(i) through (iii) above (except that for purposes of such acknowledgement only, a Mortgage Note may be endorsed in blank and an Assignment of Mortgage may be in blank) and declares that it, or a Custodian as its agent, holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, or a Custodian as its agent, and the rights of Residential Funding with respect to any Pledged Assets, Additional Collateral and the Surety Bond assigned to the Trustee pursuant to Section 2.01, in trust for the use and benefit of all present and future Certificateholders. The Trustee or Custodian (such Custodian being so obligated under a Custodial
Agreement) agrees, for the benefit of Certificateholders, to review each Mortgage File delivered to it pursuant to Section 2.01(b) within 45 days after the Closing Date to ascertain that all required documents (specifically as set forth in Section 2.01(b)), have been executed and received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it. Upon delivery of the Mortgage Files by the Company or the Master Servicer, the Trustee shall acknowledge receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(c) above. The Trustee or Custodian (such Custodian being so obligated under a Custodial
Agreement)  agrees to review  each  Mortgage  File  delivered  to it pursuant to
Section 2.01(c) within 45 days after receipt thereof to ascertain that all documents required to be delivered pursuant to such Section have been received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it.

        If the Custodian, as the Trustee's agent, finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, the Trustee shall promptly so notify the Master Servicer and the Company. Pursuant to Section 2.3 of the Custodial Agreement, the Custodian will notify the Master Servicer, the Company and the Trustee of any such omission or defect found by it in respect of any Mortgage File held by it. The Master Servicer shall promptly notify the related Subservicer or Seller of such omission or defect and request that such Subservicer or Seller correct or cure such omission or defect within 60 days from the date the Master Servicer was notified of such omission or defect and, if such Subservicer or Seller does not correct or cure such omission or defect within such period, that such Subservicer or Seller purchase such Mortgage Loan from the Trust Fund at its Purchase Price, in either case within 90 days from the date the Master Servicer was notified of such omission or defect; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The Purchase Price for any such Mortgage Loan, whether purchased by the Seller or the Subservicer, shall be deposited or caused to be deposited by the Master Servicer in the Custodial Account maintained by it pursuant to Section 3.07 and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Seller or its designee or the Subservicer or its designee, as the case may be, any Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be part of the Trust Fund. It is understood and agreed that the obligation of the Seller or the Subservicer, as the case may be, to so cure or purchase any Mortgage Loan as to which a material defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to Certificateholders or the Trustee on behalf of the Certificateholders. Notwithstanding the foregoing, it is understood and agreed that the Master Servicer shall use its best efforts to substitute, within 60 days of the Closing Date, Qualified Substitute Mortgage Loans to replace any of the Mortgage Loans identified on Schedule I hereto with respect to which any document or documents constituting a part of the Mortgage File are missing or defective in any material respect if the Master Servicer cannot cure such omission or defect within such 60 day period.

Section 2.03.  Representations, Warranties and Covenants
                      of the Master Servicer and the Company.

(a) The Master Servicer hereby represents and warrants to the Trustee for the benefit of the Certificateholders that:

(i) The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

(ii) The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's Certificate of Incorporation or Bylaws or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

(iii) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Company, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

(iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

(v) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

(vi) The Master Servicer will comply in all material respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

(vii) No information, certificate of an officer, statement furnished in writing or report delivered to the Company, any Affiliate of the Company or the Trustee by the Master Servicer will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading; and

(viii) The Master Servicer has examined each existing, and will examine each new, Subservicing Agreement and is or will be familiar with the terms thereof. The terms of each existing Subservicing Agreement and each designated Subservicer are acceptable to the Master Servicer and any new Subservicing Agreements will comply with the provisions of Section 3.02.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

        Upon discovery by either the Company, the Master Servicer, the Trustee or any Custodian of a breach of any representation or warranty set forth in this
Section 2.03(a) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 90 days of its discovery or its receipt of notice of such breach, the Master Servicer shall either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a related document, purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The obligation of the Master Servicer to cure such breach or to so purchase such Mortgage Loan shall constitute the sole remedy in respect of a breach of a representation and warranty set forth in this Section 2.03(a) available to the Certificateholders or the Trustee on behalf of the Certificateholders.

(b) Representations and warranties relating to the Mortgage Loans are set forth in Section 2.03(b) of the Series Supplement.

Section 2.04.  Representations and Warranties of Sellers.

        The Company, as assignee of Residential Funding under the Assignment Agreement, hereby assigns to the Trustee for the benefit of Certificateholders all of its right, title and interest in respect of the Assignment Agreement and each Seller's Agreement applicable to a Mortgage Loan. Insofar as the Assignment Agreement or such Seller's Agreement relates to the representations and warranties made by Residential Funding or the related Seller in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificateholders. Upon the discovery by the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties made in a Seller's Agreement or the Assignment Agreement (which, for purposes hereof, will be deemed to include any other cause giving rise to a repurchase obligation under the Assignment Agreement) in respect of any Mortgage Loan which materially and adversely affects the interests of the Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). The Master Servicer shall promptly notify the related Seller or Residential Funding, as the case may be, of such breach and request that such Seller or Residential Funding, as the case may be, either (i) cure such breach in all material respects within 90 days from the date the Master Servicer was notified of such breach or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that in the case of a breach under the Assignment Agreement Residential Funding shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure, repurchase or substitution must occur within 90 days from the date the breach was discovered. In the event that Residential Funding elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this Section 2.04, Residential Funding shall deliver to the Trustee for the benefit of the Certificateholders with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed as required by
Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to Residential Funding on the next succeeding Distribution Date. For the month of substitution, distributions to the Certificateholders will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter Residential Funding shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the Schedule of Discount Fractions, for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the amended Schedule of Discount Fractions, to the Trustee. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related Subservicing Agreement in all respects, the related Seller shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in the related Seller's Agreement as of the date of substitution, and the Company and the Master Servicer shall be deemed to have made with respect to any Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in this
Section 2.04, in Section 2.03 hereof and in Section 4 of the Assignment Agreement, and the Master Servicer shall be obligated to repurchase or substitute for any Qualified Substitute Mortgage Loan as to which a Repurchase Event (as defined in the Assignment Agreement) has occurred pursuant to Section 4 of the Assignment Agreement.

        In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Certificateholders in the month of substitution). Residential Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor. Residential Funding shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and (subject to Section 10.01(f)) by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) any portion of any REMIC to fail to qualify as such at any time that any Certificate is outstanding.

        It is understood and agreed that the obligation of the Seller or Residential Funding, as the case may be, to cure such breach or purchase (or in the case of Residential Funding to substitute for) such Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of Certificateholders. If the Master Servicer is Residential Funding, then the Trustee shall also have the right to give the notification and require the purchase or substitution provided for in the second preceding paragraph in the event of such a breach of a representation or warranty made by Residential Funding in the Assignment Agreement. In connection with the purchase of or substitution for any such Mortgage Loan by Residential Funding, the Trustee shall assign to Residential Funding all of the right, title and interest in respect of the Seller's Agreement and the Assignment Agreement applicable to such Mortgage Loan.

                                  ARTICLE III



                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

Section 3.01.  Master Servicer to Act as Servicer.

(a) The Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans and shall have full power and authority, acting alone or through Subservicers as provided in Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged Property to the related Insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties. Notwithstanding the foregoing, subject to Section 3.07(a), the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment in Full pursuant to
Section 3.13(d) hereof) and cause any REMIC formed under the Series Supplement to fail to qualify as a REMIC under the Code. The Trustee shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans. The Trustee shall not be liable for any action taken by the Master Servicer or any Subservicer pursuant to such powers of attorney. In servicing and administering any Nonsubserviced Mortgage Loan, the Master Servicer shall, to the extent not inconsistent with this Agreement, comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof. In connection with servicing and administering the Mortgage Loans, the Master Servicer and any Affiliate of the Master Servicer (i) may perform services such as appraisals and brokerage services that are not customarily provided by servicers of mortgage loans, and shall be entitled to reasonable compensation therefor in accordance with Section 3.10 and (ii) may, at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

(b) All costs incurred by the Master Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

(c) The Master Servicer may enter into one or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the Certificates providing for the payment by the Master Servicer of amounts received by the Master Servicer as servicing compensation hereunder and required to cover certain Prepayment Interest Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

Section 3.02. Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of Subservicers' and Sellers' Obligations.

(a) The Master Servicer may continue in effect Subservicing Agreements entered into by Residential Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new Subservicing Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans. Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Master Servicer in respect of such Mortgage Loan. For any Mortgage Loan that is a Nonsubserviced Mortgage Loan, the Master Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Each Subservicing Agreement will be upon such terms and conditions as are generally required or permitted by the Program Guide and are not inconsistent with this Agreement and as the Master Servicer and the Subservicer have agreed. A representative form of Subservicing Agreement is attached to this Agreement as Exhibit E. With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer will remain obligated under the related Subservicing Agreement. The Master Servicer and a Subservicer may enter into amendments thereto or a different form of Subservicing Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master Servicer to modify or enter into different Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the Certificateholders.

(b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement and of each Seller under the related Seller's Agreement, to the extent that the non-performance of any such obligation would have a material and adverse effect on a Mortgage Loan, including, without limitation, the obligation to purchase a Mortgage Loan on account of defective documentation, as described in Section 2.02, or on account of a breach of a representation or warranty, as described in Section 2.04. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements or Seller's Agreements, as appropriate, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or
(ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

Section 3.03.  Successor Subservicers.

        The Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Master Servicer or the Subservicer, the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement. If the Master Servicer or any Affiliate of Residential Funding acts as servicer, it will not assume liability for the representations and warranties of the Subservicer which it replaces. If the Master Servicer enters into a Subservicing Agreement with a successor
Subservicer, the Master Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the representations and warranties made by the terminated Subservicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Subservicer, the Master Servicer may, in the exercise of its business judgment, release the terminated Subservicer from liability for such representations and warranties.

Section 3.04.  Liability of the Master Servicer.

        Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee and the Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer or the Company and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a Subservicer or Seller for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

Section 3.05.  No Contractual Relationship Between Subservicer and
                      Trustee or Certificateholders.

        Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master Servicer alone and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3.06. The foregoing provision shall not in any way limit a Subservicer's obligation to cure an omission or defect or to repurchase a Mortgage Loan as referred to in Section
2.02 hereof.

Section 3.06.  Assumption or Termination of Subservicing Agreements by Trustee.

(a) If the Master Servicer shall for any reason no longer be the master servicer (including by reason of an Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer under each Subservicing Agreement that may have been entered into. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to the Subservicing Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

(b) The Master Servicer shall, upon request of the Trustee but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

Section 3.07.  Collection of Certain Mortgage Loan Payments;
                      Deposits to Custodial Account.

(a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance with the Program Guide; provided, however, that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary Insurance Policy or materially adversely affect the lien of the related Mortgage. In the event of any such arrangement, the Master Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the Holders of the Classes of Certificates affected thereby; provided, however, that no such extension shall be made if any such advance would be a Nonrecoverable Advance. Consistent with the terms of this Agreement, the Master Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders (taking into account any estimated Realized Loss that might result absent such action); provided, however, that the Master Servicer may not modify materially or permit any Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage Loan), or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable; and provided, further, that no such modification shall reduce the interest rate on a Mortgage Loan below the sum of the Pool Strip Rate and the sum of the rates at which the Servicing Fee and the Subservicing Fee with respect to such Mortgage Loan accrues. In connection with any Curtailment of a Mortgage Loan, the Master Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be reamortized such that the Monthly Payment is recalculated as an amount that will fully amortize the remaining Stated Principal Balance thereof by the original Maturity Date based on the original Mortgage Rate; provided, that such re-amortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes, except if such reissuance is described in Treasury Regulation Section 1.860G-2(b)(3).

(b) The Master Servicer shall establish and maintain a Custodial Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

(i) All payments on account of principal, including Principal Prepayments made by Mortgagors on the Mortgage Loans and the principal component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(ii) All payments on account of interest at the Adjusted Mortgage Rate on the Mortgage Loans, including Buydown Funds, if any, and the interest component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(iii) Insurance Proceeds and Liquidation Proceeds (net of any related expenses of the Subservicer);

(iv) All proceeds of any Mortgage Loans purchased pursuant to Section 2.02, 2.03, 2.04 or 4.07 and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to Section 2.03 or 2.04;

(v)    Any amounts required to be deposited pursuant to Section 3.07(c) or 3.21;

(vi) All amounts transferred from the Certificate Account to the Custodial Account in accordance with Section 4.02(a);

(vii) Any amounts realized by the Subservicer and received by the Master Servicer in respect of any Additional Collateral; and

(viii) Any amounts received by the Master Servicer in respect of Pledged Assets.

The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage Loans which are not part of the Trust Fund (consisting of payments in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date) and payments or collections in the nature of prepayment charges or late payment charges or assumption fees may but need not be deposited by the Master Servicer in the Custodial Account. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Master Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master
Servicer or serviced or master serviced by it on behalf of others. Notwithstanding such commingling of funds, the Master Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans.

        With respect to Insurance Proceeds, Liquidation Proceeds, REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02, 2.03, 2.04 and 4.07 received in any calendar month, the Master Servicer may elect to treat such amounts as included in the Available Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. If the Master Servicer so elects, such amounts will be deemed to have been received (and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

(c) The Master Servicer shall use its best efforts to cause the institution maintaining the Custodial Account to invest the funds in the Custodial Account attributable to the Mortgage Loans in Permitted Investments which shall mature not later than the Certificate Account Deposit Date next following the date of such investment (with the exception of the Amount Held for Future Distribution) and which shall not be sold or disposed of prior to their maturities. All income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the Custodial Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

(d) The Master Servicer shall give notice to the Trustee and the Company of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

Section 3.08.  Subservicing Accounts; Servicing Accounts.

(a) In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to establish and maintain one or more Subservicing Accounts which shall be an Eligible Account or, if such account is not an Eligible Account, shall generally satisfy the requirements of the Program Guide and be otherwise acceptable to the Master Servicer and each Rating Agency. The Subservicer will be required thereby to deposit into the Subservicing Account on a daily basis all proceeds of Mortgage Loans received by the Subservicer, less its Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing Agreement. If the Subservicing Account is not an Eligible Account, the Master Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer. The Subservicer shall not be required to deposit in the Subservicing Account payments or collections in the nature of prepayment charges or late charges or assumption fees. On or before the date specified in the Program Guide, but in no event later than the Determination Date, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account all funds held in the Subservicing Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Master Servicer. The Subservicer will also be required, pursuant to the Subservicing Agreement, to advance on such scheduled date of remittance amounts equal to any scheduled monthly installments of principal and interest less its Subservicing Fees on any Mortgage Loans for which payment was not received by the Subservicer. This obligation to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise. All such advances received by the Master Servicer shall be deposited promptly by it in the Custodial Account.

(b) The Subservicer may also be required, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee accrues in the case of a Modified Mortgage Loan) on any Curtailment received by such Subservicer in respect of a Mortgage Loan from the related Mortgagor during any month that is to be applied by the Subservicer to reduce the unpaid principal balance of the related Mortgage Loan as of the first day of such month, from the date of application of such Curtailment to the first day of the following month. Any amounts paid by a Subservicer pursuant to the preceding sentence shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

(c) In addition to the Custodial Account and the Certificate Account, the Master Servicer shall for any Nonsubserviced Mortgage Loan, and shall cause the Subservicers for Subserviced Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the
Mortgagors   (or  advances  from   Subservicers)
for the payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items for the account of the Mortgagors. Each Servicing Account shall satisfy the requirements for a Subservicing Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master Servicer, may also function as a Subservicing Account. Withdrawals of amounts related to the Mortgage Loans from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items, to reimburse the Master Servicer or Subservicer out of related collections for any payments made pursuant to Sections 3.11 (with respect to the Primary Insurance Policy) and 3.12(a) (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01 or in accordance with the Program Guide. As part of its servicing duties, the Master Servicer shall, and the Subservicers will, pursuant to the Subservicing Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

(d) The Master Servicer shall advance the payments referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

Section 3.09.  Access to Certain Documentation and
                      Information Regarding the Mortgage Loans.

        If   compliance   with  this  Section  3.09  shall  make  any  Class  of
Certificates legal for investment by federally insured savings and loan associations, the Master Servicer shall provide, or cause the Subservicers to provide, to the Trustee, the Office of Thrift Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the Master Servicer. The Master Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

Section 3.10.  Permitted Withdrawals from the Custodial Account.

(a) The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to
Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

(i) to make deposits into the Certificate Account in the amounts and in the manner provided for in Section 4.01;

(ii) to reimburse itself or the related Subservicer for previously unreimbursed advances or expenses made pursuant to Sections 3.01, 3.07(a), 3.08, 3.11, 3.12(a), 3.14 and 4.04 or otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on particular Mortgage Loans (including, for this purpose, REO Proceeds, Insurance Proceeds, Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03, 2.04 or 4.07) which represent (A) Late Collections of Monthly Payments for which any such advance was made in the case of Subservicer Advances or Advances pursuant to Section 4.04 and (B) recoveries of amounts in respect of which such advances were made in the case of Servicing Advances;

(iii)to pay to itself or the related Subservicer (if not previously retained by such Subservicer) out of each payment received by the Master Servicer on account of interest on a Mortgage Loan as contemplated by Sections 3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously retained) which, when deducted, will result in the remaining amount of such interest being interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount specified in the amortization schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

(iv) to pay to itself as additional servicing compensation any interest or investment income earned on funds and other property deposited in or credited to the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

(v) to pay to itself as additional servicing compensation any Foreclosure Profits, and any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b);

(vi) to pay to itself, a Subservicer, a Seller, Residential Funding, the Company or any other appropriate Person, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Section 2.02, 2.03, 2.04, 4.07 or 9.01, all amounts received thereon and not required to be distributed to the Certificateholders as of the date on which the related Stated Principal Balance or Purchase Price is determined;

(vii) to reimburse itself or the related Subservicer for any Nonrecoverable Advance or Advances in the manner and to the extent provided in subsection (c) below, any Advance made in connection with a modification of a Mortgage Loan that is in default or, in the judgment of the Master Servicer, default is reasonably foreseeable pursuant to Section 3.07(a), to the extent the amount of the Advance has been added to the outstanding principal balance of the Mortgage Loan, or any Advance reimbursable to the Master Servicer pursuant to Section 4.02(a);

(viii) to reimburse itself or the Company for expenses incurred by and reimbursable to it or the Company pursuant to Sections 3.13, 3.14(c),
        6.03,   10.01  or
          otherwise,   or  in  connection   with   enforcing   any   repurchase,
          substitution or indemnification obligation of any Seller (other than an Affiliate of the Company) pursuant to the related Seller's Agreement;

(ix)    to reimburse  itself for amounts  expended by it (a) pursuant to Section
        3.14 in good  faith in  connection  with  the  restoration  of  property damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above; and

(x) to withdraw any amount deposited in the Custodial Account that was not required to be deposited therein pursuant to Section 3.07.

(b) Since, in connection with withdrawals pursuant to clauses (ii), (iii), (v) and (vi), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

(c) The Master Servicer shall be entitled to reimburse itself or the related Subservicer for any advance made in respect of a Mortgage Loan that the Master Servicer determines to be a Nonrecoverable Advance by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage Loans on any Certificate Account Deposit Date succeeding the date of such determination. Such right of reimbursement in respect of a Nonrecoverable Advance on any such Certificate Account Deposit Date shall be limited to an amount not exceeding the portion of such advance previously paid to Certificateholders (and not theretofore reimbursed to the Master Servicer or the related Subservicer).

Section 3.11.  Maintenance of the Primary Insurance
                      Policies; Collections Thereunder.

     (a) The Master Servicer shall not take, or permit any Subservicer to take, any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Master Servicer or Subservicer, would have been covered thereunder. To the extent coverage is available, the Master Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the Appraised Value in the case of such a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, provided that such Primary Insurance Policy was in place as of the Cut-off Date and the Company had knowledge of such Primary Insurance Policy. The Master Servicer shall be entitled to cancel or permit the discontinuation of any Primary Insurance Policy as to any Mortgage Loan, if the Stated Principal Balance of the Mortgage Loan is reduced below an amount equal to 80% of the appraised value of the related Mortgaged Property as determined in any appraisal thereof after the Closing Date, or if the Loan-to-Value Ratio is reduced below 80% as a result of principal payments on the Mortgage Loan after the Closing Date. In the event that the Company gains knowledge that as of the Closing Date, a Mortgage Loan had a Loan-to-Value Ratio at origination in excess of 80% and is not the subject of a Primary Insurance Policy

(and was not included in any exception to the representation in Section 2.03(b)(iv)) and that such Mortgage Loan has a current Loan-to-Value Ratio in excess of 80% then the Master Servicer shall use its reasonable efforts to obtain and maintain a Primary Insurance Policy to the extent that such a policy is obtainable at a reasonable price. The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Nonsubserviced Mortgage Loan, or consent to any Subservicer canceling or refusing to renew any such Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the Certificates as of the Closing Date by such Rating Agency.

     (b) In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present or to cause the related Subservicer to present, on behalf of the Master Servicer, the Subservicer, if any, the Trustee and Certificateholders, claims to the related Insurer under any Primary Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 3.07, any Insurance Proceeds collected by or remitted to the Master Servicer under any Primary Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.

Section 3.12.  Maintenance of Fire Insurance and
                      Omissions and Fidelity Coverage.

     (a) The Master Servicer shall cause to be maintained for each Mortgage Loan (other than a Cooperative Loan) fire insurance with extended coverage in an amount which is equal to the lesser of the principal balance owing on such Mortgage Loan or 100 percent of the insurable value of the improvements; provided, however, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. To the extent it may do so without breaching the related Subservicing Agreement, the Master Servicer shall replace any Subservicer that does not cause such insurance, to the extent it is available, to be maintained. The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan (other than a Cooperative Loan), fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Pursuant to Section 3.07, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section
3.10. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and Liquidation Proceeds to the extent permitted by Section 3.10. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Whenever the improvements securing a Mortgage Loan (other than a Cooperative
Loan) are located at the time of origination of such Mortgage Loan in a federally designated special flood hazard area, the Master Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

        If the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.12(a) and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the Certificate Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee and the Certificateholders, claims under any such blanket policy.

     (b) The Master Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Master Servicer's officers and employees and other persons acting on behalf of the Master Servicer in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage that would be required by FNMA or FHLMC, whichever is greater, with respect to the Master Servicer if the Master Servicer were servicing and administering the Mortgage Loans for FNMA or FHLMC. In the event that any such bond or policy ceases to be in effect, the Master Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements, if any, of the Program Guide and acceptable to the Company. Coverage of the Master Servicer under a policy or bond obtained by an Affiliate of the Master Servicer and providing the coverage required by this Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

Section 3.13.  Enforcement of Due-on-Sale Clauses; Assumption and
                      Modification Agreements; Certain Assignments.

     (a) When any Mortgaged Property is conveyed by the Mortgagor, the Master Servicer or Subservicer, to the extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing:

(i)     the  Master  Servicer  shall not be deemed to be in  default  under this
        Section 3.13(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and

(ii) if the Master Servicer determines that it is reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

     (b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage Note or Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the
Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person; provided, however, none of such terms and requirements shall either (i) both (A) constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the REMIC Provisions and (B) cause any portion of any REMIC formed under the Series Supplement to fail to qualify as a REMIC under the Code or (subject to
Section  10.01(f)),   result  in  the  imposition  of  any  tax  on  "prohibited transactions" or (ii) constitute "contributions" after the start-up date under the REMIC Provisions. The Master Servicer shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any Required Insurance Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof, (D) no material term of the Mortgage Loan (including the interest rate on the Mortgage Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, such release will not (based on the Master Servicer's or Subservicer's good faith determination) adversely affect the collectability of the Mortgage Loan. Upon receipt of appropriate instructions from the Master Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed in writing by the Master Servicer. Upon the closing of the transactions contemplated by such documents, the Master Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan. Any fee collected by the Master Servicer or such related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

     (c) The Master Servicer or the related Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) without any right of reimbursement or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that any portion of any REMIC formed under the Series Supplement would not fail to continue to qualify as a REMIC under the Code as a result thereof and (subject to Section 10.01(f)) that no tax on "prohibited transactions" or "contributions" after the startup day would be imposed on any such REMIC as a result thereof. Any fee collected by the Master Servicer or the related Subservicer for processing such a request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

     (d) Subject to any other applicable terms and conditions of this Agreement, the Trustee and Master Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the Trustee and Master Servicer with a "Lender Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit M, in form and substance satisfactory to the Trustee and Master Servicer, providing the following: (i) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage; (ii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iii) that such assignment is at the request of the borrower under the related Mortgage Loan. Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Master Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Master Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

Section 3.14.  Realization Upon Defaulted Mortgage Loans.

     (a) The  Master  Servicer  shall  foreclose  upon or  otherwise  comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. In connection with such foreclosure or other conversion, the Master Servicer shall, consistent with Section 3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide; provided that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or other conversion in a manner that is consistent with the provisions of this Agreement. The Master Servicer, however, shall not be required to expend its own funds or incur other reimbursable charges in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the restoration of any property unless it shall determine
(i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one or more Classes after reimbursement to itself for such expenses or charges and (ii) that such expenses or charges will be recoverable to it through Liquidation Proceeds, Insurance Proceeds, or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 3.10, whether or not such expenses and charges are actually recoverable from related Liquidation Proceeds, Insurance Proceeds or REO Proceeds). In the event of such a determination by the Master Servicer pursuant to this Section 3.14(a), the Master Servicer shall be entitled to reimbursement of such amounts pursuant to
Section 3.10.

     In addition to the foregoing, the Master Servicer shall use its best reasonable efforts to realize upon any Additional Collateral for such of the Additional Collateral Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07; provided that the Master Servicer shall not, on behalf of the Trustee, obtain title to any such Additional Collateral as a result of or in lieu of the disposition thereof or otherwise; and provided further that (i) the Master Servicer shall not proceed with respect to such Additional Collateral in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the Master Servicer shall proceed with any REO Acquisition in a manner that preserves the ability to apply the proceeds of such Additional Collateral against amounts owed under the defaulted Mortgage Loan. Any proceeds realized from such Additional Collateral (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Additional Collateral) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10. Any other payment received by the Master Servicer in respect of such Additional Collateral shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.10.

     For so long as the Master Servicer is the Master Servicer under the Credit Support Pledge Agreement, the Master Servicer shall perform its obligations under the Credit Support Pledge Agreement in accordance with such Agreement and in a manner that is in the best interests of the Certificateholders. Further, the Master Servicer shall use its best reasonable efforts to realize upon any Pledged Assets for such of the Pledged Asset Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07; provided that the Master Servicer shall not, on behalf of the Trustee, obtain title to any such Pledged Assets as a result of or in lieu of the disposition thereof or otherwise; and provided further that (i) the Master Servicer shall not proceed with respect to such Pledged Assets in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the Master Servicer shall proceed with any REO Acquisition in a manner that preserves the ability to apply the proceeds of such Pledged Assets against amounts owed under the defaulted Mortgage Loan. Any proceeds realized from such Pledged Assets (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Pledged Assets) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10. Any other payment received by the Master Servicer in respect of such Pledged Assets shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.10.

     Concurrently with the foregoing, the Master Servicer may pursue any remedies that may be available in connection with a breach of a representation and warranty with respect to any such Mortgage Loan in accordance with Sections
2.03 and 2.04. However, the Master Servicer is not required to continue to pursue both foreclosure (or similar remedies) with respect to the Mortgage Loans and remedies in connection with a breach of a representation and warranty if the Master Servicer determines in its reasonable discretion that one such remedy is more likely to result in a greater recovery as to the Mortgage Loan. Upon the occurrence of a Cash Liquidation or REO Disposition, following the deposit in the Custodial Account of all Insurance Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of "Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Master Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund. Notwithstanding the foregoing or any other provision of this Agreement, in the Master Servicer's sole discretion with respect to any defaulted Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if substantially all amounts expected by the Master Servicer to be received in connection with the related defaulted Mortgage Loan or REO Property have been received, and (ii) for purposes of determining the amount of any Liquidation Proceeds, Insurance Proceeds, REO Proceeds or any other unscheduled collections or the amount of any Realized Loss, the Master Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

     (b) If title to any Mortgaged Property is acquired by the Trust Fund as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage Loan held in the Trust Fund until such time as the REO Property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder so long as such REO Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

     (c) If the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer on behalf of the Trust Fund shall dispose of such REO Property within three full years after the taxable year of its acquisition by the Trust Fund for purposes of Section 860G(a)(8) of the Code (or such shorter period as may be necessary under applicable state (including any state in which such property is located) law to maintain the status of any portion of any REMIC formed under the Series Supplement as a REMIC under applicable state law and avoid taxes resulting from such property failing to be foreclosure property under applicable state law) or, at the expense of the Trust Fund, request, more than 60 days before the day on which such grace period would otherwise expire, an extension of such grace period unless the Master Servicer (subject to Section 10.01(f)) obtains for the Trustee an Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to such period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause any REMIC formed under the Series Supplement to fail to qualify as a REMIC (for federal (or any applicable State or local) income tax purposes) at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). The Master Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section 3.10. Notwithstanding any other provision of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of
Section 860G(a)(8) of the Code or (ii) subject the Trust Fund to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Section 860G(c) of the Code, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

     (d) The proceeds of any Cash Liquidation, REO Disposition or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery resulting from a collection of Liquidation Proceeds, Insurance Proceeds or REO Proceeds, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Subservicer in accordance with Section 3.10(a)(ii); second, to the Certificateholders to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO Imputed Interest, at the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) to the Due Date prior to the Distribution Date on which such amounts are to be distributed; third, to the Certificateholders as a recovery of principal on the Mortgage Loan (or REO Property)(provided that, if such recovery is of an amount previously allocated to one or more Classes of Certificates as a Realized Loss, such recovery shall be allocated among such Classes in the same proportions as the allocation of such Realized Losses and, if any such Class of Certificates to which such Realized Loss was allocated is no longer outstanding, such subsequent recovery shall be distributed to the persons who were the Holders of such Class of Certificates when it was retired); fourth, to all Servicing Fees and Subservicing Fees payable therefrom (and the Master Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); and fifth, to Foreclosure Profits.

     (e) In the event of a default on a Mortgage Loan one or more of whose obligors is not a United States Person, in connection with any foreclosure or acquisition of a deed in lieu of foreclosure (together, "foreclosure") in respect of such Mortgage Loan, the Master Servicer will cause compliance with the provisions of Treasury Regulation Section 1.1445-2(d)(3) (or any successor thereto) necessary to assure that no withholding tax obligation arises with respect to the proceeds of such foreclosure except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

Section 3.15.  Trustee to Cooperate; Release of Mortgage Files.

     (a) Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee (if it holds the related Mortgage File) or the Custodian by a certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 have been or will be so deposited), substantially in one of the forms attached hereto as Exhibit F, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting delivery to it of the Mortgage File. Within two Business Days of receipt of such certification and request, the Trustee shall release, or cause the Custodian to release, the related Mortgage File to the Master
Servicer. The Master Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with, as appropriate, written evidence of cancellation thereon. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

     (b) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian, with a copy to the Trustee, a certificate of a Servicing Officer substantially in one of the forms attached as Exhibit F hereto, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting that possession of all, or any document constituting part of, the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any Required Insurance Policy. Upon receipt of the foregoing, the Trustee shall deliver, or cause the Custodian to deliver, the Mortgage File or any document therein to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Trustee, or the Custodian as agent for the Trustee when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered directly or through a Subservicer to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account.

     (c) The Trustee or the Master Servicer on the Trustee's behalf shall execute and deliver to the Master Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings (if signed by the Trustee), the Master Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

Section 3.16.  Servicing and Other Compensation; Compensating Interest.

     (a) The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii), (iv), (v) and (vi) of Section 3.10(a), subject to clause (e) below. The amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis. In the event that Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash Liquidation or REO Disposition exceed the unpaid principal balance of such Mortgage Loan plus unpaid interest accrued thereon (including REO Imputed Interest) at a per annum rate equal to the related Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan), the Master Servicer shall be entitled to retain therefrom and to pay to itself and/or the related Subservicer, any Foreclosure Profits and any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

     (b) Additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges, investment income on amounts in the Custodial Account or the Certificate Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided herein, subject to clause (e) below.

     (c) The Master Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder (including payment of premiums for the Primary Insurance Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors, and the fees and expenses of the Trustee and any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in Sections 3.10 and 3.14.

     (d) The Master Servicer's right to receive servicing compensation may not be transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Master Servicer under this Agreement.

     (e) Notwithstanding any other provision herein, the amount of servicing compensation that the Master Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by an amount equal to Compensating Interest (if any) for such Distribution Date. Such reduction shall be applied during such period as follows: first, to any Servicing Fee or Subservicing Fee to which the Master Servicer is entitled pursuant to Section 3.10(a)(iii); second, to any income or gain realized from any investment of funds held in the Custodial
Account or the Certificate Account to which the Master Servicer is entitled pursuant to Sections 3.07(c) or 4.01(b), respectively; and third, to any amounts of servicing compensation to which the Master Servicer is entitled pursuant to
Section 3.10(a)(v) or (vi). In making such reduction, the Master Servicer (i) will not withdraw from the Custodial Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to Section 3.10(a)(iii); (ii) will not withdraw from the Custodial Account or Certificate Account any such amount to which it is entitled pursuant to Section 3.07(c) or 4.01(b) and (iii) will not withdraw from the Custodial Account any such amount of servicing compensation to which it is entitled pursuant to Section 3.10(a)(v) or (vi).

Section 3.17.  Reports to the Trustee and the Company.

        Not later than fifteen days after each Distribution Date, the Master Servicer shall forward to the Trustee and the Company a statement, certified by a Servicing Officer, setting forth the status of the Custodial Account as of the close of business on such Distribution Date as it relates to the Mortgage Loans and showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

Section 3.18.  Annual Statement as to Compliance.

        The Master Servicer will deliver to the Company and the Trustee on or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, an Officers' Certificate stating, as to each signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year related to its servicing of mortgage loans and its performance under pooling and servicing agreements, including this Agreement, has been made under such officers' supervision, (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations relating to this Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a default in the fulfillment in all material respects of any such obligation relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof and (iii) to the best of such officers' knowledge, each Subservicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations under its Subservicing Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a material default in the fulfillment of such obligations relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof.

Section 3.19.  Annual Independent Public Accountants' Servicing Report.

        On or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, the Master Servicer at its expense shall cause a firm of independent public accountants, which shall be members of the American Institute of Certified Public Accountants, to furnish a report to the Company and the Trustee stating its opinion that, on the basis of an examination conducted by such firm substantially in accordance with standards established by the American Institute of Certified Public Accountants, the assertions made pursuant to Section 3.18 regarding compliance with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers during the preceding calendar year are fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such accounting standards require it to report. In rendering such statement, such firm may rely, as to matters relating to the direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the American Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

Section 3.20.  Rights of the Company in Respect of the Master Servicer.

        The Master Servicer shall afford the Company, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master Servicer shall furnish the Company with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise. The Master Servicer shall also cooperate with all reasonable requests for information including, but not limited to, notices, tapes and copies of files, regarding itself, the Mortgage Loans or the Certificates from any Person or Persons identified by the Company or Residential Funding. The Company may, but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Company or its designee. The Company shall not have any responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

Section 3.21.  Administration of Buydown Funds

     (a) With respect to any Buydown Mortgage Loan, the Subservicer has deposited Buydown Funds in an account that satisfies the requirements for a Subservicing Account (the "Buydown Account"). The Master Servicer shall cause the Subservicing Agreement to require that upon receipt from the Mortgagor of the amount due on a Due Date for each Buydown Mortgage Loan, the Subservicer will withdraw from the Buydown Account the predetermined amount that, when added to the amount due on such date from the Mortgagor, equals the full Monthly
Payment and transmit that amount in accordance with the terms of the Subservicing Agreement to the Master Servicer together with the related payment made by the Mortgagor or advanced by the Subservicer.

     (b) If the Mortgagor on a Buydown Mortgage Loan prepays such loan in its entirety during the period (the "Buydown Period") when Buydown Funds are required to be applied to such Buydown Mortgage Loan, the Subservicer shall be required to withdraw from the Buydown Account and remit any Buydown Funds remaining in the Buydown Account in accordance with the related buydown agreement. The amount of Buydown Funds which may be remitted in accordance with the related buydown agreement may reduce the amount required to be paid by the Mortgagor to fully prepay the related Mortgage Loan. If the Mortgagor on a Buydown Mortgage Loan defaults on such Mortgage Loan during the Buydown Period and the property securing such Buydown Mortgage Loan is sold in the liquidation thereof (either by the Master Servicer or the insurer under any related Primary Insurance Policy), the Subservicer shall be required to withdraw from the Buydown Account the Buydown Funds for such Buydown Mortgage Loan still held in the Buydown Account and remit the same to the Master Servicer in accordance with the terms of the Subservicing Agreement for deposit in the Custodial Account or, if instructed by the Master Servicer, pay to the insurer under any related Primary Insurance Policy if the Mortgaged Property is transferred to such insurer and such insurer pays all of the loss incurred in respect of such default. Any amount so remitted pursuant to the preceding sentence will be deemed to reduce the amount owed on the Mortgage Loan.

                                   Article IV


                         PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.  Certificate Account.

     (a) The Master Servicer on behalf of the Trustee shall establish and maintain a Certificate Account in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Certificate Account pursuant to Section 3.12(a), (iii) any amount required to be deposited in the Certificate Account pursuant to Section 3.16(e) or Section 4.07, (iv) any amount required to be paid pursuant to Section 9.01 and (v) all other amounts constituting the Available Distribution Amount for the immediately succeeding Distribution Date.

     (b) The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders, which shall mature or be payable on demand not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that
(i) any investment in the institution with which the Certificate Account is maintained may mature or be payable on demand on such Distribution Date and (ii) any other investment may mature or be payable on demand on such Distribution Date if the Trustee shall advance funds on such Distribution Date to the
Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. Subject to Section 3.16(e), all income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

Section 4.02.  Distributions.

        As provided in Section 4.02 of the Series Supplement.

Section 4.03.  Statements to Certificateholders.

        (a) Concurrently with each distribution charged to the Certificate Account and with respect to each Distribution Date the Master Servicer shall forward to the Trustee and the Trustee shall forward by mail to each Holder and the Company a statement setting forth information as to each Class of Certificates, the Mortgage Pool and, if the Mortgage Pool is comprised of two or more Loan Groups, each Loan Group, to the extent applicable. This statement will include the information set forth in an exhibit to the Series Supplement. In addition, the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates, upon reasonable request, such additional information as is reasonably obtainable by the Master

Servicer at no additional expense to the Master Servicer.

        (b) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Certificate, other than a Class R Certificate, a statement containing the information set forth in clauses (i) and (ii) of subsection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

        (c) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Class R Certificate, a statement containing the applicable distribution information provided pursuant to this Section 4.03 aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class R Certificate. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

        (d)  Upon the  written  request  of any  Certificateholder,  the  Master
Servicer, as soon as reasonably practicable, shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A.

Section 4.04. Distribution of Reports to the Trustee and the Company; Advances by the Master Servicer.

     (a) Prior to the close of business on the Business Day next succeeding each Determination Date, the Master Servicer shall furnish a written statement to the Trustee, any Paying Agent and the Company (the information in such statement to be made available to Certificateholders by the Master Servicer on request) setting forth (i) the Available Distribution Amount and (ii) the amounts required to be withdrawn from the Custodial Account and deposited into the Certificate Account on the immediately succeeding Certificate Account Deposit Date pursuant to clause (iii) of Section 4.01(a). The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

     (b) On or before 2:00 P.M. New York time on each Certificate Account Deposit Date, the Master Servicer shall either (i) deposit in the Certificate Account from its own funds, or funds received therefor from the Subservicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related Distribution Date, which shall be in an aggregate amount equal to the aggregate amount of Monthly Payments (with each interest portion thereof adjusted to the Net Mortgage Rate), less the amount of any related Servicing Modifications, Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations then in effect, on the Outstanding Mortgage Loans as of the related Due Date, which Monthly Payments were delinquent as of the close of business as of the related Determination Date; provided that no Advance shall be made if it would be a Nonrecoverable Advance, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the Amount Held for Future Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Advance. Any portion of the Amount Held for Future Distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or before 11:00 A.M. New York time on any future Certificate Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Certificate Account on such Certificate Account Deposit Date shall be less than payments to Certificateholders required to be made on the following Distribution Date. The Master Servicer shall be entitled to use any Advance made by a Subservicer as described in Section 3.07(b) that has been deposited in the Custodial Account on or before such Distribution Date as part of the Advance made by the Master Servicer pursuant to this Section 4.04. The amount of any reimbursement pursuant to Section 4.02(a) in respect of outstanding Advances on any Distribution Date shall be allocated to specific Monthly Payments due but delinquent for previous Due Periods, which allocation shall be made, to the extent practicable, to Monthly Payments which have been delinquent for the longest period of time. Such allocations shall be conclusive for purposes of reimbursement to the Master Servicer from recoveries on related Mortgage Loans pursuant to Section 3.10.

        The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate of the Master Servicer delivered to the Company and the Trustee.

        If the Master Servicer determines as of the Business Day preceding any Certificate Account Deposit Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Not later than 3:00 P.M., New York time, on the Certificate Account Deposit Date the Trustee shall, unless by 12:00 Noon, New York time, on such day the Trustee shall have been notified in writing (by telecopy) that the Master Servicer shall have directly or indirectly deposited in the Certificate Account such portion of the amount of the Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence, pursuant to Section 7.01, (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with
Section 7.01 and (b) assume the rights and obligations of the Master Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date.

        The Trustee shall deposit all funds it receives pursuant to this Section
4.04 into the Certificate Account.

Section 4.05.  Allocation of Realized Losses.

        As provided in Section 4.05 of the Series Supplement.

Section 4.06.  Reports of Foreclosures and Abandonment of Mortgaged Property.

        The Master Servicer or the Subservicers shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P, respectively, of the Code, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

Section 4.07.  Optional Purchase of Defaulted Mortgage Loans.

        As to any Mortgage Loan which is delinquent in payment by 90 days or more, the Master Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase Price therefor. If at any time the Master Servicer makes a payment to the Certificate Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Master Servicer provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master Servicer without recourse to the Master Servicer, which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Master Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

        If, however, the Master Servicer shall have exercised its right to repurchase a Mortgage Loan pursuant to this Section 4.07 upon the written request of and with funds provided by the Junior Certificateholder and thereupon transferred such Mortgage Loan to the Junior Certificateholder, the Master Servicer shall so notify the Trustee in writing.

Section 4.08.  Surety Bond.

     (a) If a Required Surety Payment is payable pursuant to the Surety Bond with respect to any Additional Collateral Loan, the Master Servicer shall so notify the Trustee as soon as reasonably practicable and the Trustee shall promptly complete the notice in the form of Attachment 1 to the Surety Bond and shall promptly submit such notice to the Surety as a claim for a Required Surety. The Master Servicer shall upon request assist the Trustee in completing such notice and shall provide any information requested by the Trustee in connection therewith.

     (b) Upon receipt of a Required Surety Payment from the Surety on behalf of the Holders of Certificates, the Trustee shall deposit such Required Surety Payment in the Certificate

Account and shall distribute such Required Surety Payment, or the proceeds thereof, in accordance with the provisions of Section 4.02.

     (c) The Trustee shall (i) receive as attorney-in-fact of each Holder of a Certificate any Required Surety Payment from the Surety and (ii) disburse the same to the Holders of such Certificates as set forth in Section 4.02.

                                   Article V


                                THE CERTIFICATES

Section 5.01.  The Certificates.

     (a) The Senior, Class M, Class B and Class R Certificates shall be substantially in the forms set forth in Exhibits A, B, C and D, respectively, and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Company upon receipt by the Trustee or one or more Custodians of the documents specified in Section 2.01. The Certificates shall be issuable in the minimum denominations designated in the Preliminary Statement to the Series Supplement.

        The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

     (b) Except as provided below, registration of Book-Entry Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Holders of the Book-Entry Certificates shall hold their respective Ownership Interests in and to each of such Certificates through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership
Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

        The Trustee, the Master Servicer and the Company may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

        If (i)(A) the Company advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Company is unable to locate a qualified successor or (ii) the Company at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the
Definitive Certificates. Neither the Company, the Master Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Company in connection with the issuance of the Definitive Certificates pursuant to this Section 5.01 shall be deemed to be imposed upon and performed by the Trustee, and the Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

     (c) From time to time Residential Funding, as the initial Holder of the Class A-V Certificates, may exchange such Holder's Class A-V Certificates for Subclasses of Class A-V Certificates to be issued under this Agreement by delivering a "Request for Exchange" substantially in the form attached hereto as Exhibit N executed by an authorized officer, which Subclasses, in the aggregate, will represent the Uncertificated Class A-V REMIC Regular Interests corresponding to the Class A-V Certificates so surrendered for exchange. Any Subclass so issued shall bear a numerical designation commencing with Class A-V-1 and continuing sequentially thereafter, and will evidence ownership of the Uncertificated REMIC Regular Interest or Interests specified in writing by such initial Holder to the Trustee. The Trustee may conclusively, without any independent  verification,  rely on,  and  shall be  protected  in  relying  on,
Residential Funding's determinations of the Uncertificated Class A-V REMIC Regular Interests corresponding to any Subclass, the Initial Notional Amount and the initial Pass-Through Rate on a Subclass as set forth in such Request for Exchange and the Trustee shall have no duty to determine if any Uncertificated Class A-V REMIC Regular Interest designated on a Request for Exchange corresponds to a Subclass which has previously been issued. Each Subclass so issued shall be substantially in the form set forth in Exhibit A and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery in accordance with Section 5.01(a). Every Certificate presented or surrendered for exchange by the initial Holder shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer attached to such Certificate and shall be completed to the satisfaction of the Trustee and the Certificate Registrar duly executed by, the initial Holder thereof or his attorney duly authorized in writing. The Certificates of any Subclass of Class A-V Certificates may be transferred in whole, but not in part, in accordance with the provisions of Section 5.02.

Section 5.02.  Registration of Transfer and Exchange of Certificates.

     (a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of Section 8.12 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar, or the Trustee, shall provide the Master Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination Date.

     (b) Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to Section
8.12 and, in the case of any Class M, Class B or Class R Certificate, upon satisfaction of the conditions set forth below, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class (or Subclass) and aggregate Percentage Interest.

     (c) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class (or Subclass) and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates of such Class which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

     (d) No transfer, sale, pledge or other disposition of a Class B Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that a transfer of a Class B Certificate is to be made either (i)(A) the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer (except that, if such transfer is made by the Company or the Master Servicer or any Affiliate thereof, the Company or the Master Servicer shall provide such Opinion of Counsel at their own expense); provided that such Opinion of Counsel will not be required in connection with the initial transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company and (B) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit H-1 hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of
Exhibit I hereto, each acceptable to and in form and substance satisfactory to the Company and the Trustee certifying to the Company and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Company or the Master Servicer; provided, however, that such representation letters will not be required in connection with any transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company, and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be a written representation) from the Company, of the status of such transferee as an Affiliate of the Company or (ii) the prospective transferee of such a Certificate shall be required to provide the Trustee, the Company and the Master Servicer with an investment letter substantially in the form of Exhibit J attached hereto (or such other form as the Company in its sole discretion deems acceptable), which investment letter shall not be an expense of the Trustee, the Company or the Master Servicer, and which investment letter states that, among other things, such transferee (A) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (B) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act of 1933, as amended, provided by Rule 144A. The Holder of any such Certificate desiring to effect any such transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws.

(e) (i) In the case of any Senior Support, Class M, Class B or Class R Certificate presented for registration in the name of any Person, either
     (A) the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase or holding of such Senior Support, Class M, Class B or Class R Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer or (B) the prospective Transferee shall be required to provide the Trustee, the Company and the Master Servicer with a certification to the effect set forth in paragraph six of Exhibit H-1 (with respect to any Class B Certificate), Exhibit H-2 (with respect to any Senior Support Certificate or Class M Certificate) or paragraph fourteen of Exhibit G-1 (with respect to any Class R Certificate), which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such Transferee or the Person in whose name such registration is requested either (a) is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or any Person (including an investment manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition (each, a "Plan Investor") or (b) in the case of any Class M Certificate or Class B Certificate, the following conditions are satisfied: (i) such

     Transferee is an insurance company, (ii) the source of funds used to purchase or hold such Certificate (or interest therein) is an "insurance company general account" (as defined in U.S. Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60, and (iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied (each entity that satisfies this clause (b), a "Complying Insurance Company").

               (ii) Notwithstanding the foregoing, an Opinion of Counsel or certification will not be required with respect to the transfer of any Senior Support Certificate or Class M Certificate to a Depository, or for any subsequent transfer of any interest in a Senior Support Certificate or Class M Certificate for so long as such Certificate is a Book-Entry Certificate (each such Senior Support Certificate or Class M Certificate, a "Book-Entry Mezzanine Certificate"). Any Transferee of a Book-Entry Mezzanine Certificate will be deemed to have represented by virtue of its purchase or holding of such Certificate (or interest therein) that either (a) such Transferee is not a Plan Investor or (b) such Transferee is a Complying Insurance Company.

               (iii) (A) If any Senior Support Certificate or Class M Certificate (or any interest therein) is acquired or held in violation of the provisions of Section (ii) above, then the last preceding Transferee that either (i) is not a Plan Investor or
               (ii) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such
               Transfer of such Senior Support Certificate or Class M Certificate. The Trustee shall be under no liability to any Person for making any payments due on such Certificate to such preceding Transferee.

                      (B) Any purported  Certificate  Owner whose acquisition or holding of any Book-Entry Mezzanine Certificate (or interest therein) was effected in violation of the restrictions in this
               Section 5.02(e) shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

     (f) (i) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

(A) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

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(B) In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of,
     (I) an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit G-1) from the proposed Transferee, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this
     Section 5.02(f) and agrees to be bound by them, and (II) a certificate, in the form attached hereto as Exhibit G-2, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

(C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

(D) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit G-2.

(E)  Each  Person  holding  or  acquiring  an  Ownership  Interest  in a Class R
     Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations
     Section   1.67-3T(a)(2)(i)(A)   immediately  upon  acquiring  an  Ownership
     Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

(ii) The Trustee will register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit G-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Class R Certificates to Non-United States Persons and Disqualified Organizations (as defined in Section 860E(e)(5) of the
        Code) are prohibited.

(iii)(A) If any Disqualified Organization shall become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a Non-United States Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02(f) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

(B) If any purported Transferee shall become a Holder of a Class R Certificate in violation of the restrictions in this Section 5.02(f) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Master Servicer on such terms as the Master Servicer may choose. Such purported Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Master Servicer. Such purchaser may be the Master Servicer itself or any Affiliate of the Master Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Master Servicer or its Affiliates), expenses and taxes due, if any, will be remitted by the Master Servicer to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Master Servicer, and the Master Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

(iv) The Master Servicer, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a

     Disqualified Organization. Reasonable compensation for providing such information may be required by the Master Servicer from such Person.

(v)     The  provisions  of this Section  5.02(f) set forth prior to this clause
        (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

(A) written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of any Class of the Senior, Class M or Class B Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

(B) subject to Section 10.01(f), an Officers' Certificate of the Master Servicer stating that the Master Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Master Servicer, to the effect that such modification, addition to or absence of such provisions will not cause any portion of any REMIC formed under the Series Supplement to cease to qualify as a REMIC and will not cause (x) any portion of any REMIC formed under the Series Supplement to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person that is a Disqualified Organization or (y) a Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

     (g) No service charge shall be made for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     (h) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

Section 5.03.  Mutilated, Destroyed, Lost or Stolen Certificates.

        If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and
(ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 5.04.  Persons Deemed Owners.

        Prior to due presentation of a Certificate for registration of transfer, the Company, the Master Servicer, the Trustee, the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, except as and to the extent provided in the definition of "Certificateholder," and neither the Company, the Master Servicer, the Trustee, the Certificate Registrar nor any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary except as provided in
Section 5.02(f).

Section 5.05.  Appointment of Paying Agent.

        The Trustee may appoint a Paying Agent for the purpose of making distributions to the Certificateholders pursuant to Section 4.02. In the event of any such appointment, on or prior to each Distribution Date the Master Servicer on behalf of the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to the Certificateholders in the amounts and in the manner provided for in Section 4.02, such sum to be held in trust for the benefit of the Certificateholders.

        The Trustee shall cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

Section 5.06.  Optional Purchase of Certificates.

     (a) On any Distribution Date on which the Pool Stated Principal Balance, prior to giving effect to distributions to be made on such Distribution Date, is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans, either the Master Servicer or the Company shall have the right, at its option, to purchase the Certificates in whole, but not in part, at a price equal to the outstanding Certificate Principal Balance of such Certificates plus the sum of Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest.

     (b) The Master Servicer or the Company, as applicable, shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer or the Company, as applicable, anticipates that it will purchase the Certificates pursuant to Section 5.06(a). Notice of any such purchase, specifying the Distribution Date upon which the Holders may surrender their Certificates to the Trustee for payment in accordance with this Section 5.06, shall be given promptly by the Master Servicer or the Company, as applicable, by letter to Certificateholders (with a copy to the Certificate Registrar and each Rating Agency) mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution, specifying:

(i)     the  Distribution  Date  upon  which  purchase  of the  Certificates  is
        anticipated  to  be  made  upon   presentation  and  surrender  of  such
        Certificates at the office or agency of the Trustee therein designated,

(ii)    the purchase price therefor, if known, and

(iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If either the Master Servicer or the Company gives the notice specified above, the Master Servicer or the Company, as applicable, shall deposit in the Certificate Account before the Distribution Date on which the purchase pursuant to Section 5.06(a) is to be made, in immediately available funds, an amount equal to the purchase price for the Certificates computed as provided above.

     (c) Upon presentation and surrender of the Certificates to be purchased pursuant to Section 5.06(a) by the Holders thereof, the Trustee shall distribute to such Holders an amount equal to the outstanding Certificate Principal Balance thereof plus the sum of Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest with respect thereto.

     (d) If any Certificateholders do not surrender their Certificates on or before the Distribution Date on which a purchase pursuant to this Section 5.06 is to be made, the Trustee shall on such date cause all funds in the Certificate Account deposited therein by the Master Servicer or the Company, as applicable, pursuant to Section 5.06(b) to be withdrawn therefrom and deposited in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer or the Company, as applicable, shall give a second written notice to such Certificateholders to surrender their Certificates for payment of the purchase price therefor. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer or the Company, as applicable, to contact the Holders of such Certificates concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation in accordance with this Section 5.06, the Trustee shall pay to the Master Servicer or the Company, as applicable, all amounts distributable to the Holders thereof and the Master Servicer or the Company, as applicable, shall thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer or the Company, as applicable, as a result of such Certificateholder's failure to surrender its Certificate(s) for payment in accordance with this
Section 5.06. Any Certificate that is not surrendered on the Distribution Date on which a purchase pursuant to this Section 5.06 occurs as provided above will be deemed to have been purchased and the Holder as of such date will have no rights with respect thereto except to receive the purchase price therefor minus any costs and expenses associated with such escrow account and notices allocated thereto. Any Certificates so purchased or deemed to have been purchased on such Distribution Date shall remain outstanding hereunder. The Master Servicer or the Company, as applicable, shall be for all purposes the Holder thereof as of such date.

                                   Article VI

                       THE COMPANY AND THE MASTER SERVICER

Section 6.01.  Respective Liabilities of the Company and the Master Servicer.

        The Company and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Company and the Master Servicer herein. By way of illustration and not limitation, the Company is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by
Section 7.01 or Section 10.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

Section 6.02. Merger or Consolidation of the Company or the Master Servicer; Assignment of Rights and Delegation of Duties by Master Servicer.

     (a) The Company and the Master Servicer will each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

     (b) Any Person into which the Company or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Company or the Master Servicer shall be a party, or any Person succeeding to the business of the Company or the Master Servicer, shall be the successor of the Company or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of FNMA or FHLMC; and provided further that each Rating Agency's ratings, if any, of the Senior, Class M or Class B Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

     (c) Notwithstanding anything else in this Section 6.02 and Section 6.04 to the contrary, the Master Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of FNMA or FHLMC, is reasonably satisfactory to the Trustee and the Company, is willing to service the Mortgage Loans and executes and delivers to the Company and the Trustee an agreement, in form and substance reasonably satisfactory to the Company and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement; provided further that each Rating Agency's rating of the Classes of Certificates that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency). In the case of any such assignment and delegation, the Master Servicer shall be released from its obligations under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.

Section 6.03.  Limitation on Liability of the Company,
                      the Master Servicer and Others.

        Neither the Company, the Master Servicer nor any of the directors, officers, employees or agents of the Company or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company, the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

        Neither the Company nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company or the Master Servicer may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Company and the Master Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 and, on the Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

Section 6.04.  Company and Master Servicer Not to Resign.

        Subject to the provisions of Section 6.02, neither the Company nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Company or the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 7.02.

                                  Article VII

                                     DEFAULT

Section 7.01.  Events of Default.

        Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(i) the Master Servicer shall fail to distribute or cause to be distributed to the Holders of Certificates of any Class any distribution required to be made under the terms of the Certificates of such Class and this Agreement and, in either case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Master Servicer by the Trustee or the Company or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of such Class evidencing Percentage Interests aggregating not less than 25%; or

(ii) the Master Servicer shall fail to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates of any Class or in this Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Company, or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of any Class evidencing, in the case of any such Class, Percentage Interests aggregating not less than 25%; or

(iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

(iv) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

(v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

(vi) the Master Servicer shall notify the Trustee pursuant to Section 4.04(b) that it is unable to deposit in the Certificate Account an amount equal to the Advance.

        If an Event of Default described in clauses (i)-(v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, either the Company or the Trustee may, and at the direction of Holders of Certificates entitled to at least 51% of the Voting Rights, the Trustee shall, by notice in writing to the Master Servicer (and to the Company if given by the Trustee or to the Trustee if given by the Company), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. If an Event of Default described in clause (vi) hereof shall occur, the Trustee shall, by notice to the Master Servicer and the Company, immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder as provided in Section 4.04(b). On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall subject to Section 7.02 pass to and be vested in the Trustee or the Trustee's designee appointed pursuant to Section 7.02; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Custodial Account or the Certificate Account or thereafter be received with respect to the Mortgage Loans. No such termination shall release the Master Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination.

        Notwithstanding any termination of the activities of Residential Funding in its capacity as Master Servicer hereunder, Residential Funding shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating Residential Funding's rights and obligations as Master Servicer hereunder and received after such notice, that portion to which Residential Funding would have been entitled pursuant to Sections 3.10(a)(ii), (vi) and (vii) as well as its Servicing Fee in respect thereof, and any other amounts payable to Residential Funding hereunder the entitlement to which arose prior to the termination of its activities hereunder. Upon the termination of Residential Funding as Master Servicer hereunder the Company shall deliver to the Trustee a copy of the Program Guide.

Section 7.02.  Trustee or Company to Act; Appointment of Successor.

        On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 or resigns in accordance with Section 6.04, the Trustee or, upon notice to the Company and with the Company's consent (which shall not be unreasonably withheld) a designee (which meets the standards set forth below) of the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer (except for the responsibilities, duties and liabilities contained in Sections 2.02 and 2.03(a), excluding the duty to notify related Subservicers or Sellers as set forth in such Sections, and its obligations to deposit amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial Account or the Certificate Account pursuant to Sections 3.07(c) and 4.01(b) by the terms and provisions hereof); provided, however, that any failure to perform such duties or responsibilities caused by the preceding Master Servicer's failure to provide information required by
Section 4.04 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial Account or the Certificate Account if the Master Servicer had continued to act hereunder and, in addition, shall be entitled to the income from any Permitted Investments made with amounts attributable to the Mortgage Loans held in the Custodial Account or the Certificate Account. If the Trustee has become the successor to the Master Servicer in accordance with Section 6.04 or Section 7.01, then notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a FNMA- or FHLMC-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall become successor to the Master Servicer and shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the initial Master Servicer hereunder. The Company, the Trustee, the Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicing Fee for any successor Master Servicer appointed pursuant to this Section 7.02 will be lowered with respect to those Mortgage Loans, if any, where the Subservicing Fee accrues at a rate of less than 0.20% per annum in the event that the successor Master Servicer is not servicing such Mortgage Loans directly and it is necessary to raise the related Subservicing Fee to a rate of 0.20% per annum in order to hire a Subservicer with respect to such Mortgage Loans.

Section 7.03.  Notification to Certificateholders.

     (a) Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register.

     (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

Section 7.04.  Waiver of Events of Default.

        The Holders representing at least 66% of the Voting Rights affected by a default or Event of Default hereunder may waive such default or Event of Default; provided, however, that (a) a default or Event of Default under clause
(i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this
Section 7.04 shall affect the Holders of Certificates in the manner set forth in
Section 11.01(b)(i) or (ii). Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

                                  Article VIII


                             CONCERNING THE TRUSTEE

Section 8.01.  Duties of Trustee.

     (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

     (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall notify the Certificateholders of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents.

        The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 4.06, 7.03 and 10.01. The Trustee shall furnish in a timely fashion to the Master Servicer such information as the Master Servicer may reasonably request from time to time for the Master Servicer to fulfill its duties as set forth in this Agreement. The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of any portion of any REMIC formed under the Series Supplement as a REMIC under the REMIC Provisions and (subject to Section 10.01(f)) to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

     (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

(i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Company or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

(ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders of any Class holding Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

(iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (i) and
        (ii) of Section 7.01 or an Event of Default under clauses (iii), (iv) and (v) of Section 7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Master Servicer, the Company or any Certificateholder; and

(v) Except to the extent provided in Section 7.02, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (d) The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section 860G(d) of the Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

Section 8.02.  Certain Matters Affecting the Trustee.

(a)     Except as otherwise provided in Section 8.01:

(i) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

(iii)The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

(iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(v) Prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

(vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

(vii)To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund. The Trustee shall sign on behalf of the Trust Fund and deliver to the Master Servicer in a timely manner any Tax Returns prepared by or on behalf of the Master Servicer that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable federal, state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

     (b) Following the issuance of the Certificates, the Trustee shall not accept any contribution of assets to the Trust Fund unless (subject to Section 10.01(f)) it shall have obtained or been furnished with an Opinion of Counsel to the effect that such contribution will not (i) cause any portion of any REMIC formed under the Series Supplement to fail to qualify as a REMIC at any time that any Certificates are outstanding or (ii) cause the Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the Code).

Section 8.03.  Trustee Not Liable for Certificates or Mortgage Loans.

        The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage Loans) shall be taken as the statements of the Company or the Master Servicer as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as Certificate Registrar) or of any Mortgage Loan or related document. Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Company or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account by the Company or the Master Servicer.

Section 8.04.  Trustee May Own Certificates.

        The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

Section 8.05.  Master Servicer to Pay Trustee's Fees
                      and Expenses; Indemnification.

     (a) The Master Servicer covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee, and the Master Servicer will pay or reimburse the Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

     (b) The Master Servicer agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on the Trustee's part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement and the Custodial Agreement, provided that:

(i) with respect to any such claim, the Trustee shall have given the Master Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

(ii) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Master Servicer in preparing such defense; and

(iii) notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Master Servicer which consent shall not be unreasonably withheld.

No termination of this Agreement  shall affect the  obligations  created by this
Section 8.05(b) of the Master Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

        Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this Section 8.05(b) shall not pertain to any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of the Certificateholders pursuant to the terms of this Agreement.

Section 8.06.  Eligibility Requirements for Trustee.

        The Trustee hereunder shall at all times be a corporation or a national banking association having its principal office in a state and city acceptable to the Company and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

Section 8.07.  Resignation and Removal of the Trustee.

     (a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

     (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Company, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. In addition, in the event that the Company determines that the Trustee has failed (i) to distribute or cause to be distributed to the Certificateholders any amount required to be distributed hereunder, if such amount is held by the Trustee or its Paying Agent (other than the Master Servicer or the Company) for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii) above) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Company, then the Company may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence. In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Company shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates.

     (c) The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Company, one complete set to the Trustee so removed and one complete set to the successor so appointed.

     (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in
Section 8.08.

Section 8.08.  Successor Trustee.

     (a) Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Company, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

     (b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

     (c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

Section 8.09.  Merger or Consolidation of Trustee.

        Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.

Section 8.10.  Appointment of Co-Trustee or Separate Trustee.

     (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

     (b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

     (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

     (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

Section 8.11.  Appointment of Custodians.

        The Trustee may, with the consent of the Master Servicer and the Company, appoint one or more Custodians who are not Affiliates of the Company, the Master Servicer or any Seller to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to
Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each
Custodial Agreement may be amended only as provided in Section 11.01. The Trustee shall notify the Certificateholders of the appointment of any Custodian (other than the Custodian appointed as of the Closing Date) pursuant to this
Section 8.11.

Section 8.12.  Appointment of Office or Agency.

        The Trustee will maintain an office or agency in the City of New York at the address designated in Section 11.05 of the Series Supplement where Certificates may be surrendered for registration of transfer or exchange. The Trustee will maintain an office at the address stated in

Section 11.05 of the Series Supplement where notices and demands to or upon the Trustee in respect of this Agreement may be served.

                                   ARTICLE IX

                                   TERMINATION

Section 9.01.  Termination Upon Purchase by the Master Servicer
                      or the Company or Liquidation of All Mortgage Loans.

     (a) Subject to Section 9.02, the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee created hereby in respect of the Certificates (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Company to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

(i) the later of the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

(ii) the purchase by the Master Servicer or the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to 100% of the unpaid principal balance of each Mortgage Loan or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance (net of any unreimbursed Advances attributable to principal) on the day of repurchase plus accrued interest thereon at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of any Modified Mortgage Loan) to, but not including, the first day of the month in which such repurchase price is distributed, provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof and provided further that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of any portion of any REMIC formed under the Series Supplement as a REMIC.

        The right of the Master Servicer or the Company to purchase all the assets of the Trust Fund pursuant to clause (ii) above is conditioned upon the Pool Stated Principal Balance as of the Final Distribution Date, prior to giving effect to distributions to be made on such Distribution Date, being less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans. If such right is exercised by the Master Servicer, the Master Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage Loans. In addition, the Master Servicer or the Company, as applicable, shall provide to the Trustee the certification required by Section 3.15 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to the Master Servicer or the Company, as applicable, the Mortgage Files pertaining to the Mortgage Loans being purchased.

     (b) The Master Servicer or, in the case of a final distribution as a result of the exercise by the Company of its right to purchase the assets of the Trust Fund, the Company shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer or the Company, as applicable, anticipates that the final distribution will be made to Certificateholders (whether as a result of the exercise by the Master Servicer or the Company of its right to purchase the assets of the Trust Fund or otherwise). Notice of any termination, specifying the anticipated Final Distribution Date (which shall be a date that would otherwise be a Distribution
Date) upon which the Certificateholders may surrender their Certificates to the Trustee (if so required by the terms hereof) for payment of the final distribution and cancellation, shall be given promptly by the Master Servicer or the Company, as applicable (if it is exercising its right to purchase the assets of the Trust Fund), or by the Trustee (in any other case) by letter to the Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

(i) the anticipated Final Distribution Date upon which final payment of the Certificates is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated,

(ii) the amount of any such final payment, if known, and

(iii)that the Record Date otherwise applicable to such Distribution Date is not applicable, and in the case of the Senior Certificates and Class M Certificates, that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If the Master Servicer or the Company, as applicable, is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Master Servicer or the Company, the Master Servicer or the Company, as applicable, shall deposit in the Certificate Account before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund computed as above provided.

     (c) In the case of the Senior, Class M or Class B Certificates, upon presentation and surrender of the Certificates by the Certificateholders thereof, the Trustee shall distribute to the Certificateholders (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Master Servicer's or the Company's election to repurchase, or (ii) if the Master Servicer or the Company elected to so repurchase, an amount determined as follows: (A) with respect to each Certificate the outstanding Certificate
Principal Balance thereof, plus Accrued Certificate Interest for the related Interest Accrual Period thereon and any previously unpaid Accrued Certificate Interest, subject to the priority set forth in Section 4.02(a), and (B) with respect to the Class R Certificates, any excess of the amounts available for distribution (including the repurchase price specified in clause (ii) of subsection (a) of this Section) over the total amount distributed under the immediately preceding clause (A).

     (d) If any Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date (if so required by the terms hereof), the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer or the Company, as applicable (if it exercised its right to purchase the assets of the Trust Fund), or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer or the Company, as applicable, to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Master Servicer or the Company, as applicable, all amounts distributable to the holders thereof and the Master Servicer or the Company, as applicable, shall thereafter hold such amounts until distributed to such holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer or the Company, as applicable, as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01.

Section 9.02.  Additional Termination Requirements.

     (a) Each REMIC that comprises the Trust Fund shall be terminated in accordance with the following additional requirements, unless (subject to Section 10.01(f)) the Trustee and the Master Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee) to the effect that the failure of each such REMIC to comply with the requirements of this Section 9.02 will not (i) result in the imposition on the Trust of taxes on "prohibited transactions," as described in Section 860F of the Code, or (ii) cause any such REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding:

(i) The Master Servicer shall establish a 90-day liquidation period for each such REMIC and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury regulations Section 1.860F-1. The Master Servicer also shall satisfy all of the requirements of a qualified liquidation for a REMIC under Section 860F of the Code and regulations thereunder;

(ii) The Master Servicer shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

(iii) If the Master Servicer or the Company is exercising its right to purchase the assets of the Trust Fund, the Master Servicer shall, during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash.

     (b) Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master Servicer as its attorney-in-fact to adopt a plan of complete liquidation for each REMIC at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.

Section 9.03.  Termination of Multiple REMICs.

        If the REMIC Administrator makes two or more separate REMIC elections, the applicable REMIC shall be terminated on the earlier of the Final Distribution Date and the date on which it is deemed to receive the last deemed distributions on the related Uncertificated REMIC Regular Interests and the last distribution due on the Certificates is made.

                                   Article X


                                REMIC PROVISIONS

Section 10.01. REMIC Administration.

     (a) The REMIC Administrator shall make an election to treat the Trust Fund as one or more REMICs under the Code and, if necessary, under applicable state law. The assets of each such REMIC will be set forth in the Series Supplement. Such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of each REMIC election in respect of the Trust Fund, Certificates and interests to be designated as the "regular interests" and the sole class of "residual interests" in the REMIC will be set forth in Section 10.03 of the Series Supplement. The REMIC Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in any REMIC elected in respect of the Trust Fund other than the "regular interests" and "residual interests" so designated.

     (b) The Closing Date is hereby designated as the "startup day" of the Trust Fund within the meaning of Section 860G(a)(9) of the Code.

     (c) The REMIC Administrator shall hold a Class R Certificate representing a 0.01% Percentage Interest each Class of the Class R Certificates and shall be designated as "the tax matters person" with respect to each REMIC in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section 301.6231(a)(7)-1.  The REMIC Administrator, as tax matters person, shall
(i) act on behalf of each REMIC in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and the REMIC Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence. If the REMIC Administrator is no longer the Master Servicer hereunder, at its option the REMIC Administrator may continue its duties as REMIC Administrator and shall be paid reasonable compensation not to exceed $3,000 per year by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

     (d) The REMIC Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to each REMIC created hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely manner. The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor. The REMIC Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of Tax Returns that contain errors or omissions. The Trustee and Master Servicer shall promptly provide the REMIC Administrator with such information as the REMIC Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

     (e) The REMIC Administrator shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Trustee, and the Trustee shall forward to the Certificateholders, such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and
(iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each REMIC.

     (f) The Master Servicer and the REMIC Administrator shall take such actions and shall cause each REMIC created hereunder to take such actions as are reasonably within the Master Servicer's or the REMIC Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status of each REMIC as a REMIC under the REMIC Provisions (and the Trustee shall assist the Master Servicer and the REMIC Administrator, to the extent reasonably requested by the Master Servicer and the REMIC Administrator to do so). The Master Servicer and the REMIC Administrator shall not knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any portion of any REMIC formed under the Series Supplement as a REMIC or (ii) result in the imposition of a tax upon any such REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the
Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an "Adverse REMIC Event") unless the Master Servicer or the REMIC Administrator, as applicable, has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Master Servicer or the REMIC Administrator, as applicable, determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of the Master Servicer, the REMIC Administrator or the Trustee) to the effect that the contemplated action will not, with respect to each REMIC created hereunder, endanger such status or, unless the Master Servicer, the REMIC Administrator or both, as applicable, determine in its or their sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied. The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to any REMIC created hereunder or any related assets thereof, or causing any such REMIC to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Master Servicer or the REMIC Administrator, as applicable, or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any such REMIC, and the Trustee shall not take any such action or cause any such REMIC to take any such action as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that an Adverse REMIC Event could occur. The Master Servicer or the REMIC Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Master Servicer or the REMIC Administrator. At all times as may be required by the Code, the Master Servicer will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of each REMIC created hereunder as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

     (g) In the event that any tax is imposed on "prohibited transactions" of any REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of any such REMIC as defined in Section 860G(c) of the Code, on any contributions to any such REMIC after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement or the Master Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, or (iii) otherwise against amounts on deposit in the Custodial Account as provided by Section 3.10 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

     (h) The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to each REMIC created hereunder on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

     (i) Following the Startup Day, neither the Master Servicer nor the Trustee shall accept any contributions of assets to any REMIC created hereunder unless (subject to Section 10.01(f)) the Master Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in such REMIC will not cause the REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

     (j) Neither the Master Servicer nor the Trustee shall (subject to Section 10.01(f)) enter into any arrangement by which any REMIC created hereunder will receive a fee or other compensation for services nor permit any such REMIC to receive any income from assets other than "qualified mortgages" as defined in
Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

     (k) Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" by which the Certificate Principal Balance of each Class of Certificates (other than the Interest Only Certificates) representing a regular interest in the applicable REMIC and the Uncertificated Principal Balance of each Uncertificated REMIC Regular Interest (other than each Uncertificated Class A-V REMIC Regular Interest, if any) and the rights to the Interest Only Certificates and Uncertificated Class A-V REMIC Regular Interest would be reduced to zero is the Maturity Date for each such Certificate and Interest.

     (l) Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for each REMIC created hereunder.

     (m) Neither the Trustee nor the Master Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of any REMIC created hereunder, (iii) the termination of any such REMIC pursuant to Article IX of this Agreement or
(iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) nor acquire any assets for any such REMIC, nor sell or dispose of any investments in the Custodial Account or the Certificate Account for gain nor accept any contributions to any such REMIC after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of such REMIC as a REMIC or
(b) unless the Master Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause such REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

Section 10.02. Master Servicer, REMIC Administrator and Trustee Indemnification.

     (a) The Trustee agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Company or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

     (b) The REMIC Administrator agrees to indemnify the Trust Fund, the Company, the Master Servicer and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the Master Servicer or the Trustee, as a result of a breach of the REMIC Administrator's covenants set forth in this Article X with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the REMIC Administrator that contain errors or omissions; provided, however, that such liability will not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC Administrator by the Master Servicer in which case Section 10.02(c) will apply.

     (c) The Master Servicer agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the REMIC Administrator or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in this Article X or in
Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.

Section 10.03. Designation of REMIC(s).

        As provided in Section 10.03 of the Series Supplement.

                                   Article XI

                            MISCELLANEOUS PROVISIONS

Section 11.01. Amendment.

     (a) This Agreement or any Custodial Agreement may be amended from time to time by the Company, the Master Servicer and the Trustee, without the consent of any of the Certificateholders:

(i)     to cure any ambiguity,

(ii) to correct or supplement any provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

(iii)to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of the Trust Fund as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

(iv) to change the timing and/or nature of deposits into the Custodial Account or the Certificate Account or to change the name in which the Custodial Account is maintained, provided that (A) the Certificate Account Deposit Date shall in no event be later than the related Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and
     (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect,

(v) to modify, eliminate or add to the provisions of Section 5.02(f) or any other provision hereof restricting transfer of the Class R Certificates, by virtue of their being the "residual interests" in a REMIC, provided that
     (A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect, and (B) such change shall not (subject to Section 10.01(f)), as evidenced by an Opinion of Counsel (at the expense of the party seeking so to modify, eliminate or add such provisions), cause any REMIC created hereunder or any of the Certificateholders (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee,

(vi) to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder or

               (vii) to amend any provision herein or therein that is not material to any of the Certificateholders.


     (b) This Agreement or any Custodial Agreement may also be amended from time to time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

(i) reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate,

(ii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

     (c) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (subject to Section 10.01(f) and at the expense of the party seeking such amendment) to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Company or the Trustee in accordance with such amendment will not result in the imposition of a federal tax on the Trust Fund or cause any REMIC created under the Series Supplement to fail to qualify as a REMIC at any time that any Certificate is outstanding.

     (d) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to the Custodian and each Certificateholder. It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

     (e) The Company shall have the option, in its sole discretion, to obtain and deliver to the Trustee any corporate guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or any combination of the foregoing, for the purpose of protecting the Holders of the Class B Certificates against any or all Realized Losses or other shortfalls. Any such instrument or fund shall be held by the Trustee for the benefit of the Class B Certificateholders, but shall not be and shall not be deemed to be under any circumstances included in the Trust Fund. To the extent that any such instrument or fund constitutes a reserve fund for federal income tax purposes, (i) any reserve fund so established shall be an outside reserve fund and not an asset of the Trust Fund, (ii) any such reserve fund shall be owned by the Company, and (iii) amounts transferred by the Trust Fund to any such reserve fund shall be treated as amounts distributed by the Trust Fund to the Company or any successor, all within the meaning of Treasury Regulations Section 1.860G-2(h) as it reads as of the Cut-off Date. In connection with the provision of any such instrument or fund, this Agreement and any provision hereof may be modified, added to, deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the establishment or administration thereof, such amendment to be made by written instrument executed or consented to by the Company but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of the Senior Certificateholders, the Class M Certificateholders, the Master Servicer or the Trustee, as applicable; provided that the Company obtains (subject to Section 10.01(f)) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code and (b) any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding. In the event that the Company elects to provide such coverage in the form of a limited guaranty provided by General Motors Acceptance Corporation, the Company may elect that the text of such amendment to this Agreement shall be substantially in the form attached hereto as Exhibit K (in which case Residential Funding's Subordinate Certificate Loss Obligation as described in such exhibit shall be established by Residential Funding's consent to such amendment) and that the limited guaranty shall be executed in the form attached hereto as Exhibit L, with such changes as the Company shall deem to be appropriate; it being understood that the Trustee has reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

Section 11.02. Recordation of Agreement; Counterparts.

     (a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of Holders of Certificates entitled to at least 25% of the Voting Rights), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

     (b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 11.03. Limitation on Rights of Certificateholders.

     (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

     (b) No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

     (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 11.04. Governing Law.

        This agreement and the Certificates shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 11.05. Notices.

        As provided in Section 11.05 of the Series Supplement.

Section 11.06. Required Notices to Rating Agency and Subservicer.

        The Company, the Master Servicer or the Trustee, as applicable, shall notify each Rating Agency and the Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c), (d), (g), (h), (i) or (j) below or provide a copy to each Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (e) and (f) below:

(a)     a material change or amendment to this Agreement,

(b)     the occurrence of an Event of Default,

(c) the termination or appointment of a successor Master Servicer or Trustee or a change in the majority ownership of the Trustee,

(d) the filing of any claim under the Master Servicer's blanket fidelity bond and the errors and omissions insurance policy required by Section
        3.12 or the cancellation or modification of coverage under any such instrument,

(e) the statement required to be delivered to the Holders of each Class of Certificates pursuant to Section 4.03,

(f)  the statements required to be delivered pursuant to Sections 3.18 and 3.19,

(g)  a change  in the  location  of the  Custodial  Account  or the  Certificate
     Account,

(h) the occurrence of any monthly cash flow shortfall to the Holders of any Class of Certificates resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

(i)     the occurrence of the Final Distribution Date, and

(j)     the repurchase of or substitution for any Mortgage Loan,

provided, however, that with respect to notice of the occurrence of the events described in clauses (d), (g) or (h) above, the Master Servicer shall provide prompt written notice to each Rating Agency and the Subservicer of any such event known to the Master Servicer.

Section 11.07. Severability of Provisions.

        If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 11.08. Supplemental Provisions for Resecuritization.

        This Agreement may be supplemented by means of the addition of a separate Article hereto (a "Supplemental Article") for the purpose of resecuritizing any of the Certificates issued hereunder, under the following circumstances. With respect to any Class or Classes of Certificates issued hereunder, or any portion of any such Class, as to which the Company or any of its Affiliates (or any designee thereof) is the registered Holder (the "Resecuritized Certificates"), the Company may deposit such Resecuritized Certificates into a new REMIC, grantor trust, FASIT or custodial arrangement (a "Restructuring Vehicle") to be held by the Trustee pursuant to a Supplemental Article. The instrument adopting such Supplemental Article shall be executed by the Company, the Master Servicer and the Trustee; provided, that neither the Master Servicer nor the Trustee shall withhold their consent thereto if their respective interests would not be materially adversely affected thereby. To the extent that the terms of the Supplemental Article do not in any way affect any provisions of this Agreement as to any of the Certificates initially issued hereunder, the adoption of the Supplemental Article shall not constitute an "amendment" of this Agreement.

        Each Supplemental Article shall set forth all necessary provisions relating to the holding of the Resecuritized Certificates by the Trustee, the establishment of the Restructuring Vehicle, the issuing of various classes of new certificates by the Restructuring Vehicle and the distributions to be made thereon, and any other provisions necessary for the purposes thereof. In connection with each Supplemental Article, the Company shall deliver to the Trustee an Opinion of Counsel to the effect that (i) the Restructuring Vehicle will qualify as a REMIC, grantor trust, FASIT or other entity not subject to taxation for federal income tax purposes and (ii) the adoption of the Supplemental Article will not endanger the status of the Trust Fund as a REMIC or (subject to Section 10.01(f)) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC as set forth in Section 860G(d) of the Code).

                                    EXHIBIT A


FORM OF CLASS A CERTIFICATE, [PRINCIPAL ONLY/CLASS A-P] CERTIFICATE AND [INTEREST ONLY/CLASS A-V] CERTIFICATE



     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

        [THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS ___________ __, ____. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT [___]% OF THE PREPAYMENT SPEED ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), [AND ASSUMING A CONSTANT PASS-THROUGH RATE EQUAL TO THE INITIAL PASS-THROUGH RATE,] THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[ ] OF OID PER [$1,000] [$100,000] OF [INITIAL CERTIFICATE PRINCIPAL BALANCE] [NOTIONAL AMOUNT], THE YIELD TO MATURITY IS [ ]% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[ ] PER [$1,000] [$100,000] OF [INITIAL CERTIFICATE PRINCIPAL BALANCE] [NOTIONAL AMOUNT], COMPUTED USING THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE OR AS TO THE CONSTANCY OF THE PASS-THROUGH RATE.]

Certificate No.                  [        %][Variable] Pass-Through Rate
                                 [based on a Notional Amount]
Class A-     Senior
Date of Pooling and Servicing    [Percentage Interest:       %]
Agreement and Cut-off Date:
___________ 1, ____              Aggregate Initial [Certificate Principal
                                 Balance] [[Interest Only/Class A-V] Notional
First Distribution Date:         Amount] [Subclass Notional Amount] of the
_________ 25, ____               Class A-     Certificates:

Master Servicer:                 [Initial] [Certificate Principal
Residential Funding              Balance] [Interest Only/Class A-V] [Subclass]
Corporation                      Notional Amount] of this Certificate:
                                 $                          ]
Assumed Final
Distribution Date:               CUSIP 76110F-
___________ 25, ____


                 MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE
                                 SERIES ____-___

               evidencing a percentage interest in the distributions allocable to the Class A- Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

               This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

     This certifies that ____________________ is the registered owner of the Percentage Interest evidenced by this Certificate [(obtained by dividing the [Initial Certificate Principal Balance] [Initial [Interest Only/Class A-V] Notional Amount] of this Certificate by the aggregate [Initial Certificate Principal Balance of all Class A- Certificates] [Initial [Interest Only/Class A-V] Notional Amounts of all [Interest Only/Class A-V] Certificates], both as specified above)] in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount [(of interest and principal, if any)] required to be distributed to Holders of Class A-Certificates on such Distribution Date. [The [Interest Only/Class A-V] Notional Amount of the [Interest Only/Class A-V] Certificates as of any date of determination is equal to the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC Regular Interests represented by such [Interest Only/Class A-V] Certificates.] [The Subclass Notional Amount of the [Interest Only/Class A-V]- Certificates as of any date of determination is equal to the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC Regular Interests represented by such [Interest Only/Class A-V]- Certificates immediately prior to such date.] [The [Interest Only/Class A-V][- ] Certificates have no Certificate Principal Balance.]

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The [Initial Certificate Principal Balance] [Initial [Interest Only/Class A-V] Notional Amount] [initial Subclass Notional Amount] of this Certificate is set forth above.] [The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.]

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed
Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage

Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [_________________________],
                                              as Trustee




                                            By:
                                                 Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class A- Certificates referred to in the within-mentioned Agreement.



                                            [________________________,]
                                                 as Certificate Registrar





                                            By:
                                                 Authorized Signatory

                                   ASSIGNMENT

               FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:                                    Signature by or on behalf of assignor





                                                 Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________for the account
__________________________      of      _________________________,       account
number____________________,      or,     if     mailed     by     check,      to
________________________________.

     Applicable statements should be mailed to __________________________.

     This  information  is  provided   by________________________________,   the
assignee named above, or__________________________________ , as its agent.

                                    EXHIBIT B

                           FORM OF CLASS M CERTIFICATE

        THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES [CLASS M-1 CERTIFICATES] [AND CLASS M-2 CERTIFICATES] AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

        THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS ___________ __, ____. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT [___]% OF THE PREPAYMENT SPEED ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[____] OF OID PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS [_____]% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[____] PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE.

        No transfer of this Class M Certificate will be made unless the Trustee has received either (A) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and Section 4975 of the Code and stating, among other things, that the transferee's acquisition of THIS Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (B) a representation letter, in the form described IN the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan (a "plan investor"), or stating that
(I) the transferee is an insurance company, (II) the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and (iii) the CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE
(B), A "cOMPLYING INSURANCE COMPANY").

        NOTWITHSTANDING THE ABOVE, WITH RESPECT TO THE TRANSFER OF THIS CERTIFICATE TO A DEPOSITORY OR ANY SUBSEQUENT TRANSFER OF ANY INTEREST IN THIS CERTIFICATE FOR SO LONG AS THIS CERTIFICATE IS HELD BY A DEPOSITORY, (I) NEITHER AN OPINION OF COUNSEL NOR A CERTIFICATION, EACH AS DESCRIBED IN THE FOREGOING PARAGRAPH, SHALL BE REQUIRED, AND (II) THE FOLLOWING CONDITIONS SHALL APPLY:

               1. Any Transferee of this Certificate will be deemed to have represented by virtue of its purchase or holding of this Certificate (or interest herein) that either (a) such Transferee is not a Plan Investor or (b) SUCH TRANSFEREE IS a Complying Insurance Company; and

               2. If this Certificate (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD IN VIOLATION OF THE PROVISIONS OF THE PRECEDING PARAGRAPH, then the last preceding Transferee that either (i) is not a Plan Investor or (ii) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of this Certificate. The Trustee shall be under no liability to any Person for making any payments due on this Certificate to such preceding Transferee.

        Any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 5.02(e) of the Pooling and Servicing Agreement shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

Certificate No.                                   [      ]% Pass-Through Rate

Class M-    Subordinate                           Aggregate Certificate
                                                  Principal Balance
Date of Pooling and Servicing                     of the Class M Certificates:
Agreement and Cut-off Date:                       $
___________ 1, ____
                                                  Initial Certificate Principal
First Distribution Date:                          Balance of this Certificate:
_________ 25, ____                                $

Master Servicer:                                  CUSIP: 76110F-
Residential Funding Corporation

Assumed Final Distribution Date:
___________ 25, ____

                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                 SERIES ____-___

        evidencing a percentage interest in any distributions allocable to the Class M- Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

               This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

     This certifies that _______________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class M- Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master

Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class M-Certificates on such Distribution Date.

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

               As described above, no transfer of this Class M Certificate will be made unless (i) the Trustee has received either an opinion of counsel or a representation letter, each as described in the Agreement, relating to the permissibility of such transfer under ERISA and Section 4975 of the Code, or
(ii) this Certificate is held by a Depository, in which case the Transferee will be deemed to have made representations relating to the permissibility of such transfer under ERISA and Section 4975 of the Code, as described in Section 5.02(e) of the Agreement. In addition, any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 5.02(e) of the Agreement shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed
Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [____________________________],
                                   as Trustee




                                            By:___________________________
                                                 Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class M- Certificates referred to in the within-mentioned Agreement.




                                            [_________________________],
                                             as Certificate Registrar



                                            By:________________________
                                                 Authorized Signatory

                                   ASSIGNMENT

               FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:                                   _____________________________________
                                         Signature by or on behalf of assignor




                                         _____________________________________
                                                 Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS


             The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________for the account
__________________________      of      _________________________,       account
number____________________,      or,     if     mailed     by     check,      to
________________________________.

     Applicable statements should be mailed to __________________________.

     This  information  is  provided   by________________________________,   the
assignee named above, or__________________________________ , as its agent.

                                 EXHIBIT C


                           FORM OF CLASS B CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES AND CLASS M CERTIFICATES [AND CLASS B-1] [CLASS B-2 CERTIFICATES] DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS ___________ __, ____. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 100% OF THE PREPAYMENT SPEED ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[ ] OF OID PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS [ ]% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[ ] PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE.

Certificate No.                                   [      ]% Pass-Through Rate

Class B-     Subordinate                          Aggregate Certificate
                                                  Principal Balance
Date of Pooling and Servicing                     of the Class B-
Agreement and Cut-off Date:                       Certificates as of
___________ 1, ____                               the Cut-off Date:
                                                  $
First Distribution Date:
_________ 25, ____                                Initial Certificate Principal
                                                  Balance of this Certificate:
Master Servicer:                                  $
Residential Funding Corporation

Assumed Final Distribution Date:
___________ 25, ____


                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                 SERIES ____-___

       evidencing a percentage interest in any distributions allocable to the Class B- Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

               This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that Residential Accredit Loans, Inc. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class B- Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month next preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class B Certificates on such Distribution Date.

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

               No transfer of this Class B Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Company may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class B Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan, or stating that the transferee is an insurance company, the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed
Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [_____________________________],
                                                as Trustee



                                            By:___________________________
                                                 Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class M- Certificates referred to in the within-mentioned Agreement.



                                            [________________________________],
                                                 as Certificate Registrar


                                            By:__________________________
                                                 Authorized Signatory

                                   ASSIGNMENT

               FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:_______________                    _____________________________________
                                         Signature by or on behalf of assignor




                                         _____________________________________
                                                 Signature Guaranteed



                            DISTRIBUTION INSTRUCTIONS

              The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________for the account
__________________________      of      _________________________,       account
number____________________,      or,     if     mailed     by     check,      to
________________________________.

     Applicable statements should be mailed to __________________________.

     This  information  is  provided   by________________________________,   the
assignee named above, or__________________________________ , as its agent.

                                    EXHIBIT D


                           FORM OF CLASS R CERTIFICATE

THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND EXCEPT FOR THE FHLMC, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY SUCH GOVERNMENTAL UNIT), (B) A FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF EITHER OF THE FOREGOING, (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS' COOPERATIVES DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE (INCLUDING THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS TAXABLE INCOME), (D) RURAL ELECTRIC AND TELEPHONE COOPERATIVES DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (E) AN ELECTING LARGE PARTNERSHIP UNDER SECTION 775(a) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B),
(C), (D) OR (E) BEING HEREIN REFERRED TO AS A "DISQUALIFIED  ORGANIZATION"),  OR
(F) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO

THE  FINANCIAL  CONDITION  OF  THE  PROPOSED  TRANSFEREE.   NOTWITHSTANDING  THE
REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Certificate No.                                   [      ]% Pass-Through Rate

Class R Senior                                    Aggregate Initial Certificate
                                                  Principal Balance of the
Date of Pooling and Servicing                     Class R Certificates:
Agreement and Cut-off Date:                       $100.00
___________ 1, ____
                                                  Initial Certificate Principal
First Distribution Date:                          Balance of this Certificate:
_________ 25, ____                                $___________________________

Master Servicer:                                  Percentage Interest:
Residential Funding Corporation                   ____________________________%

Assumed Final Distribution Date:                  CUSIP 76110F-
___________ 25, ____


                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                 SERIES ____-___

        evidencing a percentage interest in any distributions allocable to the Class R Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

               This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

     This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the aggregate
Initial Certificate Principal Balance of all Class R Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class R Certificates on such Distribution Date.

               Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Company will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Company, which purchaser may be the Company, or any affiliate of the Company, on such terms and conditions as the Company may choose.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto. Notwithstanding the reduction of the Certificate Principal Balance hereof to zero, this Certificate will remain outstanding under the

Agreement and the Holder hereof may have additional obligations with respect to this Certificate, including tax liabilities, and may be entitled to certain additional distributions hereon, in accordance with the terms and provisions of the Agreement.

               No transfer of this Class R Certificate will be made unless the Trustee has received either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class R Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed
Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purpose have the same effect as if set forth at this place.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [____________________________],
                                             as Trustee




                                            By:__________________________
                                                 Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class R Certificates referred to in the within-mentioned Agreement.




                                            [_______________________________],
                                                 as Certificate Registrar



                                            By:__________________________
                                                 Authorized Signatory

                                   ASSIGNMENT

               FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
                                        Signature by or on behalf of assignor





                                                 Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

              The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________for the account
__________________________      of      _________________________,       account
number____________________,      or,     if     mailed     by     check,      to
________________________________.

     Applicable statements should be mailed to __________________________.

     This  information  is  provided   by________________________________,   the
assignee named above, or__________________________________ , as its agent.

                                    EXHIBIT E


                        FORM OF SELLER/SERVICER CONTRACT

        This Seller/Servicer Contract (as may be amended, supplemented or otherwise modified from time to time, this "Contract") is made this day of , 19 , by and between Residential Funding Corporation, its successors and assigns ("Residential Funding") and (the "Seller/Servicer," and, together with Residential Funding, the "parties" and each, individually, a "party").

        WHEREAS, the Seller/Servicer desires to sell Loans to, and/or service Loans for, Residential Funding, and Residential Funding desires to purchase Loans from the Seller/Servicer and/or have the Seller/Servicer service various of its Loans, pursuant to the terms of this Contract and the Residential Funding Seller and Servicer Guides incorporated herein by reference, as amended, supplemented or otherwise modified, from time to time (together, the "Guides").

        NOW, THEREFORE, in consideration of the premises, and the terms, conditions and agreements set forth below, the parties agree as follows:

1.      Incorporation of Guides by Reference.

        The Seller/Servicer acknowledges that it has received and read the Guides. All provisions of the Guides are incorporated by reference into and made a part of this Contract, and shall be binding upon the parties; provided, however, that the Seller/Servicer shall be entitled to sell Loans to and/or service Loans for Residential Funding only if and for so long as it shall have been authorized to do so by Residential Funding in writing. Specific reference in this Contract to particular provisions of the Guides and not to other provisions does not mean that those provisions of the Guides not specifically cited in this Contract are not applicable. All terms used herein shall have the same meanings as such terms have in the Guides, unless the context clearly requires otherwise.

2.      Amendments.

        This Contract may not be amended or modified orally, and no provision of this Contract may be waived or amended except in writing signed by the party against whom enforcement is sought. Such a written waiver or amendment must expressly reference this Contract. However, by their terms, the Guides may be amended or supplemented by Residential Funding from time to time. Any such amendment(s) to the Guides shall be binding upon the parties hereto.

3.      Representations and Warranties.

a.      Reciprocal Representations and Warranties.

               The Seller/Servicer and Residential Funding each represents and warrants to the other that as of the date of this Contract:

(1) Each party is duly organized, validly existing, and in good standing under the laws of its jurisdiction of organization, is qualified, if necessary, to do business and in good standing in each jurisdiction in which it is required to be so qualified, and has the requisite power and authority to enter into this Contract and all other agreements which are contemplated by this Contract and to carry out its obligations hereunder and under the Guides and under such other agreements.

(2) This Contract has been duly authorized, executed and delivered by each party and constitutes a valid and legally binding agreement of each party enforceable in accordance with its terms.

(3) There is no action, proceeding or investigation pending or threatened, and no basis therefor is known to either party, that could affect the validity or prospective validity of this Contract.

(4) Insofar as its capacity to carry out any obligation under this Contract is concerned, neither party is in violation of any charter, articles of incorporation, bylaws, mortgage, indenture, indebtedness, agreement, instrument, judgment, decree, order, statute, rule or regulation and none of the foregoing adversely affects its capacity to fulfill any of its obligations under this Contract. Its execution of, and performance pursuant to, this Contract will not result in a violation of any of the foregoing.

b.      Seller/Servicer's Representations, Warranties and Covenants.

               In addition to the representations, warranties and covenants made by the Seller/Servicer pursuant to subparagraph (a) of this paragraph 3, the Seller/Servicer makes the representations, warranties and covenants set forth in the Guides and, upon request, agrees to deliver to Residential Funding the certified Resolution of Board of Directors which authorizes the execution and delivery of this Contract.

4.      Remedies of Residential Funding.

        If an Event of Seller Default or an Event of Servicer Default shall occur, Residential Funding may, at its option, exercise one or more of those remedies set forth in the Guides.

5.      Seller/Servicer's Status as Independent Contractor.

        At no time shall the Seller/Servicer represent that it is acting as an agent of Residential Funding. The Seller/Servicer shall, at all times, act as an independent contractor.

6.      Prior Agreements Superseded.

        This Contract restates, amends and supersedes any and all prior Seller Contracts or Servicer Contracts between the parties except that any subservicing agreement executed by the Seller/Servicer in connection with any loan-security exchange transaction shall not be affected.

7.      Assignment.

        This Contract may not be assigned or transferred, in whole or in part, by the Seller/Servicer without the prior written consent of Residential Funding. Residential Funding may sell, assign, convey, hypothecate, pledge or in any other way transfer, in whole or in part, without restriction, its rights under this Contract and the Guides with respect to any Commitment or Loan.

8.      Notices.

        All notices, requests, demands or other communications that are to be given under this Contract shall be in writing, addressed to the appropriate parties and sent by telefacsimile or by overnight courier or by United States mail, postage prepaid, to the addresses and telefacsimile numbers specified below. However, another name, address and/or telefacsimile number may be substituted by the Seller/Servicer pursuant to the requirements of this paragraph 8, or Residential Funding pursuant to an amendment to the Guides.

If to Residential Funding, notices must be sent to the appropriate address or telefacsimile number specified in the Guides.

If to the Seller/Servicer, notice must be sent to:



      ____________________________________________________

      ____________________________________________________

      Attention:__________________________________________

      Telefacsimile Number:  (_____ ) _____ -___________

9.      Jurisdiction and Venue.

        Each of the parties irrevocably submits to the jurisdiction of any state or federal court located in Hennepin County, Minnesota, over any action, suit or proceeding to enforce or defend any right under this Contract or otherwise arising from any loan sale or servicing relationship existing in connection with this Contract, and each of the parties irrevocably agrees that all claims in respect of any such action or proceeding may be heard or determined in such state or federal court. Each of the parties irrevocably waives the defense of an inconvenient forum to the maintenance of any such action or proceeding and any other substantive or procedural rights or remedies it may have with respect to the maintenance of any such action or proceeding in any such forum. Each of the parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Each of the parties further agrees not to institute any legal actions or proceedings against the other party or any director, officer, employee, attorney, agent or property of the other party, arising out of or relating to this Contract in any court other than as hereinabove specified in this paragraph 9.

10.     Miscellaneous.

        This Contract, including all documents incorporated by reference herein, constitutes the entire understanding between the parties hereto and supersedes all other agreements, covenants, representations, warranties, understandings and communications between the parties, whether written or oral, with respect to the transactions contemplated by this Contract. All paragraph headings contained herein are for convenience only and shall not be construed as part of this Contract. Any provision of this Contract that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction, and, to this end, the provisions hereof are severable. This Contract shall be governed by, and construed and enforced in accordance with, applicable federal laws and the laws of the State of Minnesota.



     `                        E-4

        IN WITNESS WHEREOF, the duly authorized officers of the Seller/Servicer and Residential Funding have executed this Seller/Servicer Contract as of the date first above written.

ATTEST:                                 SELLER/SERVICER

[Corporate Seal]

                                                    (Name of Seller/Servicer)
By:_____________________                By:__________________________
      (Signature)                                   (Signature)
By:_____________________                By:__________________________
      (Typed Name)                                  (Typed Name)
Title:__________________                Title:_______________________
======================================= =======================================

ATTEST:                                 RESIDENTIAL FUNDING CORPORATION
[Corporate Seal]

By:_____________________                By:__________________________
      (Signature)                                        (Signature)
By:_____________________                By:__________________________
      (Typed Name)                                       (Typed Name)
Title:__________________                Title:_______________________

                                    EXHIBIT F
                          FORMS OF REQUEST FOR RELEASE

DATE:

TO:

RE:            REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
Borrower Name(s):
Reason for Document Request:      (circle one)

        Mortgage Loan Prepaid in Full              Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."


Residential Funding Corporation
Authorized Signature

******************************************************************************

TO CUSTODIAN/TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

Enclosed Documents:          [ ]  Promissory Note
                             [ ]  Primary Insurance Policy
                             [ ]  Mortgage or Deed of Trust
                             [ ]  Assignment(s)  of Mortgage or Deed of Trust
                             [ ]  Title Insurance Policy
                             [ ] Other:

Name:
Title:
Date:

                                   EXHIBIT G-1

                    FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF                         )
                                 )    ss.:
COUNTY OF                        )
               [NAME OF OFFICER], being first duly sworn, deposes and says:

1. That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class R (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of ] [the United States], on behalf of which he makes this affidavit and agreement.

2. That the Owner (i) is not and will not be a "disqualified organization" or an electing large partnership as of [date of transfer] within the meaning of Sections 860E(e)(5) and 775, respectively, of the Internal Revenue Code of 1986, as amended (the "Code") or an electing large partnership under Section 775(a) of the Code, (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R Certificates, and (iii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means an electing large partnership under
Section 775 of the Code, the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations or electing large partnerships, under the Code, that applies to all transfers of Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor (or, with respect to transfers to electing large partnerships, on each such partnership), or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent;
(iii) that the person (other than with respect to transfers to electing large partnerships) otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R Certificates if either the pass-through entity is an electing large partnership under Section 775 of the if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

5. The Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof (except in the case of a partnership, to the extent provided in Treasury regulations), or an estate that is described in Section 7701(a)(30)(D) of the Code, or a trust that is described in Section 7701(a)(30)(E) of the Code.

6. That the Owner is aware that the Trustee will not register the transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

7. That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 5.02(f) of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clause (iii)(A) and (iii)(B) of Section 5.02(f) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.02(f)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

8. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

9. The Owner's Taxpayer Identification Number is .

10. This affidavit and agreement relates only to the Class R Certificates held by the Owner and not to any other holder of the Class R Certificates. The Owner understands that the liabilities described herein relate only to the Class R Certificates.

11. That no purpose of the Owner relating to the transfer of any of the Class R Certificates by the Owner is or will be to impede the assessment or collection of any tax.

12. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person

                                        G-1-2
from whom it acquired the Class R Certificate that the Owner intends to pay taxes associated with holding such Class R Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificate.

13. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R Certificates remain outstanding.

14. The Purchaser is not an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or an investment manager, named fiduciary or a trustee of any such plan, or any other Person acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any such plan.

               IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this
         day of                               , 199    .




                                            [NAME OF OWNER]



                                            By:_____________________________
                                                 [Name of Officer]
                                                 [Title of Officer]
[Corporate Seal]

ATTEST:


[Assistant] Secretary

               Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

               Subscribed and sworn before me this day of______,199__ .




                                            ______________________________
                                            NOTARY PUBLIC



                                            COUNTY OF_____________________
                                            STATE OF______________________
                                            My Commission  expires the ___
                                            day of , 19__.


                                   G-1-4

                                   EXHIBIT G-2


                         FORM OF TRANSFEROR CERTIFICATE


                                                          , 19

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

Attention:  Residential Funding Corporation Series ____-___

               Re: Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class R

Ladies and Gentlemen:

     This letter is delivered to you in connection with the transfer by _________________ (the "Seller") to ____________________ (the "Purchaser") of $
Initial Certificate Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class R (the "Certificates"), pursuant to Section
5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and __________________, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

15. No purpose of the Seller relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

16. The Seller understands that the Purchaser has delivered to the Trustee and the Master Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit G-1. The Seller does not know or believe that any representation contained therein is false.

17. The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of a Class R Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

18. The Seller has no actual knowledge that the proposed Transferee is not both a United States Person and a Permitted Transferee.


                                            Very truly yours,

                                            ____________________________
                                             (Seller)



                                            By:_________________________
                                            Name:_______________________
                                            Title:______________________



                                        G-2-2

                                   EXHIBIT H-1


                     FORM OF INVESTOR REPRESENTATION LETTER


                                                                , 19

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN 55437


Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN  55437

Attention:  Residential Funding Corporation Series ____-___

               RE: Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, [Class B-]

Ladies and Gentlemen:

     _________________________   (the  "Purchaser")  intends  to  purchase  from
_______________________- (the "Seller") $ Initial Certificate Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer (the "Master Servicer"), and __________________, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that:

1. The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Company is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

2. The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

3. The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

4.   The Purchaser has been furnished with, and has had an opportunity to review
     (a) [a copy of the Private Placement Memorandum, dated , 19 , relating to the Certificates (b)] a copy of the Pooling and Servicing Agreement and [b] [c] such other information concerning the Certificates, the Mortgage Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Certificates by the Company, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Company solely for use in connection with the Original Sale and the Company did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Company with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any

                                        H-1-2
     other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

6.      The Purchaser

(a) is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss.2510.3-101; or

(b) is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

        In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless such Plan or person meets the requirements set forth in either 6(a) or (b) above.


                                            Very truly yours,





                                            By:
                                            Name:
                                            Title:


                                        H-1-3

                                   EXHIBIT H-2


                       FORM OF ERISA REPRESENTATION LETTER


                                                                      , 199

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437


Attention:     Residential Funding Corporation Series ____-___

               Re: Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class M-___

Ladies and Gentlemen:

     ____________________(the    "Purchaser")    intends   to   purchase    from
___________________-- (the "Seller")  $____________________  Initial Certificate
Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class M- (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____, among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer (the "Master Servicer") and __________________, as (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with the Company, the Trustee and the Master Servicer that either:

(a) The Purchaser is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss.2510.3-101; or

(b) The Purchaser is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), ), and the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied.

     In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless such Plan or person meets the requirements set forth in either (a) or (b) above.


                                            Very truly yours,


                                             ___________________________


                                            By:_________________________
                                            Name:_______________________
                                            Title:______________________



                                        H-2-2

                                   EXHIBIT H-3

                              FORM OF ERISA LEGEND

        Each beneficial owner of a book-entry Class M Certificate (or any interest therein) shall be deemed to have represented, by virtue of its acquisition or holding of such Certificate (or interest therein), that either:

               (a) it is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan; or

               (b) (i) the transferee is an insurance company, (ii) the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and (iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied.

        Any purported beneficial owner of a book-entry Class M Certificate (or interest therein) to whom either (a) or (b) above does not apply shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of its acquisition or holding of such Certificate.

                                    EXHIBIT I


                    FORM OF TRANSFEROR REPRESENTATION LETTER


                                                                  , 19

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN 55437


Attention: Residential Funding Corporation Series ____-___

               Re: Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, [Class B-___]

Ladies and Gentlemen:

     In connection with the sale by _________ (the "Seller") to ________________ (the "Purchaser") of $_______________- Initial Certificate Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and __________________, as trustee (the
"Trustee"). The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

               Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner,
(d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                                            Very truly yours,

                                             ___________________________
                                            (Seller)



                                            By:_________________________
                                            Name:_______________________
                                            Title:______________________

                                    EXHIBIT J


                  [FORM OF RULE 144A INVESTMENT REPRESENTATION]

             Description of Rule 144A Securities, including numbers:


               The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

2. The Buyer warrants and represents to, and covenants with, the Seller, the Trustee and the Master Servicer (as defined in the Pooling and Servicing Agreement (the "Agreement"), dated as of ___________ 1, ____ among Residential Funding Corporation as Master Servicer, Residential Accredit Loans, Inc. as depositor pursuant to Section 5.02 of the Agreement and __________________, as trustee, as follows:

(a) The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

(b) The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

(c) The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Servicer.

(d) Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

(e) The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

               [3.    The Buyer

(a) is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss. 2510.3-101; or

(b) is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.]

               4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

               IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.

____________________________________              __________________________
Print Name of Seller                              Print Name of Buyer
By:_________________________________              By:_______________________
   Name:____________________________                 Name:__________________
   Title:___________________________                 Title:_________________
Taxpayer Identification                           Taxpayer Identification:
No._________________________________              No:_______________________
Date:_______________________________              Date:_____________________

                              ANNEX 1 TO EXHIBIT J


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

             [For Buyers Other Than Registered Investment Companies]

               The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $___________in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

-- Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in
     Section 501(c)(3) of the Internal Revenue Code.

-- Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

-- Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

-- Broker-Dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

-- Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

-- State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

-- ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

-- Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

-- SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

-- Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

-- Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer,
(iii) bank deposit notes and certificates of deposit,  (iv) loan participations,
(v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

______      ______         Will the Buyer be purchasing the Rule 144A
Yes           No           Securities only for the Buyer's own account?

6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.



                                             ______________________________
                                            Print Name of Buyer


                                            By:____________________________
                                                 Name:_____________________
                                                 Title:____________________


                                            Date:__________________________

                              ANNEX 2 TO EXHIBIT J


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

              [For Buyers That Are Registered Investment Companies]

               The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

8. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

9. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

-- The Buyer owned $____________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

-- The Buyer is part of a Family of Investment Companies which owned in the aggregate $ ______________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

10. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

11. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

12. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

13. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.



                                            _______________________________
                                            Print Name of Buyer


                                            By:____________________________
                                                 Name:_____________________
                                                 Title:____________________


                                            IF AN ADVISER:


                                            _______________________________
                                            Print Name of Buyer


                                            Date:__________________________

                                    EXHIBIT K


                   [TEXT OF AMENDMENT TO POOLING AND SERVICING
                  AGREEMENT PURSUANT TO SECTION 11.01(E) FOR A
                                LIMITED GUARANTY]

                                   ARTICLE XII

                   Subordinate Certificate Loss Coverage; Limited Guaranty

               Section 12.01. Subordinate Certificate Loss Coverage; Limited Guaranty. (a) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether it or any Sub-Servicer will be entitled to any reimbursement pursuant to Section 4.02(a) on such Distribution Date for Advances or Sub-Servicer Advances previously made, (which will not be Advances or Sub-Servicer Advances that were made with respect to delinquencies which were subsequently determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses) and, if so, the Master Servicer shall demand payment from Residential Funding of an amount equal to the amount of any Advances or Sub-Servicer Advances reimbursed pursuant to
Section 4.02(a), to the extent such Advances or Sub-Servicer Advances have not been included in the amount of the Realized Loss in the related Mortgage Loan, and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a).

               (b) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether any Realized Losses (other than Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses) will be allocated to the Class B Certificates on such Distribution Date pursuant to Section 4.05, and, if so, the Master Servicer shall demand payment from Residential Funding of the amount of such Realized Loss and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a); provided, however, that the amount of such demand in respect of any Distribution Date shall in no event be greater than the sum of (i) the additional amount of Accrued Certificate Interest that would have been paid for the Class B Certificateholders on such Distribution Date had such Realized Loss or Losses not occurred plus (ii) the amount of the reduction in the Certificate Principal Balances of the Class B Certificates on such Distribution Date due to such Realized Loss or Losses. Notwithstanding such payment, such Realized Losses shall be deemed to have been borne by the Certificateholders for purposes of
Section 4.05. Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses allocated to the Class B Certificates will not be covered by the Subordinate Certificate Loss Obligation.

               (c) Demands for payments pursuant to this Section shall be made prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date by the Master Servicer with written notice thereof to the Trustee. The maximum amount that Residential Funding shall be required to pay pursuant to this Section on any Distribution Date

(the  "Amount  Available")  shall be equal to the lesser of (X) minus the sum of
(i) all previous payments made under subsections (a) and (b) hereof and (ii) all draws under the Limited Guaranty made in lieu of such payments as described below in subsection (d) and (Y) the then outstanding Certificate Principal Balances of the Class B Certificates, or such lower amount as may be established pursuant to Section 12.02. Residential Funding's obligations as described in this Section are referred to herein as the "Subordinate Certificate Loss Obligation."

               (d) The Trustee will promptly notify General Motors Acceptance Corporation of any failure of Residential Funding to make any payments hereunder and shall demand payment pursuant to the limited guaranty (the "Limited Guaranty"), executed by General Motors Acceptance Corporation, of Residential Funding's obligation to make payments pursuant to this Section, in an amount equal to the lesser of (i) the Amount Available and (ii) such required payments, by delivering to General Motors Acceptance Corporation a written demand for payment by wire transfer, not later than the second Business Day prior to the Distribution Date for such month, with a copy to the Master Servicer.

               (e) All payments made by Residential Funding pursuant to this Section or amounts paid under the Limited Guaranty shall be deposited directly in the Certificate Account, for distribution on the Distribution Date for such month to the Class B Certificateholders.

               (f) The Company shall have the option, in its sole discretion, to substitute for either or both of the Limited Guaranty or the Subordinate Certificate Loss Obligation another instrument in the form of a corporate guaranty, an irrevocable letter of credit, a surety bond, insurance policy or similar instrument or a reserve fund; provided that (i) the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that obtaining such substitute corporate guaranty, irrevocable letter of credit, surety bond, insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under
Section 860(F)(a)(1) of the Code or on "contributions after the startup date" under Section 860(G)(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding, and (ii) no such substitution shall be made unless (A) the substitute Limited Guaranty or Subordinate Certificate Loss Obligation is for an initial amount not less than the then current Amount Available and contains provisions that are in all material respects equivalent to the original Limited Guaranty or Subordinate Certificate Loss Obligation (including that no portion of the fees, reimbursements or other obligations under any such instrument will be borne by the Trust Fund), (B) the long term debt obligations of any obligor of any substitute Limited Guaranty or Subordinate Certificate Loss Obligation (if not supported by the Limited Guaranty) shall be rated at least the lesser of (a) the rating of the long term debt obligations of General Motors Acceptance Corporation as of the date of issuance of the Limited Guaranty and (b) the rating of the long term debt obligations of General Motors Acceptance Corporation at the date of such substitution and (C) the Company obtains written confirmation from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company that such substitution shall not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency. Any replacement of the Limited Guaranty or Subordinate Certificate Loss Obligation pursuant to this Section shall be accompanied by a written Opinion of Counsel to the substitute guarantor or obligor, addressed to the Master Servicer and the Trustee, that such substitute instrument constitutes a legal, valid and binding obligation of the substitute guarantor or obligor, enforceable in accordance with its terms, and concerning such other matters as the Master Servicer and the Trustee shall reasonably request. Neither the Company, the Master Servicer nor the Trustee shall be obligated to substitute for or replace the Limited Guaranty or Subordinate Certificate Loss Obligation under any circumstance.

               Section 12.02. Amendments Relating to the Limited Guaranty. Notwithstanding Sections 11.01 or 12.01: (i) the provisions of this Article XII may be amended, superseded or deleted, (ii) the Limited Guaranty or Subordinate Certificate Loss Obligation may be amended, reduced or canceled, and (iii) any other provision of this Agreement which is related or incidental to the matters described in this Article XII may be amended in any manner; in each case by written instrument executed or consented to by the Company and Residential Funding but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of, the Master Servicer or the Trustee, as applicable; provided that the Company shall also obtain a letter from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company to the effect that such amendment, reduction, deletion or cancellation will not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency, unless (A) the Holder of 100% of the Class B Certificates is Residential Funding or an Affiliate of Residential Funding, or (B) such amendment, reduction, deletion or cancellation is made in accordance with Section 11.01(e) and, provided further that the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision), in the case of a material amendment or supercession (but not a reduction, cancellation or deletion of the Limited Guaranty or the Subordinate Certificate Loss Obligation), an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment or supercession will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or
(b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding. A copy of any such instrument shall be provided to the Trustee and the Master Servicer together with an Opinion of Counsel that such amendment complies with this Section 12.02.

                                    EXHIBIT L


                           [FORM OF LIMITED GUARANTY]


                                LIMITED GUARANTY


                        RESIDENTIAL ACCREDIT LOANS, INC.


                       Mortgage Asset-Backed Pass-Through Certificates
                                 Series ____-___


                                                          , 199

__________________
__________________
__________________


Attention:  Residential Funding Corporation Series ____-___

Ladies and Gentlemen:

     WHEREAS, Residential Funding Corporation, a Delaware corporation ("Residential Funding"), an indirect wholly-owned subsidiary of General Motors Acceptance Corporation, a New York corporation ("GMAC"), plans to incur certain obligations as described under Section 12.01 of the Pooling and Servicing Agreement dated as of ___________ 1, ____ (the "Servicing Agreement"), among Residential Accredit Loans, Inc. (the "Company"), Residential Funding and __________________ (the "Trustee") as amended by Amendment No. thereto, dated as of ________________ , with respect to the Mortgage Asset-Backed Pass-Through Certificates, Series ____-___ (the "Certificates"); and

               WHEREAS, pursuant to Section 12.01 of the Servicing Agreement, Residential Funding agrees to make payments to the Holders of the Class B Certificates with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

               WHEREAS, GMAC desires to provide certain assurances with respect to the ability of Residential Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;

               NOW THEREFORE, in consideration of the premises herein contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

14. Provision of Funds. (a) GMAC agrees to contribute and deposit in the Certificate Account on behalf of Residential Funding (or otherwise provide to Residential Funding, or to cause to be made available to Residential Funding), either directly or through a subsidiary, in any case prior to the related Distribution Date, such moneys as may be required by

Residential Funding to perform its Subordinate Certificate Loss Obligation when and as the same arises from time to time upon the demand of the Trustee in accordance with Section 12.01 of the Servicing Agreement.

               (b) The agreement set forth in the preceding clause (a) shall be absolute, irrevocable and unconditional and shall not be affected by the transfer by GMAC or any other person of all or any part of its or their interest in Residential Funding, by any insolvency, bankruptcy, dissolution or other proceeding affecting Residential Funding or any other person, by any defense or right of counterclaim, set-off or recoupment that GMAC may have against Residential Funding or any other person or by any other fact or circumstance. Notwithstanding the foregoing, GMAC's obligations under clause (a) shall terminate upon the earlier of (x) substitution for this Limited Guaranty pursuant to Section 12.01(f) of the Servicing Agreement, or (y) the termination of the Trust Fund pursuant to the Servicing Agreement.

15. Waiver. GMAC hereby waives any failure or delay on the part of Residential Funding, the Trustee or any other person in asserting or enforcing any rights or in making any claims or demands hereunder. Any defective or partial exercise of any such rights shall not preclude any other or further exercise of that or any other such right. GMAC further waives demand, presentment, notice of default, protest, notice of acceptance and any other notices with respect to this Limited Guaranty, including, without limitation, those of action or nonaction on the part of Residential Funding or the Trustee.

16. Modification, Amendment and Termination. This Limited Guaranty may be modified, amended or terminated only by the written agreement of GMAC and the Trustee and only if such modification, amendment or termination is permitted under Section 12.02 of the Servicing Agreement. The obligations of GMAC under this Limited Guaranty shall continue and remain in effect so long as the Servicing Agreement is not modified or amended in any way that might affect the obligations of GMAC under this Limited Guaranty without the prior written consent of GMAC.

17. Successor. Except as otherwise expressly provided herein, the guarantee herein set forth shall be binding upon GMAC and its respective successors.

18. Governing Law. This Limited Guaranty shall be governed by the laws of the State of New York.

19. Authorization and Reliance. GMAC understands that a copy of this Limited Guaranty shall be delivered to the Trustee in connection with the execution of Amendment No. 1 to the Servicing Agreement and GMAC hereby authorizes the Company and the Trustee to rely on the covenants and agreements set forth herein.

20. Definitions. Capitalized terms used but not otherwise defined herein shall have the meaning given them in the Servicing Agreement.

21. Counterparts. This Limited Guaranty may be executed in any number of counterparts, each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

               IN WITNESS WHEREOF, GMAC has caused this Limited Guaranty to be executed and delivered by its respective officers thereunto duly authorized as of the day and year first above written.



                                            GENERAL MOTORS ACCEPTANCE
                                            CORPORATION


                                            By:__________________________
                                            Name:________________________
                                            Title:_______________________

Acknowledged by:


___________________________,
    as Trustee


By:_________________________
Name:_______________________
Title:______________________



RESIDENTIAL ACCREDIT LOANS, INC.


By:________________________
Name:______________________
Title:_____________________

                                    EXHIBIT M


          FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN


                                                                , 19

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

_______________
_______________
_______________


Attention:  Residential Funding Corporation Series ____-___

               Re: Mortgage Asset-Backed Pass-Through Certificates, Series ____-___ Assignment of Mortgage Loan

Ladies and Gentlemen:

     This letter is delivered to you in connection with the assignment by (the "Trustee") to __________________ (the "Lender") of _______________ (the
"Mortgage Loan") pursuant to Section 3.13(d) of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and the Trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Lender hereby certifies, represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

(i) the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

(ii) the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

(iii) the Mortgage Loan following the proposed assignment will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

(iv) such assignment is at the request of the borrower under the related Mortgage Loan.

                                            Very truly yours,


                                             _____________________________
                                             (Lender)


                                            By:___________________________
                                            Name:_________________________
                                            Title:________________________

                                    EXHIBIT N


                          FORM OF REQUEST FOR EXCHANGE

                                                                  [DATE]

________________
________________
________________


               Re:    Residential Accredit Loans, Inc.,
                      Mortgage Asset-Backed Pass-Through Certificates, Series ____-___

     Residential Funding Corporation, as the Holder of a ___% Percentage Interest of the [Interest Only/Class A-V][-1] Certificates, hereby requests the Trustee to exchange the above-referenced Certificates for the Subclasses referred to below:

1. [Interest Only/Class A-V]- Certificates, corresponding to the following Uncertificated REMIC Regular Interests: [List numbers corresponding to the related loans and Pool Strip Rates from the Mortgage Loan Schedule]. The initial Subclass Notional Amount and the Initial Pass-Through Rate on the [Interest Only/Class A-V]- Certificates will be $___________ and _____%, respectively.

2.   [Repeat as appropriate.]

               The Subclasses requested above will represent in the aggregate all of the Uncertificated REMIC Regular Interests represented by the [Interest Only/Class A-V][-1] Certificates surrendered for exchange.

     All capitalized terms used but not defined herein shall have the meanings set forth in the Pooling and Servicing Agreement, dated as of ___________ 1, ____, among Residential Accredit Loans, Inc., Residential Funding Corporation and __________________, as trustee.



                                            RESIDENTIAL FUNDING CORPORATION



                                        By:________________________
                                      Name:________________________
                                     Title:________________________